UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-3623

The Prudential Series Fund, Inc.

Exact name of registrant as specified in charter:

Gateway Center 3, 100 Mulberry Street, Newark, New Jersey	07102
Address of principal executive offices:	Zip code

Jonathan D. Shain

Gateway Center 3,

100 Mulberry Street,

Newark, New Jersey 07102

Name and address of agent for service:

Registrant’s telephone number, including area code:    973-802-6469

Date of fiscal year end:    12/31/03

Date of reporting period:    12/31/03

Item 1 – Reports to Stockholders – [INSERT REPORT]

VARIABLE LIFE INSURANCE	ANNUAL REPORT	DECEMBER 31, 2003

Variable Universal Life

VARIABLE LIFE INSURANCE

☐	Prudential’s Survivorship Preferred®

☐	Prudential’s Variable Universal Life

☐	Pruco Life’s Variable Universal Life®

☐	Pruco Life’s Survivorship Variable Universal Life

☐	Pruco Life of New Jersey’s Survivorship Variable Universal Life

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For more details see inside front cover.

The Prudential Insurance Company of America

751 Broad Street, Newark, NJ 07102-3777

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

213 Washington Street, Newark, NJ 07102-2992

Pruco Life Insurance Company is not licensed to do business in New York

IFS-2004-A072363

This report may be used with the public only when preceded or accompanied by current prospectuses for The Prudential Series Fund, Inc.; the applicable variable life product; and the current Monthly Performance Review for the applicable product. The Monthly Performance Review shows historical investment performance after the deduction of investment management fees, investment-related expenses, and the product’s mortality and expense risk charge.

For variable life insurance products, additional contract charges include the cost of insurance, administrative, sales, and any applicable withdrawal or surrender charges. These charges will reduce the rates of return shown on the Monthly Performance Review.

The contract’s prospectus contains hypothetical performance illustrations that show the effects of performance on various assumptions regarding the cost of insurance protection You may also obtain a personalized illustration of historical performance that reflects the cost of your policy’s insurance protection. Read them carefully before investing or sending money.

Investors should carefully consider the contract and the underlying portfolios’ investment objectives, risks, and charges and expenses carefully before investing. The contract’s prospectus and the underlying portfolios’ prospectus contain information relating to investment objectives, risks, and charges and expenses, as well as other important information. Read them carefully before investing or sending money.

Survivorship Preferred is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777. Variable Universal Life is issued by Pruco Life Insurance Company, 213 Washington Street, Newark, NJ 07102-2992 (in New York, issued by The Prudential Insurance Company of America). Survivorship Variable Universal Life is issued by Pruco Life Insurance Company (except in New Jersey and New York where the issuer is Pruco Life Insurance Company of New Jersey), both located at 21 3 Washington Street, Newark, NJ 07102-2992. Variable Life is distributed by Pruco Securities LLC, member SIPC, 751 Broad Street, Newark, NJ 07102-3777. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations.

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The Prudential Insurance Company of America

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

Notice to Policyholders, dated December 30, 2003

As part of our general authority to restrict transfers we recently adopted the following rule:

Effective January 1, 2004, we will allow you to effect up to 20 transfers each calendar year by telephone, fax, electronic means, or by mail. Once that limit has been reached, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in your prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit. In the event of such a change, we will notify you.

Pruco Life Insurance Company

Supplement dated December 30, 2003

to

Variable Life Insurance Prospectuses dated May 1, 2003

Your prospectus is amended as follows:

As part of our general authority to restrict transfers we recently adopted the following rule:

Effective January 1, 2004, we will allow you to effect up to 20 transfers each calendar year by telephone, fax, electronic means, or by mail. Once that limit has been reached, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in your prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit. In the event of such a change, we will revise or supplement the prospectus.

Pruco Life Insurance Company of New Jersey

Supplement dated December 30, 2003

to

Variable Life Insurance Prospectuses dated May 1, 2003

Your prospectus is amended as follows:

As part of our general authority to restrict transfers we recently adopted the following rule:

Effective January 1, 2004, we will allow you to effect up to 20 transfers each calendar year by telephone, fax, electronic means, or by mail. Once that limit has been reached, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by U.S. regular mail.

After you have submitted 20 transfers in a calendar year, a subsequent transfer request by telephone, fax or electronic means will be rejected, even in the event that it is inadvertently processed.

Currently, certain transfers effected systematically under either a dollar cost averaging or an automatic rebalancing program described in your prospectus do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit. In the event of such a change, we will revise or supplement the prospectus.

THE PRUDENTIAL SERIES FUND, INC.

Diversified Conservative Growth Portfolio

Jennison 20/20 Focus Portfolio

Value Portfolio

PROSPECTUS DATED MAY 1, 2003

SUPPLEMENT DATED JANUARY 14, 2004

The following amends the section of the prospectus entitled “How the Fund is Managed—Portfolio Managers”:

Effective as of January 13, 2004, Tom Kolefas has been replaced as a portfolio manager. David A. Kiefer and Avi Z. Berg are the portfolio managers of the value portion of the Diversified Conservative Growth Portfolio. Mr. Kiefer is the portfolio manager of the value portion of the Jennison 20/20 Focus Portfolio. Mr. Kiefer and Mr. Berg are the portfolio managers of the Value Portfolio.

David A. Kiefer, CFA, is a Senior Vice President of Jennison, which he joined in September 2000. He joined Prudential’s management training program in 1986. From 1988 to 1990, Mr. Kiefer worked at Prudential Power Funding Associates, making loans to the energy industry. He then left to attend business school, rejoining Prudential in equity asset management in 1992. Mr. Kiefer became a portfolio manager in 1994 at Prudential. Mr. Kiefer earned a B.S. from Princeton University and an M.B.A. from Harvard Business School.

Avi Z. Berg is a Vice President of Jennison, which he joined in January 2001. Prior to joining Jennison, he was with Goldman Sachs Asset Management from 1997 to 2000 as an Equity Research Associate for their small and mid cap value funds. From 1995 to 1997, Mr. Berg worked in equity research at Schroder Wertheim & Co. and Fir Tree Partners. From 1991 to 1995, he was a consultant with Price Waterhouse LLP. Mr. Berg received his A.B. in Economics magna cum laude from Harvard University in 1991 and his M.B.A. in Finance and Accounting with honors and distinctions from Columbia Business School in 1997.

THE PRUDENTIAL SERIES FUND, INC.

SP Technology Portfolio

PROSPECTUS DATED MAY 1, 2003

SUPPLEMENT DATED JANUARY 20, 2004

Effective on or about January 20, 2004, The Dreyfus Corporation will replace Alliance Capital Management, L.P. (Alliance) as subadviser to the SP Technology Portfolio (formerly, SP Alliance Technology Portfolio).

Effective on or about January 20, 2004 each section of the prospectus is replaced or supplemented as noted below:

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES OF THE PORTFOLIOS

SP Technology Portfolio

Investment Objective: long-term growth of capital.

We normally invest at least 80% of the Portfolio’s investable assets (net assets plus any borrowings made for investment purposes) in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio also may invest up to 25% of its total assets in foreign securities. The Portfolio’s investments in stocks may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs). Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money. This Portfolio is advised by The Dreyfus Corporation.

Principal Risks:
•	company risk	•	industry/sector risk	•	market risk
•	credit risk	•	interest rate risk	•	short sale risk
•	derivatives risk	•	initial public offering (IPO)	•	smaller company risk
•	foreign investment risk	•	liquidity risk	•	technology company risk
•	growth stock risk	•	management risk	•	technology sector risk

. . . . . . .

PRINCIPAL RISKS

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Initial public offering (IPO) risk. The prices of securities purchased in initial public offerings (IPOs) can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio’s asset base increases, IPOs often have a diminished effect on a Portfolio’s performance.

Smaller company risk. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology companies (see technology company risk below) are magnified.

Technology company risk. Technology companies, especially small cap technology companies, involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Portfolio investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Technology sector risk. The technology sector has historically been among the most volatile sectors of the stock market. Because the SP Technology Portfolio concentrates its investments in the technology sector, its performance will be affected by developments in the technology sector.

MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Investment Objectives and Policies

SP Technology Portfolio

The investment objective of this Portfolio is growth of capital. Current income is only an incidental consideration. While we make every effort to achieve our objective, we can’t guarantee success and it is possible that you could lose money.

In order to pursue the investment objective of the Portfolio, the Portfolio normally invests at least 80% of its investable assets in securities of companies that use technology extensively in the development of new or improved products or processes. The Portfolio will not change this policy unless it provides 60 days prior written notice to contract owners. Up to 25% of the Portfolio’s assets may be invested in foreign securities. The Portfolio’s stock investments may include common stocks, preferred stocks and convertible securities, including those purchased in initial public offerings (IPOs).

In choosing stocks, the Portfolio looks for technology companies with the potential for strong earnings or revenue growth rates, although some of the companies in which the Portfolio invests may currently be experiencing losses. The Portfolio focuses on those technology sectors that the subadviser expects to outperform on a relative scale. The more attractive sectors are overweighted. Among the sectors evaluated are those that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, healthcare, biotechnology, computer software and hardware, electronic components and systems, network and cable broadcasting, telecommunications, defense and aerospace, and environmental sectors.

The Portfolio typically sells a stock when the subadviser believes there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The Portfolio may also sell stocks when the subadviser’s valuation of a sector has changed.

The Portfolio may, but is not required to, use derivatives, such as futures and options, as a substitute for taking a position in the underlying asset, to increase returns, or as part of a hedging strategy. The Portfolio may also engage in short sales, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its Portfolio securities.

Because the Portfolio invests primarily in technology companies, factors affecting those types of companies could have a significant effect on the Portfolio’s net asset value. In addition, the Portfolio’s investments in technology stocks, especially those of small, less-seasoned companies, tend to be more volatile than the overall market. The Portfolio’s investments in debt and foreign securities have credit risk and foreign risk.

The Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Portfolio will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Portfolio may experience delays in recovering the loaned securities or exercising its rights in the collateral.

In response to adverse market conditions or when restructuring the Portfolio, the subadviser may invest up to 100% of the Portfolio’s assets in money market instruments. Investing heavily in these securities limits the ability to achieve the investment objective, but can help to preserve the Portfolio’s assets when the markets are unstable. At times, the Portfolio may engage in short-term trading, which could produce higher transaction costs.

The Portfolio is managed by The Dreyfus Corporation. Prior to January 20, 2004, the Portfolio was managed by Alliance Capital Management, L.P.

. . . . . . .

HOW THE FUND IS MANAGED—Investment Subadvisers

The Dreyfus Corporation (Dreyfus) serves as the subadviser to the SP Technology Portfolio. Dreyfus is an indirect, wholly-owned subsidiary of Mellon Financial Corporation (Mellon). Founded in 1947, Dreyfus manages, as of September 30, 2003, approximately $168 billion in 203 mutual fund portfolios. Mellon is a global financial services company. Headquartered in Pittsburgh, Pennsylvania, Mellon is one of the world’s leading providers for corporations and institutions and affluent individuals. Dreyfus’ address is 200 Park Avenue, New York, New York 10166.

AIM VARIABLE INSURANCE FUNDS

AIM V.I. AGGRESSIVE GROWTH FUND

AIM V.I. BALANCED FUND

AIM V.I. BASIC VALUE FUND

AIM V.I. BLUE CHIP FUND

AIM V.I. CAPITAL APPRECIATION FUND

AIM V.I. CAPITAL DEVELOPMENT FUND

AIM V.I. CORE EQUITY FUND

AIM V.I. DENT DEMOGRAPHIC TRENDS FUND

AIM V.I. DIVERSIFIED INCOME FUND

AIM V.I. GLOBAL UTILITIES FUND

AIM V.I. GOVERNMENT SECURITIES FUND

AIM V.I. GROWTH FUND

AIM V.I. HIGH YIELD FUND

AIM V.I. INTERNATIONAL GROWTH FUND

AIM V.I. MID CAP CORE EQUITY FUND

AIM V.I. MONEY MARKET FUND

AIM V.I. NEW TECHNOLOGY FUND

AIM V.I. PREMIER EQUITY FUND

(Series I shares)

Supplement dated January 16, 2004

to the Prospectus dated May 1, 2003 as supplemented June 12, 2003, August 18, 2003, August 20, 2003, November 20, 2003, December 5, 2003, December 12, 2003, and December 16, 2003

This supplement provides additional information concerning the matters discussed in the supplement dated December 16, 2003 (the “Prior Supplement”).

Your Fund’s investment advisor, A I M Advisors, Inc. (“AIM”), is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. (“INVESCO”), was, prior to November 25, 2003, the investment advisor to the INVESCO Funds.

As discussed in the Prior Supplement, on December 2, 2003 each of the Securities Exchange Commission (“SEC”) and the Office of the Attorney General of the State of New York (“NYAG”) filed civil proceedings against INVESCO and Raymond R. Cunningham, in his capacity as the chief executive officer of INVESCO, and on December 2, 2003 the State of Colorado filed civil proceedings against INVESCO. The civil proceedings allege that INVESCO failed to disclose in the INVESCO Funds’ prospectuses and to the INVESCO Funds’ independent directors that INVESCO had entered into certain arrangements permitting market timing of the INVESCO Funds.

In addition to these civil proceedings, the SEC and NYAG have issued subpoenas and requested information from AIM relating to market timing activity by certain investors in the AIM Funds.

The independent trustees of the AIM/INVESCO Funds have retained their own independent counsel to conduct an investigation on behalf of the independent trustees into the frequent trading arrangements and related issues raised by the regulators. The independent trustees have created a special committee, consisting of four independent trustees, to oversee the investigation and to formulate recommendations for further board action. As part of the investigation by the independent trustees, their independent counsel has been reviewing the examination of INVESCO and AIM currently being conducted by management’s outside counsel.

AMVESCAP recently found, in its ongoing review, situations in which the procedures designed to guard against the potential adverse impact of frequent trading and illegal late trading through intermediaries were not completely effective. These findings were based, in part, on an extensive economic analysis by outside experts who examined the impact of these activities.

In light of these findings, AMVESCAP has agreed that any AIM or INVESCO Fund harmed by the activities of accommodated market timers will receive full restitution. In addition, AMVESCAP has retained outside counsel to undertake a comprehensive review of AIM’s and INVESCO’s policies, procedures and practices, with the objective that they rank among the most effective in the fund industry.

AMVESCAP has informed regulators of its most recent findings and is seeking to resolve both the pending enforcement actions against INVESCO and the ongoing investigations with respect to AIM.

The Prior Supplement identifies multiple lawsuits that have been filed against certain INVESCO Funds, AIM Funds, INVESCO, A I M Management Group Inc., the parent of AIM, AMVESCAP and certain related parties, primarily based upon the allegations in the complaints described above, and that have been served as of December 16, 2003. The following list identifies additional lawsuits that have been served as of January 15, 2004:

•	Steven B. Ehrlich, et al., v. INVESCO Advantage Health Sciences Fund, et al., in the United States District Court, District of Colorado (Civil Action No. 03-N-2559), filed on December 17, 2003.

•	Joseph R. Russo, Individually and On Behalf of All Others Similarly Situated, v. INVESCO Advantage Health Sciences Fund, et al., in the United States District Court, Southern District of New York (Civil Action No. 03-CV-10045), filed on December 18, 2003.

•	Miriam Calderon, Individually and On Behalf of All Others Similarly Situated, v. AMVESCAP, PLC, et al., in the United States District Court, District of Colorado (Civil Action No. 03-M-2604), filed on December 24, 2003.

•	Pat B. Gorsuch and George L. Gorsuch v. INVESCO Funds Group, Inc. and A I M Advisors, Inc., in the United States District Court, District of Colorado (Civil Action No. 03-MK-2612), filed on December 24, 2003.

The Ehrlich and Gorsuch lawsuits allege a variety of theories of recovery and seek a variety of remedies, which are generally identified in the Prior Supplement. The Calderon lawsuit alleges as a theory of recovery the violation of various provisions of the Employee Retirement Income Security Act (“ERISA”) and seeks as a remedy various corrective measures under ERISA, among other remedies identified in the Prior Supplement. The Gorsuch lawsuit seeks as a remedy that the advisory agreement with AIM be rescinded and/or declared unenforceable or void and that all advisory fees received during the past year be refunded, among other remedies identified in the Prior Supplement.

More detailed information regarding each of the cases identified above is provided in each fund’s statement of additional information. Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the funds, INVESCO, AIM, AMVESCAP and related parties in the future. Information about any similar additional lawsuits will be provided in the statement of additional information.

MFS® Variable Insurance Trust

MFS® BOND SERIES	MFS® MONEY MARKET SERIES
MFS® CAPITAL OPPORTUNITIES SERIES	MFS® NEW DISCOVERY SERIES
MFS® EMERGING GROWTH SERIES	MFS® RESEARCH SERIES
MFS® GLOBAL EQUITY SERIES	MFS® STRATEGIC INCOME SERIES
MFS® HIGH INCOME SERIES	MFS® TOTAL RETURN SERIES
MFS® INVESTORS GROWTH STOCK SERIES	MFS® UTILITIES SERIES
MFS® INVESTORS TRUST SERIES	MFS® VALUE SERIES
MFS® MID CAP GROWTH SERIES

Supplement to Current Prospectus

Effective immediately, the first two paragraphs under the caption “Other Information—Pricing of Series’ Shares” in the Trust’s prospectus is replaced in their entirely by the following:

The price of each class of the series’ shares is based on its net asset value. The net asset value of each class of shares is determined once each day during which the New York Stock Exchange is open for trading as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The New York Stock Exchange is closed on most national holidays and Good Friday. To determine net asset value, each series, except for the MFS Money Market Series, values its assets at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the series use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the series’ judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the series’ valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the series determines its net asset value, and therefore the series may adjust closing market prices of foreign securities to reflect what it believes to be the fair value of the securities as of the series’ valuation time. The MFS Money Market Series values its assets using the amortized cost method.

Effective immediately, fourth and fifth paragraphs under the caption “Other Information” in the Trust’s prospectus are replaced in their entirety by the following:

Right to Reject or Restrict Purchase and Exchange Orders. Purchases and exchanges should be made for investment purposes only. The series reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by an insurance company or retirement plan sponsor through which the transaction is placed. In the event that the series reject or cancel an exchange request, neither the redemption nor the purchase side of the exchange will be processed. The series reserve the right to delay for up to one business day the processing of exchange requests in the event that, in the series’ judgment, such delay would be in the series’ best interest, in which case both the redemption and purchase side of the exchange will be processed at the conclusion of the delay period.

Excessive Trading Policies. Excessive trading into and out of the series can disrupt portfolio investment strategies and increase series’ operating expenses. The series are not designed to accommodate excessive trading practices. The series and their agents reserve the right to restrict, reject or cancel purchase and exchange orders, as described above, which represent excessive trading.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and there is no guarantee that the series or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the series and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. In addition, the series receive purchase, exchange and redemption orders from insurance companies and retirement plans which maintain omnibus accounts with the series. Omnibus account arrangements are common forms of holding shares of a series, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements often permit multiple investors (e.g., contract holders and plan participants) to aggregate their respective share ownership positions and purchase, redeem and exchange series’ shares where the identity of the particular shareholder(s) is not known to a series. Therefore, the ability of the series to detect excessive trading practices with respect to shares held through omnibus arrangements is limited, and trading patterns representing a significant percentage of shareholders’ account activity may not be monitored by the series.

To the extent that the series or their agents are unable to curtail excessive trading practices in a series, these practices may interfere with the efficient management of the series’ portfolio, and may result in the series engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the series’ operating costs and decrease the series’ investment performance, and maintenance of a higher level of cash balances would likewise result in lower series investment performance during periods of rising markets.

For series that significantly invest in foreign securities traded on markets which may close prior to when the series determines its net asset value as of the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of series shares held by other shareholders. Because events may occur after the close of these foreign markets and before the series’ valuation time that influence the value of these foreign securities, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these foreign securities as of the series’ valuation time (referred to as price arbitrage). The series has procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the series’ valuation time, (referred to as fair valuation procedures), as described under “Other Information – Pricing of Series’ Shares” above. To the extent that the series does not accurately value foreign securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of series shares held by other shareholders.

For series that significantly invest in high yield (commonly known as junk bonds) or small cap equity securities, because these securities are often infrequently traded, investors may seek to trade series shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of the series’ portfolio to a greater degree than series which invest in highly liquid securities, in part, because the series may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful arbitrage may also cause dilution in the value of series shares held by other shareholders.

Effective immediately, the following is added to the prospectus:

Legal Proceedings. Massachusetts Financial Services Company (“MFS”), the investment adviser to each fund identified above (the “funds”), has reached agreement with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”) and the Bureau of Securities Regulation of the State of New Hampshire (“NH”) to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters. These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators’ view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS’ former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, have also reached agreement with the SEC (Messrs. Ballen and Parke resigned their director and officer positions with MFS on February 13, 2004). Under the terms of the settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the settlements, a $225 million pool will be established for distribution to shareholders in certain of the MFS funds offered to retail investors (“Retail Funds”), which will be funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant with consultation with MFS and the Boards of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with the NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS will also pay an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH will retain $250,000 and $750,000 will be contributed to the North American Securities Administrators Association’s Investor Protection Trust).

In addition, under the terms of the settlement, MFS will adopt certain governance changes, which include, among others:

•	formation of a Code of Ethics Oversight Committee, comprised of senior executives of MFS’ operating businesses, to oversee all matters relating to issues arising under MFS’ Code of Ethics;

•	establishment of an Internal Compliance Controls Committee, chaired by MFS’ Chief Compliance Officer and comprised of senior executives of MFS’ operating businesses, to review compliance issues as they may arise from time to time, endeavor to develop solutions to those issues, and oversee implementation of those solutions;

•	establishment of a company ombudsman to whom MFS employees may convey concerns about MFS business matters that they believe involve matters of ethics or questionable practices;

•	establishment of a full-time senior-level position reporting to MFS’ Chief Compliance Officer whose responsibilities include compliance matters related to conflicts of interest; this officer or another designated compliance officer will implement and oversee the funds’ excessive trading policies and compliance procedures;

•	engagement of an Independent Compliance Consultant to conduct a comprehensive review of MFS supervisory, compliance, and other policies and procedures designed to prevent and detect conflicts of interest, breaches of fiduciary duty, breaches of the MFS Code of Ethics and federal securities law violations by MFS and its employees; and

•	commencing in 2006, and at least once every other year thereafter, MFS shall undergo a compliance review by an independent third party.

In addition, under the terms of the settlement, MFS has undertaken to use its best efforts to cause the Retail Funds to operate in accordance with the following governance policies and practices:

•	at least 75% of the Retail Funds’ Boards of Trustees will be independent of MFS and will not have been directors, officers or employees of MFS at any point during the preceding 10 years (a standard to which the Retail Funds’ Boards currently adhere);

•	the chair of the Retail Funds’ Boards of Trustees will be independent of MFS and will not have been a director, officer or employee of MFS at any point during the preceding 10 years (a standard to which the Retail Funds’ Boards currently adhere);

•	all action taken by the Retail Funds’ Boards of Trustees or a committee thereof will be approved by a majority of the independent trustees of the Boards or committee, respectively;

•	commencing in 2005 and not less than every fifth calendar year thereafter, the Retail Funds will hold shareholder meetings at which the Boards of Trustees will be elected; and

•	the Retail Funds will designate an independent compliance officer reporting to the Boards of Trustees responsible for assisting the Boards in monitoring compliance by MFS with the federal securities laws, its fiduciary duties to fund shareholders and its Code of Ethics in all matters relevant to the operations of the funds.

Under the terms of the NYAG settlement, MFS has undertaken, on behalf of the funds, that:

•	the funds will retain a senior officer responsible for assisting in the review of fee arrangements and administering the funds’ compliance policies and procedures, and the Board of Trustees of the funds has determined that MFS shall reimburse the funds for the expense of this senior officer; and

•	certain statements sent by MFS to fund shareholders will disclose fees and costs in actual dollar amounts charged to each investor on his or her actual investment based upon the investor’s most recent quarterly closing balance and on a hypothetical $10,000 investment held for ten years.

Messrs. Ballen and Parke have agreed to suspensions from association with any investment adviser or registered investment company for periods of 9 months and 6 months, respectively. Upon completion of these suspensions, for periods of 27 months (Mr. Ballen) and 30 months (Mr. Parke), Messrs. Ballen and Parke have agreed not to serve as an employee, officer or trustee of any registered investment company; not to serve as chairman, director or as an officer of any investment adviser; and to otherwise perform only limited functions for an investment adviser, which may include strategic planning and analysis, portfolio management and non-mutual fund marketing. Messrs. Ballen and Parke will pay approximately $315,000 each to the SEC, $250,000 of which is characterized as a penalty. In addition, Messrs. Ballen and Parke resigned as trustees of the funds’ Boards of Trustees, and Mr. Ballen resigned as the funds’ President, effective February 6, 2004.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS’ internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS will establish a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the Funds. It is not clear whether the restitution pool will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed the amounts available in the restitution pool. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

In November 2003, the SEC and Morgan Stanley DW, Inc. (Morgan Stanley) settled an enforcement action against Morgan Stanley relating to the undisclosed receipt of fees from certain mutual fund companies in return for preferred marketing of their funds. MFS was one of the 14 fund companies reported to be on Morgan Stanley’s preferred list. As a result, MFS has been under investigation by the SEC relating to its directed brokerage and revenue-sharing arrangements with various distributors of its products, including Morgan Stanley. MFS is cooperating with the SEC’s investigation, which is ongoing. The outcome of this investigation is not yet determinable and may result in sanctions, compensation payments or other financial penalties.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

The date of this supplement is March 1, 2004.

T. Rowe Price Institutional International Funds, Inc.

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Institutional Foreign Equity Fund

T. Rowe Price International Funds, Inc.

T. Rowe Price Emerging Europe & Mediterranean Fund

T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price European Stock Fund

T. Rowe Price Global Stock Fund

T. Rowe Price International Discovery Fund

T. Rowe Price International Growth & Income Fund

T. Rowe Price International Growth & Income Fund–Advisor Class

T. Rowe Price International Growth & Income Fund–R Class

T. Rowe Price International Stock Fund

T. Rowe Price International Stock Fund–Advisor Class

T. Rowe Price International Stock Fund–R Class

T. Rowe Price Japan Fund

T. Rowe Price Latin America Fund

T. Rowe Price New Asia Fund

Supplement to prospectuses dated March 1, 2003

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio

T. Rowe Price Spectrum Fund, Inc.

Spectrum International Fund

Supplement to prospectuses dated May 1, 2003

The subsequent notice updates the following prospectuses dated March 1, 2003: International Funds – Equity Portfolios,

International Growth & Income Fund – Advisor Class, International Growth & Income Fund – R Class, International Stock Fund, International Stock Fund – Advisor Class, International Stock Fund – R Class, Institutional Emerging Markets Equity Fund, and Institutional Foreign Equity Fund. It also updates the International Stock Portfolio and Spectrum Funds’ prospectuses dated May 1, 2003 and the T. Rowe Price Funds prospectus dated October 1, 2003.

Effective March 1, 2004, David J.L. Warren will replace John R. Ford on the Investment Advisory Groups for the following funds: Emerging Europe & Mediterranean, Emerging Markets Stock, European Stock, Institutional Emerging Markets Equity, International Discovery, International Growth & Income, Latin America, and New Asia. Mr. Warren will also replace John R. Ford as the chairman of the Spectrum International Fund’s Investment Advisory Committee. Mr. Ford will no longer be a member of the Investment Advisory Groups for the Institutional Foreign Equity, International Stock, and Japan Funds, as well as the International Stock Portfolio. Effective February 1, 2004, Gonzalo Pángaro will replace Benedict R.F. Thomas on the Investment Advisory Groups for the Emerging Markets Stock and Latin America Funds. Dean Tenerelli will replace Mr. Ford on the Investment Advisory Group for the Global Stock Fund.

Gonzalo Pángaro joined T. Rowe Price International in 1998 and has 11 years of investment experience. David J.L. Warren joined T. Rowe Price International in 1983 and has 23 years of experience in equity research, fixed-income research, and portfolio management.

The date of the above supplement is January 20, 2004.

Variable Life Insurance	Annual Report	December 31, 2003

Table of Contents

Letter to Contract Owners

☐	THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

Conservative Balanced Portfolio	SP Conservative Asset Allocation Portfolio
Diversified Bond Portfolio	SP Davis Value Portfolio
Equity Portfolio	SP Deutsche International Equity Portfolio
Flexible Managed Portfolio	SP Growth Asset Allocation Portfolio
Global Portfolio	SP INVESCO Small Company Growth Portfolio
Government Income Portfolio	SP Jennison International Growth Portfolio
High Yield Bond Portfolio	SP Large Cap Value Portfolio
Jennison Portfolio	SP MFS Capital Opportunities Portfolio
Money Market Portfolio	SP Mid Cap Growth Portfolio
Natural Resources Portfolio	SP PIMCO High Yield Portfolio
Small Capitalization Stock Portfolio	SP PIMCO Total Return Portfolio
SP Aggressive Growth Asset Allocation Portfolio	SP Prudential U.S. Emerging Growth Portfolio
SP AIM Aggressive Growth Portfolio	SP Small/Mid Cap Value Portfolio
SP AIM Core Equity Portfolio	SP Strategic Partners Focused Growth Portfolio
SP Alliance Large Cap Growth Portfolio	Stock Index Portfolio
SP Alliance Technology Portfolio	Value Portfolio
SP Balanced Asset Allocation Portfolio	Zero Coupon Bond Portfolio 2005

☐	AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. Premier Equity Fund

☐	AMERICAN CENTURY VARIABLE PORTFOLIO

American Century VP Value Fund

☐	FRANKLIN® TEMPLETON® VARIABLE INSURANCE PRODUCTS TRUST

Franklin® Small Cap Fund, Class II

☐	JANUS ASPEN SERIES

Janus Aspen Growth Portfolio, Institutional Shares

☐	MFS® VARIABLE INSURANCE TRUSTSM

MFS® Emerging Growth Series

☐	T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy that you have chosen. Please refer to your variable life insurance prospectus to determine which portfolios are available to you.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Letter to Contract Owners

■	DEAR CONTRACT OWNER

The past year presented a welcome change for equity investors. Several years of corporate belt-tightening paid off in a swift upswing in profits when economic growth picked up. Stock prices rose in anticipation of further profitability improvements in 2004. The gradual economic acceleration raised no fears of inflation or industrial bottlenecks, so interest rates stayed low. As a result, bondholders also had a good year.

Despite this good news, the industry faces a number of challenges. Market timing and late trading have been the subject of attention by the regulators and investment management industry. Please be assured that Prudential Financial takes these issues very seriously. We are committed to protecting the interests of our contract holders.

In general, investors should expect both good and bad markets within any extended time span. Good financial planning takes this into account by diversifying your portfolio with an asset allocation strategy that is appropriate for your stage in life and your tolerance for the possibility of loss.

A financial professional can help you create a complete picture of the potential demands on your resources. Financial professionals are familiar with the long-term returns and historical volatility of various asset classes. Together, you and your financial professional can plan an investment program that takes into account your reasons for investing, the time you have to reach your goals, and the amount of risk you feel comfortable assuming.

Thank you for your confidence in our products. We look forward to continuing to serve your investment needs.

Sincerely,

David R. Odenath, Jr.
Chairman,
The Prudential Series Fund, Inc.	January 30, 2004

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Conservative Balanced Portfolio

☐	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

We invest in a mix of equity and equity-related securities, debt obligations, and money-market instruments. We vary the percentage of fixed income assets depending on our expectations regarding the different markets. Stock holdings are indexed to the S&P 500 Index.

☐	PERFORMANCE SUMMARY

Average Annual Total Return Percentages [1]	Six Month	1-Year	3-Year	5-Year	10-Year
Conservative Balanced Portfolio	9.13%	18.77%	1.94%	2.38%	6.43%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-0.57%	11.06%
Conservative Balanced Custom Blended Index [2]	7.55%	15.65%	1.57%	3.07%	9.06%
Lipper (VIP) Balanced Funds Average [2]	9.28%	18.97%	1.34%	2.96%	8.23%

Conservative Balanced Portfolio inception date: 5/13/1983

The Conservative Balanced Portfolio returned 18.77% in 2003, while the S&P 500 Index rose 28.67%, the Conservative Balanced Custom Blended Index (a blend of indexes customized by Prudential Investments to match the Portfolio’s neutral allocation) rose 15.65%, and the Lipper (VIP) Balanced Funds Average was 18.97%.

☐	PERFORMANCE REVIEW

Asset allocation had a significant effect on performance in 2003, as it did in 2002. In 2003, however, the advantage reversed, and stocks outperformed bonds. Normally, the Portfolio holds approximately 50% of its assets in stocks, while most of the remainder is in bonds. This is a lower equity allocation than that of most balanced funds, which normally hold about 60% in equities. Consequently, relative to competitors, the Portfolio was hurt by having a more conservative targeted equity exposure. Fortunately, our favorable view of stocks led us to overweight stocks relative to our normal allocation, and we outperformed our 50% stock, 40% bond, and 10% cash benchmark.

The Portfolio’s bond holdings outperformed the Lehman Brothers Aggregate Index, which represents 40% of the Conservative Balanced Custom Blended Index. As the creditworthiness of companies in industries that had been under stress improved, the value of these bonds strengthened. The Portfolio’s overweight of corporate bonds and its modest exposure to high yield bonds (“junk bonds”) helped drive its return above its benchmark. Moreover, its emphasis on specified pools of mortgage backed securities partially shielded its holdings in the mortgage sector from the wave of refinancing. Selection of individual issues in both the corporate and mortgage markets also contributed to the Portfolio’s outperformance.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.

[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Diversified Bond Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

An economic recovery in the United States, low interest rates, and an improvement in credit quality resulted in outperformance by the investment grade and high yield corporate bond sectors in 2003. We believe better economic conditions, improving credit quality, and a declining supply of new corporate bonds could support these sectors in 2004.

■	PERFORMANCE SUMMARY

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	5-Year	10-Year
Diversified Bond Portfolio	1.42%	7.49%	7.18%	6.04%	6.64%
Lehman Brothers Aggregate Bond Index[2]	0.17%	4.10%	7.57%	6.62%	6.95%
Lipper (VIP) Corporate Debt Funds BBB-Rated Funds Average[2]	1.29%	7.78%	7.89%	6.17%	6.60%

Diversified Bond Portfolio inception date: 5/13/1983.

The Diversified Bond Portfolio returned 7.49% in 2003, while the Lehman Brothers Aggregate Bond Index rose 4.10% and the Lipper (VIP) Corporate Debt Funds BBB-Rated Funds Average was 7.78%. The Portfolio benefited from our decision to underweight U.S. Treasuries relative to the Index and to focus on investment grade corporate bonds, emerging-market bonds, and high yield bonds, which are called “junk bonds” because of their poor credit ratings.

■	PERFORMANCE REVIEW

U.S. investment grade corporate bonds turned in a solid performance in 2003. These bonds rallied in the first half of the year as companies took advantage of low interest rates by issuing new bonds to replace higher coupon debt, enabling companies to cut their interest cost. In the second half of the year, investment grade corporate bonds held up better than Treasuries and other high grade bonds, which sold off amid concern that the strong economic recovery would eventually lead to rising inflation and higher interest rates. Investment grade corporate bonds performed well because the economic recovery helped corporate earnings improve. While mortgage backed securities were hurt by prepayments, the Portfolio benefited from its exposure to securities backed by “specified pools” that experienced slower than usual prepayments.

Among investment grade corporate bonds, riskier debt issues such as those in the BBB ratings category outperformed higher quality bonds. The rally occurred as investors sought bonds that provided higher yields in the low-interest-rate enviroment Indeed, the search for attractive yields in 2003 helped generate strong returns for emerging-market bonds and high yield bonds as well. The Portfolio benefited from our decision to underweight Treasuries relative to the Index and to emphasize investment grade corporate bonds, high yield bonds, and emerging-market bonds, which together accounted for more than 50% of its investments. These three sectors significantly outperformed Treasuries in 2003.

From the perspective of industry sectors, the Portfolio had considerable exposure to bonds of utilities, telecommunications firms, and cable/media companies such as Centerpoint, Sprint, AT&T Wireless, and Time Warner. These sectors generated solid returns in 2003 as their bonds recovered from a sharp sell-off in 2002. The Portfolio also benefited from its exposure to secured bonds of airlines such as Continental Airlines as the economic recovery improved the business climate for this industry. Similarly, exposure to bonds of General Motors and other automobile companies was another positive factor for the Portfolio as the automobile industry’s earnings picture improved.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and ecconomic change.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.
For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Equity Portfolio

■	MANAGED BY: GE ASSET MANAGEMENT; JENNISON ASSOCIATES LLC; and SALOMON BROTHERS ASSET MANAGEMENT

The Portfolio’s holdings are managed by several investment advisers independent of one another. Jennison Associates LLC manages about half of the assets. GE Asset Management is responsible for about 25%. Salomon Brothers Asset Management invests about 25%. This strategy provides a level of diversification that may reduce the volatility of the Portfolio’s return, and it provides the advantage of active management by carefully selected teams of advisers.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	5-Year	10-Year/ Since Inception
Equity Portfolio: Class I	17.42%	31.65%	-3.16%	1.08%	8.68%
Equity Portfolio: Class II	17.20%	31.11%	-3.56%	N/A	-1.86%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-0.57%	11.06%
Russell 1000 Index[2]	15.63%	29.89%	-3.78%	-0.13%	11.00%
Lipper (VIP) Large-Cap Core Funds Average[2]	13.97%	26.43%	-6.02%	-1.22%	8.68%

Equity Portfolio Class I inception date: 5/13/1983. Equity Portfolio Class II inception date: 5/4/1999.

The Equity Portfolio (Class I) return 31.65% in 2003, while the S&P 500 Index rose 28.67% and the Lipper (VIP) Large-Cap Core Funds Average was 26.43%.

■	PERFORMANCE REVIEW

Jennison Associates outperformed its benchmark in part because of its emphasis on mining companies. Jennison expected them to benefit from rising prices for basic materials. Holdings in this category that performed well included Freeport McMoRan Copper & Gold and Companhia Vale do Rio Doce. A focus on technology, particularly semiconductor stocks, also provided a strong contribution to return once investors overcame their cautious sentiment. Jennison’s prudent stock selection and timely purchases during the earlier market downturn had set the stage for these gains. An emphasis on oil energy equipment and services stocks detracted from relative performance, despite generally favorable supply and demand. However, given the favorable fundamental picture, Jennison believes their energy holdings should be relative outperformers going forward.

Salomon Brothers Asset Management also beat its benchmark. Salomon emphasized companies, such as retailers and heavy truck manufacturers, that it expected would benefit early in an economic recovery. Selection in the consumer cyclicals sector was generally strong, with Best Buy, Home Depot, and Costco as standout performers. Substantial positions in generic drug and biotechnology stocks and an underweight in large pharmaceutical companies enhanced healthcare return. Industrials and materials performances were led by positions in Alcoa and Tyco International.

GE Asset Management underperformed its benchmark. GE emphasized larger-capitalization companies of above-average quality. However, smaller-capitalization and generally more speculative companies had the highest returns in 2003. This was most evident in the information technology sector where GE was unable to keep pace with the 46% sector return of the index despite some strong technology selections. Healthcare performance was constrained by an emphasis on pharmaceutical companies, which rose at a lesser rate than the biotechnology and healthcare equipment subsectors.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).
**	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Flexible Managed Portfolio

☐	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

We invest in a mix of equity and equity-related securities, debt obligations, and money-market instruments. We vary the percentage of Portfolio assets in each category depending on our expectations regarding the different markets.

☐	PERFORMANCE SUMMARY

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	5-Year	10-Year
Flexible Managed Portfolio	11.77%	23.76%	0.61%	1.59%	6.75%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-0.57%	11.06%
Flexible Managed Custom Blended Index[2]	8.80%	18.53%	0.83%	2.52%	9.62%
Lipper (VIP) Flexible Portfolio Funds Average[2]	9.40%	18.59%	0.53%	3.04%	8.44%

Flexible Managed Portfolio inception date: 5/13/1983

The Flexible Managed Portfolio returned 23.76% in 2003, the Flexible Managed Custom Blended Index (a blend of indexes customized by Prudential Investments to match the Portfolio’s neutral allocation) rose 18.53%, while the S&P 500 Index rose 28.67%, and the Lipper (VIP) Flexible Portfolio Funds Average was 18.59%.

☐	PERFORMANCE REVIEW

Asset allocation had a significant effect on performance in 2003, as it did in 2002. In 2003, however, the advantage reversed and stocks outperformed bonds. Our favorable view of stocks had us overweighting stocks, relative to our neutral allocation of 60% stocks. This overweighting made a significant contribution to the Portfolio’s outperformance of the Flexible Managed Custom Blended Index.

Our stock holdings outperformed the S&P 500 Index by about 2.5 percentage points. Advantageous selections among stocks of companies whose earnings were growing rapidly were largely responsible. More specifically, overweightings in Nextel, Yahoo!, Coach, Intel, and Genentech, all of which were up more than 100% for the year, made significant contributions to performance relative to the S&P 500 Index. The stock portfolio also benefited from having greater representation in smaller-capitalization stocks than the S&P 500 Index, as small-capitalization stocks significantly outperformed larger stocks over the year.

The Portfolio’s bond holdings outperformed the Lehman Brothers Aggregate Index. As the creditworthiness of companies in industries that had been under stress improved, the value of these bonds strengthened. The Portfolio’s overweight of corporate bonds and its modest exposure to high yield bonds (“junk bonds”) helped drive its return above its benchmark.

Moreover, its emphasis on specified pools of mortgage backed securities partially shielded its holdings in the mortgage sector from the wave of refinancing. Selection of individual issues in both the corporate and mortgage markets also contributed to the Portfolio’s outperformance.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.

[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Global Portfolio

☐	MANAGED BY: JENNISON ASSOCIATES LLC

We expect world economies will likely expand again in 2004. Although we appear to be only in the early stages of a rebound in global business spending, U.S. and U.K. consumers have been responding to the stimulative effects of lower interest rates for an unusually long time. This suggests that gross domestic product (GDP) gains in these two important countries will be relatively modest for this point in the business cycle. We think that a slower growth environment will shift investor attention away from the highly-leveraged cyclical firms that were the stars of 2003. We expect the markets to refocus on well-managed companies like those we hold whose franchises permit them to steadily gain market share from weaker rivals.

☐	PERFORMANCE SUMMARY

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	5-Year	10-Year
Global Portfolio	16.82%	34.07%	-6.15%	0.18%	5.94%
MSCI World Index[2]	19.79%	33.11%	-3.92%	-0.77%	7.14%
Upper (VIP) Global Funds Average[2]	20.50%	33.65%	-2.39%	3.33%	7.50%

Global Portfolio inception date: 9/19/1988

The Global Portfolio returned 34.07% in 2003, while the MSCI World Index rose 33.11% and the Lipper (VIP) Global Funds Average was 33.65%.

☐	PERFORMANCE REVIEW

2003 was a very strong year for world equity markets. The Global Portfolio produced strong gains over the period, outpacing its Lipper peer group average and the MSCI World Index. The turning point for financial markets last year was the war in Iraq. In the months before its onset, global stock markets fell, the dollar declined, oil prices rose and credit conditions remained very tight. The equity sell-off was particularly severe in Europe. Investors there began to worry about the damage the market decline itself was doing to prominent local financial services companies and about possible underfunding of corporate pension plans. They expressed their fears by selling, thereby creating greater financial stresses and generating new waves of selling. The war broke this downward spiral. The U.S. market reversed direction and began to move up shortly in advance of the war beginning. As battlefield reports indicated the conflict was being won much more quickly and easily than anyone had predicted, the rest of the world joined what turned into a lengthy global stock market rally.

The Portfolio made strong gains in three sectors: financials, healthcare and industrials. We had particularly good results from European financials like Anglo-Irish Bank and Banco Popular Español, both of which focus on smaller banking customers, and from Deutsche Boerse, an innovative operator of electronic securities trading platforms.

Although we had good gains from our biotechnology holdings, our best relative performance came from more traditional pharmaceutical firms, like AstraZeneca and Allergan. In the industrial sector, Chinese port operators Cosco Pacific and China Merchants, Japanese distribution firm Mitsubishi Corp and the U.K.-based logistics company Exel, were all standouts. Our disappointments came mostly from a small number of troubled companies in the consumer area, including Sony, the Scandinavian brewer Carlsberg, and discount retailer Kohl’s, all of which have been eliminated from the Portfolio.

Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.

[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Government Income Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Conditions in the U.S. government securities market could be volatile in 2004 if long-term interest rates get caught in a tug-of-war. Cyclical factors driving the U.S. economic recovery could continue to put upward pressure on long-term rates, which would push bond prices lower. However, a trend toward tame inflation could cap any increase in long-term rates, allowing them to remain at lower levels than is typically seen during an economic recovery. This would provide some support to bond prices.

■	PERFORMANCE SUMMARY

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	5-Year	10-Year
Government Income Portfolio	-0.58%	2.46%	7.45%	6.36%	6.55%
Lehman Brothers Govt Bond Index[2]	-1.23%	2.36%	6.96%	6.26%	6.72%
Lipper(VIP) General U.S. Govt Funds Average[2]	-0.79%	2.32%	6.64%	5.65%	6.20%

Government Income Portfolio inception date: 5/1/1989.

The Government Income Portfolio returned 2.46% in 2003, while the Lehman Brothers Government Bond Index (the Index) rose 2.36% and the Lipper (VIP) General U.S. Government Funds Average was 2.32%.

■	PERFORMANCE REVIEW

U.S. investment grade bonds were volatile in 2003. Bond prices rallied strongly during the first half of the year then declined sharply for much of the second half. Bonds gained as the Federal Reserve (the Fed) was expected to aggressively cut short-term interest rates with a goal of encouraging growth in the U.S. economy, which was hurt by concerns about a war in Iraq. There was also speculation in the financial markets that the Fed might resort to buying long-term bonds to exert downward pressure on rates. However, such extraordinary measures proved to be unnecessary. The economy began to grow rapidly in the summer of 2003.

Fed policy makers only cut the interbank overnight lending rate by a quarter of a percentage point to 1% in late June. Disappointment over this modest change in monetary policy and signs of robust economic growth prompted a dramatic sell-off in investment grade bonds, particularly U.S. Treasury securities, during the summer of 2003.

We believe the Portfolio modestly outperformed the Index and its peer group due to a combination of its core holdings and incremental sector, yield curve, and duration overweights relative to the Index. The Portfolio’s core holdings included federal agency securities that modestly outperformed Treasuries in 2003, despite accounting concerns.

Its core holdings also included asset backed securities and commercial mortgage backed securities, both of which outperformed Treasuries in 2003 as investors sought bonds with higher yields in a low-interest-rate environment. The Portfolio’s incremental overweights that added to its performance included holdings of Treasury inflation-protected securities (TIPS) and Treasuries maturing in 20 to 25 years.

The guarantee on U.S. government securities applies only to the underlying securities of the Portfolio, and not to the value of the Portfolio’s shares.

[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.
For	a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

High Yield Bond Portfolio

☐	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

High yield bonds, commonly called “junk bonds” because they are rated below investment grade, rallied strongly in 2003. Therefore we believe that high yield bonds are nearly fairly valued in light of the current economic environment in the United States. This leaves little potential for further declines in the difference between yields on junk bonds and comparable U.S. Treasury securities. Consequently, we believe that painstaking research will be crucial to identifying investment opportunities in the high yield market that offer an attractive balance between risk and reward in 2004.

☐	PERFORMANCE SUMMARY

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	5-Year	10-Year
High Yield Bond Portfolio	8.48%	25.04%	8.11%	4.01%	5.59%
Lehman Brothers Corporate High Yield Bond Index[2]	8.85%	28.97%	10.21%	5.23%	6.89%
Lipper (VIP) High Current Yield Funds Average[2]	8.41%	23.87%	7.53%	3.54%	5.65%

High Yield Bond Portfolio inception date: 2/23/1987.

The High Yield Bond Portfolio returned 25.04% in 2003, while the Lehman Brothers Corporate High Yield Bond Index rose 28.97% and the Lipper (VIP) High Current Yield Funds Average was 23.87%. The Portfolio benefited from its exposure to bonds of electric utilities and cable companies, but its more conservative risk profile than the Index hurt the Portfolio’s performance relative to the Index.

☐	PERFORMANCE REVIEW

U.S. high yield bonds turned in an outstanding performance in 2003. In the first half of the year, high yield bonds gained in value as companies took advantage of the low-interest-rate environment by issuing new bonds and using the proceeds to pay off bank loans and to replace higher rate bonds. As a result, companies cut their interest cost, and in some cases, avoided potential bankruptcies. In the second half of the year, high yield bonds rallied as a stronger-than-expected economic recovery helped to boost earnings of companies that issue junk bonds. There was strong demand for high yield bonds throughout the year because they provided more attractive yields than Treasuries and other high-quality bonds.

In 2003 riskier high yield bonds such as those rated CCC and below performed better than bonds rated BB and single-B, the two highest ratings categories in the high yield market. The Portfolio had a smaller exposure to top-performing CCC-rated bonds than the Index, which detracted from the Portfolio’s relative performance in 2003.

However, from the perspective of industry sectors, the Portfolio benefited from what we believed to be timely investments in airline and cable company bonds, including those of Continental Airlines, Delta Airlines, Cablevision, and UPC, a European cable firm. The Portfolio also held bonds of telecommunications companies that performed well, but overall, its underweight exposure to this sector detracted from its performance as telecommunications was among the top-performing high yield sectors in 2003.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. High yield bonds, also known as “junk bonds,” are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.

[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Jennison Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC

The Portfolio’s gains for the full-year period were supported by accelerating profits alongside surging economic activity in the second half of the year. While we believe that the rapid pace of growth in the past two quarters will not likely be repeated, the fundamental drivers for healthy economic activity should remain in place reinforcing our positive economic outlook and optimistic perspective for equities in 2004. We believe that acceleration in cash flow, revenue, and earnings growth is underway. Just as the market underestimated the impact of declining revenues and its impact on profitability two years ago, we are probably entering a period where profit estimates will be revised upward to reflect stronger revenue growth.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	5-Year	Since Inception
Jennison Portfolio: Class I	16.01%	30.25%	-9.75%	-2.89%	9.76%
Jennison Portfolio: Class II	15.75%	29.61%	-10.12%	N/A	-13.65%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	0.57%	11.13%
Russell 1000 Growth Index[2]	14.73%	29.75%	-9.36%	-5.11%	8.94%
Lipper (VIP) Large-Cap Growth Funds Average[2]	13.63%	28.37%	-10.44%	-3.22%	8.35%

Jennison Portfolio Class I inception date: 4/25/1995. Jennison Portfolio Class II inception date: 2/10/2000.

The Jennison Portfolio (Class I) returned 30.25% in 2003, while the Russell 1000 Growth Index rose 29.75% and the Lipper (VIP) Large-Cap Growth Funds Average was 28.37%.

■	PERFORMANCE REVIEW

Information technology stocks contributed significantly to the Portfolio’s return, led by our emphasis in semiconductor and semiconductor equipment stocks, including Intel, Texas Instruments, and KLA-Tencor. Among our communications equipment holdings, Cisco was a notable contributor. So far, earnings growth for many of our holdings in this area is primarily a result of cost cutting. We believe that as revenue growth accelerates, these companies should demonstrate impressive operating leverage leading to upward earnings revisions and positive earnings surprises. Healthcare stocks were among the largest contributors to the Portfolio’s absolute returns. Biotechnology holdings such as Amgen and Genentech advanced on the back of a stream of encouraging product developments. We favor Amgen and expect strong demand for the company’s existing multi-billion dollar product portfolio, which should generate robust earnings and sales growth in markets that are largely under penetrated. Genentech has an impressive pipeline of potential drugs, some of which have passed important regulatory milestones. We believe the company’s exceptional cancer franchise and continued success of its current product line should generate earnings and revenue growth acceleration. Within pharmaceuticals AstraZeneca and Teva Pharmaceuticals also helped returns.

The Portfolio’s financial holdings performed well, led by capital markets stocks such as Merrill Lynch. American Express also moved higher alongside an improving outlook for corporate spending and travel as well as favorable developments in the government’s Visa/Mastercard antitrust case. Within the consumer-related areas of the Portfolio, Starbucks and Tiffany & Co. advanced. Holdings such as Harley-Davidson and Kohl’s offset these returns. We have been disappointed with Kohl’s erratic sales growth, poor inventory control and store-level execution. We also anticipate difficult same-store sales comparables over the next several quarters. These concerns led us to eliminate the entire position.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).
**	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Money Market Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Should low inflation continue despite solid economic growth in the United States during the first half of 2004, we believe the Federal Reserve (the Fed) may be reluctant to increase short-term interest rates. However, with the target for the interbank overnight lending rate at 1%, we believe an increase in short-term rates is inevitable at some point. That said, any adjustment to monetary policy will likely occur gradually.

■	PERFORMANCE SUMMARY—MONEY MARKET PORTFOLIO’s 7-DAY CURRENT NET YIELD: 0.69%

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	5-Year	10-Year
Money Market Portfolio	0.37%	0.84%	2.13%	3.50%	4.34%
Lipper (VIP) Money Market Funds Average[2]	0.27%	0.64%	1.90%	3.28%	4.12%

Money Market inception date: 5/13/1983.

On December 31, 2003, the Money Market Portfolio’s 7-day current net yield was 0.69%, down from 0.78% on June 30, 2003. The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. The Portfolio returned 0.84% in 2003, while the Lipper (VIP) Money Market Funds Average was 0.64%.

■	PERFORMANCE REVIEW

Money market yields were volatile at low levels in 2003 amid changing economic conditions in the United States, an uncertain outlook for monetary policy and geopolitical risks. In this challenging investment environment, the Portfolio held a diversified mix of high-quality, short-term debt issues of federal agencies, banks, and corporations that spanned the full range of money market maturities.

By altering this mix of debt securities, we positioned the Porfolio’s weighted average maturity (WAM) lomger than its competitive average throughout the year. (WAM, which is expressed in days, takes into account the quantity and maturity of each security held by the Portfolio. It indicates the Portfolio’s sensitivity to changes in interest rates.) We often maintained the longer-than-average WAM by investing in debt issues scheduled to mature in one year. Some of these debt securities could be retired early (or called) in three or six months. These callable securities provided relatively attractive yields to compensate investors for this early maturity option.

There were times when we chose not to focus on the one-year maturity category. For example, yields fell sharply in the spring of 2003 amid speculation that the Fed might aggressively cut short-term rates to stimulate the sluggish ecomony hurt by concerns about a war in Iraq. Anticipation of lower rates drove yields on debt issues due in one year below yields on debt issues due in three months. Consequently, we focused on debt issues maturing in three months or less because we believed they offered better value than one-year securities at that time.

When the change in monetary policy occurred in late June, the Fed reduced the interbank overnight lending rate a quarter of a percentage point to 1%. This was less than the half-percentage-point rate cut expected by some investors.

An investment in the Prudential Series Fund Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio. The yield quotation more closely reflects the current earnings of the Money Market Portfolio than the total return quotation.

*	Source: iMoneyNet, Inc., based on 368 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/29/2003. Prudential Investments LLC is the source for Money Market Portfolio information.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Natural Resources Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC

Although we expect periodic pullbacks in both the gold and silver markets, we have been adding to the Portfolio’s gold exploration positions. Many of these companies are making new discoveries and, in our opinion, are attractively valued. We increased the Portfolio’s exposure to copper stocks because we expect cutbacks in supply and increases in demand. We are positioned to benefit from the increased drilling that we believe will be needed to meet demand for natural gas. We think many investors are underestimating the amount of drilling needed to maintain natural gas supplies over the long term. We also anticipate oil prices will remain above expectations.

■	PERFORMANCE SUMMARY

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	5-Year	10-Year
Natural Resources Portfolio	28.82%	39.00%	14.12%	24.46%	13.28%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-0.57%	11.06%
Lipper (VIP) Natural Resources Funds Average[2]	25.58%	33.70%	9.65%	14.55%	7.88%

Natural Resources Portfolio inception date: 5/1/1988.

The Natural Resources Portfolio returned 39.00%, while the S&P 500 Index rose 28.67% and the Lipper (VIP) Natural Resources Funds Average was 33.70%.

■	PERFORMANCE REVIEW

As our research led us to expect, a number of commodities either began or continued strong upward price trends. Increasing economic strength, supply/demand imbalances, and rising investor confidence contributed to higher share prices in many natural resource sectors: precious metals (such as gold and platinum), base materials (such as aluminum, copper, and iron ore), and energy (oil, natural gas, and coal). The Portfolio’s strong return was broadly supported; very few individuals stocks had more than a marginal negative impact. Phelps Dodge, which mines copper, was among the top contributors. Copper demand, particularly from China, continues to rise, pushing inventories lower and prices higher. Freeport McMoRan Copper & Gold owns the world’s largest gold mine, but generates even more revenue from its copper production. Its shares also performed well. Comphania Vale do Rio Doce, a Brazilian firm that is the world’s largest iron ore producer, was another top contributor. A perception of reduced foreign-market risk, rising commodity prices, and robust industry fundamentals resulted in higher Wall Street price targets for its stock.

For much of the year, shares of the oil services companies had no clear direction, despite much higher average energy prices than consensus expectations. Because share prices were volatile, the Portfolio’s holdings in the sector included both winners and losers, despite substantial gains virtually across the board during the very cold U.S. weather at the end of the year. Weatherford International, TESCO Corp., and ENSCO International were detractors from return. Smith International, BJ Services, and Maverick Tube made positive contributions. Positions in Stillwater Mining, Meridian Gold, and Newfield Exploration also detracted from the Portfolio’s return.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change. Natural resources companies are affected by numerous factors, including events of nature, inflationary pressures, and international politics. Sector funds may experience greater short-term price volatility than more diversified equity funds and are most suitable for the aggressive portion of an investment portfolio.

[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance dated quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Small Capitalization Stock Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

The Portfolio consists primarily of the 600 stocks that comprise the Standard & Poor’s SmallCap 600 Index in approximately the same proportions they represent in the Index. The Portfolio aims to replicate the performance of the Standard & Poor’s SmallCap 600 Index, and tends to reflect the general trends of the overall market for stocks of U.S. companies with relatively small capitalization.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages [1]	Six Month	1-Year	3-Year	5-Year	Since Inception
Small Capitalization Stock Portfolio	22.63%	38.27%	7.48%	9.55%	12.66%
S&P SmallCap 600 Index[2]	22.90%	38.79%	8.07%	9.67%	13.05%
Lipper (VIP) Small-Cap Core Funds Average[2]	23.49%	41.42%	5.91%	9.12%	11.32%

Small Capitalization Stock Portfolio inception date: 4/25/1995.

The Small Capitalization Stock Portfolio returned 38.27% in 2003, while the S&P SmallCap 600 Index rose 38.79%, and the Lipper (VIP) Small-Cap Core Funds Average rose 41.42%.

■	PERFORMANCE REVIEW

The Standard & Poor’s SmallCap 600 Index outperformed Standard & Poor’s large-cap S&P 500 Index by more than 10 percentage points in 2003 (38.79% vs. 28.67%). This is the fourth straight year in which the Index has outperformed large-cap stocks.

Market strength was broad. All nine economic sectors of the Index-capital goods, consumer durables, consumer non-durables, energy, finance, materials and services, technology, transportation, and utilities-had double-digit gains. The smallest gain was 23.3% for the utilities sector. The largest was 51.6% for consumer durables. Gains in the other sectors were between 30% and 47%.

The outperformance of stocks of smaller companies over those of larger firms can be seen within the constituents of the Index itself. When we rank-order them by market capitalization, the largest 10% percent of companies in the Index (those whose market values exceed $1.397 billion) had an average total return of 23.8%. However, the smallest 10% percent (companies below $238 million in market value) had an 87.5% average total return. This relationship between company size and share return was generally consistent throughout the Index.

Small and midsize companies may have limited marketability and may be subject to more erratic or abrupt market movements than large-cap stocks.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Aggressive Growth Asset Allocation Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENTS LLC

The SP Aggressive Growth Asset Allocation Portfolio invests in seven different equity portfolios together covering growth and value styles. It allocates 35% to U.S. large-cap stock, 35% to U.S. small/mid-cap stock, and 30% to the major international markets.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP Aggressive Growth Asset Allocation Portfolio	18.64%	32.77%	-5.34%	-6.88%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-6.13%
Aggressive Growth AA Custom Blended Index[2]	21.43%	37.40%	-1.02%	-3.08%
Lipper (VIP) Multi-Cap Core Funds Average[2]	15.77%	31.49%	-3.28%	-5.22%

SP Aggressive Growth Asset Allocation Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Aggressive Growth Asset Allocation Portfolio returned 32.77% in 2003, while the S&P 500 Index rose 28.67%, the Aggressive Growth Asset Allocation Custom Blended Index (a blend of indexes customized by Prudential Investments to match the Portfolio’s asset allocation) rose 37.40%, and the Lipper (VIP) Multi-Cap Core Funds Average was 31.49%.

■	PERFORMANCE REVIEW

The high return of the Portfolio as compared with the S&P 500 Index was due to its aggressive asset allocation. It was a banner year for more volatile asset classes. The benchmarks for all of the Portfolio’s asset allocations rose 30% or more in 2003. The small-/mid-cap U.S. and international indexes had particularly strong returns. Small-cap stocks historically have tended to perform well in the early stages of an economic recovery. International stocks in general received a boost from the decline of the U.S. dollar against major foreign currencies.

The Portfolio’s poor performance relative to the Aggressive Growth Asset Allocation Custom Blended Index was due primarily to the underperformance of its allocations to SP Small/Mid Cap Value Portfolio and SP Deutsche International Equity Portfolio. SP Small/Mid Cap Value Portfolio underperformed its benchmark primarily because of its stock selection in the information technology and health care sectors. The largest factors in the underperformance of the SP Deutsche International Equity Portfolio was its stock selection in the capital goods industry group and in Japan.

Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP AIM Aggressive Growth Portfolio

■	MANAGED BY: AIM ADVISORS

By the end of 2003, the economy had improved markedly, and as we look to 2004, it remains to be seen whether headlines of new corporate scandals, heightened terror alerts, and renewed fears of Severe Acute Respiratory Syndrome (SARS) and Mad Cow disease will affect last year’s gains. Both the equity markets and the economy, however, are in a better position now compared with a year ago, which should bode well for growth in 2004.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP AIM Aggressive Growth Portfolio	16.52%	26.51%	-8.96%	-12.37%
Russell 2500 Index[2]	24.45%	45.51%	6.58%	4.85%
Russell 2500 Growth Index[2]	23.17%	46.31%	-2.56%	-8.62%
Lipper (VIP) Mid-Cap Growth Funds Average	17.13%	36.14%	-10.25%	-15.22%

SP AIM Aggressive Growth Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP AIM Aggressive Growth Portfolio returned 26.51% in 2003, while the Russell 2500 Index rose 45.51%, the Russell 2500 Growth Index rose 46.31% and the Lipper (VIP) Mid-Cap Growth Funds Average was 36.14%.

■	PERFORMANCE REVIEW

In the first half of 2003, as the country focused on conflict in Iraq, the domestic equity markets managed to post gains, and the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad-based rally. Gross Domestic (GDP) growth in the first quarter was a paltry 1.4%, but growth accelerated significantly to 8.2% by the third quarter. Fourth-quarter growth is estimated between 4% and 5% and GDP growth for the year should come in near 4.5%.

The financial markets were volatile in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq. However, the major market indexes began a steep ascent by midyear and managed to finish the year with significant gains. The major equity indexes posted gains for the first time in three years. Small-cap stocks outperformed large small-cap stocks, and small-cap growth stocks outperformed small-cap value stocks.

At the beginning of the year, the Portfolio was positioned with an emphasis on core holdings until we believed an economic recovery was imminent. A quick resolution to the war caused a sharp market rally in April and May. The Portfolio underperformed its benchmarks during these months because it did not have the more volatile, lower-quality stocks that the market was rewarding.

As we began to see signs of the economic recovery and as companies posted positive earnings surprises, we repositioned the Portfolio to a more aggressive posture. We increased its weighting in stocks of companies whose earnings were expected to accelerate.

Over the year, the Portfolio underperformed its benchmark in the healthcare and technology sectors. The largest contribution to its return came from its consumer discretionary holdings.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP AIM Core Equity Portfolio

■	MANAGED BY: AIM ADVISORS

We continue to balance exposure to less cyclical companies with tactical investments in companies that are more leveraged to the economy. Given the Portfolio’s conservative posture, we have been careful to select economically sensitive companies that represent strong brands, are market leaders, and are trading at compelling valuations. This positioning is designed to provide investors with market participation in the event of a continued rally while providing some downside protection if markets weaken.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP AIM Core Equity Portfolio	13.14%	23.69%	-6.75%	-10.98%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-6.13%
Russell 1000 Index[2]	15.63%	29.89%	-3.78%	-6.30%
Lipper (VIP) Large-Cap Core Funds Average[2]	13.97%	26.43%	-6.02%	-7.86%

SP AIM Core Equity Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP AIM Core Equity Portfolio returned 23.69% in 2003, while the S&P 500 Index rose 28.67%, the Russell 1000 Index rose 29.89%, and the Lipper (VIP) Large-Cap Core Funds Average was 26.43%.

■	PERFORMANCE REVIEW

The financial markets were volatile in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq. However, the major market indexes began a steep ascent by midyear and managed to finish the year with significant gains. The major equity indexes posted gains for the first time in three years. Small-cap stocks outperformed large-cap stocks, and small-cap growth stocks outperformed small-cap value stocks.

An underweight in the financial sector relative to the S&P 500 and the Russell 1000 benchmarks was the largest drag on comparative performance. The Portfolio was helped by its holdings in the consumer discretionary sector.

Relative performance in the information technology sector was helped by positions in Computer Associates, a company that designs, markets, and licenses computer software products, and Xilinx Inc., a company that designs, develops and markets complete programmable logic solutions. The overall top five contributors of the Portfolio for the year were Computer Associates International, Inc.; Intel Corp.; Best Buy Company; Xilinx Inc.; and McDonald’s Corporation.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Alliance Large Cap Growth Portfolio

■	MANAGED BY: ALLIANCE CAPITAL MANAGEMENT, LP

Our forecast for U.S. economic growth and the equity markets for 2004 is slightly ahead of consensus estimates, reflecting our generally optimistic view for the year. Consumers will receive the second installment of last year’s tax cut early in the year, which should reinforce the positive tone. The health of the U.S. consumer sector will remain robust, and the health of the U.S. corporate sector looks to be steadily improving as well.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP Alliance Large Cap Growth Portfolio	12.45%	23.86%	-10.00%	-13.43%
Russell 1000 Index[2]	15.63%	29.89%	-3.78%	-6.30%
Russell 1000 Growth Index[2]	14.73%	29.75%	-9.36%	-15.18%
Lipper (VIP) Large-Cap Growth Funds Average[2]	13.63%	28.37%	-10.44%	-14.61%

SP Alliance Large Cap Growth Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio was subsidized. Absent such expense absorption, the performance quoted would be lower.

The SP Alliance Large Cap Growth Portfolio returned 23.86%, while the Russell 1000 Index rose 29.89%, the Russell 1000 Growth Index rose 29.75%, and the Lipper (VIP) Large-Cap Growth Funds Average was 28.37%.

■	PERFORMANCE REVIEW

The healthcare sector led the market early in the period, but healthcare stocks pulled back somewhat when investors were attracted by stocks of companies more sensitive to the direction of the overall market. As a result, the Portfolio’s overweight in healthcare detracted from its performance. However, this was offset by favorable stock selection in the sector. Managed care stocks, such as UnitedHealth Group, Inc., responded well when a major benefits consulting firm estimated a 17.5% average premium increase in 2004. Pfizer, Amgen, Boston Scientific, and Medtronic also made notable contributions.

The Portfolio’s consumer discretionary stocks had a mixed performance. Most retailers experienced difficult sales, citing the conflict in Iraq, the economy, joblessness, higher gas prices and tough year-over-year sales as reasons for the weak figures. Some saw a modest pick up in the latter half of 2003, leading to speculation that the economy was gaining momentum. Although a position in Kohl’s was among those that detracted from the Portfolio’s return, Time Warner, Lowes, Home Depot, and Comcast made positive contributions. The favorable impact of an underweight in the consumer staples sector was partially offset by our stock selection in the sector, particularly a position in Colgate Palmolive.

An overweight in technology, which was the best-performing sector during the year, served relative performance well, but unfavorable stock selection offset this. Positions such as Marvell Technology turned in negative double-digit returns.

In the financial sector, positive selection among market-sensitive stocks outweighed the negative impact of a position in Freddie Mac. Trading around core positions (adding to positions on dips and trimming them back on strength) added value over the entire Portfolio, but especially in consumer finance names like MBNA.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Alliance Technology Portfolio

■	MANAGED BY: ALLIANCE CAPITAL MANAGEMENT, LP

On January 20, 2004, management of the Portfolio was assumed by the Dreyfus Corporation. The Portfolio’s name was changed, accordingly, to SP Technology Portfolio.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP Alliance Technology Portfolio	21.68%	42.39%	-14.46%	-20.21%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-6.13%
S&P SuperComposite Information Technology Index[2]	25.55%	47.88%	-10.55%	-20.20%
Lipper (VIP) Specialty/Misc. Funds Average[2]	18.49%	40.28%	-11.31%	-16.66%

SP Alliance Technology Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Alliance Technology Portfolio returned 42.39% in 2003, while the S&P 500 Index rose 28.67%, the S&P SuperComposite Information Technology Index (“Supercomposite”) rose 47.88%, and the Lipper (VIP) Specialty/Misc. Funds Average was 40.28%.

■	PERFORMANCE REVIEW

The Portfolio posted strong absolute performance, outperforming the S&P 500 Index as technology stocks outperformed the broader stock markets. However, it underperformed the Supercomposite. Although the Portfolio’s individual holdings within the computer hardware industry outperformed those of the Supercomposite, an underweight in the sector hurt relative performance during the period. Intel and Cisco Systems were strong absolute holdings during the year, but also were underweight compared with the Supercomposite. The Portfolio was underweight in these two stocks because our policy is to trim individual positions that exceed 7% of the Portfolio’s assets in order to diversify the Portfolio and thus help control risk.

From a sector perspective, the Portfolio benefited from its weighting in and the performance of its contract manufacturing holdings, including Flextronics and Sanmina-SCI. Internet leader eBay and networking equipment provider Juniper Networks were strong contributors to performance versus the Supercomposite. Semiconductor holdings, notably Altera, Marvell Technology, and Taiwan Semiconductor, and software companies, including SAP and Veritas, contributed positively to absolute performance.

The Portfolio focuses its investments in the technology sector, thereby increasing its vulnerability to any single economic, political, or regulatory development.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Balanced Asset Allocation Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENTS LLC

The SP Balanced Asset Allocation Portfolio invests in nine different portfolios with a 60%:40% equity/fixed income mix. Its equity holdings include growth and value styles. It allocates 35% to U.S. large-cap stocks, 15% to U.S. small-/mid -cap stocks, and 10% to the major international markets. Its fixed income holdings include a core bond portfolio and an allocation to the more volatile high yield market.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages [1]	Six Month	1-Year	3-Year	Since Inception
SP Balanced Asset Allocation Portfolio	11.03%	22.87%	0.67%	0.18%
S&P 500 Index [2]	15.14%	28.67%	-4.05%	-6.13%
Balanced AA Custom Blended Index [2]	12.12%	23.90%	2.36%	0.94%
Lipper (VIP) Balanced Funds Average [2]	9.28%	18.97%	1.34%	0.89%

SP Balanced Asset Allocation Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Balanced Asset Allocation Portfolio returned 22.87% in 2003, while the S&P 500 Index rose 28.67%, the Balanced Asset Allocation Custom Blended Index (a blend of indexes customized by Prudential Investments to match the Portfolio’s asset allocation) rose 23.90%, and the Lipper (VIP) Balanced Funds Average gained 18.97%.

■	PERFORMANCE REVIEW

In 2003, more volatile asset classes generally performed better than conservative asset classes. In particular, stocks substantially outperformed bonds. As a result, the Portfolio’s 40% allocation to bonds kept its return below the rise of the S&P 500 Index. However, the gap was considerably reduced by the Portfolio’s allocations to several of the more volatile asset classes that performed particularly well in 2003: small-/mid-cap U.S. stocks and international stocks. Benchmarks for these asset classes returned more than 35% over 2003. Small-cap stocks historically have tended to perform well in the early stages of an economic recovery. International stocks in general received a boost from the decline of the U.S. dollar against major foreign currencies.

The Portfolio’s return was almost in line with the Balanced Asset Allocation Custom Blended Index. It was held back only slightly by the substantial underperformance of some of its smaller asset allocations, SP Small/Mid Cap Value, SP Alliance Large Cap Growth, and SP Deutsche International Equity. These were partially offset by the strong performance of its largest single allocation, SP PIMCO Total Return, which benefited from favorable security selection and from holdings in several fixed income sectors that performed particularly well.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s Inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Conservative Asset Allocation Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENTS LLC

The SP Conservative Asset Allocation Portfolio invests in seven different portfolios in a conservative 65:35 ratio of fixed income to equity. The broadly diversified SP PIMCO Total Return Portfolio, a core fixed income portfolio, has a 55% allocation. The equity holdings are diversified over several allocations. They cover both growth and value styles. U.S. large-cap stocks receive a 30% allocation, while small-cap markets are allocated 5%.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP Conservative Asset Allocation Portfolio	6.29%	16.49%	3.04%	3.04%
S&P 500 Index [2]	15.14%	28.67%	-4.05%	-6.13%
Conservative AA Custom Blended Index[2]	6.53%	15.23%	4.39%	3.62%
Lipper (VIP) Income Funds Average [2]	7.32%	16.94%	3.81%	3.50%

SP Conservative Asset Allocation Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Conservative Asset Allocation Portfolio returned 16.49% in 2003, while the S&P 500 Index rose 28.67%, the Conservative Asset Allocation Custom Blended Index (a blend of indexes customized by Prudential Investments to match the Portfolio’s asset allocation) rose 15.23%, and the Lipper (VIP) Income Funds Average was 16.94%.

■	PERFORMANCE REVIEW

In 2003, more volatile asset classes generally performed better than conservative asset classes. In particular, stocks substantially outperformed bonds. As a result, the Portfolio’s 65% allocation to bonds kept its return below the rise of the S&P 500 Index.

However, more than half of its assets are allocated to the SP PIMCO Total Return Portfolio, which turned in a very strong performance. The SP PIMCO Total Return Portfolio benefited from favorable security selection and allocations to several fixed income sectors that performed particularly well. This more than offset the poor relative performance of some of the stock portfolios as compared with their benchmarks. They had much smaller allocations, so the underperformances had less impact.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.
For	a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Davis Value Portfolio

■	MANAGED BY: DAVIS ADVISORS LP

Our holdings are quite different in composition from the S&P 500 Index. Our investment strategy for the SP Davis Value Portfolio is based on extensive company research. We try to buy shares of companies whose earnings are growing when we can get them at value prices, and we normally hold them for the long term. After a strong year such as 2003, we caution investors not to be overly optimistic for 2004. We are strong supporters of long-term buy-and-hold investing.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP Davis Value Portfolio	16.11%	29.40%	-0.78%	-0.20%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-6.13%
Russell 1000 Value Index[2]	16.55%	30.03%	1.22%	2.23%
Lipper (VIP) Multi-Cap Value Funds Average[2]	16.70%	31.55%	1.07%	2.36%
Lipper (VIP) Large-Cap Value Funds Average[2]	16.14%	28.50%	-0.91%	0.75%

SP Davis Value Portfolio inception date: 9/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio. A portion of the expenses of the Portfolio was subsidized. Absent such expense absorption, the performance quoted would be lower.

The SP Davis Value Portfolio returned 29.40% in 2003, while the S&P 500 Index increased 28.67%, the Russell 1000 Value Index rose 30.03%, the Lipper (VIP) Multi-Cap Value Funds Average was 31.55%, and the Lipper (VIP) Large-Cap Value Funds Average gained 28.50%.

■	PERFORMANCE REVIEW

The Portfolio’s large holdings in financial services companies and their strong performance through the year were the most important positive factors in the Portfolio’s performance as compared with its benchmarks. American Express (up 37.66%) and Progressive Corp. (up 68.68%) were important contributors in this sector.

As a group, the Portfolio’s holdings in the capital goods sector outperformed those in the S&P 500 Index by a substantial margin. Tyco International (up 55.57%) was the most important contributor to the performance of this sector.

However, relative performance was hurt by the Portfolio’s healthcare positions and by its cash holdings in the rising market. This year’s return was also hurt by Kraft (down 15.42% over the year). The Portfolio’s position in Safeway was sold in 2003 and a position was established in Takefuji. These declined 14.43% and 13.63%, respectively, during the portions of the year they were held, detracting from the Portfolio’s return.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Deutsche International Equity Portfolio

■	MANAGED BY: DEUTSCHE ASSET MANAGEMENT INVESTMENT SERVICES LIMITED (DEAMIS)

The United States continues to drive global growth. We believe that inflationary pressures will begin to reappear, but we do not see this as entirely negative. We believe that global reflation will significantly benefit Asia, including Japan. In our view, current growth forecasts for Asia are too low. Consequently, we expect positive earnings surprises. Stocks in the region also remain cheaper than in areas where valuations are relatively full.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP Deutsche International Equity Portfolio	21.05%	27.37%	-6.32%	-7.33%
MSCI EAFE Index[2]	26.59%	38.59%	-2.91%	-3.50%
Lipper (VIP) International Funds Average[2]	24.34%	35.41%	-4.25%	-5.28%

SP Deutsche International Equity Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Deutsche International Equity Portfolio returned 27.37% in 2003, while the MSCI EAFE Index rose 38.59% and the Lipper (VIP) International Funds Average was 35.41%.

■	PERFORMANCE REVIEW

In 2003 international equities recorded stellar gains, enhanced by currencies strengthening against the U.S. dollar. The Portfolio’s absolute return reflected the excellent market.

However, the Portfolio’s focus on companies that have sustainable business models and quality franchises performance this year relative to its benchmark. Stocks of highly leveraged (indebted) companies and those with earning prospects performed particularly well in 2003. By and large, the more leveraged the company, the greater its share price rose. We continue to emphasize quality investments, which we believe will outperform in the long run. The Portfolio’s predominately large-cap focus also held back this year’s relative performance because small-cap stocks significantly outperformed large-cap stocks. Stocks of smaller companies, whose earnings tend to be more cyclical, traditionally do well when expectations of a global economic recovery are incorporated into share prices.

The principle detractors from performance were in the financial sector. Much of the Portfolio’s relative underperformance in the sector was due to not owning some of the most-leveraged financial companies, whose shares rallied sharply as their credit quality improved. However, a number of financial stocks made important positive contributions to the Portfolio’s return, including Allianz, Royal Bank of Scotland, and Mizuho Financial Group (the world’s second largest bank in terms of assets). Mizuho’s earnings improved significantly over its past performance. We believe that it has turned the corner on a number of major measures of asset quality.

Consumer discretionary holdings, particularly Sony, Fuji Photo, Bridgestone, Honda, and Toyota, also detracted from relative performance. Many investors appeared to be anticipating the negative impact of an appreciating yen on Japanese exporters.

Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in greater share price volatility.
*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investors shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.
For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Growth Asset Allocation Portfolio

☐	MANAGED BY: PRUDENTIAL INVESTMENTS LLC

The SP Growth Asset Allocation Portfolio diversifies its 80% allocation to equity over seven different portfolios. It allocates 25% to small/mid-cap U.S. stocks, 35% to U.S. large-cap stocks, and 20% to the major international markets. Its 20% fixed income allocation includes core and a high yield components. It provides broadly diversified exposure within the bond market and also across both growth and value equity investing styles.

☐	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages	Six Month	1-Year	3-Year	Since Inception
SP Growth Asset Allocation Portfolio	15.06%	28.27%	-2.17%	-3.37%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-6.13%
Growth AA Custom Blended Index[2]	16.91%	31.06%	0.74%	-1.08%
Lipper (VIP) Multi-Cap Core Funds Average[2]	15.77%	31.49%	-3.28%	-5.22%

SP Growth Asset Allocation Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Growth Asset Allocation Portfolio returned 28.27% in 2003, while the S&P 500 Index rose 28.67%, the Growth Asset Allocation Custom Blended Index (a blend of indexes customized by Prudential Investments to match the Portfolio’s asset allocation) rose 31.06%, and the Lipper (VIP) Multi-Cap Core Funds Average was 31.49%.

☐	PERFORMANCE REVIEW

The Portfolio’s return was in line with the S&P 500 Index despite its 20% allocation to fixed income investments in a year in which stocks substantially outperformed bonds. Its allocations to small /mid-cap U.S. stocks added to performance. Small-cap stocks historically have tended to perform well in the early stages of an economic recovery. Its international stock portfolios in general received a boost from the decline of the U.S. dollar against major foreign currencies.

The Portfolio’s fixed income allocations outperformed their benchmarks, but bond portfolios tend to stay closer to their benchmark than stocks, so the strong performance of the Portfolio’s bonds did not offset the impact of some underperforming stock allocations. Two of these particularly detracted from the Portfolio’s return.

The SP Small/Mid Cap Value holdings, one of the Portfolio’s larger allocations, trailed their benchmark, primarily because of underperforming stock selection in the information technology and healthcare sectors. The SP Deutsche International Equity allocation was a substantial underperformer, primarily because of poor stock selection in the capital goods industry group and in Japan.

Small and midsize companies may have limited marketability and may be subject to more erratic or abrupt market movements than large-cap stocks.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.

[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.

[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP INVESCO Small Company Growth Portfolio

■	MANAGED BY: INVESCO FUNDS GROUP

By the end of 2003, the economy had improved markedly, and as we look to 2004, it remains to be seen whether headlines of new corporate scandals, heightened terror alerts, and renewed fears of Severe Acute Respiratory Syndrome (SARS) and Mad Cow disease will affect last year’s gains. Both the equity markets and the economy, however, are in a better position now compared to a year ago, which should bode well for growth in 2004.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP INVESCO Small Company Growth Portfolio	18.55%	34.71%	-8.03%	-12.24%
Russell 2000 Index[2]	24.92%	47.25%	6.27%	3.47%
Russell 2000 Growth Index[2]	24.48%	48.54%	-2.03%	-8.46%
Lipper (VIP) Small-Cap Growth Funds Average[2]	21.38%	41.73%	-5.58%	-10.11%

SP INVESCO Small Company Growth Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP INVESCO Small Company Growth Portfolio returned 34.71%, while the Russell 2000 Index rose 47.25%, the Russell 2000 Growth Index rose 48.54%, and the Lipper (VIP) Small-Cap Growth Funds Average was 41.73%.

■	PERFORMANCE REVIEW

In the first half of 2003, as the country focused on conflict in Iraq, the U.S. economy grew at a sluggish pace. By the second half of the year, however, major combat operations ended, economic growth gathered momentum, and the equity markets experienced a broad-based rally. Gross Domestic Product (GDP) growth in the first quarter was a paltry 1.4%, but growth accelerated significantly to 8.2% by the third quarter. Fourth-quarter growth is estimated between 4% and 5% and GDP growth for the year should come in near 4.5%.

The financial markets were volatile in the first half of 2003 as geopolitical tensions escalated and combat began in Iraq. However, the major market indexes began a steep ascent by midyear and managed to finish the year with significant gains. The major equity indexes posted gains for the first time in three years. Small-cap stocks outperformed large-cap stocks, and small-cap growth stocks outperformed small-cap value stocks.

The information technology sector made the largest positive contribution to the Portfolio’s performance, particularly semiconductor holdings. The consumer discretionary, healthcare, and industrials sectors also contributed positively to the Portfolio’s return. However, the Portfolio’s underweight in the materials sector detracted from its performance relative to its benchmarks. Its energy holdings underperformed, particularly oil and gas equipment services positions.

We think that the economy and corporate profits can continue to improve, and that the impact of large tax cuts and low interest rates will further increase corporate and consumer spending. We continue to increase the Portfolio’s exposure to the industrial and consumer discretionary sectors in the belief they have the potential to lead in an economic recovery.

Small and midsize companies may have limited marketability and may be subject to more erratic or abrupt market movements than large-cap stocks.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Jennison International Growth Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC

We expect world economies will likely expand again in 2004. Although we appear to be only in the early stages of a rebound in global business spending, U.S. and U.K. consumers have been responding to the stimulative effects of lower interest rates for an unusually long time. This suggests that Gross Domestic Product (GDP) gains in these two important countries will be relatively modest for this point in the business cycle. We think that a slower growth environment will shift investor attention away from the highly leveraged cyclical firms that were the stars of 2003. We expect the markets to refocus on well-managed companies like those we hold whose franchises permit them to steadily gain market share from weaker rivals.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP Jennison International Growth Portfolio: Class I	24.52%	39.57%	-11.40%	-14.83%
SP Jennison International Growth Portfolio: Class II	24.31%	39.14%	-11.72%	-14.73%
MSCI EAFE Index[2]	26.59%	38.59%	-2.91%	-3.50%
Lipper (VIP) International Funds Average[2]	24.34%	35.41%	-4.25%	-5.28%

SP Jennison International Growth Portfolio Class I inception date: 9/22/2000. SP Jennison International Growth Portfolio Class II inception date: 10/4/2000. A portion of the expenses of the Portfolio was subsidized. Absent such expense absorption, the performance quoted would be lower.

The SP Jennison International Growth Portfolio (Class I) returned 39.57% in 2003, while the MSCI EAFE Index rose 38.59% and the Lipper (VIP) International Funds Average was 35.41%.

■	PERFORMANCE REVIEW

The year 2003 was very strong for world equity markets. The SP Jennison International Growth Portfolio produced strong gains over the period, outpacing its Lipper peer group average and the MSCI EAFE Index.

The Portfolio had good performance in most regions of the world and across most sectors. Two areas are worthy of mention, though. The first is alternative telecommunications providers. A late-2002 change in regulations in Japan effectively made broadband Internet connections cheaper than dial-up, and led to the spectacular increase in subscribers for our holding Yahoo Japan. In the U.K., good operating performance combined with a more forgiving operating and financing environment produced excellent gains for leading alternative telecom services provider, Colt Telecom. The second area is China-based manufacturing, where TechTronic Industries and Esprit Holdings, two Hong Kong-based firms, were standout performers for us. TechTronic makes small appliances, many of which are sold through an arrangement with Home Depot under the Ryobi brand name. So it benefited not only from a strong do-it-yourself market in the U.S. but also from Home Depot’s decision to feature Ryobi as one of its “house” brands. Esprit is an apparel company whose successful European operations are enjoying a large profit benefit from Chinese sourcing, while new management tries to remodel its U.S. and Asian subsidiaries along its European lines.

Foreign investments are subject to the risks of currency fluctuation and the impact of social, political, and economic change, which may result in a greater share price volatility.

Small and midsize companies may result in a greater have limited marketability and may be subject to more erratic or abrupt market movements than large-cap stocks.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).
**	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Large Cap Value Portfolio

■	MANAGED BY: FIDELITY MANAGEMENT AND RESEARCH COMPANY (FMR)

On January 20, 2004, management of the Portfolio was assumed by the J.P. Morgan Investment Management and Hotchkis and Wiley Capital Management LLC.

At the beginning of 2003, the Portfolio was underweight in financials as compared with its benchmark, while emphasizing energy and consumer discretionary stocks. It had 204 individual positions, but its top 10 accounted for 26.0% of its assets. It continues to be focused on stocks of companies with improving fundamentals that offer high-quality earnings at reasonable share prices. We consider both short-term and long-term earnings growth.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP Large Cap Value Portfolio	15.93%	26.76%	-1.06%	0.46%
Russell 1000 Index[2]	15.63%	29.89%	-3.78%	-6.30%
Russell 1000 Value Index[2]	16.55%	30.03%	1.22%	2.23%
Lipper (VIP) Large-Cap Value Funds Average[2]	16.14%	28.50%	-0.91%	0.75%

SP Large Cap Value Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Large Cap Value Portfolio returned 26.76%, while the Russell 1000 Index rose 29.89%, the Russell 1000 Value Index rose 30.03%, and the Lipper (VIP) Large-Cap Value Funds Average was 28.50%.

■	PERFORMANCE REVIEW

The U.S. equity market posted broad double-digit gains, ending a three-year streak of negative returns. It was the S&P 500 Index’s strongest 12-month performance since 1997. Value stocks narrowly outperformed growth stocks. Continued signs of strength in the U.S. economy, increased corporate profits, diminished likelihood that any war in Iraq would be prolonged, and high levels of fiscal and monetary stimulus combined to create a supportive environment for the equity markets.

During this period, the Portfolio posted positive returns but trailed the Russell 1000 Value Index. Security selection in the industrials and information technology sectors detracted from performance. Within the industrials sector, the capital goods group accounted for more than half of the Portfolio’s underperformance. The Portfolio benefited from good stock selection in the materials and consumer staples sectors, and also received some benefit from a slight overweighting in financials.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP MFS Capital Opportunities Portfolio

■	MANAGED BY: MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS)

Overall improvement in the global economy helped to drive market rallies that began in mid-March and lasted, with only a few pauses, through the end of 2003. Largely left behind were concerns about an uncertain global political climate and sluggish economic conditions. In our view, investors, like consumers, became more optimistic about the future and aggressively moved out of more conservative holdings and into higher-risk, more economically sensitive securities.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages [1]	Six Month	1-Year	3-Year	Since Inception
SP MFS Capital Opportunities Portfolio	12.04%	26.80%	-11.47%	-12.92%
S&P 500 Index [2]	15.14%	28.67%	-4.05%	-6.13%
Russell 1000 Index [2]	15.63%	29.89%	-3.78%	-6.30%
Lipper (VIP) Large-Cap Core Funds Average [2]	13.97%	26.43%	-6.02%	-7.86%
Lipper (VIP) Multi-Cap Core Funds Average [2]	15.77%	31.49%	-3.28%	-5.22%

SP MFS Capital Opportunities Portfolio inception date: 9/22/2000. Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average is more consistent with the management of the Portfolio. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP MFS Capital Opportunities Portfolio returned 26.80%, while the S&P 500 Index rose 28.67%, the Russell 1000 Index rose 29.89%, the Lipper (VIP) Large-Cap Core Funds Average was 26.43%, and the Lipper (VIP) Multi-Core Funds Average was 31.49%.

■	PERFORMANCE REVIEW

The Portfolio underperformed its benchmarks primarily because of its technology and leisure holdings and its cash position. Although it averaged less than 4% of assets over the period in cash, this was the biggest detractor from performance as compared with indexes because global markets continued to rise. In technology, an underweight in Intel was the largest factor hurting relative performance. Investors’ concerns about weak corporate technology spending abated during the period, while Intel stock improved on the news that certain product lines showed surprising strength. Positions in Network Associates and Peoplesoft also detracted from the Portfolio’s performance. Network Associates’ stock fell after the firm missed analysts’ earnings projections due to a sizable drop in sales of its Web security and anti-virus software. Peoplesoft’s stock trailed the technology sector overall despite a strong competitive position, a healthy balance sheet, and Oracle’s offer to acquire the company at a premium. We have since sold our position in Intel, Network Associates, and Peoplesoft. A position in Owens Illinois, which manufactures glass and plastic packaging, also detracted from the Portfolio’s performance. It faced rising prices for the oil used to make its plastic bottles and for the natural gas used to power several of its factories.

The Portfolio generated its best performance relative to the benchmark in the retailing, consumer staples, and healthcare sectors. Sears’ share price rebounded when it sold its credit card division at a very attractive price and used the proceeds to buy back some of its stock. Home Depot benefited from strong sales figures, an exclusive arrangement with John Deere, the remodeling of many of its stores, and a newly expanded appliance business. In healthcare, Genentech stock benefited from a string of good news, including new positive information about its colorectal drug Avastin, its psoriasis drug Raptiva, and its arthritis drug Rituxan. The Portfolio benefited from an underweight in Johnson & Johnson, which lagged the market.

Small and midsize companies may have limited marketability and may be subject to more erratic or abrupt market movements than large-cap stocks.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Mid Cap Growth Portfolio

■	MANAGED BY: CALAMOS ASSET MANAGEMENT

Entering 2003, on the heels of bear-bitten 2002, many investors questioned whether our markets were in a continuing decline. We maintained that, despite the extent of the downturn, the economy was undergoing a cyclical process of clearing out overcapacity in some economic sectors. Notwithstanding the geopolitical tensions, we positioned our equity portfolios for economic recovery. As events in Iraq unfolded and the worst predictions fell by the wayside, the market climbed the proverbial “wall of worry” as we anticipated.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP MidCap Growth Portfolio	19.87%	40.10%	-15.91	-15.27
Russell Midcap Index[2]	21.30%	40.06%	3.47%	2.05%
Russell Midcap Growth Index [2]	20.19%	42.71%	-6.13%	-13.04%
Lipper (VIP) Mid-Cap Growth Funds Average[2]	17.13%	36.14%	-10.25%	-15.22%
Lipper (VIP) Multi-Cap Growth Funds Average[2]	16.38%	35.24%	-10.73%	-15.76%

SP Mid Cap Growth Portfolio inception date: 9/22/2000. Although Lipper classifies the Portfolio in the Multi-Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average is also shown because the management of the portfolios in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Mid Cap Growth Portfolio returned 40.10% in 2003, while the Russell Midcap Index rose 40.06%, the Russell Midcap Growth Index returned 42.71%, and the Lipper (VIP) Mid-Cap Growth Funds Average was 36.14%.

■	PERFORMANCE REVIEW

The Portfolio’s performance was quite strong in absolute terms, although it trailed the Russell Midcap Growth Index slightly. It was helped by our positioning it for an economic recovery. The return was led by an overweight in technology because we had a bullish outlook for areas that would benefit from increased capital expenditures. Stocks such as Foundry Networks, Yahoo!, and Symantec had significant gains over the year. Although telecommunication services was a small percentage of the Portfolio, it also contributed substantial gains in 2003. Nextel was a top performer in the sector and added significant value.

Consumer discretionary stocks that did well for the Portfolio include Amazon.com, Harman International, Coach, and KB Home. The U.S. consumer was the steadying factor during the economic downturn and continued to keep the economy from sinking deeper than it did. The Portfolio had been overweight in consumer-related areas in 2002 and the beginning of 2003, but we then reduced its holdings slightly in favor of companies that we expected to benefit from rising capital expenditures. In the energy sector, Apache Corporation contributed to performance.

The Portfolio’s underperformance was primarily the result of what it didn’t hold, largely companies in the Index that turned in stellar performance despite having poor balance sheets and either no earnings or losses. Their shares had been priced as if these firms were going out of business. They may have done so if the recovery had taken longer. Their share prices recorded large percentage increases from their low levels at the beginning of the year. It’s not uncommon for such stocks to perform well in the beginning stages of a recovery from bear market lows, but the risk in investing in them is substantial. Calamos’ investment process is focused on companies that have high and sustainable growth rates and quality balance sheets

Small and midsize companies may have limited marketability and may be subject to more erratic or abrupt market movements than large-cap stocks.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP PIMCO High Yield Portfolio

■	MANAGED BY: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

While corporate credit fundamentals continue to strengthen, given the extremely strong rally in the high yield market in 2003, certain sectors appear to be overvalued. We plan to trim exposure and take profits within these areas and among issues with longer maturities that could be adversely affected by rising interest rates.

We continue to see value in the utility sector. Unlike many of the underperforming sectors in 2002 that made dramatic recoveries in 2003, we believe utilities still have upside potential. We also feel the cable and telecommunications sectors will continue to offer attractive relative value and we plan to maintain our overweight in these areas. Consumer cyclicals will likely remain a significant underweight as high consumer debt levels and a sluggish job market could limit the performance of these issuers. We plan to retain our exposure to emerging market sovereign debt as this sector offers attractive value.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP PIMCO High Yield Portfolio	6.80%	22.41%	8.43%	8.33%
Merrill Lynch U.S. High Yield Master II BB-B Rated Index[2]	7.40%	22.95%	8.55%	6.58%
Lehman Intermediate BB Corp. Index[2]	6.10%	17.68%	8.78%	8.06%
Lipper (VIP) High Current Yield Funds Average[2]	8.41%	23.87%	7.53%	4.97%

SP PIMCO High Yield Portfolio inception date: 9/22/2000. A portion of the expenses of the Portfolio was subsidized. Absent such expense absorption, the performance quoted would be lower.

The SP PIMCO High Yield Portfolio returned 22.41% in 2003, while the Merrill Lynch U.S. High Yield Master II BB-B Rated Index gained 22.95%, the Lehman Intermediate BB Corporate Index rose 17.68%, and the Lipper (VIP) High Current Yield Funds Average was 23.87%.

■	PERFORMANCE REVIEW

While corporate bonds in general posted strong returns in 2003, high yield debt securities outperformed their investment grade counterparts by roughly 20% over the year. The best performing segment of the high yield market was lower-rated issues, as CCC and lower-rated issues rose approximately 60% in 2003, more than double the returns of BB and B-rated issues. The four sectors of the high yield market that lagged in 2002, air transportation, telecom, cable/satellite TV, and utilities, led the asset class higher in 2003.

The Portfolio was aided by favorable security selection among telecom and pipeline bonds. Our exposure to B-rated bonds enhanced results as well, as B-rated securities outpaced BB-rated issues. An overweight to utilities was a positive for relative performance as the sector outperformed amid issuer upgrades. Underweight positions in both healthcare and consumer noncyclicals were a positive as these sectors lagged the overall market. The Portfolio’s tactical allocation to emerging market bonds boosted returns as this sector generated outstanding results for the year.

Conversely, chemicals outperformed and our underweight hurt relative performance. In addition, exposure to higher-rated issues within the metals and mining sector was a drag on performance. The Portfolio’s exposure to the BBB-rated sector detracted from returns. However strong security selection within this higher-quality tier offset the negative sector impact.

High yield bonds, also known as “junk bonds,” are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP PIMCO Total Return Portfolio

■	MANAGED BY: PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

We believe the global economic recovery will be sustained in 2004 as China joins the United States as an engine for growth. U.S. interest rates could rise up to 1% by the end of 2004 as the markets anticipate the Federal Reserve raising the federal funds rate. It’s our belief that interest rates will be volatile in 2004 as any pauses in growth will trigger uncertainty and fluctuations. While growth should remain strong, a sluggish recovery in the job market, productivity gains, and the deflationary effects of Chinese exports will keep inflation well contained.

Given our outlook, we’ll take a defensive posture with the Portfolio. In particular, we anticipate underweighting fully priced mortgages and corporates in favor of more compelling sectors and strategies. We will target a below-index duration to protect relative returns against the risk of upward pressure on interest rates. We plan to emphasize Treasury inflation-protected securities (TIPS), which hedge against inflation risk and are less volatile than bonds when rates rise. We will continue to hold high yielding emerging-market bonds, which we feel will continue to enhance results due to their improving fundamentals.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP PIMCO Total Return Portfolio	0.58%	5.85%	7.96%	8.93%
Lehman Brothers Aggregate Bond Index[2]	0.17%	4.10%	7.57%	8.33%
Lipper (VIP) Intermediate Investment-Grade Debt Funds Average[2]	0.34%	5.14%	7.33%	7.98%

SP PIMCO Total Return Portfolio inception date: 9/22/2000. For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

The SP PIMCO Total Return Portfolio returned 5.85% in 2003, while the Lehman Brothers Aggregate Bond Index gained 4.10% and the Lipper (VIP) Intermediate Investment-Grade Debt Funds Average rose 5.14%.

■	PERFORMANCE REVIEW

Bonds gained ground in 2003 despite volatile interest rates, led by higher yielding corporate bonds and emerging-market securities. For the year, the Portfolio outperformed its benchmark Index driven by favorable security selection. Allocations to TIPS and municipal bonds helped returns as these less volatile assets outperformed amid rising rates. Emerging-market bonds strongly boosted returns as credit fundamentals within the asset class continued to improve. Asset-backed bonds added to returns due to their relatively high yields. The Portfolio’s select mortgages added value as well. Modest currency exposure to the euro and yen helped returns as the dollar fell amid concern about the U.S. trade deficit. Interest-rate strategies were neutral-to-slightly positive as a near index duration and curve position had little impact on returns.

Conversely, an underweight in corporate bonds was negative as profits and margins improved. However, positive security selection helped to mitigate this impact. A mortgage underweight in the fourth quarter detracted from returns as lower volatility caused this area of the market to perform well.

High yield bonds, also known as “junk bonds,” are subject to greater credit and market liquidity risks, which may result in greater share price volatility.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance date quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Prudential U.S. Emerging Growth Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC

Favorable economic data continues to point to a firm recovery and we continue to have a meaningful portion of the Portfolio’s assets in technology stocks with the inherent leverage to benefit from revenue growth. However, given the exceptional performance of the sector in 2003, we think it may be prudent at this point to diversify some of our assets into other areas where the risk/reward profile is more compelling. Furthermore, we continue to look for drivers of excess performance by seeking fundamentally strong but lesser-known names whose growth may be underappreciated or undiscovered by the market.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP Prudential U.S. Emerging Growth Portfolio: Class I	15.25%	42.09%	-7.42%	-11.69%
SP Prudential U.S. Emerging Growth Portfolio: Class II	14.83%	41.51%	N/A	-5.44%
S&P MidCap 400 Index[2]	20.64%	35.62%	4.84%	3.21%
Russell Midcap Growth Index[2]	20.19%	42.71%	-6.13%	-13.04%
Lipper (VIP) Mid-Cap Growth Funds Average[2]	17.13%	36.14%	-10.25%	-15.22%

SP Prudential U.S. Emerging Growth Portfolio Class I inception date: 9/22/2000. SP Prudential U.S. Emerging Growth Portfolio Class II inception date: 7/9/2001. A portion of the expenses of the Portfolio was subsidized. Absent such expense absorption, the performance quoted would be lower.

The SP Prudential U.S. Emerging Growth Portfolio (Class I) returned 42.09% in 2003, while the S&P MidCap 400 Index rose 35.62%, the Russell Midcap Growth Index rose 42.71%, and the Lipper (VIP) Mid-Cap Growth Funds Average was 36.14%.

■	PERFORMANCE REVIEW

The Portfolio produced impressive absolute and relative gains over the past 12 months, outperforming its Lipper peer group by a sizable margin. This favorable outcome was largely due to disciplined adherence to our style despite difficult conditions in 2002. Generally speaking, the Portfolio follows a two-pronged approach in our quest for growth: 1) Secular growth companies that are relatively immune to broader economic conditions and 2) Innovative businesses with cutting-edge products or unique business models that can capitalize on important shifts in consumer behavior. This strategy yielded unimpressive results in 2002 where a highly risk-averse market environment refused to differentiate fundamentally. Earnings multiples were generally compressed across the board. This austere environment showed signs of easing in the first few months of our fiscal year but turned around dramatically with the resolution of major combat in Iraq. As market sentiment returned to more “normalized” levels, investors were once again willing to be discerning, and companies with solid growth prospects, sound balance sheets, and compelling products/services outperformed. Among our top performers, companies with innovative business models dominated the list, with Monster Worldwide contributing the most gains by far. Monster’s online job search model has made recruiting cheaper and more efficient than the traditional newspaper channels, allowing the company to capture an increasing share of the total help-wanted market. Electronic bill payment processor and services provider CheckFree also helped performance, as consumers increasingly embrace paying bills online. On the other hand, our holding in Circuit City yielded less than favorable results as competition among the retailers was keener than we had expected. We have since exited from the position.

Small and midsize companies may have limited marketability and may be subject to more erratic or abrupt market movements than large-cap stocks.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).
**	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Small/Mid Cap Value Portfolio

■	MANAGED BY: FIDELITY MANAGEMENT AND RESEARCH COMPANY (FMR)

On January 20, 2004, management of the Portfolio was assumed by Goldman Sachs Asset Management, L.P. The Portfolio’s name was changed, accordingly, to SP Goldman Sachs Small Cap Value Portfolio. It will invest primarily in small-cap stocks.

■	PERFORMANCE SUMMARY

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP Small/Mid Cap Value Portfolio	22.20%	33.11%	5.53%	8.55%
Russell 2500 Index[2]	24.45%	45.51%	6.58%	4.85%
Russell 2500 Value Index[2]	25.48%	44.93%	12.75%	14.59%
Lipper (VIP) Small-Cap Value Funds Average[2]	25.62%	44.49%	13.24%	13.70%
Lipper (VIP) Mid-Cap Value Funds Average[2]	21.72%	35.83%	8.47%	10.57%

SP Small/Mid Cap Value Portfolio inception date: 9/22/2000. Although Lipper classifies the Portfolio in the Mid-Cap Value Funds Average, the returns for the Small-Cap Value Funds Average is also shown because the management of the portfolios in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio. A portion of the expenses of the Portfolio was subsidized. Absent such expense absorption, the performance quoted would be lower.

The SP Small/Mid Cap Value Portfolio returned 33.11% in 2003, while the Russell 2500 Index rose 45.51%, the Russell 2500 Value Index increased 44.93%, the Lipper (VIP) Mid-Cap Value Funds Average rose 35.83%, and the Lipper (VIP) Small-Cap Value Funds Average gained 44.49%.

■	PERFORMANCE REVIEW

The year 2003 marked the best performance for the small-cap Russell 2000 Index since its inception in the late 1970s. (The Russell 2500 Index has a much shorter history.) Continuing signs of strength in the U.S. economy, increased corporate profits, a diminishing likelihood that any war in Iraq would be prolonged, and high levels of fiscal and monetary stimulus combined to cause investors to seek out more speculative stocks.

During this period, the Portfolio had positive returns, but trailed its benchmark, the Russell 2500 Value Index. Detracting from its relative performance was security selection in the information technology sector, especially the technology hardware and equipment group and in the healthcare sector. The Portfolio benefited from good stock selection in the energy sector. It also received some contribution to return from underweighting utilities and consumer staples.

Small and midsize companies may have limited marketability and may be subject to more erratic or abrupt market movements than large-cap stocks.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.
For	a complete list of holdings, refer to the Schedule I of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

SP Strategic Partners Focused Growth Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC; and ALLIANCE CAPITAL

Approximately half of the Portfolio’s assets are managed by Jennison Associates and half by AllianceBernstein.

Jennison Associates: While we believe that the rapid pace of growth in the past two quarters will not likely be repeated, the fundamental drivers for healthy economic activity should remain in place reinforcing our positive economic outlook and optimistic perspective for equities in 2004.

Alliance Bernstein: We expect the second installment of last year’s tax cut, which comes early in the year, to reinforce the market’s positive tone. The U.S. consumer sector will remain robust, and the health of the U.S. corporate sector looks to be steadily improving as well.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
SP Strategic Partners Focused Growth Portfolio: Class I	15.30%	25.84%	-7.30%	-13.01%
SP Strategic Partners Focused Growth Portfolio: Class II	15.07%	25.45%	N/A	-9.65%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-6.13%
Russell 1000 Growth Index[2]	14.73%	29.75%	-9.36%	-15.18%
Lipper (VIP) Large-Cap Growth Funds Average[2]	13.63%	28.37%	-10.44%	-14.61%

SP Strategic Partners Focused Growth Portfolio Class I inception date: 9/22/2000. SP Strategic Partners Focused Growth Portfolio Class II inception date: 1/12/2001. A portion of the expenses of the Portfolio is subsidized. Absent such expense absorption, the performance quoted would be lower. Expense absorption may be discontinued at any time.

The SP Strategic Partners Focused Growth Portfolio (Class I) gained 25.84% in 2003, while the S&P 500 Index rose 28.67%, the Russell 1000 Growth Index rose 29.75%, and the Lipper (VIP) Large-Cap Growth Funds Average was 28.37%.

■	PERFORMANCE REVIEW

Jennison Associates: Technology stocks contributed significantly to the return of our holdings, led by our emphasis on semiconductor and semiconductor equipment stocks, including Intel, Texas Instruments, and Applied Materials. So far, earnings growth for many of our holdings in this area are primarily a result of cost cutting. We believe that as revenue growth accelerates, these companies should demonstrate impressive operating leverage leading to upward earnings revisions and positive earnings surprises. Healthcare stocks also contributed to our holdings’ absolute returns. Biotechnology position such as Amgen and Genentech advanced on the back of a stream of encouraging product developments. Our financial performed well, led by capital markets stocks such as Merrill Lynch. Among our consumer-related positions, Starbucks and Tiffany & Co. advanced. Holdings such as Harley-Davidson and Kohl’s offset these returns.

Alliance Bernstein: Gains on technology stocks such as Cisco, Dell, Microsoft, and Taiwan Semiconductor contributed to the Portfolio’s return in 2003. Strong performance, particularly from American International Group, Citigroup, MBNA, Fannie Mae, and Goldman Sachs drove returns in the financials sector. However, relative performance was hurt by our stock selection in the healthcare and consumer staples sectors. Moreover, the benefit of overweighting utilities, which was among the strongest-performing sectors, was offset by unfavorable stock selection. In technology, our high-quality growth stocks did not keep up with the surge of lower-quality stocks with high earnings variability.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).
**	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II Shares.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.`

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Stock Index Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

The Portfolio consists primarily of the 500 stocks that comprise the Standard & Poor’s S&P 500 Index in approximately the same proportions they represent in the Index. The Portfolio aims to replicate the performance of the Standard & Poor’s 500 Index, and tends to reflect the general trends of the overall U.S. equity market.

■	PERFORMANCE SUMMARY

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	5-Year	10-Year
Stock Index Portfolio	14.88%	28.18%	-4.28%	-0.77%	10.78%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-0.57%	11.06%
Lipper (VIP) S&P 500 Index Funds Average[2]	14.80%	28.01%	-4.44%	-0.93%	10.69%

Stock Index Portfolio inception date: 10/19/1987.

The Stock Index Portfolio returned 28.18% in 2003, while the S&P 500 Index rose 28.67%, and the Lipper (VIP) S&P 500 Index Funds Average rose 28.01%.

■	PERFORMANCE REVIEW

The S&P 500 Index rebounded substantially in 2003 after three years of large declines. Market strength was broad, with every sector rising. For the most part, the highest returns were in the sectors that were most sensitive to economic recovery: information technology (Internet-related and semiconductor companies), consumer discretionary (homebuilders), and materials (gold, aluminum, and steel). The industrial (construction and farm machinery and industrial conglomerates) and financial sectors also returned more than 25% over the year.

The market leaders included stocks that were rebounding from steep prior sell-offs. These included Dynegy and Williams Companies in the energy industry, technology firms such as Avaya and PMC-Sierra, and metals companies such as U.S. Steel. As earnings began to recover in 2003, price-to-earnings multiples rose sharply, particularly in technology. Commerce Department statistics showed that business spending on software and high-tech equipment accelerated. In addition, some Internet companies, including Yahoo! and eBay, appeared to be thriving. In telecommunications, wireless service providers and equipment firms performed well.

The largest drags on the S&P 500 Index were a few large drug companies (Merck and Schering-Plough) and integrated and long-distance telephone companies.

[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Value Portfolio

■	MANAGED BY: JENNISON ASSOCIATES LLC

We have become more optimistic about corporate earnings. We expect lower short-term interest rates, a weaker dollar, faster growth of the money supply, higher fiscal spending, and tax cuts to bring about brighter economic conditions, and we are positioned to benefit. We continue to be overweighted in industrials and in basic industries, as well as in energy stocks that are particularly responsive to commodity prices, such as oil services. However, the Portfolio’s net balance is neither more nor less exposed to economic growth than our value universe overall, although somewhat more so than the S&P 500 Index.

■	PERFORMANCE SUMMARY*

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	5-Year	10-Year/ Since Inception
Value Portfolio: Class I	15.77%	28.07%	-0.72%	4.94%	9.82%
Value Portfolio: Class II	15.60%	27.63%	N/A	N/A	-2.01%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-0.57%	11.06%
Russell 1000 Value Index[2]	16.55%	30.03%	1.22%	3.56%	11.88%
Lipper (VIP) Large-Cap Value Funds Average[2]	16.14%	28.50%	-0.91%	2.55%	9.74%

Value Portfolio Class I inception date: 2/19/1988. Value Portfolio Class II inception date: 5/14/2001.

The Value Portfolio (Class I) returned 28.07% in 2003, while the Russell 1000 Value Index gained 30.03%, and the Lipper (VIP) Large-Cap Value Funds Average gained 28.50%.

■	PERFORMANCE REVIEW

The Portfolio’s absolute return was far above the historical mean for equities. We spent much of the year waiting for earnings catalysts, believing that the economic recovery could not rely on continued high consumer spending levels and record housing starts. We maintained our flexibility and took advantage of shifts in market sentiment when we thought they presented profit opportunities. Many technology stocks had presented such opportunities late in 2002. During 2003 we took profits on some of those holdings, including EMC and Cisco. In addition, many of the Portfolio’s core technology holdings performed extremely well. One was Agere Systems, a communications chip maker that narrowed its losses in the second quarter through continued cost cutting and the sale of its optoelectronics business. Among consumer discretionary positions, Echostar performed particularly well as investors reacted favorably to the termination of its proposed acquisitions of Hughes Electronics. Echostar’s satellite network continues to add new subscribers at a robust pace, and has enticed viewers away from cable. Citigroup was one of the Portfolio’s top performers. Its latest profit report beat expectations on the strength of its mortgage lending, credit card business, and bond underwriting. Strong equity and fixed income markets since March provided a favorable backdrop for the brokerage firms. Lehman Brothers and Merrill Lynch performed extremely well for us.

However, the weak performance of some of our healthcare stocks hurt. HCA, an international hospital management company, preannounced a negative earnings surprise. After it proposed a large share repurchase, we took advantage of a rebound in its stock price to eliminate our position. We didn’t like the fact that the repurchase was to be funded by debt. Baxter International, a diversified biotechnology company, fell when it reduced its sales and earnings targets because prices for its plasma protein product fell.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).
**	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Zero Coupon Bond Portfolio 2005

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.

Should solid economic growth and low inflation continue in the United States during the first half of 2004, we believe the Federal Reserve (the Fed) may be reluctant to increase short-term interest rates. However, with the target for the interbank overnight lending rate at 1%, we believe an increase in short-term rates is inevitable at some point. That said, any adjustment to monetary policy will likely occur gradually.

■	PERFORMANCE SUMMARY

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	5-Year	10-Year
Zero Coupon Bond Portfolio 2005	-0.26%	1.90%	6.74%	5.47%	6.76%
Lehman Brothers Govt Bond Index[2]	-1.23%	2.36%	6.96%	6.26%	6.72%
Lipper (VIP) Target Maturity Funds Average[2]	-1.98%	2.50%	7.94%	5.95%	7.27%

Zero Coupon Bond Portfolio 2005 inception date: 5/1/1989.

The Zero Coupon Bond Portfolio 2005 returned 1.90% in 2003, while the Lehman Brothers Government Bond Index rose 2.36% and the Lipper (VIP) Target Maturity Funds Average gained 2.50%. The Portfolio underperformed because its anticipated liquidation date of November 15, 2005 prevented us from investing in slightly longer-term bonds that performed better than short-term debt securities.

■	PERFORMANCE REVIEW

A rally in U.S. Treasurys and other high-grade bonds during much of the first half of 2003 quickly turned into a sharp sell-off in late June. The sell-off reflected disappointment that the Fed only cut short-term interest rates by a quarter of a percentage point in late June in an effort to stimulate the sluggish economy. Some investors had expected the Fed to reduce short-term rates by a half percentage point. There was also speculation in the financial markets that the Fed might resort to buying long-term bonds to exert downward pressure on rates. However, such extraordinary measures proved to be unnecessary. The economy began to grow rapidly in the summer.

Treasuries and federal agency securities sold off for much of the second half of 2003 amid concern that the brisk economic growth might eventually lead to higher inflation and rising interest rates in 2004. This expectation was reflected in the steep slope of the yield curve, which shows the relationship between bonds ranging from the shortest to the longest maturity dates. When the yield curve is steep, short-term rates are lower than longer-term rates. This enabled traders to borrow money at low short-term rates and profitably reinvest it in slightly longer-term bonds with higher rates.

We believe the Portfolio underperformed its Lipper Average because its anticipated liquidation date of November 15, 2005 prevented us from investing in the better-performing, slightly longer-term bonds purchased by some of the funds in our peer group. Nevertheless, the Portfolio still benefited from emphasizing zero coupon bonds of federal agencies rather than Treasuries. Federal agency zero coupon bonds performed better than Treasuries due to considerable demand for bonds that provided higher yields than Treasuries.

[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

GLOSSARY OF BENCHMARK DEFINITIONS

Aggressive Growth Asset Allocation Custom Blended Index consists of Russell 1000 Growth Index (17.5%), Russell 1000 Value Index (17.5%), Russell Midcap Growth Index (17.5%), Russell 2500 Value Index (17.5%), and MSCI EAFE Index (30%).

Balanced Asset Allocation Custom Blended Index consists of Russell 1000 Growth Index (17.5%), Russell 1000 Value Index (17.5%), Russell Midcap Growth Index (7.5%), Russell 2500 Value Index (7.5%), MSCI EAFE Index (10%), Merrill Lynch U.S. High Yield Master II BB-B Rated Index (10%), and Lehman Brothers Aggregate Bond Index (30%).

Conservative Asset Allocation Custom Blended Index consists of Russell 1000 Growth Index (15%), Russell 1000 Value Index (15%), Russell Midcap Growth Index (2.5%), Russell 2500 Value Index (2.5%), Merrill Lynch U.S. High Yield Master II BB-B Rated Index (10%), and Lehman Brothers Aggregate Bond Index (55%).

Conservative Balanced Custom Blended Index consists of a blend of the S&P 500 Index (50%), the Lehman Brothers Aggregate Bond Index (40%), and the 3-Month T-Bill (10%).

Diversified Conservative Growth Custom Blended Index consists of S&P 500 Barra Value Index (15%), S&P 500 Barra Growth Index (15%), Russell 2000 Value Index (5%), Russell 1000 Growth Index (5%), Lehman Brothers Aggregate Bond Index (40%), and Lehman Brothers High Yield Bond Index (20%).

Flexible Managed Custom Blended Index consists of a blend of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%), and the 3-Month T-Bill (5%).

Growth Asset Allocation Custom Blended Index consists of Russell 1000 Growth Index (17.5%), Russell 1000 Value Index (17.5%), Russell Midcap Growth Index (12.5%), Russell 2500 Value Index (12.5%), MSCI EAFE Index (20%), Merrill Lynch U.S. High Yield Master II BB-B Rated Index (7.5%), and Lehman Brothers Aggregate Bond Index (12.5%).

Lehman Brothers Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lehman Brothers Corporate High Yield Bond Index is an unmanaged index comprised of more than 700 non-investment-grade bonds.

Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years.

Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

Balanced Funds Average	International Funds Average	Multi-Cap Value Funds Average
Corporate Debt Funds BBB-Rated Average	Large-Cap Core Funds Average	Natural Resources Funds Average
Flexible Portfolio Funds Average	Large-Cap Growth Funds Average	S&P 500 Index Funds Average
General U.S. Government Funds Average	Large-Cap Value Funds Average	Small-Cap Core Funds Average
Global Funds Average	Mid-Cap Growth Funds Average	Small-Cap Growth Funds Average
High Current Yield Funds Average	Mid-Cap Value Funds Average	Small-Cap Value Funds Average
Income Funds Average	Money Market Funds Average	Specialty/Miscellaneous Funds Average
Intermediate Investment-Grade Debt Funds Average	Multi-Cap Core Funds Average	Target Maturity Funds Average

Merrill Lynch U.S. High Yield Master II BB-B Rated Index is a broad high yield index including high yield bonds across the maturity spectrum, within the BB-B rated credit quality spectrum, included in the below-investment-grade universe.

Morgan Stanley Capital International Europe, Australasia, and the Far East (MSCI EAFE) Index is a weighted, unmanaged index that reflects stock performance in Europe, Australasia, and the Far East.

Morgan Stanley Capital International (MSCI) World Index is an unmanaged index comprised of approximately 1,500 companies listed on the stock exchanges of Australasia, Canada, Europe, the Far East, and the United States.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index is a market cap-weighted index that measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Index is a market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is a market cap-weighted index that measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is a market cap-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

S&P SuperComposite 1500 Information Technology Index measures the performance of the technology components of the S&P SuperComposite 1500, which is a combination of the S&P 500, S&P MidCap 400, and S&P SmallCap 600 indexes, and provides a broad representation of the entire U.S. market, representing 87% of total U.S. equity market capitalization.

This page may include certain benchmarks not applicable to the portfolios available in this particular report. Investors cannot invest directly in a market index or average.

CONSERVATIVE BALANCED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $582,405,921 (cost $3,823,912,017)	$3,808,581,927
Dividends and interest receivable	10,129,472
Receivable for investments sold	2,002,394
Receivable for capital stock sold	120,274
Tax Reclaim receivable	8,426
Prepaid expenses	29,873

Total assets	3,820,872,366

LIABILITIES
Collateral for securities on loan	603,409,940
Payable for investments purchased	320,149,548
Management fee payable	1,330,056
Payable for capital stock repurchased	614,979
Accrued expenses and other liabilities	340,023
Due to broker—variation margin	55,050
Payable to custodian	1,262

Total liabilities	925,900,858

NET ASSETS	$2,894,971,508

Net assets were comprised of:
Common stock, at $0.01 par value	$2,018,957
Paid-in capital in excess of par	2,836,431,887

2,838,450,844
Undistributed net investment income	55,941,153
Accumulated net realized gain on investments	9,233,212
Net unrealized depreciation on investments	(8,653,701)

Net assets, December 31, 2003	$2,894,971,508

Net asset value and redemption price per share, $2,894,971,508 / 201,895,682 outstanding shares of common stock (authorized 740,000,000 shares)	$14.34

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest	$37,526,729
Dividends	31,608,687
Income from securities lending, net	1,299,884

70,435,300

EXPENSES
Management fee	14,928,039
Custodian’s fees and expenses	408,000
Audit fee	76,000
Insurance expenses	48,000
Directors’ fees	46,000
Commitment fee on syndicated credit agreement	43,000
Shareholders’ reports	35,000
Legal fees and expenses	20,000
Transfer agent’s fees and expenses	2,100
Miscellaneous	5,796

Total expenses	15,611,935
Less: custodian fee credit	(6,316)

Net expenses	15,605,619

NET INVESTMENT INCOME	54,829,681

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	28,910,594
Futures	48,254,536

77,165,130

Net change in unrealized appreciation (depreciation) on:
Investments	316,950,594
Futures	20,576,158

337,526,752

NET GAIN ON INVESTMENTS	414,691,882

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$469,521,563

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$54,829,681	$73,465,326
Net realized gain (loss) on investments	77,165,130	(60,437,829)
Net change in unrealized appreciation (depreciation) on investments	337,526,752	(299,285,750)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	469,521,563	(286,258,253)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(73,725,917)	—
Distributions from net realized capital gains	—	(8,002,898)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(73,725,917)	(8,002,898)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [3,313,419 and 6,943,283 shares, respectively]	43,720,032	91,446,170
Capital stock issued in reinvestment of dividends and distributions [6,123,415 and 588,881 shares, respectively]	73,725,917	8,002,898
Capital stock repurchased [21,565,238 and 31,614,428 shares, respectively]	(278,564,074)	(404,569,296)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(161,118,125)	(305,120,228)

TOTAL INCREASE (DECREASE) IN NET ASSETS	234,677,521	(599,381,379)
NET ASSETS:
Beginning of year	2,660,293,987	3,259,675,366

End of year (a)	$2,894,971,508	$2,660,293,987

(a) Includes undistributed net investment income of:	$55,941,153	$73,725,917

SEE NOTES TO FINANCIAL STATEMENTS.

A1

DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $157,018,281 (cost $1,913,710,503)	$1,957,217,854
Foreign currency, at value (cost $48)	61
Interest receivable	13,828,930
Receivable for investments sold	10,067,807
Unrealized appreciation on forward foreign currency contracts	239,371
Receivable for capital stock sold	85,331
Due from broker—variation margin	46,614
Prepaid expenses	15,452

Total assets	1,981,501,420

LIABILITIES
Payable for investments purchased	398,446,364
Collateral for securities on loan	162,986,302
Unrealized depreciation on forward foreign currency contracts	969,838
Management fee payable	484,958
Payable for capital stock repurchased	381,127
Accrued expenses and other liabilities	243,215
Deferred directors’ fees	8,685
Payable to custodian	5,114

Total liabilities	563,525,603

NET ASSETS	$1,417,975,817

Net assets were comprised of:
Common stock, at $0.01 par value	$1,269,203
Paid-in capital in excess of par	1,387,833,536

1,389,102,739
Undistributed net investment income	180,286
Accumulated net realized loss on investments	(13,837,873)
Net unrealized appreciation on investments and foreign currencies	42,530,665

Net assets, December 31, 2003	$1,417,975,817

Net asset value and redemption price per share, $1,417,975,817 / 126,920,332 outstanding shares of common stock (authorized 340,000,000 shares)	$11.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest (net of $2,553 foreign withholding tax)	$58,368,891
Dividends	4,423,759
Income from securities lending, net	266,172

63,058,822

EXPENSES
Management fees	5,649,956
Custodian’s fees and expenses	250,000
Shareholders’ reports	212,000
Audit fee	39,000
Directors’ fees	28,000
Insurance expenses	24,000
Commitment fee on syndicated credit agreement	22,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses	2,700
Miscellaneous	5,857

Total expenses	6,248,513
Less: custodian fee credit	(13,507)

Net expenses	6,235,006

NET INVESTMENT INCOME	56,823,816

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	39,855,396
Futures	161,118
Foreign currencies	(6,180,774)
Short sales	153,786

33,989,526

Net change in unrealized appreciation (depreciation) on:
Investments	13,204,831
Futures	(491,017)
Foreign currencies	(174,518)

12,539,296

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	46,528,822

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,352,638

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$56,823,816	$74,301,622
Net realized gain (loss) on investments and foreign currencies	33,989,526	(1,678,323)
Net change in unrealized appreciation on investments and foreign currencies	12,539,296	23,226,659

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	103,352,638	95,849,958

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(57,232,060)	(159,965,745)
Tax Return of Capital	—	(1,784,789)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(57,232,060)	(161,750,534)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [18,720,228 and 17,549,865 shares, respectively]	205,756,877	189,983,072
Capital stock issued in reinvestment of dividends and distributions [5,149,986 and 15,159,311 shares, respectively]	57,232,060	161,750,534
Capital stock repurchased [23,581,158 and 29,401,035 shares, respectively]	(261,397,152)	(316,229,673)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	1,591,785	35,503,933

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,712,363	(30,396,643)
NET ASSETS:
Beginning of year	1,370,263,454	1,400,660,097

End of year (a)	$1,417,975,817	$1,370,263,454

(a) Includes undistributed net investment income of:	$180,286

SEE NOTES TO FINANCIAL STATEMENTS.

A2

EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $414,347,398 (cost $3,917,349,414)	$4,446,545,034
Cash	2,525
Receivable for investments sold	20,590,410
Dividends and interest receivable	3,299,746
Receivable for capital stock sold	260,493
Tax reclaim receivable	188,986
Due from broker—variation margin	47,210
Prepaid expenses	38,696

Total assets	4,470,973,100

LIABILITIES
Collateral for securities on loan	437,748,240
Payable for investments purchased	17,277,420
Management fee payable	1,492,069
Payable for capital stock repurchased	832,659
Accrued expenses and other liabilities	471,475
Distribution fee payable	164
Administration fee payable	98

Total liabilities	457,822,125

NET ASSETS	$4,013,150,975

Net assets were comprised of:
Common stock, at $0.01 par value	$1,952,426
Paid-in capital in excess of par	4,411,500,758

4,413,453,184
Undistributed net investment income	277,872
Accumulated net realized loss on investments	(930,298,374)
Net unrealized appreciation on investments and foreign currencies	529,718,293

Net assets, December 31, 2003	$4,013,150,975

Class I:
Net asset value and redemption price per share, $4,012,328,159 / 195,202,633 outstanding shares of common stock (authorized 590,000,000 shares)	$20.55

Class II:
Net asset value and redemption price per share, $822,816 / 39,987 outstanding shares of common stock (authorized 10,000,000 shares)	$20.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $892,454 foreign withholding tax)	$50,239,134
Interest	181,279
Income from securities loaned, net	412,169

50,832,582

EXPENSES
Management fee	15,723,338
Distribution fee—Class II	1,309
Administration fee—Class II	785
Shareholders’ reports	754,000
Custodian’s fees and expenses	360,000
Audit fee	102,000
Insurance expenses	63,000
Commitment fee on syndicated credit agreement	55,000
Directors’ fees	55,000
Legal fees and expenses	29,000
Transfer agent’s fees and expenses	5,200
Miscellaneous	13,351

Total operating expenses	17,161,983
Loan interest expense (Note 8)	904
Less: custodian fee credit	(808)

Net expenses	17,162,079

NET INVESTMENT INCOME	33,670,503

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments transactions	(187,753,624)
Options written	29,448
Futures transactions	3,946,758
Foreign currencies transactions	(109,347)

(183,886,765)

Net change in unrealized appreciation (depreciation) on:
Investments	1,131,026,681
Futures	864,975
Foreign currencies	5,456

1,131,897,112

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	948,010,347

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$981,680,850

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$33,670,503	$34,525,958
Net realized loss on investments and foreign currencies	(183,886,765)	(527,040,808)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,131,897,112	(513,826,957)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	981,680,850	(1,006,341,807)

DIVIDENDS:
Dividends from net investment income
Class I	(34,653,868)	(34,102,714)
Class II	(3,532)	(2,409)

TOTAL DIVIDENDS	(34,657,400)	(34,105,123)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [5,749,045 and 9,073,815 shares, respectively]	101,063,434	172,748,546
Capital stock issued in reinvestment of dividends [1,744,973 and 2,132,982 shares, respectively]	34,657,400	34,105,123
Capital stock repurchased [20,110,903 and 28,711,197 shares, respectively]	(343,584,774)	(509,334,621)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(207,863,940)	(302,480,952)

TOTAL INCREASE (DECREASE) IN NET ASSETS	739,159,510	(1,342,927,882)
NET ASSETS:
Beginning of year	3,273,991,465	4,616,919,347

End of year (a)	$4,013,150,975	$3,273,991,465

(a) Includes undistributed net investment income of:	$277,872	$1,374,116

SEE NOTES TO FINANCIAL STATEMENTS.

A3

FLEXIBLE MANAGED PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $715,225,407 (cost $4,370,220,520)	$4,660,568,975
Dividends and interest receivable	11,210,722
Receivable for investments sold	4,521,271
Receivable for capital stock sold	277,574
Prepaid expenses	36,834
Tax reclaim receivable	26,990

Total assets	4,676,642,366

LIABILITIES
Collateral for securities on loan	740,622,610
Payable for investments purchased	239,471,965
Management fee payable	1,843,777
Accrued expenses and other liabilities	628,611
Payable for capital stock repurchased	348,960
Due to broker-variation margin	142,319
Payable to custodian	7,642

Total liabilities	983,065,884

NET ASSETS	$3,693,576,482

Net assets were comprised of:
Common stock, at $0.01 par value	$2,432,183
Paid-in capital in excess of par	3,771,671,443

3,774,103,626
Undistributed net investment income	52,897,055
Accumulated net realized loss on investments	(435,518,358)
Net unrealized appreciation on investments	302,094,159

Net assets, December 31, 2003	$3,693,576,482

Net asset value and redemption price per share, $3,693,576,482 / 243,218,312 outstanding shares of common stock (authorized 740,000,000 shares)	$15.19

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest (net of $221 foreign withholding tax)	$29,297,170
Dividends (net of $501 foreign withholding tax)	42,452,683
Income from securities loaned, net	1,018,994

72,768,847

EXPENSES
Management fee	20,078,030
Custodian’s fees and expenses	415,000
Audit fee	85,000
Insurance expenses	58,000
Directors’ fees	50,000
Legal fees and expenses	31,000
Commitment fee on syndicated credit agreement	25,000
Transfer agent’s fees and expenses	2,200
Miscellaneous	8,779

Total expenses	20,753,009
Less: custodian fee credit	(8,481)

Net expenses	20,744,528

NET INVESTMENT INCOME	52,024,319

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(33,905,282)
Futures	73,424,055

39,518,773

Net change in unrealized appreciation on:
Investments	600,662,186
Futures	29,038,584

629,700,770

NET GAIN ON INVESTMENTS	669,219,543

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$721,243,862

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$52,024,319	$68,040,906
Net realized gain (loss) on investments	39,518,773	(268,540,312)
Net change in unrealized appreciation (depreciation) on investments	629,700,770	(288,661,821)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	721,243,862	(489,161,227)

DIVIDENDS:
Dividends from net investment income	(68,283,392)	(106,760,860)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [3,981,685 and 7,479,921 shares, respectively]	54,389,704	104,900,934
Capital stock issued in reinvestment of dividends and distributions [5,574,154 and 7,434,600 shares, respectively]	68,283,392	106,760,860
Capital stock repurchased [19,797,358 and 24,899,579 shares, respectively]	(263,069,457)	(331,331,843)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(140,396,361)	(119,670,049)

TOTAL INCREASE (DECREASE) IN NET ASSETS	512,564,109	(715,592,136)
NET ASSETS:
Beginning of year	3,181,012,373	3,896,604,509

End of year (a)	$3,693,576,482	$3,181,012,373

(a) Includes undistributed net investment income of:	$52,897,055	$68,283,392

SEE NOTES TO FINANCIAL STATEMENTS.

A4

GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $132,760,909 (cost $687,832,028)	$783,198,478
Foreign currency, at value (cost $11,481,802)	11,639,591
Receivable for investments sold	14,471,078
Dividends receivable	426,802
Foreign tax reclaim receivable	163,987
Receivable for capital stock sold	138,353
Prepaid expenses	6,209
Unrealized appreciation on forward foreign currency contracts	3,487

Total assets	810,047,985

LIABILITIES
Collateral for securities on loan	139,928,992
Payable for capital stock repurchased	2,347,091
Payable for investments purchased	1,468,102
Management fee payable	411,725
Accrued expenses and other liabilities	209,799
Unrealized depreciation on forward foreign currency contracts	51,914

Total liabilities	144,417,623

NET ASSETS	$665,630,362

Net assets were comprised of:
Common stock, at $0.01 par value	$439,578
Paid-in capital in excess of par	836,913,043

837,352,621
Undistributed net investment income	6,551,798
Accumulated net realized loss on investments	(273,816,814)
Net unrealized appreciation on investments and foreign currencies	95,542,757

Net assets, December 31, 2003	$665,630,362

Net asset value and redemption price per share, $665,630,362 / 43,957,835 outstanding shares of common stock (authorized 140,000,000 shares)	$15.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $809,625 foreign withholding tax)	$9,153,908
Interest	20,269
Income from securities loaned, net	258,514

9,432,691

EXPENSES
Management fee	4,273,255
Custodian’s fees and expenses	405,000
Shareholders’ reports	226,000
Audit fee	16,600
Directors’ fees	15,000
Legal fees and expenses	12,000
Insurance expenses	10,000
Commitment fee on syndicated credit agreement	8,500
Transfer agent’s fees and expenses	5,000
Miscellaneous	8,916

Total operating expenses	4,980,271
Loan interest expense (Note 8)	102
Less: custodian fee credit	(760)

Net expenses	4,979,613

NET INVESTMENT INCOME	4,453,078

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	9,562,699
Options written	3,630
Foreign currencies	2,098,668

11,664,997

Net change in unrealized appreciation (depreciation) on:
Investments	154,678,358
Foreign currencies	(630,180)

154,048,178

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	165,713,175

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$170,166,253

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,453,078	$3,125,853
Net realized gain (loss) on investments and foreign currencies	11,664,997	(148,665,932)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	154,048,178	(42,355,528)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	170,166,253	(187,895,607)

DIVIDENDS:
Dividends from net investment income	(2,077,796)	(7,749,158)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [17,778,589 and 23,258,154 shares, respectively]	225,317,636	299,046,535
Capital stock issued in reinvestment of dividends [184,202 and 531,857 shares, respectively]	2,077,796	7,749,158
Capital stock repurchased [19,392,533 and 36,298,511 shares, respectively]	(244,784,313)	(481,242,136)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(17,388,881)	(174,446,443)

TOTAL INCREASE (DECREASE) IN NET ASSETS	150,699,576	(370,091,208)
NET ASSETS:
Beginning of year	514,930,786	885,021,994

End of year (a)	$665,630,362	$514,930,786

(a) Includes undistributed net investment income of:	$6,551,798	$2,077,848

SEE NOTES TO FINANCIAL STATEMENTS.

A5

GOVERNMENT INCOME PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $91,572,964 (cost $603,977,832)	$612,795,010
Dividends and interest receivable	8,556,785
Receivable for investments sold	4,182,333
Prepaid assets	5,469
Receivable for capital stock sold	2,643

Total assets	625,542,240

LIABILITIES
Collateral for securities on loan	94,616,694
Payable for investments purchased	64,675,920
Payable to custodian	4,047,770
Payable for capital stock repurchased	293,688
Due to broker—variation margin	159,702
Management fee payable	157,672
Accrued expenses and other liabilities	70,640
Deferred directors’ fees	3,752

Total liabilities	164,025,838

NET ASSETS	$461,516,402

Net assets were comprised of:
Common stock, at $0.01 par value	$387,187
Paid-in capital in excess of par	447,306,546

447,693,733
Undistributed net investment income	1,641,908
Accumulated net realized gain on investments	4,372,134
Net unrealized appreciation on investments	7,808,627

Net assets, December 31, 2003	$461,516,402

Net asset value and redemption price per share, $461,516,402 / 38,718,653 outstanding shares of common stock (authorized 130,000,000 shares)	$11.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest	$19,458,936
Dividends	1,317,718
Income from securities loaned, net	157,928

20,934,582

EXPENSES
Management fee	1,982,987
Custodian’s fees and expenses	152,000
Shareholders’ reports	85,000
Directors’ fees	18,000
Audit fee	15,000
Legal fees and expenses	12,000
Commitment fee on syndicated credit agreement	8,000
Insurance expenses	8,000
Transfer agent’s fees and expenses	1,400
Miscellaneous	3,898

Total expenses	2,286,285
Less: custodian fee credit	(3,264)

Net expenses	2,283,021

NET INVESTMENT INCOME	18,651,561

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	6,510,922
Options written	570,952
Futures	511,374

7,593,248

Net change in unrealized appreciation (depreciation) on:
Investments	(11,197,582)
Futures	(3,000,940)

(14,198,522)

NET LOSS ON INVESTMENTS	(6,605,274)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,046,287

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$18,651,561	$18,620,636
Net realized gain on investments	7,593,248	18,082,591
Net change in unrealized appreciation (depreciation) on investments	(14,198,522)	14,428,294

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	12,046,287	51,131,521

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(18,674,043)	(35,910,173)
Distributions from net realized capital gains	(17,308,742)	(2,221,004)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(35,982,785)	(38,131,177)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [5,718,477 and 26,153,275 shares, respectively]	70,040,168	316,194,256
Capital stock issued in reinvestment of dividends and distributions [2,987,413 and 3,188,329 shares, respectively]	35,982,785	38,131,177
Capital stock repurchased [8,715,550 and 15,983,126 shares, respectively]	(104,847,327)	(194,057,645)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	1,175,626	160,267,788

TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,760,872)	173,268,132
NET ASSETS:
Beginning of year	484,277,274	311,009,142

End of year (a)	$461,516,402	$484,277,274

(a) Includes undistributed net investment income of:	$1,641,908	$529,516

SEE NOTES TO FINANCIAL STATEMENTS.

A6

HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $362,328,575 (cost $1,755,814,271)	$1,817,060,516
Dividends and interest receivable	27,983,103
Receivable for investments sold	3,172,250
Receivable for capital stock sold	315,704
Prepaid expenses	13,946

Total assets	1,848,545,519

LIABILITIES
Collateral for securities on loan	377,052,545
Payable to custodian	3,708,105
Management fee payable	679,009
Payable for investments purchased	81,067
Payable for capital stock repurchased	205,190
Accrued expenses and other liabilities	126,835
Deferred director’s fee payable	5,580

Total liabilities	381,858,331

NET ASSETS	$1,466,687,188

Net assets were comprised of:
Common stock, at $0.01 par value	$2,772,078
Paid-in capital in excess of par	1,697,864,501

1,700,636,579
Distributions in excess of net investment income	(872,898)
Accumulated net realized loss on investments	(294,322,738)
Net unrealized appreciation on investments	61,246,245

Net assets, December 31, 2003	$1,466,687,188

Net asset value and redemption price per share, $1,466,687,188 / 277,207,828 outstanding shares of common stock (authorized 390,000,000 shares)	$5.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest	$107,689,513
Dividends	3,818,102
Income from securities loaned, net	550,221

112,057,836

EXPENSES
Management fee	7,095,408
Custodian’s fees and expenses	293,000
Shareholders’ reports	226,000
Audit fee	39,000
Directors’ fees	29,000
Commitment fee on syndicated credit agreement	21,000
Legal fees and expenses	20,000
Insurance expenses	18,000
Transfer agent’s fees and expenses	2,700
Miscellaneous	7,812

Total expenses	7,751,920
Less: custodian fee credit	(16,435)

Net expenses	7,735,485

NET INVESTMENT INCOME	104,322,351

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	6,321,957
Foreign currency transactions	(1,971)

6,319,986

Net change in unrealized appreciation (depreciation) on investments	179,026,505

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	185,346,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$289,668,842

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$104,322,351	$86,259,823
Net realized gain (loss) on investments and foreign currencies	6,319,986	(88,210,526)
Net change in unrealized appreciation (depreciation) on investments	179,026,505	20,001,592

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	289,668,842	18,050,889

DIVIDENDS:
Dividends from net investment income	(108,990,863)	(158,619,952)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [36,334,558 and 118,545,049 shares, respectively]	183,598,701	585,030,412
Capital stock issued in reinvestment of dividends [21,686,510 and 33,077,604 shares, respectively]	108,990,863	158,619,952
Capital stock repurchased [26,825,205 and 27,038,135 shares, respectively]	(135,167,810)	(130,303,535)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	157,421,754	613,346,829

TOTAL INCREASE IN NET ASSETS	338,099,733	472,777,766
NET ASSETS:
Beginning of year	1,128,587,455	655,809,689

End of year (a)	$1,466,687,188	$1,128,587,455

(a) Includes undistributed net investment income of:	$—	$2,017,478

SEE NOTES TO FINANCIAL STATEMENTS.

A7

JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $478,549,044 (cost $2,102,636,815)	$2,356,640,173
Receivable for investments sold	14,233,472
Dividends and interest receivable	799,660
Receivable for capital stock sold	466,205
Tax reclaim receivable	105,511
Prepaid expenses	17,564

2,372,262,585

LIABILITIES
Collateral for securities on loan	495,524,246
Payable for investments purchased	28,059,432
Management fee payable	916,164
Payable for capital stock repurchased	782,434
Accrued expenses	251,111
Distribution fee payable	15,352
Administration fee payable	9,211

525,557,950

NET ASSETS	$1,846,704,635

Net assets were comprised of:
Common stock, at $0.01 par value	$1,111,667
Paid-in capital in excess of par	2,790,560,999

2,791,672,666
Undistributed net investment income	10,258
Accumulated net realized loss on investments	(1,198,990,021)
Net unrealized appreciation on investments and foreign currencies	254,011,732

Net assets, December 31, 2003	$1,846,704,635

Class I:
Net asset value and redemption price per share, $1,772,423,114 / 106,654,583 outstanding shares of common stock (authorized 240,000,000 shares)	$16.62

Class II:
Net asset value and redemption price per share, $74,281,521 / 4,512,098 outstanding shares of common stock (authorized 20,000,000 shares)	$16.46

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $409,917 foreign withholding tax)	$14,390,039
Income from securities lending, net	269,538

14,659,577

EXPENSES
Management fee	9,507,138
Distribution fee—Class II	148,306
Administration fee—Class II	88,984
Shareholders’ reports	280,000
Custodian’s fees and expenses	250,000
Audit fee	46,000
Directors’ fees	29,000
Insurance expenses	28,000
Legal fees and expenses	25,000
Commitment fee on syndicated credit agreement	22,000
Transfer agent’s fees and expenses	7,000
Miscellaneous	9,516

Total operating expenses	10,440,944
Loan interest expense (Note 8)	425
Less: custodian fee credit	(1,178)

Net expenses	10,440,191

NET INVESTMENT INCOME	4,219,386

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	(65,508,984)
Options written	8,540
Foreign currencies	(148,385)

(65,648,829)

Net change in unrealized appreciation on:
Investments	482,862,560
Foreign currencies	8,374

482,870,934

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	417,222,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$421,441,491

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,219,386	$3,593,063
Net realized loss on investments and foreign currencies	(65,648,829)	(463,325,687)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	482,870,934	(224,401,947)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	421,441,491	(684,134,571)

DIVIDENDS:
Dividends from net investment income
Class I	(4,049,114)	(3,653,967)
Class II	—	—

	(4,049,114)	(3,653,967)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [16,084,536 and 32,932,385 shares, respectively]	232,921,690	527,421,601
Capital stock issued in reinvestment of dividends [248,870 and 275,676 shares, respectively]	4,049,114	3,653,967
Capital stock repurchased [17,502,721 and 41,877,345 shares, respectively]	(244,549,890)	(652,831,245)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(7,579,086)	(121,755,677)

TOTAL INCREASE (DECREASE) IN NET ASSETS	409,813,291	(809,544,215)
NET ASSETS:
Beginning of year	1,436,891,344	2,246,435,559

End of year (a)	$1,846,704,635	$1,436,891,344

(a) Includes undistributed net investment income of:	$10,258	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A8

MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (amortized cost $931,002,383)	$931,002,383
Cash	777
Receivable for capital stock sold	3,364,339
Interest receivable	1,551,718
Prepaid expenses	13,459

Total assets	935,932,676

LIABILITIES
Payable for capital stock repurchased	1,786,534
Management fee payable	320,405
Accrued expenses	174,998

Total liabilities	2,281,937

NET ASSETS	$933,650,739

Net assets were comprised of:
Common stock, at $0.01 par value	$933,651
Paid-in capital in excess of par	932,717,088

Net assets, December 31, 2003	$933,650,739

Net asset value and redemption price per share, $933,650,739 / 93,365,074 outstanding shares of common stock (authorized 340,000,000 shares)	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest	$15,274,776

EXPENSES
Management fee	4,765,229
Shareholders’ reports	225,000
Custodian’s fees and expenses	122,000
Audit fee	36,000
Directors’ fees	24,000
Insurance expenses	21,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses	5,500
Miscellaneous	4,233

Total expenses	5,216,962
Less: custodian fee credit	(522)

Net expenses	5,216,440

NET INVESTMENT INCOME	10,058,336

NET REALIZED GAIN ON INVESTMENTS	5,631

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,063,967

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,058,336	$19,256,001
Net realized gain on investments	5,631	17,151

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,063,967	19,273,152

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(10,058,336)	(19,256,001)
Distributions from net realized capital gains	(5,631)	(17,151)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,063,967)	(19,273,152)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [79,403,786 and 180,832,605 shares, respectively]	794,037,861	1,808,326,045
Capital stock issued in reinvestment of dividends and distributions [1,006,397 and 1,927,315 shares, respectively]	10,063,967	19,273,152
Capital stock repurchased [123,701,580 and 196,288,751 shares, respectively]	(1,237,015,795)	(1,962,887,512)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(432,913,967)	(135,288,315)

TOTAL DECREASE IN NET ASSETS	(432,913,967)	(135,288,315)
NET ASSETS:
Beginning of year	1,366,564,706	1,501,853,021

End of year	$933,650,739	$1,366,564,706

SEE NOTES TO FINANCIAL STATEMENTS.

A9

NATURAL RESOURCES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $125,254,525 (cost $449,090,208)	$630,916,248
Foreign currency, at value (cost $41,206)	41,206
Dividends and interest receivable	657,138
Tax reclaim receivable	47,285
Receivable for capital stock sold	15,345
Prepaid expenses	4,210

Total assets	631,681,432

LIABILITIES
Collateral for securities on loan	132,557,956
Management fee payable	184,844
Payable for capital stock repurchased	118,374
Accrued expenses and other liabilities	94,987

Total liabilities	132,956,161

NET ASSETS	$498,725,271

Net assets were comprised of:
Common stock, at $0.01 par value	$181,444
Paid-in capital in excess of par	297,032,549

297,213,993
Distributions in excess of net investment income	(243,209)
Accumulated net realized gain on investments	19,925,539
Net unrealized appreciation on investments and foreign currencies	181,828,948

Net assets, December 31, 2003	$498,725,271

Net asset value and redemption price per share, $498,725,271 / 18,144,385 outstanding shares of common stock (authorized 60,000,000 shares)	$27.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $355,622 foreign withholding tax)	$4,894,847
Income from securities lending, net	413,708

5,308,555

EXPENSES
Management fee	1,828,730
Custodian’s fees and expenses	187,000
Legal fees and expenses	18,000
Directors’ fees	16,000
Audit fee	8,000
Insurance expenses	7,000
Commitment fee on syndicated credit agreement	2,000
Transfer agent’s fees and expenses	1,400
Miscellaneous	6,609

Total expenses	2,074,739
Less: custodian fee credit	(944)

Net expenses	2,073,795

NET INVESTMENT INCOME	3,234,760

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	34,290,607
Foreign currencies	(61,827)

34,228,780

Net change in unrealized appreciation (depreciation) on:
Investments	104,145,416
Foreign currencies	3,875

104,149,291

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	138,378,071

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$141,612,831

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,234,760	$1,728,527
Net realized gain on investments and foreign currencies	34,228,780	28,523,441
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	104,149,291	31,382,815

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	141,612,831	61,634,783

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(16,566,539)	(2,076,519)
Distributions from net realized capital gains	(25,527,524)	(4,241,217)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(42,094,063)	(6,317,736)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,216,643 and 1,726,025 shares, respectively]	27,391,981	36,803,747
Capital stock issued in reinvestment of dividends and distributions [2,200,422 and 286,649 shares, respectively]	42,094,063	6,317,736
Capital stock repurchased [2,238,450 and 2,638,413 shares, respectively]	(49,471,579)	(55,375,772)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	20,014,465	(12,254,289)

TOTAL INCREASE IN NET ASSETS	119,533,233	43,062,758
NET ASSETS:
Beginning of year	379,192,038	336,129,280

End of year	$498,725,271	$379,192,038

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $119,273,266 (cost $631,208,318)	$744,692,114
Cash	69
Receivable for investments sold	1,482,085
Dividends and interest receivable	325,088
Receivable for capital stock sold	397,046
Prepaid expenses	5,623

Total assets	746,902,025

LIABILITIES
Collateral for securities on loan	125,065,395
Payable for investments purchased	1,522,702
Management fee payable	207,706
Accrued expenses and other liabilities	138,046
Due to broker—variation margin	59,200
Payable for capital stock repurchased	10,233

Total liabilities	127,003,282

NET ASSETS	$619,898,743

Net assets were comprised of:
Common stock, at $0.01 par value	$351,515
Paid-in capital in excess of par	507,296,498

507,648,013
Undistributed net investment income	49,770
Accumulated net realized loss on investments	(1,427,311)
Net unrealized appreciation on investments	113,628,271

Net assets, December 31, 2003	$619,898,743

Net asset value and redemption price per share, $619,898,743 / 35,151,505 outstanding shares of common stock (authorized 140,000,000 shares)	$17.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $2,358 foreign withholding tax)	$4,529,324
Interest	16,696
Income from securities lending, net	279,773

4,825,793

EXPENSES
Management fee	2,038,923
Custodian’s fees and expenses	186,000
Shareholders’ reports	98,000
Audit fee	20,000
Directors’ fees	15,000
Legal fees and expenses	11,000
Insurance expenses	9,000
Commitment fee on syndicated credit agreement	3,000
Transfer agent’s fees and expenses	2,000
Miscellaneous	60,590

Total operating expenses	2,443,513
Loan interest expense (Note 8)	435
Less: custodian fee credit	(415)

Net expenses	2,443,533

NET INVESTMENT INCOME	2,382,260

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	4,093,976
Futures	1,960,522

6,054,498

Net change in unrealized appreciation (depreciation) on:
Investments	160,967,395
Futures	210,900

161,178,295

NET GAIN ON INVESTMENTS	167,232,793

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$169,615,053

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,382,260	$2,197,258
Net realized gain (loss) on investments	6,054,498	(937,359)
Net change in unrealized appreciation (depreciation) on investments	161,178,295	(85,289,453)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	169,615,053	(84,029,554)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(2,476,478)	(5,036,768)
Distributions from net realized capital gains	(3,294,388)	(7,580,347)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,770,866)	(12,617,115)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [3,617,854 and 4,689,935 shares, respectively]	55,220,782	71,063,726
Capital stock issued in reinvestment of dividends and distributions [416,271 and 792,808 shares, respectively]	5,770,866	12,617,115
Capital stock repurchased [5,077,773 and 8,760,368 shares, respectively]	(72,352,327)	(130,711,777)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(11,360,679)	(47,030,936)

TOTAL INCREASE (DECREASE) IN NET ASSETS	152,483,508	(143,677,605)
NET ASSETS:
Beginning of year	467,415,235	611,092,840

End of year (a)	$619,898,743	$467,415,235

(a) Includes undistributed net investment income of:	$49,770	$143,988

SEE NOTES TO FINANCIAL STATEMENTS.

A11

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $52,803,227)	$60,591,982
Receivable for capital stock sold	62,462

Total assets	60,654,444

LIABILITIES
Payable for investments purchased	60,290
Payable for capital stock repurchased	2,165
Management fee payable	3,228

Total liabilities	65,683

NET ASSETS	$60,588,761

Net assets were comprised of:
Common stock, at $0.01 par value	$77,395
Paid-in capital in excess of par	54,731,440

54,808,835
Undistributed net investment income	47,387
Accumulated net realized loss on investments	(2,056,216)
Net unrealized appreciation on investments	7,788,755

Net assets, December 31, 2003	$60,588,761

Net asset value and redemption price per share, $60,588,761 / 7,739,498 outstanding shares of common stock (authorized 80,000,000 shares)	$7.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends	$61,907

EXPENSES
Management fee	14,520

NET INVESTMENT INCOME	47,387

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(794,845)
Net change in unrealized appreciation on investments	10,099,333

NET GAIN ON INVESTMENTS	9,304,488

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,351,875

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$47,387	$7,077
Net realized loss on investments	(794,845)	(849,967)
Net change in unrealized appreciation (depreciation) on investments	10,099,333	(2,092,540)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,351,875	(2,935,430)

DIVIDENDS:
Dividends from net investment income	(7,077)	—

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [6,301,640 and 2,019,417 shares, respectively]	43,779,270	13,422,696
Capital stock issued in reinvestment of dividends [1,239 and 0 shares, respectively]	7,077	—
Capital stock repurchased [1,117,894 and 450,554 shares, respectively]	(7,614,148)	(2,886,647)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	36,172,199	10,536,049

TOTAL INCREASE IN NET ASSETS	45,516,997	7,600,619
NET ASSETS:
Beginning of year	15,071,764	7,471,145

End of year (a)	$60,588,761	$15,071,764

(a) Includes undistributed net investment income of:	$47,387	$7,077

SEE NOTES TO FINANCIAL STATEMENTS.

A12

SP AIM AGGRESSIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $20,384,121)	$23,636,520
Receivable for investments sold	134,262
Receivable for capital stock sold	36,176
Dividends and interest receivable	3,802
Prepaid expenses	151

Total assets	23,810,911

LIABILITIES
Payable for investments purchased	1,350,551
Payable for capital stock repurchased	33,419
Accrued expenses and other liabilities	18,252
Management fee payable	16,778
Deferred directors’ fees	2,324

Total liabilities	1,421,324

NET ASSETS	$22,389,587

Net assets were comprised of:
Common stock, at $0.01 par value	$34,483
Paid-in capital in excess of par	21,850,896

21,885,379
Accumulated net realized loss on investments	(2,748,191)
Net unrealized appreciation on investments	3,252,399

Net assets, December 31, 2003	$22,389,587

Net asset value and redemption price per share, $22,389,587 / 3,448,274 outstanding shares of common stock (authorized 80,000,000 shares)	$6.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT LOSS
Dividends (net of $137 foreign withholding tax)	$37,342
Interest	11,680

49,022

EXPENSES
Management fee	136,030
Custodian’s fees and expenses	96,000
Shareholders’ reports	18,000
Audit fee	11,000
Legal fees and expenses	10,000
Directors’ fees	9,200
Transfer agent’s fees and expenses	3,400
Miscellaneous	5,604

Total expenses	289,234
Less: custodian fee credit	(6)
expense subsidy	(135,997)

Net expenses	153,231

NET INVESTMENT LOSS	(104,209)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	474,950
Net change in unrealized appreciation (depreciation) on investments	3,391,777

NET GAIN ON INVESTMENTS	3,866,727

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,762,518

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(104,209)	$(54,887)
Net realized gain (loss) on investments	474,950	(1,485,165)
Net change in unrealized appreciation (depreciation) on investments	3,391,777	(215,922)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,762,518	(1,755,974)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [2,164,971 and 1,346,971 shares, respectively]	12,388,756	7,723,686
Capital stock repurchased [538,571 and 406,837 shares, respectively]	(3,103,409)	(2,348,828)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	9,285,347	5,374,858

TOTAL INCREASE IN NET ASSETS	13,047,865	3,618,884
NET ASSETS:
Beginning of year	9,341,722	5,722,838

End of year	$22,389,587	$9,341,722

SEE NOTES TO FINANCIAL STATEMENTS.

A13

SP AIM CORE EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, excluding repurchase agreement, at value (cost $18,688,922)	$20,866,264
Repurchase agreements (cost $2,786,836)	2,786,836
Dividends and interest receivable	27,083
Receivable for capital stock sold	12,354
Prepaid expenses	189

Total assets	23,692,726

LIABILITIES
Payable for investments purchased	846,490
Payable for capital stock repurchased	24,745
Management fee payable	15,828
Accrued expenses	2,777
Deferred directors’ fees	2,327

Total liabilities	892,167

NET ASSETS	$22,800,559

Net assets were comprised of:
Common stock, at $0.01 par value	$33,519
Paid-in capital in excess of par	22,880,905

22,914,424
Undistributed net investment income	121,766
Accumulated net realized loss on investments	(2,412,973)
Net unrealized appreciation on investments	2,177,342

Net assets, December 31, 2003	$22,800,559

Net asset value and redemption price per share, $22,800,559 / 3,351,915 outstanding shares of common stock (authorized 80,000,000 shares)	$6.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $1,335 foreign withholding tax)	$274,614
Interest	20,724

295,338

EXPENSES
Management fee	147,520
Custodian’s fees and expenses	96,000
Shareholders’ reports	15,000
Legal fees and expenses	12,000
Audit fee	10,000
Directors’ fees	10,000
Transfer agent’s fees and expenses	3,500
Commitment fee on syndicated credit agreement	300
Miscellaneous	4,583

Total expenses	298,903
Less: custodian fee credit	(2)
expense subsidy	(125,329)

Net expenses	173,572

NET INVESTMENT INCOME	121,766

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	24,833
Net change in unrealized appreciation (depreciation) on investments	3,787,179

NET GAIN ON INVESTMENTS	3,812,012

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,933,778

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$121,766	$56,574
Net realized gain (loss) on investments	24,833	(828,036)
Net change in unrealized appreciation (depreciation) on investments	3,787,179	(1,385,003)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,933,778	(2,156,465)

DIVIDENDS:
Dividends from net investment income	(56,574)	—

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,344,519 and 1,498,694 shares, respectively]	8,030,198	9,036,126
Capital stock issued in reinvestment of dividends [10,654 and 0 shares, respectively]	56,574	—
Capital stock repurchased [522,105 and 544,772 shares, respectively]	(3,078,682)	(3,156,290)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	5,008,090	5,879,836

TOTAL INCREASE IN NET ASSETS	8,885,294	3,723,371
NET ASSETS:
Beginning of year	13,915,265	10,191,894

End of year (a)	$22,800,559	$13,915,265

(a) Includes undistributed net investment income of:	$121,766	$56,574

SEE NOTES TO FINANCIAL STATEMENTS.

A14

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $134,951,761)	$149,348,211
Receivable for investments sold	930,459
Receivable for capital stock sold	342,951
Dividends and interest receivable	93,735
Prepaid expenses	951

Total assets	150,716,307

LIABILITIES
Payable for investments purchased	4,083,052
Management fee payable	105,455
Accrued expenses	29,533
Payable for capital stock repurchased	25,977
Deferred directors’ fees	2,541

Total liabilities	4,246,558

NET ASSETS	$146,469,749

Net assets were comprised of:
Common stock, at $0.01 par value	$235,224
Paid-in capital in excess of par	145,435,598

145,670,822
Accumulated net realized loss on investments	(13,597,523)
Net unrealized appreciation (depreciation) on investments	14,396,450

Net assets, December 31, 2003	$146,469,749

Net asset value and redemption price per share, $146,469,749 / 23,522,421 outstanding shares of common stock (authorized 80,000,000 shares)	$6.23

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $7,571 foreign withholding tax)	$851,041
Interest	17,758

868,799

EXPENSES
Management fee	817,116
Custodian’s fees and expenses	92,000
Shareholders’ reports	16,000
Audit fee	10,000
Directors’ fees	9,500
Legal fees and expenses	7,300
Transfer agent’s fees and expenses	4,000
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	5,311

Total expenses	964,227
Loan interest expense (Note 8)	7

Net expenses	964,234

NET INVESTMENT LOSS	(95,435)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(3,144,957)
Net change in unrealized appreciation (depreciation) on investments	23,187,464

NET GAIN ON INVESTMENTS	20,042,507

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,947,072

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(95,435)	$(127,423)
Net realized loss on investments	(3,144,957)	(7,956,966)
Net change in unrealized appreciation (depreciation) on investments	23,187,464	(9,084,352)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,947,072	(17,168,741)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [14,823,256 and 8,138,934 shares, respectively]	84,014,440	47,764,682
Capital stock repurchased [2,766,899 and 1,586,805 shares, respectively]	(15,141,794)	(8,853,167)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	68,872,646	38,911,515

TOTAL INCREASE IN NET ASSETS	88,819,718	21,742,774
NET ASSETS:
Beginning of year	57,650,031	35,907,257

End of year	$146,469,749	$57,650,031

SEE NOTES TO FINANCIAL STATEMENTS.

A15

SP ALLIANCE TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $17,591,683)	$20,437,780
Foreign currency, at value (cost: $21,128)	21,758
Receivable for capital stock sold	58,712
Due from manager	8,251
Dividends and interest receivable	3,789
Prepaid expenses	114

Total assets	20,530,404

LIABILITIES
Payable for investments purchased	406,753
Payable for capital stock repurchased	61,760
Accrued expenses and other liabilities	44,594
Deferred directors’ fees	2,323

Total liabilities	515,430

NET ASSETS	$20,014,974

Net assets were comprised of:
Common stock, at $0.01 par value	$41,929
Paid-in capital in excess of par	22,528,285

22,570,214
Accumulated net realized loss on investments	(5,401,800)
Net unrealized appreciation on investments and foreign currencies	2,846,560

Net assets, December 31, 2003	$20,014,974

Net asset value and redemption price per share, $20,014,974 / 4,192,925 outstanding shares of common stock (authorized 80,000,000 shares)	$4.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $2,453 foreign withholding tax)	$25,149
Interest	3,571

28,720

EXPENSES
Management fee	133,443
Custodian’s fees and expenses	96,000
Shareholders’ reports	27,000
Legal fees	12,000
Audit fee	11,000
Directors’ fees	11,000
Transfer agent’s fees and expenses	3,500
Commitment fee on syndicated credit agreement	300
Miscellaneous	3,219

Total operating expenses	297,462
Less: custodian fee credit	(29)
expense subsidy	(146,595)

Net expenses	150,838

NET INVESTMENT LOSS	(122,118)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	48,748
Foreign currencies	190

48,938

Net change in unrealized appreciation on:
Investments	3,936,782
Foreign currencies	463

3,937,245

NET GAIN ON INVESTMENTS	3,986,183

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,864,065

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(122,118)	$(76,775)
Net realized gain (loss) on investments and foreign currencies	48,938	(3,617,853)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,937,245	(234,972)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,864,065	(3,929,600)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [3,893,739 and 1,629,439 shares, respectively]	16,576,777	6,907,662
Capital stock repurchased [1,654,394 and 1,020,070 shares, respectively]	(6,966,079)	(4,111,161)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	9,610,698	2,796,501

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,474,763	(1,133,099)
NET ASSETS:
Beginning of year	6,540,211	7,673,310

End of year	$20,014,974	$6,540,211

SEE NOTES TO FINANCIAL STATEMENTS.

A16

SP BALANCED ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $408,622,120)	$449,948,440
Receivable for capital stock sold	537,291
Due from manager	7,473

Total assets	450,493,204

LIABILITIES
Payable for investments purchased	526,512
Payable for capital stock repurchased	10,779

Total liabilities	537,291

NET ASSETS	$449,955,913

Net assets were comprised of:
Common stock, at $0.01 par value	$465,676
Paid-in capital in excess of par	407,809,047

408,274,723
Undistributed net investment income	4,764,898
Accumulated net realized loss on investments	(4,410,028)
Net unrealized appreciation on investments	41,326,320

Net assets, December 31, 2003	$449,955,913

Net asset value and redemption price per share, $449,955,913 / 46,567,565 outstanding shares of common stock (authorized 80,000,000 shares)	$9.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends	$4,895,140

EXPENSES
Management fee	130,242

NET INVESTMENT INCOME	4,764,898

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(825,056)
Net change in unrealized appreciation on investments	53,400,233

NET GAIN ON INVESTMENTS	52,575,177

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,340,075

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,764,898	$2,105,869
Net realized loss on investments	(825,056)	(2,970,224)
Net change in unrealized appreciation (depreciation) on investments	53,400,233	(11,808,821)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,340,075	(12,673,176)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(2,105,869)	—
Distributions from net realized capital gains	—	(83,279)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,105,869)	(83,279)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [30,930,294 and 13,355,238 shares, respectively]	272,487,635	111,712,735
Capital stock issued in reinvestment of dividends and distributions [267,922 and 9,326 shares, respectively]	2,105,869	83,279
Capital stock repurchased [3,147,944 and 2,181,930 shares, respectively]	(27,212,619)	(17,832,174)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	247,380,885	93,963,840

TOTAL INCREASE IN NET ASSETS	302,615,091	81,207,385
NET ASSETS:
Beginning of year	147,340,822	66,133,437

End of year (a)	$449,955,913	$147,340,822

(a) Includes undistributed net investment income of:	$4,764,898	$2,105,869

SEE NOTES TO FINANCIAL STATEMENTS.

A17

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $261,465,311)	$281,222,116
Receivable for capital stock sold	378,495

Total assets	281,600,611

LIABILITIES
Payable for investments purchased	353,721
Payable for capital stock repurchased	24,766
Management fee payable	12,519

Total liabilities	391,006

NET ASSETS	$281,209,605

Net assets were comprised of:
Common stock, at $0.01 par value	$268,227
Paid-in capital in excess of par	258,458,874

258,727,101
Undistributed net investment income	4,871,869
Accumulated net realized loss on investments	(2,146,170)
Net unrealized appreciation on investments	19,756,805

Net assets, December 31, 2003	$281,209,605

Net asset value and redemption price per share, $281,209,605 / 26,822,730 outstanding shares of common stock (authorized 80,000,000 shares)	$10.48

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends	$4,965,562

EXPENSES
Management fee	93,693

NET INVESTMENT INCOME	4,871,869

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	4,191
Net change in unrealized appreciation on investments	24,067,294

NET GAIN ON INVESTMENTS	24,071,485

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,943,354

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,871,869	$2,222,861
Net realized gain (loss) on investments	4,191	(1,747,549)
Net change in unrealized appreciation (depreciation) on investments	24,067,294	(4,357,935)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,943,354	(3,882,623)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(2,222,861)	(217,498)
Distributions from net realized capital gains	(264,006)	(51,167)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,486,867)	(268,665)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [16,487,104 and 9,791,487 shares, respectively]	161,815,520	90,835,888
Capital stock issued in reinvestment of dividends and distributions [272,384 and 27,669 shares, respectively]	2,486,867	268,665
Capital stock repurchased [2,766,434 and 1,893,646 shares, respectively]	(27,085,414)	(17,352,023)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	137,216,973	73,752,530

TOTAL INCREASE IN NET ASSETS	163,673,460	69,601,242
NET ASSETS:
Beginning of year	117,536,145	47,934,903

End of year (a)	$281,209,605	$117,536,145

(a) Includes undistributed net investment income of:	$4,871,869	$2,222,861

SEE NOTES TO FINANCIAL STATEMENTS.

A18

SP DAVIS VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, excluding repurchase agreement, at value (cost $304,346,525)	$356,370,646
Repurchase agreements (cost $35,731,000)	35,731,000
Cash	4,352
Receivable for capital stock sold	764,663
Dividends and interest receivable	617,902
Prepaid expenses	2,563

Total assets	393,491,126

LIABILITIES
Payable for investments purchased	1,983,874
Management fee payable	235,598
Payable for capital stock repurchased	40,959
Accrued expenses	31,271
Deferred directors’ fees	2,954

Total liabilities	2,294,656

NET ASSETS	$391,196,470

Net assets were comprised of:
Common stock, at $0.01 par value	$399,295
Paid-in capital in excess of par	344,010,758

344,410,053
Undistributed net investment income	1,897,640
Accumulated net realized loss on investments	(7,135,344)
Net unrealized appreciation on investments	52,024,121

Net assets, December 31, 2003	$391,196,470

Net asset value and redemption price per share, $391,196,470 / 39,929,450 outstanding shares of common stock (authorized 80,000,000 shares)	$9.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $65,446 foreign withholding tax)	$3,739,111
Interest	230,703

3,969,814

EXPENSES
Management fee	1,838,356
Custodian’s fees and expenses	105,000
Shareholders’ reports	23,000
Directors’ fees	12,300
Audit fee	10,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses	4,400
Commitment fee on syndicated credit agreement	3,000
Miscellaneous	7,067

Total expenses	2,013,123
Less: custodian fee credit	(47)

Net expenses	2,013,076

NET INVESTMENT INCOME	1,956,738

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized loss on:
Investments	(1,231,366)
Foreign currencies transactions	(59,098)

(1,290,464)

Net change in unrealized appreciation on investments	70,408,319

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	69,117,855

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$71,074,593

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,956,738	$1,086,121
Net loss on investments and foreign currencies	(1,290,464)	(5,193,842)
Net change in unrealized appreciation (depreciation) on investments	70,408,319	(17,647,560)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	71,074,593	(21,755,281)

DIVIDENDS:
Dividends from net investment income	(1,086,448)	(13,744)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [22,745,942 and 13,566,789 shares, respectively]	193,625,269	111,060,534
Capital stock issued in reinvestment of dividends [148,219 and 1,536 shares, respectively]	1,086,448	13,744
Capital stock repurchased [4,601,620 and 2,384,516 shares, respectively]	(38,456,775)	(18,798,893)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	156,254,942	92,275,385

TOTAL INCREASE IN NET ASSETS	226,243,087	70,506,360
NET ASSETS:
Beginning of year	164,953,383	94,447,023

End of year (a)	$391,196,470	$164,953,383

(a) Includes undistributed net investment income of:	$1,897,640	$1,086,448

SEE NOTES TO FINANCIAL STATEMENTS.

A19

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $99,418,800)	$118,559,497
Foreign currency, at value (cost $1,017,276)	1,017,662
Receivable for capital stock sold	249,274
Dividends and interest receivable	124,037
Tax reclaim receivable	80,192
Prepaid expenses	747

Total assets	120,031,409

LIABILITIES
Management fee payable	85,563
Accrued expenses and other liabilities	45,411
Payable for capital stock repurchased	42,706

Total liabilities	173,680

NET ASSETS	$119,857,729

Net assets were comprised of:
Common stock, at $0.01 par value	$156,231
Paid-in capital in excess of par	107,185,177

107,341,408
Undistributed net investment income	650,550
Accumulated net realized loss on investments	(7,287,333)
Net unrealized appreciation on investments and foreign currencies	19,153,104

Net assets, December 31, 2003	$119,857,729

Net asset value and redemption price per share, $119,857,729 / 15,623,080 outstanding shares of common stock (authorized 80,000,000 shares)	$7.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $177,299 foreign withholding tax)	$1,420,141
Interest	18,022

1,438,163

EXPENSES
Management fee	650,895
Custodian’s fees and expenses	215,000
Shareholders’ reports	38,000
Audit fee	13,000
Directors’ fees	9,000
Legal fees and expenses	7,000
Transfer agent’s fees and expenses	4,100
Commitment fee on syndicated credit agreement	750
Miscellaneous	4,685

Total expenses	942,430
Less: custodian fee credit	(34)
expense subsidy	(146,891)

Net expenses	795,505

NET INVESTMENT INCOME	642,658

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	(226,321)
Foreign currencies	17,157

(209,164)

Net change in unrealized appreciation (depreciation) on:
Investments	21,606,465
Foreign currencies	(13,488)

21,592,977

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	21,383,813

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,026,471

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$642,658	$205,519
Net realized loss on investments and foreign currencies	(209,164)	(3,342,110)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	21,592,977	(2,808,281)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	22,026,471	(5,944,872)

DIVIDENDS:
Dividends from net investment income	(499,019)	—

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [18,868,658 and 23,506,551 shares, respectively]	119,338,463	151,315,799
Capital stock issued in reinvestment of dividends [87,490 and 0 shares, respectively]	499,019	—
Capital stock repurchased [10,962,639 and 19,232,393 shares, respectively]	(67,886,396)	(123,647,437)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	51,951,086	27,668,362

TOTAL INCREASE IN NET ASSETS	73,478,538	21,723,490
NET ASSETS:
Beginning of year	46,379,191	24,655,701

End of year (a)	$119,857,729	$46,379,191

(a) Includes undistributed net investment income of:	$650,550	$489,754

SEE NOTES TO FINANCIAL STATEMENTS.

A20

SP GROWTH ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $288,586,598)	$326,719,708
Receivable for capital stock sold	1,526,804

Total assets	328,246,512

LIABILITIES
Payable for investments purchased	1,517,974
Management fee payable	12,861
Payable for capital stock repurchased	8,882
Deferred directors’ fees	1,044

Total liabilities	1,540,761

NET ASSETS	$326,705,751

Net assets were comprised of:
Common stock, at $0.01 par value	$375,246
Paid-in capital in excess of par	293,965,174

294,340,420
Undistributed net investment income	1,930,590
Accumulated net realized loss on investments	(7,698,369)
Net unrealized appreciation on investments	38,133,110

Net assets, December 31, 2003	$326,705,751

Net asset value and redemption price per share, $326,705,751 / 37,524,562 outstanding shares of common stock (authorized 80,000,000 shares)	$8.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends	$2,018,604

EXPENSES
Management fee	88,014

NET INVESTMENT INCOME	1,930,590

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(3,529,031)
Net change in unrealized appreciation (depreciation) on investments	49,477,044

NET GAIN ON INVESTMENTS	45,948,013

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,878,603

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,930,590	$797,294
Net realized loss on investments	(3,529,031)	(3,335,015)
Net change in unrealized appreciation (depreciation) on investments	49,477,044	(10,816,731)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,878,603	(13,354,452)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(797,294)	—
Distributions from net realized capital gains	—	(21,973)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(797,294)	(21,973)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [26,204,344 and 10,864,143 shares, respectively]	204,273,702	80,672,788
Capital stock issued in reinvestment of dividends and distributions [118,999 and 2,706 shares, respectively]	797,294	21,973
Capital stock repurchased [2,895,071 and 2,431,952 shares, respectively]	(21,817,431)	(17,783,588)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	183,253,565	62,911,173

TOTAL INCREASE IN NET ASSETS	230,334,874	49,534,748
NET ASSETS:
Beginning of year	96,370,877	46,836,129

End of year (a)	$326,705,751	$96,370,877

(a) Includes undistributed net investment income of:	$1,930,590	$797,294

SEE NOTES TO FINANCIAL STATEMENTS.

A21

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, excluding repurchase agreement, at value (cost $28,116,293)	$32,324,784
Repurchase agreement (cost $5,892,599)	5,892,599
Receivable for investments sold	264,910
Receivable for capital stock sold	16,082
Dividends and interest receivable	2,263
Prepaid expenses	212

Total assets	38,500,850

LIABILITIES
Payable for investments purchased	2,366,740
Payable for capital stock repurchased	1,057,003
Accrued expenses and other liabilities	46,778
Management fee payable	8,888
Deferred directors’ fees	2,325

Total liabilities	3,481,734

NET ASSETS	$35,019,116

Net assets were comprised of:
Common stock, at $0.01 par value	$53,700
Paid-in capital in excess of par	34,051,601

34,105,301
Accumulated net realized loss on investments	(3,294,676)
Net unrealized appreciation on investments	4,208,491

Net assets, December 31, 2003	$35,019,116

Net asset value and redemption price per share, $35,019,116 / 5,369,957 outstanding shares of common stock (authorized 80,000,000 shares)	$6.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT LOSS
Dividends (net of $22 foreign withholding tax)	$73,907
Interest	13,909

87,816

EXPENSES
Management fee	195,610
Custodian’s fees and expenses	101,000
Shareholders’ reports	28,000
Audit fee	10,000
Legal fees and expenses	10,000
Directors’ fees	8,900
Transfer agent’s fees and expenses	3,800
Miscellaneous	9,323

Total operating expenses	366,633
Less: custodian fee credit	(85)
expense subsidy	(129,823)

Net expenses	236,725

NET INVESTMENT LOSS	(148,909)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	1,826,903
Option written	2,927

1,829,830

Net change in unrealized appreciation (depreciation) on investments	4,451,430

NET GAIN ON INVESTMENTS	6,281,260

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,132,351

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(148,909)	$(78,008)
Net realized gain (loss) on investments	1,829,830	(2,895,182)
Net change in unrealized appreciation (depreciation) on investments	4,451,430	(713,148)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,132,351	(3,686,338)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [6,256,852 and 3,910,333 shares, respectively]	37,240,835	20,588,172
Capital stock repurchased [3,473,309 and 2,539,505 shares, respectively]	(20,867,128)	(12,819,425)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	16,373,707	7,768,747

TOTAL INCREASE IN NET ASSETS	22,506,058	4,082,409
NET ASSETS:
Beginning of year	12,513,058	8,430,649

End of year	$35,019,116	$12,513,058

SEE NOTES TO FINANCIAL STATEMENTS.

A22

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $14,109,729 (cost $192,054,825)	$228,107,695
Foreign currency, at value (cost $4,645,700)	4,936,866
Receivable for investments sold	754,442
Receivable for capital stock sold	666,999
Dividends and interest receivable	196,072
Tax reclaim receivable	52,410
Prepaid expenses	1,064

Total assets	234,715,548

LIABILITIES
Collateral for securities on loan	14,887,349
Management fee payable	143,346
Payable for capital stock repurchased	328,641
Accrued expenses and other liabilities	54,171
Distribution fee payable	21,281
Administration fee payable	12,768

Total liabilities	15,447,556

NET ASSETS	$219,267,992

Net assets were comprised of:
Common stock, at $0.01 par value	$374,500
Paid-in capital, in excess of par	192,635,533

193,010,033
Undistributed net investment income	268,170
Accumulated net realized loss on investments	(10,366,577)
Net unrealized appreciation on investments and foreign currencies	36,356,366

Net assets, December 31, 2003	$219,267,992

Class I:
Net asset value and redemption price per share, $105,621,382 / 17,940,209 outstanding shares of common stock (authorized 80,000,000 shares)	$5.89

Class II:
Net asset value and redemption price per share, $113,646,610 / 19,509,795 outstanding shares of common stock (authorized 20,000,000 shares)	$5.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $174,772 foreign withholding tax)	$1,736,690
Interest	76
Income from securities lending, net	55,624

1,792,390

EXPENSES
Management fee	922,491
Distribution fee—Class II	123,872
Administration fee—Class II	74,323
Custodian’s fees and expenses	245,000
Shareholders’ reports	36,000
Audit fee	13,000
Directors’ fees	9,200
Legal fees and expenses	7,500
Transfer agent’s fees and expenses	6,000
Commitment fee on syndicated credit agreement	1,100
Miscellaneous	6,315

Total operating expenses	1,444,801
Loan interest expense (Note 8)	104
Less: custodian fee credit	(114)

Net expenses	1,444,791

NET INVESTMENT INCOME	347,599

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	3,714,039
Foreign currencies	(63,601)

3,650,438

Net change in unrealized appreciation on:
Investments	38,866,246
Foreign currencies	289,663

39,155,909

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	42,806,347

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,153,946

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$347,599	$51,374
Net realized gain (loss) on investments and foreign currencies	3,650,438	(8,490,927)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	39,155,909	(1,460,580)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,153,946	(9,900,133)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [67,706,358 and 97,962,690 shares, respectively]	323,300,178	459,630,004
Capital stock repurchased [44,166,056 and 90,447,644 shares, respectively]	(205,761,119)	(425,966,534)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	117,539,059	33,663,470

TOTAL INCREASE IN NET ASSETS	160,693,005	23,763,337
NET ASSETS:
Beginning of year	58,574,987	34,811,650

End of year (a)	$219,267,992	$58,574,987

(a) Includes undistributed net investment income of:	$268,170	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A23

SP LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $64,687,042)	$73,207,212
Receivable for investments sold	226,761
Receivable for capital stock sold	139,479
Dividends and interest receivable	81,900
Prepaid expenses	548
Foreign tax reclaim receivable	20

Total assets	73,655,920

LIABILITIES
Payable for investments purchased	643,142
Accrued expenses and other liabilities	74,611
Management fee payable	36,424
Payable for capital stock repurchased	16,701
Deferred directors’ fees	2,362

Total liabilities	773,240

NET ASSETS	$72,882,680

Net assets were comprised of:
Common stock, at $0.01 par value	$73,637
Paid-in capital in excess of par	66,528,099

66,601,736
Undistributed net investment income	674,049
Accumulated net realized loss on investments	(2,913,275)
Net unrealized appreciation on investments	8,520,170

Net assets, December 31, 2003	$72,882,680

Net asset value and redemption price per share, $72,882,680 / 7,363,662 outstanding shares of common stock (authorized 80,000,000 shares)	$9.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $1,220 foreign withholding tax)	$1,129,365
Interest	4,612

1,133,977

EXPENSES
Management fee	409,060
Custodian’s fees and expenses	102,000
Shareholders’ reports	20,000
Audit fee	10,000
Directors’ fees	9,500
Legal fees and expenses	7,500
Transfer agent’s fees and expenses	3,800
Commitment fee on syndicated credit agreement	800
Miscellaneous	6,129

Total expenses	568,789
Loan interest expense (Note 8)	15
Less: custodian fee credit	(299)
expense subsidy	(108,577)

Net expenses	459,928

NET INVESTMENT INCOME	674,049

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(194,061)
Net change in unrealized appreciation (depreciation) on investments	12,923,618

NET GAIN ON INVESTMENTS	12,729,557

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,403,606

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$674,049	$403,367
Net realized loss on investments	(194,061)	(2,058,199)
Net change in unrealized appreciation (depreciation) on investments	12,923,618	(4,609,724)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,403,606	(6,264,556)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(403,360)
Tax return of capital distributions	—	(6,059)

TOTAL DIVIDENDS AND DISTRIBUTIONS	—	(409,419)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [4,233,763 and 3,406,672 shares, respectively]	36,308,863	29,950,399
Capital stock issued in reinvestment of dividends and distributions [0 and 52,288 shares, respectively]	—	409,419
Capital stock repurchased [1,778,946 and 1,063,583 shares, respectively]	(15,149,223)	(9,099,948)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	21,159,640	21,259,870

TOTAL INCREASE IN NET ASSETS	34,563,246	14,585,895
NET ASSETS:
Beginning of year	38,319,434	23,733,539

End of year(a)	$72,882,680	$38,319,434

(a) Includes undistributed net investment income of:	$674,049	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A24

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $17,968,434)	$20,392,645
Receivable for investments sold	83,813
Receivable for capital stock sold	25,846
Dividends and interest receivable	25,799
Due from manager	13,666
Prepaid expenses	135
Tax reclaim receivable	20

Total assets	20,541,924

LIABILITIES
Payable for investments purchased	171,897
Accrued expenses and other liabilities	48,892
Deferred directors’ fees	2,325
Payable for capital stock repurchased	1,421

Total liabilities	224,535

NET ASSETS	$20,317,389

Net assets were comprised of:
Common stock, at $0.01 par value	$32,120
Paid-in capital in excess of par	21,867,474

21,899,594
Undistributed net investment income	43,844
Accumulated net realized loss on investments	(4,050,260)
Net unrealized appreciation on investments and foreign currencies	2,424,211

Net assets, December 31, 2003	$20,317,389

Net asset value and redemption price per share, $20,317,389 / 3,212,045 outstanding shares of common stock (authorized 80,000,000 shares)	$6.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $308 foreign withholding tax)	$170,530
Interest	3,999

174,529

EXPENSES
Management fee	97,980
Custodian’s fees and expenses	100,000
Shareholders’ reports	26,000
Audit fee	11,000
Legal fees and expenses	10,000
Directors’ fees	9,000
Transfer agent’s fees and expenses	3,400
Commitment fee on syndicated credit agreement	200
Miscellaneous	6,812

Total expenses	264,392
Less: expense subsidy	(133,734)
custodian fee credit	(29)

Net expenses	130,629

NET INVESTMENT INCOME	43,900

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	699,619
Foreign currencies	(56)

699,563

Net change in unrealized appreciation (depreciation) on:
Investments	2,517,316
Foreign currencies	(31)

2,517,285

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	3,216,848

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,260,748

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income	$43,900	$14,846
Net realized gain (loss) on investments and foreign currencies	699,563	(3,082,433)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,517,285	(37,213)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,260,748	(3,104,800)

DIVIDENDS:
Dividends from net investment income	(14,769)	—

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,965,303 and 2,421,976 shares, respectively]	11,160,163	13,214,957
Capital stock issued in reinvestment of dividends [3,026 and 0 shares, respectively]	14,769	—
Capital stock repurchased [625,563 and 1,723,512 shares, respectively]	(3,444,184)	(8,971,624)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	7,730,748	4,243,333

TOTAL INCREASE IN NET ASSETS	10,976,727	1,138,533
NET ASSETS:
Beginning of year	9,340,662	8,202,129

End of year (a)	$20,317,389	$9,340,662

(a) Includes undistributed net investment income of:	$43,844	$14,769

SEE NOTES TO FINANCIAL STATEMENTS.

A25

SP MID-CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $50,378,753)	$60,232,726
Receivable for capital stock sold	139,006
Dividends and interest receivable	6,599
Prepaid expenses	338

Total assets	60,378,669

LIABILITIES
Payable for investments purchased	1,029,693
Payable for capital stock repurchased	375,094
Management fee payable	38,248
Accrued expenses and other liabilities	25,605
Deferred directors’ fees	2,352

Total liabilities	1,470,992

NET ASSETS	$58,907,677

Net assets were comprised of:
Common stock, at $0.01 par value	$102,863
Paid-in capital in excess of par	59,603,618

59,706,481
Accumulated net realized loss on investments and foreign currencies	(10,652,777)
Net unrealized appreciation on investments and foreign currencies	9,853,973

Net assets, December 31, 2003	$58,907,677

Net asset value and redemption price per share, $58,907,677 / 10,286,269 outstanding shares of common stock (authorized 80,000,000 shares)	$5.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends	$80,476
Interest	9,973

90,449

EXPENSES
Management fee	266,823
Custodian’s fees and expenses	93,000
Shareholders’ reports	45,000
Audit fee	12,000
Directors’ fees	11,000
Miscellaneous	7,290
Legal fees and expenses	7,500
Transfer agent’s fees and expenses	4,300

Total expenses	446,913
Less: custodian fee credit	(89)
expense subsidy	(113,366)

Net expenses	333,458

NET INVESTMENT LOSS	(243,009)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	998,871
Foreign currencies	49

998,920

Net change in unrealized appreciation (depreciation) on:
Investments	10,267,536
Foreign currencies	(48)

10,267,488

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	11,266,408

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,023,399

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(243,009)	$(97,107)
Net realized gain (loss) on investments and foreign currencies	998,920	(11,106,894)
Net change in unrealized appreciation on investments and foreign currencies	10,267,488	805,662

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,023,399	(10,398,339)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [8,725,545 and 4,993,128 shares, respectively]	44,431,608	24,806,716
Capital stock repurchased [2,903,968 and 2,612,747 shares, respectively]	(14,817,541)	(12,027,142)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	29,614,067	12,779,574

TOTAL INCREASE IN NET ASSETS	40,637,466	2,381,235
NET ASSETS:
Beginning of year	18,270,211	15,888,976

End of year	$58,907,677	$18,270,211

SEE NOTES TO FINANCIAL STATEMENTS.

A26

SP PIMCO HIGH YIELD PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $234,552,055)	$247,541,900
Cash	70,932
Dividends and interest receivable	4,386,126
Receivable for capital stock sold	850,781
Receivable for investments sold	202,841
Prepaid expenses	1,647

Total assets	253,054,227

LIABILITIES
Payable for investments purchased	4,624,104
Management fee payable	120,089
Accrued expenses and other liabilities	43,062
Payable for capital stock repurchased	14,607
Deferred directors’ fee	2,463

Total liabilities	4,804,325

NET ASSETS	$248,249,902

Net assets were comprised of:
Common stock, at $0.01 par value	$235,785
Paid-in capital in excess of par	232,176,712

232,412,497
Undistributed net investment income	166,131
Accumulated net realized gain on investments	2,681,429
Net unrealized appreciation on investments	12,989,845

Net assets, December 31, 2003	$248,249,902

Net asset value and redemption price per share, $248,249,902 / 23,578,467 outstanding shares of common stock (authorized 80,000,000 shares)	$10.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest	$12,508,522
Dividends	509

12,509,031

EXPENSES
Management fee	975,775
Custodian’s fees and expenses	126,000
Shareholders’ reports	31,000
Audit fee	11,000
Directors’ fees	10,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses	4,100
Commitment fee on syndicated credit agreement	2,700
Miscellaneous	5,531

Total expenses	1,176,106
Less: custodian fee credit	(2,559)

Net expenses	1,173,547

NET INVESTMENT INCOME	11,335,484

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	6,084,437
Options written	14,182
Futures	(141,668)
Foreign currencies	(48,516)

5,908,435

Net change in unrealized appreciation (depreciation) on:
Investments	15,127,554
Options written	42,235
Futures	(21,721)
Foreign currencies	30,914

15,178,982

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	21,087,417

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,422,901

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$11,335,484	$6,174,121
Net realized gain (loss) on investments and foreign currencies	5,908,435	(2,573,896)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	15,178,982	(1,890,790)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	32,422,901	1,709,435

DIVIDENDS:
Dividends from net investment income	(11,263,009)	(6,187,069)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [20,514,138 and 10,330,152 shares, respectively]	207,016,868	95,514,916
Capital stock issued in reinvestment of dividends [1,111,648 and 678,859 shares, respectively]	11,263,009	6,187,069
Capital stock repurchased [10,279,132 and 4,079,206 shares, respectively]	(103,413,348)	(37,004,849)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	114,866,529	64,697,136

TOTAL INCREASE IN NET ASSETS	136,026,421	60,219,502
NET ASSETS:
Beginning of year	112,223,481	52,003,979

End of year (a)	$248,249,902	$112,223,481

(a) Includes undistributed net investment income of:	$166,131	$59,989

SEE NOTES TO FINANCIAL STATEMENTS.

A27

SP PIMCO TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $829,032,368)	$836,158,058
Foreign currency, at value (cost $4,607,988)	4,751,479
Receivable for investments sold	180,021,878
Dividends and interest receivable	4,284,409
Unrealized appreciation on swaps	1,744,784
Premium for swaps purchased	1,495,592
Receivable for capital stock sold	1,031,748
Interest receivable on swap agreement	603,113
Due from broker—variation margin	511,232
Unrealized appreciation on forward foreign currency contracts	124,807
Prepaid expenses	7,235

Total assets	1,030,734,335

LIABILITIES
Investments sold short, at value (proceeds received $162,401,247)	163,708,543
Payable for investments purchased	16,911,383
Outstanding options written (premium received $4,862,208)	3,756,170
Unrealized depreciation on forward foreign currency contracts	2,026,714
Unrealized depreciation on swaps	1,842,229
Premium for written swaps	1,502,925
Interest payable on investments sold short	663,807
Interest payable on swap agreements	523,572
Management fee payable	414,701
Payable for capital stock repurchased	206,851
Accrued expenses	47,381
Deferred directors’ fees	2,828
Payable to custodian	2,659

Total liabilities	191,609,763

NET ASSETS	$839,124,572

Net assets were comprised of:
Common stock, at $0.01 par value	$727,345
Paid-in capital in excess of par	812,529,097

813,256,442
Undistributed net investment income	3,547,759
Accumulated net realized gain on investments	12,648,454
Net unrealized appreciation on investments and foreign currencies	9,671,917

Net assets, December 31, 2003	$839,124,572

Net asset value and redemption price per share, $839,124,572 / 72,734,474 outstanding shares of common stock (authorized 80,000,000 shares)	$11.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest	$19,007,325
Dividends	8,545

19,015,870

EXPENSES
Management fee	4,008,826
Custodian’s fees and expenses	217,000
Shareholders’ reports	46,000
Audit fee	22,000
Directors’ fees	18,000
Commitment fee on syndicated credit agreement	16,000
Legal fees and expenses	13,000
Insurance expenses	7,300
Transfer agent’s fees and expenses	4,800
Miscellaneous	4,209

Total expenses	4,357,135
Less: custodian fee credit	(4,032)

Net expenses	4,353,103

NET INVESTMENT INCOME	14,662,767

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	16,134,272
Options written	642,917
Futures	8,717,500
Foreign currencies	(5,988,412)
Swaps	3,411,986
Short sales	(3,740,573)

19,177,690

Net change in unrealized appreciation (depreciation) on:
Investments	(2,651,610)
Options written	1,369,940
Futures	2,083,851
Foreign currencies	114,724
Swaps	2,129,290
Short sales	(913,582)

2,132,613

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	21,310,303

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,973,070

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$14,662,767	$8,880,764
Net realized gain on investments and foreign currencies	19,177,690	12,280,351
Net change in unrealized appreciation on investments and foreign currencies	2,132,613	7,837,234

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	35,973,070	28,998,349

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(16,698,108)	(8,915,477)
Distributions from net realized capital gains	(12,318,942)	(7,146)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(29,017,050)	(8,922,623)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [40,628,530 and 30,861,573 shares, respectively]	466,437,561	340,380,452
Capital stock issued in reinvestment of dividends and distributions [2,550,340 and 802,991 shares, respectively]	29,017,050	8,922,623
Capital stock repurchased [11,794,598 and 4,044,791 shares, respectively]	(134,952,839)	(44,686,394)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	360,501,772	304,616,681

TOTAL INCREASE IN NET ASSETS	367,457,792	324,692,407
NET ASSETS:
Beginning of year	471,666,780	146,974,373

End of year (a)	$839,124,572	$471,666,780

(a) Includes undistributed net investment income of:	$3,547,759	$1,837,788

SEE NOTES TO FINANCIAL STATEMENTS.

A28

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $154,201,729)	$169,336,869
Receivable for investments sold	3,194,168
Receivable for capital stock sold	472,356
Dividends and interest receivable	44,765
Prepaid expenses	994
Tax Reclaim Receivable	744

Total assets	173,049,896

LIABILITIES
Payable for investments purchased	2,490,080
Payable for capital stock repurchased	85,250
Management fee payable	81,897
Accrued expenses and other liabilities	51,516
Distribution fee payable	72
Administration fee payable	43

Total liabilities	2,708,858

NET ASSETS	$170,341,038

Net assets were comprised of:
Common stock, at $0.01 par value	$256,283
Paid-in capital in excess of par	155,413,306

155,669,589
Accumulated net realized loss on investments	(463,814)
Net unrealized appreciation on investments and foreign currency	15,135,263

Net assets, December 31, 2003	$170,341,038

Class I:
Net asset value and redemption price per share, $169,996,700 / 25,575,928 outstanding shares of common stock (authorized 80,000,000 shares)	$6.65

Class II:
Net asset value and redemption price per share, $344,338 / 52,307 outstanding shares of common stock (authorized 20,000,000 shares)	$6.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT LOSS
Dividends (net of $2,420 foreign withholding tax)	$219,609

EXPENSES
Management fee	575,081
Distribution fee—Class II	732
Administration fee—Class II	439
Custodian’s fees and expenses	100,000
Shareholders’ reports	40,000
Directors’ fees	12,000
Audit fee	11,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses	4,500
Commitment fee on syndicated credit agreement	1,800
Miscellaneous	6,225

Total operating expenses	759,777
Less: custodian fee credit	(117)

Net expenses	759,660

NET INVESTMENT LOSS	(540,051)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	15,684,600
Foreign currencies	474
Options written	(21,230)

15,663,844

Net change in unrealized appreciation (depreciation) on:
Investments	15,314,837
Foreign currencies	123

15,314,960

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	30,978,804

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,438,753

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(540,051)	$(201,427)
Net realized gain (loss) on investments and foreign currencies	15,663,844	(12,814,981)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	15,314,960	(1,640,738)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,438,753	(14,657,146)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [19,310,787 and 8,274,153 shares, respectively]	114,911,354	43,940,152
Capital stock repurchased [4,638,713 and 1,871,780 shares, respectively]	(26,241,240)	(9,411,936)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	88,670,114	34,528,216

TOTAL INCREASE IN NET ASSETS	119,108,867	19,871,070
NET ASSETS:
Beginning of year	51,232,171	31,361,101

End of year	$170,341,038	$51,232,171

SEE NOTES TO FINANCIAL STATEMENTS.

A29

SP SMALL/MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $216,101,802)	$251,967,481
Cash	2,340,668
Receivable for investments sold	828,214
Receivable for capital stock sold	628,522
Dividends and interest receivable	226,409
Prepaid expenses	1,579

Total assets	255,992,873

LIABILITIES
Payable for investments purchased	5,163,495
Management fee payable	180,372
Accrued expenses and other liabilities	52,014
Payable for capital stock repurchased	19,312
Deferred directors’ fees	2,581

Total liabilities	5,417,774

NET ASSETS	$250,575,099

Net assets were comprised of:
Common stock, at $0.01 par value	$194,558
Paid-in capital in excess of par	214,040,695

214,235,253
Undistributed net investment income	553,326
Accumulated net realized loss on investments	(79,159)
Net unrealized appreciation on investments	35,865,679

Net assets, December 31, 2003	$250,575,099

Class I:
Net asset value and redemption price per share, $250,575,099 / 19,455,827 outstanding shares of common stock (authorized 80,000,000 shares)	$12.88

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $4,956 foreign withholding tax)	$2,091,056
Interest	31,058

2,122,114

EXPENSES
Management fee	1,354,612
Custodian’s fees and expenses	117,000
Shareholders’ reports	47,000
Directors’ fees	13,000
Audit fee	12,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses	4,500
Commitment fee on syndicated credit agreement	2,300
Miscellaneous	8,911

Total expenses	1,570,323
Less: custodian fee credit	(1,491)

Net expenses	1,568,832

NET INVESTMENT INCOME	553,282

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	5,661,583
Foreign currencies	44

5,661,627

Net change in unrealized appreciation (depreciation) on investments	43,300,041

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	48,961,668

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,514,950

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$553,282	$534,192
Net realized gain (loss) on investments and foreign currencies	5,661,627	(5,223,511)
Net change in unrealized appreciation (depreciation) on investments	43,300,041	(9,950,567)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	49,514,950	(14,639,886)

DIVIDENDS:
Dividends from net investment income	(37,628)	(463,177)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [12,296,185 and 7,737,279 shares, respectively]	135,021,387	84,398,594
Capital stock issued in reinvestment of dividends [4,099 and 47,701 shares, respectively]	37,628	463,177
Capital stock repurchased [3,095,968 and 1,709,203 shares, respectively]	(33,154,796)	(18,014,772)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	101,904,219	66,846,999

TOTAL INCREASE IN NET ASSETS	151,381,541	51,743,936
NET ASSETS:
Beginning of year	99,193,558	47,449,622

End of year (a)	$250,575,099	$99,193,558

(a) Includes undistributed net investment income of:	$553,326	$37,628

SEE NOTES TO FINANCIAL STATEMENTS.

A30

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $31,632,418)	$36,102,277
Receivable for investments sold	1,342,474
Receivable for capital stock sold	22,355
Dividends and interest receivable	23,168
Prepaid expenses	265

Total assets	37,490,539

LIABILITIES
Payable for investments purchased	1,225,782
Payable for capital stock repurchased	328,485
Management fee payable	26,004
Accrued expenses and other liabilities	25,805
Distribution fee payable	2,842
Deferred directors’ fees	2,353
Administration fee payable	1,705

Total liabilities	1,612,976

NET ASSETS	$35,877,563

Net assets were comprised of:
Common stock, at $0.01 par value	$56,904
Paid-in capital in excess of par	35,970,310

36,027,214
Accumulated net realized loss on investments	(4,619,510)
Net unrealized appreciation on investments	4,469,859

Net assets, December 31, 2003	$35,877,563

Class I:
Net asset value and redemption price per share, $21,638,468 / 3,415,797 outstanding shares of common stock (authorized 80,000,000 shares)	$6.33

Class II:
Net asset value and redemption price per share, $14,239,095 / 2,274,653 outstanding shares of common stock (authorized 20,000,000 shares)	$6.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $2,115 foreign withholding tax)	$178,705
Interest	2,381

181,086

EXPENSES
Management fee	225,063
Custodian’s fees and expenses	110,000
Shareholders’ reports	34,000
Distribution fee—Class II	24,302
Administration fee—Class II	14,581
Audit fee	12,000
Directors’ fees and expenses	11,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses	3,800
Commitment fee on syndicated credit agreement	100
Miscellaneous	4,948

Total expenses	450,794
Less: custodian fee credit	(127)
expense subsidy	(159,298)

Net expenses	291,369

NET INVESTMENT LOSS	(110,283)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	453,290
Net change in unrealized appreciation (depreciation) on investments	5,735,988

NET GAIN ON INVESTMENTS	6,189,278

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,078,995

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(110,283)	$(55,294)
Net realized gain (loss) on investments	453,290	(2,328,260)
Net change in unrealized appreciation (depreciation) on investments	5,735,988	(1,369,727)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,078,995	(3,753,281)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [3,613,901 and 3,165,201 shares, respectively]	20,091,224	17,595,192
Capital stock repurchased [1,382,835 and 1,140,272 shares, respectively]	(7,637,169)	(6,137,311)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	12,454,055	11,457,881

TOTAL INCREASE IN NET ASSETS	18,533,050	7,704,600
NET ASSETS:
Beginning of year	17,344,513	9,639,913

End of year	$35,877,563	$17,344,513

SEE NOTES TO FINANCIAL STATEMENTS.

A31

STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $659,448,903 (cost $2,970,499,659)	$3,621,545,331
Dividends receivable	3,352,657
Receivable for capital stock sold	1,777,242
Due from broker—variation margin	218,225
Prepaid expenses	27,937
Foreign tax reclaim receivable	8,414

Total assets	3,626,929,806

LIABILITIES
Collateral for securities on loan	684,279,573
Management fee payable	848,545
Payable for capital stock repurchased	536,376
Accrued expenses and other liabilities	362,673

Total liabilities	686,027,167

NET ASSETS	$2,940,902,639

Net assets were comprised of:
Common stock, at $0.01 par value	$1,003,962
Paid-in capital in excess of par	2,237,878,167

2,238,882,129
Undistributed net investment income	1,141,978
Accumulated net realized gain on investments	46,880,536
Net unrealized appreciation on investments	653,997,996

Net assets, December 31, 2003	$2,940,902,639

Net asset value and redemption price per share, $2,940,902,639 / 100,396,165 outstanding shares of common stock (authorized 340,000,000 shares)	$29.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends	$45,127,834
Interest	47,749
Income from securities loaned, net	352,351

45,527,934

EXPENSES
Management fee	8,883,674
Custodian’s fees and expenses	293,000
Audit fee	71,500
Shareholders’ reports	57,000
Insurance expenses	45,000
Directors’ fees	40,000
Commitment fee on syndicated credit agreement	36,000
Legal fees and expenses	25,000
Transfer agent’s fees and expenses	5,500
Miscellaneous	4,985

Total expenses	9,461,659
Less: custodian fee credit	(343)

Net expenses	9,461,316

NET INVESTMENT INCOME	36,066,618

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	38,734,772
Futures	13,681,530

52,416,302

Net change in unrealized appreciation (depreciation) on:
Investments	553,521,590
Futures	3,990,274

557,511,864

NET GAIN ON INVESTMENTS	609,928,166

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$645,994,784

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$36,066,618	$35,460,042
Net realized gain on investments	52,416,302	83,880,833
Net change in unrealized appreciation (depreciation) on investments	557,511,864	(852,291,866)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	645,994,784	(732,950,991)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(36,873,448)	(34,435,873)
Distributions from net realized capital gain	(88,278,910)	(23,877,334)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(125,152,358)	(58,313,207)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [11,323,413 and 10,311,525 shares, respectively]	289,984,229	293,101,021
Capital stock issued in reinvestment of dividends and distributions [5,178,990 and 2,190,809 shares, respectively]	125,152,358	58,313,207
Capital stock repurchased [13,763,310 and 22,105,878 shares, respectively]	(347,327,411)	(601,988,288)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	67,809,176	(250,574,060)

TOTAL INCREASE (DECREASE) IN NET ASSETS	588,651,602	(1,041,838,258)
NET ASSETS:
Beginning of year	2,352,251,037	3,394,089,295

End of year (a)	$2,940,902,639	$2,352,251,037

(a) Includes undistributed net investment income of:	$1,141,978	$1,948,808

SEE NOTES TO FINANCIAL STATEMENTS.

A32

VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $264,057,525 (cost $1,560,282,796)	$1,763,787,793
Receivable for investments sold	13,855,596
Dividends and interest receivable	1,757,592
Receivable for capital stock sold	207,433
Tax reclaim receivable	111,454
Prepaid expenses	14,119

Total assets	1,779,733,987

LIABILITIES
Collateral for securities on loan	281,152,744
Payable for investments purchased	38,892,571
Payable for capital stock repurchased	367,191
Accrued expenses and other liabilities	227,799
Management fee payable	69,345
Distribution fee payable	590
Administration fee payable	354

Total liabilities	320,710,594

NET ASSETS	$1,459,023,393

Net assets were comprised of:
Common stock, at $0.01 par value	$840,253
Paid-in capital in excess of par	1,474,754,423

1,475,594,676
Accumulated net realized loss on investments	(220,076,280)
Net unrealized appreciation on investments	203,504,997

Net assets, December 31, 2003	$1,459,023,393

Class I:
Net asset value and redemption price per share $1,456,148,068 / 83,859,774 outstanding shares of common stock (authorized 340,000,000 shares)	$17.36

Class II:
Net asset value and redemption price per share, $2,875,325 / 165,510 outstanding shares of common stock (authorized 10,000,000 shares)	$17.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $88,435 foreign withholding tax)	$24,652,712
Income from securities lending, net	134,130

24,786,842

EXPENSES
Management fee	5,132,821
Distribution fee—Class II	5,746
Administration fee—Class II	3,447
Shareholders’ reports	248,000
Custodian’s fees and expenses	163,000
Audit fee	32,000
Directors’ fees	25,000
Insurance expenses	24,000
Commitment fee on syndicated credit agreement	17,000
Legal fees and expenses	16,000
Transfer agent’s fees and expenses	5,500
Miscellaneous	349

Total expenses	5,672,863
Less: custodian fee credit	(171)

Net expenses	5,672,692

NET INVESTMENT INCOME	19,114,150

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	4,156,849
Net change in unrealized appreciation on investments	302,547,646

NET GAIN ON INVESTMENTS	306,704,495

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$325,818,645

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$19,114,150	$20,934,624
Net realized gain (loss) on investments	4,156,849	(219,804,118)
Net change in unrealized appreciation (depreciation) on investments	302,547,646	(186,200,124)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	325,818,645	(385,069,618)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	(19,922,456)	(20,321,246)
Class II	(26,543)	(19,706)

	(19,948,999)	(20,340,952)

Tax return of capital
Class I	(111,957)	—
Class II	(149)	—

	(112,106)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(20,061,105)	(20,340,952)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [5,751,364 and 11,993,803 shares, respectively]	85,572,556	190,666,422
Capital stock issued in reinvestment of dividends [1,195,581 and 1,472,190 shares, respectively]	20,061,105	20,340,952
Capital stock repurchased [13,737,343 and 23,263,374 shares, respectively]	(200,934,074)	(359,497,771)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(95,300,413)	(148,490,397)

TOTAL INCREASE (DECREASE) IN NET ASSETS	210,457,127	(553,900,967)
NET ASSETS:
Beginning of year	1,248,566,266	1,802,467,233

End of year (a)	$1,459,023,393	$1,248,566,266

(a) Includes undistributed net investment income of:	$—	$834,849

SEE NOTES TO FINANCIAL STATEMENTS.

A33

ZERO COUPON BOND PORTFOLIO 2005

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $60,183,532)	$63,951,794
Receivable for capital stock sold	15,474
Prepaid expenses	732
Interest receivable	33

Total assets	63,968,033

LIABILITIES
Accrued expenses and other liabilities	46,732
Management fee payable	21,773
Payable for capital stock repurchased	1,636
Deferred directors’ fee payable	1,339

Total liabilities	71,480

NET ASSETS	$63,896,553

Net assets were comprised of:
Common stock, at $0.01 par value	$47,738
Paid-in capital in excess of par	58,583,131

58,630,869
Accumulated net realized gain on investments	1,497,422
Net unrealized appreciation on investments	3,768,262

Net assets, December 31, 2003	$63,896,553

Net asset value and redemption price per share, $63,896,553 / 4,773,781 outstanding shares of common stock (authorized 20,000,000 shares)	$13.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest	$3,296,468
Dividends	13,358

3,309,826

EXPENSES
Management fee	265,376
Custodian’s fees and expenses	97,000
Shareholders’ reports	30,000
Audit fee	12,000
Legal fees and expenses	11,000
Directors’ fees	9,000
Commitment fee on syndicated credit agreement	5,000
Insurance expenses	1,000
Transfer agent’s fees and expenses	800
Miscellaneous	3,696

Total expenses	434,872
Less: custodian fee credit	(83)

Net expenses	434,789

NET INVESTMENT INCOME	2,875,037

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,511,352
Net change in unrealized appreciation (depreciation) on investments	(3,113,046)

NET LOSS ON INVESTMENTS	(1,601,694)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,273,343

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,875,037	$2,830,566
Net realized gain on investments	1,511,352	43,507
Net change in unrealized appreciation (depreciation) on investments	(3,113,046)	3,159,236

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,273,343	6,033,309

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(2,875,037)	(5,442,907)
Distributions from net realized capital gains	(57,155)	(544,728)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,932,192)	(5,987,635)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [433,990 and 810,151 shares, respectively]	5,978,323	11,031,768
Capital stock issued in reinvestment of dividends and distributions [216,114 and 451,100 shares, respectively]	2,932,192	5,987,635
Capital stock repurchased [745,055 and 381,890 shares, respectively]	(10,203,192)	(5,170,039)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(1,292,677)	11,849,364

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,951,526)	11,895,038
NET ASSETS:
Beginning of year	66,848,079	54,953,041

End of year	$63,896,553	$66,848,079

SEE NOTES TO FINANCIAL STATEMENTS.

A34

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 91.2%		Value (Note 2)
COMMON STOCKS — 55.1%	Shares
Aerospace — 1.0%
Boeing Co.	131,300	$5,532,982
General Dynamics Corp.	30,900	2,793,051
Honeywell International, Inc.	132,512	4,429,876
Lockheed Martin Corp.(b)	67,200	3,454,080
Northrop Grumman Corp.	27,181	2,598,504
Raytheon Co.	60,300	1,811,412
Rockwell Collins, Inc.	29,100	873,873
United Technologies Corp.(b)	74,500	7,060,365

		28,554,143

Airlines — 0.1%
Delta Airlines, Inc.	20,600	243,286
Southwest Airlines Co.	117,300	1,893,222

		2,136,508

Apparel — 0.2%
Cintas Corp.(b)	24,000	1,203,120
Jones Apparel Group, Inc.	16,000	563,680
Nike, Inc. (Class “B” Stock)(b)	42,200	2,889,012
Reebok International, Ltd.(a)(b)	10,200	401,064

		5,056,876

Autos – Cars & Trucks — 0.5%
Cummins Engine Co., Inc.	7,200	352,368
Dana Corp.	25,000	458,750
Delphi Automotive Systems Corp.	86,252	880,633
Ford Motor Co.(b)	276,695	4,427,120
General Motors Corp.(b)	85,191	4,549,199
Genuine Parts Co.(b)	30,700	1,019,240
Navistar International Corp.(a)(b)	8,800	421,432
PACCAR, Inc.	20,850	1,774,752
Visteon Corp.	24,811	258,283

		14,141,777

Banks and Savings & Loans — 3.7%
AmSouth Bancorporation(b)	58,100	1,423,450
Bank of New York Co., Inc. (The)	115,500	3,825,360
Bank One Corp.	179,872	8,200,365
BankAmerica Corp.(b)	233,461	18,777,268
BB&T Corp.(b)	81,200	3,137,568
Charter One Financial, Inc.	32,487	1,122,426
Comerica, Inc.(b)	26,100	1,463,166
Golden West Financial Corp.	25,400	2,621,026
Huntington Bancshares, Inc.	44,836	1,008,810
JPMorgan Chase & Co.	312,190	11,466,739
KeyCorp Ltd.	68,300	2,002,556
Mellon Financial Corp.	70,800	2,273,388
National City Corp.(b)	92,900	3,153,026
North Fork Bancorporation, Inc.(b)	22,000	890,340
Northern Trust Corp.(b)	32,600	1,513,292
PNC Financial Services Group, Inc. (The)	44,300	2,424,539
Providian Financial Corp.(a)	43,100	501,684
SouthTrust Corp.	56,800	1,859,064
SunTrust Banks, Inc.	46,300	3,310,450
U.S. Bancorp	294,985	8,784,653
Union Planters Corp.(b)	35,700	1,124,193
Wachovia Corp.	211,800	9,867,762

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Banks and Savings & Loans (cont’d.)
Wells Fargo & Co.(b)	263,100	$15,493,959
Zions Bancorporation	12,000	735,960

		106,981,044

Business Services — 0.1%
Fiserv, Inc.(a)	27,500	1,086,525
Omnicom Group, Inc.(b)	29,100	2,541,303
Robert-Half International, Inc.(a)(b)	26,600	620,844

		4,248,672

Chemicals — 0.7%
Air Products & Chemicals, Inc.	34,700	1,833,201
Dow Chemical Co.(b)	139,031	5,779,518
Du Pont, E.I. de Nemours & Co.	155,820	7,150,580
Eastman Chemical Co.(b)	11,400	450,642
Engelhard Corp.	18,100	542,095
Great Lakes Chemical Corp.(b)	9,700	263,743
Hercules, Inc.(a)(b)	21,500	262,300
Praxair, Inc.	52,400	2,001,680
Rohm & Haas Co.	33,511	1,431,255
Sigma-Aldrich Corp.(b)	14,900	851,982

		20,566,996

Commercial Services — 0.1%
Concord EFS, Inc.(a)(b)	74,000	1,098,160
Convergys Corp.(a)	22,000	384,120
Deluxe Corp.	10,100	417,433

		1,899,713

Computers — 1.8%
Apple Computer, Inc.(a)	51,600	1,102,692
Dell, Inc.(a)	402,300	13,662,108
Gateway, Inc.(a)	48,800	224,480
Hewlett-Packard Co.	472,248	10,847,537
International Business Machines Corp.	267,400	24,782,632
NCR Corp.(a)(b)	14,700	570,360
Sun Microsystems, Inc.(a)	493,000	2,213,570

		53,403,379

Computer Services — 4.3%
Adobe Systems, Inc.(b)	37,200	1,461,960
Autodesk, Inc.	24,400	599,752
Automatic Data Processing, Inc.	96,800	3,834,248
BMC Software, Inc.(a)	37,900	706,835
Cisco Systems, Inc.(a)	1,083,300	26,313,357
Citrix Systems, Inc.(a)	31,800	674,478
Computer Associates International, Inc.(b)	87,900	2,403,186
Computer Sciences Corp.(a)(b)	28,800	1,273,824
Compuware Corp.(a)	59,000	356,360
Comverse Technology, Inc.(a)(b)	23,500	413,365
Electronic Arts, Inc.(a)(b)	42,200	2,016,316
Electronic Data Systems Corp.(b)	71,600	1,757,064
EMC Corp.(a)(b)	363,350	4,694,482
First Data Corp.(b)	119,800	4,922,582
Intuit, Inc.(a)(b)	30,000	1,587,300
Mercury Interactive Corp.(a)(b)	13,000	632,320

SEE NOTES TO FINANCIAL STATEMENTS.

B1

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Computer Services (cont’d.)
Microsoft Corp.	1,676,000	$46,157,040
Network Appliance, Inc.(a)(b)	51,700	1,061,401
Novell, Inc.(a)(b)	55,200	580,704
Oracle Corp.(a)	829,800	10,953,360
Parametric Technology Corp.(a)	49,200	193,848
Peoplesoft, Inc.(a)	52,200	1,190,160
Siebel Systems, Inc.(a)	66,800	926,516
SunGuard Data Systems, Inc.(a)	40,000	1,108,400
Symantec Corp.(a)(b)	44,000	1,524,600
Symbol Technologies, Inc.	31,000	523,590
Unisys Corp.(a)	49,200	730,620
VERITAS Software Corp.(a)(b)	63,048	2,342,864
Yahoo!, Inc.(a)(b)	99,200	4,480,864

		125,421,396

Construction — 0.1%
Centex Corp.(b)	9,200	990,380
Fluor Corp.(b)	11,300	447,932
KB Home(b)	7,200	522,144
Pulte Homes, Inc.	8,600	805,132
Vulcan Materials Co.(b)	16,400	780,148

		3,545,736

Containers — 0.1%
Ball Corp.	8,800	524,216
Bemis Co., Inc.	10,300	515,000
Pactiv Corp.(a)	26,200	626,180
Sealed Air Corp.(a)	12,500	676,750

		2,342,146

Cosmetics & Soaps — 1.2%
Alberto-Culver Co. (Class “B” Stock)	9,100	574,028
Avon Products, Inc.	37,900	2,557,871
Colgate-Palmolive Co.	86,400	4,324,320
Gillette Co.	163,600	6,009,028
International Flavors & Fragrances, Inc.	17,100	597,132
Procter & Gamble Co. (The)	200,000	19,976,000

		34,038,379

Diversified Consumer Products — 0.7%
Altria Group, Inc.	318,700	17,343,654
Eastman Kodak Co.(b)	47,800	1,227,026
Fortune Brands, Inc.	24,900	1,780,101

		20,350,781

Diversified Office Equipment — 0.2%
Avery Dennison Corp.	18,100	1,013,962
Lexmark International, Inc.(a)	19,433	1,528,211
Pitney Bowes, Inc.	37,300	1,515,126
Xerox Corp.(a)(b)	121,100	1,671,180

		5,728,479

Diversified Operations — 1.8%
Cendant Corp.(a)(b)	158,200	3,523,114
General Electric Co.	1,558,000	48,266,840

		51,789,954

Drugs & Medical Supplies — 6.6%
Abbott Laboratories	242,200	11,286,520
Allergan, Inc.	21,500	1,651,415

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Drugs & Medical Supplies (cont’d.)
AmerisourceBergen Corp.(b)	15,700	$881,555
Amgen, Inc.(a)	198,260	12,252,468
Bard (C.R.), Inc.(b)	9,400	763,750
Bausch & Lomb, Inc.(b)	8,900	461,910
Baxter International, Inc.(b)	92,800	2,832,256
Becton Dickinson & Co.	40,900	1,682,626
Biogen Idec, Inc.(a)	49,990	1,838,632
Biomet, Inc.	44,100	1,605,681
Boston Scientific Corp.(a)	128,400	4,719,984
Bristol-Myers Squibb Co.	297,300	8,502,780
Cardinal Health, Inc.(b)	69,550	4,253,678
Chiron Corp.(a)(b)	28,500	1,624,215
Express Scripts, Inc.(a)	10,000	664,300
Forest Laboratories, Inc.(a)	56,200	3,473,160
Genzyme Corp.(a)(b)	34,200	1,687,428
Guidant Corp.	46,200	2,781,240
Johnson & Johnson	460,448	23,786,744
King Pharmaceuticals, Inc.(a)(b)	33,666	513,743
Lilly (Eli) & Co.	173,100	12,174,123
Medco Health Solutions, Inc.(a)	42,149	1,432,644
MedImmune, Inc.(a)	37,700	957,580
Medtronic, Inc.	187,400	9,109,514
Merck & Co., Inc.	349,500	16,146,900
Pfizer, Inc.	1,193,945	42,182,077
Quest Diagnostics, Inc.(b)	15,000	1,096,650
Schering-Plough Corp.	226,500	3,938,835
St. Jude Medical, Inc.(a)(b)	28,200	1,730,070
Stryker Corp.	30,700	2,609,807
Watson Pharmaceuticals, Inc.(a)	15,900	731,400
Wyeth	204,900	8,698,005
Zimmer Holdings, Inc.(a)	35,400	2,492,160

		190,563,850

Education — 0.1%
Apollo Group, Inc. (Class “A” Stock)(a)(b)	26,900	1,829,200

Electronics — 2.7%
Advanced Micro Devices, Inc.(a)(b)	51,400	765,860
Altera Corp.(a)	58,000	1,316,600
Analog Devices, Inc.	56,700	2,588,355
Applied Materials, Inc.(a)(b)	257,300	5,776,385
Applied Micro Circuits Corp.(a)	40,000	239,200
Broadcom Corp. (Class “A” Stock)(a)(b)	46,000	1,568,140
Emerson Electric Co.	63,800	4,131,050
Intel Corp.	1,016,200	32,721,640
Jabil Circuit, Inc.(a)(b)	29,000	820,700
KLA-Tencor Corp.(a)	29,300	1,719,031
Linear Technology Corp.(b)	47,100	1,981,497
LSI Logic Corp.(a)	57,200	507,364
Maxim Integrated Products, Inc.	50,000	2,490,000
Micron Technology, Inc.(a)	89,800	1,209,606
Molex, Inc.(b)	30,800	1,074,612
National Semiconductor Corp.(a)	27,000	1,064,070
Novellus Systems, Inc.(a)(b)	22,000	925,100
NVIDIA Corp.(a)(b)	24,000	558,000
PMC-Sierra, Inc.(a)(b)	23,000	463,450

SEE NOTES TO FINANCIAL STATEMENTS.

B2

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronics (cont’d.)
QLogic Corp.(a)(b)	13,800	$712,080
Rockwell Automation, Inc.	29,100	1,035,960
Sanmina-SCI Corp.(a)	73,000	920,530
Solectron Corp.(a)	117,900	696,789
Tektronix, Inc.(a)	19,600	619,360
Teradyne, Inc.(a)(b)	27,300	694,785
Texas Instruments, Inc.	268,700	7,894,406
Thomas & Betts Corp.(b)	12,700	290,703
Xilinx, Inc.(a)(b)	52,300	2,026,102

		76,811,375

Financial Services — 5.2%
Ambac Financial Group, Inc.(b)	15,900	1,103,301
American Express Co.	204,400	9,858,212
Bear Stearns Companies, Inc. (The)(b)	16,016	1,280,479
Capital One Financial, Inc.(b)	33,100	2,028,699
Citigroup, Inc.	802,158	38,936,750
Countrywide Financial Corp.(b)	26,800	2,032,780
Equifax, Inc.(b)	24,500	600,250
Fannie Mae(b)	154,200	11,574,252
Federated Investors, Inc. (Class “B” Stock)	12,000	352,320
Fifth Third Bancorp(b)	90,621	5,355,701
First Tennessee National Corp.	17,000	749,700
FleetBoston Financial Corp.	163,814	7,150,481
Franklin Resources, Inc.(b)	39,900	2,077,194
Freddie Mac	109,000	6,356,880
Goldman Sachs Group, Inc.(b)	73,200	7,227,036
H&R Block, Inc.	30,100	1,666,637
Janus Capital Group, Inc.(b)	38,400	630,144
John Hancock Financial Services, Inc.	42,000	1,575,000
Lehman Brothers Holdings, Inc.(b)	41,300	3,189,186
Marshall & Ilsley Corp.	31,000	1,185,750
MBNA Corp.	193,625	4,811,581
Merrill Lynch & Co., Inc.	147,000	8,621,550
Moody’s Corp.	27,500	1,665,125
Morgan Stanley(b)	169,880	9,830,956
Paychex, Inc.(b)	58,300	2,168,760
Principal Financial Group, Inc.	49,000	1,620,430
Regions Financial Corp.	37,700	1,402,440
Schwab (Charles) Corp.(b)	201,350	2,383,984
SLM Corp.	74,100	2,792,088
State Street Corp.(b)	48,800	2,541,504
Synovus Financial Corp.(b)	48,250	1,395,390
T. Rowe Price Group, Inc.(b)	16,100	763,301
Washington Mutual, Inc.	145,817	5,850,178

		150,778,039

Food & Beverage — 2.3%
Anheuser Busch Cos., Inc.	132,900	7,001,172
Archer Daniels Midland Co.	101,026	1,537,616
Brown-Forman Corp. (Class “B” Stock)	10,500	981,225
Campbell Soup Co.(b)	64,200	1,720,560
Coca-Cola Co.	381,800	19,376,350
Coca-Cola Enterprises, Inc.	72,100	1,576,827
ConAgra Foods, Inc.	79,400	2,095,366
Coors (Adolph) Co. (Class “B” Stock)(b)	6,600	370,260

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Food & Beverage (cont’d.)
General Mills, Inc.	56,900	$2,577,570
Heinz (HJ) & Co.	53,600	1,952,648
Hershey Foods Corp.	22,300	1,716,877
Kellogg Co.(b)	63,200	2,406,656
McCormick & Co., Inc.(b)	18,000	541,800
Pepsi Bottling Group, Inc.	40,000	967,200
PepsiCo, Inc.	269,330	12,556,164
Sara Lee Corp.	124,400	2,700,724
Sysco Corp.(b)	100,800	3,752,784
Wrigley (William) Jr. Co.	36,000	2,023,560

		65,855,359

Forest Products — 0.3%
Boise Cascade Corp.	8,100	266,166
Georgia-Pacific Corp.	37,095	1,137,704
International Paper Co.	72,073	3,107,067
Louisiana-Pacific Corp.(a)	14,500	259,260
MeadWestvaco Corp.	32,814	976,216
Plum Creek Timber Co., Inc.	27,500	837,375
Temple-Inland, Inc.	10,500	658,035
Weyerhaeuser Co.(b)	35,500	2,272,000

		9,513,823

Gas Pipelines — 0.1%
Dynegy, Inc. (Class “A” Stock)(b)	49,000	209,720
Kinder Morgan, Inc.	19,100	1,128,810
People’s Energy Corp.(b)	6,400	269,056
Sempra Energy(b)	34,719	1,043,653
Williams Companies, Inc. (The)(b)	72,700	713,914

		3,365,153

Hospitals/Hospital Management — 0.6%
Anthem, Inc.(a)(b)	21,700	1,627,500
HCA, Inc.(b)	81,100	3,484,056
Health Management Associates, Inc. (Class “A” Stock)(b)	31,000	744,000
Humana, Inc.(a)	30,000	685,500
IMS Health, Inc.	45,200	1,123,672
Manor Care, Inc.(b)	17,000	587,690
McKesson Corp.(b)	44,530	1,432,085
Tenet Healthcare Corp.(a)	76,500	1,227,825
UnitedHealth Group, Inc.(b)	95,800	5,573,644
WellPoint Health Networks, Inc.(a)	21,900	2,124,081

		18,610,053

Household Products & Personal Care — 0.3%
Clorox Co.	36,100	1,753,016
Kimberly-Clark Corp.	81,600	4,821,744
Leggett & Platt, Inc.(b)	30,400	657,552

		7,232,312

Housing Related — 0.4%
Lowe’s Companies, Inc.	120,900	6,696,651
Masco Corp.	75,600	2,072,196
Maytag Corp.	13,600	378,760
Newell Rubbermaid, Inc.(b)	44,614	1,015,861
Stanley Works (The)	13,200	499,884
Tupperware Corp.	7,000	121,380
Whirlpool Corp.(b)	11,400	828,210

		11,612,942

SEE NOTES TO FINANCIAL STATEMENTS.

B3

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Instrument – Controls — 0.2%
Agilent Technologies, Inc.(a)	71,593	$2,093,379
Applera Corp.-Applied Biosystems Group(b)	33,000	683,430
Johnson Controls, Inc.	13,500	1,567,620
PerkinElmer, Inc.	17,200	293,604
Thermo Electron Corp.(a)	33,700	849,240
Waters Corp. (Bermuda)(a)(b)	18,000	596,880

		6,084,153

Insurance — 2.4%
ACE Ltd. (Bermuda)	39,900	1,652,658
Aetna, Inc.(b)	23,100	1,561,098
AFLAC, Inc.	82,200	2,973,996
Allstate Corp.	113,400	4,878,468
American International Group, Inc.	403,788	26,763,069
Aon Corp.(b)	42,600	1,019,844
Chubb Corp.(b)	28,600	1,947,660
CIGNA Corp.	23,000	1,322,500
Cincinnati Financial Corp.	27,000	1,130,760
Hartford Financial Services Group, Inc.	41,800	2,467,454
Jefferson-Pilot Corp.	24,000	1,215,600
Lincoln National Corp.	30,600	1,235,322
Loews Corp.(b)	30,800	1,523,060
Marsh & McLennan Companies, Inc.(b)	83,800	4,013,182
MBIA, Inc.(b)	23,250	1,377,097
MetLife, Inc.	116,700	3,929,289
MGIC Investment Corp.(b)	16,900	962,286
Progressive Corp.	35,100	2,934,009
SAFECO Corp.(b)	23,900	930,427
St. Paul Companies, Inc.(b)	33,200	1,316,380
Torchmark Corp.	20,300	924,462
Travelers Property Casualty Corp. (Class “B” Stock)	149,597	2,538,661
UnumProvident Corp.(b)	39,010	615,188
XL Capital, Ltd. (Class “A” Stock) (Bermuda)	20,500	1,589,775

		70,822,245

Internet Services — 0.2%
eBay, Inc.(a)(b)	99,300	6,413,787
Monster Worldwide, Inc.(a)(b)	13,000	285,480

		6,699,267

Leisure — 0.6%
Brunswick Corp.	16,900	537,927
Carnival Corp.(b)	94,400	3,750,512
Disney (Walt) Co.(b)	317,700	7,411,941
Harrah’s Entertainment, Inc.	20,800	1,035,216
Hilton Hotels Corp.(b)	57,500	984,975
International Game Technology Corp.	50,000	1,785,000
Marriott International, Inc. (Class “A” Stock)	38,300	1,769,460
Starwood Hotels & Resorts Worldwide, Inc.	27,000	971,190

		18,246,221

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Machinery — 0.5%
American Power Conversion Corp.	29,000	$709,050
Caterpillar, Inc.(b)	55,200	4,582,704
Deere & Co.	36,900	2,400,345
Dover Corp.	31,300	1,244,175
Eaton Corp.	11,500	1,241,770
Ingersoll-Rand Co. (Class “A” Stock) (Bermuda)	26,600	1,805,608
Parker Hannifin Corp.(b)	20,010	1,190,595
Snap-On, Inc.	8,900	286,936

		13,461,183

Manufacturing — 0.5%
American Standard Co., Inc.(a)	10,600	1,067,420
Cooper Industries, Ltd. (Class “A” Stock)	15,900	921,087
Illinois Tool Works, Inc.	47,200	3,960,552
Power-One, Inc.(a)	5,000	54,150
Tyco International Ltd. (Bermuda)(b)	309,361	8,198,066

		14,201,275

Media — 1.9%
Clear Channel Communications, Inc.(b)	92,100	4,313,043
ComCast Corp. (Class “A” Stock)(a)	353,260	11,611,656
Donnelley (R.R.) & Sons Co.	18,800	566,820
Dow Jones & Co., Inc.(b)	14,400	717,840
Gannett Co., Inc.	42,500	3,789,300
Interpublic Group of Companies, Inc. (The)(b)	57,200	892,320
Knight-Ridder, Inc.(b)	13,600	1,052,232
McGraw Hill Companies, Inc. (The)	30,900	2,160,528
Meredith Corp.(b)	10,200	497,862
New York Times Co. (The) (Class “A” Stock)	25,500	1,218,645
Time Warner, Inc.(a)(b)	694,600	12,495,854
Tribune Co.	48,150	2,484,540
Univision Communications, Inc.(a)	47,000	1,865,430
Viacom, Inc. (Class “B” Stock)	269,069	11,941,282

		55,607,352

Metals – Ferrous — 0.1%
Allegheny Technologies, Inc.	14,200	187,724
Nucor Corp.	12,700	711,200
United States Steel Corp.(b)	13,200	462,264
Worthington Industries, Inc.(b)	11,400	205,542

		1,566,730

Metals – Non Ferrous — 0.2%
Alcoa, Inc.(b)	131,840	5,009,920

Mineral Resources
Phelps Dodge Corp.(a)	12,893	981,028

Miscellaneous Basic Industry — 0.4%
AES Corp.(a)	96,200	908,128
Crane Co.	10,800	331,992
Danaher Corp.(b)	23,800	2,183,650
Ecolab, Inc.	46,600	1,275,442
Grainger (W.W.), Inc.	15,500	734,545

SEE NOTES TO FINANCIAL STATEMENTS.

B4

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Miscellaneous Basic Industry (cont’d.)
ITT Industries, Inc.	13,500	$1,001,835
Millipore Corp.(a)(b)	8,200	353,010
Monsanto Co.	35,497	1,021,604
Pall Corp.(b)	22,000	590,260
PPG Industries, Inc.	26,100	1,670,922
Textron, Inc.	24,000	1,369,440

		11,440,828

Miscellaneous – Consumer Growth/Staple — 0.4%
3M Co.	121,400	10,322,642
American Greetings Corp. (Class “A” Stock)(a)(b)	9,800	214,326
Black & Decker Corp.	15,500	764,460

		11,301,428

Motorcycles — 0.1%
Harley-Davidson, Inc.(b)	47,300	2,248,169

Oil & Gas — 2.5%
Amerada Hess Corp.	15,100	802,867
Anadarko Petroleum Corp.	38,727	1,975,465
Ashland, Inc.	12,600	555,156
BJ Services Co.(a)	22,800	818,520
ChevronTexaco Corp.	164,836	14,240,182
ConocoPhillips	104,225	6,834,033
EOG Resources, Inc.	17,500	807,975
Exxon Mobil Corp.	1,036,740	42,506,340
Kerr-McGee Corp.	16,525	768,247
KeySpan Corp.	24,700	908,960
Nabors Industries, Ltd.(a)(b)	19,000	788,500
NICOR, Inc.	7,100	241,684
Sunoco, Inc.	15,600	797,940
Unocal Corp.	40,100	1,476,883

		73,522,752

Oil & Gas Exploration & Production — 0.3%
Burlington Resources, Inc.(b)	34,100	1,888,458
Devon Energy Corp.	34,400	1,969,744
Marathon Oil Corp.	48,500	1,604,865
Occidental Petroleum Corp.	56,900	2,403,456
Transocean Sedco Forex, Inc.(a)(b)	45,997	1,104,388

		8,970,911

Oil & Gas Services — 0.4%
Apache Corp.	24,457	1,983,463
Baker Hughes, Inc.	51,950	1,670,712
El Paso Corp.(b)	93,236	763,603
Halliburton Co.	65,500	1,703,000
Noble Corp.(a)(b)	18,500	661,930
Rowan Cos., Inc.(a)(b)	15,400	356,818
Schlumberger, Ltd.	89,000	4,870,080

		12,009,606

Precious Metals — 0.1%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)(b)	26,000	1,095,380
Newmont Mining Corp.	64,700	3,145,067

		4,240,447

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Railroads — 0.3%
Burlington Northern Santa Fe Corp.	63,500	$2,054,225
CSX Corp.	34,800	1,250,712
Norfolk Southern Corp.	64,200	1,518,330
Union Pacific Corp.	37,800	2,626,344

		7,449,611

Real Estate Investment Trust — 0.2%
Apartment Investment & Management Co. (Class “A” Stock)	13,300	458,850
Equity Office Properties Trust	59,000	1,690,350
Equity Residential Properties Trust(b)	41,600	1,227,616
ProLogis	27,600	885,684
Simon Property Group, Inc.(b)	28,900	1,339,226

		5,601,726

Restaurants — 0.3%
Darden Restaurants, Inc.	30,150	634,356
McDonald’s Corp.	203,300	5,047,939
Starbucks Corp.(a)	57,000	1,884,420
Wendy’s International, Inc.	18,400	722,016
Yum! Brands, Inc.(a)	47,800	1,644,320

		9,933,051

Retail — 3.5%
Albertson’s, Inc.(b)	61,766	1,399,000
AutoNation, Inc.(a)(b)	35,000	642,950
AutoZone, Inc.(a)(b)	15,200	1,295,192
Bed Bath & Beyond, Inc.(a)	42,200	1,829,370
Best Buy Co., Inc.	47,750	2,494,460
Big Lots, Inc.(a)	20,100	285,621
Circuit City Stores, Inc.	33,100	335,303
Costco Wholesale Corp.(a)(b)	68,100	2,531,958
CVS Corp.	59,500	2,149,140
Dillard’s, Inc.	17,200	283,112
Dollar General Corp.	56,756	1,191,308
Family Dollar Stores, Inc.	23,000	825,240
Federated Department Stores, Inc.(b)	33,100	1,560,003
Gap, Inc. (The)(b)	133,400	3,096,214
Home Depot, Inc.	359,150	12,746,234
J.C. Penney Corp., Inc.(b)	40,900	1,074,852
Kohl’s Corp.(a)(b)	51,300	2,305,422
Kroger Co.(a)	125,146	2,316,452
Limited Brands, Inc.	74,506	1,343,343
Liz Claiborne, Inc.	16,800	595,728
May Department Stores Co.(b)	48,600	1,412,802
Nordstrom, Inc.(b)	21,800	747,740
Office Depot, Inc.(a)(b)	53,200	888,972
RadioShack Corp.(b)	32,000	981,760
Safeway, Inc.(a)(b)	75,800	1,660,778
Sears, Roebuck & Co.(b)	43,100	1,960,619
Sherwin-Williams Co.	25,400	882,396
Staples, Inc.(a)(b)	74,900	2,044,770
SUPERVALU, Inc.	24,000	686,160
Target Corp.	137,400	5,276,160
Tiffany & Co.	20,000	904,000
TJX Cos., Inc.(b)	88,000	1,940,400
Toys ‘R’ Us, Inc.(a)	38,900	491,696

SEE NOTES TO FINANCIAL STATEMENTS.

B5

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Retail (cont’d.)
Wal-Mart Stores, Inc.	678,900	$36,015,645
Walgreen Co.	157,800	5,740,764
Winn-Dixie Stores, Inc.(b)	25,100	249,745

		102,185,309

Rubber
B.F. Goodrich Co.	16,200	480,978
Cooper Tire & Rubber Co.	11,200	239,456
Goodyear Tire & Rubber Co. (The)(a)	24,500	192,570

		913,004

Telecommunications — 2.6%
ADC Telecommunications, Inc.(a)	103,400	307,098
ALLTEL Corp.	47,400	2,207,892
Andrew Corp.(a)(b)	27,700	318,827
AT&T Corp.(b)	116,204	2,358,941
AT&T Wireless Services, Inc.(a)(b)	419,101	3,348,617
Avaya, Inc.(a)(b)	57,670	746,250
BellSouth Corp.	292,200	8,269,260
CenturyTel, Inc.(b)	22,400	730,688
CIENA Corp.(a)(b)	64,000	424,960
Citizens Communications Co.(a)(b)	36,000	447,120
Corning, Inc.(a)	202,400	2,111,032
JDS Uniphase Corp.(a)(b)	207,000	755,550
Lucent Technologies, Inc.(a)(b)	624,055	1,772,316
Motorola, Inc.(b)	361,225	5,082,436
Nextel Communications, Inc. (Class “A” Stock)(a)	167,400	4,697,244
QUALCOMM, Inc.(b)	122,200	6,590,246
Qwest Communications International, Inc.(a)(b)	248,357	1,072,902
SBC Communications, Inc.(b)	519,108	13,533,146
Scientific-Atlanta, Inc.	24,100	657,930
Sprint Corp.(b)	136,700	2,244,614
Sprint Corp. (PCS Group)(a)(b)	139,200	782,304
Tellabs, Inc.(a)	60,600	510,858
Verizon Communications, Inc.	426,976	14,978,318

		73,948,549

Textiles
VF Corp.	19,100	825,884

Tobacco — 0.1%
R.J. Reynolds Tobacco Holdings, Inc.(b)	11,000	639,650
UST, Inc.(b)	26,100	931,509

		1,571,159

Toys — 0.1%
Hasbro, Inc.(b)	30,700	653,296
Mattel, Inc.	64,951	1,251,606

		1,904,902

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Travel Services
Sabre Holdings Corp.	23,526	$507,926

Trucking/Shipping — 0.6%
FedEx Corp.	44,900	3,030,750
Ryder System, Inc.	11,500	392,725
United Parcel Service, Inc.(b)	174,800	13,031,340

		16,454,815

Utilities – Electric & Gas — 1.3%
Allegheny Energy, Inc.(a)	15,000	191,400
Ameren Corp.(b)	24,000	1,104,000
American Electric Power Co., Inc.	59,160	1,804,972
Calpine Corp.(a)(b)	49,000	235,690
CenterPoint Energy, Inc.(b)	46,200	447,678
Cinergy Corp.	27,300	1,059,513
CMS Energy Corp.(a)	21,000	178,920
Consolidated Edison, Inc.(b)	34,100	1,466,641
Constellation Energy Group	25,900	1,014,244
Dominion Resources, Inc.(b)	49,216	3,141,457
DTE Energy Co.(b)	25,300	996,820
Duke Energy Co.	138,100	2,824,145
Edison International	55,500	1,217,115
Entergy Corp.	35,400	2,022,402
Exelon Corp.	52,687	3,496,309
FirstEnergy Corp.	50,101	1,763,555
FPL Group, Inc.(b)	27,700	1,812,134
NiSource, Inc.(b)	38,200	838,108
PG&E Corp.(a)(b)	61,900	1,718,963
Pinnacle West Capital Corp.	12,800	512,256
PPL Corp.(b)	27,300	1,194,375
Progress Energy, Inc.(a)	37,583	1,701,007
Public Service Enterprise Group, Inc.(b)	34,600	1,515,480
Southern Co.(b)	111,200	3,363,800
TECO Energy, Inc.(b)	23,000	331,430
TXU Corp.	50,000	1,186,000
Xcel Energy, Inc.	61,910	1,051,232

		38,189,646

Waste Management — 0.1%
Allied Waste Industries, Inc.(a)(b)	45,700	634,316
Waste Management, Inc.	99,242	2,937,563

		3,571,879

TOTAL COMMON STOCKS (cost $1,631,789,273)		1,595,849,061

CONTINGENT VALUE OBLIGATION
Utilities – Electric & Gas
Progress Energy, Inc.(f) (cost $6,909)	14,100	0

SEE NOTES TO FINANCIAL STATEMENTS.

B6

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS — 36.1%
Aerospace — 0.4%
Boeing Capital Corp.
6.10%	03/01/11(b)	A3	$1,125	$1,214,236
General Dynamics Corp.
4.50%	08/15/10	A2	2,760	2,820,924
Lockheed Martin Corp.
8.20%	12/01/09	Baa2	1,000	1,214,353
Northrop Grumman Corp.
7.125%	02/15/11(b)	Baa3	3,125	3,614,335
Raytheon Co.
4.50%	11/15/07	Baa3	405	410,630
8.30%	03/01/10	Baa3	1,850	2,219,830
United Technologies Corp.
6.35%	03/01/11	A2	990	1,106,031

				12,600,339

Airlines — 0.1%
Continental Airlines, Inc.,
Series 1998-1, Class A
6.65%	09/15/17	Baa3	850	829,957
Series 2000-1, Class A-1
8.048%	11/01/20	Baa3	207	211,801
Delta Airlines, Inc.,
Series 2001-2, Class A-2
7.111%	09/18/11	Baa2	375	378,140
Delta Airlines, Inc.
7.57%	05/18/12(b)	Baa2	1,095	1,134,358

				2,554,256

Asset Backed Securities — 0.5%
Chase Commercial Mortgage Securities Corp.,
Series 1997-1, Class A2
7.37%	06/19/29	AAA(e)	5,698	6,233,854
MBNA Master Credit Card Trust,
Series 1999-J, Class A
7.00%	02/15/12	Aaa	2,370	2,739,445
Series 2000-E, Class A
7.80%	10/15/12	Aaa	3,810	4,590,978

				13,564,277

Autos – Cars & Trucks — 0.8%
Auburn Hills Trust, Inc.
12.375%	05/01/20	A3	1,110	1,599,306
DaimlerChrysler North America Holding Corp.
6.50%	11/15/13	A3	1,210	1,274,626
Equus Cayman Finance Ltd.
5.50%	09/12/08	Ba1	410	415,701
Ford Motor Co.
7.45%	07/16/31(b)	Baa1	1,975	1,995,779
Ford Motor Credit Co.
7.00%	10/01/13(b)	A3	3,195	3,369,700
7.875%	06/15/10	A3	3,425	3,826,975
General Motors Acceptance Corp.
6.125%	01/22/08	A3	1,500	1,609,858
6.875%	09/15/11(b)	A3	2,365	2,547,405
6.875%	08/28/12(b)	A3	1,290	1,387,816
General Motors Corp.
7.20%	01/15/11(b)	Baa1	800	879,589
8.375%	07/15/33(b)	Baa1	1,430	1,659,962

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Autos – Cars & Trucks (cont’d)
Hyundai Motor Manufacturing LLC
5.30%	12/19/08	Ba1	$650	$651,944
Lear Corp.
8.11%	05/15/09(b)	Ba1	1,035	1,217,419

				22,436,080

Banks and Savings & Loans — 1.0%
Bank One Corp.
7.875%	08/01/10	A1	2,500	3,003,027
Capital One Bank
6.50%	07/30/04	Baa2	410	421,264
6.50%	06/13/13	Baa3	900	943,572
6.875%	02/01/06(b)	Baa2	2,040	2,206,868
Citigroup, Inc.
5.625%	08/27/12(b)	Aa2	2,900	3,061,362
6.00%	10/31/33(b)	Aa2	985	984,899
6.625%	06/15/32(b)	Aa2	1,290	1,397,440
HBOS PLC (United Kingdom)
6.00%	11/01/33(b)	Aa3	1,440	1,431,539
JPMorgan Chase & Co.
4.50%	11/15/10	A1	1,005	1,012,987
5.25%	05/30/07	A1	660	704,498
5.255%	07/12/37	Aaa	2,750	2,834,592
6.50%	01/15/09	A2	1,100	1,221,856
Santander Central Hispano Issuances Ltd. (Luxembourg)
7.625%	09/14/10	A1	1,005	1,191,350
UFJ Finance Aruba AEC (Aruba)
6.75%	07/15/13	Baa1	1,345	1,434,441
Wachovia Corp.
7.55%	08/18/05	Aa3	1,200	1,308,166
7.80%	08/18/10	Aa3	2,400	2,895,530
Wells Fargo Bank
6.45%	02/01/11	Aa1	2,300	2,582,534

				28,635,925

Cable & Pay Television Systems — 0.1%
Cox Communications, Inc.
4.625%	06/01/13	Baa2	840	809,843
7.125%	10/01/12(b)	Baa2	1,325	1,528,272
Tele-Communications, Inc.
9.875%	06/15/22	Baa3	1,440	1,969,317

				4,307,432

Chemicals — 0.1%
Dow Chemical Co.
5.75%	11/15/09	A3	495	529,972
5.97%	01/15/09	A3	430	462,593
6.00%	10/01/12(b)	A3	876	922,108
Eastman Chemical Co.
7.00%	04/15/12	Baa2	575	635,277
ICI Wilmington, Inc.
5.625%	12/01/13	Baa3	935	939,502

				3,489,452

Collateralized Mortgage Obligations — 0.2%
Washington Mutual, Inc.
4.38%	12/25/32	Aaa	2,500	2,508,375
5.51%	04/26/32	Aaa	2,360	2,394,269

				4,902,644

SEE NOTES TO FINANCIAL STATEMENTS.

B7

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Commercial Mortgage Backed Securities — 1.3%
Banc of America Commercial Mortgage, Inc.
4.873%	03/11/41	AAA(e)	$2,400	$2,433,651
Greenwich Capital Commercial Funding Corp.
4.533%	12/05/12	Aaa	5,780	5,801,298
JPMorgan Chase & Co. Commercial Mortgage Finance Corp.
7.371%	08/15/32	Aaa	6,500	7,535,558
Keycorp
7.727%	05/17/32	Aaa	11,180	13,137,995
PNC Mortgage Acceptance Corp.
7.33%	12/10/32	AAA(e)	3,860	4,450,874
UBS Commercial Mortgage Trust
4.83%	11/15/27	Aaa	2,720	2,767,827
Wachovia Bank Commercial Mortgage Trust
4.98%	11/15/34	Aaa	1,700	1,728,354

				37,855,557

Computers — 0.1%
Hewlett-Packard Co.
7.15%	06/15/05	A3	320	344,040
International Business Machines Corp.
5.875%	11/29/32	A1	1,475	1,484,120

				1,828,160

Computer Services — 0.1%
Computer Associates International, Inc.
6.375%	04/15/05	Baa3	760	794,470
Computer Sciences Corp.
6.75%	06/15/06	A2	395	433,177
Electronic Data Systems Corp.
6.00%	08/01/13	Baa3	1,075	1,056,333
6.85%	10/15/04(b)	Baa3	515	532,955

				2,816,935

Containers — 0.1%
Pactiv Corp.
7.95%	12/15/25	Baa2	2,650	3,153,588
Sealed Air Corp.
5.625%	07/15/13	Baa3	460	470,714
6.875%	07/15/33	Baa3	335	354,596
8.75%	07/01/08	Baa3	350	417,019

				4,395,917

Diversified Operations — 0.2%
Alcan, Inc.
5.20%	01/15/14	Baa1	500	505,390
6.125%	12/15/33(b)	Baa1	1,170	1,177,128
Bombardier, Inc. (Canada)
6.75%	05/01/12(b)	Baa3	1,415	1,545,888
Cendant Corp.
6.875%	08/15/06	Baa1	1,715	1,881,599
Honeywell International, Inc.
6.125%	11/01/11	A2	1,420	1,561,443

				6,671,448

Drugs & Medical Supplies — 0.4%
Bristol-Myers Squibb Co.
5.75%	10/01/11	A1	760	821,273

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Drugs & Medical Supplies (cont’d.)
Pharmacia Corp.
6.50%	12/01/18	Aaa	$1,145	$1,330,459
6.60%	12/01/28	Aaa	1,150	1,294,997
6.75%	12/15/27	Aaa	1,235	1,413,819
Schering-Plough Corp.
5.30%	12/01/13(b)	A3	1,770	1,800,884
6.50%	12/01/33	A3	660	686,556
Wyeth
5.50%	02/01/14(b)	Baa1	2,385	2,412,225
6.45%	02/01/24	Baa1	840	860,836

				10,621,049

Financial Services — 0.8%
Capital One Financial, Corp.
6.25%	11/15/13	Baa3	690	707,382
CIT Group, Inc.
5.50%	11/30/07(b)	A2	1,285	1,375,820
Enterprise Rent-A-Car USA Finance Co., M.T.N.
6.95%	03/01/04	Baa1	7,500	7,560,705
Equifax, Inc.
4.95%	11/01/07	Baa1	475	496,810
General Electric Capital Corp., M.T.N.
5.875%	02/15/12	Aaa	510	548,115
6.125%	02/22/11	Aaa	3,865	4,251,948
6.75%	03/15/32	Aaa	2,700	2,989,227
Household Finance Corp.
6.375%	11/27/12	A1	225	246,837
6.75%	05/15/11	A1	570	641,674
7.00%	05/15/12	A1	1,770	2,018,451
Pemex Finance Ltd. (Cayman Islands)
9.14%	08/15/04	Baa1	1,950	1,981,414

				22,818,383

Food & Beverage — 0.8%
Anheuser-Busch Companies, Inc.
6.00%	04/15/11	A1	2,000	2,224,838
Bunge Ltd. Finance Corp.
5.875%	05/15/13	Baa3	1,765	1,786,395
Cadbury Schweppes American Finance, Inc.
3.875%	10/01/08(b)	Baa2	1,050	1,045,232
5.125%	10/01/13	Baa2	1,120	1,112,707
ConAgra Foods, Inc.
7.875%	09/15/10	Baa1	865	1,032,091
General Mills, Inc.
5.125%	02/15/07	Baa2	500	531,129
Kellogg Co.
6.60%	04/01/11	Baa2	2,435	2,728,885
Kraft Foods, Inc.
4.625%	11/01/06(b)	A3	3,405	3,553,213
5.25%	06/01/07(b)	A3	400	425,561
5.625%	11/01/11	A3	3,150	3,318,985
Miller Brewing Co.
5.50%	08/15/13(b)	Baa1	1,010	1,031,859
SABMiller PLC (United Kingdom)
6.625%	08/15/33	Baa1	1,220	1,289,805

SEE NOTES TO FINANCIAL STATEMENTS.

B8

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Food & Beverage (cont’d.)
Tyson Foods, Inc.
6.625%	10/17/05	Baa3	$485	$506,724
7.25%	10/01/06	Baa3	525	575,312
Unilever Capital Corp.
5.90%	11/15/32	A1	1,135	1,137,723

				22,300,459

Forest Products — 0.1%
MeadWestvaco Corp.
2.75%	12/01/05	Baa2	1,310	1,298,928
Weyerhaeuser Co.
5.50%	03/15/05(b)	Baa2	850	884,897
7.375%	03/15/32	Baa2	900	978,572

				3,162,397

Hospitals/Hospital Management — 0.1%
HCA, Inc.
7.875%	02/01/11	Ba1	2,000	2,281,022

Industrial — 0.1%
CRH America, Inc.
5.30%	10/15/13	Baa1	1,280	1,291,516
6.40%	10/15/33	Baa1	640	654,545

				1,946,061

Insurance — 0.1%
Aon Corp.
8.65%	05/15/05	Baa2	965	1,043,373
Axa (France)
8.60%	12/15/30	A3	230	289,913
Commerce Group, Inc.
5.95%	12/09/13	Baa2	435	441,159
MetLife, Inc.
6.125%	12/01/11	A2	435	474,410
RLI Corp.
5.95%	01/15/14	Baa3	520	517,791
Royal & Sun Alliance Insurance Group PLC (United Kingdom)
8.95%	10/15/29(b)	Ba2	330	320,885
UnumProvident Corp.
7.625%	03/01/11	Baa3	250	275,407

				3,362,938

Investment Bankers — 0.4%
Credit Suisse First Boston, Inc.
5.50%	08/15/13(b)	Aa3	2,260	2,328,964
Lehman Brothers Holdings, Inc.
6.625%	01/18/12	A1	1,800	2,031,329
Lehman Brothers, Inc.
6.625%	04/01/04(b)	A1	7,000	7,091,434
Morgan Stanley
3.625%	04/01/08(b)	Aa3	1,390	1,391,964

				12,843,691

Leisure — 0.1%
Carnival Corp.
3.75%	11/15/07(b)	A3	1,860	1,863,324
Carnival PLC (United Kingdom)
7.30%	06/01/07	Baa3	345	383,337

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Leisure (cont’d.)
Harrah’s Operating Co., Inc.
7.125%	06/01/07	Baa3	$365	$406,460
International Game Technology
7.875%	05/15/04(b)	Baa3	500	510,415

				3,163,536

Machinery — 0.2%
Caterpillar, Inc.
7.25%	09/15/09	A2	2,400	2,807,926
John Deere Capital Corp.
7.00%	03/15/12(b)	A3	2,170	2,499,816

				5,307,742

Media — 0.6%
AOL Time Warner, Inc.
7.625%	04/15/31	Baa1	3,300	3,807,434
7.70%	05/01/32	Baa1	200	233,421
Clear Channel Communications, Inc.
4.40%	05/15/11	Baa3	1,200	1,171,709
8.00%	11/01/08	Ba1	745	862,337
ComCast Corp.
5.30%	01/15/14(b)	Baa3	1,100	1,096,347
7.05%	03/15/33(b)	Baa3	805	875,689
Disney (Walt) Co.
5.375%	06/01/07	Baa1	300	320,785
6.75%	03/30/06	Baa1	1,365	1,484,637
Liberty Media Corp.
5.70%	05/15/13(b)	Baa3	1,105	1,117,448
News America Holdings, Inc.
7.625%	11/30/28	Baa3	1,360	1,575,363
8.50%	02/15/05	Baa3	1,800	1,916,082
United News & Media PLC (United Kingdom)
7.25%	07/01/04	Baa2	2,900	2,950,231
Viacom, Inc.
7.875%	07/30/30	A3	1,175	1,461,618

				18,873,101

Municipals — 0.3%
Illinois St. Taxable Pension, G.O.
5.10%	06/01/33	Aa3	8,800	8,049,184

Oil & Gas — 0.3%
BJ Services Co.
7.00%	02/01/06	Baa2	4,000	4,273,820
Parker & Parsley Petroleum Co.
8.875%	04/15/05	Ba1	1,375	1,471,592
Valero Energy Corp.
6.875%	04/15/12	Baa3	1,985	2,196,599

				7,942,011

Oil & Gas Exploration & Production — 1.0%
Anadarko Finance Co.
7.50%	05/01/31	Baa1	285	333,872
Chesapeake Energy Corp.
8.125%	04/01/11	Ba3	30	33,300
Conoco, Inc.
6.95%	04/15/29	A3	755	856,200
ConocoPhillips
8.75%	05/25/10	A3	3,400	4,247,283

SEE NOTES TO FINANCIAL STATEMENTS.

B9

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Oil & Gas Exploration & Production (cont’d.)
Devon Energy Corp.
2.75%	08/01/06	Baa2	$2,810	$2,811,307
Devon Financing Corp.
6.875%	09/30/11(b)	Baa2	260	294,820
Halliburton Co.
2.65%	10/17/05	Baa2	490	495,330
5.50%	10/15/10	Baa2	1,130	1,181,773
7.60%	08/15/96	Baa2	272	293,987
Kerr-McGee Corp.
5.875%	09/15/06	Baa3	1,305	1,400,396
Marathon Oil Corp.
6.125%	03/15/12(b)	Baa1	600	648,868
Occidental Petroleum Corp.
6.75%	01/15/12(b)	Baa1	1,655	1,866,646
7.65%	02/15/06	Baa1	1,615	1,769,735
Ocean Energy, Inc.
7.25%	10/01/11	Baa3	240	276,211
Pemex Project Funding Master Trust,
7.875%	02/01/09	Baa1	2,275	2,568,475
8.50%	02/15/08	Baa1	1,100	1,254,000
Petroleos Mexicanos (Mexico)
9.25%	03/30/18	Baa1	1,120	1,304,800
9.50%	09/15/27(b)	Baa1	3,025	3,599,750
Suncor Energy, Inc. (Canada)
5.95%	12/01/34	A3	580	575,743
Transocean, Inc.
7.50%	04/15/31	Baa2	185	211,857
Woodside Petroleum Ltd. (Australia)
5.00%	11/15/13	Baa1	1,800	1,804,012

				27,828,365

Real Estate Investment Trust — 0.6%
EOP Operating LP
6.50%	06/15/04	Baa1	6,000	6,132,312
6.63%	04/13/05	Baa1	5,000	5,298,635
Simon Debartolo Group, Inc.
6.75%	06/15/05	Baa2	5,000	5,323,120

				16,754,067

Retail — 0.5%
Albertson’s, Inc.
7.50%	02/15/11(b)	Baa2	730	836,839
Kroger Co.
7.25%	06/01/09	Baa3	2,900	3,303,723
May Department Stores Co.
6.90%	01/15/32	Baa1	280	301,567
Safeway, Inc.
2.50%	11/01/05	Baa2	1,800	1,782,569
Saks, Inc.
7.00%	12/01/13	B1	23	23,460
Target Corp.
5.95%	05/15/06	A2	1,200	1,297,103
7.50%	07/15/06	A2	350	392,488
7.50%	08/15/10	A2	855	1,013,887
Toys ‘R’ Us, Inc.
7.375%	10/15/18(b)	Baa3	195	194,863

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Retail (cont’d.)
Wal-Mart Stores, Inc.
6.875%	08/10/09	Aa2	$2,095	$2,413,543
7.55%	02/15/30	Aa2	1,270	1,562,972

				13,123,014

Structured Notes — 0.1%
Dow Jones TRAC-X North America High Yield Ser. 2, T1
7.375%	03/25/09(b)	B3	1,100	1,146,750
Dow Jones TRAC-X North America High Yield Ser. 2, T2
6.05%	03/25/09(b)	Ba3	1,300	1,330,875
Lehman Brothers, Inc.,
TRAINS HY-2003-1(h)
8.48%	05/15/13	B1	990	1,093,504

				3,571,129

Telecommunications — 1.4%
AT&T Corp.
7.25%	11/15/06(g)	Baa2	800	884,669
8.00%	11/15/31	Baa2	880	1,028,335
AT&T Wireless Services, Inc.
7.35%	03/01/06	Baa2	2,245	2,454,970
8.75%	03/01/31	Baa2	705	869,850
British Telecommunications PLC (United Kingdom)
7.00%	05/23/07	Baa1	1,400	1,563,800
8.625%	12/15/30(g)	Baa1	1,440	1,882,950
CenturyTel, Inc.
7.875%	08/15/12	Baa2	1,550	1,835,860
Citizens Communications Co.
8.50%	05/15/06(b)	Baa2	2,325	2,538,577
9.25%	05/15/11	Baa2	505	597,033
Deutsche Telekom International Finance BV (Netherlands)
5.25%	07/22/13(b)	Baa3	2,750	2,778,102
8.75%	06/15/30(g)	Baa3	410	523,746
9.25%	06/01/32(g)	Baa3	100	137,214
INTELSAT Ltd. (Bermuda)
6.50%	11/01/13	Baa3	970	1,012,091
Koninklijke (Royal) KPN NV (Netherlands)
8.00%	10/01/10	Baa1	2,330	2,787,302
Sprint Capital Corp.
6.875%	11/15/28	Baa3	2,950	2,878,704
Telecom de Puerto Rico, Inc.
6.65%	05/15/06	Baa1	4,500	4,877,384
6.80%	05/15/09	Baa1	2,220	2,481,820
Telecom Italia Capital (Luxembourg)
5.25%	11/15/13	Baa2	1,720	1,723,425
Telefonica Europe BV (Netherlands)
7.75%	09/15/10	A3	1,490	1,768,979
Telus Corp. (Canada)
8.00%	06/01/11	Ba1	1,600	1,870,859
Verizon Global Funding Corp.
7.75%	12/01/30(b)	A2	1,650	1,938,272
Verizon, Inc.
4.625%	03/15/13	Aa3	640	616,822

SEE NOTES TO FINANCIAL STATEMENTS.

B10

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d)
Vodafone Group PLC (United Kingdom)
5.00%	12/16/13	A2	$1,165	$1,160,184
7.75%	02/15/10	A2	1,100	1,303,714

				41,514,662

Tobacco — 0.1%
Altria Group, Inc.
5.625%	11/04/08	Baa2	1,910	1,959,353
7.65%	07/01/08	Baa2	825	913,113

				2,872,466

Transportation — 0.2%
Norfolk Southern Corp.
7.80%	05/15/27	Baa1	2,000	2,402,110
Union Pacific Corp.,
6.625%	02/01/08	Baa2	1,755	1,948,110
6.65%	01/15/11	Baa2	700	780,651

				5,130,871

Utilities — 1.0%
Arizona Public Service Co.
7.625%	08/01/05	Baa1	5,000	5,390,775
CenterPoint Energy Houston Electric LLC
5.70%	03/15/13	Baa2	1,070	1,118,151
6.95%	03/15/33	Baa2	800	886,209
CenterPoint Energy Resources Corp.
7.875%	04/01/13	Ba1	735	832,091
Consumers Energy Co.
5.375%	04/15/13	Baa3	435	437,012
Dominion Resources, Inc.
5.125%	12/15/09	Baa1	1,255	1,309,951
Energy East Corp.
6.75%	09/15/33	Baa2	805	844,663
FirstEnergy Corp.
7.375%	11/15/31	Baa2	960	982,058
Florida Power & Light Co.
5.95%	10/01/33	Aa3	790	809,189
Hydro-Quebec (Canada)
8.00%	02/01/13	A1	1,900	2,364,468
Nisource Finance Corp.
7.625%	11/15/05	Baa3	750	819,373
Oncor Electric Delivery Co.
6.375%	01/15/15	Baa1	465	505,516
7.00%	09/01/22	Baa2	700	771,186
7.25%	01/15/33	Baa1	340	386,778
PacifiCorp.
5.45%	09/15/13	A3	385	399,431
Pepco Holdings, Inc.
5.50%	08/15/07	Baa2	735	786,239
Pinnacle Partners
8.83%	08/15/04	Ba2	5,600	5,803,000
PPL Electric Utilities Corp.
6.25%	08/15/09	Baa1	1,900	2,098,377
PSEG Power LLC
6.95%	06/01/12	Baa1	800	902,229
7.75%	04/15/11	Baa1	330	388,418

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Utilities — (cont’d)
Xcel Energy, Inc.
3.40%	07/01/08	Baa3	$785	$766,612
7.00%	12/01/10	Baa3	250	283,488

				28,885,214

Waste Management — 0.1%
Waste Management, Inc.
7.75%	05/15/32	Baa3	2,250	2,651,476

Foreign Government Bonds
Republic of Italy (Italy)
5.375%	06/15/33(b)	AA(e)	1,080	1,040,282
6.00%	02/22/11	AA(e)	430	479,328

				1,519,610

U.S. Government & Agency Obligations — 7.6%
Federal Home Loan Mortgage Corp.,
3.625%	09/15/08		2,585	2,602,105
Federal National Mortgage Association,
3.25%	08/15/08(b)		10,475	10,391,661
5.25%	08/01/12(b)		8,475	8,690,104
6.625%	09/15/09(b)		5,440	6,220,526
7.25%	01/15/10(b)		34,125	40,234,603
United States Treasury Bonds,
5.375%	02/15/31(b)		1,570	1,637,278
6.00%	02/15/26		1,500	1,511,542
8.125%	08/15/19-08/15/21(b)		4,885	6,646,305
9.25%	02/15/16		6,855	9,839,338
United States Treasury Notes,
1.625%	09/30/05(b)		1,160	1,159,546
1.875%	11/30/05-12/31/05(b)		40,505	40,575,800
2.00%	05/15/06(b)		11,750	11,752,291
2.375%	08/15/06(b)		11,275	11,335,784
2.625%	11/15/06(b)		24,565	24,781,860
3.375%	12/15/08(b)		9,000	9,061,173
United States Treasury Strips,
Zero	05/15/18		29,240	13,883,883
Zero	05/15/19(b)		34,515	15,352,583
Zero	02/15/25		1,620	504,513
Zero	05/15/25(b)		1,680	516,024
Zero	05/15/26		14,000	4,051,474

				220,748,393

Mortgage Backed Securities — 14.2%
Federal Home Loan Mortgage Corp.,
4.50%	TBA		10,000	9,996,880
5.50%	TBA		11,000	11,130,625
6.00%	TBA		10,000	10,331,250
6.50%	05/01/14-04/01/15		2,356	2,495,881
7.00%	10/01/32		436	460,935
7.00%	TBA		18,000	19,040,616
Federal National Mortgage Association,
4.50%	TBA		10,500	10,509,849
5.001%	TBA		80,500	80,993,616
5.174%	07/01/33(g)		5,290	5,430,872
5.50%	07/18/12-06/01/23(b)		13,589	13,963,226
5.501%	TBA		75,000	75,995,589
6.00%	05/15/11-04/01/33(b)		28,667	31,086,370
6.001%	TBA		56,500	58,531,747

SEE NOTES TO FINANCIAL STATEMENTS.

B11

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Mortgage Backed Securities (cont’d.)
Federal National Mortgage Association, (cont’d.)
6.50%	07/01/17-11/01/33		$13,694	$14,362,482
6.501%	TBA		13,500	14,115,937
7.00%	08/01/11-06/01/32		3,349	3,562,725
7.001%	TBA		2,500	2,646,875
7.50%	05/01/12-05/01/32		5,338	5,707,264
7.501%	TBA		9,000	9,615,942
Government National Mortgage Association,
5.50%	08/15/33		997	1,014,870
5.501%	TBA		5,000	5,082,810
6.50%	10/15/23-08/15/32		22,071	23,312,583
7.00%	09/15/31		1,001	1,066,875
8.00%	01/15/24-04/15/25		915	1,000,496

				411,456,315

TOTAL LONG-TERM BONDS (cost $1,024,168,547)				1,044,785,578

TOTAL LONG-TERM INVESTMENTS (cost $2,655,964,729)				2,640,634,639

SHORT-TERM INVESTMENTS — 40.4%
Commercial Paper — 5.4%
Hartford Financial Services, Inc.(c)
1.20%	02/06/04	P-1	20,000	19,976,000
1.25%	01/13/04	P-1	9,496	9,492,043
Kraft Foods, Inc. (c)
1.28%	02/11/04	P-1	20,000	19,970,845
Reed Elsevier, Inc.(c)
1.20%	01/30/04	P-1	20,000	19,980,667
1.22%	01/13/04	P-1	15,000	14,993,900
1.22%	02/11/04	P-1	8,420	8,408,301
1.22%	02/17/04	P-1	7,000	6,988,850
Sara Lee Corp.(c)
1.15%	02/09/04	P-1	25,000	24,968,854
1.15%	02/10/04	P-1	10,000	9,987,222
1.15%	02/11/04	P-1	20,000	19,973,806

				154,740,488

U.S. Government & Agency Obligations — 0.6%
United States Treasury Bills(d)(i)
Zero	03/18/04		17,200	17,167,994

	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (Continued)
Mutual Fund — 34.4%
Dryden Core Investment Fund — Taxable Money Market Series (Note 4)(c)	996,038,806	$996,038,806

TOTAL SHORT-TERM INVESTMENTS (cost $1,167,947,288)		1,167,947,288

TOTAL INVESTMENTS — 131.6% (cost $3,823,912,017; Note 6)		3,808,581,927
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(j)		(55,050)
LIABILITIES IN EXCESS OF OTHER ASSETS — (31.6)%		(913,555,369)

TOTAL NET ASSETS — 100%		$2,894,971,508

The following abbreviations are used in portfolio descriptions:

M.T.N.	Medium Term Note
TBA	Securities purchased on a forward commitment basis
LP	Limited Partnership

(a)	Non-Income producing security.
(b)	Portion of securities on loan with an aggregate market value of $582,405,921; cash of $603,409,940 was received with which the portfolio purchased securities.
(c)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.
(d)	Security segregated as collateral for futures contracts.
(e)	Standard & Poor’s rating.
(f)	Indicates a fair valued security.
(g)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.
(h)	A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed. Rate shown reflects the weighted average rate of the underlying securities as of December 31, 2003.
(i)	Rate quoted represents yield-to-maturity as of purchase date.

(j)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
Long Positions:
216	S&P MidCap 400 Index	Mar. 04	$60,147,200	$62,213,400	$2,066,200
312	S&P 500 Index	Mar. 04	82,941,450	86,626,800	3,685,350
121	S&P 500 Index	Mar. 04	32,420,900	33,595,650	1,174,750
215	U.S. Treasury 5 Yr. Notes	Mar. 04	23,977,570	23,999,375	21,805
200	U.S. Treasury 5 Yr. Notes	Mar. 04	22,234,375	22,325,000	90,625

					7,038,730
Short Positions:
462	U.S. Treasury 10 Yr. Notes	Mar. 04	51,534,173	51,866,719	(332,546)
18	U.S. Treasury 2 Yr. Notes	Mar. 04	3,837,608	3,852,844	(15,236)
20	U.S Treasury Bonds	Mar. 04	2,171,691	2,186,250	(14,559)

					(362,341)

					$6,676,389

SEE NOTES TO FINANCIAL STATEMENTS.

B12

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 99.2% LONG-TERM BONDS — 98.6%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Aerospace — 0.3%
Raytheon Co.	Baa3	4.50%	11/15/07	$700	$709,731
Raytheon Co.	Baa3	8.30%	03/01/10	1,900	2,279,825
United Technologies Corp.	A2	7.125%	11/15/10	575	673,305

					3,662,861

Airlines — 0.3%
Continental Airlines, Inc., Series 2000-1, Class A-1	Baa3	8.048%	11/01/20	3,959	4,055,758

Asset Backed Securities — 2.1%
Citibank Credit Card Master Trust, Series 1996-3	Aaa	6.10%	05/15/08	12,500	13,576,781
MBNA Master Credit Card Trust	Aaa	7.00%	02/15/12	14,300	16,529,139

					30,105,920

Automobiles & Trucks — 3.2%
Auburn Hills Trust, Inc.	A3	12.375%	05/01/20	1,605	2,312,510
Daimlerchrysler North America Holding Corp.	A3	6.50%	11/15/13	2,000	2,106,820
Equus Cayman Finance, Ltd., (Cayman Islands)	Ba1	5.50%	09/12/08	830	841,541
Ford Motor Co.(b)	Baa1	7.45%	07/16/31	2,420	2,445,461
Ford Motor Credit Co.	A3	6.875%	02/01/06	555	592,356
Ford Motor Credit Co.	A3	7.00%	10/01/13	5,175	5,457,964
Ford Motor Credit Co.	A3	7.375%	02/01/11	2,995	3,264,370
Ford Motor Credit Co.(b)	A3	7.75%	03/15/05	3,500	3,693,515
Ford Motor Credit Co.	A3	7.875%	06/15/10	600	670,419
General Motors Acceptance Corp.(b)	A3	6.15%	04/05/07	3,710	3,976,226
General Motors Acceptance Corp.(b)	A3	6.875%	08/28/12	5,895	6,341,994
General Motors Corp.(b)	Baa1	8.375%	07/15/33	5,435	6,309,019
Hyundai Motor Manufacturing LLC	Ba1	5.30%	12/19/08	1,820	1,825,443
Lear Corp.	Ba1	7.96%	05/15/05	3,040	3,252,800
Lear Corp.	Ba1	8.11%	05/15/09	1,700	1,999,625

					45,090,063

Banks and Savings & Loans — 3.1%
Bank of America Corp.	Aa2	5.875%	02/15/09	3,150	3,451,442
Cho Hung Bank, (South Korea)(g)	Baa2	11.50%	04/01/10	1,335	1,475,175
Cho Hung Bank, (South Korea)(g)	Baa2	11.875%	04/01/10	1,190	1,320,900
Citigroup, Inc.	Aa2	5.875%	02/22/33	675	663,395
Citigroup, Inc.(b)	Aa2	6.00%	10/31/33	2,000	1,999,794
Citigroup, Inc.(b)	Aa2	6.625%	06/15/32	980	1,061,621
Citigroup, Inc.	Aa2	7.25%	10/01/10	2,000	2,331,116
Hanvit Bank, (South Korea)(g)	Baa3	12.75%	03/01/10	100	111,000
HBOS PLC, (United Kingdom)	Aa3	6.00%	11/01/33	3,300	3,280,609
HSBC Holdings PLC, (United Kingdom)(b)	A1	5.25%	12/12/12	3,100	3,174,583
KBC Bank Funding Trust III(b)(g)	A2	9.86%	11/29/49	5,000	6,337,180
Korea Exchange Bank, (South Korea)(g)	Baa3	13.75%	06/30/10	1,915	2,221,400
PNC Funding Corp.	A3	7.50%	11/01/09	1,090	1,278,296
Santander Central Hispano Issuances, (Cayman Islands)	A1	7.625%	09/14/10	1,200	1,422,508
UFJ Finance Aruba AEC, (Aruba)	Baa1	6.75%	07/15/13	2,565	2,735,570
Washington Mutual, Inc.	A3	7.50%	08/15/06	10,000	11,171,420

					44,036,009

Building & Construction — 0.7%
American Standard, Inc.	Ba2	7.625%	02/15/10	3,800	4,313,000
Cemex SA, (Mexico)	Ba1	9.625%	10/01/09	2,400	2,898,000
D.R. Horton, Inc.	Ba1	6.875%	05/01/13	1,000	1,065,000
KB HOME	Ba1	7.75%	10/15/04	2,260	2,316,500

					10,592,500

Cable & Pay Television Systems — 0.5%
Clear Channel Communications, Inc.	Baa3	4.40%	05/15/11	700	683,497
Comcast Cable Communications, Inc.	Baa3	6.375%	01/30/06	650	699,756
Comcast Corp., Class A	Baa3	7.05%	03/15/33	255	277,392

SEE NOTES TO FINANCIAL STATEMENTS.

B13

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Cable & Pay Television Systems (cont’d.)
Cox Communications, Inc.(b)	Baa2	7.125%	10/01/12	$1,875	$2,162,650
Rogers Cablesystems, Inc., (Canada)	Ba2	10.00%	03/15/05	3,500	3,753,750

					7,577,045

Chemicals — 0.7%
Dow Chemical Co.	A3	5.97%	01/15/09	1,490	1,602,939
Dow Chemical Co.,	A3	5.75%	11/15/09	2,600	2,783,693
Eastman Chemical Co.	Baa2	7.00%	04/15/12	775	856,242
ICI Wilmington, Inc.	Baa3	4.375%	12/01/08	2,040	2,032,332
ICI Wilmington, Inc.	Baa3	5.625%	12/01/13	2,930	2,944,108

					10,219,314

Collateralized Mortgage Obligations — 0.4%
Washington Mutual, Series 2002-AR15, Class A5(g)	Aaa	4.38%	12/25/32	5,400	5,418,089

Commercial Mortgage Backed Securities — 4.3%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T10, Class X2(g)	AAA(e)	1.27%	03/13/40	43,638	2,829,651
Chase Commercial Mortgage Securities Corp., Series 1997-1, Class A2	AAA(e)	7.37%	06/19/29	4,429	4,844,595
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2	Aaa	4.93%	07/10/39	8,500	8,628,757
JP Morgan Chase Commercial Mortgage Securities, Series 2003-CB6, Class A2	Aaa	5.255%	07/12/37	9,700	9,998,378
JP Morgan Chase Commercial Mortgage Securities, Series 2003-ML1A, Class A2	Aaa	4.767%	03/12/39	4,969	4,971,178
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A3	Aaa	4.83%	11/15/27	3,375	3,434,345
Morgan Stanley Dean Witter Capital I, Series 2000-PRIN, Class A3	Aaa	7.36%	02/23/34	2,530	2,881,013
PNC Mortgage Acceptance Corp., Series 1999-CM1, Class A1B	AAA(e)	7.33%	12/10/32	4,800	5,534,766
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A1	Aaa	5.91%	03/12/34	7,143	7,683,478
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4	AAA(e)	4.98%	11/15/34	2,500	2,541,697
Wachovia Bank Commercial Mortgage Trust, Series 2003-C3, Class A2	AAA(e)	4.867%	02/15/35	7,330	7,373,711

					60,721,569

Commercial Services — 0.2%
Certegy, Inc.	Baa2	4.75%	09/15/08	1,900	1,947,852
Equifax, Inc.	Baa1	4.95%	11/01/07	1,340	1,401,527

					3,349,379

Computers — 1.7%
Computer Associates International, Inc.	Baa3	6.375%	04/15/05	2,005	2,095,937
Computer Sciences Corp.	A2	6.75%	06/15/06	495	542,842
Electronic Data Systems Corp.	Baa3	6.00%	08/01/13	7,375	7,246,933
Electronic Data Systems Corp.(b)	Baa3	6.85%	10/15/04	5,735	5,934,945
Hewlett-Packard Co.	A3	7.15%	06/15/05	400	430,050
International Business Machines Corp.(b)	A1	5.875%	11/29/32	3,500	3,521,640
International Business Machines Corp.	A1	8.375%	11/01/19	575	753,504
Jabil Circuit, Inc.	Baa3	5.875%	07/15/10	2,000	2,086,142
Unisys Corp.	Ba1	8.125%	06/01/06	1,650	1,782,000

					24,393,993

Containers & Packaging — 0.8%
Pactiv Corp.	Baa2	7.20%	12/15/05	2,450	2,659,392
Pactiv Corp.	Baa2	7.95%	12/15/25	1,575	1,874,302
Pactiv Corp.	Baa2	8.125%	06/15/17	2,360	2,869,436
Sealed Air Corp.	Baa3	5.625%	07/15/13	1,255	1,284,230
Sealed Air Corp.	Baa3	6.875%	07/15/33	1,910	2,021,726

					10,709,086

Diversified Operations — 0.2%
Bombardier, Inc., (Canada)(b)	Baa3	6.75%	05/01/12	2,900	3,168,250

SEE NOTES TO FINANCIAL STATEMENTS.

B14

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Drugs & Medical Supplies — 1.4%
Bristol-Myers Squibb Co.	A1	5.75%	10/01/11	$1,025	$1,107,637
Pharmacia Corp.	Aaa	6.50%	12/01/18	1,015	1,179,403
Quest Diagnostics, Inc.	Baa3	6.75%	07/12/06	5,775	6,311,151
Schering-Plough Corp.(b)	A3	5.30%	12/01/13	1,500	1,526,173
Schering-Plough Corp.	A3	6.50%	12/01/33	1,850	1,924,437
Wyeth	Baa1	5.50%	02/01/14	5,300	5,360,499
Wyeth(h)	Baa1	6.125%	03/15/04	2,200	2,219,807

					19,629,107

Financial Services — 2.0%
Capital One Bank	Baa2	6.50%	07/30/04	500	513,737
Capital One Bank(b)	Baa2	6.875%	02/01/06	4,250	4,597,641
Capital One Bank	Baa3	6.50%	06/13/13	3,500	3,669,446
Capital One Financial Corp.	Baa3	6.25%	11/15/13	1,550	1,589,046
CIT Group, Inc.(b)	A2	5.50%	11/30/07	235	251,609
General Electric Capital Corp.	Aaa	6.125%	02/22/11	2,900	3,190,336
General Electric Capital Corp.	Aaa	6.75%	03/15/32	5,000	5,535,605
Household Finance Corp.(b)	A1	5.75%	01/30/07	1,000	1,081,103
Household Finance Corp.	A1	6.75%	05/15/11	550	619,159
International Lease Finance Corp.(b)	A1	2.95%	05/23/06	1,940	1,955,349
Midland Funding II, Series B	Ba3	13.25%	07/23/06	4,000	4,680,000

					27,683,031

Food & Beverage — 1.9%
Cadbury Schweppes US Finance(b)	Baa2	3.875%	10/01/08	2,600	2,588,193
ConAgra Foods, Inc.(b)	Baa1	6.00%	09/15/06	1,600	1,729,419
Kellogg Co.	Baa2	6.00%	04/01/06	9,975	10,688,611
Kraft Foods, Inc.	A3	5.25%	06/01/07	650	691,536
Kraft Foods, Inc.	A3	5.625%	11/01/11	2,630	2,771,089
Kraft Foods, Inc.	A3	6.25%	06/01/12	1,425	1,553,052
Miller Brewing Co.	Baa1	5.50%	08/15/13	1,215	1,241,296
SABMiller PLC, (United Kingdom)	Baa1	6.625%	08/15/33	3,500	3,700,260
Tyson Foods, Inc.	Baa3	6.625%	10/17/05	1,025	1,070,912
Tyson Foods, Inc.(b)	Baa3	7.25%	10/01/06	1,250	1,369,791

					27,404,159

Forest Products — 0.2%
International Paper Co.	Baa2	5.50%	01/15/14	2,110	2,117,839
Weyerhaeuser Co.	Baa2	7.375%	03/15/32	1,170	1,272,143

					3,389,982

Gaming — 0.1%
International Game Technology(b)	Baa3	7.875%	05/15/04	1,895	1,934,473

Hospital Management — 1.0%
HCA, Inc.	Ba1	7.125%	06/01/06	10,500	11,376,036
HCA, Inc.	Ba1	7.875%	02/01/11	2,000	2,281,022

					13,657,058

Industrials — 0.5%
Rockwell Automation, Inc.	A3	5.20%	01/15/98	6,500	5,139,745
RPM International, Inc.	Baa3	6.25%	12/15/13	1,690	1,713,591

					6,853,336

Insurance — 0.5%
Aon Corp.	Baa2	7.375%	12/14/12	225	257,269
Commerce Group, Inc.	Baa2	5.95%	12/09/13	720	730,193
Hartford Financial Services Group, Inc.	A3	2.375%	06/01/06	1,400	1,392,989
Odyssey Re Holdings Corp.	BBB-(e)	7.65%	11/01/13	2,820	2,946,150
Royal & Sun Alliance Insurance Group PLC, (United Kingdom)(b)	Ba2	8.95%	10/15/29	535	520,223
UnumProvident Corp.	Baa3	7.625%	03/01/11	665	732,584

					6,579,408

SEE NOTES TO FINANCIAL STATEMENTS.

B15

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Investment Banks — 0.8%
JP Morgan Chase & Co.	A2	6.75%	02/01/11	$1,260	$1,420,765
Lehman Brothers Holdings, Inc.	A1	6.625%	02/05/06	3,685	4,007,043
Morgan Stanley	Aa3	7.75%	06/15/05	5,000	5,427,025

					10,854,833

Leisure — 1.2%
Carnival Corp.	A3	3.75%	11/15/07	3,600	3,606,433
Carnival PLC, (United Kingdom)	Baa3	7.30%	06/01/07	825	916,675
Harrahs Operating Co., Inc.(b)	Ba1	7.875%	12/15/05	5,375	5,845,312
MGM Mirage, Inc.	Ba1	6.00%	10/01/09	3,900	4,007,250
Park Place Entertainment Corp.	Ba2	7.875%	12/15/05	2,450	2,624,563

					17,000,233

Machinery — 1.2%
Ingersoll-Rand Co., (Bermuda)	BBB+(e)	5.80%	06/01/04	10,225	10,406,933
John Deere Capital Corp.	A3	7.00%	03/15/12	6,275	7,228,731

					17,635,664

Media — 3.8%
British Sky Broadcasting Group PLC, (United Kingdom)(b)	Baa3	7.30%	10/15/06	3,050	3,396,081
Chancellor Media Corp.	Ba1	8.00%	11/01/08	4,720	5,463,400
Liberty Media Corp.(b)	Baa3	5.70%	05/15/13	1,525	1,542,179
News America, Inc.(g)	Baa3	6.703%	05/21/04	22,000	22,351,186
Thomson Corp., (Canada)	A3	5.75%	02/01/08	2,750	2,981,737
Time Warner, Inc.	Baa1	5.625%	05/01/05	500	523,396
Time Warner, Inc.(b)	Baa1	6.875%	05/01/12	3,000	3,375,915
Time Warner, Inc.	Baa1	7.70%	05/01/32	2,300	2,684,344
Turner Broadcasting Systems, Inc.	Baa1	7.40%	02/01/04	10,000	9,999,944
United News & Media PLC, (United Kingdom)	Baa2	7.25%	07/01/04	2,000	2,034,642

					54,352,824

Metals — 0.3%
Alcan, Inc.	Baa1	5.20%	01/15/14	2,400	2,425,874
Alcan, Inc.	Baa1	6.125%	12/15/33	1,820	1,831,088

					4,256,962

Municipals — 0.3%
Illinois St., G.O., Taxable Pension	Aa3	5.10%	06/01/33	4,820	4,408,758

Oil & Gas — 2.6%
B.J. Services Co.	Baa2	7.00%	02/01/06	5,000	5,342,275
Conoco Funding Co., (Canada)	A3	6.35%	10/15/11	600	672,695
ConocoPhillips	A3	4.75%	10/15/12	1,780	1,787,490
ConocoPhillips	A3	6.375%	03/30/09	3,075	3,445,538
Halliburton Co.(g)	Baa2	2.656%	10/17/05	6,040	6,105,697
Halliburton Co.	Baa2	5.50%	10/15/10	2,920	3,053,785
Halliburton Co.	Baa2	7.60%	08/15/96	140	151,317
Occidental Petroleum Corp.(b)	Baa1	4.25%	03/15/10	3,250	3,270,377
Petrobras International Finance Co., (Mexico)(b)	Ba2	8.375%	12/10/18	2,000	2,055,000
Petronas Capital, Ltd., (Malaysia)	Baa1	7.00%	05/22/12	7,300	8,315,591
Suncor Energy, Inc.	A3	5.95%	12/01/34	850	843,762
Tosco Corp.	A3	7.25%	01/01/07	1,500	1,680,708

					36,724,235

Oil & Gas Exploration & Production — 2.2%
Burlington Resources Finance, (Canada)	Baa1	6.50%	12/01/11	510	569,577
Chesapeake Energy Corp.	Ba3	8.125%	04/01/11	61	67,393
Devon Financing Corp.(b)	Baa2	6.875%	09/30/11	1,150	1,304,014
Marathon Oil Corp.	Baa1	6.80%	03/15/32	1,800	1,927,732
Ocean Energy, Inc.	Baa3	7.25%	10/01/11	500	575,440

SEE NOTES TO FINANCIAL STATEMENTS.

B16

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Oil & Gas Exploration & Production (cont’d.)
Parker & Parsley Petroleum Co.	Ba1	8.25%	08/15/07	$1,310	$1,513,068
Parker & Parsley Petroleum Co.	Ba1	8.875%	04/15/05	4,995	5,345,894
Pemex Finance, Ltd., (Cayman Islands)	Baa1	9.14%	08/15/04	2,054	2,086,582
Petroleos Mexicanos, (Mexico)	Baa1	8.85%	09/15/07	4,450	5,150,875
Petroleos Mexicanos, (Mexico)	Baa1	9.25%	03/30/18	1,470	1,712,550
Petroleos Mexicanos, (Mexico)(b)	Baa1	9.50%	09/15/27	5,900	7,021,000
Transocean, Inc.	Baa2	7.50%	04/15/31	255	292,019
Valero Energy Corp.	Baa3	6.875%	04/15/12	3,725	4,122,081

					31,688,225

Real Estate Investment Trust — 0.6%
ERP Operating LP(d)	Baa1	6.63%	04/13/05	3,900	4,132,935
ERP Operating LP	Baa1	7.10%	06/23/04	1,500	1,536,986
Host Marriott LP	Ba3	8.375%	02/15/06	2,000	2,132,500

					7,802,421

Restaurants — 0.2%
Tricon Global Restaurants, Inc.	Ba1	8.875%	04/15/11	1,950	2,364,375
Yum! Brands, Inc.	Ba1	7.45%	05/15/05	595	634,419

					2,998,794

Retail — 0.6%
JC Penney Co., Inc.	Ba3	7.375%	08/15/08	1,000	1,111,250
May Department Stores Co.	Baa1	6.90%	01/15/32	410	441,581
Saks, Inc.	B1	7.00%	12/01/13	48	48,960
Target Corp.(b)	A2	6.35%	01/15/11	1,400	1,562,223
The Gap, Inc.(b)	Ba3	6.90%	09/15/07	4,675	5,160,031
Toys “R” Us, Inc.(b)	Baa3	7.375%	10/15/18	270	269,810

					8,593,855

Structured Notes — 2.0%
DJ TRAC-X NA HY S2 T1(b)	Ba3	7.375%	03/25/09	11,250	11,728,125
DJ TRAC-X NA HY S2 T2(b)	Ba3	6.05%	03/25/09	10,300	10,544,625
Lehman Brothers, Inc., TRAINS HY-1-2003(f)	B1	8.4848%	05/15/13	2,121	2,343,224
Preferred Term Securities X, Class A-1(g)	Aaa	1.86%	07/03/33	3,900	3,890,250

					28,506,224

Supermarkets — 0.3%
Albertson’s, Inc.(b)	Baa2	7.50%	02/15/11	990	1,134,891
Albertson’s Inc.	Baa2	8.00%	05/01/31	1,500	1,736,432
The Kroger Co.(b)	Baa3	6.75%	04/15/12	1,375	1,523,528

					4,394,851

Telecommunications — 5.8%
AT&T Corp.(b)(h)	Baa2	7.25%	11/15/06	4,950	5,473,888
AT&T Corp.(b)(h)	Baa2	8.05%	11/15/11	870	1,001,353
AT&T Corp.(h)	Baa2	8.75%	11/15/31	1,165	1,361,376
AT&T Wireless Services, Inc.(b)	Baa2	8.125%	05/01/12	1,815	2,134,351
CenturyTel, Inc.	Baa2	7.875%	08/15/12	2,025	2,398,463
Citizens Communications Co.	Baa2	8.50%	05/15/06	2,845	3,106,345
Citizens Communications Co.	Baa2	9.25%	05/15/11	2,700	3,192,056
Deutsche Telekom International Finance BV, (Netherlands)(b)	Baa3	5.25%	07/22/13	4,050	4,091,387
Deutsche Telekom International Finance BV, (Netherlands)(h)	Baa3	8.25%	06/15/05	1,425	1,545,776
Deutsche Telekom International Finance BV, (Netherlands)(h)	Baa3	8.75%	06/15/30	350	447,100
Deutsche Telekom International Finance BV, (Netherlands)(h)	Baa3	9.25%	06/01/32	135	185,238
INTELSAT, (Bermuda)	Baa3	6.50%	11/01/13	3,365	3,511,017
Koninklijke (Royal) KPN NV, (Netherlands)	Baa1	8.00%	10/01/10	3,000	3,588,801

SEE NOTES TO FINANCIAL STATEMENTS.

B17

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Telecommunications (cont’d.)
L-3 Communications Corp.	Ba3	6.125%	01/15/14	$2,825	$2,832,063
LCI International, Inc.	Caa1	7.25%	06/15/07	6,675	6,408,000
PCCW-HKTC Capital, Ltd., (Hong Kong)(b)	Baa2	8.00%	11/15/11	2,150	2,523,268
Sprint Capital Corp.	Baa3	6.90%	05/01/19	1,625	1,660,001
Sprint Capital Corp.(b)	Baa3	8.375%	03/15/12	1,640	1,915,192
Telecom de Puerto Rico	Baa1	6.65%	05/15/06	6,800	7,370,268
Telecom de Puerto Rico	Baa1	6.80%	05/15/09	4,365	4,879,795
Telecom Italia Capital, (Luxembourg)	Baa2	5.25%	11/15/13	1,100	1,102,190
TeleCorp PCS, Inc.	Baa2	10.625%	07/15/10	5,940	6,943,438
TELUS Corp., (Canada)	Ba1	7.50%	06/01/07	6,250	6,994,650
TELUS Corp., (Canada)	Ba1	8.00%	06/01/11	150	175,393
Verizon Global Funding Corp.	A+(e)	4.375%	06/01/13	650	614,049
Verizon Wireless Capital, Inc.	A3	5.375%	12/15/06	5,900	6,295,902
Vodafone Group PLC, (United Kingdom)	A2	5.00%	12/16/13	1,150	1,145,246

					82,896,606

Tobacco — 0.3%
Altria Group, Inc	Baa2	7.00%	11/04/13	3,450	3,680,443
Altria Group, Inc.(b)	Baa2	7.65%	07/01/08	1,100	1,217,484

					4,897,927

Utilities — 7.7%
CenterPoint Energy Houston Electric LLC	Baa2	5.70%	03/15/13	2,950	3,082,753
CenterPoint Energy Houston Electric LLC	Baa2	6.95%	03/15/33	1,000	1,107,761
CenterPoint Energy Resources Corp.	Ba1	7.875%	04/01/13	6,600	7,471,840
Cinergy Corp.	Baa2	6.25%	09/01/04	11,000	11,283,789
Commonwealth Edison Co.	A3	5.875%	02/01/33	1,400	1,400,551
Commonwealth Edison Co.	Baa1	7.625%	01/15/07	7,525	8,509,812
Consumers Energy Co.	Baa3	5.375%	04/15/13	1,000	1,004,625
Consumers Energy Co.(h)	Baa3	6.25%	09/15/06	2,300	2,483,448
Dominion Resources, Inc.	Baa1	2.80%	02/15/05	5,000	5,051,545
Duke Energy Field Services	Baa2	7.50%	08/16/05	12,000	12,893,544
Empresa Nacional de Electricidad SA, (Chile)	Ba2	8.35%	08/01/13	625	702,589
Energy East Corp.	Baa2	6.75%	09/15/33	1,150	1,206,662
Enersis SA, (Chile)(b)	Ba2	7.375%	01/15/14	3,700	3,809,394
FirstEnegy Corp.(b)	Baa2	5.50%	11/15/06	1,700	1,760,931
FirstEnergy Corp.	Baa2	6.45%	11/15/11	3,030	3,140,438
FirstEnergy Corp.	Baa2	7.375%	11/15/31	1,125	1,150,849
MidAmerican Energy Holdings Co.	Baa3	7.23%	09/15/05	5,000	5,389,355
Niagara Mohawk Power	Baa2	8.00%	06/01/04	5,000	5,129,645
NiSource Finance Corp.(g)	Baa3	1.919%	05/04/05	5,000	4,999,970
NiSource Finance Corp.(b)	Baa3	7.875%	11/15/10	3,000	3,568,173
Northern States Power Co.	A3	8.00%	08/28/12	2,800	3,413,847
Oncor Electric Delivery Co.	Baa2	7.00%	09/01/22	300	330,508
Pinnacle Partners LP	Ba2	8.83%	08/15/04	7,535	7,808,144
PSE&G Power LLC	Baa1	6.95%	06/01/12	1,500	1,691,679
Southern California Edison Co.	Baa3	6.375%	01/15/06	1,250	1,325,000
Southern California Edison Co.	Baa3	7.625%	01/15/10	1,100	1,265,000
Southern California Edison Co.	Baa2	8.00%	02/15/07	3,823	4,372,556
Xcel Energy, Inc.	Baa3	3.40%	07/01/08	1,330	1,298,846
Xcel Energy, Inc.(b)	Baa3	7.00%	12/01/10	1,850	2,097,808

					108,751,062

Waste Management — 0.7%
Allied Waste North America, Inc.(b)	BB-(e)	7.375%	01/01/04	1,675	1,675,000
Waste Management, Inc.	Baa3	7.00%	10/01/04	1,600	1,655,802
Waste Management, Inc.	Baa3	7.125%	10/01/07	1,550	1,743,262
Waste Management, Inc.	Baa3	7.65%	03/15/11	2,100	2,446,281

SEE NOTES TO FINANCIAL STATEMENTS.

B18

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Waste Management (cont’d.)
Waste Management, Inc.	Baa3	7.75%	05/15/32	$2,500	$2,946,085

					10,466,430

FOREIGN GOVERNMENT BONDS — 2.9%
Federal Republic of Brazil, (Brazil)(b)	B2	9.25%	10/22/10	2,675	2,875,625
Federal Republic of Brazil, (Brazil)	B2	11.00%	08/17/40	2,800	3,073,000
Federal Republic of Brazil, (Brazil)	B2	11.25%	07/26/07	565	661,050
Federal Republic of Germany, (Germany)	Aaa	4.25%	01/04/14	EUR 12,020	15,093,207
Republic of Colombia, (Colombia)	Ba2	9.75%	04/23/09	$550	607,750
Republic of Croatia, (Croatia)(g)	Baa3	2.00%	07/31/06	1,694	1,693,510
Republic of El Salvador, (El Salvador)	Baa3	7.75%	01/24/23	1,700	1,789,250
Republic of Panama, (Panama)	Ba1	1.9375%	07/17/14	550	516,991
Republic of Peru, (Peru)	Ba2	4.50%	03/07/17	750	666,600
Republic of Philippines, (Philippines)(b)	Ba1	9.875%	03/16/10	530	586,975
Russian Federation, (Russia)	Baa3	5.00%	03/31/30	3,760	3,619,000
United Mexican States, (Mexico)	Baa2	8.375%	01/14/11	8,000	9,500,000

					40,682,958

U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 4.2%
Federal Farm Credit Bank		4.15%	05/15/13	6,660	6,407,533
Federal Home Loan Mortgage Corp.(b)		5.75%	01/15/12	10,240	11,155,374
Federal Home Loan Mortgage Corp.		6.00%	06/15/11	4,000	4,439,576
Federal National Mortgage Association(b)		4.625%	10/15/13	9,300	9,234,509
Federal National Mortgage Association(b)		6.00%	05/15/11	19,000	21,058,460
Federal National Mortgage Association		7.25%	05/15/30	2,280	2,784,097
United States Treasury Bond		5.375%	02/15/31	1,765	1,840,634
United States Treasury Notes		4.25%	11/15/13	435	434,524
United States Treasury Notes(b)		5.75%	08/15/10	1,300	1,457,625

					58,812,332

U.S. GOVERNMENT MORTGAGE BACKED SECURITIES — 34.8%
Federal Home Loan Mortgage Corp.		4.50%	TBA	18,000	17,994,384
Federal Home Loan Mortgage Corp.		5.50%	TBA	14,000	14,166,250
Federal Home Loan Mortgage Corp.		6.00%	TBA	13,500	13,947,187
Federal Home Loan Mortgage Corp.		6.50%	07/01/32-09/01/32	7,760	8,130,135
Federal Home Loan Mortgage Corp.		6.50%	TBA	11,000	11,519,068
Federal Home Loan Mortgage Corp.		7.00%	10/01/32	1,270	1,344,170
Federal Home Loan Mortgage Corp.		7.00%	TBA	16,000	16,924,992
Federal National Mortgage Association		4.50%	TBA	5,000	5,004,690
Federal National Mortgage Association		5.00%	TBA	115,500	116,682,696
Federal National Mortgage Association		5.50%	12/01/16-06/01/23	19,103	19,786,663
Federal National Mortgage Association		5.50%	TBA	121,850	123,494,396
Federal National Mortgage Association		6.00%	09/01/17-02/01/23	13,175	13,699,633
Federal National Mortgage Association		6.00%	TBA	50,000	51,671,900
Federal National Mortgage Association		6.50%	11/01/09-11/01/33	34,563	36,304,066
Federal National Mortgage Association		6.50%	TBA	1,000	1,045,625
Federal National Mortgage Association		7.00%	03/01/32-06/01/32	4,777	5,057,952
Federal National Mortgage Association		7.00%	TBA	3,500	3,705,625
Federal National Mortgage Association		9.00%	10/01/16-09/01/21	90	98,251
Government National Mortgage Association		5.50%	05/15/33-07/15/33	4,972	5,060,421
Government National Mortgage Association		5.50%	TBA	10,000	10,165,620
Government National Mortgage Association		6.50%	09/15/32-11/15/33	13,128	13,841,951
Government National Mortgage Association		6.50%	TBA	2,500	2,634,375
Government National Mortgage Association		7.50%	10/15/25-02/15/26	582	626,212

					492,906,262

TOTAL LONG-TERM BONDS (cost $1,358,874,815)					1,398,861,846

SEE NOTES TO FINANCIAL STATEMENTS.

B19

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

PREFERRED STOCK — 0.6%	Shares	Value (Note 2)
Centaur Funding Corp.(a)	27,000	$7,843,500
(cost $4,323,180)		7,843,500

TOTAL LONG-TERM INVESTMENTS (cost $1,363,197,995)		1,406,705,346

SHORT-TERM INVESTMENT — 38.8%
Mutual Fund — 38.8%
Dryden Core Investment Fund — Taxable Money Market Fund Series, (Note 4)(c) (cost $550,512,508)	550,512,508	550,512,508

TOTAL INVESTMENTS — 138.0% (cost $1,913,710,503; Note 6)		1,957,217,854
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET(j)		(730,467)
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(i)		46,614
LIABILITIES IN EXCESS OF OTHER ASSETS — (38.0)%		(538,558,184)

TOTAL NET ASSETS — 100.0%		$1,417,975,817

The following abbreviations are used in portfolio descriptions:

G.O.	General Obligation
TBA	Securities purchased on a forward commitment basis.

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $157,018,281; cash collateral of $162,986,302 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Standard & Poor’s rating.

(f)	A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed. Rate shown reflects the weighted average rate of the underlying securities as of December 31, 2003.

(g)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(h)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(i)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
Long Positions:
478	U.S. Treasury Bonds	Mar 04	$51,904,582	$52,251,375	$346,793
1,282	U.S. Treasury 5 Yr Notes	Mar 04	142,092,578	143,103,250	1,010,672

					1,357,465

Short Positions:
896	U.S. Treasury 10 Yr Notes	Mar 04	99,495,803	100,590,000	(1,094,197)
724	U.S. Treasury 2 Yr Notes	Mar 04	154,456,203	154,969,938	(513,735)

					(1,607,932)

					$(250,467)

SEE NOTES TO FINANCIAL STATEMENTS.

B20

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

(j)	Outstanding forward foreign currency contracts as of December 31, 2003 were as follows:

Foreign Currency Contract	Value at Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Eurodollars expiring 1/5/04	$14,764,772	$15,004,143	$239,371

Sold:
Eurodollars expiring 1/5/04	14,274,259	15,004,143	(729,884)
Eurodollars expiring 2/3/04	14,752,280	14,992,234	(239,954)

	$29,026,539	$29,996,377	(969,838)

			$(730,467)

SEE NOTES TO FINANCIAL STATEMENTS.

B21

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 95.7%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 2.0%
Boeing Co.	469,266	$19,774,869
General Dynamics Corp.	11,127	1,005,770
Honeywell International, Inc.	424,628	14,195,314
Lockheed Martin Corp.	664,102	34,134,843
Northrop Grumman Corp.	27,356	2,615,234
Raytheon Co.	19,911	598,126
United Technologies Corp.	103,650	9,822,910

		82,147,066

Air Freight & Couriers — 0.2%
FedEx Corp.	12,219	824,782
United Parcel Service, Inc. (Class “B” Stock)	86,774	6,469,002

		7,293,784

Airlines
Southwest Airlines Co.	7,763	125,295

Automobiles — 0.6%
Ford Motor Co.	75,154	1,202,464
General Motors Corp.	45,114	2,409,087
Harley-Davidson, Inc.(b)	394,290	18,740,604

		22,352,155

Beverages — 1.1%
Anheuser-Busch Cos., Inc.	109,212	5,753,288
Coca-Cola Co.	189,297	9,606,823
PepsiCo, Inc.	525,602	24,503,565
The Pepsi Bottling Group, Inc.	126,482	3,058,335

		42,922,011

Biotechnology — 2.5%
Amgen, Inc.(a)	1,026,110	63,413,598
Biogen Idec, Inc.(a)	28,992	1,066,326
Chiron Corp.(a)	24,560	1,399,674
Gilead Sciences, Inc.(a)(b)	351,600	20,442,024
MedImmune, Inc.(a)	530,964	13,486,486

		99,808,108

Building & Building Products — 0.2%
American Standard Cos., Inc.(a)	76,300	7,683,410
Cavco Industries, Inc.(a)	258	6,192
KB HOME	4,229	306,687
Masco Corp.	29,380	805,306
Pulte Homes, Inc.	5,359	501,709

		9,303,304

Capital Markets — 2.1%
Goldman Sachs Group, Inc.(b)	436,090	43,055,166
Merrill Lynch & Co., Inc.	712,986	41,816,629

		84,871,795

Chemicals — 0.4%
Air Products & Chemicals, Inc.	30,934	1,634,243
Dow Chemical Co.	69,443	2,886,746
E.I. du Pont de Nemours & Co.	79,513	3,648,852
Ecolab, Inc.	22,312	610,679
International Flavors & Fragrances, Inc.	20,569	718,269
Millennium Chemicals, Inc.	255,200	3,235,936
PPG Industries, Inc.	12,374	792,183

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Chemicals (cont’d.)
Praxair, Inc.	57,006	$2,177,629
Rohm & Haas Co.	25,788	1,101,406

		16,805,943

Commercial Banks — 4.7%
Bank of America Corp.	321,049	25,821,971
Bank One Corp.	796,225	36,299,898
Comerica, Inc.	139,500	7,820,370
Fifth Third Bancorp	180,036	10,640,128
FleetBoston Financial Corp.	384,951	16,803,111
Golden West Financial Corp.	14,834	1,530,720
Mellon Financial Corp.	145,115	4,659,643
SunTrust Banks, Inc.	26,845	1,919,417
The Bank of New York Co., Inc.	673,796	22,316,123
U.S. Bancorp	603,513	17,972,617
Wachovia Corp.	254,054	11,836,376
Washington Mutual, Inc.	45,546	1,827,306
Wells Fargo & Co.	485,936	28,616,771

		188,064,451

Commercial Services & Supplies — 0.7%
Automatic Data Processing, Inc.	46,463	1,840,399
Avery Dennison Corp.	170,737	9,564,687
Cendant Corp.(a)	116,292	2,589,823
Certegy, Inc.	15,358	503,742
Cintas Corp.	21,122	1,058,846
Concord EFS, Inc.(a)	46,831	694,972
Fiserv, Inc.(a)	31,367	1,239,310
H&R Block, Inc.	16,581	918,090
Pitney Bowes, Inc.	21,195	860,941
Waste Management, Inc.	245,410	7,264,136

		26,534,946

Communications Equipment — 2.6%
ADC Telecommunications, Inc.(a)	1,881,600	5,588,352
Advanced Fibre Communications, Inc.(a)	65,846	1,326,797
Avaya, Inc.(a)	30,700	397,258
Cisco Systems, Inc.(a)	2,975,755	72,281,089
Corning, Inc.(a)	157,937	1,647,283
Lucent Technologies, Inc.(a)	231,960	658,766
Motorola, Inc.	942,576	13,262,044
Nokia Oyj, ADR (Finland)(b)	359,100	6,104,700
QUALCOMM, Inc.	56,979	3,072,878

		104,339,167

Computers & Peripherals — 3.2%
Dell, Inc.(a)	666,282	22,626,937
EMC Corp.(a)	224,643	2,902,388
Hewlett-Packard Co.	2,043,125	46,930,581
International Business Machines Corp.	595,708	55,210,217
Lexmark International, Inc.(a)	11,891	935,108
Sun Microsystems, Inc.(a)	274,199	1,231,154

		129,836,385

Consumer Finance — 1.6%
American Express Co.	1,231,352	59,388,107
SLM Corp.	86,531	3,260,488

		62,648,595

SEE NOTES TO FINANCIAL STATEMENTS.

B22

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Containers & Packaging — 1.0%
Bemis Co., Inc.	5,107	$255,350
Pactiv Corp.(a)	27,173	649,435
Smurfit-Stone Container Corp.(a)	299,900	5,569,143
Temple-Inland, Inc.	537,500	33,685,125

		40,159,053

Diversified Financial Services — 3.7%
Bear Stearns Cos., Inc.	8,811	704,439
Capital One Financial Corp.	48,829	2,992,729
Citigroup, Inc.	1,627,187	78,983,657
Countrywide Financial Corp.	16,601	1,259,161
Fannie Mae	131,529	9,872,567
Federated Investors, Inc. (Class “B” Stock)	24,506	719,496
Freddie Mac	183,472	10,700,087
J.P. Morgan Chase & Co.	478,555	17,577,325
MBNA Corp.	487,101	12,104,460
Morgan Stanley	120,823	6,992,027
PNC Financial Services Group	15,282	836,384
State Street Corp.	111,086	5,785,359

		148,527,691

Diversified Telecommunication Services — 0.5%
ALLTEL Corp.	22,718	1,058,205
BellSouth Corp.	164,297	4,649,605
SBC Communications, Inc.	271,875	7,087,781
Verizon Communications, Inc.	242,261	8,498,516

		21,294,107

Electric Utilities — 2.2%
AES Corp.(a)	55,883	527,535
Ameren Corp.	13,925	640,550
American Electric Power Co., Inc.	18,486	564,008
Consolidated Edison, Inc.	19,945	857,834
Constellation Energy Group, Inc.	21,344	835,831
Dominion Resources, Inc.	37,276	2,379,327
DTE Energy Co.	21,830	860,102
Entergy Corp.	29,006	1,657,113
Exelon Corp.	342,847	22,751,327
FirstEnergy Corp.(b)	786,431	27,682,371
FPL Group, Inc.	23,776	1,555,426
PG&E Corp.(a)	55,640	1,545,123
Pinnacle West Capital Corp.	14,047	562,161
PPL Corp.	20,492	896,525
Progress Energy, Inc.	224,183	10,146,522
Public Service Enterprise Group, Inc.	31,012	1,358,326
Southern Co.	82,335	2,490,634
TXU Corp.	549,600	13,036,512

		90,347,227

Electrical Equipment — 0.1%
Emerson Electric Co.	26,480	1,714,580
Molex, Inc. (Class “A” Stock)	33,408	980,859

		2,695,439

Electronic Equipment & Instruments — 1.1%
Agilent Technologies, Inc.(a)(b)	1,177,164	34,420,275

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Electronic Equipment & Instruments (Cont’d.)
Flextronics International, Ltd. (Singapore)(a)	454,800	$6,749,232
Jabil Circuit, Inc.(a)	33,828	957,332
Sanmina-SCI Corp.(a)	12,075	152,266
Waters Corp.(a)	31,290	1,037,577

		43,316,682

Energy Equipment & Services —2.3%
BJ Services Co.(a)	876,900	31,480,710
ENSCO International, Inc.	301,300	8,186,321
Halliburton Co.	80,024	2,080,624
Nabors Industries, Ltd. (Barbados)(a)	25,965	1,077,547
Noble Corp.(a)	32,593	1,166,178
Schlumberger, Ltd.	649,540	35,542,829
Weatherford International, Ltd.(a)	348,600	12,549,600

		92,083,809

Food & Staples Retailing — 3.5%
Costco Wholesale Corp.(a)(b)	919,486	34,186,490
Kroger Co.(a)	126,421	2,340,053
Safeway, Inc.(a)	658,894	14,436,367
SYSCO Corp.	61,052	2,272,966
Wal-Mart Stores, Inc.(b)(e)	1,182,931	62,754,490
Walgreen Co.	51,350	1,868,113
Whole Foods Market, Inc.(b)	353,400	23,723,742

		141,582,221

Food Products — 0.3%
H.J. Heinz & Co.	58,924	2,146,601
Hershey Foods Corp.	23,168	1,783,704
Kellogg Co.	195,406	7,441,061
Wm. Wrigley Jr. Co.	35,877	2,016,646

		13,388,012

Gas Utilities — 0.2%
KeySpan Corp.	27,911	1,027,125
Kinder Morgan, Inc.	19,094	1,128,455
NiSource, Inc.	234,800	5,151,512

		7,307,092

Health Care Equipment & Supplies — 1.2%
Boston Scientific Corp.(a)	98,122	3,606,965
Guidant Corp.	194,100	11,684,820
Medtronic, Inc.	610,717	29,686,953
Smith & Nephew PLC, ADR (United Kingdom)	8,169	342,445
Zimmer Holdings, Inc.(a)	33,713	2,373,395

		47,694,578

Health Care Providers & Services — 0.8%
Cardinal Health, Inc.	81,750	4,999,830
Caremark Rx, Inc.(a)(b)	552,800	14,002,424
HCA-The Healthcare Co.	70,669	3,035,940
Quest Diagnostics, Inc.(a)	15,275	1,116,755
UnitedHealth Group, Inc.	91,213	5,306,773
WellPoint Health Networks, Inc.(a)	18,292	1,774,141

		30,235,863

SEE NOTES TO FINANCIAL STATEMENTS.

B23

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Hotels, Restaurants & Leisure — 2.5%
Brinker International, Inc.(a)	500,100	$16,583,316
Carnival Corp.	56,699	2,252,651
Darden Restaurants, Inc.	31,367	659,962
International Game Technology	31,437	1,122,301
Marriott International, Inc. (Class “A” Stock)(b)	245,872	11,359,286
McDonald’s Corp.	697,288	17,313,661
MGM Mirage, Inc.	168,000	6,318,480
Starbucks Corp.(a)	456,800	15,101,808
Wendy’s International, Inc.	746,000	29,273,040

		99,984,505

Household Durables — 0.3%
American Greetings Corp. (Class “A” Stock)(a)	7,455	163,041
Black & Decker Corp.	7,881	388,691
Centex Corp.	5,170	556,550
Fortune Brands, Inc.	13,546	968,404
Leggett & Platt, Inc.	18,031	390,010
Maytag Corp.	7,320	203,862
Newell Rubbermaid, Inc.	357,599	8,142,529
Snap-on, Inc.	5,751	185,412
Stanley Works	8,464	320,532
Tupperware Corp.	6,087	105,549
Whirlpool Corp.	6,054	439,823

		11,864,403

Household Products — 1.3%
Clorox Co.	59,349	2,881,987
Colgate-Palmolive Co.	96,078	4,808,704
Kimberly-Clark Corp.	318,498	18,820,047
Procter & Gamble Co.	241,240	24,095,051

		50,605,789

Industrial Conglomerates — 4.5%
3M Co.	421,904	35,874,497
Companhia Vale do Rio Doce, ADR (Brazil)(b)	941,500	55,077,750
General Electric Co.(b)	2,217,400	68,695,052
Tyco International, Ltd.	813,478	21,557,167

		181,204,466

Insurance — 3.4%
ACE, Ltd.	66,646	2,760,477
AFLAC, Inc.	81,727	2,956,883
Allstate Corp.	103,010	4,431,490
Ambac Financial Group, Inc.	20,979	1,455,733
American International Group, Inc.	1,102,795	73,093,253
Aon Corp.	27,911	668,189
Berkshire Hathaway, Inc. (Class “A” Stock)(a)	69	5,813,250
Chubb Corp.	29,310	1,996,011
Hartford Financial Services Group, Inc.	25,600	1,511,168
Loews Corp.	432,000	21,362,400
Marsh & McLennan Cos., Inc.	175,254	8,392,914
MetLife, Inc.	167,957	5,655,112
Principal Financial Group, Inc.	30,952	1,023,583
Progressive Corp.	19,459	1,626,578

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Insurance (Cont’d.)
SAFECO Corp.	32,897	$1,280,680
Travelers Property Casualty Corp. (Class “B” Stock)	187,946	3,189,444

		137,217,165

Internet & Catalog Retail — 1.5%
eBay, Inc.(a)(b)	384,576	24,839,764
InterActiveCorp(a)(b)	998,575	33,881,650

		58,721,414

Internet Software & Services — 0.8%
Yahoo!, Inc.(a)	716,765	32,376,275

IT Consulting & Services — 0.9%
Accenture, Ltd. (Class “A” Stock) (Bermuda)(a)	18,580	489,026
Affiliated Computer Services, Inc. (Class “A” Stock)(a)	27,686	1,507,779
Electronic Data Systems Corp.	577,891	14,181,445
First Data Corp.	119,157	4,896,161
Paychex, Inc.	365,188	13,584,994
Unisys Corp.(a)	29,252	434,392

		35,093,797

Leisure Equipment & Products
Mattel, Inc.	43,840	844,797

Machinery — 1.0%
Caterpillar, Inc.	30,832	2,559,673
Danaher Corp.	66,889	6,137,066
Deere & Co.	42,375	2,756,494
Dover Corp.	46,315	1,841,021
Eaton Corp.	99,386	10,731,700
Illinois Tool Works, Inc.	36,471	3,060,281
Ingersoll-Rand Co. (Class “A” Stock) (Bermuda)	14,067	954,868
Navistar International Corp.(a)	184,400	8,830,916
PACCAR, Inc.	54,800	4,664,576

		41,536,595

Media — 5.1%
Clear Channel Communications, Inc.(b)	599,294	28,064,938
Comcast Corp. (Class “A” Stock)(a)	474,556	15,598,656
Comcast Corp. (Special Class “A” Stock)(a)	456,164	14,268,810
Gannett Co., Inc.	21,066	1,878,245
Hughes Electronics Corp.(a)	862,401	14,272,737
Liberty Media Corp. (Class “A” Stock)(a)	726,001	8,632,152
McGraw Hill, Inc.	13,944	974,964
New York Times Co. (Class “A” Stock)	23,393	1,117,951
News Corp., Ltd., ADR (Australia)	251,000	7,592,752
Omnicom Group, Inc.	28,244	2,466,548
Time Warner, Inc.(a)	401,337	7,220,053
Tribune Co.	32,171	1,660,024
Univision Communications, Inc. (Class “A” Stock)(a)(b)	525,000	20,837,250
Viacom, Inc. (Class “B” Stock)	1,743,903	77,394,415

SEE NOTES TO FINANCIAL STATEMENTS.

B24

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Media (Cont’d.)
Walt Disney Co.	136,016	$3,173,253

		205,152,748

Metals & Mining — 4.4%
Alcoa, Inc.	1,497,585	56,908,230
Alumina, Ltd. ADR (Australia)	1,177,600	23,610,880
Barrick Gold Corp. (Canada)	368,653	8,372,109
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)(b)	1,343,407	56,597,737
Newmont Mining Corp.	653,095	31,746,948

		177,235,904

Multi-line Retail — 0.2%
Family Dollar Stores, Inc.	18,674	670,023
Federated Department Stores, Inc.	32,202	1,517,680
Kohl’s Corp.(a)	32,794	1,473,762
Sears, Roebuck & Co.	8,148	370,653
Target Corp.	151,357	5,812,109

		9,844,227

Multi-Utilities
Duke Energy Corp.	92,855	1,898,885

Oil & Gas — 5.8%
Apache Corp.(b)	301,599	24,459,679
Burlington Resources, Inc.	34,661	1,919,526
ChevronTexaco Corp.	255,525	22,074,805
ConocoPhillips, Inc.	60,383	3,959,313
Devon Energy Corp.	40,863	2,339,815
ExxonMobil Corp.(e)	1,308,454	53,646,614
GlobalSantaFe Corp. (Cayman Islands)	287,300	7,133,659
Nexen, Inc. (Canada)	320,700	11,580,477
Suncor Energy, Inc. (Canada)(b)	1,381,200	34,737,087
TotalFinaElf SA, ADR (France)	754,200	69,771,042
Unocal Corp.	42,870	1,578,902

		233,200,919

Paper & Forest Products — 0.6%
Bowater, Inc.	107,800	4,992,218
International Paper Co.	358,024	15,434,415
Louisiana-Pacific Corp.(a)	93,900	1,678,932
MeadWestvaco Corp.	26,602	791,409
Weyerhaeuser Co.	26,974	1,726,336

		24,623,310

Personal Products — 0.9%
Avon Products, Inc.	341,700	23,061,333
Estee Lauder Cos., Inc. (Class “A” Stock)	308,300	12,103,858
Gillette Co.	47,127	1,730,975

		36,896,166

Pharmaceuticals — 9.7%
Abbott Laboratories	158,102	7,367,553
Allergan, Inc.(b)	249,200	19,141,052
AstraZeneca PLC, ADR (United Kingdom)(b)	462,600	22,380,588
Bristol-Myers Squibb Co.	39,842	1,139,481
Elan Corp. PLC, ADR (Ireland)(a)	854,200	5,885,438

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Pharmaceuticals (Cont’d.)
Eli Lilly & Co.	91,213	$6,415,010
Forest Laboratories, Inc.(a)(b)	210,272	12,994,810
GlaxoSmithKline PLC, ADR (United Kingdom)	103,300	4,815,846
Johnson & Johnson	495,382	25,591,434
Medco Health Solutions, Inc.(a)	7,646	259,888
Merck & Co., Inc.	170,262	7,866,104
Novartis AG, ADR (Switzerland)(b)	535,800	24,587,862
Pfizer, Inc.(e)	3,682,400	130,099,192
Roche Holdings AG, ADR (Switzerland)	292,300	29,484,067
Schering-Plough Corp.	839,600	14,600,644
Sepracor, Inc.(a)(b)	703,400	16,832,362
Teva Pharmaceutical Industries, Ltd., ADR (Israel)(b)	863,500	48,969,085
Watson Pharmaceuticals, Inc.(a)	21,453	986,838
Wyeth	185,466	7,873,032

		387,290,286

Real Estate Investment Trust — 0.1%
iStar Financial, Inc.	77,000	2,995,300

Road & Rail — 0.4%
Burlington Northern Santa Fe Corp.	70,552	2,282,357
Canadian National Railway Co. (Canada)	144,500	9,143,960
Union Pacific Corp.	42,172	2,930,111

		14,356,428

Semiconductor & Semiconductor Equipment — 5.6%
Altera Corp.(a)	834,300	18,938,610
Analog Devices, Inc.	58,185	2,656,145
Applied Materials, Inc.(a)(b)	891,957	20,024,435
Fairchild Semiconductor International, Inc.(a)	25,054	625,598
Infineon Technologies AG, ADR (Germany)(a)	432,900	5,935,059
Intel Corp.	3,263,521	105,085,376
KLA-Tencor Corp.(a)	374,503	21,972,091
Linear Technology Corp.	13,914	585,362
Maxim Integrated Products, Inc.	45,421	2,261,966
Micron Technology, Inc.(a)	52,469	706,758
STMicroelectronics NV (Switzerland)	240,000	6,482,400
Texas Instruments, Inc.	1,284,742	37,745,720
Xilinx, Inc.(a)	47,327	1,833,448

		224,852,968

Software — 4.2%
BMC Software, Inc.(a)	567,154	10,577,422
Electronic Arts, Inc.(a)	244,123	11,664,197
Intuit, Inc.(a)	47,411	2,508,516
Microsoft Corp.(b)	3,871,558	106,622,707
Novell, Inc.(a)	36,778	386,904
Oracle Corp.(a)	1,144,775	15,111,030
PeopleSoft, Inc.(a)	48,535	1,106,598
SAP AG, ADR (Germany)(b)	259,000	10,764,040
Siebel Systems, Inc.(a)	56,271	780,479
VERITAS Software Corp.(a)	258,036	9,588,618

		169,110,511

SEE NOTES TO FINANCIAL STATEMENTS.

B25

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Specialty Retail — 1.6%
Bed Bath & Beyond, Inc.(a)	58,498	$2,535,888
Best Buy Co., Inc.	529,572	27,664,841
CarMax, Inc.(a)(b)	194,800	6,025,164
Home Depot, Inc.	566,450	20,103,311
Lowe’s Cos., Inc.	96,442	5,341,923
The Gap, Inc.	74,744	1,734,808

		63,405,935

Textiles & Apparel
NIKE, Inc. (Class “B” Stock)	22,149	1,516,321

Tobacco — 1.0%
Altria Group, Inc.	740,055	40,273,793

Wireless Telecommunication Services — 1.1%
AT&T Wireless Services, Inc.(a)	1,181,744	9,442,135
Nextel Communications, Inc. (Class “A” Stock)(a)	112,539	3,157,844
Vodafone Group PLC, ADR (United Kingdom)(b)	1,245,838	31,195,783

		43,795,762

TOTAL LONG-TERM INVESTMENTS (cost $3,312,387,828)		3,841,583,448

		Value (Note 2)
	Shares
SHORT-TERM INVESTMENTS — 15.1%
Mutual Fund — 14.1%
Dryden Core Investment Fund —Taxable Money Market Series (Note 4)(c)	564,489,456	$564,489,456

Repurchase Agreement — 1.0%	Principal Amount (000)
State Street Bank & Trust Co., 0.50%, 1/02/04(d)	$40,472	40,472,130

TOTAL SHORT-TERM INVESTMENTS (cost $604,961,586)		604,961,586

TOTAL INVESTMENTS — 110.8% (cost $3,917,349,414; Note 6)		4,446,545,034
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(f)		47,210
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.8)%		(433,441,269)

NET ASSETS — 100%		$4,013,150,975

SEE NOTES TO FINANCIAL STATEMENTS.

B26

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $414,347,398; cash collateral $437,748,240 was received with which the portfolio purchased securities.

(c)	Represents security purchased with cash collateral received for securities on loan.

(d)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $40,473,255 due 1/2/04. The value of the collateral including accrued interest was $41,289,000. Collateralized by United States Treasury or federal agency obligations.

(e)	Security segregated as collateral for futures contracts.

(f)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation
Long Positions:
64	S&P 500 Index	Mar 04	$17,252,150	$17,769,600	$517,450

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 88.7%		Value (Note 2)
COMMON STOCKS — 66.9%	Shares
Advertising
Getty Images, Inc.(a)	25,900	$1,298,366
Monster Worldwide, Inc.(a)	23,800	522,648

		1,821,014

Aerospace/Defense — 1.7%
Alliant Techsystems, Inc.(a)	35,100	2,027,376
General Dynamics Corp.	61,200	5,531,868
Herley Industries, Inc.(a)	11,100	229,770
L-3 Communications Holdings, Inc.(a)	75,500	3,877,680
Lockheed Martin Corp.(b)	332,200	17,075,080
Northrop Grumman Corp.	154,700	14,789,320
Raytheon Co.	24,000	720,960
Teledyne Technologies, Inc.(a)	4,300	81,055
United Defense Industries, Inc.(a)	6,600	210,408
United Technologies Corp.	193,100	18,300,087

		62,843,604

Airlines
ExpressJet Holdings, Inc.(a)(b)	45,300	679,500

Apparel — 0.1%
Liz Claiborne, Inc.	91,900	3,258,774
V.F. Corp.	52,000	2,248,480
Vans, Inc.(a)	13,100	149,471

		5,656,725

Autos – Cars & Trucks — 1.1%
Dana Corp.	115,900	2,126,765
Ford Motor Co.(b)	939,600	15,033,600
General Motors Corp.(b)	343,134	18,323,356
PACCAR, Inc.	42,500	3,617,600
Wabash National Corp.(a)(b)	5,700	167,010

		39,268,331

Banks and Savings & Loans — 4.3%
Bank One Corp.(b)	561,700	25,607,903
BankAmerica Corp.(b)	499,441	40,170,040
Charter One Financial, Inc.	104,770	3,619,803
Commerce Bancorp, Inc.	57,600	3,034,368
Golden West Financial Corp.	44,500	4,591,955
Huntington Bancshares, Inc.	101,600	2,286,000
KeyCorp	70,200	2,058,264
National City Corp.	271,100	9,201,134
New York Community Bancorp, Inc.(b)	94,733	3,604,591
North Fork Bancorporation, Inc.	16,800	679,896
Popular, Inc.	29,000	1,303,260
Regions Financial Corp.	27,300	1,015,560
SouthTrust Corp.	94,100	3,079,893
U.S. Bancorp(a)(b)	648,232	19,304,349
Union Planters Corp.(b)	95,650	3,012,018
Wachovia Corp.	505,600	23,555,904
Wells Fargo & Co.(b)	193,200	11,377,548
Zions Bancorp	4,400	269,852

		157,772,338

Chemicals — 0.4%
A. Schulman, Inc.	6,900	147,108
Airgas, Inc.	500	10,740
Cytec Industries, Inc.(a)	13,600	522,104
Ecolab, Inc.	19,300	528,241

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Chemicals (cont’d.)
Engelhard Corp.	54,100	$1,620,295
FMC Corp.(a)	1,100	37,543
Hercules, Inc.(a)(b)	66,400	810,080
International Flavors & Fragrances, Inc.	42,900	1,498,068
Lubrizol Corp.	16,000	520,320
MacDermid, Inc.	10,000	342,400
OM Group, Inc.(a)(b)	58,900	1,542,591
Praxair, Inc.	93,400	3,567,880
RPM, Inc.	63,200	1,040,272
Sigma-Aldrich Corp.	14,700	840,546
TETRA Technologies, Inc.(a)	13,350	323,604

		13,351,792

Commercial Services — 0.7%
Acxiom Corp.(a)	40,200	746,514
Concord EFS, Inc.(a)(b)	87,300	1,295,532
Convergys Corp.(a)	137,300	2,397,258
Corporate Executive Board Co.(a)	27,000	1,260,090
Deluxe Corp.	47,900	1,979,707
Gevity HR, Inc.	24,600	547,104
H&R Block, Inc.	216,200	11,970,994
Harte-Hanks, Inc.	1,200	26,100
Paychex, Inc.(b)	46,700	1,737,240
Polycom, Inc.(a)	142,700	2,785,504
Pre-Paid Legal Services, Inc.(a)(b)	1,200	31,344
SOURCECORP, Inc.(a)	7,100	181,973

		24,959,360

Computers — 1.5%
Dell, Inc.(a)	263,600	8,951,856
Hewlett-Packard Co.	287,265	6,598,477
International Business Machines Corp.	426,800	39,555,824

		55,106,157

Computer Services — 6.2%
Advent Software, Inc.(a)	9,100	158,613
Affiliated Computer Services, Inc.(a)	28,600	1,557,556
Automatic Data Processing, Inc.	13,600	538,696
BARRA, Inc.	1,200	42,588
Black Box Corp.(b)	1,600	73,712
Cisco Systems, Inc.(a)	2,087,000	50,693,230
Citrix Systems, Inc.(a)(b)	292,400	6,201,804
DST Systems, Inc.(a)(b)	86,300	3,603,888
Earthlink, Inc.(a)	14,700	147,000
Electronics for Imaging, Inc.(a)(b)	18,200	473,564
EMC Corp.(a)(b)	752,100	9,717,132
First Data Corp.(b)	340,500	13,991,145
InterVoice, Inc.(a)	2,400	28,488
Intuit, Inc.(a)(b)	287,100	15,190,461
Keane, Inc.(a)	46,900	686,616
Lexmark International, Inc.(a)	182,500	14,351,800
Mercury Computer Systems, Inc.(a)	21,700	540,330
Microsoft Corp.	2,993,000	82,427,220
Oracle Corp.(a)	2,153,300	28,423,560
Progress Software Corp.(a)	900	18,414

SEE NOTES TO FINANCIAL STATEMENTS.

B27

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Computer Services (cont’d.)
Symbol Technologies, Inc.	46,500	$785,385
Synaptics, Inc.(a)	6,400	95,872

		229,747,074

Construction — 0.8%
Centex Construction Products, Inc.	2,200	132,594
KB HOME(b)	136,700	9,913,484
Masco Corp.(b)	342,600	9,390,666
Pulte Homes, Inc.	60,900	5,701,458
Standard Pacific Corp.	14,800	718,540
The Ryland Group, Inc.(b)	21,000	1,861,440
Vulcan Materials Co.(b)	1,000	47,570
WCI Communities, Inc.(a)	23,000	474,030

		28,239,782

Consumer Products — 0.2%
Coach, Inc.(a)	153,200	5,783,300
Fossil, Inc.(a)	16,900	473,369
Sola International, Inc.(a)	1,700	31,960
Yankee Candle, Inc.(a)	39,500	1,079,535

		7,368,164

Containers & Packaging — 0.2%
Ball Corp.	69,100	4,116,287
Bemis Co., Inc.	14,700	735,000
Pactiv Corp.(a)	148,100	3,539,590
Sealed Air Corp.(a)(b)	13,900	752,546

		9,143,423

Cosmetics & Soaps — 1.6%
Avon Products, Inc.	119,300	8,051,557
Gillette Co.	544,500	19,999,485
Nu Skin Enterprises, Inc.	6,700	114,503
Procter & Gamble Co.	305,500	30,513,340

		58,678,885

Diversified Operations — 3.3%
3M Co.(b)	212,000	18,026,360
Acuity Brands, Inc.	9,800	252,840
CDW Corp.(b)	98,500	5,689,360
Cendant Corp.(a)(b)	234,700	5,226,769
Crane Co.	6,500	199,810
CSG Systems International, Inc.(a)	10,500	131,145
ESCO Technologies, Inc.(a)	1,100	48,015
General Electric Co.	1,845,200	57,164,296
Ingersoll-Rand Co. (Class “A” Stock)	113,200	7,684,016
Pentair, Inc.	13,600	621,520
Roper Industries, Inc.(b)	4,700	231,522
Sensient Technologies Corp.	16,400	324,228
Tyco International Ltd.(b)	951,550	25,216,075

		120,815,956

Drugs & Medical Supplies — 6.9%
Abbott Laboratories	205,500	9,576,300
AdvancePCS(a)	157,400	8,288,684
Affymetrix, Inc.(a)	21,500	529,115
ALARIS Medical, Inc.(a)	4,000	60,840
Align Technology, Inc.(a)	27,900	460,908
Amgen, Inc.(a)	514,908	31,821,314
Apogent Technologies, Inc.(a)	10,800	248,832

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Drugs & Medical Supplies (cont’d.)
Bausch & Lomb, Inc.(b)	30,900	$1,603,710
Baxter International, Inc.(b)	365,900	11,167,268
Beckman Coulter, Inc.	33,800	1,718,054
Becton, Dickinson & Co.	159,300	6,553,602
Biogen Idec, Inc.(a)(b)	86,400	3,177,792
Boston Scientific Corp.(a)	110,600	4,065,656
C.R. Bard, Inc.(b)	67,000	5,443,750
Celgene Corp.(a)(b)	150,900	6,793,518
Cephalon, Inc.(a)(b)	32,900	1,592,689
Cytyc Corp.(a)	242,900	3,342,304
Gen-Probe, Inc.(a)(b)	33,500	1,221,745
Genzyme Corp.(a)(b)	12,300	606,882
Guidant Corp.	85,800	5,165,160
ICU Medical, Inc.(a)(b)	15,300	524,484
Johnson & Johnson(b)	694,198	35,862,269
Kensey Nash Corp.(a)	7,100	165,075
Lilly (Eli) & Co.	79,400	5,584,202
Medtronic, Inc.	65,300	3,174,233
Merck & Co., Inc.	789,800	36,488,760
Merit Medical Systems, Inc.(a)	88	1,959
Molecular Devices Corp.(a)	2,100	39,879
Pfizer, Inc.	1,431,165	50,563,059
PSS World Medical, Inc.	21,900	264,333
Respironics, Inc.(a)	9,500	428,355
Stryker Corp.	139,400	11,850,394
Techne Corp.(a)	26,700	1,008,726
Varian Medical Systems, Inc.(a)(b)	41,300	2,853,830
Ventana Medical Systems, Inc.(a)	1,400	55,160
VISX, Inc.(a)	41,600	963,040

		253,265,881

Electronics — 0.6%
AMETEK, Inc.	300	14,478
Amphenol Corp. (Class “A” Stock)(a)	1,500	95,895
Artesyn Technologies, Inc.(a)	6,800	57,936
C&D Technologies, Inc.	4,300	82,431
Daktronics, Inc.(a)	3,600	90,576
Emerson Electric Co.	32,300	2,091,425
Gentex Corp.(b)	54,700	2,415,552
Hubbell, Inc.	1,900	83,790
IDEXX Laboratories, Inc.(a)(b)	9,600	444,288
PerkinElmer, Inc.	83,600	1,427,052
QLogic Corp.(a)(b)	11,100	572,760
SanDisk Corp.(a)(b)	107,400	6,566,436
Sanmina-SCI Corp.(a)	228,100	2,876,341
Tech Data Corp.(a)	13,900	551,691
Texas Instruments, Inc.	33,800	993,044
Waters Corp.(a)(b)	87,600	2,904,816

		21,268,511

Financial Services — 6.8%
A.G. Edwards, Inc.(b)	49,700	1,800,631
Affiliated Managers Group, Inc.(a)	4,400	306,196
Ambac Financial Group, Inc.(b)	16,300	1,131,057
American Express Co.	63,900	3,081,897
Bear, Stearns & Co., Inc.(b)	166,300	13,295,685
Citigroup, Inc.	1,216,262	59,037,358
City Holding Co.(a)	2,200	77,000

SEE NOTES TO FINANCIAL STATEMENTS.

B28

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Financial Services (cont’d.)
Countrywide Credit Industries, Inc.(b)	70,133	$5,319,588
Doral Financial Corp.	77,400	2,498,472
Federal National Mortgage Assn.(b)	305,900	22,960,854
Federated Investors, Inc. (Class “B” Stock)	17,900	525,544
First Tennessee National Corp.	85,500	3,770,550
Goldman Sachs Group, Inc.(b)	66,100	6,526,053
J.P. Morgan Chase & Co.	815,910	29,968,374
John Hancock Financial Services, Inc.	153,000	5,737,500
Knight Trading Group, Inc.(a)(b)	50,100	733,464
Lehman Brothers Holdings, Inc.(b)	229,400	17,714,268
MBIA, Inc.	11,900	704,837
MBNA Corp.	227,650	5,657,103
Merrill Lynch & Co., Inc.	356,200	20,891,130
Moody’s Corp.(b)	80,300	4,862,165
Morgan Stanley(b)	44,490	2,574,636
NetBank, Inc.	5,700	76,095
New Century Financial Corp.(b)	83,149	3,298,521
Nuveen Investments (Class “A” Stock)	1,500	39,990
PNC Financial Services Corp.(b)	59,900	3,278,327
SLM Corp.	370,800	13,971,744
Washington Mutual, Inc.	508,100	20,384,972

		250,224,011

Food & Beverage — 2.6%
American States Water Co.	2,800	70,000
Anheuser Busch Cos., Inc.	381,200	20,081,616
Archer-Daniels-Midland Co.	68,179	1,037,684
Coca-Cola Co.	449,100	22,791,825
General Mills, Inc.(b)	184,500	8,357,850
Hershey Foods Corp.	1,100	84,689
International Multifoods Corp.(a)	5,700	102,600
Kellogg Co.(b)	4,500	171,360
Kroger Co.(a)(b)	413,400	7,652,034
Monsanto Co.(b)	227,242	6,540,025
Pepsi Bottling Group, Inc.	217,300	5,254,314
PepsiAmericas, Inc.	29,600	506,752
PepsiCo, Inc.	242,320	11,296,959
Ralcorp Holdings, Inc.(a)	2,400	75,264
Sara Lee Corp.	313,900	6,814,769
SUPERVALU, Inc.	62,000	1,772,580
Sysco Corp.(b)	16,900	629,187
Tyson Foods, Inc. (Class “A” Stock)	102,743	1,360,317
Whole Foods Market, Inc.(a)(b)	45,500	3,054,415

		97,654,240

Forest Products — 0.2%
Georgia-Pacific Corp.	86,300	2,646,821
Louisiana-Pacific Corp.(a)	171,700	3,069,996

		5,716,817

Gas Pipelines — 0.1%
Sempra Energy	143,673	4,318,810

Healthcare — 0.9%
AmSurg Corp.(a)	16,000	606,240
Anthem, Inc.(a)(b)	203,400	15,255,000
Apria Healthcare Group, Inc.(a)	45,300	1,289,691
Health Net, Inc.(a)(b)	48,300	1,579,410

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Healthcare (cont’d.)
Lincare Holdings, Inc.(a)(b)	125,300	$3,762,759
Manor Care, Inc.(b)	18,600	643,002
Sybron Dental Specialties, Inc.(a)	6,200	174,220
WellPoint Health Networks, Inc.(a)	92,800	9,000,672

		32,310,994

Hospital Management — 0.2%
Hillenbrand Industries, Inc.(b)	14,700	912,282
Humana, Inc.(a)	61,500	1,405,275
LifePoint Hospitals, Inc.(a)(b)	45,900	1,351,755
UnitedHealth Group, Inc.(b)	34,200	1,989,756
Universal Health Services, Inc. (Class “B” Stock)(a)(b)	30,900	1,659,948

		7,319,016

Household & Personal Care Products — 0.7%
Black & Decker Corp.	13,500	665,820
Chattem, Inc.(a)	6,500	116,350
Clorox Co.(b)	183,200	8,896,192
Kimberly-Clark Corp.	255,300	15,085,677

		24,764,039

Housing Related
Maytag Corp.	1,200	33,420

Insurance — 2.5%
ACE, Ltd.	164,600	6,817,732
AFLAC, Inc.	20,500	741,690
Allstate Corp.	315,900	13,590,018
American Financial Group, Inc.	22,100	584,766
American International Group, Inc.	460,735	30,537,516
AmerUs Group Co.(b)	19,300	674,921
Brown & Brown, Inc.(b)	30,700	1,001,127
First American Corp.	21,200	631,124
First Health Group Corp.(a)	59,200	1,152,032
LandAmerica Financial Group, Inc.	19,300	1,008,618
Lincoln National Corp.	6,900	278,553
MetLife, Inc.(b)	209,400	7,050,498
Odyssey Re Holdings Corp.	8,600	193,930
Old Republic International Corp.	44,700	1,133,592
Principal Financial Group, Inc.	179,800	5,945,986
SAFECO Corp.(b)	87,900	3,421,947
St. Paul Cos., Inc.(b)	168,500	6,681,025
Stewart Information Services Corp.	3,200	129,760
Torchmark Corp.	8,900	405,306
Travelers Property Casualty Corp. (Class “B” Stock)	479,639	8,139,474
UnumProvident Corp.(b)	185,270	2,921,708
W.R. Berkley Corp.	16,100	562,695
XL Capital Ltd. (Class “A” Stock)	7,400	573,870

		94,177,888

Leisure — 0.2%
Alliance Gaming Corp.(a)	5,000	123,250
AMC Entertainment, Inc.(a)	500	7,605
Argosy Gaming Co.(a)(b)	20,800	540,592
Aztar Corp.(a)	23,300	524,250
Brunswick Corp.	6,700	213,261
Marriott International, Inc.(b)	23,200	1,071,840
Marvel Enterprises, Inc.(a)(b)	52,900	1,539,919

SEE NOTES TO FINANCIAL STATEMENTS.

B29

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Leisure (cont’d.)
Park Place Entertainment Corp.(a)	163,000	$1,765,290
Station Casinos, Inc.	15,500	474,765

		6,260,772

Machinery — 0.2%
Albany International Corp. (Class “A” Stock)	13,400	454,260
Applied Industrial Technologies, Inc.	1,600	38,176
Caterpillar, Inc.(b)	73,900	6,135,178
Cummins, Inc.	24,500	1,199,030
Graco, Inc.	11,400	457,140
Harley-Davidson, Inc.(b)	4,100	194,873

		8,478,657

Manufacturing — 0.7%
Danaher Corp.(b)	133,200	12,221,100
Dover Corp.	18,400	731,400
Harman International Industries, Inc.(b)	78,400	5,800,032
Hasbro, Inc.(b)	93,900	1,998,192
Mattel, Inc.(b)	128,200	2,470,414
SCP Pool Corp.(a)	26,100	852,948
W.W. Grainger, Inc.	13,200	625,548

		24,699,634

Media — 2.2%
Clear Channel Communications, Inc.	129,300	6,055,119
Comcast Corp. (Special Class “A” Stock)(a)	211,882	6,964,561
Fox Entertainment Group, Inc.(a)	51,600	1,504,140
Gannett Co., Inc.	96,800	8,630,688
Hughes Electronics Corp.(a)	145,791	2,412,841
McGraw-Hill Cos., Inc.	110,900	7,754,128
Meredith Corp.(b)	17,300	844,413
News Corp. Ltd. (ADR) (Australia)	16,306	493,257
Time Warner, Inc.(a)(b)	1,053,650	18,955,164
Tribune Co.	42,400	2,187,840
Viacom, Inc. (Class “B” Stock)(a)	147,038	6,525,546
Walt Disney Co.(b)	758,200	17,688,806

		80,016,503

Metals – Non Ferrous — 0.4%
Alcoa, Inc.(b)	226,000	8,588,000
Phelps Dodge Corp.(a)(b)	63,300	4,816,497

		13,404,497

Metal – Steel
Commercial Metals Co.	4,300	130,720

Mineral Resources — 0.5%
Newmont Mining Corp.(b)	400,400	19,463,444
Peabody Energy Corp.	11,100	462,981

		19,926,425

Miscellaneous Consumer Growth — 0.1%
Energizer Holdings, Inc.(a)	62,900	2,362,524
FTD, Inc.(a)	400	9,856

		2,372,380

Office Equipment & Supplies
Hon Industries, Inc.	13,600	589,152

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Office Equipment & Supplies (cont’d.)
Imagistics International, Inc.(a)	800	$30,000
John H. Harland Co.	7,200	196,560
Xerox Corp.(a)(b)	41,300	569,940

		1,385,652

Oil & Gas — 3.8%
Amerada Hess Corp.	77,800	4,136,626
Anadarko Petroleum Corp.	171,700	8,758,417
Baker Hughes, Inc.	175,900	5,656,944
BJ Services Co.(a)	82,900	2,976,110
Burlington Resources, Inc.(b)	93,900	5,200,182
ChevronTexaco Corp.(b)	98,928	8,546,390
Conoco, Inc. (Class “B” Stock)(b)	234,767	15,393,672
Devon Energy Corp.	202,412	11,590,111
Exxon Mobil Corp.(b)	1,269,616	52,054,256
Kerr-McGee Corp.	12,800	595,072
Kinder Morgan, Inc.	89,800	5,307,180
Marathon Oil Corp.	108,500	3,590,265
Nabors Industries Ltd.(a)(b)	149,700	6,212,550
Newfield Exploration Co.(a)	27,800	1,238,212
Occidental Petroleum Corp.	164,700	6,956,928
PNM Resources, Inc.	10,400	292,240
Sunoco, Inc.	35,000	1,790,250
Unit Corp.(a)	26,400	621,720

		140,917,125

Pharmaceuticals — 1.5%
aaiPharma, Inc.(a)(b)	20,000	502,400
Bristol-Myers Squibb Co.	927,200	26,517,920
IMS Health, Inc.	24,000	596,640
Kos Pharmaceuticals, Inc.(a)(b)	19,700	847,888
Wyeth	619,000	26,276,550

		54,741,398

Photography — 0.3%
Eastman Kodak Co.(b)	396,300	10,173,021

Printing & Publishing
Glatfelter	700	8,715
Pulitzer, Inc.	2,100	113,400

		122,115

Railroads — 0.1%
Burlington Northern Sante Fe Corp.(b)	57,700	1,866,595
Union Pacific Corp.	26,900	1,869,012

		3,735,607

Real Estate Investment Trust — 0.1%
Bedford Property Investors, Inc.	2,600	74,438
Boykin Lodging Co.	4,800	43,920
Equity Office Properties Trust	161,300	4,621,245
Equity One, Inc.	9,100	153,608
National Health Investors, Inc.	2,200	54,736
Sizeler Property Investors, Inc.	4,000	42,840

		4,990,787

Restaurants — 0.2%
CBRL Group, Inc.	14,000	535,640
CEC Entertainment, Inc.(a)	12,100	573,419

SEE NOTES TO FINANCIAL STATEMENTS.

B30

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Restaurants (cont’d.)
McDonald’s Corp.	74,100	$1,839,903
P.F. Chang’s China Bistro, Inc.(a)(b)	30,700	1,562,016
Papa John’s International, Inc.(a)(b)	7,400	247,012
Yum! Brands, Inc.(a)	82,300	2,831,120

		7,589,110

Retail — 4.0%
7-Eleven, Inc.(a)	200	3,210
Aeropostale, Inc.(a)	23,700	649,854
Albertson’s, Inc.(b)	282,961	6,409,067
AnnTaylor Stores Corp.(a)(b)	23,700	924,300
AutoNation, Inc.(a)(b)	174,000	3,196,380
Bed Bath & Beyond, Inc.(a)	36,600	1,586,610
Best Buy Co., Inc.(a)	179,900	9,397,976
Burlington Coat Factory Warehouse Corp.	300	6,348
Costco Wholesale Corp.(a)	11,400	423,852
Dollar General Corp.	7,200	151,128
Electronics Boutique Holdings Corp.(a)	24,500	560,805
Federated Department Stores, Inc.(b)	200,800	9,463,704
Freds, Inc.(b)	26,700	827,166
Handleman Co.	2,000	41,060
Home Depot, Inc.	894,150	31,733,383
Hot Topic, Inc.(a)	21,100	621,606
Jones Apparel Group, Inc.	112,900	3,977,467
Limited Brands	197,600	3,562,728
Lowe’s Cos., Inc.(b)	78,800	4,364,732
May Department Stores Co.	6,900	200,583
Pacific Sunwear of California, Inc.(a)	180,100	3,803,712
PETsMART, Inc.	3,900	92,820
Pier 1 Imports, Inc.	8,000	174,880
Priceline.com, Inc.(a)	15,600	279,240
Radioshack Corp.(b)	11,200	343,616
Reebok International Ltd.(a)(b)	51,100	2,009,252
Rent-A-Center, Inc.(a)	21,600	645,408
Safeway, Inc.(a)(b)	280,500	6,145,755
Sears, Roebuck & Co.(b)	163,400	7,433,066
Wal-Mart Stores, Inc.	882,500	46,816,625
Winn-Dixie Stores, Inc.(a)(b)	76,500	761,175

		146,607,508

Schools — 0.6%
Apollo Group, Inc. (Class “A” Stock)(a)(b)	218,100	14,830,800
Corinthian Colleges, Inc.(a)(b)	39,500	2,194,620
Education Management Corp.(a)	66,000	2,048,640
ITT Educational Services, Inc.(a)	21,800	1,023,946
Renaissance Learning, Inc.(a)(b)	6,600	158,928
Sylvan Learning Systems, Inc.(a)	24,600	708,234

		20,965,168

Semiconductors — 3.1%
Altera Corp.(a)	726,800	16,498,360
Amkor Technology, Inc.(a)	108,000	1,966,680
Analog Devices, Inc.(a)	21,900	999,735
Cypress Semiconductor Corp.(a)(b)	367,500	7,849,800
Intel Corp.	2,078,900	66,940,580

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Semiconductors (cont’d.)
Linear Technology Corp.(b)	382,300	$16,083,361
Metrologic Instruments, Inc.(a)	1,000	27,000
PMC-Sierra, Inc.(b)	264,100	5,321,615
Standard Microsystems Corp.	1,700	43,010
Tektronix, Inc.(a)	11,300	357,080

		116,087,221

Telecommunications — 3.3%
Alltel Corp.	29,800	1,388,084
Anaren, Inc.(a)	2,300	32,476
Applied Signal Technology, Inc.	2,900	66,729
AT&T Corp.(b)	709,800	14,408,940
AT&T Wireless Services, Inc.(a)(b)	1,288,941	10,298,639
Avaya, Inc.(a)(b)	121,000	1,565,740
BellSouth Corp.	886,600	25,090,780
Centurytel, Inc.	85,400	2,785,748
Crown Castle International Corp.(a)(b)	95,600	1,054,468
Intrado, Inc.(a)	20,600	452,170
Nextel Communications, Inc. (Class “A” Stock)(a)	599,900	16,833,194
Nextel Partners, Inc.(a)	188,200	2,531,290
Plantronics, Inc.(a)(b)	29,200	953,380
QUALCOMM, Inc.(b)	77,300	4,168,789
RF Micro Devices, Inc.(a)(b)	517,600	5,201,880
SBC Communications, Inc.	283,550	7,392,148
Sprint Corp.(b)	531,300	8,723,946
UTStarcom, Inc.(a)(b)	222,900	8,262,903
Verizon Communications	329,588	11,561,947
Western Wireless Corp.(a)	59,000	1,083,240

		123,856,491

Tobacco — 0.5%
Altria Group, Inc.	230,000	12,516,600
R.J. Reynolds Tobacco Holdings, Inc.(b)	101,500	5,902,225

		18,418,825

Trucking & Shipping — 0.4%
J.B. Hunt Transport Services, Inc.(a)(b)	120,000	3,241,200
Knight Transportation, Inc.(a)	9,300	238,545
United Parcel Service, Inc. (Class “B” Stock)(b)	168,700	12,576,585

		16,056,330

Utilities – Electric — 1.1%
Alliant Energy Corp.	16,300	405,870
Cleco Corp.	4,400	79,112
Constellation Energy Group, Inc.(b)	50,700	1,985,412
Dominion Resources, Inc.(b)	14,700	938,301
DTE Energy Co.(b)	8,900	350,660
Edison International(a)(b)	271,500	5,953,995
Entergy Corp.	76,900	4,393,297
Exelon Corp.	191,800	12,727,848
NiSource, Inc.(b)	154,400	3,387,536
PPL Corp.(b)	133,800	5,853,750
Public Service Enterprise Group, Inc.(b)	12,800	560,640

SEE NOTES TO FINANCIAL STATEMENTS.

B31

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Utilities – Electric (cont’d.)
TXU Corp.(b)	187,000	$4,435,640
Weststar Energy, Inc.	28,100	569,025

		41,641,086

Utilities – Gas
Southern Union Co.(a)(b)	7,400	136,160
UGI Corp.	2,500	84,750

		220,910

Waste Management
Republic Services, Inc.	5,100	130,713

Wire & Cable
Encore Wire Corp.(a)	600	10,626

TOTAL COMMON STOCKS (cost $2,196,433,925)		2,469,445,013

CONTINGENT VALUE OBLIGATION
Progress Energy, Inc.(a)(g) (cost $4,459)	9,100	0

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)
LONG-TERM BONDS — 21.8%
Aerospace — 0.3%
General Dynamics Corp., Sr. Notes
4.50%	08/15/10	A2	$2,125	$2,171,907
Lockheed Martin Corp., Gtd. Notes
7.70%	06/15/08	Baa2	2,800	3,251,755
Northrop Grumman Corp., Notes
7.125%	02/15/11	Baa3	3,500	4,048,055
Raytheon Co., Notes
4.50%	11/15/07	Baa3	370	375,144
8.30%	03/01/10	Baa3	1,400	1,679,871
United Technologies Corp., Notes
6.35%	03/01/11	A2	825	921,692

				12,448,424

Airlines — 0.1%
Continental Airlines, Inc., Pass-thru Certs.
6.648%	09/15/17	Baa3	516	503,903
Delta Air Lines, Inc., Pass-thru Certs.
7.111%	09/18/11	Baa2	430	433,601
7.57%	11/18/10(b)	Baa2	905	937,529

				1,875,033

Asset Backed Securities — 0.2%
Lehman Brothers, Inc. TRAINS HY-1-2003(f)
8.685%	05/15/13	B1	707	781,074
MBNA Master Credit Card Trust Ser. 1999-J, Cl. A
7.00%	02/15/12	Aaa	1,830	2,115,267
Ser. 2000-E, Cl. A
7.80%	10/15/12	Aaa	2,940	3,542,645

				6,438,986

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Automobiles & Trucks — 0.2%
Auburn Hills Trust, Debs.
12.375%	05/01/20	A3	$850	$1,224,694
DaimlerChrysler NA Holdings Corp., Notes
6.50%	11/15/13	A3	940	990,205
Equus Cayman Finance Ltd., Notes
5.50%	09/12/08	Ba1	315	319,380
Ford Motor Co., Notes(b)
7.45%	07/16/31	Baa1	3,055	3,087,142
Hyundai Motor Manufacturing LLC, Gtd. Notes
5.30%	12/19/08	Ba1	500	501,496
General Motors Corp., Notes
7.20%	01/15/11(b)	Baa1	580	637,702
8.375%	07/15/33(b)	Baa1	1,085	1,259,482
Lear Corp., Gtd. Notes(b)
8.11%	05/15/09	Ba1	770	905,712

				8,925,813

Banks and Savings & Loans — 0.2%
Bank One Corp., Sub. Notes
7.875%	08/01/10	A1	2,250	2,702,725
Wachovia Bank NA, Sub. Notes
7.80%	08/18/10	Aa3	2,100	2,533,589
Wells Fargo Bank, Sub. Notes
6.45%	02/01/11	Aa1	2,000	2,245,682

				7,481,996

Cable & Pay Television Systems — 0.2%
Continental Cablevision, Inc., Sr. Notes
8.30%	05/15/06	Baa3	4,000	4,484,720
Cox Communications, Inc., Notes
4.625%	06/01/13	Baa2	635	612,203
7.125%	10/01/12(b)	Baa2	1,035	1,193,782
Rogers Cablesystems, Inc. (Canada), Sr. Notes
10.00%	03/15/05	Ba2	1,750	1,876,875

				8,167,580

Chemicals — 0.1%
Dow Chemical Co., Notes
5.75%	11/15/09	A3	300	321,195
5.97%	01/15/09	A3	390	419,561
6.00%	10/01/12(b)	A3	700	736,845
Eastman Chemical Co., Notes
7.00%	04/15/12	Baa2	445	491,649
ICI Wilmington, Inc., Gtd. Notes
5.625%	12/01/13	Baa3	720	723,467

				2,692,717

Collateralized Mortgage Obligations — 1.0%
Bank of America Commercial Mortgage, Inc.
4.873%	03/11/41	AAA(e)	1,800	1,825,238
Greenwich Capital Commercial Funding Corp.
4.533%	12/05/12	AAA(e)	6,880	6,905,352
J.P. Morgan Commercial Mortgage Finance Corp.
5.255%	07/12/37	Aaa	2,100	2,164,597
7.371%	08/15/32	Aaa	8,250	9,564,363
KeyCorp
7.727%	05/17/32	Aaa	9,000	10,576,203

SEE NOTES TO FINANCIAL STATEMENTS.

B32

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Collateralized Mortgage Obligations (cont’d.)
LB-UBS Commercial Mortgage Trust
4.83%	11/15/27	Aaa	$1,460	$1,485,672
PNC Mortgage Acceptance Corp.
7.33%	12/10/32	AAA(e)	2,100	2,421,460
Washington Mutual, Inc.
4.38%	12/25/32	Aaa	2,000	2,006,700
5.51%	04/26/32(h)	Aaa	1,815	1,841,745

				38,791,330

Commercial Services
Equifax, Inc., Notes
4.95%	11/01/07	Baa1	320	334,693

Computers
Hewlett-Packard Co., Notes
7.15%	06/15/05	A3	240	258,030
International Business Machines Corp., Debs.(b)
5.875%	11/29/32	A1	1,150	1,157,110

				1,415,140

Computer Services — 0.1%
Computer Associates International, Inc., Sr. Notes
6.375%	04/15/05	Baa3	575	601,079
Computer Sciences Corp., Notes
6.75%	06/15/06	A2	290	318,029
Electronic Data Systems Corp., Notes
6.00%	08/01/13	Baa3	840	825,413
6.85%	10/15/04(b)	Baa3	390	403,597

				2,148,118

Construction
CRH America, Inc., Gtd. Notes
5.30%	10/15/13	Baa1	1,000	1,008,997
6.40%	10/15/33	Baa1	500	511,364

				1,520,361

Containers — 0.1%
Pactiv Corp., Debs.
7.95%	12/15/25	Baa2	2,050	2,439,568
Sealed Air Corp., Notes
5.625%	07/15/13	Baa3	380	388,850
6.875%	07/15/33	Baa3	280	296,379
8.75%	07/01/08	Baa3	190	226,382

				3,351,179

Diversified Operations — 0.1%
Bombardier, Inc. (Canada), Notes(b)
6.75%	05/01/12	Baa3	1,095	1,196,288
Cendant Corp., Notes
6.875%	08/15/06	Baa1	1,320	1,448,227
Honeywell International, Inc., Bonds
6.125%	11/01/11	A2	1,095	1,204,071

				3,848,586

Drugs & Medical Supplies — 0.3%
Bristol-Myers Squibb Co., Notes
5.75%	10/01/11	A1	555	599,745
Columbia / HCA Healthcare Corp., Notes
6.91%	06/15/05	Ba1	1,015	1,069,170

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Drugs & Medical Supplies (cont’d.)
Pharmacia Corp., Debs.
6.50%	12/01/18	Aaa	$1,550	$1,801,058
6.75%	12/15/27	Aaa	2,215	2,535,717
Schering Plough Corp., Notes
5.30%	12/01/13(b)	A3	1,365	1,388,818
6.50%	12/01/33	A3	500	520,118
Wyeth, Notes
5.50%	02/01/14(b)	Baa1	1,835	1,855,947
6.45%	02/01/24	Baa1	650	666,123

				10,436,696

Financial Services — 1.2%
Boeing Capital Corp., Sr. Notes(b)
6.10%	03/01/11	A3	925	998,372
Bunge Ltd. Finance Corp., Notes
5.875%	05/15/13	Baa3	1,345	1,361,304
Capital One Bank Corp., Notes
6.50%	07/30/04	Baa2	300	308,242
6.50%	06/13/13	Baa3	700	733,889
6.875%	02/01/06(b)	Baa2	1,540	1,665,969
Capital One Financial Corp., Notes
6.25%	11/15/13	Baa3	540	553,603
CIT Group, Inc., Sr. Notes
5.50%	11/30/07	A2	990	1,059,970
Citigroup, Inc., Notes
5.625%	08/27/12	Aa2	2,800	2,955,797
6.00%	10/31/33(b)	Aa2	935	934,904
6.625%	06/15/32(b)	Aa2	515	557,893
Credit Suisse First Boston USA, Inc., Notes(b)
5.50%	08/15/13	Aa3	1,740	1,793,096
ERAC USA Finance Co., Bonds(d)
6.95%	03/01/04	Baa1	7,500	7,560,705
Ford Motor Credit Co., Notes(b)
7.00%	10/01/13	A3	2,390	2,520,683
General Electric Capital Corp., Notes
5.875%	02/15/12	Aaa	160	171,957
6.125%	02/22/11	Aaa	3,230	3,553,375
6.75%	03/15/32	Aaa	2,100	2,324,954
General Motors Acceptance Corp., Sr. Unsub. Notes
5.85%	01/14/09(b)	A3	2,800	2,965,152
6.125%	01/22/08	A3	575	617,113
6.875%	08/28/12(b)	A3	1,115	1,199,546
HBOS PLC (United Kingdom), Sub. Notes(b)
6.00%	11/01/33	Aa3	1,110	1,103,478
Household Finance Corp., Notes
6.375%	11/27/12	A1	155	170,043
6.75%	05/15/11	A1	430	484,070
7.00%	05/15/12	A1	1,300	1,482,478
J.P. Morgan Chase & Co.
Sr. Notes
4.50%	11/15/10	A1	740	745,881
5.25%	05/30/07	A1	210	224,158
Sub. Notes
6.50%	01/15/09	A2	1,100	1,221,856
John Deere Capital Corp., Notes(b)
7.00%	03/15/12	A3	1,675	1,929,582

SEE NOTES TO FINANCIAL STATEMENTS.

B33

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Financial Services (cont’d.)
Lehman Brothers Holdings, Inc., Notes
6.625%	01/18/12	A1	$1,670	$1,884,622
Morgan Stanley Group, Inc., Notes(b)
3.625%	04/01/08	Aa3	1,005	1,006,420
Santander Central Hispano Issuances, Bank Gtd. Notes
7.625%	09/14/10	Aa3	695	823,869
UFJ Finance Aruba AEC (Aruba), Bank Gtd. Notes
6.75%	07/15/13	Baa1	1,035	1,103,826

				46,016,807

Food & Beverage — 0.5%
Anheuser Busch Cos., Inc., Sr. Notes
6.00%	04/15/11	A1	1,530	1,702,001
Cadbury Schweppes US Finance, Notes
3.875%	10/01/08(b)	Baa2	810	806,322
5.125%	10/01/13	Baa2	860	854,400
ConAgra Foods, Inc., Notes
7.875%	09/15/10	Baa1	650	775,560
General Mills, Inc., Notes
5.125%	02/15/07	Baa2	350	371,790
Kellogg Co., Notes
6.60%	04/01/11	Baa2	1,875	2,101,298
Kraft Foods, Inc., Notes
4.625%	11/01/06(b)	A3	2,700	2,817,526
5.25%	06/01/07	A3	300	319,171
5.625%	11/01/11	A3	2,400	2,528,750
Miller Brewing Co., Notes
5.50%	08/15/13	Baa1	655	669,176
SABMiller PLC (United Kingdom), Bonds
6.625%	08/15/33	Baa1	950	1,004,356
Safeway, Inc., Notes
2.50%	11/01/05	Baa2	1,400	1,386,442
Tyson Foods, Inc., Notes
6.625%	10/17/05	Baa3	375	391,797
7.25%	10/01/06	Baa3	405	443,812
Unilever Capital Corp., Gtd. Notes
5.90%	11/15/32	A1	860	862,063

				17,034,464

Forest Products & Paper — 0.1%
MeadWestvaco Corp., Notes
2.75%	12/01/05	Baa2	1,010	1,001,463
Weyerhaeuser Co., Notes
5.50%	03/15/05(b)	Baa2	660	687,097
7.375%	03/15/32	Baa2	665	723,056

				2,411,616

Insurance
Axa (France), Sub. Notes
8.60%	12/15/30	A3	155	195,376
Commerce Group, Inc., Notes
5.95%	12/09/13	Baa2	335	339,743
Metlife, Inc., Sr. Notes
6.125%	12/01/11	A2	335	365,350
RLI Corp., Sr. Notes
5.95%	01/15/14	Baa3	400	398,300

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Insurance (cont’d.)
Royal & Sun Alliance Insurance Group PLC (United Kingdom), Gtd. Notes(b)
8.95%	10/15/29	Ba2	$255	$247,957
UnumProvident Corp., Sr. Notes
7.625%	03/01/11	Baa3	185	203,802

				1,750,528

Leisure & Tourism — 0.1%
Carnival Corp., Gtd. Notes(b)
3.75%	11/15/07	A3	1,445	1,447,582
Carnival PLC, Gtd. Notes
7.30%	06/01/07	Baa3	260	288,891
Harrahs Casinos Co., Inc., Gtd. Notes(b)
7.875%	12/15/05	Ba1	975	1,060,313

				2,796,786

Machinery — 0.1%
Caterpillar, Inc., Debs.
7.25%	09/15/09	A2	1,900	2,222,941

Media — 0.4%
Clear Channel Communications, Inc., Sr. Notes
4.40%	05/15/11	Baa3	910	888,546
8.00%	11/01/08	Ba1	575	665,562
Comcast Corp., Notes
5.30%	01/15/14(b)	Baa3	1,500	1,495,019
7.05%	03/15/33(b)	Baa3	560	609,175
Liberty Media Corp., Sr. Notes(b)
5.70%	05/15/13	Baa3	850	859,575
News America Holdings, Gtd. Notes
8.50%	02/15/05	Baa3	1,350	1,437,062
News America, Inc., Gtd. Notes
7.625%	11/30/28	Baa3	1,050	1,216,273
Time Warner, Inc., Gtd. Notes(d)
7.625%	04/15/31	Baa1	2,600	2,999,797
United News & Media PLC, Notes(d) (United Kingdom)
7.25%	07/01/04	Baa2	3,180	3,235,081
Viacom, Inc., Gtd. Notes(b)
7.875%	07/30/30	A3	865	1,075,999
Walt Disney Co., Sr. Notes
5.375%	06/01/07	Baa1	225	240,589
6.75%	03/30/06	Baa1	1,016	1,105,048

				15,827,726

Metals — Non Ferrous
Alcan, Inc., Notes
5.20%	01/15/14	Baa1	390	394,204
6.125%	12/15/33(b)	Baa1	900	905,483

				1,299,687

Municipals — 0.2%
Illinois St., Taxable Pension, G.O.
5.10%	06/01/33	Aa3	6,780	6,201,530

Oil & Gas — 0.4%
B.J. Services Co., Sr. Notes
7.00%	02/01/06	Baa2	4,000	4,273,820
Chesapeake Energy Corp., Gtd. Notes
8.125%	04/01/11	Ba3	24	26,164

SEE NOTES TO FINANCIAL STATEMENTS.

B34

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Oil & Gas (cont’d.)
Conoco, Inc., Sr. Notes
6.95%	04/15/29	A3	$570	$646,402
ConocoPhillips, Notes
8.75%	05/25/10	A3	2,505	3,129,249
Devon Financing Corp., Gtd. Notes(b)
6.875%	09/30/11	Baa2	190	215,446
Halliburton Co., Notes
2.656%	10/17/05(h)	Baa2	380	384,133
5.50%	10/15/10	Baa2	880	920,319
7.60%	08/15/96	Baa2	210	226,975
Kerr-McGee Corp., Gtd. Notes
5.875%	09/15/06	Baa3	930	997,983
Marathon Oil Corp., Notes(b)
6.125%	03/15/12	Baa1	450	486,651
Occidental Petroleum Corp., Sr. Notes
6.75%	01/15/12(b)	Baa1	735	828,994
7.65%	02/15/06(b)	Baa1	2,800	3,068,271
Suncor Energy, Inc., Bonds
5.95%	12/01/34	A3	445	441,734

				15,646,141

Oil & Gas Exploration/Production — 0.4%
Anadarko Finance Co., Gtd. Notes
7.50%	05/01/31	Baa1	220	257,725
Devon Energy Corp., Sr. Notes
2.75%	08/01/06	Baa2	2,390	2,391,111
Parker & Parsley Petroleum Co., Sr. Notes
8.875%	04/15/05	Ba1	2,725	2,916,429
Pemex Project Funding Master Trust, Notes
7.875%	02/01/09	Baa1	1,750	1,975,750
8.50%	02/15/08	Baa1	1,430	1,630,200
Petroleos Mexicanos (Mexico)
9.25%	03/30/18	Baa1	850	990,250
9.50%	09/15/27(b)	Baa1	2,200	2,618,000
Transocean, Inc., Notes
7.50%	04/15/31	Baa2	145	166,050
Valero Energy Corp., Notes
6.875%	04/15/12	Baa3	1,530	1,693,097
Woodside Petroleum Ltd., Notes
5.00%	11/15/13	Baa1	1,400	1,403,121

				16,041,733

Real Estate Investment Trust — 0.4%
EOP Operating LP, Notes
6.50%	06/15/04	Baa1	6,000	6,132,312
ERP Operating LP, Notes
6.63%	04/13/05	Baa1	1,650	1,748,550
7.10%	06/23/04(d)	Baa1	2,375	2,433,560
Felcor Suites LP, Gtd. Notes(b)
7.375%	10/01/04	B1	220	225,225
Simon Debartolo Group, Inc., Notes
6.75%	06/15/05	Baa2	5,000	5,323,120

				15,862,767

Retail — 0.3%
Albertson’s, Inc., Sr. Notes(b)
7.50%	02/15/11	Baa2	565	647,690

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Retail (cont’d.)
Kroger Co., Gtd. Notes
7.25%	06/01/09	Baa3	$3,400	$3,873,331
May Department Stores Co., Notes
6.90%	01/15/32	Baa1	215	231,561
Saks, Inc., Gtd. Notes
7.00%	12/01/13	B1	18	18,360
Target Corp., Notes
5.95%	05/15/06	A2	1,000	1,080,919
7.50%	07/15/06	A2	1,150	1,289,602
Toys “R” Us, Inc., Notes(b)
7.375%	10/15/18	Baa3	150	149,894
Wal-Mart Stores, Inc., Sr. Notes
6.875%	08/10/09	Aa2	1,540	1,774,156
7.55%	02/15/30	Aa2	1,005	1,236,840

				10,302,353

Structured Notes — 0.1%
DJ TRAC-X NA HY S2 T1(b)
7.375%	03/25/09	Ba3	950	990,375
DJ TRAC-X NA HY S2 T2(b)
6.05%	03/25/09	Ba3	1,000	1,023,750

				2,014,125

Telecommunications — 0.9%
AT&T Corp., Sr. Notes
7.25%	11/15/06	Baa2	620	685,619
8.75%	11/15/31	Baa2	645	753,723
AT&T Wireless Services, Inc., Sr. Notes
7.35%	03/01/06	Baa2	1,756	1,920,235
8.75%	03/01/31	Baa2	539	665,034
British Telecom PLC, Bonds (United Kingdom)
7.00%	05/23/07	Baa1	1,265	1,413,005
8.625%	12/15/30	Baa1	1,065	1,392,598
CenturyTel, Inc., Sr. Notes
7.875%	08/15/12	Baa2	1,100	1,302,869
Citizens Communications Co., Notes
8.50%	05/15/06(b)	Baa2	1,725	1,883,461
9.25%	05/15/11	Baa2	400	472,897
Deutsche Telekom International Finance BV, Gtd. Notes (Netherlands)
5.25%	07/22/13(b)	Baa3	2,310	2,333,606
8.75%	06/15/30	Baa3	300	383,228
9.25%	06/01/32	Baa3	80	109,771
INTELSAT, Notes
6.50%	11/01/13	Baa3	750	782,545
Koninlijke (Royal) KPN NV, Sr. Notes (Netherlands)(b)
8.00%	10/01/10	Baa1	1,720	2,057,579
Sprint Capital Corp., Gtd. Notes
6.875%	11/15/28	Baa3	2,195	2,141,951
Telecom de Puerto Rico, Gtd. Notes
6.65%	05/15/06	Baa1	2,700	2,926,430
6.80%	05/15/09	Baa1	3,065	3,426,477
Telecom Italia Capital, Gtd. Notes
5.25%	11/15/13	Baa2	1,325	1,327,638
Telefonica Europe BV, Gtd. Notes (Netherlands)
7.75%	09/15/10	A3	1,150	1,365,319
Telus Corp., Notes
8.00%	06/01/11	Ba1	1,255	1,467,455

SEE NOTES TO FINANCIAL STATEMENTS.

B35

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Telecommunications (cont’d.)
Verizon Global Funding Corp., Notes(b)
7.75%	12/01/30	A2	$1,165	$1,368,537
Vondafone Group PLC, Notes (United Kingdom)
5.00%	12/16/13	A2	940	936,114
7.75%	02/15/10	A2	800	948,156

				32,064,247

Tobacco — 0.1%
Altria Group, Inc., Notes
5.625%	11/04/08	Baa2	1,510	1,549,017
7.65%	07/01/08	Baa2	600	664,082

				2,213,099

Transportation — 0.1%
Norfolk Southern Corp., Bonds
7.80%	05/15/27	Baa1	1,475	1,771,556
Union Pacific Corp., Notes
6.625%	02/01/08	Baa2	1,390	1,542,948
6.65%	01/15/11	Baa2	515	574,336

				3,888,840

Utilities — 0.6%
Arizona Public Service Co., Notes
7.625%	08/01/05	Baa1	5,000	5,390,775
CenterPoint Energy Houston Electric LLC, Notes
5.70%	03/15/13	Baa2	740	773,301
6.95%	03/15/33	Baa2	590	653,579
7.875%	04/01/13	Ba1	620	701,900
Consumers Energy Co., First Mtge.
5.375%	04/15/13	Baa3	325	326,503
Dominion Resources, Inc., Sr. Notes
5.125%	12/15/09	Baa1	970	1,012,472
Energy East Corp., Notes
6.75%	09/15/33	Baa2	630	661,041
FirstEnergy Corp., Notes(b)
7.375%	11/15/31	Baa2	735	751,888
Florida Power & Light Co.
5.95%	10/01/33	Aa3	610	624,817
Hydro-Quebec (Canada)
8.00%	02/01/13	A1	1,500	1,866,685
NiSource Finance Corp., Gtd. Notes
7.625%	11/15/05	Baa3	600	655,498
Oncor Electric Delivery Co., Debs.
6.375%	01/15/15	Baa1	345	375,060
7.00%	09/01/22	Baa2	510	561,864
7.25%	01/15/33	Baa1	250	284,396
PacifiCorp, First Mtge.
5.45%	09/15/13	A3	300	311,245
Pepco Holdings, Inc., Notes
5.50%	08/15/07	Baa2	565	604,388
Pinnacle One Partners LP, Sr. Notes
8.83%	08/15/04	Ba2	4,100	4,248,625
PPL Electric Utilities, Second Mtge.
6.25%	08/15/09	Baa1	1,500	1,656,613
PSE&G Power LLC, Gtd. Notes
6.95%	06/01/12(b)	Baa1	685	772,533
7.75%	04/15/11	Baa1	180	211,865

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
Utilities (cont’d.)
Xcel Energy, Inc., Sr. Notes
3.40%	07/01/08	Baa3	$605	$590,828
7.00%	12/01/10	Baa3	190	215,451

				23,251,327

Foreign Government Bonds — 0.1%
Quebec Province, Debs. (Canada)
5.75%	02/15/09	A1	500	546,682
6.125%	01/22/11	A1	395	440,307
Republic of Italy (Italy)
5.375%	06/15/33(b)	AA(e)	800	770,579
6.00%	02/22/11	AA(e)	390	434,740

				2,192,308

Waste Management — 0.1%
Waste Management, Inc., Gtd. Notes
7.75%	05/15/32	Baa3	1,800	2,121,181

Mortgage Backed Securities — 9.1%
Federal Home Loan Mortgage Corp.
4.50%	TBA		4,000	3,998,752
5.50%	TBA		8,000	8,095,000
6.00%	TBA		7,000	7,231,875
6.50%	05/01/14-09/01/14(j)		1,275	1,350,828
7.00%	10/01/32(j)		626	662,664
7.00%	TBA		13,000	13,751,556
Federal National Mortgage Assn.
4.208%	04/01/33(h)(j)		2,374	2,400,838
4.50%	TBA		8,500	8,507,973
5.00%	TBA		65,000	65,461,269
5.173%	07/01/33(h)(j)		3,975	4,081,438
5.50%	03/01/16-06/01/23(j)		5,151	5,317,508
5.50%	TBA		58,000	58,743,096
6.00%	05/15/11-04/01/33(b)		21,984	23,769,073
6.00%	TBA		39,300	40,666,613
6.50%	07/01/17-11/01/33(j)		9,778	10,256,822
6.50%	TBA		10,500	10,979,063
7.00%	08/01/11-06/01/32(j)		2,642	2,811,399
7.00%	TBA		3,000	3,176,250
7.25%	01/15/10(b)		23,355	27,536,386
7.50%	06/01/12-05/01/32(j)		5,348	5,717,162
7.50%	TBA		6,500	6,944,847
Government National Mortgage Assn.
5.50%	08/15/33		1,004	1,022,053
5.50%	TBA		3,500	3,557,967
6.50%	10/15/23-08/15/32(j)		19,506	20,607,780
8.00%	01/15/24-04/15/25(j)		1,043	1,140,998

				337,789,210

U.S. Government Agency Obligations — 3.7%
Federal Home Loan Mortgage Corp.
3.625%	09/15/08		2,820	2,838,660
5.625%	03/15/11		2,155	2,341,940
5.75%	01/15/12(b)		250	272,348

SEE NOTES TO FINANCIAL STATEMENTS.

B36

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
LONG-TERM BONDS (Continued)
U.S. Government Agency Obligations (cont’d.)
Federal National Mortgage Assn.
3.25%	08/15/08(b)		$8,905	$8,834,152
5.25%	08/01/12(b)		6,535	6,700,865
5.50%	07/18/12(b)		7,200	7,374,420
6.625%	09/15/09		4,195	4,796,894
United States Treasury Bonds
5.375%	02/15/31		1,200	1,251,422
6.00%	02/15/26		1,160	1,284,926
8.125%	08/15/21(b)		760	1,036,480
8.875%	08/15/17		3,315	4,694,869
9.25%	02/15/16		5,820	8,353,749
United States Treasury Notes
1.625%	09/30/05(b)		10,000	9,996,090
1.875%	11/30/05(b)		22,540	22,582,262
1.875%	12/31/05		1,025	1,025,681
2.00%	05/15/06(b)		9,610	9,611,874
2.375%	08/15/06(b)		8,595	8,641,335
2.625%	11/15/06(b)		14,715	14,844,904
4.25%	11/15/13		1,800	1,798,031
United States Treasury Strips, P/O
Zero	05/15/18		20,215	9,598,587
Zero	05/15/19(b)		15,225	6,772,217
Zero	02/15/25		760	236,685
Zero	05/15/26		7,500	2,170,433

				137,058,824

TOTAL LONG-TERM BONDS (cost $788,543,066)				805,884,892

TOTAL LONG-TERM INVESTMENTS (cost $2,984,981,450)				3,275,329,905

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
SHORT-TERM INVESTMENTS — 37.5%
Commercial Paper — 5.0%
Hartford Financial Services Group, Inc.(c)
1.20%	02/06/04	P-1	$26,439	$26,407,273
Kraft Foods, Inc.(c)(i)
1.28%	02/11/04	P-1	15,000	14,978,133
Reed Elsevier, Inc.(c)(i)
1.20%	01/30/04	P-1	15,000	14,985,500
1.22%	01/13/04	P-1	29,550	29,537,983
1.22%	02/11/04	P-1	10,000	9,986,106
1.22%	02/17/04	P-1	10,000	9,984,072
Sara Lee Corp.(c)(i)
1.15%	02/09/04	P-1	30,000	29,960,709
1.15%	02/10/04	P-1	35,000	34,956,396
1.15%	02/11/04	P-1	15,000	14,980,834

				185,777,006

U.S. Government Agency Obligation — 0.7%
United States Treasury Bills(d)(i)
0.87%	03/18/04		25,400	25,352,735

	Shares
Mutual Fund — 31.8%
Dryden Core Investment Fund —Taxable Money Market Series (cost $1,174,109,329; Note 4)(c)	1,174,109,329	1,174,109,329

TOTAL SHORT-TERM INVESTMENTS (cost $1,385,239,070)		1,385,239,070

TOTAL INVESTMENTS — 126.2% (cost $4,370,220,520; Note 6)		4,660,568,975
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(k)		(142,319)
LIABILITIES IN EXCESS OF OTHER ASSETS — (26.2)%		(966,850,174)

TOTAL NET ASSETS — 100%		$3,693,576,482

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt
G.O.	General Obligation
NR	Not rated by Moody’s or Standard and Poor’s.
TBA	Securities purchased on a forward commitment basis.

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $715,225,407; cash collateral $740,622,610 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Standard & Poor’s rating.

(f)	A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed. Rate shown reflects the weighted average rate of the underlying securities as of December 31, 2003.

(g)	Indicates a fair valued security.

(h)	Indicates a variable rate security.

(i)	Rate quoted represents yield-to-maturity as of purchase date.

SEE NOTES TO FINANCIAL STATEMENTS.

B37

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

(j)	Security segregated as collateral for TBA’s.

(k)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
Long Positions:
671	S&P 500 Index	Mar 04	$178,564,787	$186,303,150	$7,738,363
422	S&P MidCap 400 Index	Mar 04	117,562,275	121,546,550	3,984,275
62	U.S. Treasury Bonds	Mar 04	6,747,222	6,777,375	30,153
684	U.S. Treasury 5Yr Notes	Mar 04	76,112,060	76,351,500	239,440

					11,992,231

Short Positions:
291	U.S. Treasury 10Yr Notes	Mar 04	32,460,014	32,669,297	(209,283)
44	U.S. Treasury 2Yr Notes	Mar 04	9,380,819	9,418,063	(37,244)

					(246,527)

					$11,745,704

SEE NOTES TO FINANCIAL STATEMENTS.

B38

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 95.7%
COMMON STOCKS	Shares	Value (Note 2)
Australia — 2.7%
Amcor, Ltd.(b)	763,300	$4,750,396
BHP Billiton, Ltd.	880,067	8,083,025
Rio Tinto, Ltd.	174,846	4,900,643

		17,734,064

Brazil — 1.1%
Companhia de Bebidas das Americas, ADR	132,300	3,374,973
Unibanco — Uniao de Bancos Brasileiros SA, ADR(b)	164,900	4,114,255

		7,489,228

Finland — 0.4%
Nokia Oyj	142,400	2,462,540

France — 2.2%
Total SA	77,385	14,387,657

Republic of Germany — 4.3%
Deutsche Boerse AG	144,598	7,906,553
SAP AG, ADR(b)	290,200	12,060,712
Siemens AG	111,700	8,946,697

		28,913,962

Hong Kong — 1.2%
Cosco Pacific, Ltd.	6,326,000	8,311,087

Ireland — 1.5%
Anglo Irish Bank Corp., PLC	631,400	9,963,174

Israel — 1.2%
Teva Pharmaceutical Industries, Ltd., ADR(b)	136,500	7,740,915

Italy — 2.1%
Eni SpA	393,500	7,425,268
Riunione Adriatica di Sicurta SpA	398,843	6,791,592

		14,216,860

Japan — 10.3%
Aoyama Trading Co., Ltd.	608,300	12,033,181
Canon, Inc.	122,000	5,680,508
Mitsubishi Corp.(b)	1,389,000	14,723,374
Mitsubishi Tokyo Financial Group, Inc.	320	2,496,221
Mitsui Mining & Smelting Co., Ltd.	2,221,000	9,222,217
Sumitomo Mitsui Financial Group, Inc.	435	2,317,673
Sumitomo Realty & Development Co., Ltd.	1,419,000	12,499,169
Taisei Corp.	2,729,000	9,981,973

		68,954,316

Netherlands — 1.0%
ING Groep NV	296,300	6,910,419

South Korea — 1.6%
Samsung Electronics Co., Ltd.	27,800	10,522,702

Spain — 2.2%
Banco Popular Espanol SA(b)	121,649	7,257,808
Telefonica SA(a)	501,782	7,367,224

		14,625,032

Switzerland — 4.0%
Novartis AG, ADR	174,700	8,016,983

COMMON STOCKS
(Continued)	Shares	Value (Note 2)
Switzerland (cont’d.)
Roche Holding AG, ADR	96,300	$9,713,704
UBS AG	126,800	8,684,018

		26,414,705

Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	4,655,880	8,708,347

United Kingdom — 12.5%
AstraZeneca PLC, ADR(b)	147,100	7,116,698
Exel PLC	1,204,502	15,923,838
GKN PLC	1,303,246	6,229,130
HSBC Holdings PLC	541,400	8,509,470
Reckitt Benckiser PLC	243,900	5,518,850
Royal Bank of Scotland Group PLC	239,789	7,065,596
Signet Group PLC	4,512,100	8,319,662
Tesco PLC	1,860,900	8,586,407
Vodafone Group PLC	6,317,854	15,664,232

		82,933,883

United States — 46.1%
Air Products and Chemicals, Inc.	126,900	6,704,127
Allergan, Inc.(b)	80,400	6,175,524
Amgen, Inc.(a)	144,800	8,948,640
Anheuser-Busch Cos., Inc.	62,400	3,287,232
Bank of New York Co., Inc.	251,300	8,323,056
Bed Bath & Beyond, Inc.(a)	288,100	12,489,135
BJ Services Co.(a)	212,300	7,621,570
Boise Cascade Corp.	127,400	4,186,364
Brinker International, Inc.(a)(b)	150,800	5,000,528
Caremark Rx, Inc.(a)(b)	180,400	4,569,532
CarMax, Inc.(a)	12,400	383,532
Cisco Systems, Inc.(a)(b)	440,800	10,707,032
Citigroup, Inc.(b)	320,600	15,561,924
Clear Channel Communications, Inc.(b)	153,400	7,183,722
Colgate-Palmolive Co.	53,000	2,652,650
Comcast Corp. (Special Class “A” Stock)(a)(b)	156,300	4,889,064
Costco Wholesale Corp.(a)	176,800	6,573,424
Dell, Inc.(a)	217,000	7,369,320
General Electric Co.	300,300	9,303,294
Gilead Sciences, Inc.(a)	139,900	8,133,786
Goldman Sachs Group, Inc.	56,900	5,617,737
Hughes Electronics Corp.(a)	299,486	4,956,493
Intel Corp.	218,500	7,035,700
InterActiveCorp(a)(b)	497,000	16,863,210
International Paper Co.	161,400	6,957,954
KLA-Tencor Corp.(a)	57,700	3,385,259
Medimmune, Inc.(a)	58,700	1,490,980
Merrill Lynch & Co., Inc.	129,300	7,583,445
Microsoft Corp.	476,000	13,109,040
Motorola, Inc.	104,800	1,474,536
Northrop Grumman Corp.(b)	77,100	7,370,760
Pfizer, Inc.	371,560	13,127,215
Phelps Dodge Corp.(a)	43,200	3,287,088
Procter & Gamble Co.(b)	48,100	4,804,228
Schlumberger, Ltd.(b)	122,300	6,692,256
Smith International, Inc.(a)	196,100	8,142,072

SEE NOTES TO FINANCIAL STATEMENTS.

B39

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS
(Continued)	Shares	Value (Note 2)
United States (cont’d.)
State Street Corp.(b)	127,700	$6,650,616
Texas Instruments, Inc.	230,500	6,772,090
UnitedHealth Group, Inc.(b)	142,900	8,313,922
Univision Communications, Inc. (Class “A” Stock)(a)(b)	205,300	8,148,357
Viacom, Inc. (Class “B” Stock)(b)	198,400	8,804,992
Wal-Mart Stores, Inc.(b)	177,700	9,426,985
Wendy’s International, Inc.	173,600	6,812,064

		306,890,455

TOTAL LONG-TERM INVESTMENTS (cost $541,812,896)		637,179,346

SHORT-TERM INVESTMENT — 22.0%	Shares	Value (Note 2)
MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $146,019,132; Note 4)(c)	146,019,132	$146,019,132

TOTAL INVESTMENTS — 117.7% (cost $687,832,028; Note 6)		783,198,478
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET(d)		(48,427)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (17.7)%		(117,519,689)

NET ASSETS — 100%		$665,630,362

The following abbreviation is used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $132,760,909; cash collateral of $139,928,992 was received with which the portfolio purchased securities.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Outstanding forward foreign currency contracts as of December 31, 2003 were as follows:

Forward Foreign Currency Contracts	Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
Purchased:
Eurodollars expiring 1/2/04	$530,960	$534,447	$3,487
Eurodollars expiring 1/5/04	1,360,955	1,360,761	(194)

			3,293

Sold:
Pound Sterling expiring 1/2/04	530,960	564,575	(33,615)
Pound Sterling expiring 1/5/04	1,360,955	1,361,183	(228)
Swedish Krona expiring 1/2/04	1,081,481	1,099,358	(17,877)

			(51,720)

			$(48,427)

SEE NOTES TO FINANCIAL STATEMENTS.

B40

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

The industry classification of portfolio holdings, forward foreign currency contracts and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2003 were as follows:

Mutual Fund	22.0%
Pharmaceuticals	7.8%
Commercial Banks	6.3%
Capital Markets	5.5%
Semiconductors & Semiconductor Equipment	5.5%
Media	5.1%
Specialty Retail	5.0%
Diversified Financial Services	4.6%
Software	3.8%
Food & Staples Retailing	3.7%
Energy Equipment & Services	3.4%
Metals & Mining	3.3%
Oil & Gas	3.3%
Industrial Conglomerates	3.2%
Biotechnology	2.8%
Internet & Catalog Retail	2.5%
Air Freight & Couriers	2.4%
Wireless Telecommunication Services	2.4%
Trading Companies & Distributors	2.2%
Communications Equipment	2.2%
Household Products	1.9%
Healthcare Providers & Services	1.9%
Real Estate	1.9%
Hotels, Restaurants & Leisure	1.8%
Paper & Forest Products	1.7%

Construction & Engineering	1.5%
Transportation Infrastructure	1.2%
Aerospace & Defense	1.1%
Computers & Peripherals	1.1%
Diversified Telecommunication Services	1.1%
Insurance	1.0%
Chemicals	1.0%
Beverages	1.0%
Auto Components	0.9%
Office Electronics	0.9%
Containers & Packaging	0.7%

117.7%
Forward foreign currency contracts	—
Other liabilities in excess of other assets	(17.7)%

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B41

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 98.9%	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Asset Backed Securities — 7.1%
Bear Stearns Commercial Mortgage, Series 2000-WF1, Class A1	7.64%	02/15/32	$2,457	$2,704,143
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A1	7.739%	05/17/32	2,122	2,370,468
First Union National Bank Commercial Mortgage Trust, Series 2000-C2, Class A1	6.94%	10/15/32	2,381	2,604,726
First Union-Lehman Brothers Commercial Mortgage Trust, Series 1997-C1, Class A3	7.38%	04/18/29	5,500	6,122,779
GS Mortgage Securities Corp. II, Series 2003-C1, Class A3	4.608%	01/10/40	6,800	6,714,453
KeyCorp., Series 2000-C1, Class A2	7.727%	05/17/32	3,000	3,525,401
MBNA Master Credit Card Trust, Series 1999-J, Class A	7.00%	02/15/12	3,200	3,698,828
Merrill Lynch Mortgage Investors, Inc., Series 1996-C1, Class A3	7.42%	04/25/28	385	397,245
Morgan Stanley Chase Capital, Inc., Series 2001-TOP1, Class A2	6.32%	02/15/33	2,634	2,852,867
Mortgage Capital Funding, Inc., Series 1998-MC2, Class A1	6.325%	06/18/30	662	681,150
Westpac Securitization Trust Limited, Series 1998-1G, Class A (Australia)(c)(d)	1.30%	07/19/29	1,014	1,016,049

				32,688,109

Collateralized Mortgage Obligations — 6.0%
Federal Home Loan Mortgage Corp., Series 2496, Class PM	5.50%	09/15/17	2,819	2,887,974
Federal Home Loan Mortgage Corp., Series 2501, Class MC	5.50%	09/15/17	2,000	2,083,913
Federal Home Loan Mortgage Corp., Series 2513, Class HC	5.00%	10/15/17	2,339	2,287,215
Federal Home Loan Mortgage Corp., Series 2518, Class PV	5.50%	06/15/19	1,920	1,922,181
Federal National Mortgage Association, Series 1993-76, Class B	6.00%	06/25/08	79	79,338
Federal National Mortgage Association, Series 2002-18, Class PC	5.50%	04/25/17	5,000	5,244,833
Federal National Mortgage Association, Series 2002-57, Class ND	5.50%	09/25/17	2,600	2,711,639
Federal National Mortgage Association, Series 2002-94, Class HQ	4.50%	01/25/18	6,419	6,121,354
Federal National Mortgage Association, Series 2003-59, Class ZH	4.50%	08/25/18	695	695,329
Federal National Mortgage Association, Series 2003-85, Class ZH	4.50%	09/25/18	2,737	2,742,564
Washington Mutual, Series 2002-AR4, Class A7	5.51%	04/26/32	726	736,698

				27,513,038

Mortgage Pass-Throughs — 27.8%
Federal Home Loan Mortgage Corp.	6.00%	TBA	4,000	4,132,500
Federal Home Loan Mortgage Corp.	6.50%	06/01/08-09/01/32	3,631	3,837,123
Federal Home Loan Mortgage Corp.	7.00%	06/01/08-10/01/32	5,692	6,049,540
Federal National Mortgage Association	5.00%	TBA	31,500	31,953,450
Federal National Mortgage Association	5.50%	01/01/17-11/01/18	3,516	3,647,633
Federal National Mortgage Association	5.50%	TBA	10,000	10,151,246
Federal National Mortgage Association	6.00%	11/01/14	2,039	2,143,139
Federal National Mortgage Association	6.30%	03/01/11	2,606	2,849,154
Federal National Mortgage Association	6.50%	07/01/08-10/01/32	15,338	16,113,569
Federal National Mortgage Association	7.00%	02/01/12-11/01/33	12,376	13,117,468
Federal National Mortgage Association	7.00%	TBA	7,000	7,411,250
Federal National Mortgage Association	7.50%	12/01/05-10/01/12	1,852	1,968,875
Federal National Mortgage Association	8.00%	03/01/22-05/01/26	153	167,187
Federal National Mortgage Association	9.00%	02/01/25-04/01/25	708	788,925
Government National Mortgage Association	5.00%	TBA	11,000	10,896,875
Government National Mortgage Association	6.50%	07/15/32-08/15/32	2,570	2,709,446
Government National Mortgage Association	7.00%	03/15/23-08/15/28	6,700	7,180,658
Government National Mortgage Association	7.50%	12/15/25-02/15/26	1,660	1,787,217
Government National Mortgage Association	8.50%	09/15/24-04/15/25	1,518	1,671,231

				128,576,486

Municipal Bond — 0.7%
New Jersey Economic Development Authority, State Pension Funding, Series B (cost $3,071,033)	Zero	02/15/12	4,609	3,122,966

U.S. Government & Agency Obligations — 57.3%
Federal Farm Credit Bank	5.90%	01/10/05	5,000	5,229,640
Federal Home Loan Bank	4.75%	08/13/10	10,755	11,139,502
Federal Home Loan Bank(d)	6.241%	02/20/07	2,000	2,127,180
Federal Home Loan Mortgage Corp.	4.375%	02/04/10	5,750	5,746,446
Federal Home Loan Mortgage Corp.	4.50%	01/15/13	5,045	5,019,518

SEE NOTES TO FINANCIAL STATEMENTS.

B42

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS (Continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. Government & Agency Obligations (cont’d.)
Federal Home Loan Mortgage Corp.	4.75%	12/08/10	$6,507	$6,576,228
Federal Home Loan Mortgage Corp.	5.25%	11/05/12	6,250	6,304,519
Federal National Mortgage Association(b)	Zero	02/15/06	15,364	14,654,690
Federal National Mortgage Association	4.00%	09/02/08	6,750	6,835,766
Federal National Mortgage Association	4.375%	07/17/13	14,310	13,698,920
Federal National Mortgage Association	5.25%	01/15/09	10,000	10,762,420
Federal National Mortgage Association	5.50%	07/18/12	12,000	12,290,700
Small Business Administration Participation Certificates, Series 1988-J20	6.00%	09/01/18	5,237	5,612,374
Small Business Administration Participation Certificates, Series 1996-J20	7.20%	10/01/16	9,696	10,705,288
Small Business Administration Participation Certificates, Series 1997-A20	7.15%	01/01/17	10,139	11,192,367
Small Business Administration Participation Certificates, Series 1997-G20	6.85%	07/01/17	2,807	3,082,291
United States Treasury Bonds	5.25%	11/15/28	4,200	4,230,353
United States Treasury Bonds(a)	5.375%	02/15/31	7,000	7,299,964
United States Treasury Bonds	5.50%	08/15/28	27,100	28,227,414
United States Treasury Notes	1.625%	03/31/05	1,450	1,454,985
United States Treasury Notes(a)	1.875%	07/15/13	7,051	7,000,486
United States Treasury Notes(a)	3.375%	11/15/08	38,000	38,301,340
United States Treasury Notes(a)	4.25%	08/15/13-11/15/13	42,000	41,986,869
United States Treasury Strips, P/O	Zero	05/15/17	9,600	4,870,099

				264,349,359

TOTAL LONG-TERM INVESTMENTS (cost $447,432,780)				456,249,958

SHORT-TERM INVESTMENT — 33.9%	Shares
Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series(e) (cost $156,545,052; Note 4)	156,545,052	156,545,052

TOTAL INVESTMENTS — 132.8% (cost $603,977,832; Note 6)		612,795,010
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(f)		(159,702)
LIABILITIES IN EXCESS OF OTHER ASSETS — (32.8)%		(151,118,906)

TOTAL NET ASSETS — 100.0%		$461,516,402

SEE NOTES TO FINANCIAL STATEMENTS.

B43

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

SEE NOTES TO FINANCIAL STATEMENTS.

The following abbreviation is used in portfolio descriptions:

P/O	Principal Only
TBA	Securities purchased on a forward commitment basis

(a)	Portion of securities on loan with an aggregate market value of $91,572,964; cash collateral of $94,616,694 was received with which the portfolio purchased securities.

(b)	Security segregated as collateral for futures contracts.

(c)	US$ denominated foreign bonds.

(d)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(e)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(f)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
Long Positions:
280	Eurodollar Futures	Sep 04	$68,754,812	$68,771,500	$16,688
247	U.S. Treasury Bonds	Mar 04	26,823,322	27,000,188	176,866
428	Swap 10Yr Futures	Mar 04	46,987,531	46,959,625	(27,906)

					165,648
Short Positions:
280	Eurodollar Futures	Sep 05	67,654,188	67,651,500	2,688
1,304	U.S. Treasury 10Yr Notes	Mar 04	145,272,105	146,394,375	(1,122,270)
371	U.S. Treasury 5Yr Notes	Mar 04	41,358,258	41,412,875	(54,617)

					(1,174,199)

					$(1,008,551)

B44

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 95.3% CORPORATE BONDS — 89.9%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Aerospace/Defense — 1.6%
Dunlop Standard Aerospace Holdings PLC, Sr. Notes (United Kingdom)	B3	11.875%	05/15/09	$2,700	$2,889,000
Esterline Technologies Corp., Sr. Sub. Notes	B1	7.75%	06/15/13	4,500	4,837,500
K&F Industries, Inc., Sr. Sub. Notes	B3	9.625%	12/15/10	2,165	2,427,506
K&F Industries, Inc., Sr. Sub. Notes, Ser. B	B3	9.25%	10/15/07	3,841	3,961,031
L-3 Communications Corp., Sr. Sub. Notes	Ba3	6.125%	01/15/14	925	927,313
L-3 Communications Corp., Sr. Sub. Notes	Ba3	7.625%	06/15/12	4,750	5,147,812
Sequa Corp., Sr. Notes	B1	8.875%	04/01/08	2,000	2,170,000
TransDigm, Inc.	B3	8.375%	07/15/11	1,500	1,595,625

					23,955,787

Asset Backed Security — 0.1%
Inner Harbor CBO, Sub. Bond, Ser. 2001-1A, Class B2 (Cayman Islands)	Ba2	11.19%	06/15/13	2,000	1,522,188

Building & Construction — 2.2%
American Standard, Inc., Gtd. Notes	Ba2	7.375%	04/15/05	3,000	3,165,000
Beazer Homes USA, Inc., Sr. Notes	Ba2	8.625%	05/15/11	1,820	2,002,000
D.R. Horton, Inc., Gtd. Notes(b)	Ba1	8.00%	02/01/09	3,000	3,390,000
D.R. Horton, Inc., Sr. Notes(b)	Ba1	8.50%	04/15/12	3,250	3,672,500
KB HOME, Sr. Sub. Notes	Ba2	8.625%	12/15/08	2,800	3,136,000
New Millenium Homes LLC, Sr. Notes(e)	NR	11.75%	12/31/07	2,781	1,390,500
Nortek Holdings, Inc., Sr. Notes, Zero Coupon (until 11/15/07)	Caa1	10.00%	05/15/11	3,500	2,528,750
Nortek, Inc., Sr. Sub. Notes, Ser. B	B3	9.875%	06/15/11	4,330	4,773,825
Toll Corp., Sr. Sub. Notes(b)	Ba2	8.25%	02/01/11	4,150	4,565,000
WCI Communities, Inc., Gtd. Notes	Ba3	9.125%	05/01/12	4,000	4,400,000

					33,023,575

Cable — 5.3%
Avalon Cable Holdings, Sr. Disc. Notes	Caa1	11.875%	12/01/08	3,151	3,324,358
Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05) (Germany)(c)	B-	16.00%	07/15/10	7,000	280,000
Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)	Ca	11.75%	05/15/11	3,150	2,110,500
Charter Communications Holdings, Sr. Notes(b)	Ca	8.625%	04/01/09	12,325	10,753,562
Charter Communications Holdings, Sr. Notes(b)	Ca	9.625%	11/15/09	3,150	2,772,000
Charter Communications Holdings, Sr. Notes	Ca	10.00%	04/01/09	1,000	890,000
Charter Communications Holdings, Sr. Notes	Ca	10.00%	05/15/11	9,975	8,678,250
Charter Communications Holdings, Sr. Notes	Ca	10.25%	01/15/10	2,235	2,000,325
Charter Communications Holdings, Sr. Notes(b)	Caa1	10.25%	09/15/10	1,400	1,470,000
Charter Communications Holdings, Sr. Notes	Ca	10.75%	10/01/09	1,700	1,559,750
Charter Communications Holdings, Sr. Notes(b)	Ca	11.125%	01/15/11	3,075	2,821,313
CSC Holdings, Inc., Sr. Debs	B1	7.625%	07/15/18	1,275	1,338,750
CSC Holdings, Inc., Sr. Sub. Debs.(b)	B2	10.50%	05/15/16	970	1,110,650
DirecTV Holdings, Sr. Notes	B1	8.375%	03/15/13	4,605	5,341,800
Echostar DBS Corp., Sr. Notes	Ba3	9.125%	01/15/09	5,174	5,788,412
Echostar DBS Corp., Sr. Notes	Ba3	10.375%	10/01/07	16,300	17,868,875
NTL, Inc., Debs	Caa2	11.20%	11/15/07	6,300	6,363,000
Telewest PLC, Debs. (United Kingdom)(b)(c)	Ca	11.00%	10/01/07	4,450	2,892,500

					77,364,045

Chemicals — 4.0%
Avecia Group PLC, Gtd. Notes (United Kingdom)(b)	Caa1	11.00%	07/01/09	6,125	5,512,500
Equistar Chemicals LP, Gtd. Note	B2	10.125%	09/01/08	830	908,850
Equistar Chemicals LP, Sr. Notes	B2	10.625%	05/01/11	5,480	6,055,400
Huntsman Advanced Materials LLC, Sr. Sec’d. Notes(b)	B2	11.00%	07/15/10	2,500	2,762,500
Huntsman ICI Chemical, Sr. Sub. Notes	Caa1	10.125%	07/01/09	5,075	5,227,250
Huntsman LLC, Sr. Sec’d. Notes	B2	11.625%	10/15/10	3,600	3,672,000
IMC Global, Inc., Gtd. Notes, Ser. B	B1	10.875%	06/01/08	1,000	1,100,000

SEE NOTES TO FINANCIAL STATEMENTS.

B45

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Chemicals (cont’d.)
IMC Global, Inc., Gtd. Notes, Ser. B(b)	B1	11.25%	06/01/11	$5,785	$6,363,500
ISP Chemco, Inc., Gtd. Notes, Ser. B	B2	10.25%	07/01/11	2,485	2,795,625
Koppers, Inc., Sr. Sec’d. Notes	B2	9.875%	10/15/13	1,000	1,102,500
Lyondell Chemical Co., Sec’d. Notes	B1	10.50%	06/01/13	715	779,350
Nalco Co., Sr. Sub. Notes	Caa1	8.875%	11/15/13	2,650	2,809,000
OM Group, Inc., Sr. Sub. Notes(b)	Caa1	9.25%	12/15/11	12,500	13,000,000
Rhodia SA, Sr. Sub. Notes (France)(b)	B3	8.875%	06/01/11	2,410	2,217,200
Rockwood Specialties, Inc., Sr. Sub. Notes(b)	B3	10.625%	05/15/11	2,175	2,425,125
Westlake Chemical Corp., Gtd. Notes	Ba3	8.75%	07/15/11	2,300	2,518,500

					59,249,300

Consumer Products & Services — 0.8%
Coinmach Corp., Sr. Notes	B2	9.00%	02/01/10	4,510	4,893,350
DIMON, Inc., Gtd. Notes, Ser. B	Ba3	9.625%	10/15/11	850	947,750
Goodyear Tire & Rubber Co., Notes(b)	B2	7.857%	08/15/11	1,500	1,308,750
Rayovac Corp., Sr. Sub. Notes	B3	8.50%	10/01/13	4,050	4,293,000

					11,442,850

Containers — 3.3%
Anchor Glass Container Corp., Sr. Sec’d. Notes	B2	11.00%	02/15/13	2,975	3,451,000
Berry Plastics Corp., Gtd. Notes	B3	10.75%	07/15/12	2,920	3,361,650
Berry Plastics Corp., Gtd. Notes(b)	B3	10.75%	07/15/12	1,525	1,755,656
BWAY Corp., Sr. Sub. Notes	B3	10.00%	10/15/10	960	1,046,400
Crown European Holdings SA, Sr. Sec’d. Notes (France)(b)	B1	9.50%	03/01/11	3,750	4,246,875
Graham Packaging, Sr. Disc. Notes, Ser. B, Zero Coupon (until 01/15/03)	Caa2	10.75%	01/15/09	10,600	10,944,500
Graphic Packaging International, Inc., Sr. Sub. Notes	B3	9.50%	08/15/13	3,075	3,397,875
Greif Brothers Corp., Sr. Sub. Notes	B2	8.875%	08/01/12	5,250	5,775,000
Norampac, Inc.	Ba2	6.75%	06/01/13	2,500	2,606,250
Owens-Brockway, Sr. Sec’d. Notes	B1	7.75%	05/15/11	6,650	7,140,438
Owens-Brockway, Sr. Sec’d. Notes	B1	8.75%	11/15/12	1,255	1,397,756
Silgan Holdings, Inc., Sr. Sub. Notes(b)	B1	6.75%	11/15/13	1,750	1,754,375
Tekni-Plex, Inc., Sr. Sec’d. Notes(b)	B2	8.75%	11/15/13	1,200	1,251,000

					48,128,775

Energy — 9.0%
Allegheny Energy Supply Co., LLC, Notes(b)	B3	8.75%	04/15/12	4,525	4,264,812
AmeriGas Partners LP, Sr. Notes, Ser. C	B2	8.875%	05/20/11	2,950	3,245,000
Chesapeake Energy Corp., Sr. Notes	Ba3	8.125%	04/01/11	3,000	3,330,000
El Paso Corp., Sr. Notes(b)	Caa1	7.00%	05/15/11	4,330	3,994,425
El Paso Energy Partners LP, Sr. Sub. Notes, Ser. B	B1	8.50%	06/01/11	335	376,875
El Paso Production Holdings LP, Sr. Notes(b)	B2	7.75%	06/01/13	9,125	8,988,125
Eott Energy Partners LP, Sr. Notes(c)(e)	Caa2	11.00%	10/01/09	740	1
Ferrellgas Partners LP, Sr. Notes	B2	8.75%	06/15/12	1,400	1,540,000
Forest Oil Corp., Sr. Notes	Ba3	8.00%	06/15/08	1,250	1,362,500
Forest Oil Corp., Sr. Notes	Ba3	8.00%	12/15/11	3,400	3,714,500
Gazprom OAO, Notes (cost $5,637,736; purchased 02/21/03)(Russia)(b)(f)	BB-(g)	9.625%	03/01/13	5,550	6,118,875
Gemstone Investors, Ltd., Gtd. Sr. Notes	Caa1	7.71%	10/31/04	2,480	2,504,800
GulfTerra Energy Partners LP, Gtd. Notes	B1	10.625%	12/01/12	486	602,640
GulfTerra Energy Partners LP, Sr. Sub. Notes	Ba3	6.25%	06/01/10	2,675	2,782,000
Hanover Compressor Co., Sr. Notes	B3	8.625%	12/15/10	2,125	2,210,000
Hanover Equipment Trust, Sec’d. Notes(b)	B2	8.50%	09/01/08	2,110	2,236,600
Hanover Equipment Trust, Sec’d. Notes(b)	B2	8.75%	09/01/11	2,170	2,300,200
Houston Exploration Co., Sr. Sub. Notes	B1	7.00%	06/15/13	1,375	1,419,688
Leviathan Gas Pipeline, Sr. Gtd. Sub. Notes, Ser. B	B1	10.375%	06/01/09	2,000	2,170,000
Magnum Hunter Resources, Sr. Notes	B2	9.60%	03/15/12	2,225	2,525,375
Newfield Exploration Co., Sr. Sub. Notes(b)	Ba3	8.375%	08/15/12	6,235	6,983,200
Paramount Resources, Ltd., Sr. Notes (Canada)	B2	7.875%	11/01/10	3,400	3,383,000

SEE NOTES TO FINANCIAL STATEMENTS.

B46

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Energy (cont’d.)
Parker and Parsley, Sr. Notes	Ba1	8.875%	04/15/05	$1,000	$1,070,249
Pioneer Natural Resources Co., Gtd. Notes	Ba1	7.50%	04/15/12	5,000	5,746,680
Plains All American Pipeline LP, Sr. Notes	Ba1	7.75%	10/15/12	4,620	5,330,325
Premcor Refining Group, Inc., Sr. Notes	Ba3	7.50%	06/15/15	675	691,875
Premcor Refining Group, Inc., Sr. Notes	Ba3	9.50%	02/01/13	3,055	3,482,700
Premcor Refining Group, Inc., Sr. Sub. Notes(b)	B2	7.75%	02/01/12	1,925	1,982,750
Semco Energy, Inc., Sr. Notes	Ba2	7.125%	05/15/08	1,800	1,874,250
Southern Energy, Sr. Notes(b)(c)	D	7.40%	07/15/04	1,825	1,177,125
Southern Natural Gas Co., Sr. Notes(b)	B1	8.875%	03/15/10	2,900	3,262,500
Stone Energy Corp., Sr. Sub. Notes	B2	8.25%	12/15/11	7,000	7,630,000
Tennessee Gas Pipeline Co., Debs.	B1	7.00%	03/15/27	3,530	3,662,375
Tennessee Gas Pipeline Co., Debs.	B1	7.00%	10/15/28	2,125	2,018,750
Tennessee Gas Pipeline Co., Debs.	B1	7.625%	04/01/37	4,615	4,545,775
TransMontaigne, Inc., Sr. Sub. Notes	B3	9.125%	06/01/10	2,325	2,493,562
Vintage Petroleum, Inc., Sr. Sub. Notes	B1	9.75%	06/30/09	3,582	3,770,055
Williams Cos., Inc., Notes(b)	B3	7.125%	09/01/11	4,475	4,732,312
Williams Cos., Inc., Notes(b)	B3	8.125%	03/15/12	5,045	5,599,950
Williams Cos., Inc., Notes	B3	9.25%	03/15/04	3,130	3,169,125
Williams Cos., Inc., Sr. Notes	B3	8.625%	06/01/10	3,275	3,676,188

					131,969,162

Food & Beverage — 1.9%
Agrilink Foods, Inc., Sr. Gtd. Notes	B3	11.875%	11/01/08	465	494,063
Carrols Corp., Sr. Gtd. Notes	B3	9.50%	12/01/08	2,885	2,928,275
Del Monte Corp., Sr. Sub. Notes	B2	8.625%	12/15/12	2,700	2,956,500
Dole Food Co., Inc., Sr. Notes	B2	7.25%	06/15/10	1,875	1,931,250
Dole Food Co., Inc., Sr. Notes	B2	8.625%	05/01/09	2,400	2,634,000
Dole Food Co., Inc., Sr. Notes	B2	8.875%	03/15/11	1,995	2,189,512
Homeland Stores, Inc., Sr. Notes(c)(e)	NR	10.00%	08/01/49	4,260	170,400
Merisant Co., Gtd. Notes	B3	9.50%	07/15/13	1,125	1,198,125
National Beef Packing Co., LLC, Sr. Notes(b)	B2	10.50%	08/01/11	2,000	2,060,000
National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)	NR	10.75%	11/15/07	269	3
National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)	NR	13.00%	05/15/08	286	3
Smithfield Foods, Inc., Notes	Ba2	7.75%	05/15/13	900	936,000
Smithfield Foods, Inc., Sr. Notes(b)	Ba2	8.00%	10/15/09	2,440	2,574,200
Tricon Global Restaurants, Inc., Sr. Notes	Ba1	7.45%	05/15/05	1,000	1,066,250
Tricon Global Restaurants, Inc., Sr. Notes	Ba1	8.875%	04/15/11	5,000	6,062,500

					27,201,081

Gaming — 5.3%
Argosy Gaming Co., Sr. Sub. Notes	B2	9.00%	09/01/11	810	897,075
Aztar Corp., Sr. Sub. Notes	Ba3	8.875%	05/15/07	1,250	1,304,687
Boyd Gaming Corp., Sr. Sub. Notes	B1	8.75%	04/15/12	1,500	1,646,250
Circus Enterprises, Inc., Sr. Notes	Ba2	6.45%	02/01/06	1,220	1,271,850
Coast Hotels & Casinos, Inc., Sr. Sub. Notes	B2	9.50%	04/01/09	2,000	2,115,000
Gaylord Entertainment Co., Sr. Notes	B3	8.00%	11/15/13	2,595	2,737,725
Isle of Capri Casinos, Inc., Sr. Sub. Notes(b)	B2	9.00%	03/15/12	1,430	1,590,875
Mandalay Resort Group, Sr. Notes(b)	Ba2	9.50%	08/01/08	2,250	2,626,875
MGM Grand, Inc., Gtd. Notes	Ba2	9.75%	06/01/07	9,051	10,318,140
MGM Mirage, Inc., Gtd. Notes	Ba1	6.00%	10/01/09	4,750	4,880,625
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba3	6.375%	07/15/09	2,585	2,669,012
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba3	8.00%	04/01/12	1,695	1,834,838
Park Place Entertainment Corp., Sr. Notes(b)	Ba1	7.50%	09/01/09	5,700	6,270,000
Park Place Entertainment Corp., Sr. Sub. Notes	Ba2	7.875%	12/15/05	3,500	3,749,375
Park Place Entertainment Corp., Sr. Sub. Notes(b)	Ba2	8.125%	05/15/11	1,530	1,715,512
Park Place Entertainment Corp., Sr. Sub. Notes	Ba2	9.375%	02/15/07	355	402,038
Station Casinos, Inc., Sr. Sub. Notes(b)	B2	9.875%	07/01/10	8,075	8,882,500
Sun International Hotels, Ltd., Sr. Sub. Notes (Bahamas)	B2	8.875%	08/15/11	5,980	6,533,150

SEE NOTES TO FINANCIAL STATEMENTS.

B47

HIGH YIELD BOND PORTFOLIO (Continued

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Gaming (cont’d.)
Venetian Casino Resort LLC, Second Mtge. Notes	B3	11.00%	06/15/10	$8,460	$9,813,600
Wynn Las Vegas LLC, Second Mtge. Notes(b)	B3	12.00%	11/01/10	5,050	5,946,375

					77,205,502

Healthcare — 6.8%
Alliance Imaging, Inc., Sr. Sub. Notes(b)	B3	10.375%	04/15/11	6,575	6,969,500
Bio-Rad Laboratories, Inc., Sr. Sub. Notes	Ba3	7.50%	08/15/13	1,700	1,870,000
Columbia/HCA Healthcare Corp., Debs.	Ba1	7.50%	12/15/23	600	623,395
Columbia/HCA Healthcare Corp., M.T.N.	Ba1	8.70%	02/10/10	3,000	3,550,830
Columbia/HCA Healthcare Corp., M.T.N.	Ba1	8.85%	01/01/07	259	292,842
Columbia/HCA Healthcare Corp., Notes	Ba1	9.00%	12/15/14	4,000	4,840,832
Columbia/HCA Healthcare Corp., Sr. Notes	Ba1	7.69%	06/15/25	1,500	1,582,964
Columbia/HCA Healthcare Corp., Sr. Notes	Ba1	8.36%	04/15/24	2,000	2,247,172
Concentra Operating Corp., Sr. Gtd. Sub. Notes	B3	13.00%	08/15/09	2,317	2,583,455
Coventry Health Care, Inc ., Sr. Notes	Ba3	8.125%	02/15/12	2,800	3,108,000
HCA, Inc., Debs.	Ba1	7.50%	11/15/95	665	636,900
HCA, Inc., Notes	Ba1	7.125%	06/01/06	3,830	4,149,545
HEALTHSOUTH Corp., Sr. Notes(b)(c)	NR	6.875%	06/15/05	1,900	1,819,250
HEALTHSOUTH Corp., Sr. Notes(b)(c)	NR	7.375%	10/01/06	750	714,375
HEALTHSOUTH Corp., Sr. Notes(b)(c)	NR	8.50%	02/01/08	2,000	1,920,000
Magellan Health Services, Inc., Sr. Notes	D	9.375%	11/15/07	5,270	5,533,500
Mariner Health Care, Inc., Sr. Sub. Notes(b)	B3	8.25%	12/15/13	3,400	3,434,000
Medco Health Solutions, Inc., Sr. Notes(b)	Ba1	7.25%	08/15/13	1,475	1,609,151
MedQuest, Inc., Sr. Sub. Notes	B3	11.875%	08/15/12	4,050	4,424,625
NeighborCare, Inc., Sr. Sub. Notes	Ba3	6.875%	11/15/13	2,000	2,035,000
Quintiles Transnational Corp., Sr. Sub. Notes	B3	10.00%	10/01/13	4,625	4,995,000
Res-Care, Inc., Sr. Notes	B2	10.625%	11/15/08	2,400	2,484,000
Select Medical Corp., Sr. Sub. Notes	B2	7.50%	08/01/13	1,705	1,807,300
Select Medical Corp., Sr. Sub. Notes(b)	B2	9.50%	06/15/09	2,415	2,650,463
Senior Housing Properties Trust, Sr. Notes	Ba2	8.625%	01/15/12	4,000	4,360,000
Service Corp. International, Debs.(b)	B1	7.875%	02/01/13	2,000	2,035,000
Service Corp. International, Notes	B1	6.00%	12/15/05	473	482,460
Service Corp. International, Notes	B1	6.50%	03/15/08	2,000	2,055,000
Tenet Healthcare Corp., Sr. Notes	B1	5.375%	11/15/06	2,000	1,970,000
Tenet Healthcare Corp., Sr. Notes(b)	B1	6.375%	12/01/11	810	777,600
Tenet Healthcare Corp., Sr. Notes	B1	6.50%	06/01/12	7,100	6,807,125
Triad Hospitals Holding, Sr. Notes, Ser. B	B1	8.75%	05/01/09	1,800	1,950,750
Triad Hospitals, Inc.(b)	B3	7.00%	11/15/13	2,600	2,619,500
Valeant Pharmaceuticals International, Sr. Notes	B1	7.00%	12/15/11	3,025	3,115,750
Ventas Realty LP, Sr. Notes(b)	Ba3	8.75%	05/01/09	2,000	2,195,000
Ventas Realty LP, Sr. Notes	Ba3	9.00%	05/01/12	4,348	4,826,280

					99,076,564

Industrials — 5.4%
Alliant Techsystems, Inc., Sr. Sub. Notes	B2	8.50%	05/15/11	2,750	3,025,000
Allied Waste of North America, Inc., Sr. Notes(b)	Ba3	6.50%	11/15/10	555	568,875
Allied Waste of North America, Inc., Sr. Notes	Ba3	7.625%	01/01/06	1,250	1,315,625
Allied Waste of North America, Inc., Sr. Notes	Ba3	7.875%	01/01/09	4,560	4,753,800
Allied Waste of North America, Inc., Sr. Notes	Ba3	7.875%	04/15/13	675	730,687
Allied Waste of North America, Inc., Sr. Notes(b)	Ba3	8.50%	12/01/08	8,200	9,122,500
Allied Waste of North America, Inc., Sr. Notes(b)	B2	10.00%	08/01/09	3,810	4,114,800
American Color Graphics, Inc., Notes	B3	10.00%	06/15/10	2,000	2,050,000
AMSTED Industries, Inc., Sr. Notes	B3	10.25%	10/15/11	2,550	2,817,750
Browning-Ferris Industries, Inc., Deb. Notes	Ba3	7.40%	09/15/35	2,000	1,895,000
Case New Holland, Inc., Sr. Notes(b)	Ba3	9.25%	08/01/11	3,425	3,836,000
International Wire Group, Inc., Sr. Sub. Notes(c)	Ca	11.75%	06/01/05	680	418,200
International Wire Group, Inc., Sr. Sub. Notes, Ser. B(c)	Ca	11.75%	06/01/05	160	98,400
Iron Mountain, Inc., Gtd. Notes	B2	8.625%	04/01/13	3,875	4,185,000

SEE NOTES TO FINANCIAL STATEMENTS.

B48

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Industrials (cont’d.)
Johnsondiversey Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 05/15/07)	B3	10.67%	05/15/13	$2,905	$2,222,325
Joy Global, Inc., Gtd. Notes, Ser. B(b)	B2	8.75%	03/15/12	4,725	5,268,375
Manitowoc Co., Inc., Sr. Sub. Notes(b)	B2	10.50%	08/01/12	4,150	4,725,813
Motors & Gears, Inc., Sr. Notes	Caa1	10.75%	11/15/06	4,000	3,400,000
Rexnord Corp., Gtd. Notes	B3	10.125%	12/15/12	3,575	3,914,625
SPX Corp., Sr. Notes	Ba3	6.25%	06/15/11	1,250	1,284,375
Terex Corp., Sr. Sub. Notes	B3	7.375%	01/15/14	650	664,625
Terex Corp., Sr. Sub. Notes	B3	9.25%	07/15/11	2,825	3,107,500
Terex Corp., Sr. Sub. Notes(b)	B3	10.375%	04/01/11	3,445	3,858,400
Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/01/03)(c)	C	12.50%	06/01/08	2,375	24
Tyco International Group SA, Notes	Ba2	6.125%	11/01/08	50	53,500
Tyco International Group SA, Notes(b)	Ba2	6.375%	10/15/11	3,475	3,713,906
Tyco International Group SA, Notes (Luxembourg)	Ba2	6.75%	02/15/11	1,600	1,748,000
United Rentals, Inc., Gtd. Notes, Ser. B(b)	B2	9.25%	01/15/09	1,250	1,312,500
United Rentals, Inc., Gtd. Notes, Ser. B	B1	10.75%	04/15/08	1,000	1,125,000
United Rentals, Inc., Sr. Sub. Notes(b)	B2	7.75%	11/15/13	3,150	3,216,937

					78,547,542

Lodging & Leisure — 6.1%
Extended Stay America, Inc., Sr. Sub. Notes(b)	B2	9.875%	06/15/11	3,110	3,483,200
Felcor Lodging LP, Gtd. Notes(b)	B1	9.00%	06/01/11	4,900	5,316,500
Felcor Lodging LP, Gtd. Notes(b)	B1	10.00%	09/15/08	6,170	6,663,600
Felcor Suites LP, Gtd. Notes(b)	B1	7.625%	10/01/07	950	978,500
Hilton Hotels Corp., Notes(b)	Ba1	7.625%	12/01/12	1,550	1,741,812
Hilton Hotels Corp., Sr. Notes	Ba1	7.50%	12/15/17	285	302,813
HMH Properties, Inc., Sr. Gtd. Notes, Ser. B	Ba3	7.875%	08/01/08	5,570	5,792,800
HMH Properties, Inc., Sr. Gtd. Notes, Ser. C	Ba3	8.45%	12/01/08	273	284,603
Host Marriott LP, Sr. Notes(b)	Ba3	7.125%	11/01/13	1,600	1,632,000
Host Marriott LP, Sr. Notes(b)	Ba3	9.50%	01/15/07	6,815	7,581,687
Host Marriott LP, Sr. Notes, Ser. E	Ba3	8.375%	02/15/06	5,175	5,517,844
Intrawest Corp., Sr. Notes	B1	10.50%	02/01/10	6,720	7,425,600
ITT Corp., Debs(b)	Ba1	6.75%	11/15/05	3,030	3,181,500
ITT Corp., Sr. Sub. Notes, Ser. B	Ba1	7.375%	11/15/15	1,250	1,337,500
La Quinta Inns, Inc., Sr. Notes	Ba3	7.40%	09/15/05	1,000	1,042,500
La Quinta Properties, Inc.	Ba3	8.875%	03/15/11	3,725	4,120,781
Regal Cinemas, Inc., Sr. Sub. Notes, Ser. B(b)	B2	9.375%	02/01/12	5,000	5,650,000
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)	Ba2	6.875%	12/01/13	3,125	3,148,437
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b)	Ba2	8.125%	07/28/04	1,185	1,223,513
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b)	Ba2	8.75%	02/02/11	1,150	1,299,500
Six Flags, Inc., Sr. Notes(b)	B2	9.50%	02/01/09	1,250	1,309,375
Six Flags, Inc., Sr. Notes	B2	9.625%	06/01/14	2,775	2,899,875
Six Flags, Inc., Sr. Notes(b)	B2	9.75%	06/15/07	4,525	4,745,594
Starwood Hotels & Resorts Worldwide, Inc., Notes	Ba1	7.375%	05/01/07	5,900	6,372,000
Starwood Hotels & Resorts Worldwide, Inc., Notes(b)	Ba1	7.875%	05/01/12	2,235	2,514,375
Vail Resorts, Inc., Gtd. Notes	B2	8.75%	05/15/09	3,500	3,692,500

					89,258,409

Media — 5.5%
Alliance Atlantis, Sr. Sub. Notes (Canada)	B1	13.00%	12/15/09	3,520	4,012,800
American Media Operations, Inc., Gtd. Notes, Ser. B	B2	10.25%	05/01/09	760	810,350
CanWest Media, Inc., Sr. Notes (Canada)	B1	7.625%	04/15/13	1,500	1,642,500
CanWest Media, Inc., Sr. Sub. Notes (Canada)	B2	10.625%	05/15/11	3,000	3,427,500
Dex Media East LLC, Sr. Sub. Notes(b)	B3(g)	12.125%	11/15/12	3,625	4,458,750
Dex Media West LLC, Sr. Sub. Notes(b)	B3	9.875%	08/15/13	10,225	11,886,562
Dex Media, Inc., Notes(b)	Caa1	8.00%	11/15/13	2,825	2,966,250
Entercom Radio LLC, Gtd. Notes	Ba3	7.625%	03/01/14	1,605	1,723,369
Granite Broadcasting Corp., Sec’d. Notes	B3	9.75%	12/01/10	3,500	3,491,250

SEE NOTES TO FINANCIAL STATEMENTS.

B49

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Media (cont’d.)
Gray Television, Inc., Sr. Sub. Notes	B2	9.25%	12/15/11	$4,325	$4,822,375
Moore NA Finance, Inc., Sr. Notes	B1	7.875%	01/15/11	2,300	2,604,750
Morris Publishing Group LLC, Sr. Sub. Notes	Ba3	7.00%	08/01/13	1,300	1,319,500
Phoenix Color Corp., Sr. Sub. Notes	Caa2	10.375%	02/01/09	4,000	3,565,000
PRIMEDIA, Inc., Sr. Notes	B3	8.875%	05/15/11	2,000	2,110,000
Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06) (Canada)	B2	13.75%	07/15/11	3,125	2,753,906
Quebecor Media, Inc., Sr. Notes (Canada)	B2	11.125%	07/15/11	2,900	3,356,750
R.H. Donnelley Finance Corp., Sr. Sub. Notes(b)	B2	10.875%	12/15/12	3,025	3,588,406
Sinclair Broadcast Group, Inc., Gtd. Notes	B2	8.00%	03/15/12	4,600	4,968,000
Sinclair Broadcast Group, Inc., Gtd. Notes(b)	B2	8.75%	12/15/11	2,500	2,775,000
Susquehanna Media Co., Sr. Sub. Notes	B1	7.375%	04/15/13	900	938,250
Vertis, Inc., Gtd. Notes, Ser. B	B3	10.875%	06/15/09	1,700	1,806,250
Vertis, Inc., Sec’d. Notes	B2	9.75%	04/01/09	4,500	4,888,125
Videotron LTEE, Sr. Notes (Canada)(b)	Ba3	6.875%	01/15/14	3,950	4,078,375
Vivendi Universal SA, Sr. Notes (France)	B1	6.25%	07/15/08	2,950	3,123,313

					81,117,331

Metals & Mining — 1.8%
AK Steel Corp., Notes(b)	B3	7.75%	06/15/12	6,970	5,959,350
AK Steel Corp., Sr. Notes	B3	7.875%	02/15/09	2,360	2,070,900
Arch Western Finance LLC, Sr. Notes	Ba2	6.75%	07/01/13	1,335	1,371,712
Armco, Inc., Sr. Notes	B3	9.00%	09/15/07	800	710,000
Century Aluminum Co., First Mtge. Notes	B1	11.75%	04/15/08	3,050	3,400,750
CSN Islands VII Corp., Gtd. Notes (Cayman Islands)	B1	10.75%	09/12/08	3,445	3,798,112
Euramax International, Inc., Sr. Sub. Notes	B2	8.50%	08/15/11	875	934,063
Massey Energy Co., Sr. Notes(b)	Ba3	6.625%	11/15/10	2,700	2,767,500
Sheffield Steel Corp., Sr. Sec’d. Notes	NR	10.00%	04/30/07	962	577,188
Steel Dynamics, Inc., Sr. Notes	B1	9.50%	03/15/09	2,400	2,664,000
UCAR Finance, Inc., Gtd. Notes	B3	10.25%	02/15/12	1,570	1,805,500

					26,059,075

Paper & Forest Products — 2.5%
Boise Cascade Corp., Sr. Notes(b)	Ba2	6.50%	11/01/10	2,400	2,503,582
Cascades, Inc., Sr. Notes (Canada)	Ba1	7.25%	02/15/13	6,385	6,736,175
Georgia-Pacific Corp., Debs.	Ba3	7.70%	06/15/15	1,000	1,040,000
Georgia-Pacific Corp., Debs.	Ba3	7.75%	11/15/29	200	199,500
Georgia-Pacific Corp., Debs.	Ba3	8.625%	04/30/25	2,300	2,380,500
Georgia-Pacific Corp., Notes	Ba3	8.875%	05/15/31	2,960	3,256,000
Georgia-Pacific Corp., Sr. Notes	Ba3	8.125%	05/15/11	270	297,000
Georgia-Pacific Corp., Sr. Notes(b)	Ba2	9.375%	02/01/13	6,235	7,170,250
Louisiana-Pacific Corp., Sr. Notes	Ba1	8.50%	08/15/05	500	540,000
Millar Western Forest Products, Ltd., Sr. Notes	B3	7.75%	11/15/13	3,200	3,320,000
Smurfit-Stone Container Corp., Sr. Notes(b)	B2	8.25%	10/01/12	2,375	2,576,875
Stone Container Corp., Sr. Notes(b)	B2	8.375%	07/01/12	2,000	2,170,000
Stone Container Corp., Sr. Sub Notes	B2	11.50%	08/15/06	1,510	1,585,500
Tembec Industries, Inc., Sr. Notes (Canada)	Ba3	7.75%	03/15/12	2,650	2,636,750

					36,412,132

Retail — 0.2%
Couche-Tard, Sr. Sub. Notes	Ba3	7.50%	12/15/13	3,125	3,273,438

Retail & Supermarkets — 3.8%
Ahold Finance USA, Inc., Notes(b)	B1	8.25%	07/15/10	1,120	1,220,800
Asbury Automotive Group, Inc., Sr. Sub. Notes	B3	8.00%	03/15/14	1,800	1,809,000
AutoNation, Inc., Gtd. Notes	Ba2	9.00%	08/01/08	375	430,313
Delhaize America, Inc., Gtd. Notes	Ba1	8.125%	04/15/11	7,260	8,349,000
Dillards, Inc., Notes, Ser. A	B2	6.43%	08/01/04	1,800	1,822,500
Dominos, Inc., Sr. Sub. Notes	B3	8.25%	07/01/11	1,750	1,874,687

SEE NOTES TO FINANCIAL STATEMENTS.

B50

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)

Retail & Supermarkets (cont’d.)
General Nutrition Center, Inc., Sr. Sub. Notes	B3	8.50%	12/01/10	$2,300		$2,357,500
JC Penney Co., Inc., Deb. Notes	Ba3	7.40%	04/01/37	3,565		3,872,481
JC Penney Co., Inc., Deb. Notes(b)	Ba3	8.00%	03/01/10	2,350		2,693,688
JC Penney Co., Inc., Debs.(b)	Ba3	8.25%	08/15/22	2,075		2,145,031
Pantry, Inc., Sr. Notes	B3	10.25%	10/15/07	2,615		2,706,525
Pathmark Stores, Inc., Gtd. Notes	B2	8.75%	02/01/12	3,000		3,135,000
Pathmark Stores, Inc., Sr. Sub. Notes	B(g)	8.75%	02/01/12	3,000		3,135,000
Rite Aid Corp., Deb. Notes(b)	Caa2	6.875%	08/15/13	1,435		1,377,600
Rite Aid Corp., Deb. Notes(b)	Caa2	7.70%	02/15/27	1,870		1,711,050
Rite Aid Corp., Notes(b)	Caa2	6.875%	12/15/28	2,800		2,359,000
Rite Aid Corp., Sr. Sec’d. Note	B2	8.125%	05/01/10	3,175		3,413,125
Saks, Inc., Gtd. Notes(b)	B1	7.375%	02/15/19	4,500		4,578,750
Sonic Automotive Inc, Sr. Sub. Notes	B2	8.625%	08/15/13	3,400		3,587,000
Sonic Automotive, Inc., Sr. Sub. Notes(b)	B2	8.625%	08/15/13	675		712,125
Winn-Dixie Stores, Inc., Gtd. Notes(b)	Ba2	8.875%	04/01/08	2,775		2,816,625

						56,106,800

Technology — 3.2%
Amkor Technology, Inc., Sr. Notes(b)	B1	9.25%	02/15/08	1,070		1,214,450
Ampex Corp., Sec’d. Notes(c)	NR	12.00%	08/15/08	6,634		331,698
Avaya, Inc., Sec’d. Notes	B2	11.125%	04/01/09	1,000		1,170,000
Flextronics International, Ltd., Sr. Sub. Notes (Singapore)(b)	Ba2	6.50%	05/15/13	3,810		3,943,350
Lucent Technologies, Inc., Debs.(b)	Caa1	6.45%	03/15/29	2,400		1,887,000
Lucent Technologies, Inc., Debs.	Caa1	6.50%	01/15/28	1,325		1,036,813
Lucent Technologies, Inc., Notes(b)	Caa1	5.50%	11/15/08	6,950		6,463,500
ON Semiconductor Corp., Gtd. Notes(b)	Caa1	13.00%	05/15/08	2,230		2,592,375
Sanmina-SCI Corp., Sr. Notes	Ba2	10.375%	01/15/10	1,490		1,743,300
Seagate Technology International, Sr. Notes (Cayman Islands)	Ba2	8.00%	05/15/09	2,000		2,155,000
Unisys Corp., Sr. Notes(b)	Ba1	7.25%	01/15/05	4,100		4,248,625
Unisys Corp., Sr. Notes	Ba1	8.125%	06/01/06	1,760		1,900,800
Xerox Capital Europe PLC, Gtd. Notes (United Kingdom)(b)	B1	5.875%	05/15/04	6,910		6,979,100
Xerox Corp., Sr. Notes(b)	B1	7.125%	06/15/10	3,500		3,745,000
Xerox Corp., Sr. Notes(b)	B1	7.625%	06/15/13	5,575		6,021,000
Xerox Corp., Sr. Notes(b)	B1	9.75%	01/15/09	1,195		1,398,150

						46,830,161

Telecommunications — 8.5%
ACC Escrow Corp., Sr. Notes(b)	B2	10.00%	08/01/11	4,700		5,240,500
American Tower Corp., Sr. Notes(b)	Caa1	9.375%	02/01/09	6,650		7,082,250
AT&T Broadband Corp., Notes	Baa3	8.375%	03/15/13	100	(i)	122
Bestel SA de CV, Sr. Disc. Notes (Mexico)(c)	NR	12.75%	05/15/05	900		90,000
Cellnet Data Systems, Inc., Sr. Disc. Notes (cost $2,739,518; purchased 01/26/99)(c)(e)(f)	NR	14.00%	10/01/07	3,680		37
Cincinnati Bell, Inc., Sr. Sub. Notes(b)	B3	8.375%	01/15/14	3,000		3,225,000
Crown Castle International Corp., Sr. Notes(b)	B3	7.50%	12/01/13	4,250		4,271,250
Crown Castle International Corp., Sr. Notes	B3	7.50%	12/01/13	1,000		1,005,000
Crown Castle International Corp., Sr. Notes(b)	B3	10.75%	08/01/11	3,465		3,898,125
Dobson Communications Corp., Sr. Notes	B3	8.875%	10/01/13	4,000		4,050,000
Dobson Communications Corp., Sr. Notes(b)	B3	10.875%	07/01/10	400		436,000
Eircom Funding, Sr. Sub. Notes (Ireland)	B1	8.25%	08/15/13	4,300		4,762,250
Empresa Brasileira, Gtd. Notes (Brazil)(b)	B2	11.00%	12/15/08	620		637,050
MCI Communications Corp., Debs.(c)	NR	7.125%	06/15/27	500		402,500
MCI Communications Corp., Debs.(b)(c)	NR	7.75%	03/15/24	2,050		1,650,250
MCI Communications Corp., Debs.(b)(c)	NR	7.75%	03/23/25	4,225		3,401,125
MCI Communications Corp., Debs.(b)(c)	NR	8.25%	01/20/23	4,625		3,723,125
MCI Communications Corp., Sr. Notes(c)	NR	6.95%	08/15/06	1,300		1,046,500
Nextel Communications, Inc., Sr. Notes(b)	B2	7.375%	08/01/15	10,550		11,341,250

SEE NOTES TO FINANCIAL STATEMENTS.

B51

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Telecommunications (cont’d.)
Nextel Communications, Inc., Sr. Notes(b)	B2	9.375%	11/15/09	$5,770	$6,289,300
Nextel Communications, Inc., Sr. Notes	B2	9.50%	02/01/11	4,160	4,700,800
Nextel Partners, Inc., Sr. Notes(b)	Caa1	8.125%	07/01/11	5,875	6,256,875
Qwest Capital Funding, Inc., Gtd. Notes(b)	Caa2	5.875%	08/03/04	5,175	5,187,938
Qwest Capital Funding, Inc., Gtd. Notes	Caa2	7.00%	08/03/09	2,400	2,382,000
Qwest Capital Funding, Inc., Gtd. Notes	Caa2	7.25%	02/15/11	3,325	3,275,125
Qwest Services Corp., Sr. Sec’d. Notes	CCC+	13.50%	12/15/10	16,085	19,543,275
Rogers Wireless Communications, Inc., Sec’d. Notes	Ba3	9.625%	05/01/11	1,300	1,553,500
SBA Communications Corp., Sr. Disc. Notes, Zero Coupon (until 12/15/07)	NR	9.75%	12/15/11	2,900	2,044,500
SBA Communications Corp., Sr. Notes(b)	Caa2	10.25%	02/01/09	4,400	4,323,000
Telus Corp., Notes (Canada)	Ba1	8.00%	06/01/11	3,560	4,162,662
Tritel PCS, Inc., Gtd. Notes	Baa2	10.375%	01/15/11	3,167	3,789,157
Triton PCS, Inc., Gtd. Notes	B2	8.50%	06/01/13	3,010	3,235,750
U.S. West Communications, Inc., Debs.	B2	7.50%	06/15/23	2,000	2,000,000

					125,006,216

Transportation — 3.3%
American Axle & Manufacturing, Inc., Gtd. Notes	Ba1	9.75%	03/01/09	3,940	4,166,550
AMR Corp., Deb. Notes	Caa2	10.00%	04/15/21	1,695	1,288,200
AMR Corp., M.T.N.	B	10.40%	03/15/11	1,000	800,000
AMR Corp., M.T.N.	B	10.55%	03/12/21	1,425	1,097,250
AMR Corp., Notes	Caa2	10.40%	03/10/11	1,000	800,000
ArvinMeritor, Inc., Notes(b)	Baa3	8.75%	03/01/12	5,650	6,469,250
Calair Capital Corp., Gtd. Notes	Caa2	8.125%	04/01/08	1,978	1,720,860
Continental Airlines, Inc., Pass-thru Certs., Ser. 01-1, Class B	Ba1	7.373%	12/15/15	1,417	1,230,900
Continental Airlines, Inc., Pass-thru Certs., Ser. 98-1, Class B	Ba2	6.748%	03/15/17	1,783	1,471,697
Continental Airlines, Inc., Pass-thru Certs., Ser. 99-1, Class B	Ba2	6.795%	02/02/20	969	818,090
Continental Airlines, Inc., Pass-thru Certs., Ser. 99-2, Class B	Ba2	7.566%	03/15/20	898	756,870
Delta Air Lines, Inc., Debs.	B3	10.375%	12/15/22	1,280	923,200
Delta Air Lines, Inc., Notes	B3	7.70%	12/15/05	2,765	2,609,469
Delta Air Lines, Inc., Notes	B3	7.90%	12/15/09	175	141,531
Delta Air Lines, Inc., Pass-thru Certs., Ser. 93, Class A-2	B1	10.50%	04/30/16	2,000	1,582,240
Delta Air Lines, Inc., Sr. Notes	B3	8.30%	12/15/29	2,105	1,391,931
Delta Air Lines, Inc., Sr. Notes	B	10.00%	08/15/08	175	149,844
Holt Group, Inc., Sr. Notes(c)	NR	9.75%	01/15/06	800	23,000
Kansas City Southern Railway, Sr. Notes	Ba3	7.50%	06/15/09	2,750	2,818,750
Lear Corp., Gtd. Notes, Ser. B	Ba1	7.96%	05/15/05	1,275	1,364,250
Navistar International Corp., Sr. Notes, Ser. B	Ba3	9.375%	06/01/06	1,300	1,434,875
Northwest Airlines, Inc., Gtd. Notes	Caa1	8.70%	03/15/07	1,000	875,000
Northwest Airlines, Inc., Gtd. Notes	Caa1	8.875%	06/01/06	350	317,625
Northwest Airlines, Inc., Gtd. Notes	Caa1	9.875%	03/15/07	1,000	910,000
Offshore Logistics, Inc., Gtd. Notes	Ba2	6.125%	06/15/13	4,200	4,116,000
Standyne Automotive Corp., Sr. Sub. Notes, Ser. B	Caa1	10.25%	12/15/07	1,180	1,156,400
Stena AB, Sr. Notes (Sweden)	Ba3	7.50%	11/01/13	3,175	3,270,250
Stena AB, Sr. Notes (Sweden)	Ba3	9.625%	12/01/12	1,600	1,804,000
Trism, Inc., Gtd. Notes(c)	NR	12.00%	02/15/05	1,305	6,523
TRW Automotive, Sr. Notes	B1	9.375%	02/15/13	2,700	3,084,750

					48,599,305

Utilities — 9.3%
AES Corp., Sec’d. Notes(b)	B2	8.75%	05/15/13	9,300	10,392,750
AES Corp., Sr. Notes(b)	B3	9.375%	09/15/10	9,200	10,200,500
AES Corp., Sr. Notes(b)	B3	9.50%	06/01/09	1,325	1,469,094
AES Drax Holdings, Ltd., Sr. Sec’d. Bond, Ser B. (Cayman Islands)	Caa2	10.41%	12/31/20	10,295	8,853,700
AES Eastern Energy LP, Ser. 99-A	Ba1	9.00%	01/02/17	3,193	3,531,490
Aquila, Inc., Sr. Notes	Caa1	6.875%	10/01/04	1,600	1,600,000
Aquila, Inc., Sr. Notes	Caa1	7.625%	11/15/09	475	466,688

SEE NOTES TO FINANCIAL STATEMENTS.

B52

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Utilities (cont’d.)
Aquila, Inc., Sr. Notes	Caa1	9.95%	02/01/11	$3,635	$3,880,362
Beaver Valley II Funding Corp., Debs.	Baa3	9.00%	06/01/17	4,000	4,597,680
Calpine Canada Energy Finance, Gtd. Notes (Canada)	Caa1	8.50%	05/01/08	2,500	1,993,750
Calpine Corp., Sr. Notes(b)	Caa1	8.50%	02/15/11	9,140	7,232,025
Calpine Corp., Sr. Notes(b)	Caa1	8.75%	07/15/07	5,000	4,100,000
Calpine Corp., Sr. Sec’d. Notes(b)	B(g)	8.75%	07/15/13	3,025	2,949,375
CMS Energy Corp., Sr. Notes(b)	B3	8.50%	04/15/11	2,580	2,786,400
CMS Energy Corp., Sr. Notes	B3	9.875%	10/15/07	2,725	3,038,375
Cogentrix Energy, Inc., Gtd. Notes, Ser. B	B1	8.75%	10/15/08	700	705,250
Cogentrix Energy, Inc., Sr. Notes	B1	8.10%	03/15/04	938	935,655
Dynegy Holdings, Inc., Debs.	Caa2	7.125%	05/15/18	675	578,812
Dynegy Holdings, Inc., Debs.	Caa2	7.625%	10/15/26	1,425	1,230,844
Dynegy Holdings, Inc., Sr. Notes(b)	Caa2	6.875%	04/01/11	1,210	1,114,712
Dynegy Holdings, Inc., Sr. Notes(b)	Caa2	8.75%	02/15/12	6,365	6,420,694
Dynegy Holdings, Inc., Sr. Sec’d. Notes(b)	B3	10.125%	07/15/13	2,705	3,110,750
Edison Mission Energy, Sr. Notes(b)	B2	7.73%	06/15/09	6,375	6,072,187
Edison Mission Energy, Sr. Notes	B2	9.875%	04/15/11	750	780,000
Empresa Nacional de Electricidad SA, Notes (Chile)(b)	Ba2	8.35%	08/01/13	5,250	5,901,751
Empresa Nacional de Electricidad SA, Notes (Chile)	Ba2	8.625%	08/01/15	4,700	5,354,714
Homer City Funding LLC, Gtd. Notes	Ba2	8.137%	10/01/19	2,125	2,284,375
Midland Funding II, Debs.	Ba3	13.25%	07/23/06	2,875	3,363,750
Midland Funding II Corp., Debs.	Ba3	11.75%	07/23/05	5,943	6,418,576
Midwest Generation LLC, Pass-thru Certs., Ser. A	B2	8.30%	07/02/09	1,640	1,709,761
Mirant Americas Generation LLC, Sr. Notes(b)(c)	Caa3	7.20%	10/01/08	1,050	887,250
Mission Energy Holding Co., Sr. Sec’d. Notes	Caa2	13.50%	07/15/08	1,215	1,190,700
NRG Energy, Inc.(b)	B2	8.00%	12/15/13	4,900	5,151,125
Orion Power Holdings, Inc., Sr. Notes	B2	12.00%	05/01/10	5,055	6,141,825
Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. B	B1	9.237%	07/02/17	1,791	1,828,661
Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C	B1	9.681%	07/02/26	250	255,224
Reliant Resources, Inc., Sr. Sec’d. Note(b)	B1	9.50%	07/15/13	3,900	4,173,000
Westar Energy, Inc., First Mtge. Notes	Ba1	7.875%	05/01/07	2,205	2,464,088
York Power Funding, Sr. Sec’d. Notes (Cayman Islands) (cost $2,518,597; purchased 07/31/98)(c)(e)(f)	D	12.00%	10/30/07	2,519	1,763,018

					136,928,911

TOTAL CORPORATE BONDS (cost $1,240,416,828)					1,318,278,149

CONVERTIBLE BONDS — 0.8%
Nortel Networks Corp., (Canada)(b)	B3	4.25%	09/01/08	3,810	3,605,213
Solectron Corp.	B1	zero coupon	11/20/20	4,650	2,638,875
Tyco International Group SA (Luxembourg)	Ba2	2.75%	01/15/18	2,950	3,764,937
Tyco International Group SA (Luxembourg)	Ba2	3.125%	01/15/23	1,650	2,256,375

TOTAL CONVERTIBLE BONDS (cost $9,995,344)					12,265,400

FOREIGN GOVERNMENT OBLIGATIONS — 2.3%
Federal Republic of Brazil (Brazil)	B2	8.00%	04/15/14	1,453	1,429,524
Federal Republic of Brazil (Brazil)(b)	B2	9.25%	10/22/10	3,500	3,762,500
Federal Republic of Brazil (Brazil)	B2	10.00%	08/07/11	1,920	2,121,600
Federal Republic of Brazil (Brazil)	B2	11.00%	08/17/40	3,485	3,824,788
Federal Republic of Colombia (Colombia)	Ba2	9.75%	04/23/09	5,255	5,767,362
Federal Republic of Colombia (Colombia)	Ba2	10.00%	01/23/12	1,852	2,027,940
Federal Republic of El Salvador (El Salvador)	Baa3	7.75%	01/24/23	3,015	3,173,288
Federal Republic of Panama (Panama)	Ba1	9.625%	02/08/11	5,000	5,775,000

SEE NOTES TO FINANCIAL STATEMENTS.

B53

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

FOREIGN GOVERNMENT OBLIGATIONS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Republic of Venezuela, (Venezuela)(b)	Caa1	10.75%	09/19/13	$4,000	$4,270,000
Republic of Venezuela, (Venezuela)	B-	10.75%	09/19/13	1,100	1,174,250

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (cost $30,259,149)					33,326,252

				Shares
COMMON STOCKS — 0.5%
Adelphia Business Solutions, Inc. (Class “B” Stock)(a)(c)				25,755	232
Birch Telecom, Inc.(a)				15,652	157
Classic Communications, Inc.(a)(e)				6,000	60
GenTek, Inc.(a)				7,489	265,108
IMPSAT Fiber Networks, Inc., (Argentina)(a)				29,831	228,207
Kaiser Group Holdings, Inc., 7.00%(a)				47,054	1,052,833
Link Energy LLC(a)				31,915	215,426
NTL, Inc.(a)				30,930	2,157,368
Premier Cruises, Ltd., (cost $0; purchased 09/15/99)(a)(e)(f)				74,058	74
PSF Group Holdings, Inc.(a)(e)				220	330,375
RCN Corp.(a)				156	125
Samuels Jewelers, Inc.(a)				36,825	829
Sheffield Steel Corp.(a)				135,158	540,632
Star Gas Partners LP				2,561	62,616
Stellex Technologies, Inc.(a)(e)				859	1
Systems Holding, Inc.(a)(e)				29,402	294
Trism, Inc.(a)				82,628	41
UnitedGlobalCom, Inc., (Class “A” Stock)				212,736	1,804,003
York Research Corp.(a)(e)				4,155	0

TOTAL COMMON STOCKS (cost $18,295,311)					6,658,381

PREFERRED STOCKS — 1.8%
Adelphia Communications Corp., PIK, 13.00%				5,000	75,000
AmeriKing, Inc., PIK, 13.00%				36,672	367
CSC Holdings, Inc., 11.125%				55,454	5,822,670
Dobson Communications Corp., PIK, 12.25%				3,045	3,242,925
Eagle-Picher Holdings, Inc., 11.75%				170	1,241,000
Electronic Retailing Systems International, (cost $0; purchased 09/09/97)(e)(f)				1,046	10
Eott Energy Partners LP, Sr. Notes, PIK, 10.00%				277,806	273,639
Global Crossing Holdings, Ltd., PIK, 7.00%				17,103	171
Kaiser Government Programs, Inc., 7.00%(e)				39,057	391
Kaiser Group Holdings, Inc., 7.00%				24,882	1,281,423
McLeodUSA, Inc., 2.50%				18,063	137,640
New Millenium Homes, 10.00%(e)				3,000	30
NTL Europe, Inc., 10.00%				14	105
Paxon Communications, Inc., PIK, 13.25%				1,035	9,522,000
PRIMEDIA, Inc., 10.00%				20,918	2,049,964
TVN Entertainment Corp., 14.00%(e)				160,625	353,375
World Access, Inc., 13.25%, (cost $2,000,000; purchased 02/11/00)(e)(f)				1,435	1
Xerox Corp., 6.25%				16,920	2,195,370

TOTAL PREFERRED STOCKS (cost $34,283,259)					26,196,081

WARRANTS(a)			Expiration Date	Units
Allegiance Telecommunications, Inc.			02/03/08	3,800	475
Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f)			03/15/05	1,295	0
Bell Technology Group, Ltd.			05/01/05	1,250	13
Bestel SA de CV, (Mexico)			05/15/05	2,500	0
Electronic Retailing Systems(e)			02/01/04	2,000	20
GenTek, Inc.			10/31/06	14,423	144
GenTek, Inc.			10/31/08	7,516	75

SEE NOTES TO FINANCIAL STATEMENTS.

B54

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

WARRANTS (Continued)	Expiration Date	Units	Value (Note 2)
GenTek, Inc.	10/31/10	3,671	$37
GT Group Telecommunication, Inc., (Canada)	02/01/10	3,050	763
HF Holdings, Inc.(e)	09/27/09	18,093	18
ICG Communications, Inc.	10/15/05	20,790	208
McLeodUSA, Inc.	04/16/07	40,027	20,414
MGC Communications, Inc.	10/01/04	1,950	115
National Restaurant Enterprises Holdings, Inc.	05/15/08	250	0
Price Communications Corp.	08/01/07	6,880	248,010
Primus Telecommunications Group	08/01/04	1,500	1,875
Star Choice Communications, Inc., (cost $0; purchased 12/18/97)(f)	12/15/05	69,480	277,920
Sterling Chemical Holdings, Inc.	08/15/08	560	0
Tellus Corp.(e)	09/15/05	42,866	33
Verado Holdings, Inc., Ser. B	04/15/08	1,175	464
Versatel Telecommunications	05/15/08	2,000	20
Viasystems Group, Inc.(e)	01/31/10	45,109	0
Wam!Net, Inc.	03/01/05	3,000	30
XM Satellite Radio, Inc.	03/03/10	5,005	51

TOTAL WARRANTS (cost $3,101,736)			550,685

RIGHT
Netia Holdings BV
(cost $0)		302,168	322,924

TOTAL LONG-TERM INVESTMENTS (cost $1,336,351,627)			1,397,597,872

SHORT-TERM INVESTMENT — 28.6%	Shares
MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series, (Note 4)(d) (cost $419,462,644)	419,462,644	419,462,644

TOTAL INVESTMENTS — 123.9% (cost $1,755,814,271; Note 6)		1,817,060,516
LIABILITIES IN EXCESS OF OTHER ASSETS — (23.9)%		(350,373,328)

TOTAL NET ASSETS — 100%		$1,466,687,188

The following abbreviations are used in portfolio descriptions:

CBO	Collateralized Bond Obligation
L.P.	Limited Partnership
M.T.N.	Medium Term Note
NR	Not rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $362,328,575; cash collateral of $377,052,545 was received with which the portfolio purchased securities.

(c)	Represents issuer in default on interest payments, non-income producing security.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities of loan.

(e)	Indicates a fair valued security.

(f)	Indicates a restricted security; the aggregate cost of the restricted securities is $12,895,851. The aggregate value, $8,159,935 is approximately 0.6% of net assets.

(g)	Standard & Poor’s rating.

(h)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(i)	Amount is actual; not rounded to thousands.

SEE NOTES TO FINANCIAL STATEMENTS.

B55

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS	Shares	Value (Note 2)
Automobiles — 0.9%
Harley-Davidson, Inc.(b)	357,300	$16,982,469

Beverages — 0.8%
Anheuser-Busch Companies, Inc.	275,600	14,518,608

Biotechnology — 7.1%
Amgen, Inc.(a)	928,300	57,368,940
Genentech, Inc.(a)(b)	376,900	35,266,533
Gilead Sciences, Inc.(a)(b)	452,100	26,285,094
MedImmune, Inc.(a)	451,200	11,460,480

		130,381,047

Capital Markets — 5.2%
Goldman Sachs Group, Inc.(b)	354,600	35,009,658
Merrill Lynch & Co., Inc.	544,000	31,905,600
State Street Corp.	545,900	28,430,472

		95,345,730

Commercial Services & Supplies — 1.0%
Apollo Group, Inc. (Class “A” Stock)(a)(b)	279,700	19,019,600

Communications Equipment — 4.4%
Cisco Systems, Inc.(a)(b)	2,762,900	67,110,841
Motorola, Inc.	290,800	4,091,556
Nokia Oyj, ADR (Finland)(a)(b)	324,100	5,509,700
QUALCOMM, Inc.	100,900	5,441,537

		82,153,634

Computers & Peripherals — 6.4%
Dell, Inc.(a)	1,244,900	42,276,804
EMC Corp.(a)(b)	1,937,600	25,033,792
Hewlett-Packard Co.	809,900	18,603,403
International Business Machines Corp.	357,000	33,086,760

		119,000,759

Consumer Finance — 2.6%
American Express Co.(b)	982,000	47,361,860

Diversified Financials — 2.4%
Citigroup, Inc.(b)	898,700	43,622,898

Electronic Equipment & Instruments — 1.9%
Agilent Technologies, Inc.(a)	1,214,000	35,497,360

Energy Equipment & Services — 3.0%
BJ Services Co.(a)	501,000	17,985,900
Schlumberger Ltd.(b)	680,000	37,209,600

		55,195,500

Food & Staples Retailing — 4.0%
Costco Wholesale Corp.(a)	493,200	18,337,176
Wal-Mart Stores, Inc.	678,200	35,978,510
Whole Foods Market, Inc.(a)(b)	282,900	18,991,077

		73,306,763

Health Care Equipment & Supplies — 1.5%
Alcon, Inc. (Switzerland)(b)	88,000	5,327,520
Medtronic, Inc.	444,400	21,602,284

		26,929,804

Health Care Providers & Services — 0.5%
Caremark Rx, Inc.(a)(b)	357,700	9,060,541

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hotels Restaurants & Leisure — 3.7%
Marriott International, Inc. (Class “A” Stock)	198,700	$9,179,940
McDonald’s Corp.	887,300	22,031,659
Starbucks Corp.(a)	1,092,700	36,124,662

		67,336,261

Household Durables — 0.2%
Harman International Industries, Inc.	56,600	4,187,268

Household Products — 0.9%
Procter & Gamble Co. (The)(b)	161,500	16,130,620

Industrial Conglomerates — 3.5%
3M Co.	219,700	18,681,091
General Electric Co.	1,489,300	46,138,514

		64,819,605

Insurance — 1.5%
American International Group, Inc.(b)	424,537	28,138,312

Internet & Catalog Retail — 2.3%
eBay, Inc.(a)(b)	386,800	24,983,412
InterActiveCorp(a)(b)	538,700	18,278,091

		43,261,503

Internet Software & Services — 1.5%
Yahoo!, Inc.(a)(b)	605,800	27,363,986

Media — 6.0%
Clear Channel Communications, Inc.	406,300	19,027,029
Hughes Electronics Corp.(a)(b)	718,503	11,891,226
Univision Communications, Inc. (Class “A” Stock)(a)(b)	727,500	28,874,475
Viacom, Inc. (Class “B” Stock)	1,163,219	51,623,659

		111,416,389

Oil & Gas — 2.0%
Total SA (France)(a)	193,780	36,028,174

Personal Products — 1.0%
Avon Products, Inc.	281,900	19,025,431

Pharmaceuticals — 9.2%
Allergan, Inc.(b)	231,200	17,758,472
AstraZeneca PLC, ADR (United Kingdom)(b)	455,300	22,027,414
Forest Laboratories, Inc.(a)	170,400	10,530,720
Novartis AG, ADR (Switzerland)(a)	480,800	22,063,912
Pfizer, Inc.	1,262,191	44,593,208
Roche Holdings Group, ADR (Switzerland)(a)	260,800	26,306,687
Teva Pharmaceutical Industries Ltd., ADR (Israel)(b)	472,200	26,778,477

		170,058,890

Semiconductor Equipment & Products — 10.8%
Altera Corp.(a)	951,600	21,601,320
AMIS Holdings, Inc.(a)	273,000	4,990,440
Analog Devices, Inc.	334,400	15,265,360

SEE NOTES TO FINANCIAL STATEMENTS.

B56

JENNISON PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductor Equipment & Products (cont’d.)
Applied Materials, Inc.(a)	501,500	$11,258,675
Intel Corp.(b)	2,050,200	66,016,440
KLA-Tencor Corp.(a)(b)	476,800	27,973,856
Marvell Technology Group Ltd. (Bermuda)(a)(b)	122,300	4,638,839
Texas Instruments, Inc.	1,612,400	47,372,312

		199,117,242

Software — 6.7%
Electronic Arts, Inc.(a)(b)	395,700	18,906,546
Microsoft Corp.	2,040,300	56,189,862
PeopleSoft, Inc.(a)	656,500	14,968,200
SAP AG, ADR (Germany)(a)(b)	805,300	33,468,254

		123,532,862

Specialty Retail — 5.5%
Bed Bath & Beyond, Inc.(a)	1,000,800	43,384,680
CarMax, Inc.(a)	56,500	1,747,545
Lowe’s Companies, Inc. (The)(b)	344,900	19,104,011
Tiffany & Co.(b)	844,000	38,148,800

		102,385,036

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 1.4%
Vodafone Group PLC, ADR (United Kingdom)(b)	1,062,000	$26,592,480

TOTAL LONG-TERM INVESTMENTS (cost $1,553,767,274)		1,807,770,632

SHORT-TERM INVESTMENT — 29.7%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $548,869,541; Note 4)(c)	548,869,541	548,869,541

TOTAL INVESTMENTS — 127.6% (cost $2,102,636,815; Note 6)		2,356,640,173
LIABILITIES IN EXCESS OF OTHER ASSETS — (27.6)%		(509,935,538)

NET ASSETS — 100%		$1,846,704,635

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $478,549,044; cash collateral of $495,524,246 was received with which the portfolio purchased securities.

(c)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

B57

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Bank Notes — 1.8%
American Express Centurion Bank(a)	1.11%	01/29/04	$17,000	$16,999,447

Certificates of Deposit — 28.9%
Banco Bilbao Vizcaya	1.20%	08/27/04	15,000	15,000,000
BNP Paribas SA	1.10%	03/03/04	10,000	10,000,000
BNP Paribas SA	1.33%	04/13/04	20,000	20,000,000
BNP Paribas SA	1.15%	07/22/04	10,000	9,999,443
Citibank NA	1.09%	02/05/04	25,000	25,000,928
Credit Agricole Indosuez	1.23%	08/04/04	15,000	14,999,111
Credit Agricole Indosuez	1.44%	10/27/04	15,000	15,000,000
Danske Bank	1.32%	08/11/04	11,000	11,004,710
HBOS Treasury Services PLC	1.12%	02/23/04	48,000	48,000,000
Natexis Banque Populaires	1.10%	03/17/04	17,000	17,000,000
Royal Bank of Scotland PLC	1.07%	01/12/04	20,000	20,000,228
Toronto Dominion	1.345%	04/16/04	20,000	20,011,513
Wells Fargo Bank NA	1.08%	01/12/04	14,000	13,999,979
Wells Fargo Bank NA	1.05%	01/30/04	30,000	29,999,879

				270,015,791

Commercial Paper — 32.6%
Alliance & Leicester PLC	1.09%	03/19/04	6,000	5,985,830
Amsterdam Funding Corp.	1.09%	01/15/04	5,766	5,763,556
Aventis SA	1.10%	01/28/04	14,590	14,577,963
Danske Bank	1.10%	02/23/04	3,100	3,094,980
Falcon Asset Securitization Corp.	1.08%	01/27/04	41,355	41,322,743
Long Lane Master Trust IV	1.12%	01/20/04	1,000	999,409
Long Lane Master Trust IV	1.12%	03/25/04	5,043	5,029,821
Market Street Funding Corp.	1.10%	01/29/04	4,539	4,535,117
J.P. Morgan Chase & Co.	1.09%	01/28/04	22,000	21,982,015
Natexis Banque Populaires	1.11%	02/20/04	30,000	29,953,750
Nationwide Building Society	1.09%	03/05/04	15,000	14,970,933
New Center Asset Trust	1.10%	02/25/04	4,000	3,993,278
New Center Asset Trust	1.10%	03/19/04	5,000	4,988,137
Nordea North America, Inc.	1.08%	01/22/04	1,670	1,668,948
Nyala Funding LLC	1.16%	02/18/04	7,000	6,989,173
Old Line Funding	1.09%	01/15/04	20,000	19,991,522
Park Granada LLC	1.12%	01/16/04	4,382	4,379,955
Prudential PLCx	1.09%	03/05/04	15,000	14,970,933
Sheffield Receivables Corp.	1.09%	01/26/04	20,000	19,984,861
Spintab/Swedmortgage AB	1.09%	03/16/04	31,000	30,929,604
Stadshypotek Delaware	1.10%	02/19/04	48,000	47,928,134

				304,040,662

Loan Participation — 0.7%
Countrywide Homes Loan, Inc.	1.15%	01/23/04	3,000	3,000,000
Countrywide Homes Loan, Inc.	1.15%	01/30/04	4,000	4,000,000

				7,000,000

Other Corporate Obligations — 22.4%
American Express Credit Corp.	1.20%	01/05/04	8,000	8,000,000
GE Capital Assurances Co. (cost $8,000,000; purchased 7/17/2003)(a)(b)	1.229%	01/22/04	8,000	8,000,000
General Electric Capital Corp.(a)	1.25%	01/09/04	15,000	15,000,000
General Electric Capital Corp.(a)	1.23%	01/19/04	24,000	24,000,000
Goldman Sachs Group, LP(a)	1.312%	03/15/04	45,000	45,000,000
Merrill Lynch & Co., Inc.(a)	1.28%	01/02/04	19,000	19,007,213
Merrill Lynch & Co., Inc.(a)	1.295%	01/12/04	28,000	28,000,000
Metropolitan Life Insurance (cost $9,000,000; purchased 9/26/2002)(a)(b)	1.242%	01/02/04	9,000	9,000,000
Metropolitan Life Insurance (cost $9,000,000; purchased 2/05/2003)(a)(b)	1.26%	02/09/04	9,000	9,000,000
J.P. Morgan Chase & Co.	1.282%	01/15/04	25,000	25,000,000
Pacific Life Insurance (cost $7,000,000; purchased 12/16/2003)(a)(b)	1.288%	03/16/04	7,000	7,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

B58

MONEY MARKET PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Other Corporate Obligations (cont’d.)
Royal Bank of Canada	1.15%	01/12/04	$5,000	$5,000,000
Travelers Insurance Co. (cost $7,000,000; purchased 6/30/2003)(a)(b)	1.23%	01/08/04	7,000	7,000,000

				209,007,213

Repurchase Agreement — 1.3%
Greenwich Capital Management(c)	1.01%	01/02/04	11,738	11,738,000

U.S. Government Obligations — 12.0%
Federal Home Loan Bank	1.25%	07/02/04	15,000	15,000,000
Federal Home Loan Mortgage Corp.	1.30%	04/22/04	15,000	14,939,567
Federal Home Loan Mortgage Corp.	1.43%	09/03/04	45,000	45,000,000
Federal National Mortgage Association	1.13%	04/28/04	15,000	14,944,442
Federal National Mortgage Association	5.625%	05/14/04	10,000	10,154,422
Federal National Mortgage Association	6.50%	08/15/04	5,000	5,162,839
Federal National Mortgage Association	1.47%	09/22/04	7,000	7,000,000

				112,201,270

TOTAL INVESTMENTS — 99.7% (amortized cost $931,002,383; Note 6)(d)				931,002,383

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%				2,648,356

TOTAL NET ASSETS — 100.0%				$933,650,739

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(b)	Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $40,000,000, and represents 4.3% of net assets.

(c)	Greenwich Capital Repurchase Agreement, repurchase price $11,738,650 due 1/2/04. The value of the collateral including accrued interest was $11,973,016. Collateralized by United States Treasury or federal agency obligations.

(d)	Federal income tax basis is the same as for financial reporting purposes.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2003 was as follows:

Commercial Banks	41.6%
Life Insurance	20.4%
Asset Backed Securities	16.1%
Federal Credit Agencies	12.0%
Short Term Business Credit	4.2%
Mortgage Bankers	3.8%
Pharmaceuticals	1.6%

99.7%
Other assets in excess of liabilities	0.3%

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B59

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 98.8%
COMMON STOCKS — 96.6%	Shares	Value (Note 2)
Chemicals — 0.3%
Hokko Chemical Industry Co., Ltd. (Japan)	450,900	$1,485,189

Energy Equipment & Services — 24.6%
B.J. Services Co.(a)	686,200	24,634,580
Cooper Cameron Corp.(a)	72,700	3,387,820
ENSCO International, Inc.	230,200	6,254,534
FMC Technologies, Inc.(a)	195,261	4,549,581
Grant Prideco, Inc.(a)	213,400	2,778,468
Grey Wolf, Inc.(a)	326,000	1,219,240
Hydril Co.(a)	96,200	2,302,066
Lone Star Technologies, Inc.(a)	91,000	1,454,180
Maverick Tube Corp.(a)	368,900	7,101,325
Nabors Industries, Ltd. (Barbados)(a)(b)	186,400	7,735,600
National-Oilwell, Inc.(a)	183,000	4,091,880
Oil States International, Inc.(a)	478,700	6,673,078
OPTI Canada, Inc. (Class “C” Stock) (Canada)(a)(d)	352,074	4,154,868
Rowan Cos., Inc.(a)(b)	166,500	3,857,805
Smith International, Inc.(a)(b)	584,600	24,272,592
Tesco Corp.(a)	196,300	1,602,604
W-H Energy Services, Inc.(a)	168,800	2,734,560
Weatherford International, Ltd.(a)	391,800	14,104,800

		122,909,581

Food Products — 0.7%
Cresud SA, ADR (Argentina)(b)	287,800	3,525,550

Industrial Conglomerates — 7.6%
Companhia Vale do Rio Doce, ADR (Brazil)(b)	245,200	14,344,200
Phelps Dodge Corp.(a)(b)	207,500	15,788,675
WMC Resorces, Ltd. (Australia)(a)	1,844,300	7,823,380

		37,956,255

Metals & Mining — 29.0%
Alcoa, Inc.(b)	219,900	8,356,200
Alumina, Ltd. (Australia)	1,989,400	9,847,862
Anglo American Platinum, Ltd., ADR (South Africa)(b)	179,069	7,820,015
AngloGold, Ltd., ADR (Canada)(b)	155,476	7,260,729
Aquarius Platinum, Ltd. (Australia)	517,725	3,081,631
Avgold, Ltd., ADR (South Africa)(a)	121,800	1,970,700
AXMIN, Inc. (Canada)(a)	562,700	544,303
Bema Gold Corp. (Canada)(a)(b)	494,200	1,838,424
Century Aluminum Co.(a)	126,000	2,395,260
Coeur d’Alene Mines Corp.(a)	243,825	1,409,308
Crystallex International Corp. (Canada)(a)(b)	734,800	2,028,048
Durban Roodepoort Deep, Ltd. ADR (South Africa)(a)(b)	830,600	2,657,920
European Goldfields, Ltd.(a)	38,400	74,289
FNX Mining Co., Inc. (Canada)(a)	230,600	1,556,070
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)(b)	325,000	13,692,250
Gabriel Resources, Ltd.(a)	376,300	1,426,868
Gold Reserve, Inc. (Canada)(a)	121,200	590,876

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Metals & Mining (cont’d.)
Golden Star Resources, Ltd.(a)(b)	238,700	$1,663,739
Harmony Gold Mining Co., Ltd. (South Africa)	156,400	2,542,232
Harmony Gold Mining Co., Ltd. ADR (South Africa)(b)	278,800	4,524,924
IAMGOLD Corp.(a)	1,717,380	11,987,439
Impala Platinum Holdings, Ltd., ADR (South Africa)	187,900	8,163,447
Ivanhoe Mines, Ltd.(a)(b)	576,300	4,593,453
Kinross Gold Corp.(a)	625,965	4,999,001
Kinross Gold Corp. (Canada)(a)(b)	17,401	139,034
Lihir Gold, Ltd. (Australia)	6,154,600	6,723,916
Massey Energy Co.	338,300	7,036,640
Meridian Gold, Inc.(a)	274,000	4,013,790
Miramar Mining Corp.(a)	234,000	601,380
Miramar Mining Corp. (Canada)(a)	336,000	871,039
Nelson Resources, Ltd. (Canada)(a)	841,500	709,797
Nevsun Resources, Ltd. (Canada)(a)(b)	351,300	1,826,842
Newcrest Mining, Ltd. (Australia)	498,200	4,861,026
Orezone Resourses, Inc. (Canada)(a)(b)	988,500	971,480
Pan American Silver Corp. (Canada)(a)(b)	97,572	1,393,832
Platnium Group Metals, Ltd. (Canada)(a)	1,186,700	1,460,130
Randgold Resources, Ltd., ADR (Channel Islands)(a)(b)	113,800	3,106,740
SouthernEra Resources, Ltd. (Canada)(a)	433,400	1,797,658
Stornoway Diamond Corp. (Canada)(a)	357,800	512,231
Wheaton River Minerals, Ltd. (Canada)(a)(b)	1,229,900	3,683,276

		144,733,799

Oil & Gas — 33.2%
Apache Corp.(b)	64,183	5,205,241
Brigham Exploration Co.(a)	89,500	718,595
Cheniere Energy, Inc.(a)(b)	203,800	2,384,460
Denbury Resources, Inc.(a)(b)	342,700	4,766,957
Encore Aquisition Co.(a)	279,000	6,877,350
Eni SpA, ADR (Italy)(b)	141,300	13,420,674
Evergreen Resources, Inc.(a)(b)	377,400	12,269,274
Genoil, Inc. (Canada)(a)	493,267	57,257
KCS Energy, Inc.(a)	296,972	3,133,055
LUKOIL ADR (Russia)(a)	30,100	2,802,310
McMoRan Exploration Co.(a)(b)	111,300	2,086,875
Noble Energy, Inc.(b)	105,600	4,691,808
Petroleo Brasileiro SA, ADR (Brazil)(a)(b)	210,600	6,157,944
Pioneer Natural Resources Co.(a)	295,560	9,437,231
Quicksilver Resources, Inc.(a)	168,300	5,436,090
Sibneft, ADR (Russia)(a)(b)	49,100	1,522,100
St. Mary Land & Exploration Co.(b)	140,200	3,995,700
Suncor Energy, Inc.(b)	503,000	12,650,416

SEE NOTES TO FINANCIAL STATEMENTS.

B60

NATURAL RESOURCES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil & Gas (cont’d.)
Surgutneftegaz ADR (Russia)(a)(b)	76,100	$2,214,510
Swift Energy Co.(a)	304,700	5,134,195
Total SA, ADR (France)(a)	230,300	21,305,053
Trident Resources Corp. (Canada)(a)(d)	412,657	4,470,651
Western Gas Resources, Inc.	482,700	22,807,575
Western Oil Sands, Inc. (Canada)(a)	233,200	5,323,583
Westport Resources Corp.(a)	124,300	3,711,598
YUKOS, ADR (Russia)	69,916	2,936,472

		165,516,974

Paper & Forest Products — 0.7%
TimberWest Forest Corp.	326,500	3,208,783

Real Estate — 0.5%
IRSA Inversiones y Representaciones, SA, GDR (Argentina)(a)(b)	264,300	2,643,000

TOTAL COMMON STOCKS (cost $301,229,451)		481,979,131

LINKED NOTE — 1.5%	Principal Amount (000)
USD Palladium Linked Bank Note, Zero Coupon, 7/13/07 (cost $7,000,001)	$7,000	7,238,813

PREFERRED STOCK — 0.6%	Shares	Value (Note 2)
Oil & Gas
Surgutneftegaz ADR (Russia)(a)(b) (cost $2,445,104)	79,300	$3,064,945

WARRANT(a) — 0.1%	Units
Metals & Mining
Pan American Silver Corp., expiring 2/20/08 (cost $139,820)	49,786	357,527

TOTAL LONG-TERM INVESTMENTS (cost $310,814,376)		492,640,416

SHORT-TERM INVESTMENT — 27.7%	Shares
Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series (cost $138,275,832; Note 4)(c)	138,275,832	138,275,832

TOTAL INVESTMENTS — 126.5% (cost $449,090,208; Note 6)		630,916,248

LIABILITIES IN EXCESS OF OTHER ASSETS — (26.5)%		(132,190,977)

NET ASSETS — 100%		$498,725,271

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt
GDR	Global Depository Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate value of $125,254,525; cash collateral of $132,557,956 was received with which the portfolio purchased securities.

(c)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)	Indicates a fair valued security.

SEE NOTES TO FINANCIAL STATEMENTS.

B61

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS	Shares	Value (Note 2)
Advertising — 0.2%
ADVO, Inc.(b)	39,703	$1,260,967

Aerospace — 1.7%
AAR Corp.(a)	41,955	627,227
Alliant Techsystems, Inc.(a)	50,976	2,944,374
Curtiss-Wright Corp.(b)	27,216	1,224,992
DRS Technologies, Inc.(a)	35,381	982,884
GenCorp, Inc.	57,987	624,520
Kaman Corp. (Class “A” Stock)	29,800	379,354
Moog, Inc. (Class “A” Stock)(a)	22,720	1,122,368
Trimble Navigation, Ltd.(a)	43,617	1,624,297
Triumph Group, Inc.(a)	20,880	760,032

		10,290,048

Agricultural Products & Services — 0.2%
Delta & Pine Land Co.	50,258	1,276,553

Airlines — 0.5%
Atlantic Coast Airlines Holdings, Inc.(a)	59,762	591,644
Frontier Airlines, Inc.(a)	46,399	661,650
Mesa Air Group, Inc.(a)(b)	41,470	519,204
SkyWest, Inc.	76,283	1,382,248

		3,154,746

Apparel — 1.1%
Fossil, Inc.(a)	61,412	1,720,150
Genesco, Inc.(a)	28,640	433,323
Pacific Sunwear of California, Inc.(a)	103,249	2,180,619
Phillips-Van Heusen Corp.	40,049	710,469
Russell Corp.	42,803	751,621
Wolverine World Wide, Inc.	52,951	1,079,142

		6,875,324

Appliances & Home Furnishings — 0.1%
Applica, Inc.(a)	31,203	237,143
Fedders Corp.	40,051	288,367
Salton, Inc.(a)(b)	14,750	192,487

		717,997

Autos – Cars & Trucks — 0.5%
Midas, Inc.(a)	20,070	287,001
Myers Industries, Inc.	39,751	481,782
Standard Motor Products, Inc.	26,005	315,961
TBC Corp.(a)	28,761	742,321
Tower Automotive, Inc.(a)	74,269	507,257
Wabash National Corp.(a)(b)	34,125	999,863

		3,334,185

Banks and Savings & Loans — 6.6%
Anchor BanCorp Wisconsin, Inc.	30,539	760,421
BankUnited Financial Corp. (Class “A” Stock)(a)	39,024	1,006,429
Boston Private Financial Holdings, Inc.	32,150	798,606
Brookline Bancorp, Inc.	77,521	1,189,172
Chittenden Corp.	48,178	1,620,708
Commercial Federal Corp.	55,638	1,486,091
Community First Bankshares, Inc.	49,505	1,432,675
Dime Community Bancshares	33,752	1,038,212
Downey Financial Corp.	36,877	1,818,036

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Banks and Savings & Loans (cont’d.)
East West Bancorp, Inc.	32,050	$1,720,444
First Bancorp/Puerto Rico	52,825	2,089,229
First Midwest Bancorp, Inc.	61,477	1,992,470
First Republic Bank(a)	19,160	685,928
FirstFed Financial Corp.(a)	22,431	975,748
Flagstar Bancorp, Inc.(b)	79,709	1,707,367
Gold Banc Corp., Inc.	52,020	731,401
Provident Bankshares Corp.	32,395	953,709
Republic Bancorp, Inc.	83,806	1,130,543
Riggs National Corp.	37,733	623,726
Seacoast Financial Services Corp.	33,995	931,803
Southwest Bancorporation of Texas, Inc.(a)	45,151	1,754,116
Staten Island Bancorp, Inc.	77,488	1,743,480
Sterling Bancshares, Inc.	58,519	780,058
Susquehanna Bancshares, Inc.	52,571	1,314,801
TrustCo Bank Corp.	98,195	1,291,264
UCBH Holdings, Inc.	59,457	2,317,039
Umpqua Holdings Corp.	37,400	777,546
United Bankshares, Inc.	57,994	1,809,413
Waypoint Financial Corp.	44,414	963,340
Whitney Holding Corp.	53,347	2,186,694
Wintrust Financial Corp.	25,984	1,171,878

		40,802,347

Chemicals — 1.7%
A. Schulman, Inc.	39,587	843,995
Arch Chemicals, Inc.	29,691	761,871
Cambrex Corp.	34,062	860,406
Georgia Gulf Corp.	42,893	1,238,750
H.B. Fuller Co.	37,508	1,115,488
MacDermid, Inc.	39,982	1,368,984
OM Group, Inc.(a)	37,400	979,506
Omnova Solutions, Inc.(a)	52,731	253,109
Penford Corp.	11,350	155,835
PolyOne Corp.(a)	121,054	773,535
Quaker Chemical Corp.	12,660	389,295
TETRA Technologies, Inc.(a)	28,915	700,899
WD-40 Co.	22,191	784,674
Wellman, Inc.	42,072	429,555

		10,655,902

Collectibles & Gifts — 0.4%
Action Performance Cos., Inc.	23,593	462,423
Cross (A.T.) Co. (Class “A” Stock)(a)	19,740	131,666
Department 56, Inc.(a)	17,275	226,303
Enesco Group, Inc.(a)	18,541	191,343
Lennox International, Inc.	77,549	1,295,068

		2,306,803

Commercial Services — 3.4%
ABM Industries, Inc.	65,143	1,134,140
Arbitron, Inc.(a)	40,019	1,669,593
Bowne & Co., Inc.	44,667	605,684
Central Parking Corp.	47,603	710,713
Coinstar, Inc.(a)(b)	27,964	505,030
Consolidated Graphics, Inc.(a)	17,747	560,450
CPI Corp.	10,657	215,378

SEE NOTES TO FINANCIAL STATEMENTS.

B62

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Services (cont’d.)
Dendrite International, Inc.(a)	53,590	$839,755
eFunds Corp.(a)	62,062	1,076,776
Global Payments, Inc.	49,292	2,322,639
Hooper Holmes, Inc.	85,403	527,791
Information Holdings, Inc.(a)	27,510	607,971
Insurance Auto Auctions, Inc.(a)	15,151	197,721
John H. Harland Co.	37,067	1,011,929
Kroll, Inc.(a)(b)	55,095	1,432,470
Labor Ready, Inc.(a)	53,376	699,226
MAXIMUS, Inc.(a)	27,577	1,079,088
MemberWorks, Inc.(a)(b)	14,271	387,743
Mobile Mini, Inc.(a)	18,864	371,998
NCO Group, Inc.(a)	34,279	780,533
Nelson Thomas, Inc.	18,950	366,303
On Assignment, Inc.(a)	33,180	172,868
PAREXEL International Corp.(a)	34,182	555,799
Pre-Paid Legal Services, Inc.(a)(b)	22,799	595,510
Rewards Network, Inc.(a)(b)	31,884	339,883
Roto-Rooter, Inc.	13,060	602,066
SOURCECORP, Inc.(a)	21,192	543,151
Startek, Inc.	18,869	769,666
Volt Information Sciences, Inc.(a)	20,033	452,746

		21,134,620

Computer Services — 3.8%
Actel Corp.(a)	33,449	806,121
Adaptec, Inc.(a)	143,565	1,267,679
Agilysys, Inc.	42,348	472,180
American Management Systems, Inc.(a)	55,883	842,157
Avid Technology, Inc.(a)	40,568	1,947,264
Black Box Corp.(b)	23,724	1,092,965
Brooktrout, Inc.(a)	16,429	206,677
CACI International, Inc. (Class “A” Stock)(a)	38,134	1,854,075
Carreker Corp.(a)	30,103	421,743
Cerner Corp.(a)(b)	46,705	1,767,784
Ciber, Inc.(a)(b)	84,194	729,120
FactSet Research Systems, Inc.(b)	44,639	1,705,656
FileNet Corp.(a)	49,521	1,341,029
Hutchinson Technology, Inc.(a)	34,246	1,052,722
Insight Enterprises, Inc.(a)	61,417	1,154,640
Manhattan Associates, Inc.(a)	39,483	1,091,310
Mercury Computer Systems, Inc.(a)	27,708	689,929
Midway Games, Inc.(a)(b)	73,739	286,107
NYFIX, Inc.(a)	41,933	333,367
Phoenix Technology, Ltd.(a)	32,015	258,681
Pinnacle Systems, Inc.(a)	87,490	746,290
Progress Software Corp.(a)	46,036	941,896
QRS Corp.(a)	20,982	170,374
Radiant Systems, Inc.(a)	36,553	307,411
RadiSys Corp.(a)	23,824	401,673
Standard Microsystems Corp.(a)	22,293	564,013
TALX Corp.	17,910	412,467
Teledyne Technologies, Inc.(a)	42,475	800,654

		23,665,984

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Construction — 2.6%
Butler Manufacturing Co.(a)	8,281	$182,182
Coachmen Industries, Inc.	20,489	371,056
ElkCorp	25,913	691,877
Florida Rock Industries, Inc.	37,848	2,075,963
Insituform Technologies, Inc. (Class “A” Stock)(a)	34,839	574,843
M.D.C. Holdings, Inc.(b)	38,844	2,505,438
NVR, Inc.(a)(b)	9,439	4,398,574
Shaw Group, Inc.(a)	76,245	1,038,457
Simpson Manufacturing, Co., Inc.(a)	32,565	1,656,256
Standard Pacific Corp.(b)	43,356	2,104,934
Thomas Industries, Inc.	22,744	788,307

		16,387,887

Consumer Cyclical — 0.1%
JAKKS Pacific, Inc.(a)	33,048	434,912

Containers — 0.3%
AptarGroup, Inc.	47,867	1,866,813

Cosmetics & Soaps
Nature’s Sunshine Products, Inc.	18,306	154,686

Distribution/Wholesalers — 0.7%
Advanced Marketing Services, Inc.	25,118	286,345
Bell Microproducts, Inc. (Class “B” Stock)(a)	34,985	316,964
Castle (A.M.) & Co.(a)	20,813	151,935
SCP Pool Corp.(a)	46,710	1,526,483
United Stationers, Inc.(a)	44,603	1,825,155

		4,106,882

Diversified Manufacturing Operations — 1.4%
Acuity Brands, Inc.	55,147	1,422,793
Barnes Group, Inc.	30,007	969,526
CLARCOR, Inc.	33,407	1,473,249
CUNO, Inc.(a)	22,101	995,208
Griffon Corp.(a)(b)	38,918	788,479
Intermet Corp.	33,703	183,007
Lydall, Inc.(a)	21,387	217,933
Mueller Industries, Inc.(a)	45,171	1,552,075
Standex International Corp.	16,052	449,456
Valmont Industries, Inc.	31,345	725,637

		8,777,363

Drugs & Medical Supplies — 6.7%
Advanced Medical Optics, Inc.(a)(b)	38,701	760,475
American Medical Systems Holdings, Inc.(a)	43,636	951,265
ArthroCare Corp.(a)	27,264	667,968
Cephalon, Inc.(a)(b)	73,452	3,555,811
CIMA Labs, Inc.(a)	19,114	623,499
Coherent, Inc.(a)	39,326	935,959
CONMED Corp.(a)	38,268	910,779
CyroLife, Inc.(a)(b)	25,954	150,014
Diagnostic Products Corp.	37,997	1,744,442
Enzo Biochem, Inc.(a)	39,542	708,197

SEE NOTES TO FINANCIAL STATEMENTS.

B63

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Drugs & Medical Supplies (cont’d.)
Haemonetics Corp.(a)	31,927	$762,736
Hologic, Inc.(a)	26,012	450,788
ICU Medical, Inc.(a)(b)	18,040	618,411
IDEXX Laboratories, Inc.(a)(b)	46,036	2,130,546
INAMED Corp.(a)(b)	46,248	2,222,655
Integra LifeSciences Holdings(a)(b)	35,849	1,026,357
Invacare Corp.	40,913	1,651,658
Medicis Pharmaceutical Corp. (Class “A” Stock)(b)	36,201	2,581,131
NBTY, Inc.(a)	87,666	2,354,709
Noven Pharmaceuticals, Inc.(a)	29,693	451,631
Osteotech, Inc.(a)	22,530	198,264
Owens & Minor, Inc.	51,425	1,126,722
PolyMedica Corp.	33,746	887,857
Possis Medical, Inc.(a)	23,425	462,644
Priority Healthcare Corp.(a)	57,103	1,376,753
Regeneron Pharmaceuticals, Inc.(a)	72,944	1,073,006
ResMed, Inc.(a)	44,797	1,860,867
Respironics, Inc.(a)	46,401	2,092,221
Savient Pharmaceuticals, Inc.(a)	78,485	361,816
SurModics, Inc.(a)(b)	22,999	549,676
Sybron Dental Specialties, Inc.(a)	50,396	1,416,128
Techne Corp.(a)	54,190	2,047,298
Viasys Healthcare, Inc.(a)	39,873	821,384
Vital Signs, Inc.	17,052	557,600
Wilson Greatbatch Technologies, Inc.(a)	27,916	1,180,009

		41,271,276

Education — 0.4%
ITT Educational Services, Inc.(a)(b)	59,702	2,804,203

Electrical Equipment — 0.9%
Anixter International, Inc.(a)(b)	47,774	1,236,391
Baldor Electric Co.(b)	43,262	988,537
C&D Technologies, Inc.	33,603	644,169
Kulicke & Soffa Industries, Inc.(a)(b)	65,994	948,994
MagneTek, Inc.(a)	37,534	247,349
Technitrol, Inc.	53,025	1,099,738
Vicor Corp.(a)	55,143	629,182

		5,794,360

Electronics — 2.7%
Analogic Corp.	17,768	728,488
Artesyn Technologies, Inc.(a)	51,105	435,415
Audiovox Corp.(a)	30,261	388,551
Belden, Inc.	33,506	706,642
Benchmark Electronics, Inc.(a)	53,710	1,869,645
Cable Design Technologies Corp.(a)	55,041	494,819
Checkpoint Systems, Inc.(a)	43,331	819,389
Cohu, Inc.	28,077	537,675
CTS Corp.	47,213	542,949
Dionex Corp.(a)(b)	27,864	1,282,301
EDO Corp.	26,054	642,231
Electro Scientific Industries, Inc.(a)	36,830	876,554
Esterline Technologies, Inc.(a)	27,743	739,906

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronics (cont’d.)
Helix Technology Corp.	34,382	$707,582
Intermagnetics General Corp.(a)	22,025	488,074
InVision Technologies, Inc.(a)	22,332	749,685
Itron, Inc.(a)	27,107	497,684
Keithley Instruments, Inc.	20,404	373,393
Methode Electronics, Inc. (Class “A” Stock)	47,078	575,764
Park Electrochemical Corp.	26,075	690,727
Photronics, Inc.(a)	42,606	848,711
SBS Technologies, Inc.(a)	19,804	291,317
Three-Five Systems, Inc.(a)	28,063	147,050
Ultratech Stepper, Inc.(a)	30,897	907,445
X-Rite, Inc.	27,107	306,851

		16,648,848

Electronic Components — 1.5%
Alliance Semiconductor Corp.(a)	46,339	329,470
Bel Fuse, Inc. (Class “B” Stock)	14,742	481,031
Cubic Corp.	35,245	810,635
Cymer, Inc.(a)(b)	47,563	2,196,935
DSP Group, Inc.(a)	37,817	942,022
FLIR Systems, Inc.(a)	43,396	1,583,954
Microsemi Corp.(a)	38,183	938,538
Planar Systems, Inc.(a)	18,855	458,554
Rogers Corp.(a)	21,365	942,624
Supertex, Inc.(a)	16,819	321,243

		9,005,006

Energy — 0.7%
Advanced Energy Industries, Inc.(a)	42,642	1,110,824
UGI Corp.	56,274	1,907,689
Unisource Energy Corp.(b)	44,370	1,094,164
Veritas DGC, Inc.(a)	44,305	464,316

		4,576,993

Engineering — 0.6%
EMCOR Group, Inc.(a)	19,870	872,293
Engineered Support Systems, Inc.	32,409	1,784,439
URS Corp.(a)	43,582	1,089,986

		3,746,718

Environmental Services — 0.6%
Ionics, Inc.(a)(b)	23,391	745,003
Tetra Tech, Inc.(a)	71,691	1,782,238
Waste Connections, Inc.(a)(b)	37,597	1,420,039

		3,947,280

Exchange Traded Funds — 3.9%
iShares S&P SmallCap 600 Index Fund(b)	180,300	24,160,200

Financial Services — 2.4%
Financial Federal Corp.(a)	24,590	751,224
Hudson United Bancorp	59,101	2,183,782
Irwin Financial Corp.(b)	37,000	1,161,800
Jeffries Group, Inc.	71,970	2,376,449
MAF Bancorp, Inc.	43,560	1,825,164
New Century Financial Corp.(b)	46,449	1,842,632
Piper Jaffray Cos., Inc.(a)	25,400	1,055,878

SEE NOTES TO FINANCIAL STATEMENTS.

B64

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Financial Services (cont’d.)
PRG-Schultz International, Inc.(a)(b)	81,204	$397,900
South Financial Group, Inc.	77,812	2,167,842
SWS Group, Inc.	22,559	401,550
UICI(a)	61,084	811,196

		14,975,417

Food & Beverage — 1.8%
American Italian Pasta Co. (Class “A” Stock)(a)(b)	23,629	990,055
Corn Products International, Inc.	47,588	1,639,407
Flowers Foods, Inc.	59,319	1,530,430
Hain Celestial Group, Inc.(a)	45,163	1,048,233
International Multifoods Corp.(a)	25,473	458,514
J & J Snack Foods Corp.(a)	11,507	434,504
Lance, Inc.	38,367	576,656
Nash-Finch Co.	15,918	355,608
Performance Food Group Co.(a)(b)	60,445	2,186,296
Ralcorp Holdings, Inc.(a)	38,117	1,195,349
United Natural Foods, Inc.(a)	25,791	926,155

		11,341,207

Furniture — 0.8%
Aaron Rents, Inc.	43,224	870,099
Bassett Furniture Industries, Inc.	15,231	251,312
Ethan Allen Interiors, Inc.	49,193	2,060,203
Interface, Inc.(a)	67,694	374,348
La-Z-Boy, Inc.	70,437	1,477,768

		5,033,730

Healthcare — 2.5%
American Healthways, Inc.(a)(b)	42,170	1,006,598
ArQule, Inc.(a)	36,962	180,374
Cooper Cos., Inc.(b)	41,506	1,956,178
Datascope Corp.	19,542	700,581
Mentor Corp.(b)	60,914	1,465,591
NDCHealth Corp.	46,416	1,189,178
Pharmaceutical Product Development, Inc.(a)	73,875	1,992,409
Renal Care Group, Inc.(a)(b)	64,344	2,650,973
Sierra Health Services, Inc.(a)(b)	36,337	997,450
Smith (A.O.) Corp.	38,518	1,350,056
Sola International, Inc.(a)	40,830	767,604
Theragenics Corp(a)	39,485	215,983
U.S. Oncology, Inc.(a)	111,021	1,194,586

		15,667,561

Hospitals/Healthcare Management — 2.8%
Accredo Health, Inc.(a)	63,162	1,996,551
AMERIGROUP Corp.(a)	32,141	1,370,814
AmSurg Corp.(a)(b)	26,476	1,003,176
Biosite, Inc.(a)(b)	20,507	593,678
Centene Corp.(a)	26,466	741,313
Curative Health Services, Inc.(a)	16,860	232,668
Mid Atlantic Medical Services, Inc.(a)	63,009	4,082,983
Odyssey Healthcare, Inc.(a)(b)	47,879	1,400,939
Orthodontic Centers of America, Inc.(a)(b)	66,065	531,823

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hospitals/Healthcare Management (cont’d.)
Pediatrix Medical Group, Inc.(a)(b)	31,095	$1,713,023
Province Healthcare Co.(a)	64,244	1,027,904
RehabCare Group, Inc.(a)	21,271	452,221
Sunrise Assisted Living, Inc.(a)(b)	26,740	1,035,908
United Surgical Partners International, Inc.(a)	36,200	1,211,976

		17,394,977

Housing Related — 0.8%
Champion Enterprises, Inc.(a)	77,537	542,759
Fleetwood Enterprises, Inc.(a)	50,977	523,024
National Presto Industries, Inc.	8,957	323,796
Ryland Group, Inc.(b)	32,699	2,898,439
Skyline Corp.	11,057	385,558

		4,673,576

Human Resources — 0.7%
Administaff, Inc.(a)	35,089	609,847
CDI Corp.(a)	25,781	844,328
Cross Country Healthcare, Inc.(a)	42,106	628,221
Heidrick & Struggles International, Inc.(a)	24,124	525,903
Spherion Corp.(a)	78,736	770,825
Watson Wyatt & Co. Holdings(a)	43,864	1,059,316

		4,438,440

Instrument – Controls — 0.4%
BEI Technologies, Inc.	19,422	388,440
FEI Co.(a)(b)	43,706	983,385
Woodward Governor Co.	14,749	838,186

		2,210,011

Insurance — 2.0%
Delphi Financial Group, Inc.(b)	40,898	1,472,310
Fremont General Corp.	100,141	1,693,384
Hilb, Rogal & Hamilton Co.	47,400	1,520,118
LandAmerica Financial Group, Inc.	24,585	1,284,812
Philadelphia Consolidated Holding Corp.(a)	29,007	1,416,412
Presidential Life Corp.	38,660	508,766
RLI Corp.	33,203	1,243,784
SCPIE Holdings, Inc.	12,971	114,404
Selective Insurance Group, Inc.	35,879	1,161,045
Stewart Information Services Corp.	23,615	957,588
Zenith National Insurance Corp.	24,785	806,752

		12,179,375

Internet — 0.1%
Websense, Inc.(a)	29,511	862,902

Leisure — 2.2%
Argosy Gaming Co.(a)	38,696	1,005,709
Aztar Corp.(a)	45,054	1,013,715
Bally Total Fitness Holding Corp.(a)	44,884	314,188
Huffy Corp.(a)	21,290	111,773
K2, Inc.(a)	43,500	661,635
Marcus Corp.	39,036	640,190
Pinnacle Entertainment, Inc.(a)	34,150	318,278
Polaris Industries, Inc.(b)	28,760	2,547,561
Prime Hospitality Corp.(a)	58,929	601,076

SEE NOTES TO FINANCIAL STATEMENTS.

B65

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Leisure (cont’d.)
Shuffle Master, Inc.(a)	21,889	$757,797
Sturm Ruger & Co., Inc.	35,486	403,476
The Nautilus Group, Inc.(b)	42,967	603,686
Thor Industries, Inc.	37,801	2,125,172
Winnebago Industries, Inc.	22,392	1,539,450
WMS Industries, Inc.(a)(b)	38,773	1,015,853

		13,659,559

Machinery — 3.0%
Albany International Corp. (Class “A” Stock)(b)	43,973	1,490,685
Applied Industrial Technologies, Inc.	25,359	605,066
Astec Industries, Inc.(a)	25,964	318,578
Cognex Corp.	57,757	1,631,058
Dril-Quip, Inc.(a)	22,818	371,933
Gardner Denver, Inc.(a)	21,230	506,760
IDEX Corp.	43,462	1,807,584
JLG Industries, Inc.(b)	57,282	872,405
Lindsay Manufacturing Co.	15,440	389,860
Manitowoc Co., Inc.	35,042	1,093,310
Milacron, Inc.	45,888	191,353
Paxar Corp.(a)(b)	51,594	691,360
Photon Dynamics, Inc.(a)	21,340	858,722
Regal-Beloit Corp.	33,015	726,330
Robbins & Myers, Inc.	19,034	361,456
Roper Industries, Inc.(b)	47,269	2,328,471
Stewart & Stevenson Services, Inc.	37,698	529,657
Timken Co.	117,468	2,356,408
Toro Co.	32,294	1,498,441

		18,629,437

Media — 1.1%
4Kids Entertainment, Inc.(a)	17,729	461,309
Harman International Industries, Inc.	86,790	6,420,724

		6,882,033

Metals – Ferrous — 1.4%
Century Aluminum Co.(a)	27,800	528,478
Cleveland-Cliffs, Inc.(a)	13,672	696,588
Commercial Metals Co.	37,397	1,136,869
Kaydon Corp.(b)	37,193	961,067
Material Sciences Corp.(a)	18,665	188,703
Maverick Tube Corp.(a)	55,334	1,065,180
Quanex Corp.	21,205	977,551
Reliance Steel & Aluminum Co.	42,282	1,404,185
Steel Dynamics, Inc.(a)(b)	63,450	1,490,440
Steel Technologies, Inc.	12,842	227,175

		8,676,236

Metals – Non Ferrous — 0.3%
Brush Engineered Materials, Inc.(a)	21,829	334,202
Commonwealth Industries, Inc.	21,075	211,593
IMCO Recycling, Inc.(a)	20,231	200,085
Precision Castparts Corp.	1	23
RTI International Metals, Inc.(a)	27,432	462,778
Ryerson Tull, Inc.	32,746	374,942
Wolverine Tube, Inc.(a)	16,200	102,060

		1,685,683

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Mineral Resources — 0.3%
Massey Energy Co.	99,409	$2,067,707

Miscellaneous Basic Industry — 1.3%
Apogee Enterprises, Inc.	36,228	411,188
Armor Holdings, Inc.(a)	37,150	977,417
Briggs & Stratton Corp.(b)	29,240	1,970,776
Lawson Products, Inc.	12,541	416,110
Libbey, Inc.	17,959	511,472
Meade Instruments Corp.(a)	26,220	90,459
Texas Industries, Inc.	27,843	1,030,191
Tredegar Industries, Inc.	50,284	780,911
Watsco, Inc.	34,380	781,457
Watts Water Technologies (Class “A” Stock)	41,631	924,208

		7,894,189

Miscellaneous – Consumer Growth/Staple — 0.3%
DIMON, Inc.	59,433	401,173
Hughes Supply, Inc.	31,194	1,547,846

		1,949,019

Networking — 0.2%
Aeroflex, Inc.(a)	87,644	1,024,558
C-COR.net Corp.(a)	48,206	536,533

		1,561,091

Office Equipment & Supplies — 0.5%
Global Imaging Systems, Inc.(a)	28,577	907,320
Imagistics International, Inc.(a)	22,160	831,000
New England Business Service, Inc.	17,464	515,188
Standard Register Co.	37,495	631,041

		2,884,549

Oil & Gas — 3.9%
Cabot Oil & Gas Corp. (Class “A” Stock)	42,826	1,256,943
Cascade Natural Gas Corp.	14,739	310,845
Cimarex Energy Co.(a)	54,926	1,465,975
Evergreen Resources, Inc.(a)	56,368	1,832,524
Frontier Oil Corp.	34,492	593,952
Laclede Group, Inc.	25,220	720,031
Lone Star Technologies, Inc.(a)	37,716	602,702
Newfield Exploration Co.(a)	73,887	3,290,927
Northwest Natural Gas Co.	34,127	1,049,405
Nuevo Energy Co.(a)	25,689	620,903
Piedmont Natural Gas Co., Inc.(b)	44,272	1,924,061
Prima Energy Corp.(a)	17,065	600,005
Remington Oil and Gas Corp.(a)	35,415	697,321
Southern Union Co.(a)(b)	96,199	1,770,062
Southwest Gas Corp.	44,839	1,006,636
Spinnaker Exploration Co.(a)	43,869	1,415,653
Swift Energy Co.(a)	36,182	609,667
Tom Brown, Inc.(a)	60,156	1,940,031
Unit Corp.(a)	57,470	1,353,418
Vintage Petroleum, Inc.	84,761	1,019,675

		24,080,736

SEE NOTES TO FINANCIAL STATEMENTS.

B66

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil & Gas Services — 2.8%
Atwood Oceanics, Inc.(a)	18,255	$583,065
Cal Dive International, Inc.(a)	49,747	1,199,400
CARBO Ceramics, Inc.	20,590	1,055,238
Energen Corp.	47,673	1,956,023
Hydril Co.(a)	30,119	720,748
Input/Output, Inc.(a)	67,564	304,714
New Jersey Resources Corp.	36,095	1,390,019
NUI Corp.	21,070	339,648
Oceaneering International, Inc.(a)	32,045	897,260
Offshore Logistics, Inc.	29,664	727,361
Patina Oil & Gas Corp.	45,079	2,208,420
Plains Resources, Inc.(a)	31,047	498,304
SEACOR SMIT, Inc.(a)	24,674	1,037,048
Southwestern Energy Co.(a)	46,950	1,122,105
St. Mary Land & Exploration Co.	37,134	1,058,319
Stone Energy Corp.(a)	34,794	1,477,005
W-H Energy Services, Inc.(a)	35,914	581,807

		17,156,484

Paper & Forest Products — 0.9%
Brady (W.H.) Co. (Class “A” Stock)	30,861	1,257,586
Buckeye Technologies, Inc.(a)	48,749	489,927
Caraustar Industries, Inc.(a)	37,052	511,317
Chesapeake Corp.	20,227	535,611
Pope & Talbot, Inc.	20,624	363,189
Rock-Tenn Co. (Class “A” Stock)	45,949	793,080
Schweitzer-Mauduit Int’l, Inc.	19,513	581,097
Universal Forest Products, Inc.	23,490	755,908

		5,287,715

Pharmaceuticals — 0.5%
Alpharma, Inc. (Class “A” Stock)	68,506	1,376,970
MGI Pharma, Inc.(a)(b)	41,665	1,714,515

		3,091,485

Photography — 0.1%
Concord Camera Corp.(a)(b)	37,831	349,937

Real Estate Investment Trust — 1.8%
Capital Automotive REIT	43,045	1,377,440
Colonial Properties Trust	34,549	1,368,140
Essex Property Trust, Inc.(b)	30,143	1,935,783
Gables Residential Trust	37,636	1,307,475
Glenborough Realty Trust, Inc.	36,597	730,110
Kilroy Realty Corp.	36,984	1,211,226
Lexington Corporate Properties Trust	53,461	1,079,378
Shurgard Storage Centers, Inc. (Class “A” Stock)	60,205	2,266,718

		11,276,270

Restaurants — 2.1%
CEC Entertainment, Inc.(a)(b)	34,075	1,614,814
IHOP Corp.	28,161	1,083,635
Jack in the Box, Inc.(a)	47,496	1,014,514
Landry’s Restaurants, Inc.	36,331	934,433
Lone Star Steakhouse & Saloon, Inc.	27,510	637,682
O’Charley’s, Inc.(a)	27,477	493,212
P.F. Chang’s China Bistro, Inc.(a)(b)	33,619	1,710,535
Papa John’s International, Inc.(a)(b)	23,673	790,205
RARE Hospitality International, Inc.(a)	44,365	1,084,281

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Restaurants (cont’d.)
Ryan’s Family Steak Houses, Inc.(a)	55,743	$843,949
Sonic Corp.(a)	51,856	1,587,831
The Steak’N Shake Co.(a)	35,969	642,047
Triarc Cos., Inc. (Class “A” Stock)(b)	78,124	842,177

		13,279,315

Retail — 7.1%
AnnTaylor Stores Corp.(a)(b)	59,714	2,328,846
Arctic Cat, Inc.	27,658	683,153
Brown Shoe Co., Inc.	23,771	901,634
Building Materials Corp.	17,579	273,002
Burlington Coat Factory Warehouse Corp.	58,709	1,242,282
Caseys Gen. Stores, Inc.	65,767	1,161,445
Cash America International, Inc.	36,853	780,547
Cato Corp. (Class “A” Stock)	26,790	549,195
Christopher & Banks Corp.	49,724	971,110
Cost Plus, Inc.(a)	28,784	1,180,144
Dress Barn, Inc.(a)	38,664	579,573
Duane Reade, Inc.(a)	31,642	535,383
Electronics Boutique Holdings Corp.(a)(b)	32,756	749,785
Fred’s, Inc.	51,620	1,599,188
Goody’s Family Clothing, Inc.	43,276	405,063
Great Atlantic & Pacific Tea Co., Inc.(a)	50,751	426,308
Group 1 Automotive, Inc.(a)	29,914	1,082,588
Guitar Center, Inc.(a)	31,400	1,023,012
Hancock Fabrics, Inc.	24,786	358,901
Haverty Furniture Cos., Inc.	29,261	581,123
Hot Topic, Inc.(a)(b)	63,119	1,859,486
J. Jill Group, Inc.(a)	25,824	328,223
Jo-Ann Stores, Inc. (Class “A” Stock)(a)	28,497	581,339
K-Swiss, Inc. (Class “A” Stock)	46,480	1,118,309
Linens ‘n Things, Inc.(a)	59,013	1,775,111
Movie Gallery, Inc.	43,070	804,548
Panera Bread Co. (Class “A” Stock)(a)(b)	39,515	1,562,028
Pep Boys-Manny, Moe & Jack(b)	72,002	1,646,686
Quiksilver, Inc.(a)	73,033	1,294,875
Regis Corp.	57,614	2,276,905
Russ Berrie & Co., Inc.	27,209	922,385
School Specialty, Inc.(a)	24,920	847,529
Shopko Stores, Inc.(a)	38,400	585,600
Stein Mart, Inc.(a)	54,968	452,936
Stride Rite Corp.	51,757	588,995
The Childrens Place Retail Stores, Inc.(a)(b)	35,278	942,981
The Gymboree Corp.(a)	39,066	673,107
The Men’s Wearhouse, Inc.(a)	52,049	1,301,745
Too, Inc.(a)	45,260	763,989
Tractor Supply Co.(a)	49,177	1,912,493
Ultimate Electronics, Inc.(a)	19,294	147,213
Urban Outfitters, Inc.(a)	52,356	1,939,790
Wet Seal, Inc.(a)	39,588	391,525
Zale Corp.(a)	34,339	1,826,835

		43,956,915

SEE NOTES TO FINANCIAL STATEMENTS.

B67

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors — 2.2%
ATMI, Inc.(a)	40,819	$944,552
Axcelis Technologies, Inc.(a)	130,496	1,333,669
Brooks Automation, Inc.(a)(b)	57,140	1,381,074
DuPont Photomasks, Inc.(a)	23,877	576,391
ESS Technology, Inc.(a)	51,201	870,929
Exar Corp.(a)	53,605	915,573
Kopin Corp.(a)	91,924	616,810
Pericom Semiconductor Corp.(a)	34,103	363,538
Power Integrations, Inc.(a)(b)	39,773	1,330,804
Rudolph Technologies, Inc.(a)	21,704	532,616
Skyworks Solutions, Inc.(a)	196,001	1,705,209
Varian Semiconductor Equipment Associates, Inc.(a)(b)	47,191	2,061,775
Veeco Instruments, Inc.(a)	38,606	1,088,689

		13,721,629

Software — 2.6%
ANSYS, Inc.(a)	20,135	799,360
BARRA, Inc.	25,673	911,135
Captaris, Inc.(a)	42,342	237,962
Catapult Communications Corp.(a)	17,015	246,718
Concerto Software, Inc.(a)	14,689	175,974
Concord Communications, Inc.(a)	23,699	473,269
EPIQ Systems, Inc.(a)	23,390	400,671
Gerber Scientific, Inc.(a)	29,230	232,671
Hyperion Solutions Corp.(a)(b)	52,892	1,594,165
JDA Software Group, Inc.(a)	38,167	630,137
ManTech International Corp. (Class “A” Stock)(a)	42,300	1,055,385
MapInfo Corp.(a)	20,282	204,443
MICROS Systems, Inc.(a)	23,924	1,037,345
MRO Software, Inc.(a)	32,289	434,610
Netegrity, Inc.(a)(b)	45,791	472,105
PC-Tel, Inc.(a)	27,040	286,894
Rainbow Technologies, Inc.(a)	35,290	397,365
Roxio, Inc.(a)(b)	36,765	176,104
SCM Microsystems, Inc.(a)	20,070	154,940
SERENA Software, Inc.(a)(b)	51,709	948,860
SPSS, Inc.(a)	22,888	409,237
Take-Two Interactive Software, Inc.(a)	58,090	1,673,573
THQ, Inc.(a)	50,319	850,894
Verity, Inc.(a)	49,525	826,572
Webex Communications, Inc.(a)(b)	56,355	1,132,736
Zixit Corp.(a)(b)	36,783	319,644

		16,082,769

Supermarkets — 0.3%
Kronos, Inc.(a)	39,962	1,582,895

Technology — 0.1%
Systems & Computer Technology Corp.(a)	44,587	728,997

Telecommunications — 1.1%
Boston Communications Group, Inc.(a)	24,365	226,351
Commonwealth Telephone Enterprises, Inc.(a)	31,671	1,195,580

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Telecommunications (cont’d.)
Digi International, Inc.(a)	27,080	$259,968
General Communication, Inc.(a)	74,284	646,271
Harmonic, Inc.(a)	92,079	667,573
Intermediate Telephone, Inc.	33,180	828,836
Intrado, Inc.(a)	21,200	465,340
J2 Global Communications, Inc.(a)(b)	30,417	753,429
Network Equipment Technologies, Inc.(a)	30,738	338,118
Symmetricom, Inc.(a)	57,627	419,525
Tollgrade Communications, Inc.(a)	17,835	312,648
ViaSat, Inc.(a)	34,631	662,837

		6,776,476

Textiles — 0.7%
Angelica Corp.	11,657	256,454
Ashworth, Inc.(a)	17,202	138,820
G & K Services, Inc. (Class “A” Stock)	27,377	1,006,105
Haggar Corp.	8,490	165,640
Kellwood Co.	35,271	1,446,111
Oshkosh B’Gosh, Inc. (Class “A” Stock)	15,622	335,248
Oxford Industries, Inc.	21,338	722,931

		4,071,309

Timber — 0.1%
Deltic Timber Corp.	15,829	481,202

Transportation — 0.4%
Kansas City Southern(a)	81,827	1,171,763
Pegasus Systems, Inc.(a)	32,945	344,934
USF Corp.(b)	36,164	1,236,447

		2,753,144

Trucking/Shipping — 2.1%
Arkansas Best Corp.(b)	32,744	1,027,834
Forward Air Corp.(a)	28,300	778,250
Heartland Express, Inc.	66,007	1,596,709
Kirby Corp.(a)	31,980	1,115,462
Knight Transportation, Inc.(a)	49,414	1,267,469
Landstar Systems, Inc.(a)	39,374	1,497,787
Monaco Coach Corp.(a)	38,386	913,587
Oshkosh Truck Corp.	46,160	2,355,545
Yellow Roadway Corp.(a)(b)	65,536	2,370,427

		12,923,070

Utility – Electric — 1.1%
Atmos Energy Corp.(b)	66,407	1,613,690
Avista Corp.	63,680	1,153,882
Central Vermont Public Service Corp.	15,729	369,631
CH Energy Group, Inc.	20,826	976,739
Cleco Corp.	62,315	1,120,424
El Paso Electric Co.(a)	63,466	847,271
Green Mountain Power Corp.	6,581	155,312
UIL Holdings Corp.	19,139	863,169

		7,100,118

SEE NOTES TO FINANCIAL STATEMENTS.

B68

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Utility & Water — 0.1%
American States Water Co.	20,002	$500,050

TOTAL LONG-TERM INVESTMENTS (cost $495,542,322)		609,026,118

SHORT-TERM INVESTMENTS — 21.9%	Principal Amount (000)
U.S. Government Agency Obligation — 0.1%
United States Treasury Bill(d)(e) 0.87%, 3/18/04	$700	698,694

SHORT-TERM INVESTMENTS (Continued)	Shares	Value (Note 2)
Mutual Fund — 21.8%
Dryden Core Investment Fund —Taxable Money Market Series (cost $134,967,303; Note 4)(c)	134,967,302	$134,967,302

TOTAL SHORT-TERM INVESTMENTS (cost $135,665,996)		135,665,996

TOTAL INVESTMENTS — 120.1% (cost $631,208,318; Note 6)		744,692,114
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(f)		(59,200)
LIABILITIES IN EXCESS OF OTHER ASSETS — (20.1)%		(124,734,171)

NET ASSETS — 100%		$619,898,743

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $119,273,266; cash collateral $125,065,395 was received with which the Portfolio purchased securities.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Rate quoted represents yield-to-maturity as of purchase date.

(f)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation
Long Positions:
37	S&P MidCap 400 Index	Mar 04	$10,512,450	$10,656,925	$144,475

SEE NOTES TO FINANCIAL STATEMENTS.

B69

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 100.0% MUTUAL FUNDS	Shares	Value (Note 2)
Jennison Portfolio (Class I)	318,241	$5,289,171
SP Alliance Large Cap Growth Portfolio	849,537	5,292,618
SP Davis Value Portfolio	1,077,314	10,557,677
SP Deutsche International Equity Portfolio	1,198,558	9,192,940
SP Jennison International Growth Portfolio (Class I)	1,553,280	9,148,818
SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,589,353	10,569,199
SP Small/Mid Cap Value Portfolio	818,444	10,541,559

TOTAL INVESTMENTS — 100.0% (cost $52,803,227; Note 6)		60,591,982
LIABILITIES IN EXCESS OF OTHER ASSETS		(3,221)

NET ASSETS — 100.0%		$60,588,761

SEE NOTES TO FINANCIAL STATEMENTS.

B70

SP AIM AGGRESSIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 96.6% COMMON STOCKS	Shares	Value (Note 2)
Advertising — 0.6%
Lamar Advertising Co.(a)	3,700	$138,084

Auto Parts & Equipment — 1.2%
CarMax, Inc.(a)	3,700	114,441
Lear Corp.	1,900	116,527
Pep Boys — Manny, Moe & Jack	1,900	43,453

		274,421

Banks and Savings & Loans — 1.1%
New York Community Bancorp, Inc.	3,700	140,785
Southwest Bancorp of Texas, Inc.	2,790	108,392

		249,177

Chemicals — 1.3%
Valspar Corp. (The)	3,300	163,086
Waters Corp.(a)	3,500	116,060

		279,146

Commercial Services — 9.5%
Alliance Data Systems Corp.(a)	11,200	310,016
Arbitron, Inc.(a)	1,900	79,268
CheckFree Corp.(a)	4,700	129,955
Corporate Executive Board Co. (The)(a)	3,900	182,013
CoStar Group, Inc.(a)	2,300	95,864
Fair Isaac Corp.	1,000	49,160
Fiserv, Inc.(a)	12,200	482,022
Iron Mountain, Inc.(a)	3,650	144,321
Jacobs Engineering Group, Inc.(a)	5,900	283,259
Moore Wallace, Inc. (Canada)(a)	7,000	131,110
Paychex, Inc.	6,160	229,152

		2,116,140

Computer Services — 4.5%
Affiliated Computer Services, Inc. (Class “A” Stock)(a)	4,700	255,962
CACI International, Inc. (Class “A” Stock)(a)	4,200	204,204
DST Systems, Inc.(a)	1,900	79,344
Electronics for Imaging, Inc.(a)	3,700	96,274
National Instruments Corp.	2,300	104,581
SunGuard Data Systems, Inc.(a)	9,340	258,812

		999,177

Distribution/Wholesale — 4.0%
CDW Corp.	7,450	430,312
Fastenal Co.	9,360	467,438

		897,750

Drugs & Medical Supplies — 13.2%
Biomet, Inc.	4,700	171,127
Cooper Cos., Inc.	3,500	164,955
Fisher Scientific International, Inc.(a)	7,000	289,590
Invitrogen Corp.(a)	2,100	147,000
Medicis Pharmaceutical Corp.	4,720	336,536
Omnicare, Inc.	9,400	379,666
Patterson Dental Co.(a)	2,000	128,320
ResMed, Inc.(a)	9,800	407,092
St. Jude Medical, Inc.(a)	3,700	226,995
Taro Pharmaceutical Industries Ltd.(a)	1,900	122,550
Varian Medical Systems, Inc.(a)	2,860	197,626

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Drugs & Medical Supplies (cont’d.)
Zimmer Holdings, Inc.(a)	5,600	$394,240

		2,965,697

Education — 1.9%
Apollo Group, Inc. (Class “A” Stock)(a)	4,705	319,940
University of Phoenix Online(a)	1,600	110,288

		430,228

Electronics — 3.7%
Gentex Corp.	8,700	384,192
Harman International Industries, Inc.	1,900	140,562
L-3 Communications Holdings, Inc.(a)	1,200	61,632
Microchip Technology, Inc.	5,655	188,651
Polycom, Inc.(a)	2,400	46,848

		821,885

Financial Services — 9.6%
Bear, Stearns & Cos., Inc.	1,400	111,930
Chicago Mercantile Exchange	2,300	166,428
Doral Financial Corp.	2,800	90,384
Investors Financial Services Corp.	11,760	451,701
Legg Mason, Inc.	3,870	298,687
Lehman Brothers Holdings, Inc.	5,200	401,544
Moody’s Corp.	3,300	199,815
Radian Group, Inc.	1,900	92,625
T. Rowe Price Group, Inc.	5,600	265,496
TCF Financial Corp.	1,200	61,620

		2,140,230

Hospitals/Healthcare Management — 2.8%
Caremark Rx, Inc.(a)	9,400	238,102
Express Scripts, Inc.(a)	2,370	157,439
Health Management Associates, Inc.	9,360	224,640

		620,181

Human Resources — 1.2%
Robert Half International, Inc.(a)	11,200	261,408

Insurance — 0.4%
HCC Insurance Holdings, Inc.	2,770	88,086

Internet Content — 3.6%
Avocent Corp.(a)	5,600	204,512
eBay, Inc.(a)	1,900	122,721
Getty Images, Inc.(a)	5,200	260,676
Symantec Corp.(a)	3,500	121,275
United Online, Inc.(a)	6,100	102,419

		811,603

Machinery — 1.3%
AGCO Corp.(a)	5,600	112,784
Rockwell Automation, Inc.	4,700	167,320

		280,104

Manufacturing — 3.8%
Danaher Corp.	5,650	518,388
Eaton Corp.	1,400	151,172
Marvel Enterprises, Inc.(a)	6,200	180,482

		850,042

Media — 2.6%
Belo Corp. (Class “A” Stock)	5,200	147,368

SEE NOTES TO FINANCIAL STATEMENTS.

B71

SP AIM AGGRESSIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Media (cont’d.)
Entercom Communications Corp.(a)	1,900	$100,624
Univision Communications, Inc. (Class “A” Stock)(a)	4,702	186,622
Westwood One, Inc.(a)	4,600	157,366

		591,980

Oil & Gas Exploration & Production — 4.7%
Cooper Cameron Corp.(a)	4,200	195,720
ENSCO International, Inc.	9,400	255,398
Nabors Industries Ltd.(a)	6,600	273,900
Newfield Exploration Co.(a)	3,990	177,715
XTO Energy, Inc.	5,600	158,480

		1,061,213

Oil & Gas Services — 2.8%
National-Oilwell, Inc.(a)	7,020	156,967
Patterson-UTI Energy, Inc.(a)	9,360	308,131
Smith International, Inc.(a)	4,000	166,080

		631,178

Restaurants — 1.5%
Cheesecake Factory, Inc. (The)(a)	1,870	82,336
Sonic Corp.(a)	3,090	94,616
Starbucks Corp.(a)	4,670	154,390

		331,342

Retail — 9.3%
Aeropostale, Inc.(a)	2,800	76,776
Bed Bath & Beyond, Inc.(a)	6,990	303,016
Best Buy Co., Inc.	6,600	344,784
Chico’s FAS, Inc.(a)	2,300	84,985
Fred’s, Inc.	3,700	114,626
Men’s Wearhouse, Inc. (The)(a)	4,700	117,547
Pacific Sunwear of California, Inc.(a)	3,450	72,864
Regis Corp.	2,800	110,656
Staples, Inc.(a)	12,200	333,060
Tractor Supply Co.(a)	6,600	256,674
Williams-Sonoma, Inc.(a)	7,980	277,465

		2,092,453

Semiconductors & Semiconductor Equipment — 4.4%
Altera Corp.(a)	8,400	190,680
AMIS Holdings, Inc.(a)	6,100	111,508
Broadcom Corp.(a)	3,300	112,497
Intersil Corp. (Class “A” Stock)	4,700	116,795
Linear Technology Corp.	5,600	235,592
Marvell Technology Group, Ltd.(a)	2,900	109,997
QLogic Corp.(a)	2,100	108,360

		985,429

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Software — 2.7%
Adobe Systems, Inc.	2,800	$110,040
Cognos, Inc.(a)	5,200	159,224
Electronic Arts, Inc.(a)	2,300	109,894
Mercury Interactive Corp.(a)	2,300	111,872
PeopleSoft, Inc.(a)	5,400	123,120

		614,150

Telecommunications — 3.0%
Comverse Technology, Inc.(a)	12,900	226,911
Plantronics, Inc.(a)	4,700	153,455
UTStarcom, Inc.(a)	7,970	295,448

		675,814

Trucking & Shipping — 1.9%
C.H. Robinson Worldwide, Inc.	4,700	178,177
Expeditors International of Washington, Inc.	4,640	174,742
Sirva, Inc.(a)	3,900	76,206

		429,125

TOTAL LONG-TERM INVESTMENTS (cost $18,383,644)		21,636,043

SHORT-TERM INVESTMENT — 9.0%	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co., 0.85%, 1/2/04(b) (cost $2,000,477)	$2,000	2,000,477

TOTAL INVESTMENTS — 105.6% (cost $20,384,121; Note 6)		23,636,520
LIABILITIES IN EXCESS OF OTHER ASSETS — (5.6)%		(1,246,933)

NET ASSETS — 100%		$22,389,587

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, Repurchase price $2,000,572 due 1/2/04. The value of the collateral including accrued interest was $2,041,273. Collaterized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B72

SP AIM CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 91.5% COMMON STOCKS	Shares	Value (Note 2)
Advertising — 1.2%
Omnicom Group, Inc.	3,100	$270,723

Aerospace — 2.3%
Lockheed Martin Corp.	3,300	169,620
Northrop Grumman Corp.	3,700	353,720

		523,340

Apparel — 1.1%
Nike, Inc. (Class “B” Stock)	3,600	246,456

Banks and Savings & Loans — 1.2%
Bank of America Corp.	3,500	281,505

Building & Construction — 2.3%
American Standard Cos., Inc.(a)	3,000	302,100
Masco Corp.	7,800	213,798

		515,898

Chemicals — 1.0%
Dow Chemical Co.	5,700	236,949

Commercial Services — 1.6%
Automatic Data Processing, Inc.	9,000	356,490

Computers — 1.4%
International Business Machines Corp.	3,400	315,112

Computer Services — 1.1%
First Data Corp.	6,200	254,758

Computer Software & Services — 6.4%
Computer Associates International, Inc.	22,700	620,618
Microsoft Corp.	17,200	473,688
Oracle Corp.(a)	13,100	172,920
SAP AG, ADR (Germany)	4,700	195,332

		1,462,558

Cosmetics & Soaps — 2.4%
Gillette Co.	7,500	275,475
Kimberly-Clark Corp.	4,500	265,905

		541,380

Diversified Manufacturing Operations — 3.3%
Illinois Tool Works, Inc.	4,600	385,986
Tyco International, Ltd. (Bermuda)	14,000	371,000

		756,986

Drugs & Medical Supplies — 13.3%
Abbott Laboratories	5,300	246,980
Alcon, Inc.	5,800	351,132
Bristol-Myers Squibb Co.	9,700	277,420
HCA, Inc.	6,200	266,352
Johnson & Johnson	6,800	351,288
Merck & Co., Inc.	7,400	341,880
Pfizer, Inc.	17,300	611,209
Teva Pharmaceutical Industries, Ltd., ADR (Israel)	3,900	221,169
Wyeth	8,500	360,825

		3,028,255

Electronics — 3.5%
Emerson Electric Co.	5,800	375,550
Intel Corp.	13,000	418,600

		794,150

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Financial Services — 5.1%
Citigroup, Inc.	9,000	$436,860
Morgan Stanley	5,500	318,285
Washington Mutual, Inc.	10,300	413,236

		1,168,381

Food & Beverage — 13.5%
Campbell Soup Co.	13,400	359,120
Coca-Cola Co.	5,200	263,900
ConAgra Foods, Inc.	8,900	234,871
General Mills, Inc.	12,800	579,840
Kellogg Co.	11,700	445,536
Kraft Foods, Inc. (Class “A” Stock)	10,700	344,754
Kroger Co.(a)	22,300	412,773
Sara Lee Corp.	20,300	440,713

		3,081,507

Household Products — 1.3%
Newell Rubbermaid, Inc.	13,300	302,841

Insurance — 4.3%
ACE, Ltd. (Cayman Islands)	6,800	281,656
Principal Financial Group, Inc.	8,100	267,867
Travelers Property Casualty Corp. (Class “A” Stock)	5,698	95,612
Travelers Property Casualty Corp. (Class “B” Stock)	7,008	118,926
XL Capital, Ltd. (Class “A” Stock)	2,700	209,385

		973,446

Leisure — 1.4%
Carnival Corp.	8,200	325,786

Machinery — 1.8%
Dover Corp.	10,400	413,400

Media — 2.4%
Gannett Co., Inc.	3,000	267,480
The New York Times Co. (Class “A” Stock)	5,600	267,624

		535,104

Oil & Gas Services — 8.6%
Baker Hughes, Inc.	8,000	257,280
BP PLC, ADR (United Kingdom)	5,300	261,555
ChevronTexaco Corp.	3,500	302,365
ConocoPhillips	4,100	268,837
Exxon Mobil Corp.	8,200	336,200
GlobalSantaFe Corp.	10,000	248,300
Occidental Petroleum Corp.	7,000	295,680

		1,970,217

Railroads — 1.9%
Norfolk Southern Corp.	8,900	210,485
Union Pacific Corp.	3,300	229,284

		439,769

Retail — 3.7%
Safeway, Inc.(a)	12,000	262,920
The Limited, Inc.	22,300	402,069
Wal-Mart Stores, Inc.	3,300	175,065

		840,054

SEE NOTES TO FINANCIAL STATEMENTS.

B73

SP AIM CORE EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors — 2.7%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)(a)	18,760	$192,103
Xilinx, Inc.(a)	11,100	430,014

		622,117

Utility – Electric — 1.4%
FPL Group, Inc.	2,900	189,718
TXU Corp.	5,700	135,204

		324,922

Waste Management — 1.3%
Waste Management, Inc.	9,600	284,160

TOTAL LONG-TERM INVESTMENTS (cost $18,688,922)		20,866,264

SHORT-TERM INVESTMENT — 12.2%	Principal Amount (000)	Value (Note 2)
Repurchase Agreement
State Street Bank & Trust Co., 0.85%, 1/2/04(b) (cost $2,786,836)	$2,787	$2,786,836

TOTAL INVESTMENTS — 103.7% (cost $21,475,758; Note 6)		23,653,100

LIABILITIES IN EXCESS OF OTHER ASSETS — (3.7)%		(852,541)

NET ASSETS — 100%		$22,800,559

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $2,786,968 due 1/02/04. The value of the collateral including accrued interest was $2,845,715, collaterized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B74

SP ALLIANCE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 99.2% COMMON STOCKS	Shares	Value (Note 2)
Computers — 3.4%
Dell, Inc.(a)	148,200	$5,032,872

Computer Software & Services — 13.3%
Cisco Systems, Inc.(a)	207,900	5,049,891
Electronic Arts, Inc.(a)	46,900	2,240,882
EMC Corp.(a)	139,800	1,806,216
Microsoft Corp.	306,400	8,438,256
VERITAS Software Corp.(a)	53,400	1,984,344

		19,519,589

Cosmetics & Soaps — 3.0%
Avon Products, Inc.	29,800	2,011,202
Colgate-Palmolive Co.	9,500	475,475
Procter & Gamble Co.	19,700	1,967,636

		4,454,313

Diversified Operations — 4.3%
General Electric Co.	201,900	6,254,862

Drugs & Medical Supplies — 12.4%
Alcon, Inc. (Switzerland)	13,300	805,182
Amgen, Inc.(a)	59,100	3,652,380
Boston Scientific Corp.(a)	38,400	1,411,584
Forest Laboratories, Inc.(a)	7,000	432,600
Gilead Sciences, Inc.(a)	15,800	918,612
Medtronic, Inc.	77,900	3,786,719
Pfizer, Inc.	187,500	6,624,375
Zimmer Holdings, Inc.(a)	8,600	605,440

		18,236,892

Electronics — 11.7%
Applied Materials, Inc.(a)	114,700	2,575,015
Broadcom Corp. (Class “A” Stock)(a)	32,200	1,097,698
Intel Corp.	212,900	6,855,380
Marvell Technology Group Ltd. (Bermuda)(a)	36,100	1,369,273
Maxim Integrated Products, Inc.	43,700	2,176,260
Taiwan Semiconductor Manufacturing Co Ltd., ADR (Taiwan)(a)	206,136	2,110,832
Texas Instruments, Inc.	32,700	960,726

		17,145,184

Financial Services — 15.6%
Bank One Corp.	14,100	642,819
Citigroup, Inc.	133,200	6,465,528
Fannie Mae	29,800	2,236,788
Franklin Resources, Inc.	7,300	380,038
Goldman Sachs Group, Inc.	7,900	779,967
J. P. Morgan Chase & Co.	17,800	653,794
Lehman Brothers Holdings, Inc.	19,500	1,505,790
MBNA Corp.	176,900	4,395,965
Merrill Lynch & Co., Inc.	47,500	2,785,875
Morgan Stanley	51,800	2,997,666

		22,844,230

Health Care Services — 2.5%
UnitedHealth Group, Inc.	61,800	3,595,524

Insurance — 6.8%
ACE, Ltd.	30,700	1,271,594
American International Group, Inc.	87,900	5,826,012

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Insurance (cont’d.)
Progressive Corp.	34,500	$2,883,855

		9,981,461

Internet — 4.8%
eBay, Inc.(a)	44,600	2,880,714
Symantec Corp.(a)	33,600	1,164,240
Yahoo!, Inc.(a)	64,700	2,922,499

		6,967,453

Media — 7.5%
Clear Channel Communications, Inc.	43,500	2,037,105
E.W. Scripps Co. (Class “A” Stock)	9,600	903,744
Liberty Media Corp. (Class “A” Stock)(a)	67,000	796,630
Time Warner, Inc.(a)	80,600	1,449,994
Viacom, Inc. (Class “B” Stock)	129,900	5,764,962

		10,952,435

Retail — 10.8%
Bed Bath & Beyond, Inc.(a)	27,600	1,196,460
Family Dollar Stores, Inc.	11,900	426,972
Kohl’s Corp.(a)	25,600	1,150,464
Lowe’s Cos., Inc.	71,600	3,965,924
Target Corp.	52,300	2,008,320
Wal-Mart Stores, Inc.	100,400	5,326,220
Walgreen Co.	46,100	1,677,118

		15,751,478

Telecommunications — 3.1%
Comcast Corp. (Special Class “A” Stock)(a)	96,900	3,031,032
Nokia Oyj, ADR (Finland)	88,880	1,510,960

		4,541,992

TOTAL LONG-TERM INVESTMENTS (cost $ 130,881,835)		145,278,285

SHORT-TERM INVESTMENT — 2.8%	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co., 0.50%, 1/2/04(b) (cost $4,069,926)	$4,070	4,069,926

TOTAL INVESTMENTS — 102.0% (cost $ 134,951,761; Note 6)		149,348,211
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.0)%		(2,878,462)

NET ASSETS — 100%		$146,469,749

The following abbreviation is used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-Income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $4,070,039 due 1/02/04. The value of the collateral including accrued interest was $4,152,934, collaterized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B75

SP ALLIANCE TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 98.1% COMMON STOCKS — 96.4%	Shares	Value (Note 2)
Broadcast & Cable — 3.8%
Comcast Corp. (Class “A” Stock)(a)	7,874	$258,818
News Corp. Ltd. ADR (Australia)	6,700	202,675
Viacom, Inc. (Class “B” Stock)	6,750	299,565

		761,058

Communications Equipment — 15.8%
Alcatel SA (France)(a)	32,700	421,123
Cisco Systems, Inc.(a)	35,800	869,582
Corning, Inc.(a)	19,100	199,213
Juniper Networks, Inc.(a)	26,400	493,152
Motorola, Inc.	14,100	198,387
Nokia Oyj, ADR (Finland)	24,800	421,600
QUALCOMM, Inc.	10,450	563,569

		3,166,626

Computer Hardware — 9.0%
Agilent Technologies, Inc.(a)	12,000	350,880
Dell, Inc.(a)	22,700	770,892
EMC Corp.(a)	15,868	205,014
Lexmark International, Inc.(a)	2,800	220,192
Network Appliance, Inc.(a)	3,600	73,908
Seagate Technology(a)	9,800	185,220

		1,806,106

Computer Services — 5.3%
Affiliated Computer Services, Inc. (Class “A” Stock)(a)	4,150	226,009
Computer Sciences Corp.(a)	5,875	259,851
First Data Corp.	5,650	232,159
Fiserv, Inc.(a)	8,830	348,873

		1,066,892

Contract Manufacturing — 4.3%
Flextronics International Ltd. (Singapore)(a)	23,100	342,804
Sanmina-SCI Corp.(a)	40,500	510,705

		853,509

Internet Content — 5.5%
eBay, Inc.(a)	10,100	652,359
Yahoo!, Inc.(a)	9,700	438,149

		1,090,508

Semiconductor Components — 23.0%
Agere Systems, Inc. (Class “A” Stock)(a)	58,200	177,510
Altera Corp.(a)	13,490	306,223
Broadcom Corp. (Class “A” Stock)(a)	9,700	330,673
Fairchild Semiconductor International, Inc.(a)	8,600	214,742
Intel Corp.	35,750	1,151,150
Linear Technology Corp.	7,500	315,525
Marvell Technology Group Ltd. (Bermuda)(a)	7,500	284,475

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductor Components (cont’d.)
Maxim Integrated Products, Inc.	6,000	$298,800
Samsung Electronics Co. Ltd. GDR (South Korea)	2,489	467,932
SanDisk Corp.(a)	3,300	201,762
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)(a)	24,418	250,040
Texas Instruments, Inc.	6,700	196,846
United Microelectronics Corp. ADR (Taiwan)(a)	37,000	183,150
Vishay Intertechnology, Inc.(a)	9,800	224,420

		4,603,248

Semiconductor Equipment — 6.9%
Applied Materials, Inc.(a)	20,100	451,245
ASML Holding NV (Netherlands)(a)	10,300	206,515
KEMET Corp.(a)	4,200	57,498
KLA-Tencor Corp.(a)	5,150	302,150
Lam Research Corp.(a)	5,600	180,880
Nitto Denko Corp. (Japan)(a)	3,500	186,153

		1,384,441

Software — 20.5%
BMC Software, Inc.(a)	5,700	106,305
Cognos, Inc.(a)	5,700	174,534
Electronic Arts, Inc.(a)	6,950	332,071
Infosys Technologies Ltd. ADR (India)	2,500	239,250
Intuit, Inc.(a)	4,400	232,804
Macrovision Corp.(a)	10,250	231,548
Mercury Interactive Corp.(a)	8,050	391,552
Microsoft Corp.	31,500	867,510
Oracle Corp.(a)	31,100	410,520
SAP AG, ADR (Germany)	9,500	394,820
Symantec Corp.(a)	9,000	311,850
VERITAS Software Corp.(a)	10,900	405,044

		4,097,808

Telecommunications – Wireless — 2.3%
Vodafone Group PLC ADR (United Kingdom)	18,350	459,485

TOTAL COMMON STOCKS (cost $16,469,587)		19,289,681

EQUITY CERTIFICATES(a) — 1.7%	Units
Asustek Deutsche Bank Axess, expiring 4/18/05	42,000	103,488
Asustek Deutsche Bank London, expiring 8/22/05	10,800	23,706
Hon Hai Citigroup, expiring 1/17/07	55,678	219,093

TOTAL EQUITY CERTIFICATES (cost $320,284)		346,287

TOTAL LONG-TERM INVESTMENTS (cost $16,789,871)		19,635,968

SEE NOTES TO FINANCIAL STATEMENTS.

B76

SP ALLIANCE TECHNOLOGY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

SHORT-TERM INVESTMENT — 4.0%	Principal Amount (000)	Value (Note 2)
Repurchase Agreement
State Street Bank & Trust Co. Repurchase Agreement, 0.50%, 1/2/04(b) (cost $801,812)	$802	$801,812

TOTAL INVESTMENTS — 102.1% (cost $17,591,683; Note 6)		20,437,780
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.1)%		(422,806)

NET ASSETS — 100%		$20,014,974

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $801,834 due 1/2/04. The value of the collateral including accrued interest was $819,068, collaterized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B77

SP BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 100.0% MUTUAL FUNDS	Shares	Value (Note 2)
Jennison Portfolio (Class I)	2,385,809	$39,652,148
SP Alliance Large Cap Growth Portfolio	6,368,466	39,675,545
SP Davis Value Portfolio	8,076,573	79,150,412
SP Deutsche International Equity Portfolio	2,995,305	22,973,993
SP Jennison International Growth Portfolio (Class I)	3,880,757	22,857,656
SP PIMCO High Yield Portfolio	4,243,373	44,682,721
SP PIMCO Total Return Portfolio	11,535,820	133,123,365
SP Prudential U.S. Emerging Growth Portfolio (Class I)	5,106,750	33,959,886
SP Small/Mid Cap Value Portfolio	2,629,869	33,872,714

TOTAL INVESTMENTS — 100.0% (cost $408,622,120; Note 6)		449,948,440
OTHER ASSETS IN EXCESS OF LIABILITIES		7,473

NET ASSETS — 100.0%		$449,955,913

SEE NOTES TO FINANCIAL STATEMENTS.

B78

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 100.0% MUTUAL FUNDS	Shares	Value (Note 2)
Jennison Portfolio (Class I)	1,285,970	$21,372,823
SP Alliance Large Cap Growth Portfolio	3,432,704	21,385,745
SP Davis Value Portfolio	4,353,544	42,664,734
SP PIMCO High Yield Portfolio	2,668,539	28,099,720
SP PIMCO Total Return Portfolio	13,299,869	153,480,484
SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,070,432	7,118,375
SP Small/Mid Cap Value Portfolio	551,260	7,100,235

TOTAL INVESTMENTS — 100.0% (cost $261,465,311; Note 6)		281,222,116
LIABILITIES IN EXCESS OF OTHER ASSETS		(12,511)

NET ASSETS — 100.0%		$281,209,605

SEE NOTES TO FINANCIAL STATEMENTS.

B79

SP DAVIS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 91.1% COMMON STOCKS	Shares	Value (Note 2)
Banks — 8.7%
Fifth Third Bancorp	86,400	$5,106,240
Golden West Financial Corp.	106,900	11,031,011
HSBC Holdings PLC (United Kingdom)	903,143	14,195,176
Lloyds TSB Group PLC, ADR (United Kingdom)	107,200	3,489,360

		33,821,787

Beverages — 0.5%
Heineken Holding NV (Class “A” Stock) (Netherlands)	50,800	1,738,398

Business Services — 0.8%
D&B Corp.(a)	62,600	3,174,446

Construction & Housing — 1.5%
Martin Marietta Materials, Inc.	63,900	3,001,383
Vulcan Materials Co.	63,200	3,006,424

		6,007,807

Containers & Packaging — 3.5%
Sealed Air Corp.(a)	254,600	13,784,044

Diversified Consumer Products — 1.9%
Lexmark International, Inc.(a)	94,400	7,423,616

Diversified Manufacturing — 3.3%
Tyco International Ltd.	490,152	12,989,028

Drugs & Medical Supplies — 3.3%
Eli Lilly & Co.	81,800	5,752,994
Merck & Co., Inc.	29,000	1,339,800
Novartis AG (Switzerland)	44,000	1,997,655
Pfizer, Inc.	106,320	3,756,286

		12,846,735

Electronics — 0.2%
Agere Systems, Inc. (Class “A” Stock)(a)	295,200	900,360

Financial Services — 18.1%
American Express Co.	601,600	29,015,168
Bank One Corp.	302,000	13,768,180
H&R Block, Inc.	83,300	4,612,321
Moody’s Corp.	76,900	4,656,295
Providian Financial Corp.(a)	25,000	291,000
State Street Corp.	23,000	1,197,840
Takefuji Corp. (Japan)	45,920	2,146,675
Wells Fargo & Co.	252,700	14,881,503

		70,568,982

Foods — 3.0%
Diageo PLC, ADR (United Kingdom)	116,600	6,163,476
Hershey Foods Corp.	45,600	3,510,744
Kraft Foods, Inc. (Class “A” Stock)	67,400	2,171,628

		11,845,848

Healthcare Providers & Services — 1.0%
HCA, Inc.	89,900	3,862,104

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Insurance — 18.3%
American International Group, Inc.	336,000	$22,270,080
Aon Corp.	144,500	3,459,330
Berkshire Hathaway, Inc. (Class “A” Stock)(a)	178	14,996,500
Chubb Corp.	19,600	1,334,760
Loews Corp.	127,100	6,285,095
Markel Corp.(a)	1,500	380,265
Principal Financial Group, Inc.	44,800	1,481,536
Progressive Corp.	169,400	14,160,146
Sun Life Financial Services of Canada	27,300	683,046
Transatlantic Holdings, Inc.	79,900	6,455,920

		71,506,678

Investment Firms — 5.1%
Citigroup, Inc.	308,600	14,979,444
Janus Capital Group, Inc.	53,800	882,858
Morgan Stanley	71,400	4,131,918

		19,994,220

Media — 2.3%
Gannett Co., Inc.	29,300	2,612,388
Lagardere SA (France)	85,600	4,941,861
WPP Group ADR (United Kingdom)	30,300	1,489,245

		9,043,494

Oil & Gas — 6.1%
ConocoPhillips	137,920	9,043,414
Devon Energy Corp.	127,400	7,294,924
EOG Resources, Inc.	89,800	4,146,066
Occidental Petroleum Corp.	80,100	3,383,424

		23,867,828

Real Estate — 0.8%
Marriott International, Inc. (Class “A” Stock)	68,300	3,155,460

Real Estate Investment Trust — 1.5%
CenterPoint Properties Trust	79,600	5,962,040

Retail — 3.6%
AutoZone, Inc.(a)	23,000	1,959,830
Costco Wholesale Corp.(a)	327,900	12,191,322

		14,151,152

Software — 0.9%
Microsoft Corp.	129,000	3,552,660

Tobacco — 5.8%
Altria Group, Inc.	413,700	22,513,554

Transportation/Shipping — 0.9%
United Parcel Service, Inc. (Class “B” Stock)	49,100	3,660,405

TOTAL LONG-TERM INVESTMENTS (cost $304,346,525)		356,370,646

SEE NOTES TO FINANCIAL STATEMENTS.

B80

SP DAVIS VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

SHORT-TERM INVESTMENT — 9.1%	Principal Amount (000)	Value (Note 2)
Repurchase Agreement
State Street Bank & Trust Co. Repurchase Agreement, 0.92%, 1/2/04(b) (cost $35,731,000)	$35,731	$35,731,000

TOTAL INVESTMENTS — 100.2% (cost $340,077,525; Note 6)		392,101,646

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(905,176)

NET ASSETS — 100%		$391,196,470

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non- Income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $35,732,826 due 1/2/04. The value of the collateral including accrued interest was $36,805,919, collaterized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B81

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 95.1% COMMON STOCKS — 93.0%	Shares	Value (Note2)
Australia — 0.9%
Australia & New Zealand Banking Group, Ltd.	43,491	$579,339
Westpac Banking Corp.	40,875	492,448

		1,071,787

Brazil — 1.0%
Companhia Vale do Rio Doce, ADR	19,900	1,164,150

China — 0.3%
China Life Insurance Co., Ltd., ADR(a)	11,890	392,013

Czech Republic — 0.3%
Cesky Telecom A/S, GDR	37,870	426,037

Denmark — 0.9%
A P Moller – Maersk A/S	155	1,118,555

Finland — 1.2%
Nokia Oyj, ADR	50,383	871,279
Stora Enso Oyj (Series “R” Shares)	41,700	561,750

		1,433,029

France — 6.9%
Compagnie de Saint-Gobain	15,334	750,646
Credit Agricole SA	48,745	1,163,902
Dassault Systemes SA(a)	13,343	608,580
Schneider Electric SA	11,793	772,018
Total SA	21,882	4,068,369
Vivendi Universal SA(a)	38,100	926,067

		8,289,582

Republic of Germany — 10.6%
Allianz AG	15,800	1,994,528
Altana AG(a)	9,785	588,111
BASF AG	15,659	880,521
Bayerische Motoren Werke (BMW) AG(a)	9,746	451,772
Deutsche Telekom AG(a)	94,410	1,727,910
E.On AG	29,787	1,943,968
Metro AG(a)	19,544	861,582
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe)	13,657	1,655,789
SAP AG	3,409	572,538
Siemens AG	24,993	2,001,833

		12,678,552

Greece — 1.2%
Alpha Bank AE	27,085	818,562
Public Power Corp. (PPC)	24,200	598,284

		1,416,846

Hong Kong — 1.3%
BOC Hong Kong (Holdings), Ltd.	342,000	643,143
Sun Hung Kai Properties, Ltd.	108,000	890,291

		1,533,434

Hungary — 0.5%
OTP Bank Rt.	52,592	678,266

Ireland — 0.3%
Bank of Ireland	24,204	329,721

Italy — 2.0%
ENI SpA(a)	98,044	1,850,071

COMMON STOCKS (Continued)	Shares	Value (Note2)
Italy (cont’d.)
UniCredito Italiano SpA	103,175	$556,999

		2,407,070

Japan — 19.2%
Bridgestone Corp.	57,000	766,418
Canon, Inc.	42,000	1,955,585
Dai Nippon Printing Co., Ltd.	51,000	716,198
Daikin Industries, Ltd.	19,000	438,789
Daiwa House Industry Co., Ltd.	30,000	319,119
Fanuc, Ltd.	13,000	778,763
Hoya Corp.	7,300	670,262
KDDI Corp.	112	641,672
Kirin Brewery Co., Ltd.	96,000	818,737
Matsushita Electric Industrial Co., Ltd.	65,000	898,852
Mitsubishi Corp.	118,000	1,250,798
Mitsui Fudosan Co., Ltd.	87,000	785,817
Mizuho Financial Group, Inc.	301	912,802
Murata Manufacturing Co., Ltd.	10,600	572,679
Nikko Cordial Corp.	45,000	250,676
Nippon Steel Corp.	322,000	691,052
Nissan Motor Co., Ltd.	140,000	1,598,955
Nomura Holdings, Inc.	91,000	1,549,641
Nomura Research Institute, Ltd.	2,800	273,024
NTT DoCoMo, Inc.	762	1,727,778
Ricoh Co., Ltd.	25,000	493,375
Sharp Corp.	41,000	646,925
Sony Corp.	13,000	450,033
Tokyo Gas Co., Ltd.	123,000	438,425
Toyota Motor Corp.	71,000	2,398,246
UFJ Holding, Inc.	209	1,004,339

		23,048,960

Korea — 2.7%
POSCO	3,170	433,663
Samsung Electronics Co., Ltd.	7,308	2,766,184

		3,199,847

Mexico — 0.6%
Grupo Financiero BBVA Bancomer SA de CV(GFB) (Series “B” Shares)(a)	406,500	347,274
Telefonos de Mexico SA de CV, ADR (Series “L” Shares)	10,800	356,724

		703,998

Netherlands — 4.6%
ING Groep NV	74,850	1,745,679
Koninklijke (Royal) Philips Electronics NV	54,480	1,590,830
Koninklijke Ahold NV(a)	141,375	1,077,074
Reed Elsevier NV	46,563	578,513
TNT Post Group NV	22,311	522,597

		5,514,693

Russia — 1.0%
Lukoil, ADR	6,200	577,220
YUKOS, ADR	13,900	583,800

		1,161,020

South Africa — 0.3%
Harmony Gold Mining Co., Ltd., ADR	22,900	371,667

SEE NOTES TO FINANCIAL STATEMENTS.

B82

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note2)
Spain — 0.6%
Banco Popular Espanol SA	12,159	$725,429

Sweden — 0.8%
Telfonaktiebolaget LM Ericsson (Class “B” Shares)	519,962	932,207

Switzerland — 12.8%
ABB Ltd.	283,242	1,435,963
Credit Suisse Group	81,033	2,964,822
Nestle SA	9,929	2,480,745
Novartis AG	52,542	2,385,472
Roche Holding AG	18,894	1,905,823
Swiss Re	16,478	1,112,523
Syngenta AG	11,324	762,716
UBS AG	33,217	2,274,898

		15,322,962

Taiwan — 1.2%
Chunghwa Telecom Co., Ltd., ADR	24,520	355,540
Hon Hai Precision Industry Co., Ltd.	97,800	384,574
MediaTek, Inc.	23,000	216,112
Mega Financial Holding Co., Ltd.	937,000	563,028

		1,519,254

United Kingdom — 21.8%
Anglo American PLC	39,439	852,163
AstraZeneca PLC	51,786	2,484,488
BAA PLC	47,353	420,666
BHP Billiton PLC	176,538	1,542,225
British Sky Broadcasting Group PLC(a)	58,422	735,227
Compass Group PLC	52,750	358,836
Daily Mail and General Trust (Class “A” Shares)	37,000	436,493
GlaxoSmithKline PLC	66,808	1,530,834
Granada Compass PLC	426,550	931,579
HBOS PLC	62,800	813,370
HSBC Holdings PLC	172,527	2,711,698
Kingfisher PLC	139,906	697,511
Lloyds TSB Group PLC	98,478	789,782
National Grid Group PLC	136,272	976,400

COMMON STOCKS (Continued)	Shares	Value (Note2)
United Kingdom (cont’d.)
Royal Bank of Scotland Group PLC	73,645	$2,170,011
Scottish & Southern Energy PLC	73,113	880,845
Shell Transport & Trading Co.	409,443	3,045,469
Smith & Nephew PLC	161,756	1,358,797
Vodafone Group PLC	1,354,575	3,358,478

		26,094,872

TOTAL COMMON STOCKS (cost $93,114,552)		111,533,951

PREFERRED STOCK — 0.7%
Republic of Germany
Henkel KGaA (cost $693,021)	10,635	831,697

RIGHT — 1.4%	Units
Spain
Telefonica SA (cost $1,051,072)	111,271	1,633,694

TOTAL LONG-TERM INVESTMENTS (cost $94,858,645; Note 6)		113,999,342

SHORT-TERM INVESTMENT — 3.8%	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co., 0.50%, 1/02/04(b) (cost $4,560,155)	$4,560	4,560,155

TOTAL INVESTMENTS — 98.9% (cost $99,418,800; Note 6)		118,559,497
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.1%		1,298,232

NET ASSETS — 100.0%		$119,857,729

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt
GDR	Global Depository Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $4,560,282 due 1/2/04. The value of the collateral including accrued interest was $4,653,306. Collateralized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B83

SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

The industry classification of portfolio holdings and other assets in excess of other liabilities shown as a percentage of net assets as of December 31, 2003 was as follows:

Banks	17.1%
Telecommunications	9.7
Pharmaceuticals	8.6
Oil & Gas Services	8.3
Electrical	7.7
Automobiles & Manufacturing	5.8
Insurance	4.3
Metals & Minerals	4.2
Household Durables	4.0
Repurchase Agreement	3.8
Food & Beverage	3.7
Financial Services	3.0
Media	3.0
Semiconductor Equipment	3.0
Electronics	2.9
Chemicals	1.4
Real Estate	1.4
Retail	1.3
Software	1.0
Marine	0.9
Industrial	0.8
Commercial Services	0.6
Construction	0.6
Forest Products & Paper	0.5
Transportation	0.4
Machinery	0.4
IT Consulting & Services	0.3
Leisure	0.2

98.9
Other assets in excess of liabilities	1.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B84

SP GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 100.0% MUTUAL FUNDS	Shares	Value (Note 2)
Jennison Portfolio (Class I)	1,723,859	$28,650,541
SP Alliance Large Cap Growth Portfolio	4,601,533	28,667,548
SP Davis Value Portfolio	5,835,597	57,188,846
SP Deutsche International Equity Portfolio	4,328,246	33,197,645
SP Jennison International Growth Portfolio (Class I)	5,607,953	33,030,845
SP PIMCO High Yield Portfolio	2,299,611	24,214,904
SP PIMCO Total Return Portfolio	3,473,304	40,081,930
SP Prudential U.S. Emerging Growth Portfolio (Class I)	6,149,852	40,896,513
SP Small/Mid Cap Value Portfolio	3,166,998	40,790,936

TOTAL INVESTMENTS — 100.0% (cost $288,586,598; Note 6)		326,719,708
LIABILITIES IN EXCESS OF OTHER ASSETS		(13,957)

NET ASSETS — 100.0%		$326,705,751

SEE NOTES TO FINANCIAL STATEMENTS.

B85

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 92.3%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.9%
Getty Images, Inc.(a)	5,900	$295,767

Airlines — 0.7%
AirTran Holdings, Inc.(a)	20,300	241,570

Apparel — 2.8%
Aeropostale, Inc.(a)	12,800	350,976
Hot Topic, Inc.(a)	4,950	145,827
The Finish Line, Inc. (Class “A” Stock)(a)	6,300	188,811
The Men’s Wearhouse, Inc.(a)	11,800	295,118

		980,732

Banking — 6.3%
Dime Community Bancshares	5,400	166,104
Greater Bay Bancorp	9,200	262,016
Independence Community Bank Corp.	5,200	187,044
Investors Financial Services Corp.	9,100	349,531
PrivateBankcorp, Inc.	5,700	259,464
Silicon Valley Bancshares(a)	7,000	252,490
South Financial Group, Inc.	6,900	192,234
Southwest Bancorp of Texas, Inc.	7,800	303,030
Wintrust Financial Corp.	5,100	230,010

		2,201,923

Building & Construction — 0.5%
The Ryland Group, Inc.	2,100	186,144

Commercial Services — 0.4%
Providence Service Corp.(a)	8,600	139,148

Computer Software & Services — 12.3%
Agile Software Corp.(a)	18,300	181,170
Altiris, Inc.(a)	8,800	321,024
Anteon International Corp.(a)	9,400	338,870
Cognizant Technology Solutions Corp. (Class “A” Stock)(a)	4,400	200,816
Dendrite International, Inc.(a)	13,700	214,679
Dot Hill Systems Corp.(a)	12,700	192,405
F5 Networks, Inc.(a)	8,800	220,880
FileNET Corp.(a)	9,600	259,968
McDATA Corp. (Class “A” Stock)(a)	21,900	208,707
MicroStrategy, Inc. (Class “A” Stock)(a)	5,000	262,400
MSC. Software Corp.(a)	24,100	227,745
NetScreen Technologies, Inc.(a)	9,100	225,225
Openwave Systems, Inc.(a)	9,400	103,400
RSA Security, Inc.(a)	17,300	245,660
Secure Computing Corp.(a)	20,900	374,319
SRA International, Inc. (Class “A” Stock)(a)	4,300	185,330
SupportSoft, Inc.(a)	22,800	299,820
webMethods, Inc.(a)	28,400	259,860

		4,322,278

Consulting — 2.3%
Corporate Executive Board Co.(a)	5,900	275,353
LECG Corp.(a)	13,500	309,015
MAXIMUS, Inc.(a)	5,600	219,128

		803,496

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Diversified Manufacturing Operations — 1.1%
IDEX Corp.	6,100	$253,699
Kennametal, Inc.	3,700	147,075

		400,774

Education — 2.1%
Corinthian Colleges, Inc.(a)	6,100	338,916
ITT Educational Services, Inc.(a)	2,810	131,986
Sylvan Learning Systems, Inc.(a)	9,400	270,626

		741,528

Electronics — 2.8%
Aeroflex, Inc.(a)	29,200	341,348
Digital Theater Systems, Inc.(a)	6,000	148,140
OmniVision Technologies, Inc.(a)	2,200	121,550
Plexus Corp.(a)	10,400	178,568
Trimble Navigation, Ltd.(a)	700	26,068
Varian Semiconductor Equipment Associates, Inc.(a)	3,600	157,284

		972,958

Electronic Components — 7.0%
Artisan Components, Inc.(a)	7,800	159,900
Benchmark Electronics, Inc.(a)	5,500	191,455
Cymer, Inc.(a)	6,600	304,854
GrafTech International, Ltd.(a)	8,700	117,450
Integrated Circuit Systems, Inc.(a)	5,000	142,450
Integrated Silicon Solution, Inc.(a)	12,400	194,308
Lattice Semiconductor Corp.(a)	27,000	261,360
Microsemi Corp.(a)	10,700	263,006
MKS Instruments, Inc.(a)	10,600	307,400
Semtech Corp.(a)	12,000	272,760
Zoran Corp.(a)	13,900	241,721

		2,456,664

Entertainment — 0.9%
Marvel Enterprises, Inc.(a)	10,900	317,299

Financial Services — 3.0%
Affiliated Managers Group, Inc.(a)	2,100	146,139
Eaton Vance Corp.	5,900	216,176
Knight Trading Group, Inc.(a)	21,300	311,832
National Financial Partners Corp.	7,100	195,605
Raymond James Financial, Inc.	4,400	165,880

		1,035,632

Gaming — 4.1%
Alliance Gaming Corp.(a)	14,100	347,565
Mandalay Resort Group	3,800	169,936
Scientific Games Corp. (Class “A” Stock)(a)	16,000	272,160
Station Casinos, Inc.	10,900	333,867
WMS Industries, Inc.(a)	11,600	303,920

		1,427,448

Health Services — 4.9%
Accredo Health, Inc.(a)	10,400	328,744
DaVita, Inc.(a)	4,200	163,800
Neurocrine Biosciences, Inc.(a)	3,400	185,436
Select Medical Corp.	19,300	314,204
SFBC International, Inc.(a)	8,600	228,416

SEE NOTES TO FINANCIAL STATEMENTS.

B86

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Health Services (cont’d.)
Sierra Health Services, Inc.(a)	10,300	$282,735
United Surgical Partners International, Inc.(a)	6,800	227,664

		1,730,999

Hospitals — 0.7%
Community Health Systems, Inc.(a)	9,600	255,168

Human Resources — 2.9%
Heidrick & Struggles International, Inc.(a)	16,100	350,980
Labor Ready, Inc.(a)	27,100	355,010
Resources Connection, Inc.(a)	10,790	294,675

		1,000,665

Index Fund — 0.9%
iShares Russell 2000 Growth Fund	5,000	296,300

Insurance — 0.5%
United National Group, Ltd. (Class “A” Stock)(a)	10,000	176,700

Internet Services — 2.0%
Ask Jeeves, Inc.(a)	15,000	271,800
EarthLink, Inc.(a)	23,900	239,000
Netflix, Inc.(a)	3,600	196,884

		707,684

Media — 0.6%
Radio One, Inc. (Class “D” Stock)(a)	10,600	204,580

Medical Products — 12.4%
Abgenix, Inc.(a)	13,000	161,980
Advanced Neuromodulation Systems, Inc.(a)	6,350	291,973
ALARIS Medical Systems, Inc.(a)	7,100	107,991
ArthroCare Corp.(a)	3,853	94,398
Celgene Corp.(a)	4,700	211,594
Connetics Corp.(a)	14,500	263,320
Cyberonics, Inc.(a)	4,900	156,849
Cypress Bioscience, Inc.(a)	9,800	148,470
Eon Labs, Inc.(a)	2,400	122,280
Gen-Probe, Inc.(a)	8,600	313,642
IDEXX Laboratories, Inc.(a)	3,500	161,980
ILEX Oncology, Inc.(a)	12,200	259,250
INAMED Corp.(a)	900	43,254
Ligand Pharmaceuticals, Inc. (Class “B” Stock)(a)	13,300	195,377
Martek Biosciences Corp.(a)	4,100	266,377
MGI Pharma, Inc.(a)	5,800	238,670
NPS Pharmaceuticals, Inc.(a)	6,900	212,106
OSI Pharmaceuticals, Inc.(a)	5,500	177,155
Pharmaceutical Resourses, Inc.(a)	1,900	123,785
POZEN, Inc.(a)	3,200	32,640
Regeneration Technologies, Inc.(a)	14,600	160,016
Serologicals Corp.(a)	6,800	126,480
Therasense, Inc.(a)	7,600	154,280
Valeant Pharmaceuticals International	12,300	309,345

		4,333,212

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Metals & Mining — 1.8%
Allegheny Technologies, Inc.	16,400	$216,808
Arch Coal, Inc.	8,100	252,477
Joy Global, Inc.	6,200	162,130

		631,415

Oil & Gas Equipment & Services — 1.8%
Airgas, Inc.	12,200	262,056
Maverick Tube Corp.(a)	9,400	180,950
National-Oilwell, Inc.(a)	8,800	196,768

		639,774

Oil & Gas Exploration & Production — 1.3%
Patterson-UTI Energy, Inc.(a)	5,800	190,936
Precision Drilling Corp. (Canada)(a)	3,400	148,512
Spinnaker Exploration Co.(a)	3,800	122,626

		462,074

Restaurants — 1.4%
P. F. Chang’s China Bistro, Inc.(a)	4,700	239,136
Panera Bread Co. (Class “A” Stock)(a)	6,600	260,898

		500,034

Retail — 4.0%
Advance Auto Parts, Inc.(a)	3,900	317,460
Guitar Center, Inc.(a)	8,500	276,930
Linens ‘n Things, Inc.(a)	8,700	261,696
PETCO Animal Supplies, Inc.(a)	8,600	261,870
Tuesday Morning Corp.(a)	9,800	296,450

		1,414,406

Semiconductor Equipment — 1.6%
Asyst Technologies, Inc.(a)	10,400	180,440
Ultratech, Inc.(a)	7,400	217,338
Vitesse Semiconductor Corp.(a)	26,400	154,968

		552,746

Telecommunication Equipment — 3.7%
Arris Group, Inc.(a)	38,400	278,016
Inet Technologies, Inc.(a)	14,700	176,400
Powerwave Technologies, Inc.(a)	32,800	250,920
REMEC, Inc.(a)	27,000	227,070
Sonus Networks, Inc.(a)	18,400	139,104
Tekelec(a)	14,250	221,587

		1,293,097

Telecommunication Services — 1.8%
Nextel Partners, Inc. (Class “A” Stock)(a)	23,400	314,730
Western Wireless Corp. (Class “A” Stock)(a)	16,300	299,268

		613,998

Trucking/Shipping — 2.3%
Central Freight Lines, Inc.(a)	3,600	63,900
Oshkosh Truck Corp.	5,000	255,150
Overnite Corp.(a)	10,400	236,600
Wabash National Corp.(a)	8,400	246,120

		801,770

SEE NOTES TO FINANCIAL STATEMENTS.

B87

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Waste Management — 0.5%
Stericycle, Inc.(a)	4,000	$186,801

TOTAL LONG-TERM INVESTMENTS (cost $28,116,293)		32,324,784

SHORT-TERM INVESTMENT — 16.8%	Principal Amount (000)	Value (Note 2)
Repurchase Agreement
State Street Bank & Trust Co., 0.50%, 1/2/04(b) (cost $5,892,599)	$5,893	$5,892,599

TOTAL INVESTMENTS — 109.1% (cost $34,008,892; Note 6)		38,217,383
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.1)%		(3,198,267)

NET ASSETS — 100%		$35,019,116

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $5,892,763 due 1/2/04. The value of the collateral including accrued interest was $6,011,322. Collateralized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B88

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 82.8%		Value (Note 2)
COMMON STOCKS	Shares
Australia — 1.1%
BHP Billiton, Ltd.	264,300	$2,427,478

Austria — 1.4%
Erste Bank der Oesterreichischen Sparkassen AG	25,308	3,127,424

Brazil — 2.8%
Petroleo Brasileiro SA, ADR(b)	100,600	2,941,544
Unibanco-Uniaode Bancos Brasileiros SA	126,300	3,151,185

		6,092,729

Finland — 1.8%
Nokia Oyj (Class “A” Stock)	224,339	3,879,520

France — 3.6%
Sanofi-Synthelabo SA	37,100	2,793,727
Societe Television Francaise 1	40,600	1,417,516
Total SA	20,023	3,722,738

		7,933,981

Germany — 3.2%
Muenchener Rueckversicherungs-Gesellschaft AG	24,742	2,999,745
SAP AG	8,440	1,417,488
Siemens AG	32,200	2,579,084

		6,996,317

Hong Kong — 2.9%
Esprit Holdings, Ltd.	1,128,188	3,749,122
Techtronic Industries Co., Ltd.	948,000	2,625,278

		6,374,400

Ireland — 1.8%
Anglo Irish Bank Corp. PLC	252,100	3,978,011

Israel — 0.3%
Teva Pharmaceutical Industries, Ltd., ADR(b)	12,300	697,533

Italy — 6.6%
Banca Nazionale Lavoro SpA(a)	1,415,800	3,384,129
Banco Popolare di Verona e Novara Scrl	212,054	3,589,507
Eni SpA	214,900	4,055,121
Telecom Italia SpA	1,135,176	3,364,859

		14,393,616

Japan — 22.5%
Aoyama Trading Co., Ltd.	176,300	3,487,506
Canon, Inc.	42,000	1,955,585
Copal Co.(b)	102,000	1,647,495
Diamond City Co., Ltd.(b)	36,700	871,527
Mitsubishi Corp.	470,000	4,981,991
Mitsubishi Tokyo Financial Group, Inc.	312	2,433,815
Mitsui Mining & Smelting Co., Ltd.	686,000	2,848,465
Nikko Exchange Traded Index Fund TOPIX	321,000	3,142,008
Nitto Denko Corp.	92,900	4,941,028
Seria Co., Ltd.	104	431,837
Shionogi & Co., Ltd.	200,000	3,724,923
Sumitomo Mitsui Financial Group, Inc.	459	2,445,544

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Sumitomo Realty & Development Co., Ltd.	434,000	$3,822,861
Taisei Corp.	925,000	3,383,409
Nomura Exchange Traded Index Fund TOPIX	320,900	3,158,995
Yahoo! Japan Corp.(a)	184	2,472,334
Yamaha Corp.(b)	179,200	3,519,791

		49,269,114

Mexico — 0.5%
Grupo Financiero BBVA Bancomer SA de CV (Class “B” Stock)(a)(b)	1,302,000	1,112,301

Netherlands — 4.5%
ASM International NV(a)(b)	171,300	3,467,112
IHC Caland NV	38,800	2,104,437
ING Groep NV	183,700	4,284,320

		9,855,869

South Korea — 1.4%
Samsung Electronics Co., Ltd.	8,000	3,028,116

Spain — 2.4%
Antena 3 Television, SA(a)	370	16,307
Banco Popular Espanol SA(b)	53,719	3,204,977
Telefonica SA	136,906	2,010,070

		5,231,354

Switzerland — 6.7%
Nobel Biocare Holding AG	43,700	4,425,652
Roche Holding AG	53,000	5,346,068
UBS AG	71,500	4,896,746

		14,668,466

United Kingdom — 19.3%
AstraZeneca PLC	81,700	3,919,644
Barclays PLC	499,700	4,457,039
COLT Telecom Group PLC(a)	987,100	1,674,288
Exel PLC	342,500	4,527,942
HSBC Holdings PLC	214,100	3,365,123
Man Group PLC	97,660	2,554,210
Reckitt Benckiser PLC	270,516	6,121,104
Smith & Nephew PLC	206,600	1,735,499
Tesco PLC	1,279,113	5,901,974
Vodafone Group PLC	3,306,097	8,197,003

		42,453,826

TOTAL LONG-TERM INVESTMENTS (cost $145,467,185)		181,520,055

SHORT-TERM INVESTMENT — 21.2%
MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $46,587,640; Note 4)(c)	46,587,640	46,587,640

TOTAL INVESTMENTS — 104.0% (cost $192,054,825)		228,107,695
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.0)%		(8,839,703)

TOTAL NET ASSETS — 100.0%		$219,267,992

SEE NOTES TO FINANCIAL STATEMENTS.

B89

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

The industry classification of portfolio holdings and other liabilities in excess of assets shown as a percentage of net assets as of December 31, 2003 was as follows:

Mutual Fund	21.2%
Commercial Banks	15.6%
Pharmaceuticals	7.5%
Oil & Gas	4.9%
Wireless Telecommunication Services	3.7%
Capital Markets	3.4%
Specialty Retail	3.3%
Diversified Telecommunications	3.2%
Semiconductors & Semiconductor Equipment	3.0%
Exchange Traded Funds	2.9%
Health Care Equipment & Supplies	2.8%
Household Products	2.8%
Food & Staples Retailing	2.7%
Metals & Mining	2.4%
Leisure Equipment & Products	2.4%
Trading Companies & Distributions	2.3%
Chemicals	2.2%
Real Estate	2.1%
Air Freight & Couriers	2.1%
Diversified Financial Services	1.9%
Communications Equipment	1.8%
Construction & Engineering	1.5%
Insurance	1.4%
Household Durables	1.2%
Industrial Conglomerates	1.2%
Internet Software & Services	1.1%
Energy Equipment & Services	1.0%
Office Electronics	0.9%
Media	0.7%
Software	0.6%
Multiline Retail	0.2%

104.0%
Other liabilities in excess of assets	(4.0)%

100.0%

The following abbreviation is used in the portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $14,109,729; cash collateral of $14,887,349 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

B90

SP LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 99.4%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.2%
Lamar Advertising Co.(a)	3,700	$138,084

Aerospace/Defense — 2.1%
Goodrich Corp.	4,900	145,481
Lockheed Martin Corp.	9,300	478,020
Northrop Grumman Corp.	5,800	554,480
Raytheon Co.	4,700	141,188
United Technologies Corp.	2,200	208,494

		1,527,663

Airlines — 0.3%
JetBlue Airways Corp.(a)	2,850	75,582
Southwest Airlines Co.	6,600	106,524

		182,106

Appliances & Home Furnishings — 0.6%
American Standard Cos., Inc.(a)	4,000	402,800

Automobiles & Trucks — 1.3%
American Axle & Manufacturing Holdings, Inc.(a)	7,300	295,066
International Speedway Corp. (Class “A” Stock)	2,200	98,252
Keystone Automotive Industries, Inc.(a)	4,100	103,976
Lear Corp.	5,100	312,783
Navistar International Corp.(a)	3,500	167,615

		977,692

Banks and Savings & Loans — 12.4%
Bank of America Corp.	22,400	1,801,632
Bank of New York Co., Inc.	19,100	632,592
Bank One Corp.	21,600	984,744
Banknorth Group, Inc.	7,000	227,710
City National Corp.	3,500	217,420
Fifth Third Bancorp	5,000	295,500
FleetBoston Financial Corp.	10,718	467,841
Golden West Financial Corp.	4,100	423,079
M&T Bank Corp.	2,300	226,090
New York Community Bancorp, Inc.	6,100	232,105
Popular, Inc.	4,900	220,206
Sovereign Bancorp, Inc.	19,600	465,500
Synovus Financial Corp.	4,000	115,680
U.S. Bancorp	12,800	381,184
UnionBanCal Corp.	1,800	103,572
Wachovia Corp.	12,000	559,080
Wells Fargo & Co.	25,800	1,519,362
Zions Bancorporation	2,200	134,926

		9,008,223

Chemicals — 2.6%
Cytec Industries, Inc.(a)	3,600	138,204
Dow Chemical Co. (The)	22,000	914,540
E.I. du Pont de Nemours & Co.	2,800	128,492
Georgia Gulf Corp.	2,800	80,864
Millennium Chemicals, Inc.	16,000	202,880
Praxair, Inc.	12,200	466,040

		1,931,020

Commercial Services — 0.8%
Affiliated Computer Services, Inc. (Class “A” Stock)(a)	2,400	130,704

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Commercial Services (cont’d.)
ChoicePoint, Inc.(a)	4,600	$175,214
First Data Corp.	3,500	143,815
Paychex, Inc.	4,500	167,400

		617,133

Construction & Housing — 0.9%
Martin Marietta Materials, Inc.	2,900	136,213
Pulte Homes, Inc.	3,200	299,584
SCP Pool Corp.(a)	6,600	215,688

		651,485

Containers — 0.5%
Pactiv Corp.(a)	16,500	394,350

Diversified Consumer Products — 2.7%
Alberto-Culver Co.	2,800	176,624
Colgate-Palmolive Co.	2,900	145,145
Fortune Brands, Inc.	4,400	314,556
Gillette Co.	12,100	444,433
Procter & Gamble Co.	9,000	898,920

		1,979,678

Diversified Operations — 2.3%
3M Co.	5,300	450,659
Eaton Corp.	2,100	226,758
Honeywell International, Inc.	12,400	414,532
ITT Industries, Inc.	2,400	178,104
Pentair, Inc.	9,000	411,300

		1,681,353

Drugs & Medical Supplies — 3.6%
Abbott Laboratories	4,400	205,040
Angiotech Pharmaceuticals, Inc.(a)	4,900	225,400
AstraZeneca PLC, ADR (United Kingdom)	2,200	106,436
Becton, Dickinson & Co.	6,000	246,840
Invitrogen Corp.(a)	2,500	175,000
Merck & Co., Inc.	20,400	942,480
Novartis AG ADR (Switzerland)	2,200	100,958
Schering-Plough Corp.	25,700	446,923
Wyeth	3,800	161,310

		2,610,387

Electronics — 1.5%
Avnet, Inc.(a)	15,000	324,900
Emerson Electric Co.	2,100	135,975
Hughes Electronics Corp.(a)	16,135	267,035
National Semiconductor Corp.(a)	3,100	122,171
Texas Instruments, Inc.	8,100	237,978

		1,088,059

Financial Services — 12.2%
Bear Stearns & Cos., Inc. (The)	2,800	223,860
CIT Group, Inc.	5,700	204,915
Citigroup, Inc.	73,074	3,547,012
Countrywide Financial Corp.	4,133	313,513
Federated Investors, Inc. (Class “B” Stock)	4,700	137,992
Goldman Sachs Group, Inc	1,700	167,841
J.P. Morgan Chase & Co.	19,500	716,235
Lehman Brothers Holdings, Inc.	6,100	471,042

SEE NOTES TO FINANCIAL STATEMENTS.

B91

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Financial Services (cont’d.)
MBIA, Inc.	8,000	$473,840
MBNA Corp.	5,950	147,858
Merrill Lynch & Co., Inc.	19,500	1,143,675
Morgan Stanley	19,900	1,151,613
National Commerce Financial Corp.	6,800	185,504

		8,884,900

Food & Beverage — 2.3%
Dean Foods Co.(a)	5,300	174,211
Hershey Foods Corp.	400	30,796
J.M. Smucker Co. (The)	3,600	163,044
Kellogg Co.	3,300	125,664
McCormick & Co., Inc.	5,600	168,560
McDonald’s Corp.	29,100	722,553
Outback Steakhouse, Inc.	2,200	97,262
Sysco Corp.	4,300	160,089

		1,642,179

Healthcare Service — 1.5%
Aetna, Inc.	3,200	216,256
Coventry Health Care, Inc.(a)	3,000	193,470
Humana, Inc.(a)	12,300	281,055
UnitedHealth Group, Inc.	6,900	401,442

		1,092,223

Index Fund — 0.6%
iShares Russell 1000 Value Index Fund	7,200	420,264

Industrial Technology — 0.6%
Kennametal, Inc.	2,000	79,500
Parker-Hannifin Corp.	5,500	327,250

		406,750

Insurance — 6.1%
AFLAC, Inc.	6,700	242,406
Allstate Corp.	18,500	795,870
AMBAC Financial Group, Inc.	3,950	274,090
American International Group, Inc.	19,000	1,259,320
Fidelity National Financial, Inc.	4,600	178,388
Hartford Financial Services Group, Inc.	7,900	466,337
MetLife, Inc.	21,700	730,639
Nationwide Financial Services, Inc. (Class “A” Stock)	4,300	142,158
Old Republic International Corp.	12,750	323,340
Travelers Property Casualty Corp. (Class “B” Stock)	3,363	57,070

		4,469,618

Leisure — 0.2%
Mandalay Resort Group	3,300	147,576

Machinery — 0.9%
AGCO Corp.(a)	5,200	104,728
Caterpillar, Inc.	2,800	232,456
Cummins, Inc.	3,300	161,502
Terex Corp.(a)	5,100	145,248

		643,934

Media — 7.2%
Cablevision Systems New York Group (Class “A” Stock)(a)	10,100	236,239

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Media (cont’d.)
Clear Channel Communications, Inc.	12,600	$590,058
Comcast Corp. (Class “A” Stock)(a)	5,037	165,566
E.W. Scripps Co. (The) (Class “A” Stock)	1,600	150,624
EchoStar Communications Corp. (Class “A” Stock)(a)	6,300	214,200
Fox Entertainment Group, Inc. (Class “A” Stock)(a)	9,600	279,840
Liberty Media Corp. (Class “A” Stock)(a)	15,300	181,917
News Corp. Ltd., ADR (Australia)	1,805	54,591
Time Warner, Inc.(a)	69,200	1,244,908
Tribune Co.	5,600	288,960
Univision Communications, Inc. (Class “A” Stock)(a)	4,300	170,667
Viacom, Inc. (Class “B” Stock)	18,400	816,592
Walt Disney Co. (The)	29,500	688,235
Washington Post Co. (The) (Class “B” Stock)	200	158,280

		5,240,677

Metal & Minerals — 3.0%
Alcan, Inc. (Canada)	10,000	469,500
Alcoa, Inc.	9,900	376,200
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	5,500	231,715
Nucor Corp.	4,300	240,800
Peabody Energy Corp.	4,200	175,182
Phelps Dodge Corp.(a)	7,100	540,239
Precision Castparts Corp.	3,900	177,099

		2,210,735

Oil & Gas — 11.2%
Apache Corp.	3,600	291,960
Burlington Resources, Inc.	4,000	221,520
Chesapeake Energy Corp.	13,800	187,404
ChevronTexaco Corp.	16,664	1,439,603
ConocoPhillips	11,699	767,103
Devon Energy Corp.	3,900	223,314
Equitable Resources, Inc.	4,600	197,432
Exxon Mobil Corp.	94,300	3,866,300
Occidental Petroleum Corp.	11,300	477,312
Pioneer Natural Resources Co.(a)	4,900	156,457
Pride International, Inc.(a)	7,300	136,072
Schlumberger, Ltd.	2,600	142,272
Smith International, Inc.(a)	600	24,912

		8,131,661

Real Estate Investment Trust — 3.0%
Apartment Investment & Management Co. (Class “A” Stock)	4,300	148,350
CBL & Associates Properties, Inc.	2,500	141,250
CenterPoint Properties Trust	3,500	262,150
Developers Diversified Realty Corp.	5,700	191,349
Equity Residential	6,100	180,011
ProLogis	6,100	195,749
Public Storage, Inc.	7,400	321,086
Reckson Associates Realty Corp.	8,400	204,120
Simon Property Group, Inc.	7,300	338,282

SEE NOTES TO FINANCIAL STATEMENTS.

B92

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Real Estate Investment Trust (cont’d.)
Vornado Realty Trust	3,400	$186,150

		2,168,497

Retail — 2.3%
Big Lots, Inc.(a)	5,800	82,418
CVS Corp.	17,400	628,488
Foot Locker, Inc.	7,200	168,840
Liz Claiborne, Inc.	4,600	163,116
Nordstrom, Inc.	4,100	140,630
Office Depot, Inc.(a)	10,500	175,455
Safeway, Inc.(a)	10,100	221,291
Saks, Inc.(a)	8,200	123,328

		1,703,566

Technology — 3.4%
Ceridian Corp.(a)	6,400	134,016
Computer Sciences Corp.(a)	4,600	203,458
Dell, Inc.(a)	5,300	179,988
DST Systems, Inc.(a)	3,400	141,984
Hewlett-Packard Co.	20,000	459,400
International Business Machines Corp. (IBM)	8,900	824,852
Maxtor Corp.(a)	10,700	118,770
Storage Technology Corp.(a)	5,000	128,750
Sun Microsystems, Inc.(a)	60,500	271,645

		2,462,863

Telecommunications — 6.9%
ALLTEL Corp.	5,200	242,216
Avaya, Inc.(a)	12,600	163,044
BellSouth Corp.	21,500	608,450
CenturyTel, Inc.	5,900	192,458
CIENA Corp.(a)	17,000	112,880
Motorola, Inc.	9,700	136,479
Nextel Communications, Inc. (Class “A” Stock)(a)	5,600	157,136
Qwest Communications International, Inc.(a)	43,300	187,056
SBC Communications, Inc.	55,900	1,457,313
Scientific — Atlanta, Inc.	5,300	144,690
Verizon Communications, Inc.	46,900	1,645,252

		5,046,974

Tobacco — 0.4%
Altria Group, Inc.	6,000	326,520

Transportation — 1.0%
CSX Corp.	700	25,158

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Transportation (cont’d.)
Norfolk Southern Corp.	11,300	$267,245
Union Pacific Corp.	6,300	437,724

		730,127

Utility – Electric — 4.2%
Allegheny Energy, Inc.(a)	12,800	163,328
Ameren Corp.	5,200	239,200
Dominion Resources, Inc.	6,900	440,427
Exelon Corp.	2,400	159,264
FirstEnergy Corp.	9,200	323,840
FPL Group, Inc.	4,600	300,932
KeySpan Corp.	4,400	161,920
PG&E Corp.(a)	10,600	294,362
PPL Corp.	6,600	288,750
SCANA Corp.	4,100	140,425
TXU Corp.	10,900	258,548
Wisconsin Energy Corp.	3,600	120,420
Xcel Energy, Inc.	11,000	186,780

		3,078,196

Waste Management — 0.6%
Republic Services, Inc.	8,400	215,292
Waste Management, Inc.	8,600	254,560

		469,852

TOTAL LONG-TERM INVESTMENTS (cost $63,946,975)		72,467,145

SHORT-TERM INVESTMENT — 1.0%

	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co. 0.50%, 1/2/04(b) (cost $740,067)	$740	740,067

TOTAL INVESTMENTS — 100.4% (cost $64,687,042; Note 6)		73,207,212
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(324,532)

NET ASSETS — 100%		$72,882,680

The following abbreviation is used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.
(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $740,088 due 1/2/04. The value of the collateral including accrued interest was $757,094. Collateralized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B93

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 96.0%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.7%
Getty Images, Inc.(a)	720	$36,094
Lamar Advertising Co.(a)	2,700	100,764

		136,858

Aerospace/Defense — 0.8%
Lockheed Martin Corp.	3,310	170,134

Airlines — 0.1%
Southwest Airlines Co.	1,300	20,982

Banks and Savings & Loans — 2.3%
Bank of New York Co., Inc. (The)	2,290	75,845
Mellon Financial Corp.	9,330	299,586
Northern Trust Corp.	1,890	87,734

		463,165

Chemicals — 0.9%
Air Products & Chemicals, Inc.	1,940	102,490
Lyondell Chemical Co.	4,690	79,496

		181,986

Computers — 1.6%
Dell, Inc.(a)	4,260	144,670
International Business Machines Corp. (IBM)	2,000	185,360

		330,030

Computer Services — 5.7%
Avid Technology, Inc.(a)	590	28,320
BEA Systems, Inc.(a)	3,240	39,852
BISYS Group, Inc. (The)(a)	3,440	51,187
DST Systems, Inc.(a)	1,260	52,618
Manhattan Associates, Inc.(a)	490	13,544
Mercury Interactive Corp.(a)	2,050	99,712
Microsoft Corp.	22,556	621,192
Oracle Corp.(a)	7,269	95,951
SunGard Data Systems, Inc.(a)	720	19,951
VERITAS Software Corp.(a)	3,796	141,059

		1,163,386

Containers & Packaging — 1.3%
Owens-Illinois, Inc.(a)	13,900	165,271
Smurfit-Stone Container Corp.(a)	5,090	94,521

		259,792

Cosmetics/Toiletries — 1.5%
Avon Products, Inc.	1,370	92,461
Kimberly-Clark Corp.	3,490	206,224

		298,685

Diversified Manufacturing Operations — 5.4%
Cooper Industries Ltd. (Class “A” Stock)	700	40,551
Danaher Corp.	420	38,535
Eaton Corp.	110	11,878
General Electric Co.	11,070	342,949
Illinois Tool Works, Inc.	620	52,024
Newell Rubbermaid, Inc.	10,130	230,660
Tyco International Ltd.	14,500	384,250

		1,100,847

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Drugs & Medical Supplies — 12.3%
Abbott Laboratories	2,110	$98,326
Amgen, Inc.(a)	1,250	77,250
Applera Corp.-Applied Biosystems Group	2,240	46,390
Baxter International, Inc.	5,871	179,183
Eli Lilly & Co.	1,340	94,242
Genzyme Corp.(a)	1,639	80,868
Gilead Sciences, Inc.(a)	2,800	162,792
Johnson & Johnson	9,030	466,490
Medtronic, Inc.	1,620	78,748
Merck & Co., Inc.	5,230	241,626
Pfizer, Inc.	13,926	492,006
Schering-Plough Corp.	22,635	393,623
Wyeth	2,300	97,635

		2,509,179

Electronic Components — 2.2%
Amphenol Corp. (Class “A” Stock)(a)	400	25,572
Emerson Electric Co.	720	46,620
Flextronics International Ltd. (Singapore)(a)	4,410	65,444
Molex, Inc.	1,750	61,058
Parker Hannifin Corp.	520	30,940
Synopsys, Inc.(a)	1,130	38,149
Texas Instruments, Inc.	3,330	97,835
Thermo Electron Corp.(a)	3,090	77,868

		443,486

Financial Services — 8.6%
American Express Co.	3,480	167,840
Citigroup, Inc.	8,819	428,074
Fannie Mae	700	52,542
FleetBoston Financial Corp.	2,580	112,617
Freddie Mac	3,620	211,118
Goldman Sachs Group, Inc.	1,250	123,413
JPMorgan	3,240	119,005
MBNA Corp.	3,550	88,218
Merrill Lynch & Co., Inc.	6,060	355,419
PNC Financial Services Group	1,300	71,149
SLM Corp.	220	8,290

		1,737,685

Food & Beverage — 0.4%
PepsiCo, Inc.	1,850	86,247

Hospital Management — 0.6%
Tenet Healthcare Corp.(a)	7,430	119,251

Insurance — 5.7%
ACE Ltd. (Cayman Islands)	1,720	71,242
Allstate Corp.	5,930	255,109
American International Group, Inc.	2,950	195,526
Hartford Financial Services Group, Inc. (The)	5,498	324,547
Marsh & McLennan Companies, Inc.	1,130	54,116
Montpelier Re Holdings, Ltd. (Bermuda)	10	367
Travelers Property Casualty Corp. (Class “A” Stock)	11,130	186,761
UnumProvident Corp.	2,390	37,690

SEE NOTES TO FINANCIAL STATEMENTS.

B94

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Insurance (cont’d.)
XL Capital, Ltd. (Class “A” Stock) (Bermuda)	490	$38,000

		1,163,358

Internet — 1.9%
Akamai Technologies, Inc.(a)	4,780	51,385
InterActiveCorp(a)	3,470	117,737
Monster Worldwide, Inc.(a)	2,000	43,920
Network Associates, Inc.(a)	11,670	175,517

		388,559

Leisure — 0.7%
Carnival Corp.	730	29,003
Hilton Hotels Corp.	5,005	85,736
Starwood Hotels & Resorts Worldwide, Inc.	830	29,855

		144,594

Media — 7.7%
Clear Channel Communications, Inc.	3,070	143,768
ComCast Corp. (Class “A” Stock)(a)	13,540	423,531
Cox Communications, Inc. (Class “A” Stock)(a)	1,160	39,962
Entercom Communications Corp.(a)	620	32,835
New York Times Co. (The) (Class “A” Stock)	1,670	79,809
Time Warner, Inc.(a)	3,160	56,849
Univision Communications, Inc. (Class “A” Stock)(a)	2,010	79,777
Viacom, Inc. (Class “B” Stock)	13,735	609,559
Walt Disney Co. (The)	45	1,050
Westwood One, Inc.(a)	3,080	105,367

		1,572,507

Metals — 1.0%
Alcoa, Inc.	5,480	208,240

Networking Products — 2.0%
Cisco Systems, Inc.(a)	13,710	333,016
Foundry Networks, Inc.(a)	1,840	50,342
Juniper Networks, Inc.(a)	1,540	28,767

		412,125

Oil – Exploration & Production — 4.9%
Devon Energy Corp.	2,930	167,772
GlobalSantaFe Corp.	11,900	295,477
NiSource, Inc.	6,130	134,492
Noble Corp. (Cayman Islands)(a)	7,740	276,937
Occidental Petroleum Corp.	2,840	119,962

		994,640

Oil & Gas Services — 3.0%
BJ Services Co.(a)	4,040	145,036
Calpine Corp.(a)	42,340	203,655
Cooper Cameron Corp.(a)	2,760	128,616
Schlumberger Ltd.	2,440	133,517

		610,824

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Paper & Forest Products — 0.8%
Boise Cascade Corp.	850	$27,931
Bowater, Inc.	2,810	130,131

		158,062

Restaurants — 0.8%
McDonald’s Corp.	3,020	74,987
Outback Steakhouse, Inc.	2,000	88,420

		163,407

Retail — 8.1%
Chico’s FAS, Inc.(a)	60	2,217
CVS Corp.	1,700	61,404
Home Depot, Inc.	5,450	193,420
Hot Topic, Inc.(a)	1,100	32,406
Kohl’s Corp.(a)	3,000	134,820
Kroger Co.(a)	12,110	224,156
Pier 1 Imports, Inc.	1,240	27,106
Reebok International Ltd.	2,380	93,582
Rite Aid Corp.(a)	10,770	65,051
Sears, Roebuck & Co.	5,995	272,713
Staples, Inc.(a)	2,750	75,075
Target Corp.	4,510	173,184
TJX Companies, Inc.	2,190	48,290
Wal-Mart Stores, Inc.	2,890	153,314
Walgreen Co.	1,340	48,749
Williams-Sonoma, Inc.(a)	1,270	44,158

		1,649,645

Semiconductors — 3.5%
Analog Devices, Inc.	3,340	152,471
Linear Technology Corp.	1,760	74,043
Marvell Technology Group Ltd. (Bermuda)(a)	1,970	74,722
Maxim Integrated Products, Inc.	1,600	79,680
Microchip Technology, Inc.	2,500	83,400
Novellus Systems, Inc.(a)	1,690	71,064
PMC-Sierra, Inc.(a)	2,770	55,816
Xilinx, Inc.(a)	3,000	116,220

		707,416

Telecommunications — 9.6%
ADTRAN, Inc.	4,060	125,860
Amdocs Ltd. (Channel Islands)(a)	1,640	36,867
AT&T Corp.	14,720	298,816
AT&T Wireless Services, Inc.(a)	58,870	470,372
Corning, Inc.(a)	4,800	50,064
EchoStar Communications Corp. (Class “A” Stock)(a)	1,160	39,440
Nokia Oyj, ADR (Finland)(a)	5,350	90,950
Nortel Networks Corp. (Canada)(a)	17,250	72,968
QUALCOMM, Inc.	340	18,336
Sprint Corp. (PCS Group)(a)	6,110	34,338
Telephone and Data Systems, Inc.	3,200	200,160
Verizon Communications, Inc.	14,490	508,309
Winstar Communications, Inc.(a)	930	1

		1,946,481

SEE NOTES TO FINANCIAL STATEMENTS.

B95

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Trucking/Shipping — 0.8%
FedEx Corp.	1,380	$93,150
United Parcel Service, Inc. (Class “B” Stock)	850	63,367

		156,517

Utilities – Electric — 1.1%
FirstEnergy Corp.	1,100	38,720
TXU Corp.	7,370	174,816

		213,536

TOTAL LONG-TERM INVESTMENTS (cost $17,087,413)		19,511,624

SHORT-TERM INVESTMENT — 4.4%	Principal Amount (000)	Value (Note 2)
Repurchase Agreement
State Street Bank & Trust Co. 0.50%, 1/2/04(b) (cost $881,021)	$881	$881,021

TOTAL INVESTMENTS — 100.4% (cost $17,968,434; Note 6)		20,392,645
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(75,256)

NET ASSETS — 100%		$20,317,389

The following abbreviation is used in portfolio description:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $881,045 due 1/2/04. The value of the collateral including accrued interest was $903,465, collaterized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B96

SP MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 100.1%		Value (Note 2)
COMMON STOCKS	Shares
Airlines — 0.7%
JetBlue Airways Corp.(a)	16,000	$424,320

Apparel — 4.0%
Coach, Inc.(a)	46,500	1,755,375
Pacific Sunwear of California, Inc.(a)	27,500	580,800

		2,336,175

Biotechnology — 1.2%
Martek Biosciences Corp.(a)	11,000	714,670

Building & Construction — 1.9%
KB HOME	15,300	1,109,556

Computers — 2.1%
Apple Computer, Inc.(a)	25,000	534,250
Western Digital Corp.(a)	60,000	707,400

		1,241,650

Computer Services — 5.9%
Lexar Media, Inc.(a)	34,700	604,821
Maxtor Corp.(a)	44,400	492,840
Research In Motion Ltd.(a)	11,700	781,911
SanDisk Corp.(a)	16,500	1,008,810
Unisys Corp.(a)	41,000	608,850

		3,497,232

Drugs & Medical Supplies — 13.0%
ALARIS Medical, Inc.(a)	42,000	638,820
Beckman Coulter, Inc.	5,100	259,233
Celgene Corp.(a)	16,150	727,073
Connetics Corp.(a)	6,000	108,960
Gen-Probe, Inc.(a)	22,000	802,340
IDEXX Laboratories, Inc.(a)	15,000	694,200
ILEX Oncology, Inc.(a)	7,000	148,750
IVAX Corp.(a)	24,500	585,060
Pharmaceutical Resources, Inc.(a)	10,000	651,500
Sepracor, Inc.(a)	26,700	638,931
St. Jude Medical, Inc.(a)	7,000	429,450
Stryker Corp.	8,000	680,080
Zimmer Holdings, Inc.(a)	18,500	1,302,400

		7,666,797

Electronics — 5.0%
Garmin Ltd.	8,100	441,288
Harman International Industries, Inc.	27,900	2,064,042
PerkinElmer, Inc.	26,500	452,355

		2,957,685

Financial Services — 1.6%
Ameritrade Holding Corp.(a)	66,300	932,841

Healthcare Services — 3.7%
Humana, Inc.(a)	45,500	1,039,675
Laboratory Corp. of America Holdings(a)	16,500	609,675
Odyssey Healthcare, Inc.(a)	19,000	555,940

		2,205,290

Internet — 7.5%
Priceline.com, Inc.(a)	30,000	537,000
Symantec Corp.(a)	48,800	1,690,920
United Online, Inc.(a)	20,600	345,874

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Internet (cont’d.)
VeriSign, Inc.(a)	40,000	$652,000
Yahoo!, Inc.(a)	26,600	1,201,522

		4,427,316

Leisure — 2.3%
GTECH Holdings Corp.	12,700	628,523
International Game Technology	20,500	731,850

		1,360,373

Media — 1.3%
Fox Entertainment Group, Inc. (Class “A” Stock)(a)	25,400	740,410

Mining — 1.1%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	15,200	640,376

Networking Products — 6.1%
Foundry Networks, Inc.(a)	67,000	1,833,120
Juniper Networks, Inc.(a)	94,900	1,772,732

		3,605,852

Oil & Gas Exploration & Production — 3.8%
Apache Corp.	11,975	971,173
EOG Resources, Inc.	10,400	480,168
Halliburton Co.	16,000	416,000
Pogo Producing Co.	8,100	391,230

		2,258,571

Paper & Paper Products — 1.2%
Georgia-Pacific Corp.	24,100	739,147

Personal Products — 1.9%
Energizer Holdings, Inc.(a)	14,500	544,620
Estee Lauder Cos, Inc. (Class “A” Stock)	14,000	549,640

		1,094,260

Restaurants — 3.0%
Applebee’s International, Inc.	18,000	706,860
McDonald’s Corp.	23,800	590,954
P. F. Chang’s China Bistro, Inc.(a)	9,000	457,920

		1,755,734

Retail — 4.4%
Amazon.com, Inc.(a)	20,000	1,052,800
Chico’s FAS, Inc.(a)	24,000	886,800
Fortune Brands, Inc.	8,900	636,261

		2,575,861

Schools — 3.8%
Apollo Group, Inc. (Class “A” Stock)(a)	16,000	1,088,000
ITT Educational Services, Inc.(a)	24,000	1,127,280

		2,215,280

Semiconductors — 7.1%
Advanced Micro Devices, Inc.(a)	72,600	1,081,740
Amkor Technology, Inc.(a)	33,300	606,393
ATI Technologies, Inc.(a)	30,000	453,600
Conexant Systems, Inc.(a)	62,000	308,140
GlobespanVirata, Inc.(a)	22,700	133,476
LSI Logic Corp.(a)	52,900	469,223
National Semiconductor Corp.(a)	16,000	630,560
QLogic Corp.(a)	10,000	516,000

		4,199,132

SEE NOTES TO FINANCIAL STATEMENTS.

B97

SP MID-CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Software — 7.4%
Adobe Systems, Inc.	13,300	$522,690
Citrix Systems, Inc.(a)	25,500	540,855
Cognos, Inc.(a)	12,600	385,812
Electronic Arts, Inc.(a)	28,000	1,337,840
Novell, Inc.(a)	87,000	915,240
Pixar, Inc.(a)	9,500	658,255

		4,360,692

Telecommunications — 7.3%
ADTRAN, Inc.	23,000	713,000
Corning, Inc.(a)	100,000	1,043,000
EchoStar Communications Corp. (Class “A” Stock)(a)	8,600	292,400
Nextel Communications, Inc. (Class “A” Stock)(a)	53,500	1,501,210
Scientific-Atlanta, Inc.	16,500	450,450
Sonus Networks, Inc.(a)	36,800	278,208

		4,278,268

Toys — 1.9%
Hasbro, Inc.	35,000	744,800
Marvel Enterprises, Inc.(a)	12,000	349,320

		1,094,120

Transport Services — 0.9%
J.B. Hunt Transport Services, Inc.(a)	20,000	540,200

TOTAL LONG-TERM INVESTMENTS (cost $49,117,835)		58,971,808

SHORT-TERM INVESTMENT — 2.1%	Principal Amount (000)	Value (Note 2)
Repurchase Agreement
State Street Bank & Trust Co. Repurchase Agreement 0.50%, 1/2/04(b) (cost $1,260,918)	$1,261	$1,260,918

TOTAL INVESTMENTS — 102.2% (cost $50,378,753; Note 6)		60,232,726
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.2)%		(1,325,049)

NET ASSETS — 100%		$58,907,677

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $1,260,953 due 1/2/04. The value of the collateral including accrued interest was $1,286,740. Collateralized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B98

SP PIMCO HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 89.4% LONG-TERM BONDS — 89.3%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS — 83.3%
Aerospace & Defense — 0.7%
Armor Holdings, Inc., Sr. Sub. Notes	B1	8.25%	08/15/13	$1,000	$1,070,000
Dunlop Standard Aerospace Holdings PLC, Sr. Notes (United Kingdom)	B3	11.875%	05/15/09	600	642,000

					1,712,000

Airlines — 1.3%
Continental Airlines, Inc., Pass-Through Certs.	Ba1	7.373%	12/15/15	189	164,120
Continental Airlines, Inc., Pass-Through Certs., Ser. 99-1A	Baa3	6.545%	02/02/19	651	643,373
Continental Airlines, Inc., Pass-Through Certs., Ser. 99-2	Baa3	7.256%	03/15/20	521	529,817
Delta Air Lines, Inc., Pass-Through Certs., Ser. 01-1	Baa2	6.619%	03/18/11	599	606,934
Delta Air Lines, Inc., Pass-Through Certs., Ser. 01-1	Baa2	7.111%	09/18/11	425	428,559
United Air Lines, Inc., Pass-Through Certs., Ser. 00-1	Ba3	7.73%	07/01/10	550	455,059
United Air Lines, Inc., Pass-Through Certs., Ser. 01-1	Ba3	6.201%	09/01/08	100	87,409
United Air Lines, Inc., Pass-Through Certs., Ser. 01-1	Baa3	6.602%	09/01/13	350	299,593
US Airways, Inc., Pass-Through Certs., Ser. 93-A2(a)	NR	9.625%	12/01/49	95	31,202

					3,246,066

Asset Backed Securities — 5.6%
Cedar Brakes II LLC	Caa1	9.875%	09/01/13	187	201,471
Jet Equipment Trust (Class A)(a)	Caa3	7.63%	08/15/12	81	37,193
Lehman Brothers, Inc., TRAIN HY-1-2003(c)	B1	8.685%	05/15/13	9,994	11,039,188
Midwest Generation LLC, Pass-Through Certs., Ser. A	B2	8.30%	07/02/09	300	312,761
Midwest Generation LLC, Pass-Through Certs., Ser. B	B2	8.56%	01/02/16	2,325	2,424,854

					14,015,467

Autos – Cars & Trucks — 2.5%
Arvin Capital I, Gtd. Notes	Ba2	9.50%	02/01/27	750	768,750
ArvinMeritor, Inc., Notes	Baa3	6.625%	06/15/07	650	682,500
ArvinMeritor, Inc, Notes	Baa3	8.75%	03/01/12	300	343,500
Dura Operating Corp., Gtd. Notes, Ser. B	B1	8.625%	04/15/12	800	852,000
General Motors Corp., Deb. Notes	Baa1	8.25%	07/15/23	550	624,475
General Motors Corp., Deb. Notes	Baa1	8.375%	07/15/33	325	377,264
Tenneco Automotive, Inc., Sec’d. Notes	B2	10.25%	07/15/13	1,000	1,137,500
TRW Automotive	B1	9.375%	02/15/13	1,200	1,371,000

					6,156,989

Broadcasting & Other Media — 1.2%
Allbritton Communications Co., Sr. Sub. Notes	B3	7.75%	12/15/12	600	622,500
Quebecor Media, Inc., Sr. Notes (Canada)	B2	11.125%	07/15/11	1,050	1,215,375
Vivendi Universal SA, Sr. Notes (France)	B1	9.25%	04/15/10	275	325,875
Young Broadcasting, Inc., Gtd. Notes	Caa1	10.00%	03/01/11	400	431,000
Young Broadcasting, Inc., Sr. Notes	B2	8.50%	12/15/08	375	403,125

					2,997,875

Cable — 4.0%
CanWest Media, Inc., Sr. Sub. Notes (Canada)	B2	10.625%	05/15/11	950	1,085,375
CF Cable TV, Inc., Sr. Notes	Ba3	9.125%	07/15/07	500	527,500
CSC Holdings, Inc., Debs., Ser. B	B1	8.125%	08/15/09	500	537,500
CSC Holdings, Inc., Sr. Notes	B1	7.25%	07/15/08	225	234,000
CSC Holdings, Inc., Sr. Notes	B1	7.875%	12/15/07	200	211,000
CSC Holdings, Inc., Sr. Notes, Ser. B	B1	7.625%	04/01/11	2,325	2,447,062
CSC Holdings, Inc., Sr. Notes, Ser. B	B1	8.125%	07/15/09	650	698,750
DirecTV Holdings LLC	B1	8.375%	03/15/13	1,475	1,711,000
EchoStar DBS Corp., Sr. Notes	Ba3	9.375%	02/01/09	200	210,250
EchoStar DBS Corp., Sr. Notes	Ba3	10.375%	10/01/07	750	822,188
Mediacom Broadband LLC, Gtd. Notes	B2	11.00%	07/15/13	1,100	1,234,750
Rogers Cablesystems, Ltd., Sr. Notes, Ser. B (Canada)	Ba2	10.00%	03/15/05	110	117,975

					9,837,350

SEE NOTES TO FINANCIAL STATEMENTS.

B99

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Chemicals — 1.8%
Equistar Chemicals LP	B2	8.75%	02/15/09	$250	$261,250
Equistar Chemicals LP, Gtd. Notes	B2	10.125%	09/01/08	425	465,375
Hercules, Inc., Gtd. Notes	Ba2	11.125%	11/15/07	220	263,450
ISP Chemco, Inc., Ser. B	B2	10.25%	07/01/11	1,050	1,181,250
Lyondell Chemical Co., Gtd. Notes	B1	9.50%	12/15/08	300	313,500
Millennium America, Inc., Gtd. Notes	B1	9.25%	06/15/08	575	626,750
Nalco Co., Sr. Notes	B2	7.75%	11/15/11	300	321,000
Westlake Chemical Corp., Gtd. Notes	Ba3	8.75%	07/15/11	1,000	1,095,000

					4,527,575

Containers — 3.4%
Crown European Holdings SA, Sec’d. Notes (France)	B1	9.50%	03/01/11	1,475	1,670,438
Greif, Inc., Gtd. Notes	B2	8.875%	08/01/12	500	550,000
Jefferson Smurfit Corp., Gtd. Notes	B2	7.50%	06/01/13	1,000	1,045,000
Kappa Beheer BV, Gtd. Notes (Netherlands)	B2	10.625%	07/15/09	1,275	1,364,250
Norampac, Inc., Sr. Notes	Ba2	6.75%	06/01/13	900	938,250
Owens-Brockway, Gtd. Notes	B1	7.75%	05/15/11	300	322,125
Owens-Brockway, Gtd. Notes	B2	8.25%	05/15/13	600	644,250
Owens-Brockway, Gtd. Notes	B1	8.875%	02/15/09	425	465,906
Owens-Brockway, Sec’d. Notes	B1	8.75%	11/15/12	575	640,406
Owens-Illinois, Inc., Sr. Notes	B3	7.15%	05/15/05	435	449,681
Stone Container Corp., Sr. Notes	B2	9.75%	02/01/11	200	221,000

					8,311,306

Cosmetics & Toiletries — 0.4%
JohnsonDiversey, Inc., Sr. Sub. Notes	B2	9.625%	05/15/12	800	892,000

Distribution/Wholesale — 0.4%
Aviall, Inc., Sr. Notes	B1	7.625%	07/01/11	875	912,188

Diversified Operations — 0.8%
Bombardier, Inc.(h)	Baa	6.25%	12/17/10	2,000	2,015,000

Drugs & Health Care — 3.0%
Fisher Scientific International, Inc., Sr. Sub. Notes	B2	8.00%	09/01/13	1,000	1,072,500
Fresenius Medical Care Capital Trust II, Gtd. Notes	Ba2	7.875%	02/01/08	250	267,500
Fresenius Medical Care Capital Trust IV, Gtd. Notes	Ba2	7.875%	06/15/11	1,475	1,593,000
HCA, Inc., Notes	Ba1	7.69%	06/15/25	500	527,655
HCA, Inc., Sr. Notes	Ba1	7.875%	02/01/11	650	741,332
HEALTHSOUTH Corp., Sr. Notes(a)	NR	3.25%	04/01/49	425	408,000
HEALTHSOUTH Corp., Sr. Notes(a)	NR	8.375%	10/01/11	300	283,500
HEALTHSOUTH Corp., Sr. Notes(a)	NR	8.50%	02/01/08	590	566,400
NeighborCare, Inc., Sr. Sub. Notes	Ba3	6.875%	11/15/13	200	203,500
PacifiCare Health Systems, Inc., Gtd. Notes	B1	10.75%	06/01/09	292	344,560
Rotech Healthcare, Inc., Sr. Sub. Notes	B2	9.50%	04/01/12	1,475	1,541,375

					7,549,322

Electronics — 0.3%
L-3 Communications Corp., Gtd. Notes	Ba3	6.125%	07/15/13	800	806,000

Entertainment — 1.8%
Gaylord Entertainment Co., Sr. Notes	B3	8.00%	11/15/13	175	184,625
Park Place Entertainment Corp., Sr. Notes	Ba1	7.00%	04/15/13	700	747,250
Park Place Entertainment Corp., Sr. Sub. Notes	Ba2	7.875%	03/15/10	400	443,000
Park Place Entertainment Corp., Sr. Sub. Notes	Ba2	8.875%	09/15/08	300	339,750
Park Place Entertainment Corp., Sr. Sub. Notes	Ba2	9.375%	02/15/07	600	679,500
Royal Caribbean Cruises Ltd., Sr. Notes	Ba2	8.00%	05/15/10	700	763,000
Royal Caribbean Cruises Ltd., Sr. Notes	Ba2	8.75%	02/02/11	275	310,750
Six Flags, Inc.	B2	9.75%	04/15/13	1,040	1,094,600

					4,562,475

SEE NOTES TO FINANCIAL STATEMENTS.

B100

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Financials — 5.7%
AES Red Oak LLC, Sec’d. Notes, Ser. A	B2	8.54%	11/30/19	$96	$103,835
Arch Western Finance, Sr. Notes	Ba2	6.75%	07/01/13	900	924,750
Bluewater Finance, Ltd., Gtd. Notes	B1	10.25%	02/15/12	1,150	1,196,000
Calpine Canada Energy Finance, Gtd. Notes (Canada)	Caa1	8.50%	05/01/08	50	39,875
Eircom Funding, Sr. Sub. Notes	B1	8.25%	08/15/13	200	221,500
Fiat Finance Lux Ltd., SA (Luxembourg)	Ba3	3.25%	01/09/07	850	841,500
FINOVA Group, Inc.	NA	7.50%	11/15/09	3,025	1,815,000
Ford Motor Credit Co.	A3	7.00%	10/01/13	600	632,808
Gemstone Investors, Ltd., Gtd. Notes	Caa1	7.71%	10/31/04	600	606,000
General Motors Acceptance Corp., Notes	A3	6.875%	08/28/12	150	161,374
H&E Equipment Finance LLC, Gtd. Notes	B3	11.125%	06/15/12	500	502,500
Jet Equipment Trust, Ser. 1995-A(a)	Caa3	10.00%	06/15/12	300	141,000
MDP Acquisitions PLC, Sr. Notes	B2	9.625%	10/01/12	1,400	1,568,000
Mizuho JGB Investment, Ser. A(d)	Baa3	9.87%	12/31/49	2,525	2,853,942
Mizuho Preferred Capital(d)	Baa3	8.79%	12/29/49	350	381,500
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc., Gtd. Notes	Ba2	7.375%	09/01/10	500	522,500
Riggs Capital Trust, Gtd. Notes	Ba2	8.625%	12/31/26	1,050	1,081,500
Riggs Capital Trust, Gtd. Notes	Ba2	8.875%	03/15/27	100	104,000
Tokai Preferred Capital Co. LLC, Ser. A(d)	Baa3	9.98%	12/29/49	310	353,629

					14,051,213

Food & Beverage — 2.3%
Domino’s, Inc., Sr. Sub. Notes	B3	8.25%	07/01/11	600	642,750
Ingles Markets, Inc., Gtd. Notes	Ba3	8.875%	12/01/11	1,050	1,055,250
Merisant Co., Sr. Sub. Notes	B3	9.50%	07/15/13	1,235	1,315,275
Reddy Ice Group, Inc., Sr. Sub. Notes	B3	8.875%	08/01/11	1,000	1,060,000
Roundy’s, Inc., Sr. Sub. Notes, Ser. B	B2	8.875%	06/15/12	1,500	1,601,250

					5,674,525

Forest & Paper — 3.0%
Abitibi-Consolidated, Inc., (Canada)	Ba1	8.55%	08/01/10	950	1,057,920
Abitibi-Consolidated, Inc., Debs. (Canada)	Ba1	8.85%	08/01/30	260	281,067
Abitibi-Consolidated, Inc., Notes (Canada)	Ba1	5.25%	06/20/08	375	368,502
Abitibi-Consolidated, Inc., Notes (Canada)	Ba1	6.95%	04/01/08	200	209,574
Georgia-Pacific Corp., Deb. Notes	Ba3	9.125%	07/01/22	925	962,000
Georgia-Pacific Corp., Deb. Notes	Ba3	9.625%	03/15/22	2,450	2,548,000
Georgia-Pacific Corp., Deb. Notes	Ba3	9.875%	11/01/21	300	313,500
Georgia-Pacific Corp., Gtd. Notes	Ba2	9.375%	02/01/13	650	747,500
Georgia-Pacific Corp., Sr. Notes	Ba3	8.00%	01/15/24	100	102,000
Moore North America Finance, Sr. Notes	B1	7.875%	01/15/11	800	906,000

					7,496,063

Forest Products & Paper — 0.5%
Boise Cascade Corp., Sr. Notes	Ba2	7.00%	11/01/13	1,275	1,325,417

Gaming — 1.7%
Boyd Gaming Corp., Sr. Sub. Notes	B1	7.75%	12/15/12	1,325	1,417,750
Circus & Eldorado Circus, 1st Mtge. Notes	B1	10.125%	03/01/12	300	311,250
Mandalay Resort Group, Sr. Sub. Deb.	Ba3	7.625%	07/15/13	980	1,041,250
Mandalay Resort Group, Sr. Sub. Notes	Ba3	9.375%	02/15/10	100	116,500
MGM Mirage, Inc., Gtd. Notes	Ba2	8.375%	02/01/11	1,150	1,302,375

					4,189,125

Hospitals/Hospital Management — 2.4%
Beverly Enterprises, Inc., Sr. Notes	B1	9.625%	04/15/09	400	441,000
Extendicare Health Services, Inc., Gtd. Notes	B3	9.35%	12/15/07	120	123,600
Extendicare Health Services, Inc., Gtd. Notes	B2	9.50%	07/01/10	1,700	1,887,000
Tenet Healthcare Corp., Sr. Notes	B1	6.375%	12/01/11	625	600,000
Tenet Healthcare Corp., Sr. Notes	B1	6.50%	06/01/12	525	503,344
Tenet Healthcare Corp., Sr. Notes	B1	7.375%	02/01/13	1,875	1,884,375
Triad Hospitals, Inc., Sr. Sub. Notes	B3	7.00%	11/15/13	450	453,375

					5,892,694

SEE NOTES TO FINANCIAL STATEMENTS.

B101

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Industrial — 0.4%
FIMEP SA, Sr. Notes	B1	10.50%	02/15/13	$850	$1,003,000

Lodging — 2.6%
Extended Stay America, Inc., Sr. Sub. Notes	B2	9.875%	06/15/11	1,050	1,176,000
Hilton Hotels Corp., Notes	Ba1	7.625%	12/01/12	1,225	1,376,594
Host Marriott Corp., Gtd. Notes	Ba3	7.875%	08/01/08	150	156,000
Host Marriott Corp., Sr. Notes	Ba3	8.45%	12/01/08	44	45,870
Host Marriott LP, Gtd. Notes, Ser. G	Ba3	9.25%	10/01/07	300	335,250
Host Marriott LP, Gtd. Notes, Ser. I	Ba3	9.50%	01/15/07	225	250,313
Host Marriott LP, Sr. Notes	Ba3	7.125%	11/01/13	750	765,000
Host Marriott LP, Sr. Notes, Ser. E	Ba3	8.375%	02/15/06	650	693,062
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes	Ba1	7.375%	05/01/07	950	1,026,000
Starwood Hotels & Resorts Worldwide, Inc., Gtd. Notes	Ba1	7.875%	05/01/12	475	534,375

					6,358,464

Manufacturing — 2.1%
BRL Universal Equipment LP, Ser. 2001-A, Sec’d. Notes	Ba3	8.875%	02/15/08	625	670,313
Dresser, Inc., Gtd. Notes	B2	9.375%	04/15/11	1,490	1,620,375
SPX Corp., Sr. Notes	Ba3	6.25%	06/15/11	650	667,875
SPX Corp., Sr. Notes	Ba3	7.50%	01/01/13	700	761,250
Tyco International Group SA, Gtd. Notes (Luxembourg)	Ba2	6.75%	02/15/11	1,425	1,556,812

					5,276,625

Marine — 0.4%
Great Lakes Dredge & Dock Co., Sr. Sub. Notes	B3	7.75%	12/15/13	1,000	1,028,750

Office Equipment & Supplies — 0.5%
Xerox Capital Europe PLC, Gtd. Notes (United Kingdom)	B1	5.875%	05/15/04	1,200	1,212,000

Oil & Gas Exploration & Production — 11.1%
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.75%	01/15/15	150	162,750
Chesapeake Energy Corp., Gtd. Notes	Ba3	8.125%	04/01/11	151	168,086
Coastal Corp., Notes	Caa1	7.75%	06/15/10	150	141,562
Coastal Corp., Sr. Debs.	Caa1	7.75%	10/15/35	400	336,000
Dynegy Holdings, Inc., Sec’d. Notes	B3	9.875%	07/15/10	300	337,500
Dynegy Holdings, Inc., Sec’d. Notes	B3	10.125%	07/15/13	500	575,000
Dynegy-Roseton Danskammer, Gtd. Notes	Caa2	7.27%	11/08/10	950	964,250
Dynegy-Roseton Danskammer, Gtd. Notes	Caa2	7.67%	11/08/16	1,000	955,000
El Paso CGP Co., Debs.	Caa1	6.50%	06/01/08	500	454,375
El Paso CGP Co., Notes	Caa1	7.625%	09/01/08	2,400	2,307,000
El Paso Corp., Notes	Caa1	7.875%	06/15/12	150	141,750
El Paso Corp., Sr. Notes	Caa1	7.80%	08/01/31	675	574,594
El Paso Energy, Sr. Notes	Caa1	7.375%	12/15/12	1,750	1,610,000
El Paso Natural Gas Co., Sr. Notes	B1	7.625%	08/01/10	750	770,625
El Paso Production Holdings, Sr. Notes	B2	7.75%	06/01/13	1,300	1,280,500
GulfTerra Energy Partners LP, Gtd. Notes, Ser. B	B1	8.50%	06/01/10	383	434,705
GulfTerra Energy Partners LP, Gtd. Notes, Ser. B	B1	8.50%	06/01/11	67	75,375
Hanover Equipment Trust, Sec’d. Notes, Ser. A	B2	8.50%	09/01/08	1,650	1,749,000
Leviathan Gas Pipeline Partners LP, Gtd. Notes, Ser. B	B1	10.375%	06/01/09	450	488,250
Newpark Resources, Inc., Gtd. Notes, Ser. B	B2	8.625%	12/15/07	575	595,125
NRG Energy, Inc.(h)	B2	1.00%	05/08/10	1,000	994,238
NRG Energy, Inc., Sec’d. Notes	B2	8.00%	12/15/13	1,075	1,130,094
Parker Drilling Co., Sr. Notes	B2	9.625%	10/01/13	1,000	1,040,000
Pride International, Inc., Sr. Notes	Ba2	9.375%	05/01/07	542	558,260
Sesi LLC, Gtd. Notes	B1	8.875%	05/15/11	800	872,000
Sonat, Inc., Notes	Caa1	7.625%	07/15/11	300	277,875
The Williams Cos., Inc.	B3	8.75%	03/15/32	600	678,000
The Williams Cos., Inc., Notes	B3	7.875%	09/01/21	500	527,500
The Williams Cos., Inc., Notes	B3	8.125%	03/15/12	2,050	2,275,500
The Williams Cos., Inc., Notes	B3	9.25%	03/15/04	850	860,625
The Williams Cos., Inc., Sr. Notes	B3	8.625%	06/01/10	975	1,094,437

SEE NOTES TO FINANCIAL STATEMENTS.

B102

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Oil & Gas Exploration & Production (cont’d.)
TransMontaigne, Inc., Sr. Sub. Notes	B3	9.125%	06/01/10	$500	$536,250
Vintage Petroleum, Inc., Sr. Notes	Ba3	8.25%	05/01/12	250	271,875
Vintage Petroleum, Inc., Sr. Sub. Notes	B1	7.875%	05/15/11	940	991,700
Vintage Petroleum, Inc., Sr. Sub. Notes	B1	9.75%	06/30/09	300	315,750
Western Gas Resources, Inc., Gtd. Notes	Ba3	10.00%	06/15/09	975	1,048,125

					27,593,676

Printing & Publishing — 2.9%
American Media Operations, Inc., Gtd. Notes	B2	8.875%	01/15/11	200	217,000
American Media Operations, Inc., Gtd. Notes, Ser. B	B2	10.25%	05/01/09	1,225	1,306,156
Cadmus Communications Corp., Gtd. Notes	B2	9.75%	06/01/09	750	800,625
Dex Media West LLC, Sr. Notes	B2	8.50%	08/15/10	225	250,594
Dex Media West LLC, Sr. Sub. Notes	B3	9.875%	08/15/13	725	842,812
Garden State Newspapers, Inc., Sr. Sub. Notes	B2	8.625%	07/01/11	775	823,438
Hollinger International Publishing, Inc., Sr. Notes	B2	9.00%	12/15/10	850	903,125
Houghton Mifflin Co., Sr. Notes	B2	8.25%	02/01/11	225	240,750
Mail-Well I Corp., Gtd. Notes	B1	9.625%	03/15/12	760	843,600
PRIMEDIA, Inc., Sr. Notes	B3	8.00%	05/15/13	1,000	1,020,000

					7,248,100

Real Estate Investment Trust — 2.1%
Choctaw Resort Development Enterprise, Sr. Notes	B1	9.25%	04/01/09	775	840,875
Forest City Enterprises, Inc., Sr. Notes	Ba3	7.625%	06/01/15	1,000	1,061,250
La Quinta Properties, Inc.	Ba3	8.875%	03/15/11	950	1,050,937
Universal City Development Partners, Sr. Notes	B2	11.75%	04/01/10	650	760,500
Ventas Realty LP, Sr. Notes	Ba3	8.75%	05/01/09	1,450	1,591,375

					5,304,937

Retail — 1.0%
AmeriGas Partners LP, Sr. Notes	B2	8.83%	04/19/10	175	197,750
AmeriGas Partners LP, Sr. Notes	B2	10.00%	04/15/06	200	219,500
AmeriGas Partners LP, Sr. Notes, Ser. B	B2	8.875%	05/20/11	550	605,000
Ferrellgas Partners LP, Sr. Notes	B2	8.75%	06/15/12	1,425	1,567,500

					2,589,750

Steel & Metals — 0.1%
Compass Minerals Group, Inc., Gtd. Notes	B3	10.00%	08/15/11	125	140,000

Telecommunications — 8.4%
ACC Escrow Corp., Sr. Notes	B2	10.00%	08/01/11	1,300	1,449,500
American Tower Escrow Corp., Disc. Notes	B3	Zero	08/01/08	1,400	966,000
American Towers, Inc., Sr. Sub. Notes	B3	7.25%	12/01/11	150	152,625
Crown Castle International Corp., Sr. Notes	B3	10.75%	08/01/11	125	140,625
Insight Midwest LP, Sr. Notes	B2	9.75%	10/01/09	550	581,625
Insight Midwest LP, Sr. Notes	B2	10.50%	11/01/10	1,200	1,305,000
Nextel Communications, Inc., Sr. Notes	B2	6.875%	10/31/13	1,350	1,427,625
Nextel Communications, Inc., Sr. Notes	B2	7.375%	08/01/15	400	430,000
Northwestern Bell Telephone Co., Deb. Notes	Ba3	6.25%	01/01/07	300	303,000
Northwestern Bell Telephone Co., Deb. Notes	Ba3	7.75%	05/01/30	750	750,000
PanAmSat Corp., Gtd. Notes	Ba3	8.50%	02/01/12	1,600	1,776,000
Qwest Capital Funding, Inc., Gtd. Notes	Caa2	7.25%	02/15/11	1,275	1,255,875
Qwest Capital Funding, Inc., Gtd. Notes	Caa2	7.75%	02/15/31	75	69,000
Qwest Capital Funding, Inc., Gtd. Notes	Caa2	7.90%	08/15/10	350	355,250
Qwest Corp., Notes(h)	Ba3	4.50%	06/30/07	1,100	1,130,053
Qwest Corp., Notes(h)	Ba3	6.95%	06/30/10	2,000	1,998,851
Qwest Corp., Notes	Ba3	7.20%	11/01/04	275	281,188
Qwest Corp., Notes	Ba3	8.875%	03/15/12	1,550	1,778,625
Rogers Cantel, Inc., Deb. (Canada)	Ba3	9.375%	06/01/08	700	732,375
Rogers Cantel, Inc., Sr. Notes (Canada)	Ba3	8.30%	10/01/07	150	154,500

SEE NOTES TO FINANCIAL STATEMENTS.

B103

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Telecommunications (cont’d.)
Rogers Communications, Inc., (Canada)	B2	2.00%	11/26/05	$375	$347,344
Rural Cellular Corp., Sr. Sub. Notes, Ser. B	Caa2	9.625%	05/15/08	750	731,250
Sprint Capital Corp., Gtd. Notes	Baa3	8.75%	03/15/32	575	679,299
Time Warner Telecom LLC, Sr. Notes	B3	9.75%	07/15/08	600	618,000
Triton PCS, Inc., Gtd. Notes	B2	8.50%	06/01/13	575	618,125
WorldCom, Inc.-WorldCom Group(a)	NR	8.25%	05/15/31	1,250	418,750
WorldCom, Inc.-WorldCom Group, Notes(a)	NR	6.95%	08/15/28	1,150	385,250

					20,835,735

Tobacco — 0.4%
DIMON, Inc., Gtd. Notes, Ser. B	Ba3	9.625%	10/15/11	610	680,150
DIMON, Inc., Sr. Notes	Ba3	7.75%	06/01/13	205	211,150

					891,300

Utilities — 6.7%
AES Corp., Sr. Notes	B3	8.875%	02/15/11	900	981,000
AES Corp., Sr. Sec’d. Notes	B2	8.75%	05/15/13	1,845	2,061,788
AES Ironwood LLC, Sec’d. Notes	B2	8.857%	11/30/25	1,369	1,458,484
Allegheny Energy Supply Co. LLC	B3	8.25%	04/15/12	1	848
Calpine Corp., Sec’d. Notes	B(g)	8.50%	07/15/10	700	682,500
Calpine Corp., Sec’d. Notes	B(g)	8.75%	07/15/13	300	292,500
CMS Energy Corp., Sr. Notes	B3	7.50%	01/15/09	200	206,000
CMS Energy Corp., Sr. Notes	B3	7.625%	11/15/04	175	180,250
CMS Energy Corp., Sr. Notes	B3	7.75%	08/01/10	450	473,063
CMS Energy Corp., Sr. Notes	B3	8.50%	04/15/11	250	270,000
CMS Energy Corp., Sr. Notes	B3	8.90%	07/15/08	1,000	1,085,000
CMS Energy Corp., Sr. Notes	B3	9.875%	10/15/07	250	278,750
Edison International, Inc., Notes	Ba2	6.875%	09/15/04	700	719,250
IPALCO Enterprises, Inc., Sec’d. Notes	Ba1	8.375%	11/14/08	750	838,125
IPALCO Enterprises, Inc., Sec’d. Notes	Ba1	8.625%	11/14/11	350	391,125
Peabody Energy Corp, Gtd. Notes	Ba3	6.875%	03/15/13	1,350	1,424,250
PSE&G Energy Holdings LLC, Notes	Ba3	7.75%	04/16/07	850	902,063
PSE&G Energy Holdings LLC, Sr. Notes	Ba3	8.50%	06/15/11	950	1,053,312
PSE&G Energy Holdings LLC, Sr. Notes	Ba3	8.625%	02/15/08	300	327,375
South Point Energy Center LLC, Gtd. Notes	B2	8.40%	05/30/12	1,206	1,157,618
Southern California Edison Co., 1st Mtge. Notes	Baa2	8.00%	02/15/07	625	714,844
TECO Energy, Inc., Sr. Notes	Ba1	7.50%	06/15/10	1,000	1,070,000

					16,568,145

Waste Management — 1.8%
Allied Waste North America, Inc., Gtd. Notes, Ser. B	Ba3	7.875%	01/01/09	300	312,750
Allied Waste North America, Inc., Gtd. Notes, Ser. B	Ba3	8.50%	12/01/08	1,310	1,457,375
Allied Waste North America, Inc., Gtd. Notes, Ser. B	Ba3	8.875%	04/01/08	585	655,200
Allied Waste North America, Inc., Gtd. Notes, Ser. B	Ba3	9.25%	09/01/12	1,000	1,135,000
Allied Waste North America, Inc., Gtd. Notes, Ser. B	B2	10.00%	08/01/09	400	432,000
Allied Waste North America, Inc., Sr. Notes	Ba3	7.875%	04/15/13	500	541,250

					4,533,575

TOTAL CORPORATE BONDS (cost $194,898,745)					206,754,707

FOREIGN GOVERNMENT OBLIGATIONS — 6.0%
Republic of Brazil, Ser. EI-L (Brazil)(d)	B2	2.563%	04/15/06	1,450	1,430,135
Republic of Brazil, Ser. L (Brazil)	B2	8.00%	04/15/14	369	363,438
Republic of Brazil, Ser. R (Brazil)	B2	8.00%	04/15/14	3,393	3,337,576
Republic of Brazil, Ser. RG (Brazil)(d)	B2	2.563%	04/15/06	320	315,616
Republic of Brazil (Brazil)	B2	10.00%	08/07/11	75	82,875
Republic of Brazil (Brazil)	B2	11.00%	08/17/40	925	1,015,188
Republic of Guatemala, Notes (Guatemala)	Ba2	9.25%	08/01/13	500	550,000
Republic of Panama (Panama)	Ba1	5.00%	07/17/14	570	536,138

SEE NOTES TO FINANCIAL STATEMENTS.

B104

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
FOREIGN GOVERNMENT OBLIGATIONS (cont’d.)
Republic of Panama (Panama)	Ba1	8.875%	09/30/27	$1,100	$1,155,000
Republic of Panama (Panama)	Ba1	9.375%	07/23/12	950	1,081,100
Republic of Panama (Panama)	Ba1	9.375%	04/01/29	50	56,250
Republic of Peru (Peru)	Ba3	5.00%	03/07/17	94	86,837
Republic of Peru (Peru)	Ba3	9.125%	01/15/08	650	763,750
Republic of Peru (Peru)	Ba3	9.125%	02/21/12	1,925	2,146,375
Republic of Ukraine (Ukraine)	NA	11.00%	03/15/07	490	546,356
Russian Federation (Russia)	Ba3	5.00%	03/31/30	1,650	1,582,350

					15,048,984

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (cost $13,918,614)					15,048,984

TOTAL LONG-TERM BONDS (cost $208,817,359)					221,803,691

COMMON STOCK — 0.1%				Shares
Dobson Communications Corp., (Class “A” Stock)(f) (cost $127,248)				19,309	126,861

CONVERTIBLE PREFERRED STOCK
Dobson Communications Corp., 6.00% (cost $50,100)				300	54,000

TOTAL LONG-TERM INVESTMENTS (cost $208,994,707)					221,984,552

SHORT-TERM INVESTMENTS — 10.3%				Principal Amount (000)
CORPORATE BONDS — 6.8%
Federal Home Loan Mortgage Corp., Disc. Notes(e)	Aaa	1.075%	02/26/04	$700	698,829
Federal National Mortgage Association, Disc. Notes(e)	Aaa	1.00%	02/04/04	11,000	10,989,611
Federal National Mortgage Association, Disc. Notes(e)	Aaa	1.01%	02/03/04	1,300	1,298,797
Shell Finance UK PLC	NR	1.055%	01/15/04	3,900	3,898,400

					16,885,637

COMMERCIAL PAPER — 1.7%
Danske Corp	P-1	1.07%	03/22/04	200	199,519
HBOS Treasury Services PLC, Sr. Notes (United Kingdom)	P-1	1.10%	02/24/04	2,800	2,795,380
UBS Finance (Delaware), Inc.	P-1	1.06%	01/21/04	1,200	1,199,293

					4,194,192

U.S. GOVERNMENT OBLIGATIONS
United States Treasury Bills(e)		0.91%	03/04/04	60	59,904

REPURCHASE AGREEMENT — 1.8%
State Street Bank & Trust Co., (cost $4,417,615)(b)		0.50%	1/02/04	4,418	4,417,615

TOTAL SHORT-TERM INVESTMENTS
(cost $25,557,348)					25,557,348

TOTAL INVESTMENTS — 99.7% (cost $234,552,055; Note 6)					247,541,900
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%					708,002

NET ASSETS — 100.0%					$248,249,902

SEE NOTES TO FINANCIAL STATEMENTS.

B105

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

The following abbreviations are used in portfolio descriptions:

NR	Not Rated by Moody’s or Standard & Poor’s

(a)	Represents issuer in default on interest payments, non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $4,417,738 due 1/2/04. The value of the collateral including accrued interest was $4,507,401. Collateralized by United States Treasury or federal agency obligations.

(c)	A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed. Rate shown reflects the weighted average rate of the underlying securities as of December 31, 2003.

(d)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(e)	Rate quoted represents yield-to-maturity as of purchase date.

(f)	Non-income producing security.

(g)	Standard & Poor’s rating.

(h)	Loan participation agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

B106

SP PIMCO TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 43.7% LONG-TERM BONDS — 43.7%	Moody’s Rating (Unaudited)		Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

ASSET BACKED SECURITIES — 0.1%
Block Mortgage Finance, Inc., Series 1998-2(b)	Aaa		1.32%	08/25/28	$112	$111,242
Brazos Student Loan Finance Corp., Series 1998-A(b)	Aaa		1.91%	06/01/23	314	317,237
First Nationwide Trust, Series 2001-4	AAA	(c)	8.50%	08/25/31	61	61,914
Wells Fargo Mortgage Backed Securities Trust, Series 2001-25(b)	Aaa		6.37%	10/25/31	91	91,238

						581,631

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.1%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-05(b)	Aaa		5.98%	06/25/32	910	942,295
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11(b)	Aaa		5.65%	02/25/33	1,442	1,452,686
Countrywide Home Loans, Series 2002-7(b)	Aaa		5.51%	05/19/32	274	282,081
Federal Home Loan Mortgage Corp., Series 2504	AAA	(c)	5.25%	04/15/26	700	704,069
Federal Home Loan Mortgage Corp., Series 2535	AAA	(c)	5.00%	09/15/16	3,875	3,990,060
Federal National Mortgage Association, Series 2001-13	AAA	(c)	6.00%	12/25/28	172	173,577
Federal National Mortgage Association, Series 2001-29	AAA	(c)	6.50%	06/01/31	353	369,219
Federal National Mortgage Association, Series 2002-16	AAA	(c)	5.50%	07/25/29	532	533,406
Federal National Mortgage Association, Series 2002-9	AAA	(c)	6.00%	07/25/28	611	612,942
Federal National Mortgage Association, Series 2003-W1	AAA	(c)	6.50%	12/25/42	1,814	1,926,216
G-Wing, Ltd., Series 2001-WH1A(b)	BBB	(c)	3.82%	11/06/11	146	144,949
Government Lease Trust, Series 1999-C1A	NR		4.00%	05/18/11	1,500	1,422,112
Government National Mortgage Association, Series 2000-14(b)	Aaa		1.80%	02/16/30	80	80,343
Homeside Mortgage Securities Trust, Series 2001-1(b)	Aaa	(c)	1.35%	01/20/27	148	146,429
Indymac Arm Trust, Series 2001-H2(b)	Aaa		6.697%	01/25/31	63	64,314
Master Asset Securitization Trust, Series 2003-7	AAA	(c)	5.50%	09/25/33	5,898	5,872,841
Mellon Residential Funding Corp., Series 1999-TBC2(b)	NR		3.79%	07/25/29	99	98,611
Mortgage Capital Funding, Inc., Series 1996-MC1	AAA	(c)	7.90%	02/15/06	232	253,149
Residential Asset Securitization Trust, Series 1999-A8	Aaa		7.875%	01/25/30	57	57,808
Residential Funding Mortgage Securities I, Series 2003-S9	Aaa		6.50%	03/25/32	2,345	2,417,672
Structured Asset Mortgage Investments, Inc., Series 1999-1(b)	AAA	(c)	6.53%	06/25/29	129	132,353
Washington Mutual, Inc., Series 2002-AR2(b)	Aaa		3.159%	02/27/34	2,526	2,565,857
Washington Mutual, Inc., Series 2003-AR1(b)	Aaa		5.43%	02/25/33	1,495	1,522,461

						25,765,450

CORPORATE BONDS — 5.1%
Airlines
United Air Lines, Inc., Pass-Through Certs. Series A-4(a)	Ca		9.21%	01/21/17	200	81,616

Financial Services — 2.3%
CIT Group, Inc., M.T.N.(b)	A2		2.67%	03/01/04	1,250	1,252,794
Ford Motor Credit Co.	A3		6.70%	07/16/04	4,000	4,102,772
Ford Motor Credit Co.	A3		7.25%	10/25/11	2,250	2,440,269
Ford Motor Credit Co., M.T.N.(b)	A3		1.98%	03/08/04	1,700	1,701,106
General Motors Acceptance Corp.	A3		6.875%	09/15/11	2,500	2,692,818
General Motors Acceptance Corp., M.T.N.(b)	A3		1.52%	07/21/04	1,000	1,000,138
General Motors Acceptance Corp., M.T.N.(b)	A3		2.41%	10/20/05	2,600	2,619,523
PEMEX Master Trust	Baa1		7.375%	12/15/14	300	320,250
PEMEX Master Trust	Baa1		8.625%	02/01/22	500	553,750
PEMEX Master Trust	Baa1		9.125%	10/13/10	2,000	2,375,000

						19,058,420

Metals & Mining — 0.5%
Alcan Corp.(b)	Baa1		1.43%	12/08/04	4,000	3,989,536

Oil & Gas — 0.8%
El Paso Corp.	Caa1		7.00%	05/15/11	200	184,500
El Paso Corp.	Caa1		7.125%	05/06/09	EUR1,200	1,362,259
El Paso Energy Corp., M.T.N.	Caa1		7.75%	01/15/32	$2,240	1,909,600

SEE NOTES TO FINANCIAL STATEMENTS.

B107

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Oil & Gas (cont’d.)
El Paso Energy Corp., M.T.N.	Caa1	7.80%	08/01/31	$1,250	$1,064,062
Petroleos Mexicanos, (Mexico)	Baa1	9.25%	03/30/18	1,700	1,980,500
The Williams Cos., Inc.	B3	7.50%	01/15/31	500	506,250

					7,007,171

Telecommunications — 0.5%
AT&T Corp.(f)	Baa2	8.05%	11/15/11	500	575,490
Qwest Capital Funding, Inc.	Caa2	7.25%	02/15/11	200	197,000
Qwest Corp.	Ba3	8.875%	03/15/12	2,650	3,040,875

					3,813,365

Utility – Electric — 0.6%
Entergy Gulf States, Inc.(b)	Baa3	2.07%	06/18/07	3,500	3,507,886
FirstEnergy Corp., Series C	Baa2	7.375%	11/15/31	900	920,679
Texas Utilities Electric Co.	Baa1	8.25%	04/01/04	1,000	1,015,630

					5,444,195

Waste Management — 0.4%
Waste Management, Inc.	Baa3	7.00%	10/15/06	2,775	3,059,388

Total Corporate Bonds					42,453,691

FOREIGN GOVERNMENT BONDS — 8.1%
Federal Republic of Brazil, (Brazil)	B2	8.00%	04/15/14	7,388	7,268,767
Federal Republic of Germany, (Germany)	Aaa	4.25%	03/12/04	EUR12,520	15,856,083
Federal Republic of Germany, (Germany)	Aaa	4.50%	07/04/09-01/04/13	25,650	33,663,334
Federal Republic of Panama, (Panama)	Ba1	8.25%	04/22/08	$1,800	1,980,000
Federal Republic of Panama, (Panama)	Ba1	8.875%	09/30/27	750	787,500
Federal Republic of Peru, (Peru)	Ba3	9.125%	01/15/08	500	587,500
Federal Republic of Peru, (Peru)	Ba3	9.875%	02/06/15	2,500	2,900,000
Russian Federation, (Russia)	Ba3	5.00%	03/31/30	3,250	3,116,750
United Mexican States, (Mexico)	Baa2	8.375%	01/14/11	1,500	1,781,250

					67,941,184

MUNICIPAL BONDS — 5.6%
Arizona Edl. Ln. Marketing Corp., Edl. Ln. Rev., Series E(b)	Aaa	1.23%	12/01/37	5,000	5,000,000
Brazos Higher Edl. Auth., Inc., Student Ln. Rev., Series A(b)	Aaa	1.07%	12/01/36	3,100	3,100,000
California St., Rev. Antic. Wts., Ser. A	MIG1	2.00%	06/16/04	5,900	5,912,626
Chicago, IlI., G.O., Proj. & Ref., Ser. A	Aaa	5.00%	01/01/41	300	304,644
Clark Cnty. Nev., Bond Bank, G.O., M.B.I.A.	Aaa	5.00%	06/01/32	3,000	3,057,390
Dallas, TX Indpt. Sch. Dist.	Aaa	5.00%	02/15/21	2,000	2,095,720
Educational Funding South, Inc., Auction Rate, Ser. A(b)	Aaa	1.18%	06/01/38	3,000	3,000,000
Georgia St., Rd. & Thrwy. Auth. Rev.	Aaa	5.00%	03/01/21	700	738,087
Golden St. Tobacco Securitization Corp., Ser. 2003-A-1	Baa2	6.25%	06/01/33	2,500	2,390,000
Golden St. Tobacco Securitization Corp., Ser. 2003-A-1	Baa2	6.75%	06/01/39	2,000	1,967,580
Illinois St., G.O., Taxable Pension	Aa3	5.10%	06/01/33	6,300	5,762,484
Massachusetts St. Wtr. Res. Auth., Ser. J, F.S.A.	Aaa	5.00%	08/01/32	2,500	2,560,175
Salt River Proj., Ariz., Agricultural Impvt. & Pwr. Dist. Elec. Sys. Rev., Ser. B	Aa2	4.75%	01/01/32	2,000	2,004,360
South Carolina St. Hwy., Ser. B	Aaa	5.00%	04/01/17	2,000	2,167,940
Tobacco Settlement Fin. Corp.	Baa2	6.375%	06/01/32	2,000	1,914,820
Tobacco Settlement Fin. Corp., Asset Bkd., Ser. A	Baa2	6.25%	06/01/42	400	362,012
Tobacco Settlement Fin. Corp., Asset Bkd., Ser. A-1	A3	5.50%	06/01/15	2,000	2,146,000
Tobacco Settlement Fin. Corp., Asset Bkd., Ser. A	Baa2	6.125%	06/01/32	1,205	1,100,105
Triborough Bridge & Tunnel Auth., NY, Rev., Rfdg., Ser. B	Aa3	5.00%	11/15/32	1,860	1,897,293

					47,481,236

SEE NOTES TO FINANCIAL STATEMENTS.

B108

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 13.1%
United States Treasury Bonds		5.375%	02/15/31	$5,200	$5,422,830
United States Treasury Bonds		6.00%	02/15/26	9,800	10,867,661
United States Treasury Bonds		7.50%	11/15/16	12,500	15,914,063
United States Treasury Bonds		8.125%	08/15/19	150	202,617
United States Treasury Notes		1.625%	10/31/05	7,950	7,937,582
United States Treasury Notes(e)		3.375%	01/15/07	18,859	20,429,073
United States Treasury Notes		3.50%	01/15/11	5,155	5,793,440
United States Treasury Notes		3.625%	01/15/08	18,323	20,263,615
United States Treasury Strip I/O		zero	02/15/15-02/15/22	54,950	22,358,712
United States Treasury Strip P/O		zero	02/15/27	3,400	952,398

					110,141,991

U.S. GOVERNMENT MORTGAGE BACKED SECURITIES — 8.6%
Federal National Mortgage Association		4.00%	07/01/18-10/01/18	48,401	47,226,260
Federal National Mortgage Association(b)		4.191%	05/01/36	201	204,417
Federal National Mortgage Association		4.50%	06/01/33-09/01/33	11,609	11,115,289
Federal National Mortgage Association		4.872%	12/01/36	4,892	4,977,703
Federal National Mortgage Association		5.00%	01/01/18	106	108,284
Federal National Mortgage Association		5.936%	11/01/11	978	1,064,898
Federal National Mortgage Association		6.00%	04/01/13-01/01/23	6,272	6,575,890
Government National Mortgage Association(b)		4.375%	04/20/25-05/20/25	151	154,408
Government National Mortgage Association		4.50%	09/15/33	61	58,114
Government National Mortgage Association(b)		4.75%	08/20/24-08/20/27	461	471,147
Government National Mortgage Association		8.00%	12/15/30-04/15/31	327	356,284
Government National Mortgage Association		9.00%	07/15/30-10/15/30	18	20,381

					72,333,075

TOTAL LONG-TERM BONDS					366,698,258

WARRANTS(j)			Expiration Date	Shares
Mexico Value, Ser. B			06/01/04	1,000	7,500
Mexico Value, Ser. C			06/01/05	1,000	1,000
Mexico Value, Ser. D			06/30/06	1,000	1,000
Mexico Value, Ser. E			06/01/07	1,000	600

TOTAL WARRANTS					10,100

TOTAL LONG-TERM INVESTMENTS (cost $359,580,718)					366,708,358

SHORT-TERM INVESTMENTS — 56.0%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)
CORPORATE OBLIGATIONS — 18.4%
ABN-Amro Bank NA	P-1	1.07%	02/17/04	$1,800	1,797,485
Danske Corp.	P-1	1.07%	03/22/04	20,000	19,951,850
General Electric Capital Corp.	P-1	1.09%	02/09/04	15,000	14,982,287
General Electric Capital Corp.	P-1	1.12%	03/04/04	2,400	2,395,296
Kraft Foods, Inc.	P2	1.97%	02/27/04	5,800	5,800,250
National Australia Funding, Inc.	NR	1.075%	02/10/04	15,800	15,781,128
Nestle Capital Corp.	NR	1.06%	02/12/04	20,000	19,975,267
Rabobank USA Financial Corp.	NR	1.07%	01/20/04	15,000	14,991,529
Shell Finance BV (Netherlands)	NR	1.09%	03/08/04	20,000	19,959,428
Toyota Motor Credit Corp.	NR	1.06%	01/06/04-01/13/04	22,800	22,795,407
UBS Finance, Inc.	P-1	1.06%	01/21/04	16,000	15,990,578

					154,420,505

SEE NOTES TO FINANCIAL STATEMENTS.

B109

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

SHORT-TERM INVESTMENTS (Continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 31.3%
Federal Home Loan Bank	1.025%	01/23/04	$50,000	$49,968,680
Federal Home Loan Mortgage Corp.	zero	01/08/04	13,100	13,097,300
Federal National Mortgage Association	1.00%	02/04/04	8,900	8,891,595
Federal National Mortgage Association	1.01%	02/03/04	60,300	60,244,172
United States Treasury Bills	zero	06/10/04	30,000	29,867,175
United States Treasury Bills	0.852%	03/18/04	500	499,089
United States Treasury Bills	0.88%	03/11/04	1,250	1,247,861
United States Treasury Bills	0.882%	03/18/04	5,650	5,639,335
United States Treasury Bills	0.885%	03/18/04	5,340	5,329,897
United States Treasury Bills	0.895%	03/11/04	2,250	2,246,084
United States Treasury Bills	0.955%	06/17/04	30,000	29,866,300
United States Treasury Bills(i)	0.995%	04/08/04	26,100	25,984,149
United States Treasury Bills	1.015%	06/03/04	30,000	29,869,742

				262,751,379

REPURCHASE AGREEMENT — 6.3%
State Street Bank & Trust Co., (d) (cost $52,274,066)	0.50%	01/02/04	52,274	52,274,066

OUTSTANDING OPTIONS PURCHASED
Put Options
			Contracts
Euro Futures, expiring 3/15/04 @ $ 96.25			200	1,250
Euro Futures, expiring 6/14/04 @ $ 94.50			400	2,500

Total option — cost				3,750

TOTAL SHORT-TERM INVESTMENTS (cost $469,451,650)				469,449,700

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT (cost $829,032,368; Note 6)				836,158,058

OUTSTANDING OPTIONS WRITTEN(a) — (0.5%)
Call Options — (0.2%)
Swap Option 3 month LIBOR, expiring 1/7/05 @ 5.0%			11,500,000	(445,912)
Swap Option 3 month LIBOR, expiring 10/7/04 @ 4.0%			6,200,000	(40,071)
Swap Option 3 month LIBOR, expiring 3/3/04 @ 3.25%			24,800,000	(47,318)
Swap Option 3 month LIBOR, expiring 7/3/06 @ 4.0%			35,300,000	(381,946)
Swap Option 3 month LIBOR, expiring 9/23/05 @ 4.0%			59,200,000	(682,162)

				(1,597,409)

Put Options — (0.3%)
Swap Option 3 month LIBOR, expiring 1/7/05 @ 7.0%			3,500,000	(16,527)
Swap Option 3 month LIBOR, expiring 1/7/05 @ 7.0%			8,000,000	(37,776)
Swap Option 3 month LIBOR, expiring 10/7/04 @ 6.0%			6,200,000	(82,820)
Swap Option 3 month LIBOR, expiring 7/3/06 @ 6.0%			35,300,000	(1,258,727)
Swap Option 3 month LIBOR, expiring 9/23/05 @ 7.0%			59,200,000	(762,911)

				(2,158,761)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $4,862,208)				(3,756,170)

SEE NOTES TO FINANCIAL STATEMENTS.

B110

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

SHORT-TERM INVESTMENTS (Continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
INVESTMENTS SOLD SHORT — (19.5%)
U.S. Government & Agency Obligations
Federal National Mortgage Association	5.50%	TBA	$(63,700)	$(64,971,706)
United States Treasury Notes	3.00%	11/15/07	(6,300)	(6,354,142)
United States Treasury Notes	3.625%	05/15/13	(62,400)	(59,979,566)
United States Treasury Notes	4.25%	08/15/13	(15,550)	(15,569,438)
United States Treasury Notes	4.375%	05/15/07	(5,500)	(5,824,198)
United States Treasury Notes	5.50%	05/15/09	(9,900)	(11,009,493)

TOTAL INVESTMENTS SOLD SHORT (proceeds received $162,401,247)				(163,708,543)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT — 79.7% (cost $661,768,913)				668,693,345
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(g)				511,232

UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS — (0.2%)(h)	(1,901,907)
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES — 20.5%	171,821,902

TOTAL NET ASSETS — 100.0%	$839,124,572

The following abbreviations are used in portfolio descriptions:

F.S.A.	Financial Security Assurance
G.O.	General Obligation
I/O	Interest Only
M.B.I.A.	Municipal Bond Insurance Association
M.T.N.	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
P/O	Principal Only
TBA	Securities purchased on a forward commitment basis

(a)	Represents issuer in default on interest payments, non-income producing security.

(b)	Rate shown reflects current rate on variable rate instrument.

(c)	Standard & Poor’s rating.

(d)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $52,275,518 due 1/2/04. The value of the collateral including accrued interest was $53,319,903. The collateral consists of US Treasury or Federal Agency obligations.

(e)	Security segregated as collateral for futures contracts.

(f)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

SEE NOTES TO FINANCIAL STATEMENTS.

B111

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

(g)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
Long Positions:
95	Euribor	Dec 04	$29,095,779	$29,148,235	$52,456
435	German 10 Yr Fed Bonds	Mar 04	61,095,856	62,067,530	971,674
19	Fin 5 Yr	Mar 04	2,632,149	2,648,925	16,776
106	LIBOR	Dec 04	22,642,057	22,588,084	(53,973)
162	LIBOR	Sep 04	34,523,471	34,586,663	63,192
17	LIBOR	Mar 04	3,667,125	3,644,301	(22,824)
18	LIBOR	Jun 04	3,875,588	3,851,824	(23,764)
60	LIBOR	Mar 05	12,934,492	12,768,254	(166,238)
14	Eurodollars	Dec 04	3,412,850	3,424,400	11,550
86	Eurodollars	Jun 05	20,816,503	20,857,150	40,647
223	Eurodollars	Sep 05	53,812,738	53,879,588	66,850
54	Eurodollars	Dec 05	12,995,775	13,005,900	10,125
66	Eurodollars	Mar 07	15,671,700	15,719,550	47,850
2,947	U.S. Treasury 10 Yr Notes	Mar 04	326,814,834	330,846,797	4,031,963
252	U.S. Treasury 5 Yr Notes	Mar 04	27,921,303	28,129,500	208,197

					5,254,481

Short Positions:
282	Eurodollars	Jun 05	68,158,058	68,392,050	(233,992)
22	Eurodollars	Mar 05	5,354,525	5,358,650	(4,125)
321	U.S. Treasury Bonds	Mar 04	34,581,243	35,089,313	(508,070)

					(746,187)

					$4,508,294

(h)	Outstanding forward foreign currency contracts as of December 31, 2003 were as follows:

Forward Foreign Currency Contract	Value at Settlement Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
Bought:
Euro expiring 1/7/04	$4,046,708	$4,169,191	$122,483
Japanese Yen expiring 1/15/04	381,587	383,911	2,324

			124,807

Sold:
Euro expiring 1/7/04	$51,386,765	$53,344,453	(1,957,688)
Pound Sterling expiring 1/23/04	1,996,661	2,065,687	(69,026)

			(2,026,714)

			$(1,901,907)

(i)	Rate quoted represents yield-to-maturity as of purchase date.

(j)	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

B112

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 91.7%		Value (Note 2)
COMMON STOCKS	Shares
Airlines — 0.7%
AMR Corp.(a)	91,200	$1,181,040

Automobiles — 0.5%
Harley-Davidson, Inc.	17,100	812,763

Biotechnology — 5.6%
Alkermes, Inc.(a)	114,600	1,547,100
Angiotech Pharmaceuticals, Inc. (Canada)(a)	15,600	717,600
Biogen Idec, Inc.(a)	59,800	2,199,444
Gilead Sciences, Inc.(a)	55,000	3,197,700
IDEXX Laboratories, Inc.(a)	22,900	1,059,812
MedImmune, Inc.(a)	30,500	774,700

		9,496,356

Capital Markets — 6.1%
E*TRADE Financial Corp.(a)	369,000	4,667,850
Eaton Vance Corp.	67,000	2,454,880
Legg Mason, Inc.	26,500	2,045,270
Merrill Lynch & Co., Inc.	20,400	1,196,460

		10,364,460

Commercial Services & Supplies — 6.0%
Apollo Group, Inc. (Class “A” Stock)(a)	46,800	3,182,400
ChoicePoint, Inc.(a)	44,100	1,679,769
CoStar Group, Inc.(a)	35,300	1,471,304
Monster Worldwide, Inc.(a)	180,600	3,965,976

		10,299,449

Communications Equipment — 0.4%
Advanced Fibre Communications, Inc.(a)	33,500	675,025

Computers & Peripherals — 0.8%
Network Appliance, Inc.(a)	49,900	1,024,447
Seagate Technology (Cayman Islands)	13,400	253,260

		1,277,707

Electronic Equipment & Instruments — 7.7%
Agilent Technologies, Inc.(a)	77,600	2,269,024
Amphenol Corp.(a)	53,500	3,420,255
Symbol Technologies, Inc.	234,700	3,964,083
Tektronix, Inc.	56,100	1,772,760
Waters Corp.(a)	48,500	1,608,260

		13,034,382

Energy Equipment & Services — 1.5%
BJ Services Co.(a)	72,800	2,613,520

Healthcare Equipment & Supplies — 2.5%
INAMED Corp.(a)	60,750	2,919,645
VISX, Inc.(a)	58,900	1,363,535

		4,283,180

Healthcare Providers & Services — 4.3%
Andrx Corp.(a)	70,000	1,682,800
Caremark Rx, Inc.(a)	46,800	1,185,444
WebMD Corp.(a)	491,100	4,414,989

		7,283,233

Household Durables — 1.2%
Harman International Industries, Inc.	5,000	369,900
Yankee Candle Co., Inc.(a)	60,700	1,658,931

		2,028,831

COMMON STOCKS		Value (Note 2)
Continued	Shares
Internet & Catalog Retail — 1.6%
InterActiveCorp(a)	80,653	$2,736,556

Internet Software & Services — 4.6%
Ask Jeeves, Inc.(a)	90,400	1,638,048
DoubleClick, Inc.(a)	311,400	3,182,508
RealNetworks, Inc.(a)	240,800	1,374,968
Yahoo!, Inc.(a)	37,700	1,702,909

		7,898,433

IT Services — 5.3%
Ceridian Corp.(a)	111,600	2,336,904
CheckFree Corp.(a)	113,900	3,149,335
DST Systems, Inc.(a)	41,600	1,737,216
Unisys Corp.(a)	126,900	1,884,465

		9,107,920

Machinery — 1.9%
Pall Corp.	120,700	3,238,381

Media — 5.7%
Entercom Communications Corp.(a)	33,500	1,774,160
Hughes Electronics Corp.(a)	84,544	1,399,203
Interpublic Group of Cos., Inc.(a)	134,900	2,104,440
Lin TV Corp. (Class “A” Stock)(a)	44,500	1,148,545
Univision Communications, Inc. (Class “A” Stock)(a)	40,000	1,587,600
Westwood One, Inc.(a)	48,100	1,645,501

		9,659,449

Pharmaceuticals — 8.7%
Allergan, Inc.	21,000	1,613,010
Barr Laboratories, Inc.(a)	25,450	1,958,378
IVAX Corp.(a)	138,100	3,297,828
Medicis Pharmaceutical Corp. (Class “A” Stock)	29,300	2,089,090
Sepracor, Inc.(a)	59,500	1,423,835
SICOR, Inc.(a)	57,200	1,555,840
Watson Pharmaceuticals, Inc.(a)	64,000	2,944,000

		14,881,981

Real Estate — 1.5%
Friedman, Billings, Ramsey Group, Inc. (Class “A” Stock)	114,100	2,633,428

Road & Rail — 0.5%
Norfolk Southern Corp.	34,100	806,465

Semiconductors & Semiconductor Equipment — 11.7%
Agere Systems, Inc. (Class “B” Stock)(a)	216,300	627,270
Altera Corp.(a)	87,000	1,974,900
AMIS Holdings, Inc.(a)	82,400	1,506,272
FormFactor, Inc.(a)	27,800	550,440
GlobespanVirata, Inc.(a)	223,800	1,315,944
Intel Corp.	35,400	1,139,880
International Rectifier Corp.(a)	84,200	4,160,322
KLA-Tencor Corp.(a)	56,800	3,332,456
Lam Research Corp.(a)	48,400	1,563,320
Linear Technology Corp.	31,600	1,329,412
Marvell Technology Group, Ltd.(a)	62,600	2,374,418

		19,874,634

SEE NOTES TO FINANCIAL STATEMENTS.

B113

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Software — 7.2%
Amdocs, Ltd. (United Kingdom)(a)	139,900	$3,144,952
Fair Issac & Co., Inc.	44,400	2,182,704
Intuit, Inc.(a)	37,500	1,984,125
Mercury Interactive Corp.(a)	16,000	778,240
PeopleSoft, Inc.(a)	58,300	1,329,240
Synopsys, Inc.(a)	85,300	2,879,728

		12,298,989

Specialty Retail — 2.8%
Linens ‘n Things, Inc.(a)	56,100	1,687,488
PETCO Animal Supplies, Inc.(a)	47,400	1,443,330
Staples, Inc.(a)	61,900	1,689,870

		4,820,688

Textiles & Apparel — 0.5%
Tommy Hilfiger Corp.(a)	57,100	845,651

Trading Companies & Distributors — 1.1%
Fastenal Co.	38,700	1,932,678

Wireless Telecommunication Services — 1.3%
Nextel Partners, Inc. (Class “A” Stock)(a)	161,200	2,168,140

TOTAL LONG-TERM INVESTMENTS (cost $141,118,199)		156,253,339

		Value (Note 2)
	Shares
SHORT-TERM INVESTMENT — 7.7%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $13,083,530; Note 4)	13,083,530	$13,083,530

TOTAL INVESTMENTS — 99.4% (cost $154,201,729; Note 6)		169,336,869
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		1,004,169

NET ASSETS — 100%		$170,341,038

(a)	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

B114

SP SMALL/MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 98.8%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.3%
Getty Images, Inc.(a)	15,600	$782,028

Aerospace/Defense — 0.8%
DRS Technologies, Inc.(a)	790	21,946
Goodrich Corp.	42,700	1,267,763
United Defense Industries, Inc.(a)	23,000	733,240

		2,022,949

Agricultural Products & Services — 0.3%
Delta & Pine Land Co.	27,800	706,120

Airlines — 0.1%
Alaska Air Group, Inc.(a)	5,800	158,282

Apparel — 0.6%
OshKosh B’Gosh, Inc. (Class “A” Stock)	37,000	794,020
Russell Corp.	20,600	361,736
Wolverine World Wide, Inc.	22,100	450,398

		1,606,154

Appliances & Home Furnishings — 0.3%
Applica, Inc.	65,200	495,520
Kirkland’s, Inc.(a)	10,600	187,196

		682,716

Autos–Cars & Trucks — 2.4%
American Axle & Manufacturing Holdings, Inc.(a)	28,800	1,164,096
CarMax, Inc.(a)	14,900	460,857
Coachmen Industries, Inc.	40,880	740,337
Lear Corp.	22,200	1,361,526
Lithia Motors, Inc. (Class “A” Stock)	16,200	408,402
Midas, Inc.(a)	40,000	572,000
Monaco Coach Corp.(a)	6,600	157,080
Monro Muffler Brake, Inc.(a)	24,400	488,244
Superior Industries International, Inc.	4,000	174,080
United Auto Group, Inc.	13,500	422,550

		5,949,172

Banks and Savings & Loans — 11.2%
Alabama National BanCorp.	6,400	336,320
Bank of Hawaii Corp.	48,400	2,042,480
Boston Private Financial Holdings, Inc.	7,200	178,848
City National Corp.	31,700	1,969,204
Colonial BancGroup, Inc.	43,200	748,224
Commercial Federal Corp.	6,500	173,615
Community Bank System, Inc.	7,800	382,200
East West Bancorp, Inc.	19,200	1,030,656
First Niagara Financial Group, Inc.	45,067	671,949
FirstFed Financial Corp.(a)	7,700	334,950
FirstMerit Corp.	39,600	1,068,012
Hancock Holding Co.	13,600	742,152
Harbor Florida Bancshares, Inc.	28,100	834,851
Hawthorne Financial Corp.(a)	18,000	503,640
Huntington Bancshares, Inc.	13,900	312,750
IBERIABANK Corp.	12,500	737,500
IndyMac Bancorp, Inc.	57,700	1,718,883
Investors Financial Services Corp.	16,100	618,401
NetBank, Inc.	74,800	998,580
New York Community Bancorp, Inc.	21,200	806,660
Popular, Inc.	19,600	880,824

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Banks and Savings & Loans (cont’d.)
PrivateBancorp, Inc.	4,900	$223,048
Provident Financial Services, Inc.	24,000	453,600
Republic Bancshares, Inc.	11,400	358,758
Santander BanCorp.	29,600	720,760
Silicon Valley Bancshares, Inc.(a)	31,500	1,136,205
Southwest Bancorp of Texas, Inc.	27,400	1,064,490
Southwest Bancorp, Inc.	35,300	631,164
Sovereign Bancorp, Inc.	75,600	1,795,500
Texas Regional Bancshares, Inc. (Class “A” Stock)	24,100	891,700
UCBH Holdings, Inc.	21,700	845,649
Valley National Bancorp	44,580	1,301,736
W Holding Co., Inc.	46,665	868,435
Webster Financial Corp.	14,700	674,142

		28,055,886

Biotechnology — 0.3%
Protein Design Labs, Inc.(a)	38,400	687,360

Business Services — 1.4%
infoUSA, Inc.(a)	97,900	726,418
Manpower, Inc.	28,700	1,351,196
MPS Group, Inc.(a)	95,600	893,860
National Processing, Inc.(a)	24,800	584,040

		3,555,514

Chemicals — 4.8%
Arch Chemicals, Inc.	45,700	1,172,662
Cabot Microelectronics Corp.(a)	15,500	759,500
Cytec Industries, Inc.(a)	41,800	1,604,702
Ferro Corp.	41,700	1,134,657
Georgia Gulf Corp.	27,700	799,976
IMC Global, Inc.	51,800	514,374
Ionics, Inc.(a)	22,100	703,885
Lyondell Chemical Co.	63,200	1,071,240
Methanex Corp. (Canada)	17,000	190,910
Millennium Chemicals, Inc.	103,100	1,307,308
Minerals Technologies, Inc.	6,300	373,275
Olin Corp.	45,600	914,736
PolyOne Corp.(a)	230,200	1,470,978

		12,018,203

Collectibles & Gifts — 0.2%
Action Performance Cos., Inc.	27,300	535,080

Commercial Services — 0.8%
Angelica Corp.	21,700	477,400
Insurance Auto Auctions, Inc.(a)	29,100	379,755
Labor Ready, Inc.(a)	35,700	467,670
Waste Connections, Inc.(a)	16,600	626,982

		1,951,807

Computer Software & Services — 3.2%
Autodesk, Inc.	44,300	1,088,894
Avocent Corp.(a)	27,900	1,018,908
Ceridian Corp.(a)	39,000	816,660
Diebold, Inc.	8,900	479,443
Electronics for Imaging, Inc.(a)	27,900	725,958
Maxtor Corp.(a)	55,300	613,830
NetScreen Technologies, Inc.(a)	8,300	205,425

SEE NOTES TO FINANCIAL STATEMENTS.

B115

SP SMALL/MID CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Computer Software & Services (cont’d.)
RadiSys Corp.(a)	21,990	$370,751
SonicWALL, Inc.(a)	74,500	581,100
Storage Technology Corp.(a)	40,000	1,030,000
Tyler Technologies, Inc.	52,800	508,464
United Online, Inc.(a)	25,650	430,664
Vastera, Inc.(a)	21,700	86,800

		7,956,897

Construction — 3.4%
Chicago Bridge & Iron Co.	31,100	898,790
D.R. Horton, Inc.	25,600	1,107,456
Fluor Corp.	11,100	440,004
KB HOME	17,900	1,298,108
Martin Marietta Materials, Inc.	33,600	1,578,192
Pulte Homes, Inc.	5,400	505,548
Ryland Group, Inc.	18,100	1,604,384
Standard Pacific Corp.	21,400	1,038,970

		8,471,452

Consumer Products — 0.2%
Alberto-Culver Co. (Class “B” Stock)	10,100	637,108

Containers — 1.8%
Ball Corp.	11,900	708,883
Owens-Illinois, Inc.(a)	76,000	903,640
Packaging Corp. of America	62,200	1,359,692
Pactiv Corp.(a)	35,900	858,010
Silgan Holdings, Inc.(a)	18,300	779,397

		4,609,622

Distribution & Wholesalers — 2.2%
Bell Microproducts, Inc.(a)	74,200	672,252
Fastenal Co.	13,200	659,208
Ingram Micro, Inc. (Class “A” Stock)(a)	44,100	701,190
NBTY, Inc.	18,700	502,282
SCP Pool Corp.(a)	25,850	844,778
Tech Data Corp.(a)	37,400	1,484,406
United Natural Foods, Inc.(a)	19,100	685,881

		5,549,997

Diversified Manufacturing Operations — 3.1%
Actuant Corp. (Class “A” Stock)(a)	31,400	1,136,680
CUNO, Inc.(a)	10,462	471,104
ESCO Technologies, Inc.(a)	11,720	511,578
Pentair, Inc.	45,400	2,074,780
Steel Dynamics, Inc.(a)	35,800	840,942
Terex Corp.(a)	50,500	1,438,240
Thermo Electron Corp.(a)	48,100	1,212,120

		7,685,444

Drugs & Medical Supplies — 3.1%
Alkermes, Inc.(a)	29,900	403,650
Bausch & Lomb, Inc.	20,100	1,043,190
Edwards Lifesciences Corp.(a)	18,800	565,504
Hanger Orthopedic Group, Inc.(a)	24,800	386,136
Henry Schein, Inc.(a)	12,300	831,234
Kensey Nash Corp.(a)	16,300	378,975
Neurocrine Biosciences, Inc.(a)	6,600	359,964
Salix Pharmaceuticals, Ltd.(a)	22,600	512,342
Sepracor, Inc.(a)	15,200	363,736

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Drugs & Medical Supplies (cont’d.)
STERIS Corp.(a)	49,500	$1,118,700
Watson Pharmaceuticals, Inc.(a)	38,600	1,775,600

		7,739,031

Electric Utility — 2.5%
Allegheny Energy, Inc.(a)	65,700	838,332
Cinergy Corp.	9,800	380,338
CMS Energy Corp.(a)	92,800	790,656
Energy East Corp.	16,900	378,560
SCANA Corp.	35,200	1,205,600
Sierra Pacific Resources(a)	224,900	1,650,766
Wisconsin Energy Corp.	28,400	949,980

		6,194,232

Electronics — 1.8%
AMETEK, Inc.	8,900	429,514
Arrow Electronics, Inc.(a)	39,700	918,658
Avnet, Inc.(a)	96,700	2,094,522
Benchmark Electronics, Inc.(a)	20,700	720,567
Hubbell, Inc. (Class “B” Stock)	10,200	449,820

		4,613,081

Energy — 1.5%
Aquila, Inc.(a)	146,000	494,940
Dynegy, Inc. (Class “A” Stock)(a)	151,100	646,708
Energen Corp.	20,400	837,012
Equitable Resources, Inc.	42,200	1,811,224

		3,789,884

Engineering — 0.3%
Jacobs Engineering Group, Inc.(a)	8,900	427,289
URS Corp.(a)	13,100	327,631

		754,920

Environmental Services — 0.4%
Republic Services, Inc.	36,600	938,058

Financial Services — 2.4%
Doral Financial Corp.	18,450	595,566
Legg Mason, Inc.	10,800	833,544
MGIC Investment Corp.	8,200	466,908
Old Republic International Corp.	50,250	1,274,340
Raymond James Financial, Inc.	31,000	1,168,700
Waddell & Reed Financial, Inc. (Class “A” Stock)	34,100	799,986
Wintrust Financial Corp.	18,100	816,310

		5,955,354

Food & Beverage — 1.6%
Chiquita Brands International, Inc.(a)	30,700	691,671
Dean Foods Co.(a)	25,848	849,624
Fresh Del Monte Produce, Inc.	29,900	712,517
Smithfield Foods, Inc.(a)	39,400	815,580
The J.M. Smucker Co.	21,400	969,206

		4,038,598

Hospitals & Healthcare Management — 3.3%
Accredo Health, Inc.(a)	19,400	613,234
American Healthways, Inc.(a)	19,710	470,478
Community Health Systems, Inc.(a)	37,200	988,776
Coventry Health Care, Inc.(a)	12,100	780,329

SEE NOTES TO FINANCIAL STATEMENTS.

B116

SP SMALL/MID CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Hospitals & Healthcare Management (cont’d.)
Humana, Inc.(a)	64,700	$1,478,395
Manor Care, Inc.	26,800	926,476
Mariner Health Care, Inc.(a)	14,400	321,120
Molina Healthcare, Inc.(a)	17,700	446,571
PacifiCare Health Systems, Inc.(a)	15,400	1,041,040
Per-Se Technologies, Inc.(a)	30,900	471,534
WebMD Corp.(a)	73,700	662,563

		8,200,516

Index Funds — 4.6%
iShares Russell 2000 Value Index Fund, Inc.	46,700	7,490,680
IShares Russell Mid-Cap Value Index Fund, Inc.	42,100	3,927,930

		11,418,610

Industrials — 1.0%
Kennametal, Inc.	28,900	1,148,775
Oshkosh Truck Corp.	9,500	484,785
Precision Castparts Corp.	20,800	944,528

		2,578,088

Insurance — 3.8%
Allmerica Financial Corp.(a)	13,300	409,241
Arch Capital Group Ltd. (Bermuda)(a)	9,900	394,614
Commerce Group, Inc.	17,300	683,350
Fidelity National Financial, Inc.	44,375	1,720,862
HCC Insurance Holdings, Inc.	30,300	963,540
Markel Corp.(a)	6,300	1,597,113
Penn-America Group, Inc.	29,050	385,494
Philadelphia Consolidated Holding Corp.(a)	6,200	302,746
Protective Life Corp.	18,400	622,656
StanCorp Financial Group, Inc.	14,200	892,896
UICI(a)	73,900	981,392
Zenith National Insurance Corp.	16,000	520,800

		9,474,704

Leisure — 1.2%
Brunswick Corp.	30,100	958,083
International Speedway Corp. (Class “A” Stock)	18,700	835,142
Mandalay Resort Group	13,100	585,832
MarineMax, Inc.(a)	35,400	687,822

		3,066,879

Machinery — 1.1%
AGCO Corp.(a)	36,600	737,124
Albany International Corp. (Class “A” Stock)	13,300	450,870
Astec Industries, Inc.(a)	72,200	885,894
IDEX Corp.	15,800	657,122

		2,731,010

Media — 3.0%
Belo Corp. (Class “A” Stock)	41,500	1,176,110
Cablevision Systems New York Group, Inc. (Class “A” Stock)(a)	57,500	1,344,925
Cumulus Media, Inc. (Class “A” Stock)(a)	31,400	690,800
E.W. Scripps Co. (Class “A” Stock)	11,400	1,073,196

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Media (cont’d.)
Emmis Communications Corp. (Class “A” Stock)(a)	58,600	$1,585,130
Entercom Communications Corp.(a)	8,900	471,344
Radio One, Inc. (Class “D” Stock)(a)	67,800	1,308,540

		7,650,045

Mineral Resources — 0.8%
Phelps Dodge Corp.(a)	26,000	1,978,340

Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	11,700	492,921

Networking — 0.6%
3Com Corp.(a)	31,500	257,355
Networks Associates, Inc.(a)	30,600	460,224
Quest Software, Inc.(a)	52,400	744,080

		1,461,659

Office Equipment & Supplies — 0.3%
IKON Office Solutions, Inc.	55,700	660,602

Oil Exploration & Production — 2.9%
PetroKazakhstan, Inc. (Class “A” Stock) (Canada)(a)	66,300	1,492,413
Pioneer Natural Resources Co.(a)	39,500	1,261,235
Pogo Producing Co.	23,000	1,110,900
Pride International, Inc.(a)	46,900	874,216
Southwestern Energy Co.(a)	21,700	518,630
Spinnaker Exploration Co.(a)	16,400	529,228
XTO Energy, Inc.	57,166	1,617,798

		7,404,420

Oil & Gas Services — 2.2%
Cross Timbers Royalty Trusts	290	8,271
KeySpan Corp.	18,700	688,160
Oceaneering International, Inc.(a)	8,400	235,200
Premcor, Inc.(a)	27,700	720,200
Smith International, Inc.(a)	9,000	373,680
Southern Union Co.(a)	56,200	1,034,080
Tidewater, Inc.	11,600	346,608
Universal Compression Holdings, Inc.(a)	25,000	654,000
Valero Energy Corp.	20,400	945,336
Varco International, Inc.(a)	26,400	544,632

		5,550,167

Paper & Forest Products — 0.4%
Bowater, Inc.	22,200	1,028,082

Precious Metals — 0.2%
Agnico-Eagle Mines, Ltd. (Canada)	7,300	88,111
Royal Gold, Inc.	23,500	491,855

		579,966

Printing & Publishing — 0.7%
Marvel Enterprises, Inc.(a)	16,900	491,959
Playboy Enterprises, Inc. (Class “A” Stock)(a)	76,100	1,229,776

		1,721,735

Real Estate Investment Trust — 9.9%
Acadia Realty Trust	53,700	671,250
Alexandria Real Estate Equities, Inc.	18,500	1,071,150

SEE NOTES TO FINANCIAL STATEMENTS.

B117

SP SMALL/MID CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Real Estate Investment Trust (cont’d.)
Apartment Investment & Management Co. (Class “A” Stock)	14,600	$503,700
Avalonbay Communities, Inc.	26,700	1,276,260
Boston Properties, Inc.	17,300	833,687
Camden Property Trust	23,200	1,027,760
Capital Automotive REIT	21,300	681,600
CarrAmerica Realty Corp.	37,900	1,128,662
Catellus Development Corp.	28,125	678,375
CBL & Associates Properties, Inc.	9,000	508,500
CenterPoint Properties Corp.	15,900	1,190,910
Duke Realty Corp.	16,100	499,100
Gables Residential Trust	32,400	1,125,576
General Growth Properties, Inc.	28,300	785,325
Health Care REIT, Inc.	33,500	1,206,000
Highwoods Properties, Inc.	43,100	1,094,740
Home Properties of New York, Inc.	22,800	920,892
Macerich Co.	26,500	1,179,250
Manufactured Home Communities, Inc.	24,100	907,365
Pan Pacific Retail Properties, Inc.	20,500	976,825
Reckson Associates Realty Corp.	61,300	1,489,590
SL Green Realty Corp.	17,300	710,165
The Mills Corp.	23,800	1,047,200
Ventas, Inc.	49,200	1,082,400
Vornado Realty Trust	19,000	1,040,250
Weingarten Realty Investors	25,500	1,130,925

		24,767,457

Restaurants — 1.0%
Applebee’s International, Inc.	8,700	341,649
Darden Restaurants, Inc.	19,200	403,968
Jack in the Box, Inc.(a)	8,600	183,696
Outback Steakhouse, Inc.	15,400	680,834
RARE Hospitality International, Inc.(a)	17,300	422,812
Wendy’s International, Inc.	13,500	529,740

		2,562,699

Retail — 4.1%
Aeropostale, Inc.(a)	27,700	759,534
Big Lots, Inc.(a)	47,700	677,817
BJ’s Wholesale Club, Inc.(a)	29,200	670,432
Charming Shoppes, Inc.(a)	66,400	358,560
Christopher & Banks Corp.	19,850	387,670
Coldwater Creek, Inc.(a)	6,875	75,625
Finish Line, Inc. (Class “A” Stock)(a)	28,000	839,160
Foot Locker, Inc.	47,500	1,113,875
Linens ‘n Things, Inc.(a)	15,800	475,264
Nordstrom, Inc.	34,600	1,186,780
Pacific Sunwear of California, Inc.(a)	20,700	437,184
PETsMART, Inc.	20,300	483,140

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Retail (cont’d.)
Regis Corp.	12,600	$497,952
Saks, Inc.(a)	74,800	1,124,992
Select Comfort Corp.(a)	29,900	740,324
Whole Foods Market, Inc.	7,000	469,910

		10,298,219

Semiconductors — 1.3%
Advanced Micro Devices, Inc.(a)	29,400	438,060
Amphenol Corp. (Class “A” Stock)(a)	13,700	875,841
Cree, Inc.(a)	17,800	314,882
Intersil Corp. (Class “A” Stock)	33,000	820,050
Photronics, Inc.(a)	21,300	424,296
SBS Technologies, Inc.(a)	20,100	295,671

		3,168,800

Telecommunications — 3.2%
Avaya, Inc.(a)	126,100	1,631,734
Citizens Communications Co.(a)	83,700	1,039,554
Comverse Technology, Inc.(a)	63,000	1,108,170
Harris Corp.	16,500	626,175
NTL, Inc.(a)	32,849	2,291,218
Scientific-Atlanta, Inc.	46,700	1,274,910
Triton PCS Holdings, Inc.(a)	24,500	136,710

		8,108,471

Transportation — 1.3%
Alexander & Baldwin, Inc.	31,700	1,067,973
CNF, Inc.	14,000	474,600
Offshore Logistics, Inc.(a)	24,800	608,096
Ryder System, Inc.	12,000	409,800
Teekay Shipping Corp. (Bahamas)	13,200	752,796

		3,313,265

Water Utility — 0.7%
Philadelphia Suburban Corp.	76,375	1,687,887

TOTAL LONG-TERM INVESTMENTS (cost $211,683,812)		247,549,491

	Principal Amount (000)
SHORT-TERM INVESTMENT — 1.8%
Repurchase Agreement
State Street Bank & Trust Company, 0.50%, 1/02/04(b) (cost $4,417,990)	$4,418	4,417,990

TOTAL INVESTMENTS — 100.6% (cost $216,101,802; Note 6)		251,967,481
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(1,392,382)

NET ASSETS — 100%		$250,575,099

SEE NOTES TO FINANCIAL STATEMENTS.

B118

The following abbreviation is used in portfolio description:

REIT	Real Estate Investment Trust

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $4,418,113 due 1/2/04. The value of the collateral including accrued interest was $4,507,938. Collateralized by United States Treasury or federal agency obligations.

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 97.3%		Value (Note 2)
COMMON STOCKS	Shares
Biotechnology — 6.9%
Amgen, Inc.(a)	22,600	$1,396,680
Genentech, Inc.(a)	11,400	1,066,698

		2,463,378

Capital Markets — 5.1%
Merrill Lynch & Co., Inc.	15,900	932,535
State Street Corp.	17,000	885,360

		1,817,895

Communications Equipment — 5.0%
Cisco Systems, Inc.(a)	74,500	1,809,605

Computers & Peripherals — 2.5%
Dell, Inc.(a)	26,000	882,960

Consumer Finance — 2.9%
American Express Co.	21,500	1,036,945

Diversified Financial Services — 9.1%
Citigroup, Inc.	30,900	1,499,886
Federal Home Loan Mortgage Corp.	8,700	653,022
MBNA Corp.	20,100	499,485
Morgan Stanley	10,700	619,209

		3,271,602

Electronic Equipment & Instruments — 3.1%
Agilent Technologies, Inc.(a)	37,700	1,102,348

Energy Equipment & Services — 2.9%
BJ Services Co.(a)	29,100	1,044,690

Health Care Equipment & Supplies — 1.8%
Medtronic, Inc.	13,100	636,791

Health Care Providers & Services — 2.5%
UnitedHealth Group, Inc.	15,400	895,972

Hotels, Restaurants & Leisure — 2.6%
Starbucks Corp.(a)	28,800	952,128

Industrial Conglomerates — 4.8%
General Electric Co.	55,500	1,719,390

Insurance — 2.8%
American International Group, Inc.	15,100	1,000,828

Internet & Catalog Retail — 2.1%
eBay, Inc.(a)	11,700	755,703

Internet Services — 1.5%
Yahoo!, Inc.(a)	11,700	528,489

Media — 10.5%
Comcast Corp. (Special Class “A” Stock)(a)	22,100	691,288
Univision Communications, Inc. (Class “A” Stock)(a)	26,300	1,043,847
Viacom, Inc. (Class “B” Stock)	45,700	2,028,166

		3,763,301

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Multi-line Retail — 1.9%
Wal-Mart Stores, Inc.	12,900	$684,345

Pharmaceuticals — 3.7%
Alcon, Inc.	10,600	641,724
Pfizer, Inc.	19,200	678,336

		1,320,060

Semiconductors & Semiconductor Equipment — 10.1%
Intel Corp.	52,700	1,696,940
International Rectifier Corp.(a)	10,400	513,864
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)(a)	55,528	568,607
Texas Instruments, Inc.	29,000	852,020

		3,631,431

Software — 8.1%
Electronic Arts, Inc.(a)	20,200	965,156
Microsoft Corp.	71,200	1,960,848

		2,926,004

Specialty Retail — 7.4%
Bed Bath & Beyond, Inc.(a)	22,000	953,700
Lowe’s Cos., Inc.	14,000	775,460
Tiffany & Co.	20,900	944,680

		2,673,840

TOTAL LONG-TERM INVESTMENTS (cost $30,447,846)		34,917,705

SHORT-TERM INVESTMENTS — 3.3%
Mutual Fund — 1.9%
Dryden Core Investment Fund—Taxable Money Market Series (cost $668,083; Note 4)	668,083	668,083

	Principal Amount (000)
Repurchase Agreement — 1.4%
State Street Bank & Trust Co., 0.50%, 1/2/04(b) (cost $516,489)	$516	516,489

TOTAL SHORT-TERM INVESTMENTS (cost $1,184,572)		1,184,572

TOTAL INVESTMENTS — 100.6% (cost $31,632,418)		36,102,277
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(224,714)

NET ASSETS — 100%		$35,877,563

SEE NOTES TO FINANCIAL STATEMENTS.

B119

The following abbreviation is used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $516,503 due 1/2/04. The value of the collateral including accrued interest was $535,863. Collateralized by United States Treasury or Federal Agency obligations.

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 97.0%
COMMON STOCKS	Shares	Value (Note 2)

Advertising — 0.2%
Omnicom Group, Inc.(b)	52,700	$4,602,291

Aerospace — 1.5%
Boeing Co.	231,036	9,735,857
General Dynamics Corp.	56,200	5,079,918
Lockheed Martin Corp.	126,998	6,527,697
Northrop Grumman Corp.	51,163	4,891,183
Raytheon Co.	116,918	3,512,217
Rockwell Automation, Inc.(b)	53,300	1,897,480
Rockwell Collins, Inc.	52,500	1,576,575
United Technologies Corp.	129,500	12,272,715

		45,493,642

Airlines — 0.1%
Delta Airlines, Inc.	39,000	460,590
Southwest Airlines Co.	210,837	3,402,909

		3,863,499

Apparel — 0.2%
Jones Apparel Group, Inc.	37,500	1,321,125
Nike, Inc. (Class “B” Stock)(b)	72,000	4,929,120
Reebok International, Ltd.(b)	17,000	668,440

		6,918,685

Autos – Cars & Trucks — 1.1%
Cummins Engine Co., Inc.	12,400	606,856
Dana Corp.	37,894	695,355
Delphi Automotive Systems Corp.	162,044	1,654,469
Ford Motor Co.(b)	502,045	8,032,720
General Motors Corp.(b)	154,700	8,260,980
Genuine Parts Co.(b)	49,225	1,634,270
Harley-Davidson, Inc.(b)	81,700	3,883,201
Johnson Controls, Inc.	25,200	2,926,224
Navistar International Corp.(a)(b)	18,900	905,121
PACCAR, Inc.	32,290	2,748,525
Visteon Corp.	42,964	447,255

		31,794,976

Banks and Savings & Loans — 6.2%
AmSouth Bancorporation(b)	95,500	2,339,750
Bank of New York Co., Inc.	216,500	7,170,480
Bank One Corp.	313,745	14,303,635
BankAmerica Corp.(b)	414,144	33,309,602
Capital One Financial Corp.(b)	63,000	3,861,270
Charter One Financial, Inc.	60,373	2,085,887
Comerica, Inc.(b)	50,950	2,856,257
Fifth Third Bancorp(b)	159,549	9,429,346
First Tennessee National Corp.(b)	35,900	1,583,190
Golden West Financial Corp.	43,400	4,478,446
Huntington Bancshares, Inc.	66,875	1,504,688
KeyCorp	115,900	3,398,188
Mellon Financial Corp.	116,100	3,727,971
National City Corp.	172,800	5,864,832
North Fork Bancorporation, Inc.(b)	45,700	1,849,479
Northern Trust Corp.(b)	59,100	2,743,422
PNC Financial Services Group(b)	79,900	4,372,927
Providian Financial Corp.(a)	86,200	1,003,368
SouthTrust Corp.	94,200	3,083,166
State Street Corp.(b)	92,100	4,796,568
Suntrust Banks, Inc.	77,900	5,569,850

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Banks and Savings & Loans (cont’d.)
U.S. Bancorp(b)	535,081	$15,934,712
Union Planters Corp.	53,600	1,687,864
Wachovia Corp.	370,278	17,251,252
Wells Fargo & Co.(b)	465,960	27,440,384
Zions Bancorporation	23,400	1,435,122

		183,081,656

Chemicals — 1.2%
Air Products & Chemicals, Inc.	60,900	3,217,347
Dow Chemical Co.(b)	254,361	10,573,787
Du Pont (E.I.) de Nemours & Co.(b)	275,091	12,623,926
Eastman Chemical Co.(b)	22,400	885,472
Engelhard Corp.	32,375	969,631
Great Lakes Chemical Corp.(b)	13,500	367,065
Hercules, Inc.(a)	37,400	456,280
Praxair, Inc.	89,400	3,415,080
Rohm & Haas Co.	60,600	2,588,226
Sigma-Aldrich Corp.(b)	21,200	1,212,216

		36,309,030

Commercial Services — 0.9%
Cendant Corp.(a)(b)	288,018	6,414,161
Cintas Corp.(b)	50,300	2,521,539
Concord EFS, Inc.(a)(b)	143,300	2,126,572
Convergys Corp.(a)	47,900	836,334
Deluxe Corp.	14,100	582,753
eBay, Inc.(a)(b)	176,500	11,400,135
Fiserv, Inc.(a)	51,800	2,046,618
Monster Worldwide, Inc.(a)(b)	35,100	770,796

		26,698,908

Computers — 3.3%
Apple Computer, Inc.(a)	101,200	2,162,644
Citrix Systems, Inc.(a)	46,800	992,628
Comverse Technology, Inc.(a)(b)	52,000	914,680
Dell, Inc.(a)	715,200	24,288,192
Hewlett-Packard Co.(b)	845,916	19,430,690
International Business Machines Corp.	481,500	44,625,420
Sun Microsystems, Inc.(a)	882,900	3,964,221

		96,378,475

Computer Services — 7.6%
Adobe Systems, Inc.(b)	62,600	2,460,180
Autodesk, Inc.	33,600	825,888
Automatic Data Processing, Inc.	165,500	6,555,455
Avaya, Inc.(a)	111,908	1,448,090
BMC Software, Inc.(a)	67,600	1,260,740
Cisco Systems, Inc.(a)	1,928,400	46,840,836
Computer Associates International, Inc.(b)	159,243	4,353,704
Computer Sciences Corp.(a)(b)	49,200	2,176,116
Compuware Corp.(a)	108,600	655,944
EMC Corp.(a)	652,074	8,424,796
First Data Corp.(b)	208,000	8,546,720
Gateway, Inc.(a)	106,800	491,280
Intuit, Inc.(a)(b)	57,200	3,026,452
Lexmark International, Inc.(a)	36,314	2,855,733

SEE NOTES TO FINANCIAL STATEMENTS.

B120

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Computer Services (cont’d.)
Mercury Interactive Corp.(a)(b)	25,000	$1,216,000
Micron Technology, Inc.(a)(b)	170,700	2,299,329
Microsoft Corp.	3,005,100	82,760,454
NCR Corp.(a)(b)	25,900	1,004,920
Network Appliance, Inc.(a)(b)	92,400	1,896,972
Novell, Inc.(a)(b)	106,100	1,116,172
NVIDIA Corp.(a)(b)	44,000	1,023,000
Oracle Corp.(a)	1,450,320	19,144,224
Parametric Technology Corp.(a)	97,000	382,180
Peoplesoft, Inc.(a)	97,000	2,211,600
Siebel Systems, Inc.(a)	134,900	1,871,063
SunGuard Data Systems, Inc.(a)	75,500	2,092,105
Symantec Corp.(a)(b)	84,200	2,917,530
Symbol Technologies, Inc.	67,400	1,138,386
Unisys Corp.(a)	95,000	1,410,750
VERITAS Software Corp.(a)(b)	115,559	4,294,172
Yahoo!, Inc.(a)(b)	179,600	8,112,532

		224,813,323

Construction — 0.2%
Centex Corp.(b)	16,500	1,776,225
Fluor Corp.(b)	23,500	931,540
KB HOME	14,166	1,027,318
Pulte Corp.(b)	16,100	1,507,282
Vulcan Materials Co.(b)	28,200	1,341,474

		6,583,839

Consumer Products
Tupperware Corp.	22,300	386,682

Containers — 0.1%
Ball Corp.	14,100	839,937
Bemis Co., Inc.	16,100	805,000
Pactiv Corp.(a)	43,900	1,049,210

		2,694,147

Cosmetics & Soaps — 2.2%
Alberto-Culver Co. (Class “B” Stock)	15,200	958,816
Avon Products, Inc.	64,300	4,339,607
Clorox Co.(b)	59,500	2,889,320
Colgate-Palmolive Co.	147,100	7,362,355
Gillette Co.	291,200	10,695,776
International Flavors & Fragrances, Inc.	29,400	1,026,648
Procter & Gamble Co.(b)	359,804	35,937,223

		63,209,745

Diversified Consumer Products — 1.1%
Altria Group, Inc.	562,700	30,622,134
Eastman Kodak Co.(b)	84,600	2,171,682

		32,793,816

Diversified Manufacturing Operations — 3.1%
American Standard Cos., Inc.(a)	20,900	2,104,630
Cooper Industries, Ltd. (Class “A” Stock)	25,000	1,448,250
General Electric Co.	2,783,700	86,239,026

		89,791,906

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Diversified Office Equipment — 0.3%
Avery Dennison Corp.	32,000	$1,792,640
Pitney Bowes, Inc.	66,900	2,717,478
Xerox Corp.(a)(b)	215,792	2,977,930

		7,488,048

Diversified Operations — 0.1%
Corning, Inc.(a)(b)	362,900	3,785,047

Drugs & Medical Supplies — 10.4%
Abbott Laboratories	434,300	20,238,380
Allergan, Inc.	34,900	2,680,669
AmerisourceBergen Corp.(b)	31,200	1,751,880
Bard, (C.R.), Inc.(b)	13,300	1,080,625
Bausch & Lomb, Inc.(b)	17,100	887,490
Baxter International, Inc.(b)	171,800	5,243,336
Becton Dickinson & Co.	72,600	2,986,764
Biogen Idec, Inc.(a)(b)	88,925	3,270,661
Biomet, Inc.	71,225	2,593,302
Boston Scientific Corp.(a)(b)	228,600	8,403,336
Bristol-Myers Squibb Co.	538,460	15,399,956
Cardinal Health, Inc.(b)	122,775	7,508,919
Genzyme Corp.(a)(b)	62,300	3,073,882
Guidant Corp.	83,700	5,038,740
Johnson & Johnson	827,671	42,757,484
King Pharmaceuticals, Inc.(a)(b)	71,633	1,093,120
Lilly (Eli) & Co.	310,700	21,851,531
Medtronic, Inc.(b)	338,700	16,464,207
Merck & Co., Inc.	620,200	28,653,240
Pfizer, Inc.	2,130,208	75,260,249
Quest Diagnostics, Inc.(b)	30,300	2,215,233
Schering-Plough Corp.	407,200	7,081,208
St. Jude Medical, Inc.(a)(b)	50,700	3,110,445
Stryker Corp.	55,000	4,675,550
Watson Pharmaceuticals, Inc.(a)	31,400	1,444,400
Wyeth	368,600	15,647,070
Zimmer Holdings, Inc.(a)	63,486	4,469,414

		304,881,091

Education — 0.1%
Apollo Group, Inc. (Class “A” Stock)(a)(b)	47,700	3,243,600

Electrical Services — 0.2%
American Power Conversion	57,700	1,410,765
Power-One, Inc.(a)	20,000	216,600
TXU Corp.(b)	87,606	2,078,014
Xcel Energy, Inc.	109,495	1,859,225

		5,564,604

Electronics — 5.0%
Advanced Micro Devices, Inc.(a)(b)	108,200	1,612,180
Altera Corp.(a)	108,500	2,462,950
Analog Devices, Inc.	99,800	4,555,870
Applied Materials, Inc.(a)	459,300	10,311,285
Applied Micro Circuits Corp.(a)	97,000	580,060
Broadcom Corp.(a)(b)	79,800	2,720,382
Electronic Arts, Inc.(a)(b)	80,400	3,841,512
Electronic Data Systems Corp.(b)	128,300	3,148,482
Emerson Electric Co.	115,700	7,491,575

SEE NOTES TO FINANCIAL STATEMENTS.

B121

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Electronics (cont’d.)
Intel Corp.(b)	1,809,600	$58,269,120
Jabil Circuit, Inc.(a)(b)	54,600	1,545,180
JDS Uniphase Corp.(a)(b)	410,100	1,496,865
KLA-Tencor Corp.(a)	51,400	3,015,638
Linear Technology Corp.	88,100	3,706,367
LSI Logic Corp.(a)(b)	110,800	982,796
Maxim Integrated Products, Inc.	89,800	4,472,040
Molex, Inc.(b)	50,500	1,761,945
National Semiconductor Corp.(a)	50,800	2,002,028
Novellus Systems, Inc.(a)(b)	40,000	1,682,000
Perkin Elmer, Inc.	36,000	614,520
Pinnacle West Capital Corp.	26,000	1,040,520
PMC-Sierra, Inc.(a)(b)	48,800	983,320
PPL Corp.(b)	47,000	2,056,250
QLogic Corp.(a)(b)	25,900	1,336,440
RadioShack Corp.(b)	48,660	1,492,889
Sanmina Corp.(a)	150,600	1,899,066
Solectron Corp.(a)(b)	247,000	1,459,770
Tektronix, Inc.	22,700	717,320
Teradyne, Inc.(a)(b)	57,000	1,450,650
Texas Instruments, Inc.	478,200	14,049,516
Thomas & Betts Corp.(b)	20,800	476,112
Waters Corp.(a)	38,500	1,276,660
Xilinx, Inc.(a)(b)	94,900	3,676,426

		148,187,734

Financial Services — 9.0%
Ambac Financial Group, Inc.	30,000	2,081,700
American Express Co.	360,200	17,372,446
Bear Stearns Cos., Inc.(b)	27,310	2,183,434
Citigroup, Inc.	1,433,576	69,585,779
Countrywide Credit Industries, Inc.(b)	50,267	3,812,727
Equifax, Inc.(b)	41,300	1,011,850
Fannie Mae	272,100	20,423,826
Federated Investors, Inc. (Class “B” Stock)	26,500	778,040
FleetBoston Financial Corp.	290,766	12,691,936
Franklin Resources, Inc.(b)	67,800	3,529,668
Freddie Mac	191,700	11,179,944
Goldman Sachs Group, Inc.(b)	132,200	13,052,106
H&R Block, Inc.	51,600	2,857,092
J.P. Morgan Chase & Co.	564,066	20,718,144
Janus Capital Group, Inc.	62,600	1,027,266
Lehman Brothers Holdings, Inc.	75,200	5,806,944
Marshall & Ilsley Corp.	62,400	2,386,800
MBNA Corp.	355,652	8,837,952
Merrill Lynch & Co., Inc.	259,300	15,207,945
Moody’s Corp.	41,760	2,528,568
Morgan Stanley(b)	302,310	17,494,680
Paychex, Inc.(b)	103,650	3,855,780
Regions Financial Corp.	62,800	2,336,160
Schwab (Charles) Corp.(b)	374,100	4,429,344
SLM Corp.	128,100	4,826,808
Synovus Financial Corp.(b)	85,100	2,461,092
T. Rowe Price Group, Inc.(b)	36,000	1,706,760
Washington Mutual, Inc.	257,122	10,315,735

		264,500,526

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Food & Beverage — 4.1%
Adolph Coors Co.(b)	10,800	$605,880
Anheuser-Busch Cos., Inc.	232,200	12,232,296
Archer-Daniels-Midland Co.	181,938	2,769,096
Brown-Forman Corp. (Class “B” Stock)	16,300	1,523,235
Campbell Soup Co.(b)	111,800	2,996,240
Coca-Cola Co.	684,200	34,723,150
Coca-Cola Enterprises, Inc.	122,800	2,685,636
ConAgra Foods, Inc.	147,100	3,881,969
General Mills, Inc.	103,400	4,684,020
Heinz (H.J.) & Co.	98,850	3,601,106
Hershey Foods Corp.	36,500	2,810,135
Kellogg Co.	114,400	4,356,352
McCormick & Co., Inc.(b)	36,300	1,092,630
Monsanto Co.(b)	76,398	2,198,734
Pepsi Bottling Group, Inc.	79,200	1,915,056
PepsiCo, Inc.	480,940	22,421,423
Sara Lee Corp.	215,800	4,685,018
Sysco Corp.(b)	178,700	6,653,001
Wrigley (William) Jr. Co.	62,800	3,529,988

		119,364,965

Forest Products — 0.6%
Boise Cascade Corp.	19,886	653,454
Georgia-Pacific Corp.	68,039	2,086,756
International Paper Co.	131,467	5,667,542
Louisiana-Pacific Corp.(a)	22,000	393,360
MeadWestvaco Corp.	57,289	1,704,348
Plum Creek Timber Co., Inc.(b)	53,300	1,622,985
Temple-Inland, Inc.	16,000	1,002,720
Weyerhaeuser Co.(b)	61,300	3,923,200

		17,054,365

Gas Pipelines — 0.2%
Cinergy Corp.	48,339	1,876,037
Peoples Energy Corp.(b)	11,400	479,256
Sempra Energy(b)	63,054	1,895,403
Williams Cos., Inc.(b)	157,100	1,542,722

		5,793,418

Hospitals/Healthcare Management — 2.6%
Aetna, Inc.(b)	43,112	2,913,509
Agilent Technologies, Inc.(a)	127,913	3,740,176
Amgen, Inc.(a)	357,164	22,072,735
Anthem, Inc.(a)(b)	40,000	3,000,000
Applera Corp.-Applied Biosystems Group(b)	60,000	1,242,600
Chiron Corp.(a)(b)	51,600	2,940,684
Express Scripts, Inc.(a)(b)	21,200	1,408,316
Forest Laboratories, Inc.(a)	100,800	6,229,440
HCA, Inc.(b)	142,598	6,126,010
Health Management Associates, Inc. (Class “A” Stock)(b)	66,300	1,591,200
Humana, Inc.(a)	46,100	1,053,385
IMS Health, Inc.	69,020	1,715,837
Manor Care, Inc.(b)	22,950	793,382
McKesson Corp.(b)	81,107	2,608,401
Medco Health Solutions, Inc.(a)	74,796	2,542,316

SEE NOTES TO FINANCIAL STATEMENTS.

B122

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Hospitals/Healthcare Management (cont’d.)
MedImmune, Inc.(a)	68,200	$1,732,280
Tenet Healthcare Corp.(a)	127,100	2,039,955
UnitedHealth Group, Inc.(b)	167,000	9,716,060
Wellpoint Health Networks, Inc.(a)	40,800	3,957,192

		77,423,478

Household Products & Personal Care — 0.3%
Kimberly-Clark Corp.	143,188	8,460,979
Leggett & Platt, Inc.(b)	56,400	1,219,932

		9,680,911

Housing Related — 0.3%
Masco Corp.(b)	135,500	3,714,055
Maytag Corp.	21,800	607,130
Newell Rubbermaid, Inc.	72,249	1,645,110
Stanley Works	25,800	977,046
Whirlpool Corp.(b)	19,300	1,402,145

		8,345,486

Human Resources
Robert Half International, Inc.(a)(b)	52,300	1,220,682

Insurance — 4.4%
ACE, Ltd.	75,200	3,114,784
AFLAC, Inc.	141,800	5,130,324
Allstate Corp.	193,688	8,332,458
American International Group, Inc.	724,187	47,999,114
Aon Corp.(b)	90,425	2,164,775
Chubb Corp.(b)	53,400	3,636,540
CIGNA Corp.	41,000	2,357,500
Cincinnati Financial Corp.	43,200	1,809,216
Hartford Financial Services Group, Inc.(b)	80,400	4,746,012
Jefferson-Pilot Corp.	38,418	1,945,872
John Hancock Financial Services, Inc.	79,300	2,973,750
Lincoln National Corp.	47,700	1,925,649
Loews Corp.	51,800	2,561,510
Marsh & McLennan Cos., Inc.(b)	148,600	7,116,454
MBIA, Inc.(b)	41,650	2,466,929
MetLife, Inc.	209,200	7,043,764
MGIC Investment Corp.(b)	27,900	1,588,626
Principal Financial Group, Inc.	92,000	3,042,440
Progressive Corp.	60,700	5,073,913
SAFECO Corp.(b)	37,400	1,455,982
St. Paul Cos., Inc.	63,410	2,514,206
Torchmark Corp.	31,000	1,411,740
Travelers Property Casualty Corp. (Class “B” Stock)	281,469	4,776,529
UnumProvident Corp.(b)	80,456	1,268,791
XL Capital, Ltd. (Bermuda) (Class “A” Stock)	39,700	3,078,735

		129,535,613

Leisure — 1.0%
Brunswick Corp.	26,400	840,312
Carnival Corp.(b)	174,600	6,936,858
Disney (Walt) Co.(b)	564,501	13,169,808

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Leisure (cont’d.)
Harrah’s Entertainment, Inc.	29,750	$1,480,658
Hilton Hotels Corp.(b)	104,800	1,795,224
Marriott International, Inc. (Class “A” Stock)	63,600	2,938,320
Sabre Group Holdings, Inc. (Class “A” Stock)	42,419	915,826
Starwood Hotels & Resorts Worldwide, Inc.	56,800	2,043,096

		30,120,102

Machinery — 0.8%
Caterpillar, Inc.(b)	94,400	7,837,088
Deere & Co.(b)	67,400	4,384,370
Dover Corp.	58,200	2,313,450
Eaton Corp.	21,600	2,332,368
Ingersoll-Rand Co. (Class “A” Stock)	46,250	3,139,450
Parker Hannifin Corp.(b)	34,425	2,048,287
Snap-on, Inc.	14,300	461,032
Thermo Electron Corp.(a)	46,400	1,169,280

		23,685,325

Media — 3.4%
Clear Channel Communications, Inc.	172,500	8,078,175
Comcast Corp. (Class “A” Stock)(a)	626,530	20,594,041
Dow Jones & Co., Inc.(b)	22,800	1,136,580
Gannett Co., Inc.	75,600	6,740,496
Interpublic Group of Cos., Inc.(a)(b)	116,200	1,812,720
Knight-Ridder, Inc.(b)	23,000	1,779,510
McGraw Hill, Inc.	54,200	3,789,664
Meredith Corp.(b)	13,800	673,578
New York Times Co. (Class “A” Stock)	41,500	1,983,285
R.R. Donnelley & Sons, Co.(b)	31,200	940,680
Time Warner, Inc.(a)(b)	1,252,820	22,538,232
Tribune Co.	85,200	4,396,320
Univision Communications, Inc. (Class “A” Stock)(a)	91,500	3,631,635
Viacom, Inc. (Class “B” Stock)(b)	486,136	21,574,716

		99,669,632

Metals – Ferrous — 0.1%
Allegheny Technologies, Inc.	28,940	382,587
Nucor Corp.	21,800	1,220,800
United States Steel Corp.(b)	31,540	1,104,531
Worthington Industries, Inc.(b)	24,000	432,720

		3,140,638

Metals – Non Ferrous — 0.3%
Alcoa, Inc.(b)	237,776	9,035,488

Mineral Resources — 0.2%
Burlington Resources, Inc.(b)	57,417	3,179,753
Phelps Dodge Corp.(a)(b)	23,528	1,790,246

		4,969,999

SEE NOTES TO FINANCIAL STATEMENTS.

B123

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Miscellaneous – Basic Industry — 2.1%
AES Corp.(a)(b)	161,700	$1,526,448
BB&T Corp.(b)	152,400	5,888,736
Crane Co.	14,325	440,351
Danaher Corp.(b)	41,400	3,798,450
Ecolab, Inc.	73,800	2,019,906
Fortune Brands, Inc.	41,600	2,973,984
Honeywell, Inc.	241,050	8,058,302
Illinois Tool Works, Inc.	85,200	7,149,132
International Game Technology(b)	98,000	3,498,600
ITT Industries, Inc.	25,000	1,855,250
Millipore Corp.(a)(b)	14,200	611,310
Pall Corp.(b)	36,000	965,880
PPG Industries, Inc.	46,600	2,983,332
Sealed Air Corp.(a)	22,910	1,240,347
Textron, Inc.	35,100	2,002,806
Tyco International, Ltd.(b)	550,743	14,594,689
W.W. Grainger, Inc.	23,200	1,099,448

		60,706,971

Miscellaneous – Consumer Growth/Staple — 0.7%
3M Co.	218,000	18,536,540
American Greetings Corp. (Class “A” Stock)(a)(b)	20,800	454,896
Black & Decker Corp.	21,200	1,045,584

		20,037,020

Oil & Gas — 4.0%
Amerada Hess Corp.	25,500	1,355,835
Anadarko Petroleum Corp.	68,063	3,471,893
Ashland, Inc.	18,600	819,516
ChevronTexaco Corp.(b)	296,361	25,602,627
El Paso Corp.(b)	156,311	1,280,187
EOG Resources, Inc.	29,500	1,362,015
Exxon Mobil Corp.	1,846,170	75,692,970
Kerr-McGee Corp.	28,126	1,307,578
Marathon Oil Corp.	86,300	2,855,667
NICOR, Inc.	14,200	483,368
Sunoco, Inc.	22,500	1,150,875
Unocal Corp.	71,200	2,622,296

		118,004,827

Oil & Gas Exploration/Production — 0.7%
ConocoPhillips	188,497	12,359,748
Devon Energy Corp.	63,400	3,630,284
Occidental Petroleum Corp.	102,800	4,342,272

		20,332,304

Oil & Gas Services — 1.1%
Apache Corp.(b)	44,425	3,602,868
Baker Hughes, Inc.	95,130	3,059,381
BJ Services Co.(a)	43,700	1,568,830
Halliburton Co.(b)	118,300	3,075,800
Kinder Morgan, Inc.	35,000	2,068,500
Nabors Industries, Ltd. (Barbados)(a)(b)	39,500	1,639,250
Noble Corp.(a)	40,600	1,452,668
PG&E Corp.(a)(b)	117,500	3,262,975
Rowan Cos., Inc.(a)(b)	28,700	664,979
Schlumberger, Ltd.	163,700	8,957,664
Transocean Sedco Forex, Inc.(a)(b)	85,033	2,041,642

		31,394,557

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Precious Metals — 0.3%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)(b)	48,900	$2,060,157
Newmont Mining Corp.	118,403	5,755,570

		7,815,727

Railroads — 0.4%
Burlington Northern Santa Fe Corp.	100,026	3,235,841
CSX Corp.	57,412	2,063,387
Norfolk Southern Corp.	110,500	2,613,325
Union Pacific Corp.(b)	71,700	4,981,716

		12,894,269

Real Estate Investment Trust — 0.4%
Apartment Investment & Management Co. (Class “A” Stock)	27,500	948,750
Equity Office Properties Trust	109,400	3,134,310
Equity Residential Properties Trust(b)	71,600	2,112,916
ProLogis	51,200	1,643,008
Simon Property Group, Inc.(b)	53,300	2,469,922

		10,308,906

Restaurants — 0.5%
Darden Restaurants, Inc.	50,250	1,057,260
McDonald’s Corp.	350,200	8,695,466
Wendy’s International, Inc.	30,700	1,204,668
Yum! Brands, Inc.(a)	82,400	2,834,560

		13,791,954

Retail — 6.6%
Albertson’s, Inc.(b)	97,944	2,218,432
AutoNation, Inc.(a)	79,500	1,460,415
AutoZone, Inc.(a)(b)	24,100	2,053,561
Bed Bath & Beyond, Inc.(a)	82,200	3,563,370
Best Buy Co., Inc.	89,450	4,672,868
Big Lots, Inc.(a)	35,200	500,192
Circuit City Stores, Inc.	66,200	670,606
Costco Wholesale Corp.(a)	126,532	4,704,460
CVS Corp.	110,000	3,973,200
Dillard’s, Inc. (Class “A” Stock)	25,750	423,845
Dollar General Corp.	90,203	1,893,361
Family Dollar Stores, Inc.	45,600	1,636,128
Federated Department Stores, Inc.(b)	51,100	2,408,343
Gap, Inc.(b)	244,287	5,669,901
Home Depot, Inc.	640,719	22,739,117
J.C. Penney Co., Inc.(b)	76,600	2,013,048
Kohl’s Corp.(a)(b)	93,700	4,210,878
Kroger Co.(a)(b)	213,600	3,953,736
Limited Brands	148,196	2,671,974
Liz Claiborne, Inc.	31,800	1,127,628
Lowe’s Cos., Inc.(b)	216,400	11,986,396
May Department Stores Co.(b)	79,600	2,313,972
Nordstrom, Inc.(b)	38,300	1,313,690
Office Depot, Inc.(a)	89,000	1,487,190
Safeway, Inc.(a)(b)	124,600	2,729,986
Sears, Roebuck & Co.(b)	68,800	3,129,712

SEE NOTES TO FINANCIAL STATEMENTS.

B124

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Retail (cont’d.)
Sherwin-Williams Co.	39,700	$1,379,178
Staples, Inc.(a)(b)	136,800	3,734,640
Starbucks Corp.(a)	104,600	3,458,076
Supervalu, Inc.	39,000	1,115,010
Target Corp.(b)	251,368	9,652,531
Tiffany & Co.	39,300	1,776,360
TJX Cos., Inc.(b)	145,200	3,201,660
Toys ‘R’ Us, Inc.(a)	61,250	774,200
Wal-Mart Stores, Inc.	1,206,400	63,999,520
Walgreen Co.	288,000	10,477,440
Winn-Dixie Stores, Inc.(b)	36,900	367,155

		195,461,779

Rubber — 0.1%
B.F. Goodrich Co.	31,800	944,142
Cooper Tire & Rubber Co.	23,800	508,844
Goodyear Tire & Rubber Co.(a)	49,200	386,712

		1,839,698

Telecommunications — 4.3%
ADC Telecommunications, Inc.(a)	232,400	690,228
Alltel Corp.	87,800	4,089,724
Andrew Corp.(a)(b)	33,112	381,119
AT&T Corp.(b)	219,073	4,447,182
AT&T Wireless Services, Inc.(a)(b)	747,343	5,971,271
BellSouth Corp.	512,200	14,495,260
CenturyTel, Inc.(b)	40,100	1,308,062
CIENA Corp.(a)(b)	115,000	763,600
Citizens Communications Co.(a)(b)	83,000	1,030,860
Lucent Technologies, Inc.(a)(b)	1,120,305	3,181,666
Motorola, Inc.(b)	641,295	9,023,021
Nextel Communications, Inc. (Class “A” Stock)(a)(b)	305,900	8,583,554
QUALCOMM, Inc.(b)	220,100	11,869,993
Qwest Communications International, Inc.(a)(b)	473,947	2,047,451
SBC Communications, Inc.	925,774	24,134,928
Scientific-Atlanta, Inc.	46,800	1,277,640
Sprint Corp.(b)	245,700	4,034,394
Sprint Corp. (PCS Group)(a)(b)	286,200	1,608,444
Tellabs, Inc.(a)	116,000	977,880
Verizon Communications, Inc.	768,138	26,946,281

		126,862,558

Textiles
VF Corp.	27,536	1,190,657

Tobacco — 0.1%
R.J. Reynolds Tobacco Holdings, Inc.(b)	22,000	1,279,300
UST, Inc.(b)	48,900	1,745,241

		3,024,541

Toy Manufacturer — 0.1%
Hasbro, Inc.(b)	47,650	1,013,992
Mattel, Inc.(b)	120,281	2,317,815

		3,331,807

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Trucking & Shipping — 1.0%
FedEx Corp.	84,340	$5,692,950
Ryder System, Inc.	17,600	601,040
United Parcel Service, Inc. (Class “B” Stock)(b)	312,100	23,267,055

		29,561,045

Utilities – Electric — 1.6%
Allegheny Energy, Inc.(a)	35,200	449,152
Ameren Corp.(b)	46,200	2,125,200
American Electric Power Co., Inc.	107,940	3,293,249
Calpine Corp.(a)(b)	95,000	456,950
CenterPoint Energy, Inc.(b)	90,610	878,011
CMS Energy Corp.(a)	43,100	367,212
Consolidated Edison, Inc.(b)	62,700	2,696,727
Constellation Energy Group	46,850	1,834,646
Dominion Resources, Inc.(b)	90,142	5,753,764
DTE Energy Co.(b)	48,700	1,918,780
Duke Energy Co.(b)	249,262	5,097,408
Edison International(b)	95,900	2,103,087
Entergy Corp.	63,200	3,610,616
FirstEnergy Corp.	91,236	3,211,507
FPL Group, Inc.(b)	50,700	3,316,794
Public Service Enterprise Group, Inc.(b)	63,700	2,790,060
Southern Co.	199,500	6,034,875
TECO Energy, Inc.(b)	43,700	629,717

		46,567,755

Utilities – Electric & Gas — 0.4%
Dynegy, Inc. (Class “A” Stock)(a)(b)	113,300	484,924
Exelon Corp.	90,875	6,030,465
KeySpan Corp.	43,400	1,597,120
NiSource, Inc.	73,000	1,601,620
Progress Energy, Inc.	65,214	2,951,586

		12,665,715

Waste Management — 0.2%
Allied Waste Industries, Inc.(a)(b)	69,000	957,720
Waste Management, Inc.	161,630	4,784,248

		5,741,968

TOTAL COMMON STOCKS (cost $2,202,576,118)		2,853,639,430

CONTINGENT VALUE OBLIGATION
Utilities — Electric & Gas
Progress Energy, Inc.(a)(e) (cost $17,640)	36,000	0

TOTAL LONG-TERM INVESTMENTS (cost $2,202,593,758)		2,853,639,430

SHORT-TERM INVESTMENTS — 26.1%
Mutual Fund — 25.9%
Dryden Core Investment Fund —Taxable Money Market Series (Note 4)(c)	762,416,165	762,416,165

SEE NOTES TO FINANCIAL STATEMENTS.

B125

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

SHORT-TERM INVESTMENTS (Continued)	Principal Amount (000)	Value (Note 2)

U.S. Government Obligation — 0.2%
United States Treasury Bill(d)(f) 0.87%, 3/18/04	$5,500	$5,489,736

TOTAL SHORT-TERM INVESTMENTS (cost $767,905,901)		767,905,901

TOTAL INVESTMENTS — 123.1% (cost $2,970,499,659; Note 6)		3,621,545,331
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(g)		218,225
LIABILITIES IN EXCESS OF OTHER ASSETS — (23.1)%		(680,860,917)

NET ASSETS — 100%		$2,940,902,639

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $659,448,903; cash collateral of $684,279,573 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Indicates a fair valued security.

(f)	Rate quoted represents yield-to-maturity at purchase date.

(g)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation
Long Positions:
301	S&P 500 Index	Mar 04	$80,620,326	$83,572,650	$2,952,324

SEE NOTES TO FINANCIAL STATEMENTS.

B126

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 95.3%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 3.8%
General Dynamics Corp.	289,100	$26,131,749
Northrop Grumman Corp.	310,400	29,674,240

		55,805,989

Biotechnology — 0.6%
MedImmune, Inc.(a)	344,200	8,742,680

Capital Markets — 8.2%
Bank of New York Co., Inc. (The)	455,100	15,072,912
Goldman Sachs Group, Inc. (The)	77,200	7,621,956
J.P. Morgan Chase & Co.(b)	597,600	21,949,848
Lehman Brothers Holdings, Inc.(b)	381,200	29,436,264
Mellon Financial Corp.(b)	461,800	14,828,398
Merrill Lynch & Co., Inc.(b)	401,200	23,530,380
Morgan Stanley(b)	128,500	7,436,295

		119,876,053

Chemicals — 1.1%
IMC Global, Inc.(b)	863,500	8,574,555
Lyondell Chemical Co.(b)	421,800	7,149,510

		15,724,065

Commercial Banks — 1.0%
FleetBoston Financial Corp.	333,500	14,557,275

Commercial Services & Supplies — 3.5%
Allied Waste Industries, Inc.(a)(b)	858,800	11,920,144
Cendant Corp.(a)(b)	741,500	16,513,205
Waste Management, Inc.	775,000	22,940,000

		51,373,349

Communications Equipment — 1.0%
Harris Corp.	283,700	10,766,415
Motorola, Inc.	229,600	3,230,472

		13,996,887

Computers & Peripherals — 1.4%
Hewlett-Packard Co.	880,250	20,219,342

Consumer Finance — 0.8%
American Express Services Co.	244,700	11,801,881

Diversified Financial Services — 4.0%
Citigroup, Inc.	1,203,500	58,417,890

Diversified Telecommunication Services — 2.8%
SBC Communications, Inc.(b)	955,600	24,912,492
Verizon Communications, Inc.	443,600	15,561,488

		40,473,980

Electric Utilities — 4.9%
DTE Energy Co.(b)	368,300	14,511,020
FirstEnergy Corp.	880,900	31,007,680
PG&E Corp.(a)(b)	382,600	10,624,802
TXU Corp.(b)	629,000	14,919,880

		71,063,382

Electronic Equipment & Instruments — 0.5%
Agilent Technologies, Inc.(a)	240,300	7,026,372

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Energy Equipment & Services — 9.4%
Baker Hughes, Inc.	603,700	$19,414,992
ENSCO International, Inc.	1,061,900	28,851,823
GlobalSantaFe Corp.(b)	1,066,400	26,478,712
Halliburton Co.(b)	1,084,900	28,207,400
Rowan Cos., Inc.(a)	411,000	9,522,870
Schlumberger, Ltd.	454,900	24,892,128

		137,367,925

Food & Staples Retailing — 3.0%
Kroger Co. (The)(a)	1,546,000	28,616,460
Safeway, Inc.(a)	683,600	14,977,676

		43,594,136

Food Products — 2.0%
ConAgra Foods, Inc.(b)	547,600	14,451,164
Kraft Foods, Inc. (Class “A” Stock)(b)	466,600	15,033,852

		29,485,016

Healthcare Providers & Services — 4.2%
CIGNA Corp.	268,100	15,415,750
Laboratory Corp. of America Holdings(a)(b)	400,000	14,780,000
Medco Health Solutions, Inc.(a)	372,404	12,658,012
Pacificare Health Systems, Inc.(a)	102,800	6,949,280
Tenet Healthcare Corp.(a)	701,000	11,251,050

		61,054,092

Hotels, Restaurants & Leisure — 1.8%
Brinker International, Inc.(a)	398,600	13,217,576
McDonald’s Corp.	523,700	13,003,471

		26,221,047

Household Products — 2.1%
Kimberly-Clark Corp.	517,100	30,555,439

Industrial Conglomerates — 1.7%
Tyco International, Ltd. (Bermuda)(b)	925,700	24,531,050

Insurance — 6.5%
Allstate Corp.	331,600	14,265,432
Hartford Financial Services Group, Inc.(b)	320,700	18,930,921
Travelers Property Casualty Corp. (Class “A” Stock)	1,056,445	17,727,147
UnumProvident Corp.(b)	466,300	7,353,551
XL Capital, Ltd. (Class “A” Stock)(b)	472,700	36,657,885

		94,934,936

Machinery — 0.5%
Navistar International Corp.(a)(b)	170,100	8,146,089

Media — 6.1%
Hughes Electronics Corp.(a)	885,281	14,651,401
Liberty Media Corp. (Class “A” Stock)(a)(b)	1,666,100	19,809,929
New York Times Co. (The) (Class “A” Stock)	207,600	9,921,204

SEE NOTES TO FINANCIAL STATEMENTS.

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VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Media (cont’d.)
News Corp., Ltd. (The), ADR (Australia)	820,801	$24,829,239
Time Warner, Inc.(a)(b)	426,800	7,678,132
Viacom, Inc. (Class “B” Stock)	273,800	12,151,244

		89,041,149

Office Electronics — 1.8%
Xerox Corp.(a)(b)	1,932,700	26,671,260

Oil & Gas — 5.8%
Apache Corp.(b)	133,710	10,843,881
ExxonMobil Corp.	537,900	22,053,900
Occidental Petroleum Corp.	546,600	23,088,384
Royal Dutch Petroleum Co. (Netherlands)	52,300	2,739,997
Total SA, ADR (France)	283,600	26,235,836

		84,961,998

Paper & Forest Products — 4.1%
Boise Cascade Corp.	324,000	10,646,640
Georgia-Pacific Corp.	605,500	18,570,685
International Paper Co.	701,300	30,233,043

		59,450,368

Pharmaceuticals — 3.6%
Novartis AG, ADR (Switzerland)	358,400	16,446,976
Pfizer, Inc.	640,140	22,616,146
Wyeth	305,542	12,970,258

		52,033,380

Road & Rail — 1.2%
Union Pacific Corp.	246,600	17,133,768

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment — 0.1%
Agere Systems, Inc. (Class “B” Stock)(a)	679,800	$1,971,420

Software — 2.0%
Mentor Graphics Corp.(a)	991,200	14,412,048
Microsoft Corp.	529,600	14,585,184

		28,997,232

Specialty Retail — 2.1%
Limited Brands	577,200	10,406,916
Toys “R” Us, Inc.(a)	1,554,800	19,652,672

		30,059,588

Tobacco — 3.7%
Altria Group, Inc.(b)	750,500	40,842,210
Loews Corp. — Carolina Group	540,400	13,639,696

		54,481,906

TOTAL LONG-TERM INVESTMENTS (cost $1,186,265,947)		1,389,770,944

SHORT-TERM INVESTMENT — 25.6%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series, (cost $374,016,849; Note 4)(c)	374,016,849	374,016,849

TOTAL INVESTMENTS — 120.9% (cost $1,560,282,796; Note 6)		1,763,787,793

LIABILITIES IN EXCESS OF OTHER ASSETS — (20.9)%		(304,764,400)

NET ASSETS — 100%		$1,459,023,393

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $264,057,525; cash collateral $281,152,744 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

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ZERO COUPON BOND PORTFOLIO 2005

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 98.4% LONG-TERM BONDS	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS
Federal National Mortgage Association	01/24/05	$ 1,400	$1,376,154
Federal National Mortgage Association	01/24/06	2,320	2,211,816
Financing Corp.	03/07/04	3,350	3,342,328
Financing Corp.	02/08/05	688	676,257
Financing Corp.	11/11/05	425	409,017
Financing Corp.	08/08/07	2,070	1,854,047
United States Treasury Bond	08/15/05	37,295	36,343,194
United States Treasury Bond	02/15/06	7,970	7,659,704
United States Treasury Bond	08/15/07	9,950	9,009,526

TOTAL LONG-TERM INVESTMENTS (cost $59,113,781)			62,882,043

		Shares
SHORT-TERM INVESTMENT — 1.7%
MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $1,069,751; Note 4)		1,069,751	1,069,751

TOTAL INVESTMENTS — 100.1% (cost $60,183,532; Note 6)			63,951,794
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%			(55,241)

NET ASSETS — 100.0%			$63,896,553

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND, INC.

Note 1:	General

The Prudential Series Fund, Inc. (“Series Fund”), a Maryland corporation, organized on November 15, 1982, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Series Fund is composed of thirty-six Portfolios (“Portfolio” or “Portfolios”), each with a separate series of capital stock.

The Portfolios of the Series Fund have the following as investment objectives:

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio by investing in a mix of equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital by investing in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The types of debt obligations in which the Portfolio can invest include U.S. government securities, mortgage-related securities and corporate bonds.

Diversified Conservative Growth Portfolio:    Current income and a reasonable level of capital appreciation by investing primarily in a diversified portfolio of debt and equity securities.

Equity Portfolio:    Capital appreciation by investing primarily in stocks of major, established corporations as well as small companies.

Flexible Managed Portfolio:    High total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio:    Long-term growth of capital by investing primarily in equity and equity-related securities of foreign and U.S. companies.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital by investing primarily in intermediate and long-term U.S. government securities, including U.S. Treasuries and agencies and mortgage-related securities.

High Yield Bond Portfolio:    High total return by investing primarily in medium to lower rated debt securities.

Jennison Portfolio:    Long-term growth of capital by investing primarily in equity securities of established companies that the Portfolio manager believes offer above-average growth prospects.

Jennison 20/20 Focus Portfolio:    Long-term growth of capital by investing primarily in up to 40 equity securities of U.S. companies that the Portfolio managers believe to have strong capital appreciation potential.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S government and its agencies, as well as commercial paper, asset backed securities, certificates of deposit and other obligations issued by banks, corporations and other companies, that generally mature in 13 months or less.

Natural Resources Portfolio:    Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

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Small Capitalization Stock Portfolio:    Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor’s Small Capitalization Stock Index (the “S&P 600 SmallCap Index”) by investing primarily in stocks of the S&P 600 SmallCap Index.

SP Aggressive Growth Asset Allocation Portfolio:    Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

SP AIM Aggressive Growth Portfolio:    Long-term growth of capital by investing primarily in the common stock of companies whose earnings the Portfolio’s managers expect to grow more than 15% per year.

SP AIM Core Equity Portfolio:    Growth of capital with a secondary objective of current income by investing primarily in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the Portfolio managers believe have the potential for above-average growth in earnings and dividends.

SP Alliance Large Cap Growth Portfolio:    Growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in stocks of companies considered to have large capitalizations.

SP Alliance Technology Portfolio:    Growth of capital by investing primarily in securities of companies that use technology extensively in the development of new or improved products and processes.

SP Balanced Asset Allocation Portfolio:    Provide a balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity Portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

SP Conservative Asset Allocation Portfolio:    Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

SP Davis Value Portfolio:    Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

SP Deutsche International Equity Portfolio:    Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

SP Growth Asset Allocation Portfolio:    Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity portfolios. The Portfolio will achieve this by investing in other Series Fund Portfolios.

SP INVESCO Small Company Growth Portfolio:    Long-term capital growth by investing mostly in small-capitalization companies which are included in the Russell 2000 Growth Index at the time of purchase, or if not with market capitalizations under $2.5 billion.

SP Jennison International Growth Portfolio:    Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

SP Large Cap Value Portfolio:    Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (those with market capitalizations similar to companies in the Standard & Poor’s 500 Composite Index or the Russell 100 Index).

SP MFS Capital Opportunities Portfolio:    Capital appreciation by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

SP Mid-Cap Growth Portfolio:    Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

SP PIMCO High Yield Portfolio:    Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of high yield/high risk securities rated below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by Pacific Investment Management Company (“PIMCO”) to be of comparable quality.

SP PIMCO Total Return Portfolio:    Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

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SP Prudential U.S. Emerging Growth Portfolio:    Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies that the Portfolio manager believes have the potential for above-average growth.

SP Small/Mid-Cap Value Portfolio:    Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

SP Strategic Partners Focused Growth Portfolio:    Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the adviser believes to have strong capital appreciation potential.

Stock Index Portfolio:    Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

Value Portfolio:    Capital appreciation by investing in equity and equity-related securities that are undervalued.

Zero Coupon Bond Portfolio 2005:    Highest predictable compound investment for a specific period of time, consistent with safety of invested capital by investing primarily in debt obligations of the U.S. Treasury and corporations, issued without interest coupons or stripped of their interest coupons.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation, there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Directors’ approved fair valuation procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

The Money Market, Conservative Balanced and Flexible Managed Portfolios use amortized cost to value short-term securities. Short-term securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and there after assumes a constant amortization to maturity of any discount or premium.

Restricted Securities:    The High Yield Bond Portfolio, the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the High Yield Bond Portfolio, the SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio at December 31, 2003 may include registration rights, under which the Portfolios may demand registration by the issuer, of which the Portfolio may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

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Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. The Portfolio may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

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Loan Participations:    The High Yield Bond and PIMCO High Yield Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Portfolio and the borrower (“intermediate participants”). The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Forward currency contracts, written options and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund, excluding Money Market, may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Swaps:    Certain Portfolios of the Series Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Portfolios enter into interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the

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Portfolios with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Portfolio’s basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Portfolio’s may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (loss) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level. The only expense charged to SP Aggressive Growth Asset Allocation Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, and SP Growth Allocation Portfolio is a management fee. All other expenses attributable to these Portfolios are borne by PI, the Portfolios’ investment advisor (see Note 3).

For Portfolio’s with multiple classes of shares, net investment income (loss), expenses (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

Taxes:    For federal income tax purposes, each Portfolio in the Series Fund is treated as a separate taxpaying entity. It is each Portfolio’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains are recorded net of reclaimable amounts at the time the related income is earned.

Dividends and Distributions:    Dividends and distributions of each Portfolio are declared in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio will declare and reinvest dividends from net investment income and net realized capital gains daily. The Diversified Bond, Government Income, High Yield Bond, Zero Coupon Bond 2005, SP PIMCO High Yield and SP PIMCO Total Return Portfolios will declare and distribute dividends from net investment income, if any, quarterly and distributions from net capital gains, if any, at least annually. All other Portfolios will declare and distribute dividends from net investment income and distributions from net capital gains, if any, at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

C6

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), AIM Capital Management, Inc. (“AIM”), Alliance Capital Management, LP (“Alliance”), Davis Selected Advisers, LP (“Davis”), Calamos Investments (“Calamos”), RS Investment Management, L.P. (“RS”), GE Asset Management (“GEAM”), Salomon Brothers Asset Management (“Salomon”), Deutsche Asset Management, Inc. (“Deutsche”), INVESCO Funds Group, Inc. (“INVESCO”), Fidelity Management & Research Company (“Fidelity”), Massachusetts Financial Services Company (“MFS”), Pacific Investment Management Company LLC (“PIMCO”) and EARNEST Partners LLC (“EARNEST”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee
Conservative Balanced Portfolio	0.55%
Diversified Bond Portfolio	0.40
Diversified Conservative Growth Portfolio	0.75
Equity Portfolio	0.45
Flexible Managed Portfolio	0.60
Global Portfolio	0.75
Government Income Portfolio	0.40
High Yield Bond Portfolio	0.55
Jennison Portfolio	0.60
Jennison 20/20 Focus Portfolio	0.75
Money Market Portfolio	0.40
Natural Resources Portfolio	0.45
Small Capitalization Stock Portfolio	0.40
SP Aggressive Growth Asset Allocation Portfolio	0.05
SP AIM Aggressive Growth Portfolio	0.95
SP AIM Core Equity Portfolio	0.85
SP Alliance Large Cap Growth Portfolio	0.90
SP Alliance Technology Portfolio	1.15
SP Balanced Asset Allocation Portfolio	0.05
SP Conservative Asset Allocation Portfolio	0.05
SP Davis Value Portfolio	0.75
SP Deutsche International Equity Portfolio	0.90
SP Growth Asset Allocation Portfolio	0.05
SP INVESCO Small Company Growth Portfolio	0.95
SP Jennison International Growth Portfolio	0.85
SP Large Cap Value Portfolio	0.80
SP MFS Capital Opportunities Portfolio	0.75
SP Mid-Cap Growth Portfolio	0.80
SP PIMCO High Yield Portfolio	0.60
SP PIMCO Total Return Portfolio	0.60
SP Prudential U.S. Emerging Growth Portfolio	0.60
SP Small/Mid-Cap Value Portfolio	0.90
SP Strategic Partners Focused Growth Portfolio	0.90
Stock Index Portfolio	0.35
Value Portfolio	0.40
Zero Coupon Bond Portfolio 2005	0.40

C7

The Subadvisers provide investment advisory services to the Portfolios as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Conservative Balanced Portfolio	PIM
Diversified Bond Portfolio	PIM
Diversified Conservative Growth Portfolio	EARNEST, RS, Jennison, PIMCO, PIM
Equity Portfolio	Jennison, GEAM, Salomon
Flexible Managed Portfolio	PIM
Global Portfolio	Jennison
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Jennison 20/20 Focus Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	PIM
SP AIM Aggressive Growth Portfolio	AIM
SP AIM Core Equity Portfolio	AIM
SP Alliance Large Cap Growth Portfolio	Alliance
SP Alliance Technology Portfolio(a)	Alliance
SP Davis Value Portfolio	Davis
SP Deutsche International Equity Portfolio	Deutsche
SP INVESCO Small Company Growth Portfolio	INVESCO
SP Jennison International Growth Portfolio	Jennison
SP Large Cap Value Portfolio(a)	Fidelity
SP MFS Capital Opportunities Portfolio	MFS
SP Mid-Cap Growth Portfolio	Calamos
SP PIMCO High Yield Portfolio	PIMCO
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small/Mid-Cap Value Portfolio(a)	Fidelity
SP Strategic Partners Focused Growth Portfolio	Alliance, Jennison
Stock Index Portfolio	PIM
Value Portfolio	Jennison
Zero Coupon Bond Portfolio 2005	PIM

(a) See Note 9 for subadvisory changes occurring after December 31, 2003

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to reimburse each Portfolio (other than the Diversified Conservative Growth, Jennison 20/20 Focus, Global, SP Aggressive Growth Asset Allocation, SP Balanced Asset Allocation, SP Conservative Asset Allocation and SP Growth Asset Allocation Portfolios) the portion of the management fee for that Portfolio

C8

equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeded the percentage stated below, of the Portfolio’s average daily net assets.

Portfolio	Class I Expense limit	Class II Expense limit
Conservative Balanced Portfolio	0.75%	N/A
Diversified Bond Portfolio	0.75	N/A
Equity Portfolio	0.75	1.15%
Flexible Managed Portfolio	0.75	N/A
Government Income Portfolio	0.75	N/A
High Yield Bond Portfolio	0.75	N/A
Jennison Portfolio	0.75	1.15
Money Market Portfolio	0.75	N/A
Natural Resources Portfolio	0.75	N/A
Small Capitalization Stock Portfolio	0.75	N/A
SP AIM Aggressive Growth Portfolio	1.07	N/A
SP AIM Core Equity Portfolio	1.00	N/A
SP Alliance Large Cap Growth Portfolio	1.10	N/A
SP Alliance Technology Portfolio	1.30	N/A
SP Davis Value Portfolio	0.83	N/A
SP Deutsche International Equity Portfolio	1.10	N/A
SP INVESCO Small Company Growth Portfolio	1.15	N/A
SP Jennison International Growth Portfolio	1.24	1.64
SP Large Cap Value Portfolio	0.90	N/A
SP MFS Capital Opportunities Portfolio	1.00	N/A
SP Mid-Cap Growth Portfolio	1.00	N/A
SP PIMCO High Yield Portfolio	0.82	N/A
SP PIMCO Total Return Portfolio	0.76	N/A
SP Prudential U.S. Emerging Growth Portfolio	0.90	1.30
SP Small/Mid-Cap Value Portfolio	1.05	N/A
SP Strategic Partners Focused Growth Portfolio	1.01	1.41
Stock Index Portfolio	0.75	N/A
Value Portfolio	0.75	1.15
Zero Coupon Bond Portfolio 2005	0.75	N/A

N/A – Not applicable – Portfolio does not currently have Class II shares.

PIMS, PI, PIM and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expense paid to nonaffiliates, where applicable. During the year ended December 31, 2003, the Series Fund incurred fees for the services of PMFS and as of December 31, 2003 fees were due to PMFS as follows:

Portfolio	Amount Incurred for the Year Ended December 31, 2003	Amount Due as of December 31, 2003
Conservative Balanced Portfolio	$2,100	$200
Diversified Bond Portfolio	2,700	200
Diversified Conservative Growth Portfolio	500	—
Equity Portfolio	5,200	400
Flexible Managed Portfolio	2,200	200
Global Portfolio	4,900	400
Government Income Portfolio	1,400	100
High Yield Bond Portfolio	2,600	200
Jennison Portfolio	6,400	500

C9

Portfolio	Amount Incurred for the Year Ended December 31, 2003	Amount Due as of December 31, 2003
Jennison 20/20 Focus Portfolio	$1,000	$100
Money Market Portfolio	5,300	400
Natural Resources Portfolio	1,400	100
Small Capitalization Stock Portfolio	2,000	100
SP AIM Aggressive Growth Portfolio	3,200	300
SP AIM Core Equity Portfolio	3,000	300
SP Alliance Large Cap Growth Portfolio	3,800	300
SP Alliance Technology Portfolio	3,100	300
SP Davis Value Portfolio	4,100	300
SP Deutsche International Equity Portfolio	3,900	300
SP INVESCO Small Company Growth Portfolio	3,600	300
SP Jennison International Growth Portfolio	4,800	400
SP Large Cap Value Portfolio	3,600	300
SP MFS Capital Opportunities Portfolio	3,300	300
SP Mid-Cap Growth Portfolio	4,100	300
SP PIMCO High Yield Portfolio	3,900	300
SP PIMCO Total Return Portfolio	4,500	400
SP Prudential U.S. Emerging Growth Portfolio	4,300	400
SP Small/Mid-Cap Value Portfolio	4,300	400
SP Strategic Partners Focused Growth Portfolio	3,400	300
Stock Index Portfolio	5,400	400
Value Portfolio	5,400	400
Zero Coupon Bond Portfolio 2005	500	50

Effective July 1, 2003, PIM became the Series Fund’s securities lending agent. Prior to July 1, 2003, Prudential Securities, Inc. (“PSI”) was the securities lending agent for the Series Fund. PSI was an indirect, wholly-owned subsidiary of Prudential. For the year ended December 31, 2003, PSI and PIM were compensated as follows for these services by the Series Fund Portfolios:

	PSI	PIM
Conservative Balanced Portfolio	$55,359	$107,342
Diversified Bond Portfolio	26,473	52,415
Equity Portfolio	53,787	83,603
Flexible Managed Portfolio	56,497	133,793
Global Portfolio	56,970	28,595
Government Income Portfolio	20,028	30,890
High Yield Bond Portfolio	60,261	123,119
Jennison Portfolio	36,397	53,450
Natural Resources Portfolio	71,508	66,395
Small Capitalization Stock Portfolio	37,617	55,641
SP Jennison International Growth Portfolio	5,181	13,361
Stock Index Portfolio	40,862	75,930
Value Portfolio	7,839	30,947

Effective July 1, 2003, Prudential and Wachovia Corp. formed a joint venture (“Wachovia Securities LLC” or “Wachovia”) whereby Prudential and Wachovia Corp. combined their brokerage business with Prudential holding a minority interest.

For the year ended December 31, 2003, PSI and Wachovia earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

	Commissions
Portfolio	PSI	Wachovia
Diversified Conservative Growth Portfolio	—	$120
Equity Portfolio	$14,413	56,194
Jennison Portfolio	23,216	—
SP AIM Aggressive Growth Portfolio	136	5

C10

	Commissions
Portfolio	PSI	Wachovia
SP AIM Core Equity Portfolio	$5	—
SP Alliance Technology Portfolio	124	—
SP Large Cap Value Portfolio	—	325
SP MFS Capital Opportunities Portfolio	184	—
SP Small/Mid Cap Cap Value Portfolio	545	—

Certain Portfolios invest in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, formerly known as Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended December 31, 2003, the following Portfolios earned income from the Series by investing their excess cash and cash collateral from securities lending. See Note 2 relating to Securities Lending:

Portfolio	Excess Cash Investment	Securities Lending Cash Collateral Investment
Conservative Balanced Portfolio	$6,844,866	$1,182,886
Diversified Bond Portfolio	4,423,759	266,172
Diversified Conservative Growth Portfolio	69,961	—
Equity Portfolio	792,816	412,169
Flexible Managed Portfolio	7,499,537	922,569
Global Portfolio	121,420	258,514
Government Income Portfolio	1,317,718	157,928
High Yield Bond Portfolio	453,080	550,221
Jennison Portfolio	252,567	269,538
Jennison 20/20 Focus Portfolio	48,148	—
Natural Resources Portfolio	58,651	413,708
Small Capitalization Stock Portfolio	62,769	279,773
SP Jennison International Growth Portfolio	157,281	55,625
SP Prudential U.S. Emerging Growth Portfolio	79,822	—
Stock Index Portfolio	767,811	352,351
Value Portfolio	1,107,272	134,130
Zero Coupon Bond Portfolio 2005	13,358	—

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding U.S. government securities and short-term issues) for the year ended December 31, 2003 were as follows:

Cost of Purchases:

Portfolio
Conservative Balanced Portfolio	$491,564,466
Diversified Bond Portfolio	1,342,563,423
Diversified Conservative Growth Portfolio	160,492,375
Equity Portfolio	1,825,914,673
Flexible Managed Portfolio	1,974,764,395
Global Portfolio	478,901,186
Government Income Portfolio	10,011,361
High Yield Bond Portfolio	1,022,816,335
Jennison Portfolio	1,068,282,628
Jennison 20/20 Focus Portfolio	90,225,992
Natural Resources Portfolio	84,787,939
Small Capitalization Stock Portfolio	72,616,074
SP Aggressive Growth Asset Allocation Portfolio	42,935,239
SP AIM Aggressive Growth Portfolio	20,762,835
SP AIM Core Equity Portfolio	10,793,927

C11

Portfolio
SP Alliance Large Cap Growth Portfolio	$103,059,511
SP Alliance Technology Portfolio	19,340,241
SP Balanced Asset Allocation Portfolio	282,669,722
SP Conservative Asset Allocation Portfolio	180,691,465
SP Davis Value Portfolio	158,486,473
SP Deutsche International Equity Portfolio	109,308,118
SP Growth Asset Allocation Portfolio	215,806,959
SP INVESCO Small Company Growth Portfolio	37,868,420
SP Jennison International Growth Portfolio	199,253,255
SP Large Cap Value Portfolio	58,704,301
SP MFS Capital Opportunities Portfolio	14,502,344
SP Mid-Cap Growth Portfolio	54,824,687
SP PIMCO High Yield Portfolio	217,691,561
SP PIMCO Total Return Portfolio	448,478,444
SP Prudential U.S. Emerging Growth Portfolio	272,376,645
SP Small/Mid-Cap Value Portfolio	235,761,126
SP Strategic Partners Focused Growth Portfolio	34,802,761
Stock Index Portfolio	59,076,489
Value Portfolio	863,760,414
Zero Coupon Bond Portfolio 2005	—

Proceeds from Sales:

Portfolio
Conservative Balanced Portfolio	$431,649,668
Diversified Bond Portfolio	1,214,868,981
Diversified Conservative Growth Portfolio	154,327,236
Equity Portfolio	2,052,456,066
Flexible Managed Portfolio	1,925,950,262
Global Portfolio	495,243,914
Government Income Portfolio	7,231,385
High Yield Bond Portfolio	877,772,136
Jennison Portfolio	1,079,885,429
Jennison 20/20 Focus Portfolio	74,405,987
Natural Resources Portfolio	102,127,704
Small Capitalization Stock Portfolio	83,791,363
SP Aggressive Growth Asset Allocation Portfolio	6,721,071
SP AIM Aggressive Growth Portfolio	11,499,459
SP AIM Core Equity Portfolio	5,683,983
SP Alliance Large Cap Growth Portfolio	34,423,402
SP Alliance Technology Portfolio	9,879,121
SP Balanced Asset Allocation Portfolio	32,341,403
SP Conservative Asset Allocation Portfolio	40,768,690
SP Davis Value Portfolio	16,888,827
SP Deutsche International Equity Portfolio	60,679,770
SP Growth Asset Allocation Portfolio	31,333,083
SP INVESCO Small Company Growth Portfolio	23,166,334
SP Jennison International Growth Portfolio	114,740,770
SP Large Cap Value Portfolio	37,141,236
SP MFS Capital Opportunities Portfolio	7,389,557
SP Mid-Cap Growth Portfolio	24,136,227
SP PIMCO High Yield Portfolio	110,818,034
SP PIMCO Total Return Portfolio	420,784,701
SP Prudential U.S. Emerging Growth Portfolio	193,687,425
SP Small/Mid-Cap Value Portfolio	133,249,046
SP Strategic Partners Focused Growth Portfolio	22,577,107
Stock Index Portfolio	100,527,554
Value Portfolio	1,015,347,797
Zero Coupon Bond Portfolio 2005	—

C12

The Equity, Diversified Conservative Growth, Global, Government Income, Jennison, SP INVESCO Small Company Growth, SP PIMCO High Yield, SP PIMCO Total Return and SP Prudential U.S. Emerging Growth Portfolios’ written options activity for the year ended December 31, 2003 were as follows:

Equity Portfolio
	Contracts	Premiums
Balance as of December 31, 2002	—	$—
Options written	1,105	11,049
Options expired	(1,105)	(11,049)

Balance as of December 31, 2003	—	$—

Diversified Conservative Growth Portfolio
	Contracts	Premiums
Balance as of December 31, 2002	10,200,000	$164,218
Options written	15,700,027	239,625
Options terminated in closing purchase transactions	(4,700,008)	(48,406)
Options expired	(6,000,019)	(79,955)

Balance as of December 31, 2003	15,200,000	$275,482

Global Portfolio
	Contracts	Premiums
Balance as of December 31, 2002	—	$—
Options written	363	3,630
Options expired	(363)	(3,630)

Balance as of December 31, 2003	—	$—

Government Income Portfolio
	Contracts	Premiums
Balance as of December 31, 2002	—	$—
Options written	81,075,280	570,952
Options expired	(81,075,280)	(570,952)

Balance as of December 31, 2003	—	$—

Jennison Portfolio
	Contracts	Premiums
Balance as of December 31, 2002	—	$—
Options written	854	8,540
Options expired	(854)	(8,540)

Balance as of December 31, 2003	—	$—

SP INVESCO Small Company Growth Portfolio
	Contracts	Premiums
Balance as of December 31, 2002	—	$—
Options written	39	3,107
Options terminated in closing purchase transactions	(30)	(1,153)
Options expired	(9)	(1,954)

Balance as of December 31, 2003	—	$—

SP PIMCO High Yield Portfolio
	Contracts	Premiums
Balance as of December 31, 2002	17,000,100	$419,632
Options written	131	137,597
Options terminated in closing purchase transactions	(17,000,062)	(459,141)
Options expired	(134)	(70,329)
Options exercised	(35)	(27,759)

Balance as of December 31, 2003	—	$—

C13

SP PIMCO Total Return Portfolio
	Contracts	Premiums
Balance as of December 31, 2002	81,900,000	$1,199,750
Options written	257,100,225	4,798,018
Options terminated in closing purchase transactions	(43,600,064)	(471,020)
Options expired	(46,200,108)	(623,332)
Options exercised	(53)	(41,208)

Balance as of December 31, 2003	249,200,000	$4,862,208

SP Prudential U.S. Emerging Growth Portfolio
	Contracts	Premiums
Balance as of December 31, 2002	—	$—
Options written	976	163,953
Options terminated in closing purchase transactions	(427)	(79,566)
Options expired	(549)	(84,387)

Balance as of December 31, 2003	—	$—

The Diversified Conservative Portfolio and the SP PIMCO Total Return Portfolios entered into interest rate swap agreements during the year. Details of the swap agreements outstanding as of December 31, 2003 were as follows:

Diversified Conservative Growth Portfolio:
Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Goldman Sachs & Co. (b)	09/15/05	EUR 5,300	3.50%	6 month Euribor	$17,912
Barclays Capital (b)	09/15/05	EUR 5,000	3.50%	6 month Euribor	3,996
Morgan Stanley Capital (b)	03/17/05	GBP 1,200	4.25%	6 month LIBOR	(4,621)
Morgan Stanley Capital (a)	06/02/12	JPY 80,000	1.07%	6 month LIBOR	18,228
Goldman Sachs & Co. (a)	06/02/12	JPY 70,000	1.07%	6 month LIBOR	22,056
Merrill Lynch & Co. (a)	06/16/09	$500	4.00%	3 month LIBOR	(2,016)
UBS Warburg (a)	06/16/14	EUR 3,500	5.00%	6 month Euribor	(67,853)
Goldman Sachs & Co. (a)	06/16/14	$200	5.00%	3 month LIBOR	(2,622)
Goldman Sachs & Co. (a)	06/16/09	$2,900	4.00%	3 month LIBOR	(11,693)

					$(26,613)

C14

SP PIMCO Total Return Portfolio:
Counterparty	Termination Date	Notional Amount (000)		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Merrill Lynch & Co. (b)	03/29/05	CHF	60,400	1.50%	3 month Euribor	$82,190
J.P. Morgan (b)	03/29/05	CHF	14,100	1.50%	3 month Euribor	23,703
Goldman Sachs & Co. (b)	09/15/05	EUR	118,900	3.50%	6 month Euribor	401,186
Merrill Lynch & Co. (b)	06/18/07	EUR	11,800	4.50%	6 month Euribor	511,131
Citibank N.A. London (a)	06/17/12	EUR	5,600	5.00%	6 month Euribor	(463,333)
UBS Warburg (a)	06/16/14	EUR	34,100	5.00%	6 month Euribor	(661,083)
Lehman Brothers (a)	12/15/31	EUR	3,000	5.50%	6 month Euribor	(212,759)
Goldman Sachs & Co. (b)	06/17/04	GBP	200	5.50%	6 month LIBOR	2,715
UBS Warburg (b)	03/15/04	GBP	5,300	5.25%	6 month LIBOR	(43,937)
UBS Warburg (b)	03/15/04	GBP	1,000	5.25%	6 month LIBOR	786
J.P. Morgan (b)	12/17/05	GBP	13,500	4.00%	6 month LIBOR	(47,493)
Goldman Sachs & Co. (a)	06/02/12	JPY	1,295,000	1.07%	6 month LIBOR	408,044
Morgan Stanley Capital (a)	06/02/12	JPY	790,000	1.07%	6 month LIBOR	179,165
UBS Warburg (b)	09/15/05		$3,700	3.25%	3 month LIBOR	6,616
Bank of America Securities LLC (b)	06/16/09		$18,200	4.00%	3 month LIBOR	75,566
Merrill Lynch & Co. (a)	06/16/24		$9,700	5.00%	3 month LIBOR	(138,409)
J.P. Morgan (a)	12/17/05		$13,500	4.00%	3 month LIBOR	(127,224)
Goldman Sachs & Co. (a)	06/16/14		$2,600	5.00%	3 month LIBOR	(34,086)

						$(37,222)

(a) Portfolio pays the fixed rate and receives the floating rate.
(b) Portfolio pays the floating rate and receives the fixed rate.

The Diversified Conservative Growth and SP PIMCO Total Return Portfolios entered into forward swap spread lock agreements during the year ended December 31, 2003. Details of the swap agreements outstanding as of December 31, 2003 were as follows:

Diversified Conservative Growth Portfolio:
Counterparty	Observation Date	Notional Amount	Spread Lock	Underlying Bond	Unrealized Appreciation (Depreciation)
				U.S. T-Bond,
Bank of America Securities LLC (a)	1/15/04	$900,000	0.18%	6.25%, 8/15/23	$1,758

SP PIMCO Total Return Portfolio:
Counterparty	Observation Date	Notional Amount	Spread Lock	Underlying Bond	Unrealized Appreciation
				U.S. T-Bond,
Bank of America Securities LLC (a)	1/15/04	$5,600,000	0.18%	6.25%, 8/15/23	$10,936

(a) Portfolio receives the excess of the swap spread over the fixed rate and pays the excess of the fixed rate over the swap spread.

C15

The Diversified Conservative Growth and SP PIMCO Total Return Portfolios entered into credit default swap agreements during the year ended December 31, 2003. Details of the swap agreements outstanding as of December 31, 2003 were as follows:

Diversified Conservative Growth Portfolio:
Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Barclays	12/20/2008	$200	0.16%	Eli Lilly & Co., Inc., 6.00%, due 3/15/12	$280
Citigroup	12/20/2008	100	0.29%	FedEx Corp., 7.25%, due 2/15/11	(378)
Morgan Stanley	12/20/2008	100	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	186
Merrill Lynch	12/20/2008	100	0.32%	Ingersoll-Rand Co., 6.48%, due 6/1/25	46
Morgan Stanley	12/20/2008	200	0.26%	Allstate Corp., 6.125%, due 2/15/12	(98)
Bear Stearns	12/20/2008	200	0.32%	Hewlett Packard Co., 6.50%, due 7/1/12	(654)
Citigroup	12/20/2008	200	0.28%	Eaton Corp., 5.75%, due 7/15/12	(186)
Citigroup	12/20/2008	300	0.14%	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	140
Lehman Brothers	12/20/2008	200	0.12%	The Home Depot, Inc., 5.375%, due 4/1/06	93
Lehman Brothers	12/20/2008	100	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	185
Lehman Brothers	12/20/2008	200	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	(94)
UBS	12/20/2008	200	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	913
Lehman Brothers	12/20/2008	100	0.35%	RadioShack Corp., 7.375%, due 5/15/11	226
Lehman Brothers	12/20/2008	100	0.30%	Masco Corp., 5.875%, due 7/15/12	(233)
Lehman Brothers	12/20/2008	100	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(375)
Barclays	12/20/2008	100	0.67%	Clear Channel Communications Inc., 7.65%, due 9/15/10	(801)
UBS	12/20/2008	100	0.98%	Sun Microsystems, Inc., 7.65% due 8/15/09	(1,285)
Lehman Brothers	12/20/2008	100	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(2,163)
Lehman Brothers	12/20/2008	100	0.48%	Northrop Grumman Corp., 7.125%, due 2/15/11	(283)
Barclays	12/20/2008	100	0.67%	The Walt Disney Co., 6.375%, due 3/1/12	(1,347)
Bank of America, N.A.	12/20/2008	100	0.13%	E.I. DuPont de Nemours & Co., 6.875%, due 10/15/09	—

					$(5,828)

(a) The Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.

SP PIMCO Total Return Portfolio:
Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Morgan Stanley	12/20/2008	$300	0.26%	Allstate Corp., 6.125%, due 2/15/12	$(203)
Morgan Stanley	12/20/2008	2,700	0.26%	Allstate Corp., 6.125%, due 2/15/12	(1,318)
Merrill Lynch	12/20/2008	800	0.27%	Anadarko Petroleum Corp., 5.0%, due 10/1/12	368
UBS	12/20/2008	3,200	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	14,606
Bear Stearns	12/20/2008	400	1.09%	Capital One Bank, 4.875%, due 5/15/08	(1,676)

C16

Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Bear Stearns	12/20/2008	$100	1.09%	Capital One Bank, 4.875%, due 5/15/08	$(1,004)
UBS	12/20/2008	800	0.44%	Carnival Corp., 6.15%, due 4/15/08	1,086
Bear Stearns	12/20/2008	800	0.19%	Caterpillar Inc., 7.250%, due 9/15/09	371
Goldman Sachs	12/20/2008	800	0.60%	Clear Channel Communications Inc., 7.65%, due 9/15/10	(3,814)
Barclays	12/20/2008	900	0.67%	Clear Channel Communications Inc., 7.65%, due 9/15/10	(7,206)
Barclays Bank PLC	12/20/2008	100	0.67%	Clear Channel Communications, Inc., 7.65%, due 9/15/10	(470)
Lehman Brothers	12/20/2008	100	0.24%	Costco Wholesale Corp., 5.50%, due 3/15/07	—
Lehman Brothers	12/20/2008	700	0.24%	Costco Wholesale Corp., 5.50%, due 3/15/07	1,913
Morgan Stanley	12/20/2008	800	0.42%	Countrywide Home Loans, Inc., 5.625%, due 7/15/09	(786)
Lehman Brothers	12/20/2008	1,200	0.45%	Cox Communications, Inc., 7.75%, 11/1/10	(2,843)
Bear Stearns	12/20/2008	800	0.24%	Deere & Co., 7.85%, due 5/15/10	1,113
Merrill Lynch	12/20/2008	1,600	0.35%	Devon Energy Corp., 6.875%, due 9/30/11	107
Bank of America, N.A.	12/20/2008	200	0.13%	E.I. DuPont de Nemours & Co., 6.875%, due 10/15/09	(76)
Bank of America, N.A.	12/20/2008	1,700	0.13%	E.I. DuPont de Nemours & Co., 6.875%, due 10/15/09	(2)
Citibank N.A., London	12/20/2008	300	0.28%	Eaton Corp., 5.75%, due 7/15/12	253
Citibank N.A., London	12/20/2008	2,200	0.28%	Eaton Corporation, 5.75%, due 7/15/12	(2,044)
Barclays Bank PLC	12/20/2008	300	0.16%	Eli Lilly Corp., 6.00%, due 3/15/12	(88)
Barclays	12/20/2008	2,300	0.16%	Eli Lilly & Co., Inc., 6.00%, due 3/15/12	3,224
Morgan Stanley	12/20/2008	200	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	504
Morgan Stanley	12/20/2008	1,600	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	2,972
Morgan Stanley	12/20/2008	800	0.22%	Emerson Electric Co., 7.125%, due 8/15/10	1,114
Citibank N.A., London	12/20/2008	1,700	0.29%	FedEx Corp., 7.25%, due 2/15/11	(6,432)
Citibank N.A., London	12/20/2008	200	0.29%	FedEx Corp., 7.25%, due 2/15/11	(510)
Merrill Lynch	12/20/2008	600	0.22%	Gannett Co., Inc., 6.375%, due 4/1/12	(460)
Lehman Brothers	12/20/2008	100	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(1,197)
Lehman Brothers	12/20/2008	900	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(19,466)

C17

Counterparty(a)	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation (Depreciation)
Bear Stearns	12/20/2008	$300	0.32%	Hewlett Packard Co., 6.50%, due 7/1/12	$(590)
Bear Stearns	12/20/2008	2,200	0.32%	Hewlett Packard Co., 6.50%, due 7/1/12	(7,190)
Lehman Brothers	12/20/2008	300	0.12%	The Home Depot, Inc., 5.375%, due 4/1/06	(365)
Lehman Brothers	12/20/2008	2,200	0.12%	The Home Depot, Inc., 5.375%, due 4/1/06	1,024
Merrill Lynch	12/20/2008	1,400	0.32%	Ingersoll-Rand Co., 6.48%, due 6/1/25	712
Bear Stearns	12/20/2008	800	0.60%	International Paper Co., 6.75%, due 9/1/11	689
Lehman Brothers	12/20/2008	300	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	(256)
Lehman Brothers	12/20/2008	2,100	0.11%	Johnson & Johnson, 3.80%, due 5/15/13	(984)
Morgan Stanley	12/20/2008	800	0.53%	Kroger Co. (The), 4.75%, due 4/15/12	(783)
Lehman Brothers	12/20/2008	100	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(475)
Lehman Brothers	12/20/2008	900	0.53%	Lockheed Martin Corp., 8.20%, due 12/1/09	(3,372)
Lehman Brothers	12/20/2008	100	0.30%	Masco Corp., 5.875%, due 7/15/12	(305)
Lehman Brothers	12/20/2008	1,200	0.30%	Masco Corp., 5.875%, due 7/15/12	(2,795)
Merrill Lynch	12/20/2008	1,200	0.85%	Motorola, Inc., 7.625%, due 11/15/10	(9,365)
Lehman Brothers	12/20/2008	100	0.48%	Northrop Grumman Corp., 7.125%, due 2/15/11	(482)
Lehman Brothers	12/20/2008	900	0.48%	Northrop Grumman Corp., 7.125%, due 2/15/11	(2,545)
Merrill Lynch	12/20/2008	800	0.28%	Occidental Petroleum Corp., 6.75%, due 1/15/12	(1,119)
Lehman Brothers	12/20/2008	100	0.35%	RadioShack Corp., 7.375%, due 5/15/11	(122)
Lehman Brothers	12/20/2008	1,200	0.35%	RadioShack Corp., 7.375%, due 5/15/11	2,709
UBS	12/20/2008	800	0.37%	RadioShack Corp., 7.375%, due 5/15/11	1,065
UBS	12/20/2008	800	0.44%	Simon Property Group, L.P., 5.45%, due 3/15/13	(3,013)
UBS	12/20/2008	100	0.98%	Sun Microsystems, Inc., 7.65%, due 8/15/09	(1,106)
UBS	12/20/2008	900	0.98%	Sun Microsystems, Inc., 7.65%, due 8/15/09	(11,562)
Citibank N.A., London	12/20/2008	3,600	0.14%	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	1,674
Bear Stearns	12/20/2008	1,500	0.15%	Wal-Mart Stores, Inc., 6.875%, due 8/10/09	(2)
Barclays	12/20/2008	100	0.67%	The Walt Disney Co., 6.375%, due 3/1/12	(544)
Barclays	12/20/2008	900	0.67%	The Walt Disney Co., 6.375%, due 3/1/12	(12,144)
Lehman Brothers	12/20/2008	100	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	17
Lehman Brothers	12/20/2008	1,100	0.29%	Whirlpool Corp., 8.60%, due 5/1/10	2,034

					$(71,159)

(a) The Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.

C18

Note 6:	Distributions and Tax Information

In order to present undistributed net investment income (loss) and accumulated net realized capital gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income (loss), accumulated net realized gain (loss) on investments and paid-in capital in excess of par.

For the year ended December 31, 2003 the adjustments were as follows:

Portfolio	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Conservative Balanced Portfolio(b)	$1,111,472	$(1,111,472)	—
Diversified Bond Portfolio(a,b)	1,100,468	(1,100,468)	—
Diversified Conservative Growth Portfolio(a,b)	390,119	(390,119)	—
Equity Portfolio(a)	(109,347)	109,347	—
Flexible Managed Portfolio(b)	872,736	(872,736)	—
Global Portfolio(a)	2,098,668	(2,098,668)	—
Government Income Portfolio(b)	1,134,874	(1,134,874)	—
High Yield Bond Portfolio(a,b,d,e)	1,778,136	(281,392)	$(1,496,744)
Jennison Portfolio(a)	(148,385)	148,385	—
Natural Resources Portfolio(a,c)	14,261,755	(14,261,755)	—
SP AIM Aggressive Growth Portfolio(f)	104,209	—	(104,209)
SP Alliance Large Cap Growth Portfolio(f)	95,435	—	(95,435)
SP Alliance Technology Portfolio(a,f)	122,118	(190)	(121,928)
SP Davis Value Portfolio(a)	(59,098)	59,098	—
SP Deutsche International Equity Portfolio(a)	17,157	(17,157)	—
SP INVESCO Small Company Growth Portfolio(f)	148,909	—	(148,909)
SP Jennison International Growth Portfolio(a)	(63,601)	63,601	—
SP MFS Capital Opportunities Portfolio(a)	(56)	56	—
SP Mid-Cap Growth Portfolio(a,f)	243,009	(49)	(242,960)
SP PIMCO High Yield Portfolio(a)	33,667	(33,667)	—
SP PIMCO Total Return Portfolio(a,b)	3,745,312	(3,745,312)	—
SP Prudential U.S. Emerging Growth Portfolio(a,f)	540,051	(474)	(539,577)
SP Small/Mid-Cap Value Portfolio(a)	44	(44)	—
SP Strategic Partners Focused Growth Portfolio(f)	110,283	—	(110,283)

(a)	Reclassification of net foreign currency gain (loss).
(b)	Reclassification of paydown losses.
(c)	Reclassification of book to tax differences due to the sale of passive foreign investment companies.
(d)	Reclassification of income on defaulted securities.
(e)	Reclassification of expired capital loss carryforward.
(f)	Reclassification of tax operating loss.

C19

The tax character of distributions paid during the year ended December 31, 2003 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Distributions
Conservative Balanced Portfolio	$73,725,917	—	—	$73,725,917
Diversified Bond Portfolio	57,232,060	—	—	57,232,060
Diversified Conservative Growth Portfolio	7,087,093	—	—	7,087,093
Equity Portfolio	34,657,400	—	—	34,657,400
Flexible Managed Portfolio	68,283,392	—	—	68,283,392
Global Portfolio	2,077,796	—	—	2,077,796
Government Income Portfolio	31,212,695	$4,770,090	—	35,982,785
High Yield Bond Portfolio	108,990,863	—	—	108,990,863
Jennison Portfolio	4,049,114	—	—	4,049,114
Jennison 20/20 Focus Portfolio	127,802	—	—	127,802
Money Market	10,061,179	2,788	—	10,063,967
Natural Resources Portfolio	17,617,482	24,476,581	—	42,094,063
Small Capitalization Stock Portfolio	2,476,478	3,294,388	—	5,770,866
SP Aggressive Growth Asset Allocation Portfolio	7,077	—	—	7,077
SP AIM Core Equity Portfolio	56,574	—	—	56,574
SP Balanced Asset Allocation Portfolio	2,105,869	—	—	2,105,869
SP Conservative Asset Allocation Portfolio	2,294,484	192,383	—	2,486,867
SP Davis Value Portfolio	1,086,448	—	—	1,086,448
SP Deutsche International Equity Portfolio	499,019	—	—	499,019
SP Growth Asset Allocation Portfolio	797,294	—	—	797,294
SP MFS Capital Opportunities Portfolio	14,769	—	—	14,769
SP PIMCO High Yield Portfolio	11,263,009	—	—	11,263,009
SP PIMCO Total Return Portfolio	25,070,739	3,946,311	—	29,017,050
SP Small/Mid-Cap Value Portfolio	37,628	—	—	37,628
Stock Index Portfolio	36,873,448	88,278,910	—	125,152,358
Value Portfolio	19,948,999	—	$112,106	20,061,105
Zero Coupon Bond Portfolio 2005	2,875,037	57,155	—	2,932,192

C20

The tax character of distributions paid during the year ended December 31, 2002 were as follows:

Portfolio	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Total Distributions
Conservative Balanced Portfolio	$8,002,898	—	—	$8,002,898
Diversified Bond Portfolio	159,965,745	—	$1,784,789	161,750,534
Diversified Conservative Growth Portfolio	391,218	—	—	391,218
Equity Portfolio	34,105,123	—	—	34,105,123
Flexible Managed Portfolio	106,760,860	—	—	106,760,860
Global Portfolio	7,749,158	—	—	7,749,158
Government Income Portfolio	36,024,231	$2,106,946	—	38,131,177
High Yield Bond Portfolio	158,619,952	—	—	158,619,952
Jennison Portfolio	3,653,967	—	—	3,653,967
Jennison 20/20 Focus Portfolio	15,466	—	—	15,466
Money Market Portfolio	19,273,152	—	—	19,273,152
Natural Resources Portfolio	2,081,611	4,236,125	—	6,317,736
Small Capitalization Stock Portfolio	6,172,710	6,444,405	—	12,617,115
SP Balanced Asset Allocation Portfolio	7,711	75,568	—	83,279
SP Conservative Asset Allocation Portfolio	217,498	51,167	—	268,665
SP Davis Value Portfolio	13,744	—	—	13,744
SP Growth Asset Allocation Portfolio	—	21,973	—	21,973
SP Large Cap Value Portfolio	403,360	—	6,059	409,419
SP PIMCO High Yield Portfolio	6,187,069	—	—	6,187,069
SP PIMCO Total Return Portfolio	8,922,623	—	—	8,922,623
SP Small/Mid-Cap Value Portfolio	463,177	—	—	463,177
Stock Index Portfolio	36,375,059	21,938,148	—	58,313,207
Value Portfolio	20,340,952	—	—	20,340,952
Zero Coupon Bond Portfolio 2005	5,442,907	544,728	—	5,987,635

C21

At December 31, 2003, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

Portfolio	Accumulated Ordinary Income	Accumulated Long-Term Capital Gains	Approximate Capital Loss Carryforward(a)		Expiration
					2008	2009	2010	2011
Conservative Balanced	$62,958,425	$9,723,502	—	(b)	—	—	—	—
Diversified Bond	616,340	—	$13,322,000	(c)	—	—	$13,322,000	—
Diversified Conservative Growth	5,196,232	—	16,492,000	(d)	—	$4,327,000	12,165,000	—
Equity	277,872	—	881,767,000		—	150,352,000	525,994,000	$205,421,000
Flexible Managed	52,897,055	—	395,441,000	(e)	—	133,937,000	261,504,000	—
Global Portfolio	6,503,370	—	270,393,000		—	119,545,000	145,175,000	5,673,000
Government Income	6,991,743	9,522	—		—	—	—	—
High Yield Bond	40,106	—	285,339,000	(f)	—	—	—	—
Jennison	10,258	—	1,175,421,000		—	546,470,000	508,642,000	120,309,000
Jennison 20/20 Focus	61,682	—	14,961,000		—	6,075,000	7,511,000	1,375,000
Natural Resources	21,498,787	16,898,833	—		—	—	—	—
Small Capitalization Stock	133,462	2,375,136	—		—	—	—	—
SP Aggressive Growth Asset Allocation	47,387	—	336,000		—	37,000	241,000	58,000
SP AIM Aggressive Growth	—	—	2,653,000	(g)	—	994,000	1,659,000	—
SP AIM Core Equity	121,766	—	2,231,000	(h)	$39,000	1,022,000	1,166,000	4,000
SP Alliance Large Cap Growth	—	—	12,510,000		1,000	1,518,000	7,122,000	3,869,000
SP Alliance Technology	—	—	4,393,000		36,000	1,065,000	2,904,000	388,000
SP Balanced Asset Allocation	4,764,898	418,285	—	(i)	—	—	—	—
SP Conservative Asset Allocation	5,505,641	312,063	—		—	—	—	—
SP Davis Value	1,941,811	—	5,776,000		1,000	498,000	4,991,000	286,000
SP Deutsche International Equity	662,879	—	6,052,000		195,000	2,230,000	2,631,000	996,000
SP Growth Asset Allocation	1,930,590	—	454,000		—	—	384,000	70,000
SP INVESCO Small Company Growth	—	—	3,036,000	(j)	—	506,000	2,530,000	—
SP Jennison International Growth	268,170	—	9,852,000	(k)	—	3,064,000	6,788,000	—
SP Large Cap Value	674,049	—	2,709,000		—	369,000	1,898,000	442,000
SP MFS Capital Opportunities	43,843	—	3,329,000	(l)	—	753,000	2,576,000	—
SP Mid-Cap Growth	—	—	10,632,000	(m)	—	—	10,632,000	—
SP PIMCO High Yield	2,151,259	745,337	—	(n)	—	—	—	—
SP PIMCO Total Return	11,134,909	10,956,735	—		—	—	—	—
SP Prudential U.S. Emerging Growth	—	56,653	—	(o)	—	—	—	—
SP Small/Mid-Cap Value Portfolio	553,326	93,547	—	(p)	—	—	—	—
SP Strategic Partners Focused Growth	—	—	4,323,000		185,000	1,613,000	2,207,000	318,000
Stock Index	8,314,231	43,386,225	—		—	—	—	—
Value Portfolio	—	—	212,964,000		—	—	168,729,000	44,235,000
Zero Coupon Bond 2005	—	1,497,422	—		—	—	—	—

(a)	Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.
(b)	Approximately $79,811,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(c)	Approximately $33,029,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(d)	Approximately $968,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(e)	Approximately $37,325,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.

C22

(f)	Approximately $43,467,000 expiring in 2007, $59,264,000 expiring in 2008, $80,595,000 expiring in 2009 and $102,013,000 expiring in 2010. During the fiscal year ended December 31, 2003, approximately $1,497,000 of the capital loss carryforward expired unused. Approximately $1,345,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(g)	Approximately $449,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(h)	Approximately $1,711,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(i)	Approximately $71,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(j)	Approximately $1,369,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(k)	Approximately $853,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(l)	Approximately $395,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(m)	Approximately $862,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(n)	Approximately $2,840,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(o)	Approximately $15,020,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.
(p)	Approximately $4,685,000 of its capital loss carryforward was used to offset net taxable gains realized in the fiscal year ended December 31, 2003.

As of December 31, 2003, the Money Market Portfolio had no distributable earnings.

The difference between book and tax basis is primarily cost basis adjustments and post-October losses (the Portfolios have elected to treat losses incurred in the period November 1, 2003 through December 31, 2003 as having been incurred in the following fiscal year) which are presented below:

	Approximate Post October Losses
Portfolio	Currency	Capital
Diversified Bond Portfolio	$1,167,000	—
Diversified Conservative Growth Portfolio	102,000	—
Government Income Portfolio	—	$858,000
High Yield Bond Portfolio	—	3,075,000
Jennison 20/20 Focus Portfolio	—	28,000
Natural Resources Portfolio	24,000	—
Small Capitalization Stock Portfolio	—	12,000
SP Alliance Large Cap Growth Portfolio	—	277,000
SP Davis Value Portfolio	44,000	858,000
SP Deutsche International Equity Portfolio	12,000	—
SP Mid-Cap Growth Portfolio	—	21,000
SP PIMCO Total Return Portfolio	3,850,000	—

The United States federal income tax basis and unrealized appreciation (depreciation) of the Series Fund’s investments and the total net unrealized appreciation (depreciation) as of December 31, 2003 were as follows:

Portfolio	Tax Basis	Appreciation	Depreciation	Net Unrealized of Investments	Other Cost Basis Adjustment	Total Net Unrealized
Conservative Balanced Portfolio	$3,824,743,187	$279,390,590	$295,551,850	$(16,161,260)	—	$(16,161,260)
Diversified Bond Portfolio	1,914,476,617	46,681,300	3,940,063	42,741,237	$4,246	42,745,483
Diversified Conservative Growth Portfolio	154,617,850	16,848,502	1,983,329	14,865,173	133,405	14,998,578
Equity Portfolio	3,965,363,346	582,171,907	100,990,219	481,181,688	5,233	481,186,921
Flexible Managed Portfolio	4,398,552,238	341,428,722	79,411,985	262,016,737	—	262,016,737
Global Portfolio	691,256,264	103,635,713	11,693,499	91,942,214	224,734	92,166,948

C23

Portfolio	Tax Basis	Appreciation	Depreciation	Net Unrealized of Investments	Other Cost Basis Adjustment	Total Net Unrealized
Government Income Portfolio	$605,087,223	$10,066,918	$2,359,131	$7,707,787	$(27,906)	$7,679,881
High Yield Bond Portfolio	1,761,722,645	117,443,970	62,106,099	55,337,871	—	55,337,871
Jennison Portfolio	2,126,205,723	264,401,932	33,967,482	230,434,450	8,375	230,442,825
Jennison 20/20 Focus Portfolio	90,112,400	15,050,718	810,385	14,240,333	—	14,240,333
Natural Resources Portfolio	467,781,832	171,609,487	8,475,071	163,134,416	2,908	163,137,324
Small Capitalization Stock Portfolio	634,937,651	169,794,276	60,039,813	109,754,463	—	109,754,463
SP Aggressive Growth Asset Allocation Portfolio	54,523,466	6,634,614	566,098	6,068,516	—	6,068,516
SP AIM Aggressive Growth Portfolio	20,479,197	3,216,478	59,155	3,157,323	—	3,157,323
SP AIM Core Equity Portfolio	21,657,537	2,363,968	368,405	1,995,563	—	1,995,563
SP Alliance Large Cap Growth Portfolio	135,762,706	14,555,059	969,554	13,585,505	—	13,585,505
SP Alliance Technology Portfolio	18,600,856	2,124,958	288,034	1,836,924	463	1,837,387
SP Balanced Asset Allocation Portfolio	413,450,433	36,498,007	—	36,498,007	—	36,498,007
SP Conservative Asset Allocation Portfolio	264,557,316	16,664,800	—	16,664,800	—	16,664,800
SP Davis Value Portfolio	340,578,982	54,691,753	3,169,089	51,522,664	—	51,522,664
SP Deutsche International Equity Portfolio	100,654,492	18,300,131	395,126	17,905,005	12,407	17,917,412
SP Growth Asset Allocation Portfolio	295,831,164	30,888,544	—	30,888,544	—	30,888,544
SP INVESCO Small Company Growth Portfolio	34,267,163	4,410,386	460,166	3,950,220	—	3,950,220
SP Jennison International Growth Portfolio	192,569,126	35,792,930	254,361	35,538,569	303,496	35,842,065
SP Large Cap Value Portfolio	64,891,449	9,250,474	934,711	8,315,763	—	8,315,763
SP MFS Capital Opportunities Portfolio	18,689,274	1,935,501	232,130	1,703,371	—	1,703,371
SP Mid-Cap Growth Portfolio	50,378,753	11,242,550	1,388,577	9,853,973	—	9,853,973
SP PIMCO High Yield Portfolio	234,590,557	13,667,292	715,949	12,951,343	—	12,951,343
SP PIMCO Total Return Portfolio	829,308,738	11,767,189	4,917,869	6,849,320	777,139	7,626,459
SP Prudential U.S. Emerging Growth Portfolio	154,722,196	16,750,714	2,136,041	14,614,673	123	14,614,796
SP Small/Mid-Cap Value Portfolio	216,274,508	38,246,671	2,553,698	35,692,973	—	35,692,973
SP Strategic Partners Focused Growth Portfolio	31,928,607	4,252,537	78,867	4,173,670	—	4,173,670

C24

Portfolio	Tax Basis	Appreciation	Depreciation	Net Unrealized of Investments	Other Cost Basis Adjustment	Total Net Unrealized
Stock Index Portfolio	2,971,225,278	968,804,913	318,484,860	650,320,053	—	650,320,053
Value Portfolio	1,567,395,558	210,105,843	13,713,608	196,392,235	—	196,392,235
Zero Coupon Bond 2005 Portfolio	60,183,532	3,768,262	—	3,768,262	—	3,768,262

The differences between book basis and tax basis of investments are primarily attributable to deferred losses on wash sales and mark to market on passive foreign investments companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currency and mark to market of receivables and payables.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2003, the Equity, Jennison, Jennison 20/20 Focus, SP Jennison International Growth, SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and Value Portfolios have Class II shares outstanding.

Transactions in shares of common stock of the Equity, Jennison, Jennison 20/20 Focus, SP Jennison International Growth, SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and Value Portfolios were as follows:

Equity Portfolio:
Class I	Shares	Amount
Year ended December 31, 2003:
Capital stock sold	5,720,088	$100,538,375
Capital stock issued in reinvestment of dividends and distributions	1,744,798	34,653,868
Capital stock repurchased	(20,096,637)	(343,330,924)

Net increase (decrease) in shares outstanding	(12,631,751)	$(208,138,681)

Year ended December 31, 2002:
Capital stock sold	9,066,050	$172,609,056
Capital stock issued in reinvestment of dividends and distributions	2,132,831	34,102,714
Capital stock repurchased	(28,676,676)	(508,658,672)

Net increase (decrease) in shares outstanding	(17,477,795)	$(301,946,902)

Class II
Year ended December 31, 2003:
Capital stock sold	28,957	$525,059
Capital stock issued in reinvestment of dividends and distributions	175	3,532
Capital stock repurchased	(14,266)	(253,850)

Net increase (decrease) in shares outstanding	14,866	$274,741

Year ended December 31, 2002:
Capital stock sold	7,765	$139,490
Capital stock issued in reinvestment of dividends and distributions	151	2,409
Capital stock repurchased	(34,521)	(675,949)

Net increase (decrease) in shares outstanding	(26,605)	$(534,050)

C25

Jennison Portfolio:
Class I	Shares	Amount
Year ended December 31, 2003:
Capital stock sold	14,265,473	$207,272,223
Capital stock issued in reinvestment of dividends and distributions	248,870	4,049,114
Capital stock repurchased	(16,408,586)	(229,354,175)

Net increase (decrease) in shares outstanding	(1,894,243)	$(18,032,838)

Year ended December 31, 2002:
Capital stock sold	18,502,162	$296,376,121
Capital stock issued in reinvestment of dividends and distributions	275,676	3,653,967
Capital stock repurchased	(28,004,862)	(430,726,656)

Net increase (decrease) in shares outstanding	(9,227,024)	$(130,696,568)

Class II
Year ended December 31, 2003:
Capital stock sold	1,819,063	$25,649,467
Capital stock repurchased	(1,094,135)	(15,195,715)

Net increase (decrease) in shares outstanding	724,928	$10,453,752

Year ended December 31, 2002:
Capital stock sold	14,430,223	$231,045,480
Capital stock repurchased	(13,872,483)	(222,104,589)

Net increase (decrease) in shares outstanding	557,740	$8,940,891

Jennison 20/20 Focus Portfolio:
Class I	Shares	Amount
Year ended December 31, 2003:
Capital stock sold	196,317	$1,802,208
Capital stock issued in reinvestment of dividends and distributions	15,798	127,802
Capital stock repurchased	(1,064,818)	(9,437,398)

Net increase (decrease) in shares outstanding	(852,703)	$(7,507,388)

Year ended December 31, 2002:
Capital stock sold	477,599	$4,746,289
Capital stock issued in reinvestment of dividends and distributions	1,519	15,466
Capital stock repurchased	(1,814,255)	(16,565,044)

Net increase (decrease) in shares outstanding	(1,335,137)	$(11,803,289)

Class II
Year ended December 31, 2003:
Capital stock sold	2,922,818	$27,443,579
Capital stock repurchased	(96,920)	(869,041)

Net increase (decrease) in shares outstanding	2,825,898	$26,574,538

Year ended December 31, 2002:
Capital stock sold	784,480	$6,950,275
Capital stock repurchased	(70,611)	(590,963)

Net increase (decrease) in shares outstanding	713,869	$6,359,312

C26

SP Jennison International Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2003:
Capital stock sold	26,290,046	$124,525,584
Capital stock repurchased	(16,620,819)	(76,743,054)

Net increase (decrease) in shares outstanding	9,669,227	$47,782,530

Year ended December 31, 2002:
Capital stock sold	37,549,642	$176,068,778
Capital stock repurchased	(32,932,112)	(154,654,000)

Net increase (decrease) in shares outstanding	4,617,530	$21,414,778

Class II
Year ended December 31, 2003:
Capital stock sold	41,416,312	$198,774,594
Capital stock repurchased	(27,545,237)	(129,018,065)

Net increase (decrease) in shares outstanding	13,871,075	$69,756,529

Year ended December 31, 2002:
Capital stock sold	60,413,048	$283,561,226
Capital stock repurchased	(57,515,532)	(271,312,534)

Net increase (decrease) in shares outstanding	2,897,516	$12,248,692

SP Prudential U.S. Emerging Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2003:
Capital stock sold	19,306,919	$114,888,959
Capital stock repurchased	(4,636,097)	(26,226,115)

Net increase (decrease) in shares outstanding	14,670,822	$88,662,844

Year ended December 31, 2002:
Capital stock sold	8,238,632	$43,716,806
Capital stock repurchased	(1,860,332)	(9,356,549)

Net increase (decrease) in shares outstanding	6,378,300	$34,360,257

Class II
Year ended December 31, 2003:
Capital stock sold	3,868	$22,395
Capital stock repurchased	(2,616)	(15,125)

Net increase (decrease) in shares outstanding	1,252	$7,270

Year ended December 31, 2002:
Capital stock sold	35,521	$223,346
Capital stock repurchased	(11,448)	(55,387)

Net increase (decrease) in shares outstanding	24,073	$167,959

C27

SP Strategic Partners Focused Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2003:
Capital stock sold	1,986,610	$11,273,424
Capital stock repurchased	(712,078)	(4,051,614)

Net increase (decrease) in shares outstanding	1,274,532	$7,221,810

Year ended December 31, 2002:
Capital stock sold	1,856,394	$10,438,074
Capital stock repurchased	(855,168)	(4,534,983)

Net increase (decrease) in shares outstanding	1,001,226	$5,903,091

Class II
Year ended December 31, 2003:
Capital stock sold	1,627,291	$8,817,800
Capital stock repurchased	(670,757)	(3,585,555)

Net increase (decrease) in shares outstanding	956,534	$5,232,245

Year ended December 31, 2002:
Capital stock sold	1,308,807	$7,157,118
Capital stock repurchased	(285,104)	(1,602,328)

Net increase (decrease) in shares outstanding	1,023,703	$5,554,790

Value Portfolio:
Class I	Shares	Amount
Year ended December 31, 2003:
Capital stock sold	5,673,401	$84,460,988
Capital stock issued in reinvestment of dividends and distributions	1,194,010	20,034,413
Capital stock repurchased	(13,710,924)	(200,548,356)

Net increase (decrease) in shares outstanding	(6,843,513)	$(96,052,955)

Year ended December 31, 2002:
Capital stock sold	11,903,821	$189,262,633
Capital stock issued in reinvestment of dividends and distributions	1,470,760	20,321,246
Capital stock repurchased	(23,222,677)	(358,924,662)

Net increase (decrease) in shares outstanding	(9,848,096)	$(149,340,783)

Class II
Year ended December 31, 2003:
Capital stock sold	77,963	$1,111,568
Capital stock issued in reinvestment of dividends and distributions	1,571	26,692
Capital stock repurchased	(26,419)	(385,718)

Net increase (decrease) in shares outstanding	53,115	$752,542

Year ended December 31, 2002:
Capital stock sold	89,982	$1,403,789
Capital stock issued in reinvestment of dividends and distributions	1,430	19,706
Capital stock repurchased	(40,697)	(573,109)

Net increase (decrease) in shares outstanding	50,715	$850,386

Note 8: Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to

C28

the Funds pro-rata, based on net assets. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions (‘May 2003 renewal’). The expiration date of the May 2003 renewal is April 30, 2004.

The following Portfolios utilized the line of credit during the year ended December 31, 2003. The average balance outstanding and the weighted average interest rate is for the number of days the Portfolio had an outstanding balance.

Portfolio	Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates
Equity Portfolio	$1,074,500	17	1.75%
Global Portfolio	561,950	4	1.53
Jennison Portfolio	681,692	13	1.68
Jennison 20/20 Portfolio	180,300	6	1.76
Small Capitalization Stock Portfolio	1,101,500	8	1.77
SP Alliance Large Cap Growth Portfolio	140,900	1	1.81
SP Jennison Int’l Growth Portfolio	820,933	3	1.51
SP Large Cap Value Portfolio	303,000	1	1.81
SP Strategic Partners Focused Growth Portfolio	120,667	3	1.54

Note 9: Subsequent Subadvisor Changes (Unaudited)

On January 20, 2004, the following subadviser changes were effective:

The SP Alliance Technology Portfolio will now be managed by The Dreyfus Corporation, a wholly owned subsidiary of the Mellon Financial Corporation. The Portfolio’s new name will be SP Technology Portfolio. This was approved by the Series Fund’s Board of Directors on January 8, 2004.

The SP Large Cap Value Portfolio will now be managed by both JPMorgan Fleming Asset Management and Hotchkis & Wiley Capital Management, with each subadviser sharing responsibility for a segment of the Portfolio. The new subadvisers replaced Fidelity Management & Research Company (“Fidelity”). The name of the Portfolio will remain unchanged. This was approved by the Series Fund’s Board of Directors on November 19, 2003.

The SP Small/Mid Cap Value Portfolio is now managed by Goldman Sachs Asset Management, replacing Fidelity. The Portfolio’s new name will be SP Goldman Sachs Small Cap Portfolio. This was approved by the Series Fund’s Board of Directors on November 19, 2003.

C29

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.43	$13.69	$14.63	$15.36	$15.08

Income From Investment Operations:
Net investment income	0.28	0.34	0.44	0.59	0.62
Net realized and unrealized gains (losses) on investments	1.99	(1.57)	(0.75)	(0.65)	0.37

Total from investment operations	2.27	(1.23)	(0.31)	(0.06)	0.99

Less Distributions:
Dividends from net investment income	(0.36)	—	(0.48)	(0.56)	(0.62)
Distributions from net realized gains	—	(0.03)	(0.15)	(0.11)	(0.06)
Distributions in excess of net realized gains	—	—	—	—	(0.03)

Total distributions	(0.36)	(0.03)	(0.63)	(0.67)	(0.71)

Net Asset Value, end of year	$14.34	$12.43	$13.69	$14.63	$15.36

Total Investment Return(a)	18.77%	(8.98)%	(2.02)%	(0.48)%	6.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,895.0	$2,660.3	$3,259.7	$3,714.3	$4,387.1
Ratios to average net assets:
Expenses	0.58%	0.58%	0.58%	0.60%	0.57%
Net investment income	2.02%	2.49%	3.05%	3.79%	4.02%
Portfolio turnover rate	248%	260%	239%	85%	109%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

	Equity Portfolio
	Class II
	Year Ended December 31,				May 3, 1999(c) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$15.76	$20.49	$24.51	$28.92	$32.79

Income From Investment Operations:
Net investment income	0.08	0.09	0.09	0.39	0.28
Net realized and unrealized gains (losses) on investments	4.83	(4.72)	(2.83)	0.26	(0.60)

Total from investment operations	4.91	(4.63)	(2.74)	0.65	(0.32)

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.10)	(0.40)	(0.34)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.21)

Total distributions	(0.09)	(0.10)	(1.28)	(5.06)	(3.55)

Net Asset Value, end of period	$20.58	$15.76	$20.49	$24.51	$28.92

Total Investment Return(a)	31.11%	(22.62)%	(11.57)%	2.83%	(0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.8	$0.4	$1.1	$1.8	$0.3
Ratios to average net assets:
Expenses	0.89%	0.88%	0.89%	0.91%	0.87	%(b)
Net investment income	0.54%	0.46%	0.45%	1.26%	1.33	%(b)
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)	Annualized.

(c)	Commencement of offering of Class II shares.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.55	$14.79	$16.53	$17.64	$16.56

Income From Investment Operations:
Net investment income	0.22	0.27	0.42	0.61	0.58
Net realized and unrealized gains (losses) on investments	2.70	(2.10)	(1.35)	(0.86)	0.69

Total from investment operations	2.92	(1.83)	(0.93)	(0.25)	1.27

Less Distributions:
Dividends from net investment income	(0.28)	(0.41)	(0.58)	(0.62)	—
Distributions from net realized gains	—	—	(0.23)	(0.24)	(0.19)

Total distributions	(0.28)	(0.41)	(0.81)	(0.86)	(0.19)

Net Asset Value, end of year	$15.19	$12.55	$14.79	$16.53	$17.64

Total Investment Return(a)	23.76%	(12.74)%	(5.68)%	(1.44)%	7.78%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,693.6	$3,181.0	$3,896.6	$4,463.8	$5,125.3
Ratios to average net assets:
Expenses	0.62%	0.63%	0.64%	0.64%	0.62%
Net investment income	1.55%	1.92%	2.61%	3.22%	3.20%
Portfolio turnover rate	204%	238%	236%	132%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

SEE NOTES TO FINANCIAL STATEMENTS.

D3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.50	$12.26	$12.02	$11.55	$11.87

Income From Investment Operations:
Net investment income	0.46	0.38	0.65	0.89	0.76
Net realized and unrealized gain (losses) on investment	(0.15)	1.00	0.31	0.52	(1.08)

Total from investment operations	0.31	1.38	0.96	1.41	(0.32)

Less Distributions:
Dividends from net investment income	(0.46)	(1.06)	(0.72)	(0.91)	—
Distributions from net realized gains	(0.43)	(0.08)	—	(0.03)	—

Total distributions	(0.89)	(1.14)	(0.72)	(0.94)	—

Net Asset Value, end of year	$11.92	$12.50	$12.26	$12.02	$11.55

Total Investment Return(a)	2.46%	12.05%	8.06%	12.78%	(2.70)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$461.5	$484.3	$311.0	$291.5	$335.5
Ratios to average net assets:
Expenses	0.46%	0.44%	0.47%	0.47%	0.44%
Net investment income	3.76%	4.29%	5.53%	6.03%	5.72%
Portfolio turnover rate	695%	508%	361%	184%	106%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

SEE NOTES TO FINANCIAL STATEMENTS.

D4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

	Jennison Portfolio
	Class II
	Year Ended December 31,			February 10, 2000(d) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.70	$18.45	$22.88	$34.25

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	3.77	(5.73)	(4.25)	(7.54)

Total from investment operations	3.76	(5.75)	(4.24)	(7.57)

Less Distributions:
Dividends from net investment income	—	—	— (c)	—	(c)
Distributions from net realized gains	—	—	(0.19)	(3.80)

Total distributions	—	—	(0.19)	(3.80)

Net Asset Value, end of period	$16.46	$12.70	$18.45	$22.88

Total Investment Return(a)	29.61%	(31.17)%	(18.60)%	(22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$74.3	$48.1	$59.6	$13.3
Ratios to average net assets:
Expenses	1.04%	1.01%	1.04%	1.04	%(b)
Net investment income (loss)	(0.13)%	(0.19)%	(0.19)%	(0.39	)%(b)
Portfolio turnover rate	69%	74%	86%	89%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Less than $0.005 per share.

(d)	Commencement of offering of Class II Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

D5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

	Natural Resources Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.35	$19.11	$23.59	$17.38	$11.98

Income From Investment Operations:
Net investment income	0.25	0.09	0.43	0.13	0.10
Net realized and unrealized gains (losses) on investments	7.38	3.52	(2.89)	6.36	5.40

Total from investment operations	7.63	3.61	(2.46)	6.49	5.50

Less Distributions:
Dividends from net investment income	(0.98)	(0.12)	(0.55)	(0.16)	(0.10)
Distributions in excess of net investment income	—	—	—	(0.09)	—
Distributions from net realized gains	(1.51)	(0.25)	(1.47)	(0.03)	—
Tax return of capital distributions	—	—	—	—	—

Total distributions	(2.49)	(0.37)	(2.02)	(0.28)	(0.10)

Net Asset Value, end of year	$27.49	$22.35	$19.11	$23.59	$17.38

Total Investment Return(a)	39.00%	18.92%	(10.08)%	37.66%	45.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$498.7	$379.2	$336.1	$393.2	$289.5
Ratios to average net assets:
Expenses	0.51%	0.50%	0.52%	0.58%	0.57%
Net investment income	0.80%	0.47%	1.94%	0.67%	0.70%
Portfolio turnover rate	24%	37%	23%	30%	26%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

SEE NOTES TO FINANCIAL STATEMENTS.

D6

Financial Highlights

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.91	$15.48	$17.11	$16.25	$14.71

Income From Investment Operations:
Net investment income	0.07	0.06	0.06	0.07	0.10
Net realized and unrealized gains (losses) on investments	4.82	(2.31)	0.67	1.81	1.71

Total from investment operations	4.89	(2.25)	0.73	1.88	1.81

Less Distributions:
Dividends from net investment income	(0.07)	(0.13)	(0.08)	(0.08)	—
Distributions from net realized gains	(0.09)	(0.19)	(2.28)	(0.94)	(0.27)

Total distributions	(0.16)	(0.32)	(2.36)	(1.02)	(0.27)

Net Asset Value, end of year	$17.64	$12.91	$15.48	$17.11	$16.25

Total Investment Return(a)	38.27%	(14.92)%	5.53%	12.81%	12.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619.9	$467.4	$611.1	$568.3	$437.5
Ratios to average net assets:
Expenses	0.48%	0.46%	0.48%	0.48%	0.45%
Net investment income	0.47%	0.40%	0.52%	0.59%	0.70%
Portfolio turnover rate	15%	17%	23%	29%	31%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.90	$7.58	$9.33	$10.00

Income From Investment Operations:
Net investment income	0.01	— (e)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.92	(1.68)	(1.69)	(0.67)

Total from investment operations	1.93	(1.68)	(1.67)	(0.66)

Less Distributions:
Dividends from net investment income	— (e)	—	(0.02)	(0.01)
Distributions from net realized gains	—	—	(0.06)	—

Total distributions	—	—	(0.08)	(0.01)

Net Asset Value, end of period	$7.83	$5.90	$7.58	$9.33

Total Investment Return(b)	32.77%	(22.16)%	(17.92)%	(6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$60.6	$15.1	$7.5	$2.1
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	0.16%	0.06%	0.39%	0.36	%(c)
Portfolio turnover rate	22%	26%	62%	6	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D7

Financial Highlights

	SP AIM Aggressive Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.13	$6.49	$8.60	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.04)	(0.01)
Net realized and unrealized gains (losses) on investments	1.39	(1.33)	(2.07)	(1.39)

Total from investment operations	1.36	(1.36)	(2.11)	(1.40)

Net Asset Value, end of period	$6.49	$5.13	$6.49	$8.60

Total Investment Return(b)	26.51%	(20.96)%	(24.53)%	(14.00)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$22.4	$9.3	$5.7	$3.9
Ratios to average net assets(d):
Expenses	1.07%	1.07%	1.07%	1.07	%(c)
Net investment loss	(0.73)%	(0.72)%	(0.73)%	(0.40	)%(c)
Portfolio turnover rate	85%	73%	87%	16	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (1.68)%, respectively, for the year ended December 31, 2003, 2.81% and (2.46)%, respectively, for the year ended December 31, 2002, 3.45% and (3.11)%, respectively, for the year ended December 31, 2001 and 5.57% and (4.90)%, respectively, for the period ended December 31, 2000.
(e)	Not annualized.

	SP AIM Core Equity Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.52	$6.51	$8.41		$10.00

Income From Investment Operations:
Net investment income (loss)	0.04	0.02	(—	)(f)	0.01
Net realized and unrealized gain (loss) on investments	1.26	(1.01)	(1.90)		(1.59)

Total from investment operations	1.30	(0.99)	(1.90)		(1.58)

Less Dividends:
Dividends from net investment income	(0.02)	—	—		(0.01)

Net Asset Value, end of period	$6.80	$5.52	$6.51		$8.41

Total Investment Return(b)	23.69%	(15.21)%	(22.68)%		(15.74)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$22.8	$13.9	$10.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income (loss)	0.70%	0.45%	(0.02)%		0.26	%(c)
Portfolio turnover rate	37%	116%	65%		15	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.72% and (0.02)%, respectively, for the year ended December 31, 2003, 1.79% and (0.34)%, respectively, for the year ended December 31, 2002, 2.55% and (1.57)%, respectively for the year ended December 31, 2001 and 5.53% and (4.27)%, respectively, for the period ended December 31, 2000.
(e)	Not annualized.
(f)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D8

Financial Highlights

	SP Alliance Large Cap Growth Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$7.31		$8.55		$10.00

Income From Investment Operations:
Net investment income (loss)	— (f)	(0.01)		(0.01)		0.01
Net realized and unrealized gain (loss) on investments	1.20	(2.27)		(1.23)		(1.45)

Total from investment operations	1.20	(2.28)		(1.24)		(1.44)

Less Distributions:
Dividends from net investment income	—	—		—		(0.01)
Tax return of capital distributions	—	—		—	(f)	—

Total distributions	—	—		—	(f)	(0.01)

Net Asset Value, end of period	$6.23	$5.03		$7.31		$8.55

Total Investment Return(b)	23.86%	(31.19)%		(14.47)%		(14.44)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$146.5	$57.7		$35.9		$7.1
Ratios to average net assets:
Expenses	1.06%	1.10	%(d)	1.10	%(d)	1.10	%(c)(d)
Net investment income (loss)	(0.11)%	(0.27	)%(d)	(0.08	)%(d)	0.44	%(c)(d)
Portfolio turnover rate	38%	34%		47%		10	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.
(c)	Annualized.
(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the expense and net investment loss ratios would have been 1.19% and (0.35)%, respectively, for the year ended December 31, 2002, 1.57% and (0.55)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.72)%, respectively, for the year ended December 31, 2000.
(e)	Not annualized.
(f)	Less than $0.005 per share.

	SP Alliance Technology Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$3.35	$5.71	$7.62	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.03)	(0.04)	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	1.45	(2.32)	(1.88)	(2.38)

Total from investment operations	1.42	(2.36)	(1.91)	(2.37)

Less Distributions:
Dividends from net investment income	—	—	—	(0.01)
Distributions in excess of net investment income	—	—	—	—	(c)

Total distributions	—	—	—	(0.01)

Net Asset Value, end of period	$4.77	$3.35	$5.71	$7.62

Total Investment Return(b)	42.39%	(41.33)%	(25.07)%	(23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.0	$6.5	$7.7	$6.1
Ratios to average net assets:(f)
Expenses	1.30%	1.30%	1.30%	1.30	%(d)
Net investment income (loss)	(1.05)%	(1.10)%	(0.69)%	0.37	%(d)
Portfolio turnover rate	88%	81%	47%	23	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Less than $0.005 per share.
(d)	Annualized.
(e)	Not annualized.
(f)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.56% and (2.31)%, respectively, for the year ended December 31, 2003, 3.00% and (2.81)%, respectively, for the year ended December 31, 2002, 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS.

D9

Financial Highlights

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$9.02	$9.80	$10.00

Income from Investment Operations:
Net investment income	0.09	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.71	(1.16)	(0.73)	(0.20)

Total from investment operations	1.80	(1.05)	(0.59)	(0.14)

Less Distributions:
Dividends from net investment income	(0.10)	—	(0.14)	(0.06)
Distributions from net realized gains	—	(0.01)	(0.05)	—

Total distributions	(0.10)	(0.01)	(0.19)	(0.06)

Net asset value, end of period	$9.66	$7.96	$9.02	$9.80

Total Investment Return(b)	22.87%	(11.67)%	(5.99)%	(1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$449.8	$147.3	$66.1	$3.7
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.83%	1.96%	3.26%	4.89	%(c)
Portfolio turnover rate	12%	22%	35%	4	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

	SP Conservative Assset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.16	$9.77	$10.00	$10.00

Income From Investment Operations:
Net investment income	0.16	0.16	0.21	0.08
Net realized and unrealized gains (losses) on investments	1.33	(0.73)	(0.24)	—	(c)

Total from investment operations	1.49	(0.57)	(0.03)	0.08

Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.03)	(0.16)	(0.08)
Distributions from net realized gains	(.01)	(0.01)	(0.04)	—	(c)

Total dividends and distributions	(.17)	(0.04)	(0.20)	(0.08)

Net Asset Value, end of period	$10.48	$9.16	$9.77	$10.00

Total Investment Return(b)	16.49%	(5.88)%	(0.23)%	0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$281.2	$117.5	$47.9	$1.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(d)
Net investment income	2.60%	2.79%	4.76%	8.07	%(d)
Portfolio turnover rate	22%	25%	29%	4	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Less than $0.005 per share.

(d)	Annualized.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D10

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.62	$9.04		$10.15		$10.00

Income From Investment Operations:
Net investment income	0.05	0.05		0.05		0.02
Net realized and unrealized gains (losses) on investments and foreign currencies	2.18	(1.47)		(1.11)		0.15

Total from investment operations	2.23	(1.42)		(1.06)		0.17

Less Dividends and Distributions:
Dividends from net investment income	(0.05)	—	(f)	(0.05)		(0.02)

Net Asset Value, end of period	$9.80	$7.62		$9.04		$10.15

Total Investment Return(b)	29.40%	(15.70)%		(10.46)%		1.69%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$391.2	$165.0		$94.4		$12.8
Ratios to average net assets:
Expenses	0.82%	0.83	%(e)	0.83	%(e)	0.83	%(c)(e)
Net investment income	0.80%	0.82	%(e)	0.64	%(e)	1.48	%(c)(e)
Portfolio turnover rate	7%	22%		17%		3	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and included reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 0.87% and 0.78%, respectively, for the year ended December 31, 2002, 1.03% and 0.43%, respectively, for the year ended December 31, 2001, and 3.16% and (0.85)%, respectively, for the period ended December 31, 2000.

(f)	Less than $0.005 per share.

	SP Deutsche International Equity Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003(f)	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.08	$7.35	$9.44	$10.00

Income From Investment Operations:
Net investment income	0.06	0.04	0.05	0.01
Net realized and unrealized losses on investments	1.58	(1.31)	(2.09)	(0.57)

Total from investment operations	1.64	(1.27)	(2.04)	(0.56)

Less Dividends:
Dividends from net investment income	(0.05)	—	(0.05)	—

Net Asset Value, end of period	$7.67	$6.08	$7.35	$9.44

Total Investment Return(b)	27.37%	(17.17)%	(22.07)%	(5.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$119.9	$46.4	$24.7	$7.8
Ratios to average net assets:(e)
Expenses	1.10%	1.10%	1.10%	1.10	%(c)
Net investment income	0.89%	0.55%	0.61%	0.55	%(c)
Portfolio turnover rate	87%	141%	155%	51	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.30% and 0.69%, respectively, for the year ended December 31, 2003, 1.77% and (0.12)%, respectively, for the year ended December 31, 2002, 3.27% and (1.56)%, respectively, for the year ended December 31, 2001, and 4.21% and (2.56)%, respectively, for the period ended December 31, 2000.

(f)	Calculated based upon weighted average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

D11

Financial Highlights

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.84	$8.27	$9.52	$10.00

Income from Investment Operations:
Net investment income	0.04	0.06	0.09	0.03
Net realized and unrealized losses on investments	1.88	(1.49)	(1.21)	(0.49)

Total from investment operations	1.92	(1.43)	(1.12)	(0.46)

Less Distributions:
Dividends from net investment income	(0.05)	—	(0.08)	(0.02)
Distributions from net realized gains	—	— (e)	(0.05)	—

Total distributions	(0.05)	—	(0.13)	(0.02)

Net Asset Value, end of period	$8.71	$6.84	$8.27	$9.52

Total Investment Return(b)	28.27%	(17.26)%	(11.77)%	(4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$326.7	$96.4	$46.8	$3.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.10%	1.12%	1.71%	2.95	%(c)
Portfolio turnover rate	18%	24%	43%	39	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns of less than a full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

	SP INVESCO Small Company Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.84	$6.94	$8.38	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	—	(f)
Net realized and unrealized gains (losses) on investments	1.71	(2.07)	(1.42)	(1.62)

Total from investment operations	1.68	(2.10)	(1.44)	(1.62)

Net Asset Value, end of period	$6.52	$4.84	$6.94	$8.38

Total Investment Return(b)	34.71%	(30.26)%	(17.18)%	(16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$35.0	$12.5	$8.4	$5.5
Ratios to average net assets:(d)
Expenses	1.15%	1.15%	1.15%	1.15	%(c)
Net investment loss	(0.72)%	(0.73)%	(0.28)%	(0.10	)%(c)
Portfolio turnover rate	122%	109%	83%	29	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively, for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D12

Financial Highlights

	SP Jennison International Growth Portfolio
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.22	$5.45		$8.50		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01		0.02		0.01
Net realized and unrealized gains (losses) on investments	1.66	(1.24)		(3.05)		(1.51)

Total from investment operations	1.67	(1.23)		(3.03)		(1.50)

Less Distributions:
Tax return of capital distributions	—	—		(0.02)		—

Net Asset Value, end of period	$5.89	$4.22		$5.45		$8.50

Total Investment Return(b)	39.57%	(22.57)%		(35.64)%		(15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$105.6	$34.9		$19.9		$7.6
Ratios to average net assets:(d)
Expenses	1.15%	1.24%		1.24%		1.24	%(c)
Net investment income	0.56%	0.26	%(g)	0.31	%(g)	0.51	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Calculated based upon weighted average shares outstanding during the year.

(g)	Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

D13

Financial Highlights

	SP Jennison International Growth Portfolio
	Class II
	Year Ended December 31,					October 4, 2000(a) through December 31, 2000
	2003	2002		2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.19	$5.43		$8.48		$9.79

Income From Investment Operations:
Net investment income (loss)	0.01	—	(f)	—	(f)	—	(f)
Net realized and unrealized gains (losses) on investments	1.63	(1.24)		(3.04)		(1.31)

Total from investment operations	1.64	(1.24)		(3.04)		(1.31)

Less Distributions:
Tax return of capital distributions	—	—		(0.01)		—
Net Asset Value, end of period	$5.83	$4.19		$5.43		$8.48

Total Investment Return(b)	39.14%	(22.84)%		(35.92)%		(13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$113.6	$23.6		$14.9		$2.7
Ratios to average net assets:(d)
Expenses	1.54%	1.64%		1.64%		1.64	%(c)
Net investment income (loss)	0.04%	(0.11	)%(h)	(0.03	)%(h)	—	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Calculated based upon weighted average shares outstanding during the year.

(h)	Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

D14

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.81	$9.44	$10.44	$10.00

Income From Investment Operations:
Net investment income	0.09	0.08	0.09	0.04
Net realized and unrealized gains (losses) on investments	2.00	(1.62)	(0.99)	0.44

Total from investment operations	2.09	(1.54)	(0.90)	0.48

Less Distributions:
Dividends from net investment income	—	(0.09)	(0.10)	(0.04)
Distributions in excess of net investment income	—	—	—	—	(e)
Tax Return of Capital	—	— (e)	—	—

Total distributions	—	(0.09)	(0.10)	(0.04)

Net Asset Value, end of period	$9.90	$7.81	$9.44	$10.44

Total Investment Return(b)	26.76%	(16.37)%	(8.65)%	4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$72.9	$38.3	$23.7	$3.9
Ratios to average net assets:(d)
Expenses	0.90%	0.90%	0.90%	0.90	%(c)
Net investment income	1.32%	1.22%	1.18%	1.60	%(c)
Portfolio turnover rate	73%	96%	61%	13	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)	Less than $0.005 per share.

(f)	Not annualized.

	SP MFS Capital Opportunities Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.00	$7.01	$9.15		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01	—	(f)	0.01
Net realized and unrealized gain (loss) on investments	1.33	(2.02)	(2.13)		(0.85)

Total from investment operations	1.34	(2.01)	(2.13)		(0.84)

Less Distributions:
Dividends from net investment income	(0.01)	—	(0.01)		(0.01)

Net Asset Value, end of period	$6.33	$5.00	$7.01		$9.15

Total Return(b)	26.80%	(28.67)%	(23.28)%		(8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.3	$9.3	$8.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income	0.34%	0.16%	(—	)%(g)	0.40	%(c)
Portfolio turnover rate	58%	143%	99%		25	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (0.69)%, respectively, for the year ended December 31, 2003 and 2.28% and (1.12)%, respectively, for the year ended December 31, 2002, 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Less than $0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

D15

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.09	$7.62	$9.69	$10.00

Income From Investment Operations:
Net investment income loss	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.66	(3.51)	(2.01)	(0.25)

Total from investment operations	1.64	(3.53)	(2.02)	(0.23)

Less Distributions:
Dividends from net investment income	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	(0.04)	(0.06)

Total distributions	—	—	(0.05)	(0.08)

Net Asset Value, end of period	$5.73	$4.09	$7.62	$9.69

Total Investment Return(b)	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	73%	255%	93%	27	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

	SP PIMCO High Yield Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.17	$9.81	$10.02		$10.00

Income From Investment Operations:
Net investment income	0.65	0.64	0.59		0.17
Net realized and unrealized gains (losses) on investments	1.36	(0.64)	(0.21)		0.02

Total from investment operations	2.01	—	0.38		0.19

Less Distributions:
Dividends from net investment income	(0.65)	(0.64)	(0.59)		(0.16)
Distributions from net realized gains	—	—	—		(0.01)
Distributions in excess of net realized capital gains	—	—	—		—	(d)

Total distributions	(0.65)	(0.64)	(0.59)		(0.17)

Net Asset Value, end of period	$10.53	$9.17	$9.81		$10.02

Total Investment Return(b)	22.41%	0.15%	3.97%		1.94%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$248.2	$112.2	$52.0		$8.0
Ratios to average net assets:
Expenses	0.72%	0.82%	0.82	%(e)	0.82	%(c)(e)
Net investment income	6.97%	7.79%	7.44	%(e)	7.78	%(c)(e)
Portfolio turnover rate	74%	108%	105%		88	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.08% and 7.18%, respectively, for the year ended December 31, 2001 and 3.42% and 5.18%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D16

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.41	$10.70	$10.40		$10.00

Income From Investment Operations:
Net investment income	0.23	0.28	0.32		0.13
Net realized and unrealized gains on investments	0.43	0.71	0.57		0.39

Total from investment operations	0.66	0.99	0.89		0.52

Less Distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.34)		(0.11)
Distributions from net realized gains	(0.25)	— (f)	(0.25)		(0.01)

Total distributions	(0.53)	(0.28)	(0.59)		(0.12)

Net Asset Value, end of period	$11.54	$11.41	$10.70		$10.40

Total Investment Return(b)	5.85%	9.39%	8.66%		5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$839.1	$471.7	$147.0		$10.7
Ratios to average net assets:
Expenses	0.65%	0.67%	0.76	%(d)	0.76	%(c)(d)
Net investment income	2.19%	3.02%	3.69	%(d)	5.94	%(c)(d)
Portfolio turnover rate	656%	574%	718%		239	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.68	$6.89		$8.38		$10.00

Income From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.99	(2.19)		(1.48)		(1.62)

Total from investment operations	1.97	(2.21)		(1.49)		(1.61)

Less Dividends:
Dividends from net investment income	—	—		—		(0.01)

Net Asset Value, end of period	$6.65	$4.68		$6.89		$8.38

Total Investment Return(b)	42.09%	(32.08)%		(17.78)%		(16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$170.0	$51.0		$31.2		$6.4
Ratios to average net assets:
Expenses	0.80%	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income (loss)	(0.56)%	(0.48	)%(d)	(0.37	)%(d)	0.49	%(c)(d)
Portfolio turnover rate	213%	299%		258%		82	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D17

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,			July 9, 2001(a) through December 31, 2001
	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.65	$6.88		$7.56

Income From Investment Operations:
Net investment loss	(0.05)	(0.05)		(0.01)
Net realized and unrealized gains (losses) on investments	1.98	(2.18)		(0.67)

Total from investment operations	1.93	(2.23)		(0.68)

Net Asset Value, end of period	$6.58	$4.65		$6.88

Total Investment Return(b)	41.51%	(32.41)%		(8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.3	$0.2		$0.2
Ratios to average net assets:
Expenses	1.20%	1.30	%(c)	1.30	%(c)(d)
Net investment loss	(0.97)%	(0.89	)%(c)	(0.87	)%(c)(d)
Portfolio turnover rate	213%	299%		258%

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have 1.38% and (0.95)%, respectively, for the year ended December 31, 2002, 1.81% and (1.38)%, respectively, for the period ended December 31, 2001.

(d)	Annualized.

	SP Small/Mid Cap Value Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.68	$11.36		$11.13		$10.00

Income From Investment Operations:
Net investment income	0.02	0.05		0.08		0.03
Net realized and unrealized gains (losses) on investments	3.18	(1.68)		0.26		1.10

Total from investment operations	3.20	(1.63)		0.34		1.13

Less Dividends:
Dividends from net investment income	— (b)	(0.05)		(0.11)		—	(b)

Net Asset Value, end of period	$12.88	$9.68		$11.36		$11.13

Total Investment Return(c)	33.11%	(14.38)%		3.11%		11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$250.6	$99.2		$47.4		$6.1
Ratios to average net assets:
Expenses	1.04%	1.05	%(e)	1.05	%(e)	1.05	%(d)(e)
Net investment income	0.37%	0.69	%(e)	1.08	%(e)	1.79	%(d)(e)
Portfolio turnover rate	90%	116%		89%		18	%(f)

(a)	Commencement of operations.

(b)	Less than $0.005 per share.

(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)	Annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D18

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$6.73	$7.94	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	—	(f)
Net realized and unrealized gains (losses) on investments	1.31	(1.69)	(1.20)	(2.06)

Total from investment operations	1.30	(1.70)	(1.21)	(2.06)

Net Asset Value, end of period	$6.33	$5.03	$6.73	$7.94

Total Investment Return(b)	25.84%	(25.26)%	(15.32)%	(20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$21.6	$10.8	$7.7	$5.9
Ratios to average net assets:(d)
Expenses	1.01%	1.01%	1.01%	1.01	%(c)
Net investment income (loss)	(0.28)%	(0.30)%	(0.16)%	0.18	%(c)
Portfolio turnover rate	93%	62%	116%	37	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively, for the year ended December 31, 2002, 2.61% and (1.76)%, respectively, for the year ended December 31, 2001 and 3.88% and (2.69)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share

(g)	Calculated based upon weighted average shares outstanding during the year.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,		January 12, 2001(a) through December 31, 2001(e)
	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.99	$6.70	$8.43

Income From Investment Operations:
Net investment loss	(0.03)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	1.30	(1.69)	(1.70)

Total from investment operations	1.27	(1.71)	(1.73)

Net Asset Value, end of period	$6.26	$4.99	$6.70

Total Investment Return(b)	25.45%	(25.52)%	(20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$14.3	$6.6	$2.0
Ratios to average net assets:(d)
Expenses	1.41%	1.41%	1.41	%(c)
Net investment loss	(0.68)%	(0.68)%	(0.58	)%(c)
Portfolio turnover rate	93%	62%	116%

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.05% and (1.32)%, respectively, for the year ended December 31, 2003, 2.34% and (1.61)%, respectively, for the year ended December 31, 2002 and 3.01% and (2.18)%, respectively, for the period ended December 31, 2001.

(e)	Calculated based upon weighted average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

D19

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Calculated based upon weighted average shares outstanding during the year.

(c)	Less than .005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D20

Financial Highlights

	Value Portfolio
	Class II
	Year Ended December 31,		May 14, 2001(c) through December 31, 2001
	2003(d)	2002(d)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$19.79

Income From Investment Operations:
Net investment income	0.16	0.16	0.12
Net realized and unrealized gain (losses) on investments	3.62	(4.15)	(1.01)

Total from investment operations	3.78	(3.99)	(0.89)

Less Distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.14)
Distributions from net realized gains	—	—	(0.85)
Tax return of capital distributions	— (e)	—	—

Total distributions	(0.16)	(0.17)	(0.99)

Net Asset Value, end of year	$17.37	$13.75	$17.91

Total Investment Return(a)	27.63%	(22.35)%	(4.34)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.9	$1.5	$1.1
Ratios to average net assets:
Expenses	0.84%	0.83%	0.84	%(b)
Net investment income	1.10%	1.04%	0.94	%(b)
Portfolio turnover rate	72%	94%	175%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)	Annualized.

(c)	Commencement of offering of Class II shares.

(d)	Calculated based upon weighted average shares outstanding during the year.

(e)	Less than $0.005 per share.

	Zero Coupon Bond Portfolio 2005
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.73	$13.77	$13.38	$12.68	$13.44

Income From Investment Operations:
Net investment income	0.60	0.59	0.65	0.65	0.67
Net realized and unrealized gains (losses) on investments	(0.34)	0.75	0.42	1.02	(1.43)

Total from investment operations	0.26	1.34	1.07	1.67	(0.76)

Less Distributions:
Dividends from net investment income	(0.60)	(1.25)	(0.64)	(0.67)	—
Distributions from net realized gains	(0.01)	(0.13)	(0.04)	(0.30)	—

Total distributions	(0.61)	(1.38)	(0.68)	(0.97)	—

Net Asset Value, end of year	$13.38	$13.73	$13.77	$13.38	$12.68

Total Investment Return(a)	1.90%	10.40%	8.11%	13.76%	(5.66)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$63.9	$66.8	$55.0	$49.8	$45.4
Ratios to average net assets:
Expenses	0.66%	0.63%	0.63%	0.65%	0.59%
Net investment income	4.33%	4.64%	5.05%	5.26%	5.31%
Portfolio turnover rate	8%	1%	10%	67%	15%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

SEE NOTES TO FINANCIAL STATEMENTS.

D21

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting The Prudential Series Fund, Inc. (hereafter referred to as the “Portfolios”) at December 31, 2003, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 13, 2004

E1

Tax Information (Unaudited)

Although we understand that the vast majority, if not all, of the shareholders/contract holders of the Series Fund currently maintain a tax deferred status, we are nevertheless required by the Internal Revenue Code to advise you within 60 days of the Series Fund’s fiscal year end (December 31, 2003) as to the federal tax status of dividends paid by the Series Fund during such fiscal year. Accordingly, we are advising you that in 2003, the Series Fund paid dividends as follows:

	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital		Total Distributions
Conservative Balanced Portfolio	$0.355	—	—		$0.355
Diversified Bond Portfolio	0.451	—	—		0.451
Diversified Conservative Growth Portfolio	0.439	—	—		0.439
Equity Portfolio (Class I)	0.178	—	—		0.178
Equity Portfolio (Class II)	0.090	—	—		0.090
Flexible Managed Portfolio	0.276	—	—		0.276
Global Portfolio	0.047	—	—		0.047
Government Income Portfolio	0.771	$0.117	—		0.888
High Yield Bond Portfolio	0.424	—	—		0.424
Jennison Portfolio (Class I)	0.038	—	—		0.038
Jennison Portfolio (Class II)	—	—	—		—
Jennison 20/20 Focus Portfolio (Class I)	0.020	—	—		0.020
Jennison 20/20 Focus Portfolio (Class II)	—	—	—		—
Money Market Portfolio	0.083	—	—		0.083
Natural Resources Portfolio	1.041	1.447	—		2.488
Small Capitalization Stock Portfolio	0.071	0.094	—		0.165
SP Aggressive Growth Asset Allocation Portfolio	0.002	—	—		0.002
SP AIM Aggressive Growth Portfolio	—	—	—		—
SP AIM Core Equity Portfolio	0.022	—	—		0.022
SP Alliance Large Cap Growth Portfolio	—	—	—		—
SP Alliance Technology Portfolio	—	—	—		—
SP Balanced Asset Allocation Portfolio	0.098	—	—		0.098
SP Conservative Asset Allocation Portfolio	0.153	0.013	—		0.166
SP Davis Value Portfolio	0.045	—	—		0.045
SP Deutsche International Equity Portfolio	0.055	—	—		0.055
SP Growth Asset Allocation Portfolio	0.049	—	—		0.049
SP INVESCO Small Company Growth Portfolio	—	—	—		—
SP Jennison International Portfolio (Class I)	—	—	—		—
SP Jennison International Portfolio (Class II)	—	—	—		—
SP Large Cap Value Portfolio	—	—	—		—
SP MFS Capital Opportunities Portfolio	0.008	—	—		0.008
SP Mid Cap Growth Portfolio	—	—	—		—
SP PIMCO High Yield Portfolio	0.650	—	—		0.650
SP PIMCO Total Return Portfolio	0.453	0.080	—		0.533
SP Prudential U.S. Emerging Growth Portfolio (Class I)	—	—	—		—
SP Prudential U.S. Emerging Growth Portfolio (Class II)	—	—	—		—
SP Small/Mid Cap Value Portfolio	0.003	—	—		0.003
SP Strategic Partners Focused Growth Portfolio (Class I)	—	—	—		—
SP Strategic Partners Focused Growth Portfolio (Class II)	—	—	—		—
Stock Index Portfolio	0.372	0.925	—		1.297
Value Portfolio (Class I)	0.242	—	—	(a)	0.242
Value Portfolio (Class II)	0.163	—	—	(a)	0.163
Zero Coupon Bond 2005 Portfolio	0.600	0.008	—		0.608

(a)	Less than $0.005 per share.

E2

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex” consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

Saul K. Fenster, Ph.D. (70)	Director, Since 1983	81	Member (since 2000), Board of Directors of IDT Corporation

Principal Occupations During Past 5 Years – President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; Director (since 1998) Society of Manufacturing Engineering Education Foundation, Director (since 1995) of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (65)	Director, Since 2001	85	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

Julian A. Lerner (79)	Director Emeritus, Since 2003	78	—

Principal Occupations During Past 5 Years – Senior Vice President and Portfolio Manager (1986-1995); AIM Charter Fund and AIM Summit Fund.

W. Scott McDonald, Jr. (66)	Director, Since 1983	81	—

Principal Occupations During Past 5 Years – Management Consultant (since 1997) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly, principal (1995-1997), Scott McDonald & Associates, Chief Operating Officer (1991-1995), Fairleigh Dickinson University, Executive Vice President and Chief Operating Officer (1975-1991), Drew University, interim President (1988-1990), Drew University and former Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (62)	Director, Since 2001	81	Director (since 1988) of The High Yield Plus Fund, Inc.

Principal Occupations During Past 5 Years – Chief Executive Officer, the Rochester Business Alliance, formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive; Director of Blue Cross of Rochester and Executive Service Corps of Rochester; Director of the Rochester Individual Practice Association; Director of Rural Metro Ambulance Rochester (since 2003).

Thomas M. O’Brien (53)	Director, Since 2003	78	Director (December 1996-May 2000) of North Fork Bank; Director (since May 2000) of Atlantic Bank of New York.

Principal Occupations During Past 5 Years – President and Chief Executive Officer (since May 2000) of Atlantic Bank of New York; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank.

John A. Pileski (64)	Director, Since 2003	78	Director (since April 2001) of New York Community Bank; Director (since January 1997) of Queens Museum of Art; Director (since May 1980) of Surf Club of Quogue, Inc.

Principal Occupations During Past 5 Years – Retired since June 2000; Tax Partner (July 1974-June 2000) of KPMG, LLP.

F. Don Schwartz (68)	Director, Since 2003	78	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

Louis A. Weil, III (62)	Director, Since 2001	80	—

Principal Occupations During Past 5 Years – Formerly Chairman (January 1999-July 2000), President and Chief Executive Officer (January 1996-July 2000) and Director (since September 1991) of Central Newspapers, Inc.; formerly Chairman of the Board (January 1996-July 2000), Publisher and Chief Executive Officer (August 1991-December 1995) of Phoenix Newspapers, Inc.

F1

Interested Directors

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Director	Other Directorships Held by the Director****

*David R. Odenath (46)	Chairman and Director Since 1999	79	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc.; Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (1999-2003) of Prudential Investments LLC (PI); Senior Vice President (since June 1999) of The Prudential Insurance Company of America (Prudential Insurance); formerly Senior Vice President (August 1993-May 1999) of PaineWebber Group, Inc.

*Robert F. Gunia (57)	Vice President and Director since 2001	179	Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Principal Occupations During Past 5 Years – Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of Prudential Insurance; Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities Incorporated (Prudential Securities).

Officers
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (44)	Treasurer and Principal Financial and Accounting Officer Since 1997	Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since
May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services,
Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President
		(March 1993-1999) of Prudential Securities.

Jeffrey M. Scarbel (40)	Assistant Treasurer Since 2000	Vice President (since November 2000) of PI; formerly Director (October 1996-November 2000) of PI.

Jonathan D. Shain (45)	Secretary Since 2001	Vice President and Corporate Counsel (since August 1998) of Prudential Insurance; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and
American Skandia Fund Services, Inc.; formerly Attorney with Fleet Bank, N.A. (January 1997-July
		1998).

Marguerite E. H. Morrison (47)	Assistant Secretary Since 2002; Chief Legal Officer Since 2003	Vice President and Chief Legal Officer-Mutual Funds and Unit Investment Trusts (since August 2000)
of Prudential Insurance; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice
President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American
Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Vice President and
Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant
Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel
		(December 1996-February 2001) of PI.

Edward P. Macdonald (36)	Assistant Secretary Since 2003	Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services,
Inc.; Chief Counsel, Investment Management of American Skandia, Inc. (ASI) (since July 2002);
Senior Counsel, Securities of ASI (September 2000-June 2002); Counsel of ASI (December 1999-
August 2000); Senior Associate of Counsel of ASI (April 1999-December 1999); Branch Chief, Senior
		Counsel and Attorney at the U.S. Securities and Exchange Commission (October 1994-April 1999).

Maryanne Ryan (39)	Anti-Money Laundering Compliance Officer Since 2002	Vice President, Prudential Insurance (since November 1998), First Vice President Prudential Securities
(March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American
Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia
		Marketing, Inc.

* “Interested” Director, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Director and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

F2

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Life insurance policies contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details.

All data from the outside companies was provided to Prudential Financial from the fund directly. Prudential Financial does not guarantee the accuracy or completeness thereof.

Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

PO Box 7478 Philadelphia, PA 19101-7478	Presorted Standard U.S. Postage PAID Prudential

VARIABLE ANNUITIES	ANNUAL REPORT	DECEMBER 31, 2003

Discovery Select® Variable Annuity

Discovery Choice® Variable Annuity

VARIABLE ANNUITIES

■	Pruco Life’s Discovery Select®

■	Pruco Life of New Jersey’s Discovery Select®

■	Pruco Life’s Discovery Choice®

■	Pruco Life of New Jersey’s Discovery Choice®

Make Life Easier with e-Delivery

You can stop receiving printed reports and start reviewing your variable annuity reports online by using e-Delivery. To enroll, go to www.icsdelivery.com/prudential For more details see inside front cover.

Pruco Life Insurance Company

Pruco Life Insurance Company of New Jersey

213 Washington Street, Newark, NJ 07102-2992

Pruco Life Insurance Company is not licensed to do business in New York.

IFS-2004-A072892

This report includes the financial statements of the variable investment options in the Discovery Select® variable annuity and Discovery Choice® variable annuity. It does not include the financial statements for your separate account. Discovery Select variable annuity was first offered to the public on October 7, 1996. Discovery Choice variable annuity was first offered on November 1, 1999.

IMPORTANT NOTE

This report may be used with the public only when preceded or accompanied by current prospectuses for the Discovery Select variable annuity, the Discovery Choice variable annuity, and the current Monthly Performance Review. The Monthly Performance Review reflects the reinvestment of all dividends and capital gains, and the deduction of investment management fees, expenses, and product-related insurance charges. It also provides returns that are net of all contract charges, including applicable surrender or withdrawal charges.

Investors should carefully consider the contract and the underlying portfolios’ investment objectives, risks, and charges and expenses before investing. The contract’s prospectus and the underlying portfolios’ prospectus contain information relating to investment objectives, risks, and charges and expenses, as well as other important information. Read them carefully before investing or sending money.

Like most annuity contracts, Discovery Select and Discovery Choice variable annuities contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your licensed financial professional will be glad to provide you with costs and complete details.

All data from the outside companies was provided to Prudential Financial from the fund directly. Prudential Financial does not guarantee the accuracy or completeness thereof.

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To receive your variable annuity semiannual/annual reports online, go to www.icsdelivery.com/prudential and enroll. Instead of receiving printed reports, you will receive notification via e-mail when new materials are available for your review. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website.

Variable Annuities	Annual Report	December 31, 2003

Table of Contents

Letter to Contract Owners

■	THE PRUDENTIAL SERIES FUND, INC. PORTFOLIOS

Diversified Bond Portfolio	SP Growth Asset Allocation Portfolio
Diversified Conservative Growth Portfolio	SP INVESCO Small Company Growth Portfolio
Equity Portfolio	SP Jennison International Growth Portfolio
Global Portfolio	SP Large Cap Value Portfolio
High Yield Bond Portfolio	SP MFS Capital Opportunities Portfolio
Jennison Portfolio	SP Mid Cap Growth Portfolio
Jennison 20/20 Focus Portfolio	SP PIMCO Total Return Portfolio
Money Market Portfolio	SP Prudential U.S. Emerging Growth Portfolio
Small Capitalization Stock Portfolio	SP Small/Mid Cap Value Portfolio
SP Aggressive Growth Asset Allocation Portfolio	SP Strategic Partners Focused Growth Portfolio
SP Alliance Technology Portfolio	Stock Index Portfolio
SP Balanced Asset Allocation Portfolio	Value Portfolio
SP Conservative Asset Allocation Portfolio

■	AIM VARIABLE INSURANCE FUNDS, INC.

AIM V.I. Core Equity Fund

AIM V.I. Premier Equity Fund

■	ALLIANCE BERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

AllianceBernstein Premier Growth Portfolio

■	AMERICAN CENTURY VARIABLE PORTFOLIO

American Century VP Value Fund

■	CREDIT SUISSE TRUST

Global Post-Venture Capital Portfolio

■	DAVIS VARIABLE ACCOUNT FUND, INC.

Davis Value Portfolio

■	FRANKLIN® TEMPLETON® VARIABLE INSURANCE PRODUCTS TRUST

Franklin® Small Cap Fund, Class II

■	JANUS ASPEN SERIES

Janus Aspen Growth Portfolio, Institutional Shares

Janus Aspen International Growth Portfolio, Institutional Shares

■	MFS® VARIABLE INSURANCE TRUSTSM

MFS® Emerging Growth Series

MFS® Research Series

■	OPCAP ADVISORS

PIMCO Advisors VIT OpCap Managed Portfolio

PIMCO Advisors VIT OpCap Small Cap Portfolio

■	T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price Equity Income Portfolio

T. Rowe Price International Stock Portfolio

This report may include financial information pertaining to certain portfolios that are not available through the variable annuity contract that you have chosen. Please refer to your variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Letter to Contract Owners

CHAIRMAN

DAVID R. ODENATH, JR.

■	DEAR CONTRACT OWNER

The past year presented a welcome change for equity investors. Several years of corporate belt-tightening paid off in a swift upswing in profits when economic growth picked up. Stock prices rose in anticipation of further profitability improvements in 2004. The gradual economic acceleration raised no fears of inflation or industrial bottlenecks, so interest rates stayed low. As a result, bondholders also had a good year.

The year 2003 was noteworthy for Prudential Financial. We successfully joined American Skandia and Prudential Annuities to create a strong, innovative organization. More clients are entrusting their retirement savings to us, and our market share continues to grow. As of September 30, we ranked sixth in advisor-sold variable annuity sales.

Despite this good news, the industry faces a number of challenges. Market timing and late trading have been the subject of attention by the regulators and investment management industry. Please be assured that Prudential Financial takes these issues very seriously. We are committed to protecting the interests of our contract holders.

Thank you for your confidence in our products. We look forward to continuing to serve your investment needs.

Sincerely,

David R. Odenath, Jr. Chairman, The Prudential Series Fund, Inc.	January 30, 2004

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Diversified Conservative Growth Portfolio

■	MANAGED BY: PRUDENTIAL INVESTMENT MANAGEMENT, INC.; EARNEST PARTNERS, LLC; RS INVESTMENTS; JENNISON ASSOCIATES LLC; and PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

The Diversified Conservative Growth Portfolio is a traditional conservative asset allocation of 60% fixed income and 40% U.S. bonds, broadly diversified over the bond and stock markets.

■	PERFORMANCE SUMMARY

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
Diversified Conservative Growth Portfolio	10.05%	21.57%	4.66%	5.12%
S&P 500 Index [2]	15.14%	28.67%	-4.05%	-2.44%
Diversified Conservative Growth Custom Blended Index[2]	8.73%	20.26%	4.51%	3.99%
Lipper (VIP) Income Funds Average[2]	7.32%	16.94%	3.81%	3.26%

Diversified Conservative Growth Portfolio inception date: 5/3/1999.

The Diversified Conservative Growth Portfolio returned 21.57% in 2003, while the S&P 500 Index rose 28.67%, and a blend of indexes customized to match our asset allocation rose 20.26%. The Lipper (VIP) Income Funds Average gained 16.94%.

■	PERFORMANCE REVIEW

With signs that economic growth was accelerating, many investors became more willing to take on risk as 2003 progressed. This helped the Portfolio because its diversified structure includes allocations to several of the more volatile assets that performed so well this year.

The Portfolio is predominantly allocated to core bonds because of their relatively low volatility. Bond yields have been very low recently because of the uncertain economic climate. Moreover, economic recovery often leads to rising rates, which reduce the value of outstanding bonds. Consequently, the return of core bonds as an asset class was held down. Nonetheless, the Portfolio’s performance was considerably enhanced by the substantial outperformance of its core bonds compared to their benchmark.

Returns of the benchmarks for all of the other asset classes in the Portfolio exceeded 25%. As investors became more optimistic about the economy and about the credit situation of bond issuers, high yield bonds (“junk bonds”) became more attractive. The 20% of the Portfolio allocated to this asset class rose substantially, making a large contribution to its return. Investors’ eagerness to own more volatile assets also boosted returns of the stocks of smaller companies. They substantially outperformed those of larger firms. Although the Portfolio had a relatively small allocation to these asset classes (both growth and value small caps), they added a disproportionately large margin to its return. Holdings in the two small-cap allocations also considerably outperformed their benchmarks, but the impact was less than that of the core bond holdings because of the small allocation to small-cap stocks.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception.
[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.
[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Inc.	Annual Report	December 31, 2003

Jennison 20/20 Focus Portfolio

☐	MANAGED BY: JENNISON ASSOCIATES LLC

Accelerating profits and surging economic activity in the second half of the year drove growth stocks, and this momentum should continue in 2004. Just as the impact of declining revenues on profitability was underestimated two years ago, we are probably entering a period when profit estimates will be revised upward to reflect stronger revenue growth. For value, we remain overweighted in industrials, basic industries, and select energy stocks to benefit from positive economics that stimuli like lower short-term rates and a weaker dollar should maintain. Within financials, we have overweighted insurance and brokers, and underweighted banks and consumer finance companies.

☐	PERFORMANCE SUMMARY

Average Annual Total Return Percentages[1]	Six Month	1-Year	3-Year	Since Inception
Jennison 20/20 Focus Portfolio: Class I	17.88%	29.30%	-0.16%	2.46%
S&P 500 Index[2]	15.14%	28.67%	-4.05%	-2.44%
Russell 1000 Index[2]	15.63%	29.89%	-3.78%	-1.87%
Lipper (VIP) Large-Cap Core Funds Average[2]	13.97%	26.43%	-6.02%	-2.88%
Lipper (VIP) Multi-Cap Core Funds Average[2]	15.77%	31.49%	-3.28%	0.65%

Jennison 20/20 Focus Portfolio Class I inception date. 5/3/1999. Jennison 20/20 Focus Portfolio Class II inception date 2/15/2000. Although Lipper classifies the Portfolio in the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average is also shown because the management of the portfolios in the Large-Cap Core Funds Average is more consistent with the management of the Portfolio.

The Jennison 20/20 Focus Portfolio (Class I) returned 29.30% in 2003, while the S&P 500 Index gained 28.67% and the Lipper (VIP) Multi-Cap Core Funds Average was 31.49%.

☐	PERFORMANCE REVIEW

Information technology stocks contributed significantly to the return of the growth holdings, led by our emphasis in semiconductor and semiconductor equipment stocks, including Intel and Texas Instruments. Cisco was also a notable contributor. We believe that as revenue growth accelerates, these companies should demonstrate impressive operating leverage leading to upward earnings revisions and positive earnings surprises. Healthcare stocks were among the largest contributors to growth absolute returns. Biotechnology holdings such as Amgen and Genentech advanced on the back of a stream of encouraging product developments. The Portfolio’s financial holdings performed well led by capital markets stocks such as Merrill Lynch. In the value holdings, consumer discretionary holding News Corp., an international media company, was among our top performers. News Corp. released a strong fiscal fourth-quarter earnings report and also benefited from the news that Fox Entertainment (81% owned by News Corp.) reported fiscal fourth-quarter earnings that were better than expected on the strength of high ratings and rising advertising revenue. Echostar, a top contributor to the Portfolio, performed well as investors reacted favorably to the termination of its proposed acquisition of Hughes Electronics, while gaining valuable intelligence concerning its main satellite competitor (Hughes). Echostar’s satellite network continues to add new subscribers at a rapid pace, and has enticed viewers away from cable. The weak performance of some of our healthcare stocks resulted in that sector being the only one to hurt Portfolio performance more than marginally during the period.

The Portfolio may invest in foreign securities, which are subject to the risks of currency fluctuation and the impact of social, political, and economic change.

*	Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I).

**	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

[1]	Past performance is not indicative of future returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted Portfolio performance is net of investment fees and fund expenses, but not product charges. If product charges were included, the performance quoted would be significantly lower. Six-month returns are not annualized. Source: Prudential Investments LLC and Lipper Inc.

[2]	For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

DIVERSIFIED BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $157,018,281 (cost $1,913,710,503)	$1,957,217,854
Foreign currency, at value (cost $48)	61
Interest receivable	13,828,930
Receivable for investments sold	10,067,807
Unrealized appreciation on forward foreign currency contracts	239,371
Receivable for capital stock sold	85,331
Due from broker—variation margin	46,614
Prepaid expenses	15,452

Total assets	1,981,501,420

LIABILITIES
Payable for investments purchased	398,446,364
Collateral for securities on loan	162,986,302
Unrealized depreciation on forward foreign currency contracts	969,838
Management fee payable	484,958
Payable for capital stock repurchased	381,127
Accrued expenses and other liabilities	243,215
Deferred directors’ fees	8,685
Payable to custodian	5,114

Total liabilities	563,525,603

NET ASSETS	$1,417,975,817

Net assets were comprised of:
Common stock, at $0.01 par value	$1,269,203
Paid-in capital in excess of par	1,387,833,536

1,389,102,739
Undistributed net investment income	180,286
Accumulated net realized loss on investments	(13,837,873)
Net unrealized appreciation on investments and foreign currencies	42,530,665

Net assets, December 31, 2003	$1,417,975,817

Net asset value and redemption price per share, $1,417,975,817 / 126,920,332 outstanding shares of common stock (authorized 340,000,000 shares)	$11.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest (net of $2,553 foreign withholding tax)	$58,368,891
Dividends	4,423,759
Income from securities lending, net	266,172

63,058,822

EXPENSES
Management fees	5,649,956
Custodian’s fees and expenses	250,000
Shareholders’ reports	212,000
Audit fee	39,000
Directors’ fees	28,000
Insurance expenses	24,000
Commitment fee on syndicated credit agreement	22,000
Legal fees and expenses	15,000
Transfer agent’s fees and expenses	2,700
Miscellaneous	5,857

Total expenses	6,248,513
Less: custodian fee credit	(13,507)

Net expenses	6,235,006

NET INVESTMENT INCOME	56,823,816

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	39,855,396
Futures	161,118
Foreign currencies	(6,180,774)
Short sales	153,786

33,989,526

Net change in unrealized appreciation (depreciation) on:
Investments	13,204,831
Futures	(491,017)
Foreign currencies	(174,518)

12,539,296

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	46,528,822

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$103,352,638

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$56,823,816	$74,301,622
Net realized gain (loss) on investments and foreign currencies	33,989,526	(1,678,323)
Net change in unrealized appreciation on investments and foreign currencies	12,539,296	23,226,659

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	103,352,638	95,849,958

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(57,232,060)	(159,965,745)
Tax Return of Capital	—	(1,784,789)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(57,232,060)	(161,750,534)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [18,720,228 and 17,549,865 shares, respectively]	205,756,877	189,983,072
Capital stock issued in reinvestment of dividends and distributions [5,149,986 and 15,159,311 shares, respectively]	57,232,060	161,750,534
Capital stock repurchased [23,581,158 and 29,401,035 shares, respectively]	(261,397,152)	(316,229,673)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	1,591,785	35,503,933

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,712,363	(30,396,643)
NET ASSETS:
Beginning of year	1,370,263,454	1,400,660,097

End of year (a)	$1,417,975,817	$1,370,263,454

(a) Includes undistributed net investment income of:	$180,286

SEE NOTES TO FINANCIAL STATEMENTS.

A1

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $153,323,307)	$169,483,023
Foreign currency, at value (cost $430,828)	442,708
Cash	23,171
Receivable for investments sold	6,600,349
Dividends and interest receivable	1,067,291
Unrealized appreciation on swaps	66,019
Premium for swaps purchased	59,018
Due from broker—variation margin	22,888
Unrealized appreciation on forward foreign currency contracts	9,056
Tax reclaim receivable	2,988
Prepaid expenses	1,749

Total assets	177,778,260

LIABILITIES
Investments sold short, at value (proceeds received $5,055,639)	5,114,438
Payable for investments purchased	2,481,664
Outstanding options written (premium received $275,482)	138,529
Accrued expenses and other liabilities	115,095
Management fee payable	106,892
Unrealized depreciation on swaps	96,702
Premium for swap written	87,503
Interest payable on securities sold short	37,458
Unrealized depreciation on forward foreign currency contracts	35,389
Payable for capital stock repurchased	7,154
Deferred trustees’ fee payable	3,898
Interest payable on swap agreements	273

Total liabilities	8,224,995

NET ASSETS	$169,553,265

Net assets were comprised of:
Common stock, at $0.01 par value	$159,570
Paid-in capital in excess of par	165,799,884

165,959,454
Undistributed net investment income	5,113,671
Accumulated net realized loss on investments	(17,951,210)
Net unrealized appreciation on investments and foreign currencies	16,431,350

Net assets, December 31, 2003	$169,553,265

Net asset value and redemption price per share, $169,553,265 / 15,957,028 outstanding shares of common stock (authorized 140,000,000 shares)	$10.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest	$5,386,058
Dividends (net of $5,487 foreign withholding tax)	836,312

6,222,370

EXPENSES
Investment advisory fee	1,192,995
Custodian’s fees and expenses	291,000
Shareholders’ reports	24,000
Directors’ fees	13,000
Audit fee	11,000
Legal fees and expenses	11,000
Insurance expenses	2,900
Commitment fee on syndicated credit agreement	2,500
Transfer agent’s fees and expenses	500
Miscellaneous	7,961

Total expenses	1,556,856
Less: custodian fee credit	(423)

Net expenses	1,556,433

NET INVESTMENT INCOME	4,665,937

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	5,231,876
Options written	61,109
Futures	754,399
Foreign currencies	(1,038,694)
Swaps	371,303
Short sales	(451,636)

4,928,357

Net change in unrealized appreciation (depreciation) on:
Investments	20,593,898
Options written	130,733
Futures	(123,887)
Foreign currencies	491,614
Swaps	360,068
Short sales	28,320

21,480,746

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	26,409,103

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,075,040

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,665,937	$6,579,408
Net realized gain (loss) on investments and foreign currencies	4,928,357	(14,063,594)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	21,480,746	(6,808,978)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	31,075,040	(14,293,164)

DIVIDENDS:
Dividends from net investment income	(7,087,093)	(391,218)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [419,429 and 544,055 shares, respectively]	4,040,815	5,250,779
Capital stock issued in reinvestment of dividends [802,615 and 39,358 shares, respectively]	7,087,093	391,218
Capital stock repurchased [2,386,946 and 4,099,731 shares, respectively]	(22,629,143)	(37,946,686)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(11,501,235)	(32,304,689)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,486,712	(46,989,071)
NET ASSETS:
Beginning of year	157,066,553	204,055,624

End of year (a)	$169,553,265	$157,066,553

(a) Includes undistributed net investment income of:	$5,113,671	$7,144,708

SEE NOTES TO FINANCIAL STATEMENTS.

A2

EQUITY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $414,347,398 (cost $3,917,349,414)	$4,446,545,034
Cash	2,525
Receivable for investments sold	20,590,410
Dividends and interest receivable	3,299,746
Receivable for capital stock sold	260,493
Tax reclaim receivable	188,986
Due from broker—variation margin	47,210
Prepaid expenses	38,696

Total assets	4,470,973,100

LIABILITIES
Collateral for securities on loan	437,748,240
Payable for investments purchased	17,277,420
Management fee payable	1,492,069
Payable for capital stock repurchased	832,659
Accrued expenses and other liabilities	471,475
Distribution fee payable	164
Administration fee payable	98

Total liabilities	457,822,125

NET ASSETS	$4,013,150,975

Net assets were comprised of:
Common stock, at $0.01 par value	$1,952,426
Paid-in capital in excess of par	4,411,500,758

4,413,453,184
Undistributed net investment income	277,872
Accumulated net realized loss on investments	(930,298,374)
Net unrealized appreciation on investments and foreign currencies	529,718,293

Net assets, December 31, 2003	$4,013,150,975

Class I:
Net asset value and redemption price per share, $4,012,328,159 / 195,202,633 outstanding shares of common stock (authorized 590,000,000 shares)	$20.55

Class II:
Net asset value and redemption price per share, $822,816 / 39,987 outstanding shares of common stock (authorized 10,000,000 shares)	$20.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $892,454 foreign withholding tax)	$50,239,134
Interest	181,279
Income from securities loaned, net	412,169

50,832,582

EXPENSES
Management fee	15,723,338
Distribution fee—Class II	1,309
Administration fee—Class II	785
Shareholders’ reports	754,000
Custodian’s fees and expenses	360,000
Audit fee	102,000
Insurance expenses	63,000
Commitment fee on syndicated credit agreement	55,000
Directors’ fees	55,000
Legal fees and expenses	29,000
Transfer agent’s fees and expenses	5,200
Miscellaneous	13,351

Total operating expenses	17,161,983
Loan interest expense (Note 8)	904
Less: custodian fee credit	(808)

Net expenses	17,162,079

NET INVESTMENT INCOME	33,670,503

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments transactions	(187,753,624)
Options written	29,448
Futures transactions	3,946,758
Foreign currencies transactions	(109,347)

(183,886,765)

Net change in unrealized appreciation (depreciation) on:
Investments	1,131,026,681
Futures	864,975
Foreign currencies	5,456

1,131,897,112

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	948,010,347

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$981,680,850

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$33,670,503	$34,525,958
Net realized loss on investments and foreign currencies	(183,886,765)	(527,040,808)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,131,897,112	(513,826,957)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	981,680,850	(1,006,341,807)

DIVIDENDS:
Dividends from net investment income
Class I	(34,653,868)	(34,102,714)
Class II	(3,532)	(2,409)

TOTAL DIVIDENDS	(34,657,400)	(34,105,123)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [5,749,045 and 9,073,815 shares, respectively]	101,063,434	172,748,546
Capital stock issued in reinvestment of dividends [1,744,973 and 2,132,982 shares, respectively]	34,657,400	34,105,123
Capital stock repurchased [20,110,903 and 28,711,197 shares, respectively]	(343,584,774)	(509,334,621)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(207,863,940)	(302,480,952)

TOTAL INCREASE (DECREASE) IN NET ASSETS	739,159,510	(1,342,927,882)
NET ASSETS:
Beginning of year	3,273,991,465	4,616,919,347

End of year (a)	$4,013,150,975	$3,273,991,465

(a) Includes undistributed net investment income of:	$277,872	$1,374,116

SEE NOTES TO FINANCIAL STATEMENTS.

A3

GLOBAL PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $132,760,909 (cost $687,832,028)	$783,198,478
Foreign currency, at value (cost $11,481,802)	11,639,591
Receivable for investments sold	14,471,078
Dividends receivable	426,802
Foreign tax reclaim receivable	163,987
Receivable for capital stock sold	138,353
Prepaid expenses	6,209
Unrealized appreciation on forward foreign currency contracts	3,487

Total assets	810,047,985

LIABILITIES
Collateral for securities on loan	139,928,992
Payable for capital stock repurchased	2,347,091
Payable for investments purchased	1,468,102
Management fee payable	411,725
Accrued expenses and other liabilities	209,799
Unrealized depreciation on forward foreign currency contracts	51,914

Total liabilities	144,417,623

NET ASSETS	$665,630,362

Net assets were comprised of:
Common stock, at $0.01 par value	$439,578
Paid-in capital in excess of par	836,913,043

837,352,621
Undistributed net investment income	6,551,798
Accumulated net realized loss on investments	(273,816,814)
Net unrealized appreciation on investments and foreign currencies	95,542,757

Net assets, December 31, 2003	$665,630,362

Net asset value and redemption price per share, $665,630,362 / 43,957,835 outstanding shares of common stock (authorized 140,000,000 shares)	$15.14

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $809,625 foreign withholding tax)	$9,153,908
Interest	20,269
Income from securities loaned, net	258,514

9,432,691

EXPENSES
Management fee	4,273,255
Custodian’s fees and expenses	405,000
Shareholders’ reports	226,000
Audit fee	16,600
Directors’ fees	15,000
Legal fees and expenses	12,000
Insurance expenses	10,000
Commitment fee on syndicated credit agreement	8,500
Transfer agent’s fees and expenses	5,000
Miscellaneous	8,916

Total operating expenses	4,980,271
Loan interest expense (Note 8)	102
Less: custodian fee credit	(760)

Net expenses	4,979,613

NET INVESTMENT INCOME	4,453,078

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	9,562,699
Options written	3,630
Foreign currencies	2,098,668

11,664,997

Net change in unrealized appreciation (depreciation) on:
Investments	154,678,358
Foreign currencies	(630,180)

154,048,178

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	165,713,175

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$170,166,253

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,453,078	$3,125,853
Net realized gain (loss) on investments and foreign currencies	11,664,997	(148,665,932)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	154,048,178	(42,355,528)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	170,166,253	(187,895,607)

DIVIDENDS:
Dividends from net investment income	(2,077,796)	(7,749,158)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [17,778,589 and 23,258,154 shares, respectively]	225,317,636	299,046,535
Capital stock issued in reinvestment of dividends [184,202 and 531,857 shares, respectively]	2,077,796	7,749,158
Capital stock repurchased [19,392,533 and 36,298,511 shares, respectively]	(244,784,313)	(481,242,136)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(17,388,881)	(174,446,443)

TOTAL INCREASE (DECREASE) IN NET ASSETS	150,699,576	(370,091,208)
NET ASSETS:
Beginning of year	514,930,786	885,021,994

End of year (a)	$665,630,362	$514,930,786

(a) Includes undistributed net investment income of:	$6,551,798	$2,077,848

SEE NOTES TO FINANCIAL STATEMENTS.

A4

HIGH YIELD BOND PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $362,328,575 (cost $1,755,814,271)	$1,817,060,516
Dividends and interest receivable	27,983,103
Receivable for investments sold	3,172,250
Receivable for capital stock sold	315,704
Prepaid expenses	13,946

Total assets	1,848,545,519

LIABILITIES
Collateral for securities on loan	377,052,545
Payable to custodian	3,708,105
Management fee payable	679,009
Payable for investments purchased	81,067
Payable for capital stock repurchased	205,190
Accrued expenses and other liabilities	126,835
Deferred director’s fee payable	5,580

Total liabilities	381,858,331

NET ASSETS	$1,466,687,188

Net assets were comprised of:
Common stock, at $0.01 par value	$2,772,078
Paid-in capital in excess of par	1,697,864,501

1,700,636,579
Distributions in excess of net investment income	(872,898)
Accumulated net realized loss on investments	(294,322,738)
Net unrealized appreciation on investments	61,246,245

Net assets, December 31, 2003	$1,466,687,188

Net asset value and redemption price per share, $1,466,687,188 / 277,207,828 outstanding shares of common stock (authorized 390,000,000 shares)	$5.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest	$107,689,513
Dividends	3,818,102
Income from securities loaned, net	550,221

112,057,836

EXPENSES
Management fee	7,095,408
Custodian’s fees and expenses	293,000
Shareholders’ reports	226,000
Audit fee	39,000
Directors’ fees	29,000
Commitment fee on syndicated credit agreement	21,000
Legal fees and expenses	20,000
Insurance expenses	18,000
Transfer agent’s fees and expenses	2,700
Miscellaneous	7,812

Total expenses	7,751,920
Less: custodian fee credit	(16,435)

Net expenses	7,735,485

NET INVESTMENT INCOME	104,322,351

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	6,321,957
Foreign currency transactions	(1,971)

6,319,986

Net change in unrealized appreciation (depreciation) on investments	179,026,505

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	185,346,491

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$289,668,842

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$104,322,351	$86,259,823
Net realized gain (loss) on investments and foreign currencies	6,319,986	(88,210,526)
Net change in unrealized appreciation (depreciation) on investments	179,026,505	20,001,592

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	289,668,842	18,050,889

DIVIDENDS:
Dividends from net investment income	(108,990,863)	(158,619,952)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [36,334,558 and 118,545,049 shares, respectively]	183,598,701	585,030,412
Capital stock issued in reinvestment of dividends [21,686,510 and 33,077,604 shares, respectively]	108,990,863	158,619,952
Capital stock repurchased [26,825,205 and 27,038,135 shares, respectively]	(135,167,810)	(130,303,535)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	157,421,754	613,346,829

TOTAL INCREASE IN NET ASSETS	338,099,733	472,777,766
NET ASSETS:
Beginning of year	1,128,587,455	655,809,689

End of year (a)	$1,466,687,188	$1,128,587,455

(a) Includes undistributed net investment income of:	$—	$2,017,478

SEE NOTES TO FINANCIAL STATEMENTS.

A5

JENNISON PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $478,549,044 (cost $2,102,636,815)	$2,356,640,173
Receivable for investments sold	14,233,472
Dividends and interest receivable	799,660
Receivable for capital stock sold	466,205
Tax reclaim receivable	105,511
Prepaid expenses	17,564

2,372,262,585

LIABILITIES
Collateral for securities on loan	495,524,246
Payable for investments purchased	28,059,432
Management fee payable	916,164
Payable for capital stock repurchased	782,434
Accrued expenses	251,111
Distribution fee payable	15,352
Administration fee payable	9,211

525,557,950

NET ASSETS	$1,846,704,635

Net assets were comprised of:
Common stock, at $0.01 par value	$1,111,667
Paid-in capital in excess of par	2,790,560,999

2,791,672,666
Undistributed net investment income	10,258
Accumulated net realized loss on investments	(1,198,990,021)
Net unrealized appreciation on investments and foreign currencies	254,011,732

Net assets, December 31, 2003	$1,846,704,635

Class I:
Net asset value and redemption price per share, $1,772,423,114 / 106,654,583 outstanding shares of common stock (authorized 240,000,000 shares)	$16.62

Class II:
Net asset value and redemption price per share, $74,281,521 / 4,512,098 outstanding shares of common stock (authorized 20,000,000 shares)	$16.46

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $409,917 foreign withholding tax)	$14,390,039
Income from securities lending, net	269,538

14,659,577

EXPENSES
Management fee	9,507,138
Distribution fee—Class II	148,306
Administration fee—Class II	88,984
Shareholders’ reports	280,000
Custodian’s fees and expenses	250,000
Audit fee	46,000
Directors’ fees	29,000
Insurance expenses	28,000
Legal fees and expenses	25,000
Commitment fee on syndicated credit agreement	22,000
Transfer agent’s fees and expenses	7,000
Miscellaneous	9,516

Total operating expenses	10,440,944
Loan interest expense (Note 8)	425
Less: custodian fee credit	(1,178)

Net expenses	10,440,191

NET INVESTMENT INCOME	4,219,386

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	(65,508,984)
Options written	8,540
Foreign currencies	(148,385)

(65,648,829)

Net change in unrealized appreciation on:
Investments	482,862,560
Foreign currencies	8,374

482,870,934

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	417,222,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$421,441,491

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,219,386	$3,593,063
Net realized loss on investments and foreign currencies	(65,648,829)	(463,325,687)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	482,870,934	(224,401,947)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	421,441,491	(684,134,571)

DIVIDENDS:
Dividends from net investment income
Class I	(4,049,114)	(3,653,967)
Class II	—	—

	(4,049,114)	(3,653,967)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [16,084,536 and 32,932,385 shares, respectively]	232,921,690	527,421,601
Capital stock issued in reinvestment of dividends [248,870 and 275,676 shares, respectively]	4,049,114	3,653,967
Capital stock repurchased [17,502,721 and 41,877,345 shares, respectively]	(244,549,890)	(652,831,245)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(7,579,086)	(121,755,677)

TOTAL INCREASE (DECREASE) IN NET ASSETS	409,813,291	(809,544,215)
NET ASSETS:
Beginning of year	1,436,891,344	2,246,435,559

End of year (a)	$1,846,704,635	$1,436,891,344

(a) Includes undistributed net investment income of:	$10,258	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A6

JENNISON 20/20 FOCUS PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $88,858,542)	$104,352,733
Receivable for investments sold	1,268,012
Receivable for capital stock sold	206,656
Dividends and interest receivable	125,500
Prepaid expenses	811

Total assets	105,953,712

LIABILITIES
Payable for investments purchased	1,562,213
Payable for capital stock repurchased	75,716
Management fee payable	62,730
Accrued expenses and other liabilities	41,495
Payable to custodian	9,235
Distribution fee payable	7,502
Administration fee payable	4,501

Total liabilities	1,763,392

NET ASSETS	$104,190,320

Net assets were comprised of:
Common stock, at $0.01 par value	$97,832
Paid-in capital in excess of par	104,779,950

104,877,782
Undistributed net investment income	61,682
Accumulated net realized loss on investments	(16,243,335)
Net unrealized appreciation on investments	15,494,191

Net assets, December 31, 2003	$104,190,320

Class I:
Net asset value and redemption price per share, $64,638,418 / 6,050,787 outstanding shares of common stock (authorized 140,000,000 shares)	$10.68

Class II:
Net asset value and redemption price per share, $39,551,902 / 3,732,440 outstanding shares of common stock (authorized 10,000,000 shares)	$10.60

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $2,220 foreign withholding tax)	$853,958
Interest	88

854,046

EXPENSES
Management fee	570,076
Distribution fee—Class II	44,601
Administration fee—Class II	26,761
Custodian’s fees and expenses	107,000
Directors’ fees	12,000
Audit fee	10,000
Legal fees and expenses	8,500
Shareholders’ reports	4,200
Commitment fee on syndicated credit agreement	3,200
Transfer agent’s fees and expenses	1,000
Miscellaneous	5,101

Total expenses	792,439
Loan interest expense (Note 8)	53
Less: custodian fee credit	(128)

Net expenses	792,364

NET INVESTMENT INCOME	61,682

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	528,786
Net change in unrealized appreciation (depreciation) on investments	20,042,662

NET GAIN ON INVESTMENTS	20,571,448

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,633,130

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$61,682	$127,803
Net realized gain (loss) on investments	528,786	(9,822,624)
Net change in unrealized appreciation (depreciation) on investments	20,042,662	(10,053,888)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,633,130	(19,748,709)

DIVIDENDS:
Dividends from net investment income:
Class I	(127,802)	(15,466)
Class II	—	—

TOTAL DIVIDENDS	(127,802)	(15,466)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [3,119,135 and 1,262,079 shares, respectively]	29,245,787	11,696,564
Capital stock issued in reinvestment of dividends [15,798 and 1,519 shares, respectively]	127,802	15,466
Capital stock repurchased [1,161,738 and 1,884,866 shares, respectively]	(10,306,439)	(17,156,007)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	19,067,150	(5,443,977)

TOTAL INCREASE (DECREASE) IN NET ASSETS	39,572,478	(25,208,152)
NET ASSETS:
Beginning of year	64,617,842	89,825,994

End of year (a)	$104,190,320	$64,617,842

(a) Includes undistributed net investment income of:	$61,682	$127,802

SEE NOTES TO FINANCIAL STATEMENTS.

A7

MONEY MARKET PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (amortized cost $931,002,383)	$931,002,383
Cash	777
Receivable for capital stock sold	3,364,339
Interest receivable	1,551,718
Prepaid expenses	13,459

Total assets	935,932,676

LIABILITIES
Payable for capital stock repurchased	1,786,534
Management fee payable	320,405
Accrued expenses	174,998

Total liabilities	2,281,937

NET ASSETS	$933,650,739

Net assets were comprised of:
Common stock, at $0.01 par value	$933,651
Paid-in capital in excess of par	932,717,088

Net assets, December 31, 2003	$933,650,739

Net asset value and redemption price per share, $933,650,739 / 93,365,074 outstanding shares of common stock (authorized 340,000,000 shares)	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest	$15,274,776

EXPENSES
Management fee	4,765,229
Shareholders’ reports	225,000
Custodian’s fees and expenses	122,000
Audit fee	36,000
Directors’ fees	24,000
Insurance expenses	21,000
Legal fees and expenses	14,000
Transfer agent’s fees and expenses	5,500
Miscellaneous	4,233

Total expenses	5,216,962
Less: custodian fee credit	(522)

Net expenses	5,216,440

NET INVESTMENT INCOME	10,058,336

NET REALIZED GAIN ON INVESTMENTS	5,631

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,063,967

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$10,058,336	$19,256,001
Net realized gain on investments	5,631	17,151

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	10,063,967	19,273,152

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(10,058,336)	(19,256,001)
Distributions from net realized capital gains	(5,631)	(17,151)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(10,063,967)	(19,273,152)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [79,403,786 and 180,832,605 shares, respectively]	794,037,861	1,808,326,045
Capital stock issued in reinvestment of dividends and distributions [1,006,397 and 1,927,315 shares, respectively]	10,063,967	19,273,152
Capital stock repurchased [123,701,580 and 196,288,751 shares, respectively]	(1,237,015,795)	(1,962,887,512)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(432,913,967)	(135,288,315)

TOTAL DECREASE IN NET ASSETS	(432,913,967)	(135,288,315)
NET ASSETS:
Beginning of year	1,366,564,706	1,501,853,021

End of year	$933,650,739	$1,366,564,706

SEE NOTES TO FINANCIAL STATEMENTS.

A8

SMALL CAPITALIZATION STOCK PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $119,273,266 (cost $631,208,318)	$744,692,114
Cash	69
Receivable for investments sold	1,482,085
Dividends and interest receivable	325,088
Receivable for capital stock sold	397,046
Prepaid expenses	5,623

Total assets	746,902,025

LIABILITIES
Collateral for securities on loan	125,065,395
Payable for investments purchased	1,522,702
Management fee payable	207,706
Accrued expenses and other liabilities	138,046
Due to broker—variation margin	59,200
Payable for capital stock repurchased	10,233

Total liabilities	127,003,282

NET ASSETS	$619,898,743

Net assets were comprised of:
Common stock, at $0.01 par value	$351,515
Paid-in capital in excess of par	507,296,498

507,648,013
Undistributed net investment income	49,770
Accumulated net realized loss on investments	(1,427,311)
Net unrealized appreciation on investments	113,628,271

Net assets, December 31, 2003	$619,898,743

Net asset value and redemption price per share, $619,898,743 / 35,151,505 outstanding shares of common stock (authorized 140,000,000 shares)	$17.64

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $2,358 foreign withholding tax)	$4,529,324
Interest	16,696
Income from securities lending, net	279,773

4,825,793

EXPENSES
Management fee	2,038,923
Custodian’s fees and expenses	186,000
Shareholders’ reports	98,000
Audit fee	20,000
Directors’ fees	15,000
Legal fees and expenses	11,000
Insurance expenses	9,000
Commitment fee on syndicated credit agreement	3,000
Transfer agent’s fees and expenses	2,000
Miscellaneous	60,590

Total operating expenses	2,443,513
Loan interest expense (Note 8)	435
Less: custodian fee credit	(415)

Net expenses	2,443,533

NET INVESTMENT INCOME	2,382,260

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	4,093,976
Futures	1,960,522

6,054,498

Net change in unrealized appreciation (depreciation) on:
Investments	160,967,395
Futures	210,900

161,178,295

NET GAIN ON INVESTMENTS	167,232,793

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$169,615,053

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,382,260	$2,197,258
Net realized gain (loss) on investments	6,054,498	(937,359)
Net change in unrealized appreciation (depreciation) on investments	161,178,295	(85,289,453)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	169,615,053	(84,029,554)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(2,476,478)	(5,036,768)
Distributions from net realized capital gains	(3,294,388)	(7,580,347)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(5,770,866)	(12,617,115)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [3,617,854 and 4,689,935 shares, respectively]	55,220,782	71,063,726
Capital stock issued in reinvestment of dividends and distributions [416,271 and 792,808 shares, respectively]	5,770,866	12,617,115
Capital stock repurchased [5,077,773 and 8,760,368 shares, respectively]	(72,352,327)	(130,711,777)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(11,360,679)	(47,030,936)

TOTAL INCREASE (DECREASE) IN NET ASSETS	152,483,508	(143,677,605)
NET ASSETS:
Beginning of year	467,415,235	611,092,840

End of year (a)	$619,898,743	$467,415,235

(a) Includes undistributed net investment income of:	$49,770	$143,988

SEE NOTES TO FINANCIAL STATEMENTS.

A9

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $52,803,227)	$60,591,982
Receivable for capital stock sold	62,462

Total assets	60,654,444

LIABILITIES
Payable for investments purchased	60,290
Payable for capital stock repurchased	2,165
Management fee payable	3,228

Total liabilities	65,683

NET ASSETS	$60,588,761

Net assets were comprised of:
Common stock, at $0.01 par value	$77,395
Paid-in capital in excess of par	54,731,440

54,808,835
Undistributed net investment income	47,387
Accumulated net realized loss on investments	(2,056,216)
Net unrealized appreciation on investments	7,788,755

Net assets, December 31, 2003	$60,588,761

Net asset value and redemption price per share, $60,588,761 / 7,739,498 outstanding shares of common stock (authorized 80,000,000 shares)	$7.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends	$61,907

EXPENSES
Management fee	14,520

NET INVESTMENT INCOME	47,387

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(794,845)
Net change in unrealized appreciation on investments	10,099,333

NET GAIN ON INVESTMENTS	9,304,488

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,351,875

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$47,387	$7,077
Net realized loss on investments	(794,845)	(849,967)
Net change in unrealized appreciation (depreciation) on investments	10,099,333	(2,092,540)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,351,875	(2,935,430)

DIVIDENDS:
Dividends from net investment income	(7,077)	—

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [6,301,640 and 2,019,417 shares, respectively]	43,779,270	13,422,696
Capital stock issued in reinvestment of dividends [1,239 and 0 shares, respectively]	7,077	—
Capital stock repurchased [1,117,894 and 450,554 shares, respectively]	(7,614,148)	(2,886,647)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	36,172,199	10,536,049

TOTAL INCREASE IN NET ASSETS	45,516,997	7,600,619
NET ASSETS:
Beginning of year	15,071,764	7,471,145

End of year (a)	$60,588,761	$15,071,764

(a) Includes undistributed net investment income of:	$47,387	$7,077

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SP ALLIANCE TECHNOLOGY PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $17,591,683)	$20,437,780
Foreign currency, at value (cost: $21,128)	21,758
Receivable for capital stock sold	58,712
Due from manager	8,251
Dividends and interest receivable	3,789
Prepaid expenses	114

Total assets	20,530,404

LIABILITIES
Payable for investments purchased	406,753
Payable for capital stock repurchased	61,760
Accrued expenses and other liabilities	44,594
Deferred directors’ fees	2,323

Total liabilities	515,430

NET ASSETS	$20,014,974

Net assets were comprised of:
Common stock, at $0.01 par value	$41,929
Paid-in capital in excess of par	22,528,285

22,570,214
Accumulated net realized loss on investments	(5,401,800)
Net unrealized appreciation on investments and foreign currencies	2,846,560

Net assets, December 31, 2003	$20,014,974

Net asset value and redemption price per share, $20,014,974 / 4,192,925 outstanding shares of common stock (authorized 80,000,000 shares)	$4.77

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $2,453 foreign withholding tax)	$25,149
Interest	3,571

28,720

EXPENSES
Management fee	133,443
Custodian’s fees and expenses	96,000
Shareholders’ reports	27,000
Legal fees	12,000
Audit fee	11,000
Directors’ fees	11,000
Transfer agent’s fees and expenses	3,500
Commitment fee on syndicated credit agreement	300
Miscellaneous	3,219

Total operating expenses	297,462
Less: custodian fee credit	(29)
expense subsidy	(146,595)

Net expenses	150,838

NET INVESTMENT LOSS	(122,118)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	48,748
Foreign currencies	190

48,938

Net change in unrealized appreciation on:
Investments	3,936,782
Foreign currencies	463

3,937,245

NET GAIN ON INVESTMENTS	3,986,183

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,864,065

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(122,118)	$(76,775)
Net realized gain (loss) on investments and foreign currencies	48,938	(3,617,853)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,937,245	(234,972)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,864,065	(3,929,600)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [3,893,739 and 1,629,439 shares, respectively]	16,576,777	6,907,662
Capital stock repurchased [1,654,394 and 1,020,070 shares, respectively]	(6,966,079)	(4,111,161)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	9,610,698	2,796,501

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,474,763	(1,133,099)
NET ASSETS:
Beginning of year	6,540,211	7,673,310

End of year	$20,014,974	$6,540,211

SEE NOTES TO FINANCIAL STATEMENTS.

A11

SP BALANCED ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $408,622,120)	$449,948,440
Receivable for capital stock sold	537,291
Due from manager	7,473

Total assets	450,493,204

LIABILITIES
Payable for investments purchased	526,512
Payable for capital stock repurchased	10,779

Total liabilities	537,291

NET ASSETS	$449,955,913

Net assets were comprised of:
Common stock, at $0.01 par value	$465,676
Paid-in capital in excess of par	407,809,047

408,274,723
Undistributed net investment income	4,764,898
Accumulated net realized loss on investments	(4,410,028)
Net unrealized appreciation on investments	41,326,320

Net assets, December 31, 2003	$449,955,913

Net asset value and redemption price per share, $449,955,913 / 46,567,565 outstanding shares of common stock (authorized 80,000,000 shares)	$9.66

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends	$4,895,140

EXPENSES
Management fee	130,242

NET INVESTMENT INCOME	4,764,898

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(825,056)
Net change in unrealized appreciation on investments	53,400,233

NET GAIN ON INVESTMENTS	52,575,177

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$57,340,075

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,764,898	$2,105,869
Net realized loss on investments	(825,056)	(2,970,224)
Net change in unrealized appreciation (depreciation) on investments	53,400,233	(11,808,821)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,340,075	(12,673,176)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(2,105,869)	—
Distributions from net realized capital gains	—	(83,279)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,105,869)	(83,279)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [30,930,294 and 13,355,238 shares, respectively]	272,487,635	111,712,735
Capital stock issued in reinvestment of dividends and distributions [267,922 and 9,326 shares, respectively]	2,105,869	83,279
Capital stock repurchased [3,147,944 and 2,181,930 shares, respectively]	(27,212,619)	(17,832,174)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	247,380,885	93,963,840

TOTAL INCREASE IN NET ASSETS	302,615,091	81,207,385
NET ASSETS:
Beginning of year	147,340,822	66,133,437

End of year (a)	$449,955,913	$147,340,822

(a) Includes undistributed net investment income of:	$4,764,898	$2,105,869

SEE NOTES TO FINANCIAL STATEMENTS.

A12

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $261,465,311)	$281,222,116
Receivable for capital stock sold	378,495

Total assets	281,600,611

LIABILITIES
Payable for investments purchased	353,721
Payable for capital stock repurchased	24,766
Management fee payable	12,519

Total liabilities	391,006

NET ASSETS	$281,209,605

Net assets were comprised of:
Common stock, at $0.01 par value	$268,227
Paid-in capital in excess of par	258,458,874

258,727,101
Undistributed net investment income	4,871,869
Accumulated net realized loss on investments	(2,146,170)
Net unrealized appreciation on investments	19,756,805

Net assets, December 31, 2003	$281,209,605

Net asset value and redemption price per share, $281,209,605 / 26,822,730 outstanding shares of common stock (authorized 80,000,000 shares)	$10.48

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends	$4,965,562

EXPENSES
Management fee	93,693

NET INVESTMENT INCOME	4,871,869

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	4,191
Net change in unrealized appreciation on investments	24,067,294

NET GAIN ON INVESTMENTS	24,071,485

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,943,354

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,871,869	$2,222,861
Net realized gain (loss) on investments	4,191	(1,747,549)
Net change in unrealized appreciation (depreciation) on investments	24,067,294	(4,357,935)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	28,943,354	(3,882,623)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(2,222,861)	(217,498)
Distributions from net realized capital gains	(264,006)	(51,167)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(2,486,867)	(268,665)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [16,487,104 and 9,791,487 shares, respectively]	161,815,520	90,835,888
Capital stock issued in reinvestment of dividends and distributions [272,384 and 27,669 shares, respectively]	2,486,867	268,665
Capital stock repurchased [2,766,434 and 1,893,646 shares, respectively]	(27,085,414)	(17,352,023)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	137,216,973	73,752,530

TOTAL INCREASE IN NET ASSETS	163,673,460	69,601,242
NET ASSETS:
Beginning of year	117,536,145	47,934,903

End of year (a)	$281,209,605	$117,536,145

(a) Includes undistributed net investment income of:	$4,871,869	$2,222,861

SEE NOTES TO FINANCIAL STATEMENTS.

A13

SP GROWTH ASSET ALLOCATION PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $288,586,598)	$326,719,708
Receivable for capital stock sold	1,526,804

Total assets	328,246,512

LIABILITIES
Payable for investments purchased	1,517,974
Management fee payable	12,861
Payable for capital stock repurchased	8,882
Deferred directors’ fees	1,044

Total liabilities	1,540,761

NET ASSETS	$326,705,751

Net assets were comprised of:
Common stock, at $0.01 par value	$375,246
Paid-in capital in excess of par	293,965,174

294,340,420
Undistributed net investment income	1,930,590
Accumulated net realized loss on investments	(7,698,369)
Net unrealized appreciation on investments	38,133,110

Net assets, December 31, 2003	$326,705,751

Net asset value and redemption price per share, $326,705,751 / 37,524,562 outstanding shares of common stock (authorized 80,000,000 shares)	$8.71

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends	$2,018,604

EXPENSES
Management fee	88,014

NET INVESTMENT INCOME	1,930,590

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(3,529,031)
Net change in unrealized appreciation (depreciation) on investments	49,477,044

NET GAIN ON INVESTMENTS	45,948,013

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,878,603

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,930,590	$797,294
Net realized loss on investments	(3,529,031)	(3,335,015)
Net change in unrealized appreciation (depreciation) on investments	49,477,044	(10,816,731)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	47,878,603	(13,354,452)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(797,294)	—
Distributions from net realized capital gains	—	(21,973)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(797,294)	(21,973)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [26,204,344 and 10,864,143 shares, respectively]	204,273,702	80,672,788
Capital stock issued in reinvestment of dividends and distributions [118,999 and 2,706 shares, respectively]	797,294	21,973
Capital stock repurchased [2,895,071 and 2,431,952 shares, respectively]	(21,817,431)	(17,783,588)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	183,253,565	62,911,173

TOTAL INCREASE IN NET ASSETS	230,334,874	49,534,748
NET ASSETS:
Beginning of year	96,370,877	46,836,129

End of year (a)	$326,705,751	$96,370,877

(a) Includes undistributed net investment income of:	$1,930,590	$797,294

SEE NOTES TO FINANCIAL STATEMENTS.

A14

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, excluding repurchase agreement, at value (cost $28,116,293)	$32,324,784
Repurchase agreement (cost $5,892,599)	5,892,599
Receivable for investments sold	264,910
Receivable for capital stock sold	16,082
Dividends and interest receivable	2,263
Prepaid expenses	212

Total assets	38,500,850

LIABILITIES
Payable for investments purchased	2,366,740
Payable for capital stock repurchased	1,057,003
Accrued expenses and other liabilities	46,778
Management fee payable	8,888
Deferred directors’ fees	2,325

Total liabilities	3,481,734

NET ASSETS	$35,019,116

Net assets were comprised of:
Common stock, at $0.01 par value	$53,700
Paid-in capital in excess of par	34,051,601

34,105,301
Accumulated net realized loss on investments	(3,294,676)
Net unrealized appreciation on investments	4,208,491

Net assets, December 31, 2003	$35,019,116

Net asset value and redemption price per share, $35,019,116 / 5,369,957 outstanding shares of common stock (authorized 80,000,000 shares)	$6.52

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT LOSS
Dividends (net of $22 foreign withholding tax)	$73,907
Interest	13,909

87,816

EXPENSES
Management fee	195,610
Custodian’s fees and expenses	101,000
Shareholders’ reports	28,000
Audit fee	10,000
Legal fees and expenses	10,000
Directors’ fees	8,900
Transfer agent’s fees and expenses	3,800
Miscellaneous	9,323

Total operating expenses	366,633
Less: custodian fee credit	(85)
expense subsidy	(129,823)

Net expenses	236,725

NET INVESTMENT LOSS	(148,909)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	1,826,903
Option written	2,927

1,829,830

Net change in unrealized appreciation (depreciation) on investments	4,451,430

NET GAIN ON INVESTMENTS	6,281,260

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,132,351

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(148,909)	$(78,008)
Net realized gain (loss) on investments	1,829,830	(2,895,182)
Net change in unrealized appreciation (depreciation) on investments	4,451,430	(713,148)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,132,351	(3,686,338)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [6,256,852 and 3,910,333 shares, respectively]	37,240,835	20,588,172
Capital stock repurchased [3,473,309 and 2,539,505 shares, respectively]	(20,867,128)	(12,819,425)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	16,373,707	7,768,747

TOTAL INCREASE IN NET ASSETS	22,506,058	4,082,409
NET ASSETS:
Beginning of year	12,513,058	8,430,649

End of year	$35,019,116	$12,513,058

SEE NOTES TO FINANCIAL STATEMENTS.

A15

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $14,109,729 (cost $192,054,825)	$228,107,695
Foreign currency, at value (cost $4,645,700)	4,936,866
Receivable for investments sold	754,442
Receivable for capital stock sold	666,999
Dividends and interest receivable	196,072
Tax reclaim receivable	52,410
Prepaid expenses	1,064

Total assets	234,715,548

LIABILITIES
Collateral for securities on loan	14,887,349
Management fee payable	143,346
Payable for capital stock repurchased	328,641
Accrued expenses and other liabilities	54,171
Distribution fee payable	21,281
Administration fee payable	12,768

Total liabilities	15,447,556

NET ASSETS	$219,267,992

Net assets were comprised of:
Common stock, at $0.01 par value	$374,500
Paid-in capital, in excess of par	192,635,533

193,010,033
Undistributed net investment income	268,170
Accumulated net realized loss on investments	(10,366,577)
Net unrealized appreciation on investments and foreign currencies	36,356,366

Net assets, December 31, 2003	$219,267,992

Class I:
Net asset value and redemption price per share, $105,621,382 / 17,940,209 outstanding shares of common stock (authorized 80,000,000 shares)	$5.89

Class II:
Net asset value and redemption price per share, $113,646,610 / 19,509,795 outstanding shares of common stock (authorized 20,000,000 shares)	$5.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $174,772 foreign withholding tax)	$1,736,690
Interest	76
Income from securities lending, net	55,624

1,792,390

EXPENSES
Management fee	922,491
Distribution fee—Class II	123,872
Administration fee—Class II	74,323
Custodian’s fees and expenses	245,000
Shareholders’ reports	36,000
Audit fee	13,000
Directors’ fees	9,200
Legal fees and expenses	7,500
Transfer agent’s fees and expenses	6,000
Commitment fee on syndicated credit agreement	1,100
Miscellaneous	6,315

Total operating expenses	1,444,801
Loan interest expense (Note 8)	104
Less: custodian fee credit	(114)

Net expenses	1,444,791

NET INVESTMENT INCOME	347,599

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	3,714,039
Foreign currencies	(63,601)

3,650,438

Net change in unrealized appreciation on:
Investments	38,866,246
Foreign currencies	289,663

39,155,909

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	42,806,347

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,153,946

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$347,599	$51,374
Net realized gain (loss) on investments and foreign currencies	3,650,438	(8,490,927)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	39,155,909	(1,460,580)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,153,946	(9,900,133)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [67,706,358 and 97,962,690 shares, respectively]	323,300,178	459,630,004
Capital stock repurchased [44,166,056 and 90,447,644 shares, respectively]	(205,761,119)	(425,966,534)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	117,539,059	33,663,470

TOTAL INCREASE IN NET ASSETS	160,693,005	23,763,337
NET ASSETS:
Beginning of year	58,574,987	34,811,650

End of year (a)	$219,267,992	$58,574,987

(a) Includes undistributed net investment income of:	$268,170	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A16

SP LARGE CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $64,687,042)	$73,207,212
Receivable for investments sold	226,761
Receivable for capital stock sold	139,479
Dividends and interest receivable	81,900
Prepaid expenses	548
Foreign tax reclaim receivable	20

Total assets	73,655,920

LIABILITIES
Payable for investments purchased	643,142
Accrued expenses and other liabilities	74,611
Management fee payable	36,424
Payable for capital stock repurchased	16,701
Deferred directors’ fees	2,362

Total liabilities	773,240

NET ASSETS	$72,882,680

Net assets were comprised of:
Common stock, at $0.01 par value	$73,637
Paid-in capital in excess of par	66,528,099

66,601,736
Undistributed net investment income	674,049
Accumulated net realized loss on investments	(2,913,275)
Net unrealized appreciation on investments	8,520,170

Net assets, December 31, 2003	$72,882,680

Net asset value and redemption price per share, $72,882,680 / 7,363,662 outstanding shares of common stock (authorized 80,000,000 shares)	$9.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $1,220 foreign withholding tax)	$1,129,365
Interest	4,612

1,133,977

EXPENSES
Management fee	409,060
Custodian’s fees and expenses	102,000
Shareholders’ reports	20,000
Audit fee	10,000
Directors’ fees	9,500
Legal fees and expenses	7,500
Transfer agent’s fees and expenses	3,800
Commitment fee on syndicated credit agreement	800
Miscellaneous	6,129

Total expenses	568,789
Loan interest expense (Note 8)	15
Less: custodian fee credit	(299)
expense subsidy	(108,577)

Net expenses	459,928

NET INVESTMENT INCOME	674,049

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(194,061)
Net change in unrealized appreciation (depreciation) on investments	12,923,618

NET GAIN ON INVESTMENTS	12,729,557

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,403,606

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$674,049	$403,367
Net realized loss on investments	(194,061)	(2,058,199)
Net change in unrealized appreciation (depreciation) on investments	12,923,618	(4,609,724)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,403,606	(6,264,556)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	—	(403,360)
Tax return of capital distributions	—	(6,059)

TOTAL DIVIDENDS AND DISTRIBUTIONS	—	(409,419)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [4,233,763 and 3,406,672 shares, respectively]	36,308,863	29,950,399
Capital stock issued in reinvestment of dividends and distributions [0 and 52,288 shares, respectively]	—	409,419
Capital stock repurchased [1,778,946 and 1,063,583 shares, respectively]	(15,149,223)	(9,099,948)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	21,159,640	21,259,870

TOTAL INCREASE IN NET ASSETS	34,563,246	14,585,895
NET ASSETS:
Beginning of year	38,319,434	23,733,539

End of year(a)	$72,882,680	$38,319,434

(a) Includes undistributed net investment income of:	$674,049	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A17

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $17,968,434)	$20,392,645
Receivable for investments sold	83,813
Receivable for capital stock sold	25,846
Dividends and interest receivable	25,799
Due from manager	13,666
Prepaid expenses	135
Tax reclaim receivable	20

Total assets	20,541,924

LIABILITIES
Payable for investments purchased	171,897
Accrued expenses and other liabilities	48,892
Deferred directors’ fees	2,325
Payable for capital stock repurchased	1,421

Total liabilities	224,535

NET ASSETS	$20,317,389

Net assets were comprised of:
Common stock, at $0.01 par value	$32,120
Paid-in capital in excess of par	21,867,474

21,899,594
Undistributed net investment income	43,844
Accumulated net realized loss on investments	(4,050,260)
Net unrealized appreciation on investments and foreign currencies	2,424,211

Net assets, December 31, 2003	$20,317,389

Net asset value and redemption price per share, $20,317,389 / 3,212,045 outstanding shares of common stock (authorized 80,000,000 shares)	$6.33

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $308 foreign withholding tax)	$170,530
Interest	3,999

174,529

EXPENSES
Management fee	97,980
Custodian’s fees and expenses	100,000
Shareholders’ reports	26,000
Audit fee	11,000
Legal fees and expenses	10,000
Directors’ fees	9,000
Transfer agent’s fees and expenses	3,400
Commitment fee on syndicated credit agreement	200
Miscellaneous	6,812

Total expenses	264,392
Less: expense subsidy	(133,734)
custodian fee credit	(29)

Net expenses	130,629

NET INVESTMENT INCOME	43,900

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	699,619
Foreign currencies	(56)

699,563

Net change in unrealized appreciation (depreciation) on:
Investments	2,517,316
Foreign currencies	(31)

2,517,285

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	3,216,848

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,260,748

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE IN NET ASSETS
OPERATIONS:
Net investment income	$43,900	$14,846
Net realized gain (loss) on investments and foreign currencies	699,563	(3,082,433)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,517,285	(37,213)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,260,748	(3,104,800)

DIVIDENDS:
Dividends from net investment income	(14,769)	—

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [1,965,303 and 2,421,976 shares, respectively]	11,160,163	13,214,957
Capital stock issued in reinvestment of dividends [3,026 and 0 shares, respectively]	14,769	—
Capital stock repurchased [625,563 and 1,723,512 shares, respectively]	(3,444,184)	(8,971,624)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	7,730,748	4,243,333

TOTAL INCREASE IN NET ASSETS	10,976,727	1,138,533
NET ASSETS:
Beginning of year	9,340,662	8,202,129

End of year (a)	$20,317,389	$9,340,662

(a) Includes undistributed net investment income of:	$43,844	$14,769

SEE NOTES TO FINANCIAL STATEMENTS.

A18

SP MID-CAP GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $50,378,753)	$60,232,726
Receivable for capital stock sold	139,006
Dividends and interest receivable	6,599
Prepaid expenses	338

Total assets	60,378,669

LIABILITIES
Payable for investments purchased	1,029,693
Payable for capital stock repurchased	375,094
Management fee payable	38,248
Accrued expenses and other liabilities	25,605
Deferred directors’ fees	2,352

Total liabilities	1,470,992

NET ASSETS	$58,907,677

Net assets were comprised of:
Common stock, at $0.01 par value	$102,863
Paid-in capital in excess of par	59,603,618

59,706,481
Accumulated net realized loss on investments and foreign currencies	(10,652,777)
Net unrealized appreciation on investments and foreign currencies	9,853,973

Net assets, December 31, 2003	$58,907,677

Net asset value and redemption price per share, $58,907,677 / 10,286,269 outstanding shares of common stock (authorized 80,000,000 shares)	$5.73

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends	$80,476
Interest	9,973

90,449

EXPENSES
Management fee	266,823
Custodian’s fees and expenses	93,000
Shareholders’ reports	45,000
Audit fee	12,000
Directors’ fees	11,000
Miscellaneous	7,290
Legal fees and expenses	7,500
Transfer agent’s fees and expenses	4,300

Total expenses	446,913
Less: custodian fee credit	(89)
expense subsidy	(113,366)

Net expenses	333,458

NET INVESTMENT LOSS	(243,009)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	998,871
Foreign currencies	49

998,920

Net change in unrealized appreciation (depreciation) on:
Investments	10,267,536
Foreign currencies	(48)

10,267,488

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	11,266,408

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,023,399

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(243,009)	$(97,107)
Net realized gain (loss) on investments and foreign currencies	998,920	(11,106,894)
Net change in unrealized appreciation on investments and foreign currencies	10,267,488	805,662

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,023,399	(10,398,339)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [8,725,545 and 4,993,128 shares, respectively]	44,431,608	24,806,716
Capital stock repurchased [2,903,968 and 2,612,747 shares, respectively]	(14,817,541)	(12,027,142)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	29,614,067	12,779,574

TOTAL INCREASE IN NET ASSETS	40,637,466	2,381,235
NET ASSETS:
Beginning of year	18,270,211	15,888,976

End of year	$58,907,677	$18,270,211

SEE NOTES TO FINANCIAL STATEMENTS.

A19

SP PIMCO TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $829,032,368)	$836,158,058
Foreign currency, at value (cost $4,607,988)	4,751,479
Receivable for investments sold	180,021,878
Dividends and interest receivable	4,284,409
Unrealized appreciation on swaps	1,744,784
Premium for swaps purchased	1,495,592
Receivable for capital stock sold	1,031,748
Interest receivable on swap agreement	603,113
Due from broker—variation margin	511,232
Unrealized appreciation on forward foreign currency contracts	124,807
Prepaid expenses	7,235

Total assets	1,030,734,335

LIABILITIES
Investments sold short, at value (proceeds received $162,401,247)	163,708,543
Payable for investments purchased	16,911,383
Outstanding options written (premium received $4,862,208)	3,756,170
Unrealized depreciation on forward foreign currency contracts	2,026,714
Unrealized depreciation on swaps	1,842,229
Premium for written swaps	1,502,925
Interest payable on investments sold short	663,807
Interest payable on swap agreements	523,572
Management fee payable	414,701
Payable for capital stock repurchased	206,851
Accrued expenses	47,381
Deferred directors’ fees	2,828
Payable to custodian	2,659

Total liabilities	191,609,763

NET ASSETS	$839,124,572

Net assets were comprised of:
Common stock, at $0.01 par value	$727,345
Paid-in capital in excess of par	812,529,097

813,256,442
Undistributed net investment income	3,547,759
Accumulated net realized gain on investments	12,648,454
Net unrealized appreciation on investments and foreign currencies	9,671,917

Net assets, December 31, 2003	$839,124,572

Net asset value and redemption price per share, $839,124,572 / 72,734,474 outstanding shares of common stock (authorized 80,000,000 shares)	$11.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Interest	$19,007,325
Dividends	8,545

19,015,870

EXPENSES
Management fee	4,008,826
Custodian’s fees and expenses	217,000
Shareholders’ reports	46,000
Audit fee	22,000
Directors’ fees	18,000
Commitment fee on syndicated credit agreement	16,000
Legal fees and expenses	13,000
Insurance expenses	7,300
Transfer agent’s fees and expenses	4,800
Miscellaneous	4,209

Total expenses	4,357,135
Less: custodian fee credit	(4,032)

Net expenses	4,353,103

NET INVESTMENT INCOME	14,662,767

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	16,134,272
Options written	642,917
Futures	8,717,500
Foreign currencies	(5,988,412)
Swaps	3,411,986
Short sales	(3,740,573)

19,177,690

Net change in unrealized appreciation (depreciation) on:
Investments	(2,651,610)
Options written	1,369,940
Futures	2,083,851
Foreign currencies	114,724
Swaps	2,129,290
Short sales	(913,582)

2,132,613

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	21,310,303

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,973,070

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$14,662,767	$8,880,764
Net realized gain on investments and foreign currencies	19,177,690	12,280,351
Net change in unrealized appreciation on investments and foreign currencies	2,132,613	7,837,234

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	35,973,070	28,998,349

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(16,698,108)	(8,915,477)
Distributions from net realized capital gains	(12,318,942)	(7,146)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(29,017,050)	(8,922,623)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [40,628,530 and 30,861,573 shares, respectively]	466,437,561	340,380,452
Capital stock issued in reinvestment of dividends and distributions [2,550,340 and 802,991 shares, respectively]	29,017,050	8,922,623
Capital stock repurchased [11,794,598 and 4,044,791 shares, respectively]	(134,952,839)	(44,686,394)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	360,501,772	304,616,681

TOTAL INCREASE IN NET ASSETS	367,457,792	324,692,407
NET ASSETS:
Beginning of year	471,666,780	146,974,373

End of year (a)	$839,124,572	$471,666,780

(a) Includes undistributed net investment income of:	$3,547,759	$1,837,788

SEE NOTES TO FINANCIAL STATEMENTS.

A20

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $154,201,729)	$169,336,869
Receivable for investments sold	3,194,168
Receivable for capital stock sold	472,356
Dividends and interest receivable	44,765
Prepaid expenses	994
Tax Reclaim Receivable	744

Total assets	173,049,896

LIABILITIES
Payable for investments purchased	2,490,080
Payable for capital stock repurchased	85,250
Management fee payable	81,897
Accrued expenses and other liabilities	51,516
Distribution fee payable	72
Administration fee payable	43

Total liabilities	2,708,858

NET ASSETS	$170,341,038

Net assets were comprised of:
Common stock, at $0.01 par value	$256,283
Paid-in capital in excess of par	155,413,306

155,669,589
Accumulated net realized loss on investments	(463,814)
Net unrealized appreciation on investments and foreign currency	15,135,263

Net assets, December 31, 2003	$170,341,038

Class I:
Net asset value and redemption price per share, $169,996,700 / 25,575,928 outstanding shares of common stock (authorized 80,000,000 shares)	$6.65

Class II:
Net asset value and redemption price per share, $344,338 / 52,307 outstanding shares of common stock (authorized 20,000,000 shares)	$6.58

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT LOSS
Dividends (net of $2,420 foreign withholding tax)	$219,609

EXPENSES
Management fee	575,081
Distribution fee—Class II	732
Administration fee—Class II	439
Custodian’s fees and expenses	100,000
Shareholders’ reports	40,000
Directors’ fees	12,000
Audit fee	11,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses	4,500
Commitment fee on syndicated credit agreement	1,800
Miscellaneous	6,225

Total operating expenses	759,777
Less: custodian fee credit	(117)

Net expenses	759,660

NET INVESTMENT LOSS	(540,051)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investments	15,684,600
Foreign currencies	474
Options written	(21,230)

15,663,844

Net change in unrealized appreciation (depreciation) on:
Investments	15,314,837
Foreign currencies	123

15,314,960

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	30,978,804

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,438,753

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(540,051)	$(201,427)
Net realized gain (loss) on investments and foreign currencies	15,663,844	(12,814,981)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	15,314,960	(1,640,738)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	30,438,753	(14,657,146)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [19,310,787 and 8,274,153 shares, respectively]	114,911,354	43,940,152
Capital stock repurchased [4,638,713 and 1,871,780 shares, respectively]	(26,241,240)	(9,411,936)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	88,670,114	34,528,216

TOTAL INCREASE IN NET ASSETS	119,108,867	19,871,070
NET ASSETS:
Beginning of year	51,232,171	31,361,101

End of year	$170,341,038	$51,232,171

SEE NOTES TO FINANCIAL STATEMENTS.

A21

SP SMALL/MID CAP VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $216,101,802)	$251,967,481
Cash	2,340,668
Receivable for investments sold	828,214
Receivable for capital stock sold	628,522
Dividends and interest receivable	226,409
Prepaid expenses	1,579

Total assets	255,992,873

LIABILITIES
Payable for investments purchased	5,163,495
Management fee payable	180,372
Accrued expenses and other liabilities	52,014
Payable for capital stock repurchased	19,312
Deferred directors’ fees	2,581

Total liabilities	5,417,774

NET ASSETS	$250,575,099

Net assets were comprised of:
Common stock, at $0.01 par value	$194,558
Paid-in capital in excess of par	214,040,695

214,235,253
Undistributed net investment income	553,326
Accumulated net realized loss on investments	(79,159)
Net unrealized appreciation on investments	35,865,679

Net assets, December 31, 2003	$250,575,099

Class I:
Net asset value and redemption price per share, $250,575,099 / 19,455,827 outstanding shares of common stock (authorized 80,000,000 shares)	$12.88

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $4,956 foreign withholding tax)	$2,091,056
Interest	31,058

2,122,114

EXPENSES
Management fee	1,354,612
Custodian’s fees and expenses	117,000
Shareholders’ reports	47,000
Directors’ fees	13,000
Audit fee	12,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses	4,500
Commitment fee on syndicated credit agreement	2,300
Miscellaneous	8,911

Total expenses	1,570,323
Less: custodian fee credit	(1,491)

Net expenses	1,568,832

NET INVESTMENT INCOME	553,282

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investments	5,661,583
Foreign currencies	44

5,661,627

Net change in unrealized appreciation (depreciation) on investments	43,300,041

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	48,961,668

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$49,514,950

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$553,282	$534,192
Net realized gain (loss) on investments and foreign currencies	5,661,627	(5,223,511)
Net change in unrealized appreciation (depreciation) on investments	43,300,041	(9,950,567)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	49,514,950	(14,639,886)

DIVIDENDS:
Dividends from net investment income	(37,628)	(463,177)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [12,296,185 and 7,737,279 shares, respectively]	135,021,387	84,398,594
Capital stock issued in reinvestment of dividends [4,099 and 47,701 shares, respectively]	37,628	463,177
Capital stock repurchased [3,095,968 and 1,709,203 shares, respectively]	(33,154,796)	(18,014,772)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	101,904,219	66,846,999

TOTAL INCREASE IN NET ASSETS	151,381,541	51,743,936
NET ASSETS:
Beginning of year	99,193,558	47,449,622

End of year (a)	$250,575,099	$99,193,558

(a) Includes undistributed net investment income of:	$553,326	$37,628

SEE NOTES TO FINANCIAL STATEMENTS.

A22

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value (cost $31,632,418)	$36,102,277
Receivable for investments sold	1,342,474
Receivable for capital stock sold	22,355
Dividends and interest receivable	23,168
Prepaid expenses	265

Total assets	37,490,539

LIABILITIES
Payable for investments purchased	1,225,782
Payable for capital stock repurchased	328,485
Management fee payable	26,004
Accrued expenses and other liabilities	25,805
Distribution fee payable	2,842
Deferred directors’ fees	2,353
Administration fee payable	1,705

Total liabilities	1,612,976

NET ASSETS	$35,877,563

Net assets were comprised of:
Common stock, at $0.01 par value	$56,904
Paid-in capital in excess of par	35,970,310

36,027,214
Accumulated net realized loss on investments	(4,619,510)
Net unrealized appreciation on investments	4,469,859

Net assets, December 31, 2003	$35,877,563

Class I:
Net asset value and redemption price per share, $21,638,468 / 3,415,797 outstanding shares of common stock (authorized 80,000,000 shares)	$6.33

Class II:
Net asset value and redemption price per share, $14,239,095 / 2,274,653 outstanding shares of common stock (authorized 20,000,000 shares)	$6.26

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $2,115 foreign withholding tax)	$178,705
Interest	2,381

181,086

EXPENSES
Management fee	225,063
Custodian’s fees and expenses	110,000
Shareholders’ reports	34,000
Distribution fee—Class II	24,302
Administration fee—Class II	14,581
Audit fee	12,000
Directors’ fees and expenses	11,000
Legal fees and expenses	11,000
Transfer agent’s fees and expenses	3,800
Commitment fee on syndicated credit agreement	100
Miscellaneous	4,948

Total expenses	450,794
Less: custodian fee credit	(127)
expense subsidy	(159,298)

Net expenses	291,369

NET INVESTMENT LOSS	(110,283)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	453,290
Net change in unrealized appreciation (depreciation) on investments	5,735,988

NET GAIN ON INVESTMENTS	6,189,278

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,078,995

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(110,283)	$(55,294)
Net realized gain (loss) on investments	453,290	(2,328,260)
Net change in unrealized appreciation (depreciation) on investments	5,735,988	(1,369,727)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,078,995	(3,753,281)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [3,613,901 and 3,165,201 shares, respectively]	20,091,224	17,595,192
Capital stock repurchased [1,382,835 and 1,140,272 shares, respectively]	(7,637,169)	(6,137,311)

NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	12,454,055	11,457,881

TOTAL INCREASE IN NET ASSETS	18,533,050	7,704,600
NET ASSETS:
Beginning of year	17,344,513	9,639,913

End of year	$35,877,563	$17,344,513

SEE NOTES TO FINANCIAL STATEMENTS.

A23

STOCK INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $659,448,903 (cost $2,970,499,659)	$3,621,545,331
Dividends receivable	3,352,657
Receivable for capital stock sold	1,777,242
Due from broker—variation margin	218,225
Prepaid expenses	27,937
Foreign tax reclaim receivable	8,414

Total assets	3,626,929,806

LIABILITIES
Collateral for securities on loan	684,279,573
Management fee payable	848,545
Payable for capital stock repurchased	536,376
Accrued expenses and other liabilities	362,673

Total liabilities	686,027,167

NET ASSETS	$2,940,902,639

Net assets were comprised of:
Common stock, at $0.01 par value	$1,003,962
Paid-in capital in excess of par	2,237,878,167

2,238,882,129
Undistributed net investment income	1,141,978
Accumulated net realized gain on investments	46,880,536
Net unrealized appreciation on investments	653,997,996

Net assets, December 31, 2003	$2,940,902,639

Net asset value and redemption price per share, $2,940,902,639 / 100,396,165 outstanding shares of common stock (authorized 340,000,000 shares)	$29.29

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends	$45,127,834
Interest	47,749
Income from securities loaned, net	352,351

45,527,934

EXPENSES
Management fee	8,883,674
Custodian’s fees and expenses	293,000
Audit fee	71,500
Shareholders’ reports	57,000
Insurance expenses	45,000
Directors’ fees	40,000
Commitment fee on syndicated credit agreement	36,000
Legal fees and expenses	25,000
Transfer agent’s fees and expenses	5,500
Miscellaneous	4,985

Total expenses	9,461,659
Less: custodian fee credit	(343)

Net expenses	9,461,316

NET INVESTMENT INCOME	36,066,618

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	38,734,772
Futures	13,681,530

52,416,302

Net change in unrealized appreciation (depreciation) on:
Investments	553,521,590
Futures	3,990,274

557,511,864

NET GAIN ON INVESTMENTS	609,928,166

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$645,994,784

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$36,066,618	$35,460,042
Net realized gain on investments	52,416,302	83,880,833
Net change in unrealized appreciation (depreciation) on investments	557,511,864	(852,291,866)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	645,994,784	(732,950,991)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income	(36,873,448)	(34,435,873)
Distributions from net realized capital gain	(88,278,910)	(23,877,334)

TOTAL DIVIDENDS AND DISTRIBUTIONS	(125,152,358)	(58,313,207)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [11,323,413 and 10,311,525 shares, respectively]	289,984,229	293,101,021
Capital stock issued in reinvestment of dividends and distributions [5,178,990 and 2,190,809 shares, respectively]	125,152,358	58,313,207
Capital stock repurchased [13,763,310 and 22,105,878 shares, respectively]	(347,327,411)	(601,988,288)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	67,809,176	(250,574,060)

TOTAL INCREASE (DECREASE) IN NET ASSETS	588,651,602	(1,041,838,258)
NET ASSETS:
Beginning of year	2,352,251,037	3,394,089,295

End of year (a)	$2,940,902,639	$2,352,251,037

(a) Includes undistributed net investment income of:	$1,141,978	$1,948,808

SEE NOTES TO FINANCIAL STATEMENTS.

A24

VALUE PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2003

ASSETS
Investments, at value including securities on loan of $264,057,525 (cost $1,560,282,796)	$1,763,787,793
Receivable for investments sold	13,855,596
Dividends and interest receivable	1,757,592
Receivable for capital stock sold	207,433
Tax reclaim receivable	111,454
Prepaid expenses	14,119

Total assets	1,779,733,987

LIABILITIES
Collateral for securities on loan	281,152,744
Payable for investments purchased	38,892,571
Payable for capital stock repurchased	367,191
Accrued expenses and other liabilities	227,799
Management fee payable	69,345
Distribution fee payable	590
Administration fee payable	354

Total liabilities	320,710,594

NET ASSETS	$1,459,023,393

Net assets were comprised of:
Common stock, at $0.01 par value	$840,253
Paid-in capital in excess of par	1,474,754,423

1,475,594,676
Accumulated net realized loss on investments	(220,076,280)
Net unrealized appreciation on investments	203,504,997

Net assets, December 31, 2003	$1,459,023,393

Class I:
Net asset value and redemption price per share $1,456,148,068 / 83,859,774 outstanding shares of common stock (authorized 340,000,000 shares)	$17.36

Class II:
Net asset value and redemption price per share, $2,875,325 / 165,510 outstanding shares of common stock (authorized 10,000,000 shares)	$17.37

STATEMENT OF OPERATIONS

Year Ended December 31, 2003

INVESTMENT INCOME
Dividends (net of $88,435 foreign withholding tax)	$24,652,712
Income from securities lending, net	134,130

24,786,842

EXPENSES
Management fee	5,132,821
Distribution fee—Class II	5,746
Administration fee—Class II	3,447
Shareholders’ reports	248,000
Custodian’s fees and expenses	163,000
Audit fee	32,000
Directors’ fees	25,000
Insurance expenses	24,000
Commitment fee on syndicated credit agreement	17,000
Legal fees and expenses	16,000
Transfer agent’s fees and expenses	5,500
Miscellaneous	349

Total expenses	5,672,863
Less: custodian fee credit	(171)

Net expenses	5,672,692

NET INVESTMENT INCOME	19,114,150

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	4,156,849
Net change in unrealized appreciation on investments	302,547,646

NET GAIN ON INVESTMENTS	306,704,495

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$325,818,645

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2003	Year Ended December 31, 2002
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$19,114,150	$20,934,624
Net realized gain (loss) on investments	4,156,849	(219,804,118)
Net change in unrealized appreciation (depreciation) on investments	302,547,646	(186,200,124)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	325,818,645	(385,069,618)

DIVIDENDS AND DISTRIBUTIONS:
Dividends from net investment income
Class I	(19,922,456)	(20,321,246)
Class II	(26,543)	(19,706)

	(19,948,999)	(20,340,952)

Tax return of capital
Class I	(111,957)	—
Class II	(149)	—

	(112,106)	—

TOTAL DIVIDENDS AND DISTRIBUTIONS	(20,061,105)	(20,340,952)

CAPITAL STOCK TRANSACTIONS:
Capital stock sold [5,751,364 and 11,993,803 shares, respectively]	85,572,556	190,666,422
Capital stock issued in reinvestment of dividends [1,195,581 and 1,472,190 shares, respectively]	20,061,105	20,340,952
Capital stock repurchased [13,737,343 and 23,263,374 shares, respectively]	(200,934,074)	(359,497,771)

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(95,300,413)	(148,490,397)

TOTAL INCREASE (DECREASE) IN NET ASSETS	210,457,127	(553,900,967)
NET ASSETS:
Beginning of year	1,248,566,266	1,802,467,233

End of year (a)	$1,459,023,393	$1,248,566,266

(a) Includes undistributed net investment income of:	$—	$834,849

SEE NOTES TO FINANCIAL STATEMENTS.

A25

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 99.2% LONG-TERM BONDS — 98.6%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Aerospace — 0.3%
Raytheon Co.	Baa3	4.50%	11/15/07	$700	$709,731
Raytheon Co.	Baa3	8.30%	03/01/10	1,900	2,279,825
United Technologies Corp.	A2	7.125%	11/15/10	575	673,305

					3,662,861

Airlines — 0.3%
Continental Airlines, Inc., Series 2000-1, Class A-1	Baa3	8.048%	11/01/20	3,959	4,055,758

Asset Backed Securities — 2.1%
Citibank Credit Card Master Trust, Series 1996-3	Aaa	6.10%	05/15/08	12,500	13,576,781
MBNA Master Credit Card Trust	Aaa	7.00%	02/15/12	14,300	16,529,139

					30,105,920

Automobiles & Trucks — 3.2%
Auburn Hills Trust, Inc.	A3	12.375%	05/01/20	1,605	2,312,510
Daimlerchrysler North America Holding Corp.	A3	6.50%	11/15/13	2,000	2,106,820
Equus Cayman Finance, Ltd., (Cayman Islands)	Ba1	5.50%	09/12/08	830	841,541
Ford Motor Co.(b)	Baa1	7.45%	07/16/31	2,420	2,445,461
Ford Motor Credit Co.	A3	6.875%	02/01/06	555	592,356
Ford Motor Credit Co.	A3	7.00%	10/01/13	5,175	5,457,964
Ford Motor Credit Co.	A3	7.375%	02/01/11	2,995	3,264,370
Ford Motor Credit Co.(b)	A3	7.75%	03/15/05	3,500	3,693,515
Ford Motor Credit Co.	A3	7.875%	06/15/10	600	670,419
General Motors Acceptance Corp.(b)	A3	6.15%	04/05/07	3,710	3,976,226
General Motors Acceptance Corp.(b)	A3	6.875%	08/28/12	5,895	6,341,994
General Motors Corp.(b)	Baa1	8.375%	07/15/33	5,435	6,309,019
Hyundai Motor Manufacturing LLC	Ba1	5.30%	12/19/08	1,820	1,825,443
Lear Corp.	Ba1	7.96%	05/15/05	3,040	3,252,800
Lear Corp.	Ba1	8.11%	05/15/09	1,700	1,999,625

					45,090,063

Banks and Savings & Loans — 3.1%
Bank of America Corp.	Aa2	5.875%	02/15/09	3,150	3,451,442
Cho Hung Bank, (South Korea)(g)	Baa2	11.50%	04/01/10	1,335	1,475,175
Cho Hung Bank, (South Korea)(g)	Baa2	11.875%	04/01/10	1,190	1,320,900
Citigroup, Inc.	Aa2	5.875%	02/22/33	675	663,395
Citigroup, Inc.(b)	Aa2	6.00%	10/31/33	2,000	1,999,794
Citigroup, Inc.(b)	Aa2	6.625%	06/15/32	980	1,061,621
Citigroup, Inc.	Aa2	7.25%	10/01/10	2,000	2,331,116
Hanvit Bank, (South Korea)(g)	Baa3	12.75%	03/01/10	100	111,000
HBOS PLC, (United Kingdom)	Aa3	6.00%	11/01/33	3,300	3,280,609
HSBC Holdings PLC, (United Kingdom)(b)	A1	5.25%	12/12/12	3,100	3,174,583
KBC Bank Funding Trust III(b)(g)	A2	9.86%	11/29/49	5,000	6,337,180
Korea Exchange Bank, (South Korea)(g)	Baa3	13.75%	06/30/10	1,915	2,221,400
PNC Funding Corp.	A3	7.50%	11/01/09	1,090	1,278,296
Santander Central Hispano Issuances, (Cayman Islands)	A1	7.625%	09/14/10	1,200	1,422,508
UFJ Finance Aruba AEC, (Aruba)	Baa1	6.75%	07/15/13	2,565	2,735,570
Washington Mutual, Inc.	A3	7.50%	08/15/06	10,000	11,171,420

					44,036,009

Building & Construction — 0.7%
American Standard, Inc.	Ba2	7.625%	02/15/10	3,800	4,313,000
Cemex SA, (Mexico)	Ba1	9.625%	10/01/09	2,400	2,898,000
D.R. Horton, Inc.	Ba1	6.875%	05/01/13	1,000	1,065,000
KB HOME	Ba1	7.75%	10/15/04	2,260	2,316,500

					10,592,500

Cable & Pay Television Systems — 0.5%
Clear Channel Communications, Inc.	Baa3	4.40%	05/15/11	700	683,497
Comcast Cable Communications, Inc.	Baa3	6.375%	01/30/06	650	699,756
Comcast Corp., Class A	Baa3	7.05%	03/15/33	255	277,392

SEE NOTES TO FINANCIAL STATEMENTS.

B1

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Cable & Pay Television Systems (cont’d.)
Cox Communications, Inc.(b)	Baa2	7.125%	10/01/12	$1,875	$2,162,650
Rogers Cablesystems, Inc., (Canada)	Ba2	10.00%	03/15/05	3,500	3,753,750

					7,577,045

Chemicals — 0.7%
Dow Chemical Co.	A3	5.97%	01/15/09	1,490	1,602,939
Dow Chemical Co.,	A3	5.75%	11/15/09	2,600	2,783,693
Eastman Chemical Co.	Baa2	7.00%	04/15/12	775	856,242
ICI Wilmington, Inc.	Baa3	4.375%	12/01/08	2,040	2,032,332
ICI Wilmington, Inc.	Baa3	5.625%	12/01/13	2,930	2,944,108

					10,219,314

Collateralized Mortgage Obligations — 0.4%
Washington Mutual, Series 2002-AR15, Class A5(g)	Aaa	4.38%	12/25/32	5,400	5,418,089

Commercial Mortgage Backed Securities — 4.3%
Bear Stearns Commercial Mortgage Securities, Inc., Series 2003-T10, Class X2(g)	AAA(e)	1.27%	03/13/40	43,638	2,829,651
Chase Commercial Mortgage Securities Corp., Series 1997-1, Class A2	AAA(e)	7.37%	06/19/29	4,429	4,844,595
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2	Aaa	4.93%	07/10/39	8,500	8,628,757
JP Morgan Chase Commercial Mortgage Securities, Series 2003-CB6, Class A2	Aaa	5.255%	07/12/37	9,700	9,998,378
JP Morgan Chase Commercial Mortgage Securities, Series 2003-ML1A, Class A2	Aaa	4.767%	03/12/39	4,969	4,971,178
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A3	Aaa	4.83%	11/15/27	3,375	3,434,345
Morgan Stanley Dean Witter Capital I, Series 2000-PRIN, Class A3	Aaa	7.36%	02/23/34	2,530	2,881,013
PNC Mortgage Acceptance Corp., Series 1999-CM1, Class A1B	AAA(e)	7.33%	12/10/32	4,800	5,534,766
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A1	Aaa	5.91%	03/12/34	7,143	7,683,478
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4	AAA(e)	4.98%	11/15/34	2,500	2,541,697
Wachovia Bank Commercial Mortgage Trust, Series 2003-C3, Class A2	AAA(e)	4.867%	02/15/35	7,330	7,373,711

					60,721,569

Commercial Services — 0.2%
Certegy, Inc.	Baa2	4.75%	09/15/08	1,900	1,947,852
Equifax, Inc.	Baa1	4.95%	11/01/07	1,340	1,401,527

					3,349,379

Computers — 1.7%
Computer Associates International, Inc.	Baa3	6.375%	04/15/05	2,005	2,095,937
Computer Sciences Corp.	A2	6.75%	06/15/06	495	542,842
Electronic Data Systems Corp.	Baa3	6.00%	08/01/13	7,375	7,246,933
Electronic Data Systems Corp.(b)	Baa3	6.85%	10/15/04	5,735	5,934,945
Hewlett-Packard Co.	A3	7.15%	06/15/05	400	430,050
International Business Machines Corp.(b)	A1	5.875%	11/29/32	3,500	3,521,640
International Business Machines Corp.	A1	8.375%	11/01/19	575	753,504
Jabil Circuit, Inc.	Baa3	5.875%	07/15/10	2,000	2,086,142
Unisys Corp.	Ba1	8.125%	06/01/06	1,650	1,782,000

					24,393,993

Containers & Packaging — 0.8%
Pactiv Corp.	Baa2	7.20%	12/15/05	2,450	2,659,392
Pactiv Corp.	Baa2	7.95%	12/15/25	1,575	1,874,302
Pactiv Corp.	Baa2	8.125%	06/15/17	2,360	2,869,436
Sealed Air Corp.	Baa3	5.625%	07/15/13	1,255	1,284,230
Sealed Air Corp.	Baa3	6.875%	07/15/33	1,910	2,021,726

					10,709,086

Diversified Operations — 0.2%
Bombardier, Inc., (Canada)(b)	Baa3	6.75%	05/01/12	2,900	3,168,250

SEE NOTES TO FINANCIAL STATEMENTS.

B2

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Drugs & Medical Supplies — 1.4%
Bristol-Myers Squibb Co.	A1	5.75%	10/01/11	$1,025	$1,107,637
Pharmacia Corp.	Aaa	6.50%	12/01/18	1,015	1,179,403
Quest Diagnostics, Inc.	Baa3	6.75%	07/12/06	5,775	6,311,151
Schering-Plough Corp.(b)	A3	5.30%	12/01/13	1,500	1,526,173
Schering-Plough Corp.	A3	6.50%	12/01/33	1,850	1,924,437
Wyeth	Baa1	5.50%	02/01/14	5,300	5,360,499
Wyeth(h)	Baa1	6.125%	03/15/04	2,200	2,219,807

					19,629,107

Financial Services — 2.0%
Capital One Bank	Baa2	6.50%	07/30/04	500	513,737
Capital One Bank(b)	Baa2	6.875%	02/01/06	4,250	4,597,641
Capital One Bank	Baa3	6.50%	06/13/13	3,500	3,669,446
Capital One Financial Corp.	Baa3	6.25%	11/15/13	1,550	1,589,046
CIT Group, Inc.(b)	A2	5.50%	11/30/07	235	251,609
General Electric Capital Corp.	Aaa	6.125%	02/22/11	2,900	3,190,336
General Electric Capital Corp.	Aaa	6.75%	03/15/32	5,000	5,535,605
Household Finance Corp.(b)	A1	5.75%	01/30/07	1,000	1,081,103
Household Finance Corp.	A1	6.75%	05/15/11	550	619,159
International Lease Finance Corp.(b)	A1	2.95%	05/23/06	1,940	1,955,349
Midland Funding II, Series B	Ba3	13.25%	07/23/06	4,000	4,680,000

					27,683,031

Food & Beverage — 1.9%
Cadbury Schweppes US Finance(b)	Baa2	3.875%	10/01/08	2,600	2,588,193
ConAgra Foods, Inc.(b)	Baa1	6.00%	09/15/06	1,600	1,729,419
Kellogg Co.	Baa2	6.00%	04/01/06	9,975	10,688,611
Kraft Foods, Inc.	A3	5.25%	06/01/07	650	691,536
Kraft Foods, Inc.	A3	5.625%	11/01/11	2,630	2,771,089
Kraft Foods, Inc.	A3	6.25%	06/01/12	1,425	1,553,052
Miller Brewing Co.	Baa1	5.50%	08/15/13	1,215	1,241,296
SABMiller PLC, (United Kingdom)	Baa1	6.625%	08/15/33	3,500	3,700,260
Tyson Foods, Inc.	Baa3	6.625%	10/17/05	1,025	1,070,912
Tyson Foods, Inc.(b)	Baa3	7.25%	10/01/06	1,250	1,369,791

					27,404,159

Forest Products — 0.2%
International Paper Co.	Baa2	5.50%	01/15/14	2,110	2,117,839
Weyerhaeuser Co.	Baa2	7.375%	03/15/32	1,170	1,272,143

					3,389,982

Gaming — 0.1%
International Game Technology(b)	Baa3	7.875%	05/15/04	1,895	1,934,473

Hospital Management — 1.0%
HCA, Inc.	Ba1	7.125%	06/01/06	10,500	11,376,036
HCA, Inc.	Ba1	7.875%	02/01/11	2,000	2,281,022

					13,657,058

Industrials — 0.5%
Rockwell Automation, Inc.	A3	5.20%	01/15/98	6,500	5,139,745
RPM International, Inc.	Baa3	6.25%	12/15/13	1,690	1,713,591

					6,853,336

Insurance — 0.5%
Aon Corp.	Baa2	7.375%	12/14/12	225	257,269
Commerce Group, Inc.	Baa2	5.95%	12/09/13	720	730,193
Hartford Financial Services Group, Inc.	A3	2.375%	06/01/06	1,400	1,392,989
Odyssey Re Holdings Corp.	BBB-(e)	7.65%	11/01/13	2,820	2,946,150
Royal & Sun Alliance Insurance Group PLC, (United Kingdom)(b)	Ba2	8.95%	10/15/29	535	520,223
UnumProvident Corp.	Baa3	7.625%	03/01/11	665	732,584

					6,579,408

SEE NOTES TO FINANCIAL STATEMENTS.

B3

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Investment Banks — 0.8%
JP Morgan Chase & Co.	A2	6.75%	02/01/11	$1,260	$1,420,765
Lehman Brothers Holdings, Inc.	A1	6.625%	02/05/06	3,685	4,007,043
Morgan Stanley	Aa3	7.75%	06/15/05	5,000	5,427,025

					10,854,833

Leisure — 1.2%
Carnival Corp.	A3	3.75%	11/15/07	3,600	3,606,433
Carnival PLC, (United Kingdom)	Baa3	7.30%	06/01/07	825	916,675
Harrahs Operating Co., Inc.(b)	Ba1	7.875%	12/15/05	5,375	5,845,312
MGM Mirage, Inc.	Ba1	6.00%	10/01/09	3,900	4,007,250
Park Place Entertainment Corp.	Ba2	7.875%	12/15/05	2,450	2,624,563

					17,000,233

Machinery — 1.2%
Ingersoll-Rand Co., (Bermuda)	BBB+(e)	5.80%	06/01/04	10,225	10,406,933
John Deere Capital Corp.	A3	7.00%	03/15/12	6,275	7,228,731

					17,635,664

Media — 3.8%
British Sky Broadcasting Group PLC, (United Kingdom)(b)	Baa3	7.30%	10/15/06	3,050	3,396,081
Chancellor Media Corp.	Ba1	8.00%	11/01/08	4,720	5,463,400
Liberty Media Corp.(b)	Baa3	5.70%	05/15/13	1,525	1,542,179
News America, Inc.(g)	Baa3	6.703%	05/21/04	22,000	22,351,186
Thomson Corp., (Canada)	A3	5.75%	02/01/08	2,750	2,981,737
Time Warner, Inc.	Baa1	5.625%	05/01/05	500	523,396
Time Warner, Inc.(b)	Baa1	6.875%	05/01/12	3,000	3,375,915
Time Warner, Inc.	Baa1	7.70%	05/01/32	2,300	2,684,344
Turner Broadcasting Systems, Inc.	Baa1	7.40%	02/01/04	10,000	9,999,944
United News & Media PLC, (United Kingdom)	Baa2	7.25%	07/01/04	2,000	2,034,642

					54,352,824

Metals — 0.3%
Alcan, Inc.	Baa1	5.20%	01/15/14	2,400	2,425,874
Alcan, Inc.	Baa1	6.125%	12/15/33	1,820	1,831,088

					4,256,962

Municipals — 0.3%
Illinois St., G.O., Taxable Pension	Aa3	5.10%	06/01/33	4,820	4,408,758

Oil & Gas — 2.6%
B.J. Services Co.	Baa2	7.00%	02/01/06	5,000	5,342,275
Conoco Funding Co., (Canada)	A3	6.35%	10/15/11	600	672,695
ConocoPhillips	A3	4.75%	10/15/12	1,780	1,787,490
ConocoPhillips	A3	6.375%	03/30/09	3,075	3,445,538
Halliburton Co.(g)	Baa2	2.656%	10/17/05	6,040	6,105,697
Halliburton Co.	Baa2	5.50%	10/15/10	2,920	3,053,785
Halliburton Co.	Baa2	7.60%	08/15/96	140	151,317
Occidental Petroleum Corp.(b)	Baa1	4.25%	03/15/10	3,250	3,270,377
Petrobras International Finance Co., (Mexico)(b)	Ba2	8.375%	12/10/18	2,000	2,055,000
Petronas Capital, Ltd., (Malaysia)	Baa1	7.00%	05/22/12	7,300	8,315,591
Suncor Energy, Inc.	A3	5.95%	12/01/34	850	843,762
Tosco Corp.	A3	7.25%	01/01/07	1,500	1,680,708

					36,724,235

Oil & Gas Exploration & Production — 2.2%
Burlington Resources Finance, (Canada)	Baa1	6.50%	12/01/11	510	569,577
Chesapeake Energy Corp.	Ba3	8.125%	04/01/11	61	67,393
Devon Financing Corp.(b)	Baa2	6.875%	09/30/11	1,150	1,304,014
Marathon Oil Corp.	Baa1	6.80%	03/15/32	1,800	1,927,732
Ocean Energy, Inc.	Baa3	7.25%	10/01/11	500	575,440

SEE NOTES TO FINANCIAL STATEMENTS.

B4

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Oil & Gas Exploration & Production (cont’d.)
Parker & Parsley Petroleum Co.	Ba1	8.25%	08/15/07	$1,310	$1,513,068
Parker & Parsley Petroleum Co.	Ba1	8.875%	04/15/05	4,995	5,345,894
Pemex Finance, Ltd., (Cayman Islands)	Baa1	9.14%	08/15/04	2,054	2,086,582
Petroleos Mexicanos, (Mexico)	Baa1	8.85%	09/15/07	4,450	5,150,875
Petroleos Mexicanos, (Mexico)	Baa1	9.25%	03/30/18	1,470	1,712,550
Petroleos Mexicanos, (Mexico)(b)	Baa1	9.50%	09/15/27	5,900	7,021,000
Transocean, Inc.	Baa2	7.50%	04/15/31	255	292,019
Valero Energy Corp.	Baa3	6.875%	04/15/12	3,725	4,122,081

					31,688,225

Real Estate Investment Trust — 0.6%
ERP Operating LP(d)	Baa1	6.63%	04/13/05	3,900	4,132,935
ERP Operating LP	Baa1	7.10%	06/23/04	1,500	1,536,986
Host Marriott LP	Ba3	8.375%	02/15/06	2,000	2,132,500

					7,802,421

Restaurants — 0.2%
Tricon Global Restaurants, Inc.	Ba1	8.875%	04/15/11	1,950	2,364,375
Yum! Brands, Inc.	Ba1	7.45%	05/15/05	595	634,419

					2,998,794

Retail — 0.6%
JC Penney Co., Inc.	Ba3	7.375%	08/15/08	1,000	1,111,250
May Department Stores Co.	Baa1	6.90%	01/15/32	410	441,581
Saks, Inc.	B1	7.00%	12/01/13	48	48,960
Target Corp.(b)	A2	6.35%	01/15/11	1,400	1,562,223
The Gap, Inc.(b)	Ba3	6.90%	09/15/07	4,675	5,160,031
Toys “R” Us, Inc.(b)	Baa3	7.375%	10/15/18	270	269,810

					8,593,855

Structured Notes — 2.0%
DJ TRAC-X NA HY S2 T1(b)	Ba3	7.375%	03/25/09	11,250	11,728,125
DJ TRAC-X NA HY S2 T2(b)	Ba3	6.05%	03/25/09	10,300	10,544,625
Lehman Brothers, Inc., TRAINS HY-1-2003(f)	B1	8.4848%	05/15/13	2,121	2,343,224
Preferred Term Securities X, Class A-1(g)	Aaa	1.86%	07/03/33	3,900	3,890,250

					28,506,224

Supermarkets — 0.3%
Albertson’s, Inc.(b)	Baa2	7.50%	02/15/11	990	1,134,891
Albertson’s Inc.	Baa2	8.00%	05/01/31	1,500	1,736,432
The Kroger Co.(b)	Baa3	6.75%	04/15/12	1,375	1,523,528

					4,394,851

Telecommunications — 5.8%
AT&T Corp.(b)(h)	Baa2	7.25%	11/15/06	4,950	5,473,888
AT&T Corp.(b)(h)	Baa2	8.05%	11/15/11	870	1,001,353
AT&T Corp.(h)	Baa2	8.75%	11/15/31	1,165	1,361,376
AT&T Wireless Services, Inc.(b)	Baa2	8.125%	05/01/12	1,815	2,134,351
CenturyTel, Inc.	Baa2	7.875%	08/15/12	2,025	2,398,463
Citizens Communications Co.	Baa2	8.50%	05/15/06	2,845	3,106,345
Citizens Communications Co.	Baa2	9.25%	05/15/11	2,700	3,192,056
Deutsche Telekom International Finance BV, (Netherlands)(b)	Baa3	5.25%	07/22/13	4,050	4,091,387
Deutsche Telekom International Finance BV, (Netherlands)(h)	Baa3	8.25%	06/15/05	1,425	1,545,776
Deutsche Telekom International Finance BV, (Netherlands)(h)	Baa3	8.75%	06/15/30	350	447,100
Deutsche Telekom International Finance BV, (Netherlands)(h)	Baa3	9.25%	06/01/32	135	185,238
INTELSAT, (Bermuda)	Baa3	6.50%	11/01/13	3,365	3,511,017
Koninklijke (Royal) KPN NV, (Netherlands)	Baa1	8.00%	10/01/10	3,000	3,588,801

SEE NOTES TO FINANCIAL STATEMENTS.

B5

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Telecommunications (cont’d.)
L-3 Communications Corp.	Ba3	6.125%	01/15/14	$2,825	$2,832,063
LCI International, Inc.	Caa1	7.25%	06/15/07	6,675	6,408,000
PCCW-HKTC Capital, Ltd., (Hong Kong)(b)	Baa2	8.00%	11/15/11	2,150	2,523,268
Sprint Capital Corp.	Baa3	6.90%	05/01/19	1,625	1,660,001
Sprint Capital Corp.(b)	Baa3	8.375%	03/15/12	1,640	1,915,192
Telecom de Puerto Rico	Baa1	6.65%	05/15/06	6,800	7,370,268
Telecom de Puerto Rico	Baa1	6.80%	05/15/09	4,365	4,879,795
Telecom Italia Capital, (Luxembourg)	Baa2	5.25%	11/15/13	1,100	1,102,190
TeleCorp PCS, Inc.	Baa2	10.625%	07/15/10	5,940	6,943,438
TELUS Corp., (Canada)	Ba1	7.50%	06/01/07	6,250	6,994,650
TELUS Corp., (Canada)	Ba1	8.00%	06/01/11	150	175,393
Verizon Global Funding Corp.	A+(e)	4.375%	06/01/13	650	614,049
Verizon Wireless Capital, Inc.	A3	5.375%	12/15/06	5,900	6,295,902
Vodafone Group PLC, (United Kingdom)	A2	5.00%	12/16/13	1,150	1,145,246

					82,896,606

Tobacco — 0.3%
Altria Group, Inc	Baa2	7.00%	11/04/13	3,450	3,680,443
Altria Group, Inc.(b)	Baa2	7.65%	07/01/08	1,100	1,217,484

					4,897,927

Utilities — 7.7%
CenterPoint Energy Houston Electric LLC	Baa2	5.70%	03/15/13	2,950	3,082,753
CenterPoint Energy Houston Electric LLC	Baa2	6.95%	03/15/33	1,000	1,107,761
CenterPoint Energy Resources Corp.	Ba1	7.875%	04/01/13	6,600	7,471,840
Cinergy Corp.	Baa2	6.25%	09/01/04	11,000	11,283,789
Commonwealth Edison Co.	A3	5.875%	02/01/33	1,400	1,400,551
Commonwealth Edison Co.	Baa1	7.625%	01/15/07	7,525	8,509,812
Consumers Energy Co.	Baa3	5.375%	04/15/13	1,000	1,004,625
Consumers Energy Co.(h)	Baa3	6.25%	09/15/06	2,300	2,483,448
Dominion Resources, Inc.	Baa1	2.80%	02/15/05	5,000	5,051,545
Duke Energy Field Services	Baa2	7.50%	08/16/05	12,000	12,893,544
Empresa Nacional de Electricidad SA, (Chile)	Ba2	8.35%	08/01/13	625	702,589
Energy East Corp.	Baa2	6.75%	09/15/33	1,150	1,206,662
Enersis SA, (Chile)(b)	Ba2	7.375%	01/15/14	3,700	3,809,394
FirstEnegy Corp.(b)	Baa2	5.50%	11/15/06	1,700	1,760,931
FirstEnergy Corp.	Baa2	6.45%	11/15/11	3,030	3,140,438
FirstEnergy Corp.	Baa2	7.375%	11/15/31	1,125	1,150,849
MidAmerican Energy Holdings Co.	Baa3	7.23%	09/15/05	5,000	5,389,355
Niagara Mohawk Power	Baa2	8.00%	06/01/04	5,000	5,129,645
NiSource Finance Corp.(g)	Baa3	1.919%	05/04/05	5,000	4,999,970
NiSource Finance Corp.(b)	Baa3	7.875%	11/15/10	3,000	3,568,173
Northern States Power Co.	A3	8.00%	08/28/12	2,800	3,413,847
Oncor Electric Delivery Co.	Baa2	7.00%	09/01/22	300	330,508
Pinnacle Partners LP	Ba2	8.83%	08/15/04	7,535	7,808,144
PSE&G Power LLC	Baa1	6.95%	06/01/12	1,500	1,691,679
Southern California Edison Co.	Baa3	6.375%	01/15/06	1,250	1,325,000
Southern California Edison Co.	Baa3	7.625%	01/15/10	1,100	1,265,000
Southern California Edison Co.	Baa2	8.00%	02/15/07	3,823	4,372,556
Xcel Energy, Inc.	Baa3	3.40%	07/01/08	1,330	1,298,846
Xcel Energy, Inc.(b)	Baa3	7.00%	12/01/10	1,850	2,097,808

					108,751,062

Waste Management — 0.7%
Allied Waste North America, Inc.(b)	BB-(e)	7.375%	01/01/04	1,675	1,675,000
Waste Management, Inc.	Baa3	7.00%	10/01/04	1,600	1,655,802
Waste Management, Inc.	Baa3	7.125%	10/01/07	1,550	1,743,262
Waste Management, Inc.	Baa3	7.65%	03/15/11	2,100	2,446,281

SEE NOTES TO FINANCIAL STATEMENTS.

B6

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Waste Management (cont’d.)
Waste Management, Inc.	Baa3	7.75%	05/15/32	$2,500	$2,946,085

					10,466,430

FOREIGN GOVERNMENT BONDS — 2.9%
Federal Republic of Brazil, (Brazil)(b)	B2	9.25%	10/22/10	2,675	2,875,625
Federal Republic of Brazil, (Brazil)	B2	11.00%	08/17/40	2,800	3,073,000
Federal Republic of Brazil, (Brazil)	B2	11.25%	07/26/07	565	661,050
Federal Republic of Germany, (Germany)	Aaa	4.25%	01/04/14	EUR 12,020	15,093,207
Republic of Colombia, (Colombia)	Ba2	9.75%	04/23/09	$550	607,750
Republic of Croatia, (Croatia)(g)	Baa3	2.00%	07/31/06	1,694	1,693,510
Republic of El Salvador, (El Salvador)	Baa3	7.75%	01/24/23	1,700	1,789,250
Republic of Panama, (Panama)	Ba1	1.9375%	07/17/14	550	516,991
Republic of Peru, (Peru)	Ba2	4.50%	03/07/17	750	666,600
Republic of Philippines, (Philippines)(b)	Ba1	9.875%	03/16/10	530	586,975
Russian Federation, (Russia)	Baa3	5.00%	03/31/30	3,760	3,619,000
United Mexican States, (Mexico)	Baa2	8.375%	01/14/11	8,000	9,500,000

					40,682,958

U.S. GOVERNMENT AND AGENCY OBLIGATIONS — 4.2%
Federal Farm Credit Bank		4.15%	05/15/13	6,660	6,407,533
Federal Home Loan Mortgage Corp.(b)		5.75%	01/15/12	10,240	11,155,374
Federal Home Loan Mortgage Corp.		6.00%	06/15/11	4,000	4,439,576
Federal National Mortgage Association(b)		4.625%	10/15/13	9,300	9,234,509
Federal National Mortgage Association(b)		6.00%	05/15/11	19,000	21,058,460
Federal National Mortgage Association		7.25%	05/15/30	2,280	2,784,097
United States Treasury Bond		5.375%	02/15/31	1,765	1,840,634
United States Treasury Notes		4.25%	11/15/13	435	434,524
United States Treasury Notes(b)		5.75%	08/15/10	1,300	1,457,625

					58,812,332

U.S. GOVERNMENT MORTGAGE BACKED SECURITIES — 34.8%
Federal Home Loan Mortgage Corp.		4.50%	TBA	18,000	17,994,384
Federal Home Loan Mortgage Corp.		5.50%	TBA	14,000	14,166,250
Federal Home Loan Mortgage Corp.		6.00%	TBA	13,500	13,947,187
Federal Home Loan Mortgage Corp.		6.50%	07/01/32-09/01/32	7,760	8,130,135
Federal Home Loan Mortgage Corp.		6.50%	TBA	11,000	11,519,068
Federal Home Loan Mortgage Corp.		7.00%	10/01/32	1,270	1,344,170
Federal Home Loan Mortgage Corp.		7.00%	TBA	16,000	16,924,992
Federal National Mortgage Association		4.50%	TBA	5,000	5,004,690
Federal National Mortgage Association		5.00%	TBA	115,500	116,682,696
Federal National Mortgage Association		5.50%	12/01/16-06/01/23	19,103	19,786,663
Federal National Mortgage Association		5.50%	TBA	121,850	123,494,396
Federal National Mortgage Association		6.00%	09/01/17-02/01/23	13,175	13,699,633
Federal National Mortgage Association		6.00%	TBA	50,000	51,671,900
Federal National Mortgage Association		6.50%	11/01/09-11/01/33	34,563	36,304,066
Federal National Mortgage Association		6.50%	TBA	1,000	1,045,625
Federal National Mortgage Association		7.00%	03/01/32-06/01/32	4,777	5,057,952
Federal National Mortgage Association		7.00%	TBA	3,500	3,705,625
Federal National Mortgage Association		9.00%	10/01/16-09/01/21	90	98,251
Government National Mortgage Association		5.50%	05/15/33-07/15/33	4,972	5,060,421
Government National Mortgage Association		5.50%	TBA	10,000	10,165,620
Government National Mortgage Association		6.50%	09/15/32-11/15/33	13,128	13,841,951
Government National Mortgage Association		6.50%	TBA	2,500	2,634,375
Government National Mortgage Association		7.50%	10/15/25-02/15/26	582	626,212

					492,906,262

TOTAL LONG-TERM BONDS (cost $1,358,874,815)					1,398,861,846

SEE NOTES TO FINANCIAL STATEMENTS.

B7

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

PREFERRED STOCK — 0.6%	Shares	Value (Note 2)
Centaur Funding Corp.(a)	27,000	$7,843,500
(cost $4,323,180)		7,843,500

TOTAL LONG-TERM INVESTMENTS (cost $1,363,197,995)		1,406,705,346

SHORT-TERM INVESTMENT — 38.8%
Mutual Fund — 38.8%
Dryden Core Investment Fund — Taxable Money Market Fund Series, (Note 4)(c) (cost $550,512,508)	550,512,508	550,512,508

TOTAL INVESTMENTS — 138.0% (cost $1,913,710,503; Note 6)		1,957,217,854
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET(j)		(730,467)
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(i)		46,614
LIABILITIES IN EXCESS OF OTHER ASSETS — (38.0)%		(538,558,184)

TOTAL NET ASSETS — 100.0%		$1,417,975,817

The following abbreviations are used in portfolio descriptions:

G.O.	General Obligation
TBA	Securities purchased on a forward commitment basis.

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $157,018,281; cash collateral of $162,986,302 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Standard & Poor’s rating.

(f)	A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed. Rate shown reflects the weighted average rate of the underlying securities as of December 31, 2003.

(g)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(h)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(i)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
Long Positions:
478	U.S. Treasury Bonds	Mar 04	$51,904,582	$52,251,375	$346,793
1,282	U.S. Treasury 5 Yr Notes	Mar 04	142,092,578	143,103,250	1,010,672

					1,357,465

Short Positions:
896	U.S. Treasury 10 Yr Notes	Mar 04	99,495,803	100,590,000	(1,094,197)
724	U.S. Treasury 2 Yr Notes	Mar 04	154,456,203	154,969,938	(513,735)

					(1,607,932)

					$(250,467)

SEE NOTES TO FINANCIAL STATEMENTS.

B8

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

(j)	Outstanding forward foreign currency contracts as of December 31, 2003 were as follows:

Foreign Currency Contract	Value at Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Eurodollars expiring 1/5/04	$14,764,772	$15,004,143	$239,371

Sold:
Eurodollars expiring 1/5/04	14,274,259	15,004,143	(729,884)
Eurodollars expiring 2/3/04	14,752,280	14,992,234	(239,954)

	$29,026,539	$29,996,377	(969,838)

			$(730,467)

SEE NOTES TO FINANCIAL STATEMENTS.

B9

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 80.3%
COMMON STOCKS — 40.1%	Shares	Value (Note 2)
Aerospace & Defense — 0.7%
Essex Corp.(a)	4,900	$46,011
General Dynamics Corp.	5,300	479,067
Moog, Inc. (Class “A” Stock)(a)	1,900	93,860
Northrop Grumman Corp.	5,600	535,360

		1,154,298

Air Freight & Couriers — 0.1%
Dynamex, Inc.(a)	5,650	67,800
Forward Air Corp.(a)	2,950	81,125

		148,925

Airlines — 0.1%
Pinnacle Airlines Corp.(a)	6,400	88,896

Automobiles — 0.2%
Harley-Davidson, Inc.	5,100	242,403
Winnebago Industries, Inc.	1,300	89,375

		331,778

Beverages — 0.1%
Anheuser-Busch Cos., Inc.	3,900	205,452

Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc.(a)	3,650	62,123
Amgen, Inc.(a)	13,400	828,120
Discovery Laboratories. Inc.(a)	3,700	38,813
Genentech, Inc.(a)	5,400	505,278
Gilead Sciences, Inc.(a)	6,500	377,910
MedImmune, Inc.(a)	12,900	327,660
Serologicals Corp.(a)	7,200	133,920
Telik, Inc.(a)	2,400	55,224
Vicuron Pharmaceuticals, Inc.(a)	3,200	59,680

		2,388,728

Building Products — 0.1%
Watsco, Inc.	4,000	90,920

Capital Markets — 2.1%
Bank of New York Co., Inc.	8,700	288,144
Goldman Sachs Group, Inc.	6,600	651,618
J.P. Morgan Chase & Co.	11,100	407,703
Lehman Brothers Holdings, Inc.	7,200	555,984
Mellon Financial Corp.	9,000	288,990
Merrill Lynch & Co., Inc.	15,300	897,345
State Street Corp.	7,800	406,224

		3,496,008

Chemicals — 0.3%
IMC Global, Inc.	16,100	159,873
Lyondell Chemical Co.	8,300	140,685
Scotts Co. (The) (Class “A” Stock)(a)	1,600	94,656
Valspar Corp. (The)	1,900	93,898

		489,112

Commercial Banks — 0.6%
Astoria Financial Corp.	2,900	107,880
BankUnited Financial Corp. (Class “A” Stock)(a)	6,700	172,793
Commerce Bancorp, Inc.	1,400	73,752
First Community Bancorp	2,050	74,087
FleetBoston Financial Corp.	6,200	270,630
Franklin Bank Corp.(a)	3,100	58,900

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Banks (cont’d.)
Hibernia Corp. (Class “A” Stock)	1,400	$32,914
Nara Bancorp, Inc.	1,900	51,870
NetBank, Inc.	5,050	67,418
PrivateBankcorp, Inc.	1,750	79,660

		989,904

Commercial Services & Supplies — 1.4%
Administaff, Inc.(a)	16,900	293,722
Allied Waste Industries, Inc.(a)	24,500	340,060
Apollo Group, Inc. (Class “A” Stock)(a)	4,000	272,000
Bright Horizons Family Solutions, Inc.(a)	1,850	77,700
Cendant Corp.(a)	13,700	305,099
Global Payments, Inc.	2,800	131,936
Kelly Services, Inc. (Class “A” Stock)	2,700	77,058
Kforce, Inc.(a)	4,100	38,294
Marlin Business Services, Inc.(a)	4,550	79,170
NDCHealth Corp.	4,100	105,042
Providence Service Corp.(a)	4,700	76,046
Republic Services, Inc.	4,000	102,520
Sylvan Learning Systems, Inc.(a)	3,550	102,204
Waste Management, Inc.	14,600	432,160

		2,433,011

Communications Equipment — 0.9%
Alvarion, Ltd.(a)	2,800	32,340
Cisco Systems, Inc.(a)	39,200	952,168
Harris Corp.	5,200	197,340
Motorola, Inc.	8,300	116,781
Nokia Corp., ADR (Finland)(a)	4,600	78,200
QUALCOMM, Inc.	1,400	75,502

		1,452,331

Computers & Peripherals — 1.3%
Applied Films Corp.(a)	1,440	47,549
Dell, Inc.(a)	17,900	607,884
EMC Corp.(a)	27,800	359,176
Hewlett-Packard Co.	27,955	642,126
Innovex, Inc.(a)	8,550	72,077
International Business Machines Corp. (IBM)	5,100	472,668

		2,201,480

Consumer Finance — 0.5%
American Express Co.	18,100	872,963

Diversified Financials — 1.7%
AmeriCredit Corp.(a)	10,000	159,300
Citigroup, Inc.	35,266	1,711,812
Eaton Vance Corp.	3,900	142,896
EZCORP, Inc.(a)	4,200	35,700
Jeffries Group, Inc.	5,500	181,610
Kirklands, Inc.(a)	5,450	96,247
Morgan Stanley	3,800	219,906
Raymond James Financial, Inc.	3,700	139,490
Saxon Capital, Inc.(a)	4,350	91,132
Student Loan Corp.	400	58,400
World Acceptance Corp.(a)	4,000	79,640

		2,916,133

SEE NOTES TO FINANCIAL STATEMENTS.

B10

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Diversified Telecommunication Services — 0.4%
SBC Communications, Inc.	17,600	$458,832
Verizon Communications, Inc.	8,500	298,180

		757,012

Electric Utilities — 0.9%
DTE Energy Co.	6,800	267,920
FirstEnergy Corp.	16,000	563,200
PG&E Corp.(a)	14,500	402,665
PNM Resources, Inc.	3,400	95,540
TXU Corp.	6,800	161,296

		1,490,621

Electronic Equipment & Instruments — 0.6%
Agilent Technologies, Inc.(a)	22,500	657,900
FLIR Systems, Inc.(a)	5,700	208,050
Sanmina-SCI Corp.(a)	12,100	152,581
Veeco Instruments, Inc.(a)	2,750	77,550

		1,096,081

Energy Equipment & Services — 2.1%
Baker Hughes, Inc.	11,400	366,624
BJ Services Co.(a)	7,200	258,480
Cal Dive International, Inc.(a)	2,750	66,302
ENSCO International, Inc.	18,700	508,079
GlobalSantaFe Corp.	19,800	491,634
Grey Wolf, Inc.(a)	19,500	72,930
Halliburton Co.	20,300	527,800
Maverick Tube Corp.(a)	3,250	62,563
Oil States International, Inc.(a)	5,250	73,185
Schlumberger, Ltd.(a)	18,200	995,904
Superior Energy Services, Inc.(a)	8,300	78,020
Unit Corp.(a)	3,250	76,537

		3,578,058

Food & Staples Retailing — 1.0%
Kroger Co.(a)	30,300	560,853
Safeway, Inc.(a)	12,700	278,257
Wal-Mart Stores, Inc.	9,700	514,585
Whole Foods Market, Inc.	4,300	288,659

		1,642,354

Food Products — 0.4%
ConAgra Foods, Inc.	10,100	266,539
Kraft Foods, Inc. (Class “A” Stock)	8,200	264,204
Peet’s Coffee & Tea, Inc.(a)	4,050	70,511
Wild Oats Markets, Inc.(a)	6,850	88,570

		689,824

Gas Utilities — 0.2%
ONEOK, Inc.	4,600	101,568
Sempra Energy	6,100	183,366

		284,934

Health Care Equipment & Supplies — 0.7%
Alcon, Inc.(a)	1,200	72,648
Cooper Cos., Inc.	4,100	193,233
Dade Behring Holdings, Inc.(a)	2,500	89,350
EPIX Medical, Inc.(a)	3,750	61,050
I-Flow Corp.(a)	4,200	58,422
Intuitive Surgical, Inc.(a)	4,650	79,468

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Health Care Equipment & Supplies (cont’d.)
Laserscope(a)	3,400	$53,006
Medtronic, Inc.	6,400	311,104
North American Scientific, Inc.(a)	4,600	48,300
OrthoLogic Corp.(a)	7,750	47,508
TriPath Imaging, Inc.(a)	8,750	68,250
Ventana Medical Systems, Inc.(a)	1,150	45,310

		1,127,649

Health Care Providers & Services — 1.2%
Caremark Rx, Inc.(a)	5,100	129,183
CIGNA Corp.	5,000	287,500
Covance, Inc.(a)	4,600	123,280
ICON PLC, ADR (Ireland)(a)	460	20,056
Inveresk Research Group, Inc.(a)	3,800	93,974
Kindred Healthcare, Inc.(a)	1,800	93,564
LabOne, Inc.(a)	3,550	115,268
Laboratory Corp. of America Holdings(a)	7,400	273,430
Lincare Holdings, Inc.(a)	2,800	84,084
PacifiCare Health Systems, Inc.(a)	1,900	128,440
Pediatrix Medical Group, Inc.(a)	3,800	209,342
Per Se Technologies, Inc.(a)	5,000	76,300
Pharmaceutical Product Development, Inc.(a)	5,700	153,729
Province Healthcare Co.(a)	4,650	74,400
Tenet Healthcare Corp.(a)	9,100	146,055

		2,008,605

Hotels, Restaurants & Leisure — 1.4%
Brinker International, Inc.(a)	11,100	368,076
Buffalo Wild Wings, Inc.(a)	2,950	76,552
CEC Entertainment, Inc.(a)	2,000	94,780
Chicago Pizza & Brewery, Inc.(a)	2,600	38,792
Marriott International, Inc. (Class “A” Stock)	2,900	133,980
McDonald’s Corp.	22,500	558,675
Multimedia Games, Inc.(a)	2,150	88,365
RARE Hospitality International, Inc.(a)	3,500	85,540
Scientific Games Corp. (Class “A” Stock)(a)	9,200	156,492
Sonic Corp.(a)	2,400	73,488
Starbucks Corp.(a)	15,700	519,042
WMS Industries, Inc.(a)	4,300	112,660

		2,306,442

Household Durables — 0.6%
D.R. Horton, Inc.	4,250	183,855
Harman International Industries, Inc.	7,200	532,656
Hovnanian Enterprises, Inc. (Class “A” Stock)(a)	3,700	322,122
Snap-on, Inc.	1,400	45,136

		1,083,769

Household Products — 0.5%
Kimberly-Clark Corp.	9,800	579,082
Procter & Gamble Co.	2,300	229,724

		808,806

Industrial Conglomerates — 0.8%
3M Co.	3,200	272,096

SEE NOTES TO FINANCIAL STATEMENTS.

B11

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Industrial Conglomerates (cont’d.)
Citadel Security Software, Inc.(a)	3,800	$14,440
General Electric Co.	21,400	662,972
Gentek, Inc.(a)	442	15,664
Tyco International, Ltd. (Bermuda)	17,400	461,100

		1,426,272

Insurance — 1.8%
Allstate Corp.	6,500	279,630
American International Group, Inc.	6,112	405,103
American Medical Security Group, Inc.(a)	5,550	124,431
Commerce Group, Inc.	3,000	118,500
Delphi Financial Group, Inc.	450	16,200
Hartford Financial Services Group	5,900	348,277
Infinity Property & Casualty Corp.	3,950	130,548
Philadelphia Consolidated Holding Corp.(a)	3,500	170,905
ProAssurance Corp.(a)	2,400	77,160
Protective Life Corp.	2,100	71,064
Scottish Annuity & Life Holdings, Ltd.	4,350	90,393
Travelers Property Casualty Corp. (Class “A” Stock)	19,600	328,888
UnumProvident Corp.	8,700	137,199
XL Capital Ltd. (Class “A” Shares) (Bermuda)	8,800	682,440

		2,980,738

Internet & Catalog Retail — 0.4%
eBay, Inc.(a)	5,500	355,245
InterActiveCorp(a)	7,700	261,261

		616,506

Internet Software & Services — 0.6%
Altiris, Inc.(a)	1,600	58,368
CNET Networks, Inc.(a)	9,600	65,472
Digitas, Inc.(a)	8,600	80,152
Equinix, Inc.(a)	2,600	73,320
InfoSpace, Inc.(a)	3,150	72,608
Modem Media, Inc.(a)	5,700	46,569
RADWARE, Ltd.(a)	2,400	65,400
Tumbleweed Communications Corp.(a)	7,750	64,945
United Online, Inc.(a)	5,575	93,604
ValueClick, Inc.(a)	9,000	81,720
Yahoo!, Inc.(a)	8,900	402,013

		1,104,171

IT Consulting & Services — 0.1%
Forrester Research, Inc.(a)	4,150	74,161
Lionbridge Technologies, Inc.(a)	7,850	75,438
Sapient Corp.(a)	12,900	72,240

		221,839

Leisure Equipment & Products
K2, Inc.(a)	5,650	85,937

Machinery — 0.1%
Intevac, Inc.(a)	4,550	64,201
Navistar International Corp.(a)	3,200	153,248

		217,449

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Media — 2.2%
Clear Channel Communications, Inc.	5,900	$276,297
Hughes Electronics Corp.(a)	26,696	441,818
Image Entertainment, Inc.(a)	10,200	42,126
Knight-Ridder, Inc.	2,600	201,162
Liberty Media Corp. (Class “A” Stock)(a)	27,700	329,353
New York Times Co. (Class “A” Stock)	3,800	181,602
News Corp., Ltd., ADR (Australia)	15,469	467,930
Scholastic Corp.(a)	2,900	98,716
Sinclair Broadcast Group, Inc. (Class “A” Stock)(a)	12,700	189,484
Time Warner, Inc.(a)	7,900	142,121
UnitedGlobalCom, Inc.(a)	4,511	38,257
Univision Communications, Inc. (Class “A” Stock)(a)	10,400	412,776
Viacom, Inc. (Class “B” Stock)	22,282	988,875

		3,810,517

Metals & Mining — 0.1%
Graftech International, Ltd.(a)	6,750	91,125

Multi-line Retail — 0.3%
Costco Wholesale Corp.(a)	7,100	263,978
Fred’s, Inc.	7,125	220,733

		484,711

Office Electronics — 0.3%
Xerox Corp.(a)	35,200	485,760

Oil & Gas — 1.6%
Apache Corp.	2,485	201,533
Chesapeake Energy Corp.	9,300	126,294
Cross Timbers Royalty Trust	7	200
Exxon Mobil Corp.	10,100	414,100
Occidental Petroleum Corp.	10,100	426,624
Rowan Cos., Inc.(a)	8,200	189,994
Swift Energy Co.(a)	3,500	58,975
Total SA (France)	2,950	548,473
Total SA ADR (France)(a)	4,648	429,986
Westport Resources Corp.(a)	4,000	119,440
XTO Energy, Inc.	6,166	174,498

		2,690,117

Paper & Forest Products — 0.7%
Boise Cascade Corp.	9,000	295,740
Georgia-Pacific Corp.	11,200	343,504
International Paper Co.	12,400	534,564

		1,173,808

Personal Products — 0.2%
Avon Products, Inc.(a)	4,000	269,960
Chattem, Inc.(a)	5,100	91,290

		361,250

Pharmaceuticals — 2.6%
Allergan, Inc.	3,300	253,473
AstraZeneca PLC, ADR	6,500	314,470
AtheroGenics, Inc.(a)	4,600	68,770
Barr Pharmaceuticals, Inc.(a)	1,600	123,120
Bradley Pharmaceuticals, Inc. (Class “A” Stock)(a)	2,900	73,747
Durect Corp.(a)	20,500	52,890
Forest Laboratories, Inc.(a)	2,500	154,500

SEE NOTES TO FINANCIAL STATEMENTS.

B12

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Pharmaceuticals (cont’d.)
Inspire Phamaceuticals, Inc.(a)	3,700	$52,392
K-V Pharmaceutical Co. (Class “B” Stock)(a)	7,950	205,984
Medco Health Solutions, Inc.(a)	7,016	238,474
Novartis AG, ADR (Switzerland)(a)	13,500	619,515
Penwest Pharmaceuticals Co.(a)	3,300	57,024
Pfizer, Inc.	30,104	1,063,574
POZEN, Inc.(a)	4,450	45,390
Roche Holdings, Ltd. ADR (Switerland)(a)	3,700	373,216
Salix Pharmaceuticals, Ltd.(a)	3,550	80,479
Teva Pharmaceutical Industries, Ltd., ADR (Israel)	6,800	385,628
Wyeth	5,800	246,210

		4,408,856

Real Estate Investment Trust — 0.2%
Alexandria Real Estate Equities, Inc.	1,600	92,640
Entertainment Properties Trust	3,700	128,427
SL Green Realty Corp.	2,400	98,520

		319,587

Road & Rail — 0.2%
Union Pacific Corp.	4,700	326,556
Vitran Corp., Inc.(a)	5,400	76,410

		402,966

Semiconductors & Semiconductor — 2.2%
02Micro International, Ltd.(a)	3,100	69,440
Agere Systems, Inc. (Class “B” Stock)(a)	12,500	36,250
Altera Corp.(a)	13,600	308,720
Analog Devices, Inc.	4,800	219,120
Applied Materials, Inc.(a)	7,300	163,885
Asyst Technologies, Inc.(a)	5,500	95,425
ChipPAC, Inc.(a)	10,000	75,900
Exar Corp.(a)	3,850	65,758
Genus, Inc.(a)	10,800	64,800
Intel Corp.	29,600	953,120
KLA-Tencor Corp.(a)	6,800	398,956
LogicVision, Inc.(a)	15,450	69,525
Marvell Technology Group Ltd. (Bermuda)(a)	1,800	68,274
Mykrolis Corp.(a)	3,900	62,712
PLX Technology, Inc.(a)	9,250	81,862
Power Integrations, Inc.(a)	2,050	68,593
Texas Instruments, Inc.	23,100	678,678
Ultratech, Inc.(a)	1,850	54,335
Xicor, Inc.(a)	7,250	82,215
Zoran Corp.(a)	5,250	91,297

		3,708,865

Semiconductor Equipment & Products
FSI International, Inc.(a)	4,800	35,424
SRS Labs, Inc.(a)	2,900	27,057

		62,481

Software — 1.3%
ClickSoftware Co.(a)	20,150	82,212
Electronic Arts, Inc.(a)	5,700	272,346
Embarcadero Technologies, Inc.(a)	4,150	66,192

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Software (cont’d.)
Kintera, Inc.(a)	2,950	$36,580
Mentor Graphics Corp.(a)	18,400	267,536
Merge Technologies, Inc.(a)	3,200	56,448
Microsoft Corp.	39,200	1,079,568
OPNET Technologies, Inc.(a)	4,000	65,840
PeopleSoft, Inc.(a)	9,400	214,320
Phoenix Technologies, Ltd.(a)	6,600	53,328
Synplicity, Inc.(a)	6,300	49,329

		2,243,699

Specialty Retail — 1.7%
Aaron Rents, Inc.	4,800	96,624
Bed Bath & Beyond, Inc.(a)	14,300	619,905
CarMax, Inc.(a)	800	24,744
Casual Male Retail Group, Inc.(a)	14,900	103,406
Charlotte Russe Holding, Inc.(a)	5,900	81,774
Cost Plus, Inc.(a)	1,300	53,300
CSK Auto Corp.(a)	6,200	116,374
Guitar Center, Inc.(a)	3,450	112,401
Hot Topic, Inc.(a)	2,300	67,758
Limited Brands	10,900	196,527
Lowe’s Cos., Inc.	5,000	276,950
Movie Gallery, Inc.	7,800	145,704
Regis Corp.	1,560	61,651
TBC Corp.(a)	2,550	65,816
Tiffany & Co.	11,900	537,880
Toys ‘R’ Us, Inc.(a)	23,300	294,512

		2,855,326

Telecommunications
NTL, Inc.(a)	812	56,637

Textiles & Apparel — 0.2%
Ashworth, Inc.(a)	9,350	75,455
Guess?, Inc.(a)	5,300	63,971
Oxford Industries, Inc.	2,540	86,055
Phillips-Van Heusen Corp.	7,300	129,502

		354,983

Tobacco — 0.6%
Altria Group, Inc.	14,000	761,880
Loews Corp.	11,100	280,164

		1,042,044

Wireless Telecommunication Services — 0.4%
American Tower Corp. (Class “A” Stock)(a)	21,400	231,548
Vodafone Group PLC, ADR	15,300	383,112

		614,660

TOTAL COMMON STOCKS (cost $55,352,020)		67,954,398

WARRANTS & RIGHTS(a)
Gentek, Inc
expiring 10/31/06	842	8
expiring 10/31/08	444	5
expiring 10/31/10	217	2

SEE NOTES TO FINANCIAL STATEMENTS.

B13

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

WARRANTS & RIGHTS(a) (Continued)	Shares	Value (Note 2)

McLeodUSA, Inc., expiring 04/16/07	2,311	$1,179
United Mexican States,
expiring 06/01/04	1,300,000	9,750
expiring 06/01/05	1,300,000	1,300
expiring 06/30/06	1,300,000	1,300
expiring 06/01/07	1,300,000	780
XM Satellite Radio, Inc.,
expiring 03/03/10	100	1

TOTAL WARRANTS & RIGHTS (cost $194)		14,325

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)
CORPORATE BONDS — 21.2%
Advertising — 0.1%
Vertis, Inc.
Sec’d. Notes
9.75%	04/01/09	B3	$145	$157,506

Aerospace & Defense — 0.5%
Alliant Techsystems, Inc.
Sr. Sub. Notes
8.50%	05/15/11	B2	75	82,500
BE Aerospace, Inc.
Sr. Sub. Notes
8.875%	05/01/11	Caa3	90	84,375
Dunlop Standard Aerospace Holdings PLC
Notes
11.875%	05/15/09	B3	50	53,500
Esterline Technologies Corp.
Sr. Sub. Notes
7.75%	06/15/13	B1	125	134,375
K&F Industries, Inc.
Sr. Sub. Notes
9.625%	12/15/10	B3	75	84,094
Sr. Sub. Notes, Ser. B
9.25%	10/15/07	B3	78	80,437
L-3 Communications Corp.
Sr. Sub. Notes
7.625%	06/15/12	Ba3	125	135,469
Sequa Corp.
Sr. Notes
8.875%	04/01/08	B1	100	108,500
TransDigm, Inc.
Gtd. Notes
8.375%	07/15/11	B3	150	159,562

				922,812

Airlines — 0.2%
AMR Corp.
Debs.
10.00%	04/15/21	Caa2	50	38,000
Notes
10.40%	03/10/11	Caa2	100	80,000

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Airlines (cont’d.)
Continental Airlines, Inc.
Pass-thru. Certs., Ser. 99-1B
6.795%	02/02/20	Ba2	$73	$61,357
Delta Air Lines, Inc.
Notes
8.30%	12/15/29	B3	210	138,863
Northwest Airlines, Inc.
Gtd. Notes
7.625%	03/15/05	Caa1	50	48,750

				366,970

Auto Parts & Equipment — 0.3%
American Axle & Manufacturing, Inc.
Gtd. Notes
9.75%	03/01/09	Ba1	100	105,750
ArvinMeritor, Inc.
Notes
8.75%	03/01/12	Baa3	125	143,125
Keystone Automotive Operations, Inc.
Sr. Sub. Notes
9.75%	11/01/13	B3	125	134,375
Navistar International Corp.
Sr. Notes
9.375%	06/01/06	Ba3	40	44,150
TRW Automotive
Sr. Notes
9.375%	02/15/13	B1	65	74,263

				501,663

Automobiles — 0.1%
Asbury Automotive Group, Inc.
Sr. Sub. Notes
8.00%	03/15/14	B3	25	25,125
AutoNation, Inc.
Sr. Notes
9.00%	08/01/08	Ba2	35	40,162
Group 1 Automotive, Inc.
Sr. Sub. Notes
8.25%	08/15/13	B1	75	80,250
Sonic Automotive, Inc.
Sr. Sub. Notes
8.625%	08/15/13	B2	75	79,125

				224,662

Broadcasting & Other Media — 0.6%
Alliance Atlantis Commerce, Inc. (Canada)
Sr. Sub. Notes
13.00%	12/15/09	B1	150	171,000
Granite Broadcasting Corp.
Sr. Sec’d. Notes
9.75%	12/01/10	B3	100	99,750
Gray Television, Inc.
Sr. Sub. Notes
9.25%	12/15/11	B2	100	111,500
Paxson Communications Corp.
Gtd. Notes
10.75%	07/15/08	Caa1	125	136,406

SEE NOTES TO FINANCIAL STATEMENTS.

B14

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Broadcasting & Other Media (cont’d.)
Sinclair Broadcast Group, Inc.
Gtd. Sr. Sub. Notes
8.00%	03/15/12	B2	$200	$216,000
Susquehanna Media Co.
Sr. Sub. Notes
7.375%	04/15/13	B1	175	182,438

				917,094

Building & Construction — 0.4%
American Standard, Inc.
Sr. Note
7.375%	04/15/05	Ba2	125	131,875
D.R. Horton, Inc.
Sr. Notes
7.875%	08/15/11	Ba1	200	227,000
KB HOME
Sr. Sub. Notes
8.625%	12/15/08	Ba2	80	89,600
Nortek Holdings, Inc.
Sr. Notes
9.25%	03/15/07	B1	75	77,062
Nortek, Inc.
Sr. Sub. Notes, Ser. B
9.875%	06/15/11	B3	35	38,588

				564,125

Business Services — 0.1%
Iron Mountain, Inc.
Gtd. Notes
8.625%	04/01/13	B2	70	75,600
R.H. Donnelley Finance Corp.
Sr. Sub. Notes
10.875%	12/15/12	B2	150	177,938

				253,538

Cable — 0.8%
Callahan Nordrhein Westfalen
(Germany) Sr. Disc. Notes, Zero Coupon (until 7/15/05)
1.00%	07/15/10(c)	Ca	250	10,000
Charter Communications Holdings LLC
Sr. Disc. Notes, Zero Coupon (until 05/15/06)
Zero	05/15/11	Ca	650	435,500
Sr. Notes
10.25%	01/15/10	Ca	150	134,250
CSC Holding, Inc.
Sr. Debs
7.625%	07/15/18	B1	50	52,500
DirecTV Holdings LLC
Sr. Notes
8.375%	03/15/13	B1	60	69,600
EchoStar DBS Corp.
Sr. Notes
9.125%	01/15/09	Ba3	6	6,713
9.375%	02/01/09	Ba3	150	157,687
10.375%	10/01/07	Ba3	380	416,575

				1,282,825

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Chemicals — 0.8%
Equistar Chemicals LP
Sr. Notes
10.125%	09/01/08	B2	$5	$5,475
10.625%	05/01/11	B2	65	71,825
10.625%	05/01/11	B2	75	82,875
Hercules, Inc.
Debs.
6.60%	08/01/27	Ba1	150	152,625
Huntsman Advanced Materials
Sr. Sec’d. Notes
11.00%	07/15/10	B2	60	66,300
Huntsman ICI Chemicals LLC
Sr. Sub. Notes
10.125%	07/01/09	Caa1	185	190,550
Huntsman LLC
Sr. Sec’d. Notes
11.625%	10/15/10	B2	75	76,500
IMC Global, Inc.
Sr. Notes, Ser. B
11.25%	06/01/11	B1	185	203,500
Nalco Co.
Sr. Notes
7.75%	11/15/11	B2	125	133,750
OM Group, Inc.
Gtd. Notes
9.25%	12/15/11	Caa1	280	291,200
Rhodia SA
Sr. Sub. Notes
8.875%	06/01/11	B3	25	23,000
Westlake Chemical Corp.
Gtd. Notes
8.75%	07/15/11	Ba3	75	82,125

				1,379,725

Commercial Services — 0.1%
Coinmach Corp.
Sr. Note
9.00%	02/01/10	B2	125	135,625

Containers & Packaging — 0.8%
Anchor Glass Container Corp.
11.00%	02/15/13	B2	50	58,000
Berry Plastics Corp.
Gtd. Notes
10.75%	07/15/12	B3	100	115,125
BWAY Corp.
Sr. Sub. Notes
10.00%	10/15/10	B3	25	27,250
Four M. Corp.
Sr. Notes
12.00%	06/01/06	B3	200	199,000
Graham Packaging Holding Co.
Sr. Disc. Notes
10.75%	01/15/09	Caa2	275	283,938

SEE NOTES TO FINANCIAL STATEMENTS.

B15

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Containers & Packaging (cont’d.)
Graphic Packaging International Corp.
Sr. Sub. Notes
9.50%	08/15/13	B3	$75	$82,875
Greif Brothers Corp.
Sr. Sub. Notes
8.875%	08/01/12	B2	150	165,000
Owens-Brockway Glass Container
Sr. Gtd. Sec’d. Notes
7.75%	05/15/11	B1	175	187,906
8.75%	11/15/12	B1	40	44,550
Rexnord Corp.
Sr. Sub. Notes
10.125%	12/15/12	B3	100	109,500
Silgan Holdings, Inc.
Sr. Sub. Notes
6.75%	11/15/13	B1	50	50,125
Tekni-Plex, Inc.
Sr. Sec’d. Notes
8.75%	11/15/13	B2	60	62,550

				1,385,819

Diversified Financials — 0.8%
Chevy Chase Savings Bank
Sub. Debs.
9.25%	12/01/05	Ba3	105	107,756
Ford Motor Credit Co.
Notes
7.25%	10/25/11	A3	250	271,141
General Motors Acceptance Corp.
Notes
6.875%	09/15/11	A3	750	807,845
Sovereign Bancorp., Inc.
Sr. Notes
10.50%	11/15/06	Ba1	55	65,043
Western Financial Bank
Sub. Cap. Debs.
8.875%	08/01/07	B1	80	82,800

				1,334,585

Diversified Manufacturing — 0.4%
Amsted Industries, Inc.
Sr. Notes
10.25%	10/15/11	B3	75	82,875
Bombardier Recreational Products
Sr. Sub. Notes
8.375%	12/15/13	B3	125	130,625
International Wire Group
Sr. Sub. Notes
11.75%	06/01/05	Ca	30	18,450
Koppers, Inc.
Sr. Sec’d Notes
9.875%	10/15/13	B2	135	148,838
Motors & Gears, Inc.
Notes
10.75%	11/15/06	Caa1	125	106,250

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Diversified Manufacturing (cont’d.)
Tyco International Group SA
2.75%	01/15/18	Ba2	$75	$95,719
Gtd. Notes
6.125%	11/01/08	Ba2	25	26,750
6.375%	10/15/11	Ba2	100	106,875
6.75%	02/15/11	Ba2	25	27,312

				743,694

Electric Utilities — 1.9%
AES Corp.
Notes
8.75%	05/15/13	B2	135	150,863
Sr. Notes
9.375%	09/15/10	B3	425	471,218
9.50%	06/01/09	B3	25	27,719
AES Drax Holdings, Ltd.
Sr. Sec’d. Notes
10.41%	12/31/20	Caa2	50	43,000
AES Eastern Energy LP,
Pass-thru. Certs., Ser. 99-A
9.00%	01/02/17	Ba1	40	44,006
Allegheny Energy Supply Co., LLC
Notes
8.75%	04/15/12	B3	113	106,503
Calpine Corp.
Sr. Notes
8.75%	07/15/13	B(e)	75	73,125
8.50%	02/15/11	Caa1	380	300,675
CMS Energy Corp.
Sr. Notes
7.50%	01/15/09	B3	90	92,700
8.50%	04/15/11	B3	50	54,000
Cogentrix Energy, Inc.
Gtd. Notes
8.75%	10/15/08	B1	15	15,113
Sr. Notes
8.10%	03/15/04	B1	35	34,912
Edison Mission Energy
Sr. Notes
7.73%	06/15/09	B2	160	152,400
Empresa Nacional De Electricidad SA
Notes
8.35%	08/01/13	Ba2	185	207,966
8.625%	08/01/15	Ba2	55	62,662
First Energy Corp.
Notes, Ser. C
7.375%	11/15/31	Baa2	50	51,149
Homer City Funding LLC
Gtd. Notes
8.137%	10/01/19	Ba2	50	53,750
Midland Funding Corp.
Debs.
13.25%	07/23/06	Ba3	205	239,850
Mirant Americas Generation LLC
Sr. Notes
7.20%	10/01/08(c)	Caa3	40	33,800

SEE NOTES TO FINANCIAL STATEMENTS.

B16

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Electric Utilities (cont’d.)
NRG Energy, Inc.
8.00%	12/15/13	B2	$125	$131,406
Orion Power Holdings, Inc.
Sr. Notes
12.00%	05/01/10	B2	140	170,100
Reliant Resources, Inc.
Sr. Sec’d. Notes
9.50%	07/15/13	B1	95	101,650
Southern California Edison Co.
First Mtge. Notes
8.00%	02/15/07	Baa2	250	285,937
TECO Energy, Inc.
Notes
7.50%	06/15/10	Ba1	175	187,250
TNP Enterprises, Inc.
Sr. Sub. Notes
10.25%	04/01/10	Ba3	100	109,000
Western Resources, Inc.
Notes
7.875%	05/01/07	Ba1	55	61,463

				3,262,217

Electronic Equipment & Instruments — 0.1%
Flextronics International, Ltd.
Sr. Sub. Notes
6.50%	05/15/13	Ba2	95	98,325

Energy — 2.4%
Aquila, Inc.
Sr. Notes
7.625%	11/15/09	Caa1	50	49,125
9.95%	02/01/11	Caa1	85	90,738
Chesapeake Energy Corp.
Sr. Notes
8.375%	11/01/08	Ba3	165	181,500
Dynegy Holdings, Inc.
Sr. Sec'd. Notes
10.125%	07/15/13	B3	205	235,750
El Paso Corp.
Sr. Notes
7.00%	05/15/11	Caa1	325	299,812
Sr. Notes, MTN
7.75%	01/15/32	Caa1	200	170,500
7.80%	08/01/31	Caa1	100	85,125
El Paso Production Holding Co.
Sr. Notes
7.75%	06/01/13	B2	250	246,250
Entercom Radio LLC
Gtd. Notes
7.625%	03/01/14	Ba3	50	53,688
Forest Oil Corp.
Sr. Notes
8.00%	06/15/08	Ba3	200	218,000
Gemstone Investors, Ltd.
Gtd. Sr. Notes
7.71%	10/31/04	Caa1	90	90,900

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Energy (cont’d.)
GulfTerra Energy Partners LP
Sr. Notes
6.25%	06/01/10	Ba3	$100	$104,000
Hanover Compressor Co.
Sr. Notes
8.625%	12/15/10	B3	50	52,000
Hanover Equipment Trust
Sec’d. Notes
8.75%	09/01/11	B2	95	100,700
Houston Exploration Co.
Sr. Sub. Notes
7.00%	06/15/13	B2	25	25,813
Leviathan Gas Pipeline Co.
Sr. Sub. Notes
10.375%	06/01/09	B1	100	108,500
Magnum Hunter Resources, Inc.
Gtd. Notes
9.60%	03/15/12	B2	75	85,125
Newfield Exploration Co.
Sr. Sub. Notes
8.375%	08/15/12	Ba3	50	56,000
North American Energy Partners, Inc.
Sr. Notes
8.75%	12/01/11	B2	75	78,750
Paramount Resources, Ltd.
Sr. Notes
7.875%	11/01/10	B2	50	49,750
Parker Drilling Co.
Sr. Notes
9.625%	10/01/13	B2	175	182,000
Plains All American Pipeline LP
Sr. Notes
7.75%	10/15/12	Ba1	25	28,844
Premcor Refinancing Group, Inc.
Sr. Notes
9.50%	02/01/13	Ba3	100	114,000
Sr. Sub. Notes
7.75%	02/01/12	B2	50	51,500
SEMCO Energy, Inc.
Sr. Notes
7.125%	05/15/08	Ba2	150	156,187
Stone Energy Corp.
Sr. Sub. Notes
8.25%	12/15/11	B2	195	212,550
Tennessee Gas Pipeline Co.
Debs.
7.00%	03/15/27	B1	90	93,375
7.00%	10/15/28	B1	50	47,500
7.625%	04/01/37	B1	145	142,825
Tesoro Petroleum Corp.
Sr. Sec’d. Notes
8.00%	04/15/08	Ba3	10	10,625
Transmontaigne, Inc.
Sr. Sub. Notes
9.125%	06/01/10	B3	50	53,625

SEE NOTES TO FINANCIAL STATEMENTS.

B17

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Energy (cont’d.)
Vintage Petroleum, Inc.
Sr. Notes
8.25%	05/01/12	Ba3	$200	$217,500
Williams Cos., Inc.
Notes
7.125%	09/01/11	B3	225	237,937
8.125%	03/15/12	B3	40	44,400
9.25%	03/15/04	B3	120	121,500
Sr. Notes
8.625%	06/01/10	B3	50	56,125

				4,152,519

Food Products — 0.8%
Ahold Finance USA, Inc.
Notes
8.25%	07/15/10	B1	25	27,250
Agrilink Foods, Inc.
Sr. Sub. Notes
11.875%	11/01/08	B3	25	26,563
Carrols Corp.
Sr. Sub. Notes
9.50%	12/01/08	B3	60	60,900
Del Monte Corp.
Sr. Sub. Notes
8.625%	12/15/12	B3	100	109,500
Dole Food, Inc.
Gtd. Notes
7.25%	06/15/10	B2	75	77,250
Sr. Notes
8.625%	05/01/09(b)	B2	50	54,875
8.875%	03/15/11	B2	50	54,875
Merisant Co.
Sr. Sub. Notes
9.50%	07/15/13	B3	55	58,575
National Beef Packing Co., LLC
Sr. Notes
10.50%	08/01/11	B2	25	25,750
Pathmark Stores, Inc.
Gtd. Notes
8.75%	02/01/12	B2	90	94,050
Gtd. Notes
8.75%	02/01/12	B(e)	50	52,250
Smithfield Foods, Inc.
Sr. Notes
8.00%	10/15/09	Ba2	80	84,400
United Agri Products, Inc.
Sr. Notes
8.25%	12/15/11	B3	125	128,437
Winn-Dixie Stores, Inc.
Gtd. Notes
8.875%	04/01/08	Ba2	100	101,500
Yum! Brands, Inc.
Sr. Notes
8.875%	04/15/11	Ba1	300	363,750

				1,319,925

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Funeral Services
Service Corp. International
Sr. Notes
6.00%	12/15/05	B1	$10	$10,200

Gaming — 1.0%
Argosy Gaming Co.
Sr. Sub. Notes
9.00%	09/01/11	B2	50	55,375
Aztar Corp.
Sr. Sub. Notes
9.00%	08/15/11	Ba3	50	54,875
Boyd Gaming Corp.
Sr. Sub. Notes
8.75%	04/15/12	B1	90	98,775
Coast Hotels & Casinos, Inc.
Sr. Sub. Notes
9.50%	04/01/09	B2	75	79,313
Kerzner International Ltd.
(Bahamas) Sr. Sub. Notes
8.875%	08/15/11	B2	180	196,650
MGM Mirage, Inc.
Gtd. Notes
9.75%	06/01/07	Ba2	205	233,700
Mohegan Tribal Gaming Authority
Sr. Sub. Notes
6.375%	07/15/09	Ba3	50	51,625
8.00%	04/01/12	Ba3	45	48,712
Park Place Entertainment Corp.
Notes
8.50%	11/15/06	Ba1	125	138,437
Sr. Sub. Notes
8.875%	09/15/08	Ba2	40	45,300
9.375%	02/15/07	Ba2	45	50,963
Station Casinos, Inc.
Sr. Sub. Notes
9.875%	07/01/10	B2	185	203,500
Venetian Casino Resort LLC
Notes
11.00%	06/15/10	B3	215	249,400
Wynn Las Vegas LLC
Second Mtge.
12.00%	11/01/10	B3	150	176,625

				1,683,250

Health Care — 1.4%
Alliance Imaging, Inc.
Sr. Sub. Notes
10.375%	04/15/11	B3	150	159,000
Bio-Rad Laboratories, Inc.
Sr. Sub. Notes
7.50%	08/15/13	Ba3	100	110,000
Columbia/HCA Healthcare Corp.
Notes
7.69%	06/15/25	Ba1	75	79,148
Concentra Operating Corp.
Sr. Sub. Notes
9.50%	08/15/10	B3	50	54,000
Sr. Sub. Notes, Ser. B
13.00%	08/15/09	B3	50	55,750

SEE NOTES TO FINANCIAL STATEMENTS.

B18

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Health Care (cont’d.)
Coventry Health Care, Inc.
Sr. Notes
8.125%	02/15/12	Ba3	$150	$166,500
HCA, Inc.
Notes
7.125%	06/01/06	Ba1	100	108,343
8.36%	04/15/24	Ba1	100	112,359
9.00%	12/15/14	Ba1	100	121,021
HEALTHSOUTH Corp.
Sr. Sub. Notes
8.50%	02/01/08(c)	Caa2	50	48,000
Magellan Health Services, Inc.
Sr. Notes
9.375%	11/15/07(c)	B+(e)	100	105,000
Mariner Health Care, Inc.
Sr. Sub. Notes
8.25%	12/15/13	B3	100	101,000
Medco Health Solutions, Inc.
Sr. Notes
7.25%	08/15/13	Ba1	100	109,095
MedQuest, Inc.
Sr. Sub. Notes
11.875%	08/15/12	B3	165	180,262
NeighborCare, Inc.
Sr. Sub. Notes
6.875%	11/15/13	Ba3	75	76,313
Quintiles Transnational Corp.
Sr. Sub. Notes
10.00%	10/01/13	B3	100	108,000
Res-Care, Inc.
Gtd. Notes
10.625%	11/15/08	B2	85	87,975
Select Medical Corp.
Sr. Sub. Notes
7.50%	08/01/13	B2	35	37,100
9.50%	06/15/09	B2	70	76,825
Tenet Healthcare Corp.
Sr. Notes
5.375%	11/15/06	B1	50	49,250
6.375%	12/01/11	B1	50	48,000
6.50%	06/01/12	B1	135	129,431
Triad Hospitals, Inc.
Sr. Notes
8.75%	05/01/09	B1	150	162,563
Valeant Pharmaceuticals International
Sr. Notes
7.00%	12/15/11	B1	50	51,500

				2,336,435

Hotels, Restaurants & Leisure — 1.3%
Equinox Holdings, Inc.
Sr. Notes
9.00%	12/15/09	B3	65	67,113
Extended Stay America, Inc.
Sr. Sub. Notes
9.875%	06/15/11	B2	160	179,200

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Hotels, Restaurants & Leisure (cont’d.)
Felcor Lodging LP
Sr. Notes
9.00%	06/01/11	B1	$50	$54,250
10.00%	09/15/08	B1	85	91,800
Felcor Suites LP
Gtd. Sr. Notes
7.375%	10/01/04	B1	75	76,781
7.625%	10/01/07	B1	75	77,250
Gaylord Entertainment Co.
Sr. Notes
8.00%	11/15/13	B3	45	47,475
Hilton Hotels Corp.
Notes
7.625%	12/01/12	Ba1	100	112,375
Host Marriott LP
Gtd. Notes
9.50%	01/15/07	Ba3	250	278,125
Sr. Notes
7.125%	11/01/13	Ba3	100	102,000
ITT Corp.
Debs.
7.375%	11/15/15	Ba1	120	128,400
Notes
6.75%	11/15/05	Ba1	70	73,500
La Quinta Properties, Inc.
Notes
8.875%	03/15/11	Ba3	125	138,281
Regal Cinemas, Inc.
Gtd. Notes
9.375%	02/01/12	B2	125	141,250
Royal Caribbean Cruises Ltd.
Sr. Notes
8.00%	05/15/10	Ba2	100	109,000
8.125%	07/28/04	Ba2	55	56,787
Six Flags, Inc.
Sr. Notes
9.625%	06/01/14	B2	75	78,375
9.75%	06/15/07	B2	125	131,094
Starwood Hotels & Resorts Worldwide, Inc.
Sr. Notes
7.375%	05/01/07	Ba1	120	129,600
7.875%	05/01/12	Ba1	55	61,875

				2,134,531

Industrials — 0.2%
General Cable Corp.
Sr. Notes
9.50%	11/15/10	B2	125	133,750
Johnsondiversey Holdings, Inc.
Sr. Disc. Notes
Zero	05/15/13	B3	75	57,375
Rayovac Corp.
Sr. Sub. Notes
8.50%	10/01/13	B3	100	106,000

SEE NOTES TO FINANCIAL STATEMENTS.

B19

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Industrials (cont’d.)
Sensus Metering System, Inc.
Sr. Sub. Notes
8.625%	12/15/13	Caa1	$100	$102,625

				399,750

Machinery — 0.4%
Case New Holland, Inc.
Sr. Notes
9.25%	08/01/11	Ba3	100	112,000
Joy Global, Inc.
Gtd. Notes, Ser. B
8.75%	03/15/12	B2	150	167,250
Manitowoc, Inc.
Sr. Sub. Notes
10.50%	08/01/12	B2	100	113,875
Terex Corp.
Gtd. Notes
10.375%	04/01/11	B3	155	173,600
Sr. Sub. Notes
7.375%	01/15/14	B3	25	25,562
9.25%	07/15/11	B3	45	49,500

				641,787

Media — 0.1%
Moore North America Finance, Inc.
Sr. Notes
7.875%	01/15/11	B1	75	84,937
Videotron LTEE
Sr. Notes
6.875%	01/15/14	Ba3	100	103,250
Vivendi Universal SA
Sr. Notes
6.25%	07/15/08	B1	50	52,938

				241,125

Metals & Mining — 0.4%
AK Steel Corp.
Gtd. Notes
7.75%	06/15/12	B3	150	128,250
Sr. Notes
7.875%	02/15/09	B3	35	30,712
Armco, Inc.
Sr. Notes
9.00%	09/15/07	B3	65	57,688
Century Aluminum Co.
First Mtge. Notes
11.75%	04/15/08	B1	75	83,625
CSN Islands VII Corp.
Gtd. Notes
10.75%	09/12/08	NA	80	88,200
Euramax International, Inc.
Sr. Sub. Notes
8.50%	08/15/11	B2	20	21,350
Massey Energy Co.
Sr. Notes
6.625%	11/15/10	Ba3	75	76,875

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Metals & Mining (cont’d.)
Steel Dynamics, Inc.
Sr. Notes
9.50%	03/15/09	B1	$75	$83,250
UCAR Finance, Inc.
Gtd. Sr. Notes
10.25%	02/15/12	B3	30	34,500

				604,450

Miscellaneous Services — 0.1%
United Rentals, Inc.
Sr. Note
10.75%	04/15/08	B1	100	112,500

Office Equipment & Supplies — 0.2%
Xerox Capital Europe PLC
(United Kingdom) Gtd. Notes
5.875%	05/15/04	B1	135	136,350
Xerox Corp.
Sr. Notes
7.125%	06/15/10	B1	150	160,500

				296,850

Oil & Gas Equipment — 0.2%
Crown European Holdings SA
Notes
9.50%	03/01/11	B1	100	113,250
Pemex Project Funding Master Trust
8.625%	02/01/22	Baa1	250	276,875

				390,125

Paper & Forest Products — 0.6%
Boise Cascade Corp.
Sr. Notes
7.00%	11/01/13	Ba2	75	77,966
Cascades, Inc.
Sr. Notes
7.25%	02/15/13	Ba1	132	139,260
Georgia-Pacific Corp.
Debs
8.125%	06/15/23	Ba3	25	25,250
8.625%	04/30/25	Ba3	25	25,875
Gtd. Sr. Notes
9.375%	02/01/13	Ba2	65	74,750
Notes
8.125%	05/15/11	Ba3	45	49,500
8.875%	05/15/31	Ba3	230	253,000
Millar Western Forest Products, Ltd.
Sr. Notes
7.75%	11/15/13	B3	75	77,812
Stone Container Corp.
Sr. Notes
8.375%	07/01/12	B2	140	151,900
Stone Container Finance Co.
(Canada) Sr. Notes
11.50%	08/15/06	B2	95	99,750

SEE NOTES TO FINANCIAL STATEMENTS.

B20

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Paper & Forest Products (cont’d.)
Tembec Industries, Inc. (Canada)
Gtd. Notes
7.75%	03/15/12	Ba3	$55	$54,725

				1,029,788

Printing & Publishing — 0.7%
American Color Graphics, Inc.
Sr. 2nd Sec’d. Note
10.00%	06/15/10	B3	150	153,750
American Media Operations, Inc.
Gtd. Notes, Ser. B
10.25%	05/01/09	B2	20	21,325
CanWest Media, Inc. (Canada)
Sr. Notes, Ser. B
7.625%	04/15/13	B1	25	27,375
Sr. Sub. Notes
10.625%	05/15/11	B2	100	114,250
Dex Media East LLC
Sr. Sub. Notes
12.125%	11/15/12	B3	75	92,250
Dex Media West LLC
Sr. Sub. Notes
9.875%	08/15/13	B3	250	290,625
Dex Media, Inc.
Notes
8.00%	11/15/13	Caa1	70	73,500
Medianews Group, Inc.
Sr. Sub. Notes
6.875%	10/01/13	B2	75	76,313
Quebecor Media, Inc.
(Canada) Sr. Disc. Notes, Zero Coupon (until 7/15/06)
Zero	07/15/11	B2	150	132,187
Sun Media Corp. (Canada)
Gtd. Notes
7.625%	02/15/13	Ba3	175	187,250

				1,168,825

Real Estate Investment Trust — 0.3%
HMH Properties, Inc.
Sr. Notes, Ser. B
7.875%	08/01/08	Ba3	100	104,000
Intrawest Corp.
(Canada) Sr. Notes
10.50%	02/01/10	B1	200	221,000
Senior Housing Properties Trust
Sr. Notes
8.625%	01/15/12	Ba2	65	70,850
Ventas Realty LP
Sr. Notes
8.75%	05/01/09	Ba3	40	43,900
9.00%	05/01/12	Ba3	85	94,350

				534,100

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Retail — 0.7%
Amerigas Partners LP
Sr. Notes
8.875%	05/20/11	B2	$50	$55,000
Couche-Tard, Inc.
Sr. Sub. Notes (Canada)
7.50%	12/15/13	Ba3	100	104,750
Delhaize America, Inc.
Gtd. Notes.
8.125%	04/15/11	Ba1	175	201,250
Dillard’s, Inc.
Notes
6.43%	08/01/04	Ba3	15	15,188
Dominos, Inc.
Sr. Sub. Notes
8.25%	07/01/11	B3	25	26,781
Ferrellgas Partners LP
Sr. Notes
8.75%	06/15/12	B2	50	55,000
General Nutrition Center, Inc.
Sr. Sub. Notes
8.50%	12/01/10	B3	50	51,250
JC Penney Co., Inc.
Debs.
7.40%	04/01/37	Ba3	235	255,269
Rite Aid Corp.
Deb. Notes
6.875%	08/15/13	Caa2	50	48,000
7.70%	02/15/27	Caa2	15	13,725
Sr. Sec’d. Notes
8.125%	05/01/10	B2	150	161,250
Saks, Inc.
Gtd. Notes
7.375%	02/15/19	B1	155	157,712

				1,145,175

Rubber
Goodyear Tire & Rubber Co.
Notes
7.857%	08/15/11	B2	50	43,625

Schools — 0.1%
Kindercare Learning Center, Inc.
Sr. Sub. Notes
9.50%	02/15/09	B3	100	101,500

Semiconductor Equipment & Products
ON Semiconductor Corp.
Sr. Sec’d. Notes
13.00%	05/15/08	Caa1	50	58,125

Telecommunications — 1.8%
Acc Escrow Corp.
Sr. Notes
10.00%	08/01/11	B2	110	122,650
Crown Castle International Corp.
Sr. Notes
7.50%	12/01/13	B3	100	100,500
10.75%	08/01/11	B3	100	112,500

SEE NOTES TO FINANCIAL STATEMENTS.

B21

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Telecommunications (cont’d.)
Dobson Communications Corp.
Sr. Notes
8.875%	10/01/13	B3	$80	$81,000
10.875%	07/01/10	B3	25	27,250
Eircom Funding
Sr. Sub. Notes (Ireland)
8.25%	08/15/13	B1	150	166,125
Empresa Brasileira (Brazil)
Gtd. Notes
11.00%	12/15/08	B2	15	15,413
Lucent Technologies, Inc.
Debs.
6.45%	03/15/29	Caa1	50	39,313
6.50%	01/15/28	Caa1	50	39,125
Notes
5.50%	11/15/08	Caa1	155	144,150
Nextel Communications, Inc.
Sr. Notes
7.375%	08/01/15	B2	300	322,500
9.375%	11/15/09	B2	220	239,800
Nortel Networks Corp.
Sr. Gtd. Notes
4.25%	09/01/08	B3	100	94,625
Qwest Corp.
Debs.
6.875%	09/15/33	Ba3	225	213,750
Notes
7.20%	11/01/04	Ba3	65	66,462
8.875%	03/15/12	Ba3	200	229,500
Qwest Services Corp.
Notes
13.50%	12/15/10	CCC+(e)	213	258,795
Rogers Wireless Communications, Inc.
(Canada) Sec’d. Notes
9.625%	05/01/11	Ba3	95	113,525
Telus Corp.
(Canada) Notes
8.00%	06/01/11	Ba1	85	99,389
Tritel PCS, Inc.
Gtd. Notes
10.375%	01/15/11	Baa2	105	125,627
Triton PCS, Inc.
Sr. Notes
8.50%	06/01/13(b)	B2	75	80,625
Verizon Wireless Capital LLC
1.24%	05/23/05	A3	300	299,640

				2,992,264

Tobacco
DIMON, Inc.
Sr. Notes
9.625%	10/15/11	Ba3	65	72,475

Transportation/Shipping — 0.2%
Cincinnati Bell, Inc.
Sr. Sub. Notes
8.375%	01/15/14	B3	150	161,250

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CORPORATE BONDS (Continued)
Transportation/Shipping (cont’d.)
Offshore Logistics, Inc.
Sr. Notes
6.125%	06/15/13	Ba2	$ 100	$98,000
Stena AB
Sr. Notes
7.50%	11/01/13	Ba3	100	103,000

				362,250

Waste Management — 0.3%
Allied Waste North America, Inc.
Sec’d. Notes
6.50%	11/15/10	Ba3	5	5,125
Sr. Notes
7.875%	01/01/09	Ba3	150	156,375
7.875%	04/15/13	Ba3	50	54,125
8.50%	12/01/08	Ba3	295	328,187

				543,812

TOTAL CORPORATE BONDS (cost $33,420,645)				35,906,571

FOREIGN GOVERNMENT OBLIGATIONS — 2.0%
Colombian Government Bonds
9.75%	04/23/09	Ba2	220	241,450
Federal Republic of Brazil
8.00%	04/15/14	B2	289	284,693
9.25%	10/22/10	B2	85	91,375
10.00%	08/07/11	B2	55	60,775
12.00%	04/15/10	B2	300	360,000
German Government Bonds
4.25%	03/12/04	Aaa	EUR1,006	1,274,059
Panamanian Government Bonds
9.625%	02/08/11	Ba1	$ 250	288,750
Petroleos Mexicanos
9.25%	03/30/18	Baa1	250	291,250
Russian Federation
5.00%	03/31/30	Ba3	300	287,700
United Mexican States
11.375%	09/15/16	Baa2	170	240,975

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (cost $3,203,608)				3,421,027

			Shares
PREFERRED STOCKS — 0.5%
Cable — 0.1%
CSC Holdings, Inc., Ser. M			2,100	220,500

Printing & Publishing — 0.1%
PRIMEDIA, Inc., Ser. D			1,250	122,500

Software — 0.3%
SAP AG, ADR(Germany)			11,500	477,940

Telecommunications
McLeodUSA, Inc., Ser. A			1,043	7,948

TOTAL PREFERRED STOCKS (cost $786,456)				828,888

SEE NOTES TO FINANCIAL STATEMENTS.

B22

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
CONVERTIBLE BONDS — 0.1%
Diversified Manufacturing Operations
Tyco International Group SA
3.125%	01/15/23	Ba2	$50	$68,375

Electronic Equipment & Instruments — 0.1%
Solectron Corp.
Zero	11/20/20	B1	250	141,875

TOTAL CONVERTIBLE BONDS (cost $185,154)				210,250

ASSET BACKED SECURITIES — 0.1%
Continental Airlines, Inc.
Pass-thru Certs., Ser. 96-C69
9.50%	10/15/13	B3	67	52,606
Pass-thru Certs., Ser. 98-1B
6.748%	03/15/17	Ba2	40	32,705
Deutsche Mortgage Securities, Inc.
Ser. 2002-1, Class A-12
5.75%	01/25/33	NR	78	77,646

TOTAL ASSET BACKED SECURITIES (cost $158,300)				162,957

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
Bear Stearns Mortgage Securities, Inc.
6.50%	12/28/23	Aaa	90	90,110
Ocwen Mortgage Loan Asset Backed Certificates
Ser. 1998-OFS3, Cl. A(b)
1.4513%	10/25/29	AAA(e)	19	19,304
Structured Asset Mortgage Investments, Inc.
7.1806%	02/25/30	Aaa	43	44,072

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(cost $149,156)				153,486

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.5%
Small Business Administration
Gtd. Notes
7.59%	01/01/20	Aaa	373	424,181
Small Business Investment Cos.
8.017%	02/10/10	Aaa	477	525,760

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(cost $849,682)				949,941

			Principal Amount (000)
U.S. GOVERNMENT SECURITIES — 6.2%
United States Treasury Bonds
5.375%	02/15/31		$200	208,570
7.50%	11/15/16		3,200	4,074,000
United States Treasury Notes
1.625%	10/31/05		1,200	1,198,125
4.25%	11/15/13		150	149,836
United States Treasury, P/O
Zero	02/15/22		1,000	372,771
United States Treasury, TIPS
3.375%	01/15/07		1,460	1,581,198
3.625%	01/15/08		2,634	2,912,895

TOTAL U.S. GOVERNMENT SECURITIES (cost $10,379,400)				10,497,395

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
MUNICIPAL BONDS — 2.9%
Brazos Texas Higher Education Authority, Inc.
Ser. A-3
1.16%	07/01/36	Aaa	$500	$500,000
California State Rev. Antic. Wts.,
Ser. A
2.00%	06/16/04	MIG1	300	300,642
Florida State Board of Education
Ser. A
5.00%	06/01/32	Aa2	500	513,280
Golden State Tobacco Securitization Corp.
Ser. 2003-A-1
6.25%	06/01/33	Baa2	300	286,800
Massachusetts State Water Resources Authority
Ser. J
5.00%	08/01/32	Aaa	250	256,017
Michigan St. Bldg. Auth. Rev.
5.25%	10/15/11	Aaa	400	456,444
New Jersey St. Trans. Trust Fd. Auth.
5.00%	06/15/12	Aa3	600	665,928
San Antonio, Texas Water Revenue
5.00%	05/15/25	Aaa	500	513,215
South Carolina State Highway
Ser. B
5.00%	04/01/17	Aaa	800	867,176
Tobacco Settlement Financing Corp.
5.875%	05/15/39	Baa2	290	252,781
6.375%	06/01/32	Baa2	250	239,353

TOTAL MUNICIPAL BONDS (cost $4,673,615)				4,851,636

MORTGAGE BACKED SECURITIES — 6.6%
Federal Home Loan Mortgage Corp.
1.6125%	11/15/30(b)		87	87,062
Federal National Mortgage Assn.
4.00%	08/01/18		974	950,530
4.00%	08/01/18		2,527	2,465,994
4.00%	08/01/18		951	927,948
4.191%	05/01/36(b)		402	408,835
4.50%	08/01/33		595	569,973
5.00%	02/01/18		21	21,917
5.00%	02/01/18		48	48,822
6.00%	07/01/14		144	151,483
6.00%	05/01/17		114	119,798
6.188%	08/01/29(b)		106	109,564
6.50%	06/01/18		298	312,507
6.50%	10/01/21		278	291,817
6.50%	11/01/21		260	272,247
6.50%	12/01/32		228	238,575
7.104%	08/01/09		961	1,080,594
Government National Mortgage Assn.
4.375%	04/20/27(b)		248	253,643
4.75%	08/20/24(b)		18	18,828
5.00%	11/20/29(b)		132	135,199
5.625%	10/20/27(b)		89	91,903
7.50%	02/20/30		706	786,417
8.00%	01/16/30		1,367	1,483,579
8.00%	08/20/31		72	78,240

SEE NOTES TO FINANCIAL STATEMENTS.

B23

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)
MORTGAGE BACKED SECURITIES — Continued
Government National Mortgage Assn. (cont’d)
8.50%	02/20/26		$4	$4,382
8.50%	04/20/26		4	4,262
8.50%	10/20/29		47	50,727
8.50%	07/15/30		57	61,717
8.50%	09/20/30		23	24,616
8.50%	04/20/31		93	100,592

TOTAL MORTGAGE BACKED SECURITIES (cost $10,784,152)				11,151,771

TOTAL LONG-TERM INVESTMENTS (cost $119,942,382)				136,102,645

SHORT-TERM INVESTMENTS — 19.7%
CORPORATE BONDS — 7.9%
Chemicals — 0.8%
E.I. du Pont de Nemours & Co.
1.05%	01/26/04	P-1	1,400	1,398,979

Diversified Financials — 5.9%
Barclays US Funding Corp.
1.065%	01/20/04	P-1	900	899,494
1.075%	03/09/04	P-1	500	498,985
Danske Corp.
1.09%	03/03/04	P-1	1,000	998,123
HBOS Treasury Services PLC
1.10%	02/24/04	P-1	600	599,010
1.10%	04/13/04	P-1	800	797,482
Rabobank USA Financial Corp.
1.06%	01/30/04	P-1	1,500	1,498,719
Royal Bank Of Scotland PLC
1.085%	01/20/04	P-1	1,500	1,499,141
Shell Finance UK PLC
1.055%	01/15/04	P-1	1,300	1,299,467
UBS Finance, Inc.
1.06%	01/21/04	P-1	1,190	1,189,299
Westpac Capital Corp.
1.08%	04/07/04	P-1	700	697,963

				9,977,683

Energy — 1.0%
General Electric Capital Corp.
1.08%	04/08/04	P-1	100	99,706
1.09%	04/12/04	P-1	1,500	1,495,368

				1,595,074

Food Products — 0.2%
Kraft Foods, Inc.
1.97188%	02/27/04	P-1	400	400,000

TOTAL CORPORATE BONDS (cost $13,371,736)				13,371,736

U.S. GOVERNMENT SECURITIES — 6.7%
Federal Home Loan Mortgage Corp.
1.085%	03/01/04		1,400	1,397,468
Federal National Mortgage Assn.
1.00%	02/04/04		4,500	4,495,750

Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
U.S. GOVERNMENT SECURITIES (Continued)
United States Treasury Bills
0.01%	06/10/04	$1,200	$1,194,687
0.885%	03/18/04	125	124,764
0.893%	03/11/04	500	499,132
0.895%	03/11/04	330	329,426
0.955%	06/17/04	900	895,989
0.96%	06/10/04	2,200	2,190,564
1.01%	04/22/04	250	249,214

TOTAL U.S. GOVERNMENT SECURITIES (cost $11,376,994)			11,376,994

REPURCHASE AGREEMENT — 1.6%
State Street Bank & Trust Co.
0.50%	01/02/04(f)
(cost $2,714,334)		2,714	2,714,334

		Shares
MUTUAL FUND — 3.5%
Dryden Core Investment Fund — Taxable Money Market Series
(cost $5,916,945)		5,916,945	5,916,945

TOTAL SHORT-TERM INVESTMENTS (cost $33,380,009)			33,380,009

OUTSTANDING OPTION PURCHASED(a)
		Contracts
Put Options
Eurodollar Futures, expiring 10/13/05 @ $93.75
(cost $916)		59	369

TOTAL OUTSTANDING OPTION PURCHASED (cost $916)			369

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND SHORT SALES — 100.0% (cost $153,323,307; Note 6)			169,483,023

		Principal Amount (000)
INVESTMENTS SOLD SHORT — (3.0%)
United States Treasury Notes
3.625%	05/15/13	4,800	(4,613,813)
4.25%	08/15/13	500	(500,625)

TOTAL INVESTMENTS SOLD SHORT (proceeds received 5,055,639)			(5,114,438)

OUTSTANDING OPTIONS WRITTEN(a) — (0.1%)
		Contracts
Call Options — (0.1%)
LIBOR, expiring 9/23/05 @ $4.0		600,000	(6,914)
Swap Option 3 month LIBOR, expiring 1/07/05 @ $5.0		200,000	(7,755)
Swap Option 3 month LIBOR, expiring 10/07/04 @ $4.0		1,800,000	(11,633)

SEE NOTES TO FINANCIAL STATEMENTS.

B24

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

OUTSTANDING OPTIONS WRITTEN(a) (Continued)	Contracts	Value (Note 2)
Call Options (cont’d.)
Swap Option 3 month LIBOR, expiring 9/23/05 @ $4.0	2,900,000	$(33,417)
Swap Option, expiring 3/03/04 @ 3.25%	2,800,000	(5,342)
Swap Option, expiring 5/03/04 @ $4.0	4,300,000	(40,747)

		(105,808)

Put Options
Swap Option 3 month LIBOR, expiring 1/07/05 @ $7.0	200,000	(945)
Swap Option 3 month LIBOR, expiring 10/07/04 @ $6.0	1,800,000	(24,044)
Swap Option, expiring 9/23/05 @ $7.0	600,000	(7,732)

		(32,721)

TOTAL OUTSTANDING OPTIONS WRITTEN (premiums received $275,482)		$(138,529)

Value (Note 2)
TOTAL INVESTMENTS NET OF OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT — 96.9% (cost $147,992,186)	$164,230,056
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS(h)	(26,333)
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(g)	22,888
OTHER ASSETS IN EXCESS OF LIABILITIES — 3.1%	5,326,654

TOTAL NET ASSETS — 100%	$169,553,265

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
TBA	Securities purchased on a forward commitment basis
TIPS	U.S. Treasury Inflation Protected Security
P/O	Principal Only

(a)	Non-income producing security.

(b)	Rate shown reflects current rate of variable instruments.

(c)	Issuer in default.

(d)	Security segregated as collateral for futures contracts.

(e)	Standard & Poor’s rating.

(f)	State Street Repurchase Agreement, repurchase price $2,714,410 due 1/02/04. The value of the collateral including accrued interest was $2,775,627. The collateral consists of US Treasury or Federal Agency Obligations.

(g)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
Long Positions:
6	Euribor	Dec 04	$1,837,630	$1,840,941	$3,311
55	German 10 Yr Bonds	Mar 04	7,768,272	7,847,619	79,347
9	LIBOR	Sep 04	1,912,217	1,921,481	9,264
2	LIBOR	Mar 04	431,426	428,741	(2,685)
2	LIBOR	Jun 04	430,620	427,980	(2,640)
6	LIBOR	Mar 05	1,293,451	1,276,825	(16,626)
131	U.S. Treasury 10 Yr Notes	Mar 04	14,544,812	14,706,797	161,985
2	U.S. Treasury 5 Yr Notes	Mar 04	220,126	223,250	3,124

					$235,080

SEE NOTES TO FINANCIAL STATEMENTS.

B25

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

SEE NOTES TO FINANCIAL STATEMENTS.

(h)	Outstanding forward foreign currency contracts as of December 31, 2003 were as follows:

Forward Foreign Currency Contracts	Value at Settlement Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
Sold:
Euro expiring 1/07/04	$1,496,413	$1,529,712	$(33,299)
Pound Sterling expiring 1/23/04	60,452	62,542	(2,090)

			(35,389)
Bought:
Euro expiring 1/07/04	279,735	288,791	9,056

			$(26,333)

B26

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 95.7%		Value (Note 2)
COMMON STOCKS	Shares
Aerospace/Defense — 2.0%
Boeing Co.	469,266	$19,774,869
General Dynamics Corp.	11,127	1,005,770
Honeywell International, Inc.	424,628	14,195,314
Lockheed Martin Corp.	664,102	34,134,843
Northrop Grumman Corp.	27,356	2,615,234
Raytheon Co.	19,911	598,126
United Technologies Corp.	103,650	9,822,910

		82,147,066

Air Freight & Couriers — 0.2%
FedEx Corp.	12,219	824,782
United Parcel Service, Inc. (Class “B” Stock)	86,774	6,469,002

		7,293,784

Airlines
Southwest Airlines Co.	7,763	125,295

Automobiles — 0.6%
Ford Motor Co.	75,154	1,202,464
General Motors Corp.	45,114	2,409,087
Harley-Davidson, Inc.(b)	394,290	18,740,604

		22,352,155

Beverages — 1.1%
Anheuser-Busch Cos., Inc.	109,212	5,753,288
Coca-Cola Co.	189,297	9,606,823
PepsiCo, Inc.	525,602	24,503,565
The Pepsi Bottling Group, Inc.	126,482	3,058,335

		42,922,011

Biotechnology — 2.5%
Amgen, Inc.(a)	1,026,110	63,413,598
Biogen Idec, Inc.(a)	28,992	1,066,326
Chiron Corp.(a)	24,560	1,399,674
Gilead Sciences, Inc.(a)(b)	351,600	20,442,024
MedImmune, Inc.(a)	530,964	13,486,486

		99,808,108

Building & Building Products — 0.2%
American Standard Cos., Inc.(a)	76,300	7,683,410
Cavco Industries, Inc.(a)	258	6,192
KB HOME	4,229	306,687
Masco Corp.	29,380	805,306
Pulte Homes, Inc.	5,359	501,709

		9,303,304

Capital Markets — 2.1%
Goldman Sachs Group, Inc.(b)	436,090	43,055,166
Merrill Lynch & Co., Inc.	712,986	41,816,629

		84,871,795

Chemicals — 0.4%
Air Products & Chemicals, Inc.	30,934	1,634,243
Dow Chemical Co.	69,443	2,886,746
E.I. du Pont de Nemours & Co.	79,513	3,648,852
Ecolab, Inc.	22,312	610,679
International Flavors & Fragrances, Inc.	20,569	718,269
Millennium Chemicals, Inc.	255,200	3,235,936
PPG Industries, Inc.	12,374	792,183

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Chemicals (cont’d.)
Praxair, Inc.	57,006	$2,177,629
Rohm & Haas Co.	25,788	1,101,406

		16,805,943

Commercial Banks — 4.7%
Bank of America Corp.	321,049	25,821,971
Bank One Corp.	796,225	36,299,898
Comerica, Inc.	139,500	7,820,370
Fifth Third Bancorp	180,036	10,640,128
FleetBoston Financial Corp.	384,951	16,803,111
Golden West Financial Corp.	14,834	1,530,720
Mellon Financial Corp.	145,115	4,659,643
SunTrust Banks, Inc.	26,845	1,919,417
The Bank of New York Co., Inc.	673,796	22,316,123
U.S. Bancorp	603,513	17,972,617
Wachovia Corp.	254,054	11,836,376
Washington Mutual, Inc.	45,546	1,827,306
Wells Fargo & Co.	485,936	28,616,771

		188,064,451

Commercial Services & Supplies — 0.7%
Automatic Data Processing, Inc.	46,463	1,840,399
Avery Dennison Corp.	170,737	9,564,687
Cendant Corp.(a)	116,292	2,589,823
Certegy, Inc.	15,358	503,742
Cintas Corp.	21,122	1,058,846
Concord EFS, Inc.(a)	46,831	694,972
Fiserv, Inc.(a)	31,367	1,239,310
H&R Block, Inc.	16,581	918,090
Pitney Bowes, Inc.	21,195	860,941
Waste Management, Inc.	245,410	7,264,136

		26,534,946

Communications Equipment — 2.6%
ADC Telecommunications, Inc.(a)	1,881,600	5,588,352
Advanced Fibre Communications, Inc.(a)	65,846	1,326,797
Avaya, Inc.(a)	30,700	397,258
Cisco Systems, Inc.(a)	2,975,755	72,281,089
Corning, Inc.(a)	157,937	1,647,283
Lucent Technologies, Inc.(a)	231,960	658,766
Motorola, Inc.	942,576	13,262,044
Nokia Oyj, ADR (Finland)(b)	359,100	6,104,700
QUALCOMM, Inc.	56,979	3,072,878

		104,339,167

Computers & Peripherals — 3.2%
Dell, Inc.(a)	666,282	22,626,937
EMC Corp.(a)	224,643	2,902,388
Hewlett-Packard Co.	2,043,125	46,930,581
International Business Machines Corp.	595,708	55,210,217
Lexmark International, Inc.(a)	11,891	935,108
Sun Microsystems, Inc.(a)	274,199	1,231,154

		129,836,385

Consumer Finance — 1.6%
American Express Co.	1,231,352	59,388,107
SLM Corp.	86,531	3,260,488

		62,648,595

SEE NOTES TO FINANCIAL STATEMENTS.

B27

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Containers & Packaging — 1.0%
Bemis Co., Inc.	5,107	$255,350
Pactiv Corp.(a)	27,173	649,435
Smurfit-Stone Container Corp.(a)	299,900	5,569,143
Temple-Inland, Inc.	537,500	33,685,125

		40,159,053

Diversified Financial Services — 3.7%
Bear Stearns Cos., Inc.	8,811	704,439
Capital One Financial Corp.	48,829	2,992,729
Citigroup, Inc.	1,627,187	78,983,657
Countrywide Financial Corp.	16,601	1,259,161
Fannie Mae	131,529	9,872,567
Federated Investors, Inc. (Class “B” Stock)	24,506	719,496
Freddie Mac	183,472	10,700,087
J.P. Morgan Chase & Co.	478,555	17,577,325
MBNA Corp.	487,101	12,104,460
Morgan Stanley	120,823	6,992,027
PNC Financial Services Group	15,282	836,384
State Street Corp.	111,086	5,785,359

		148,527,691

Diversified Telecommunication Services — 0.5%
ALLTEL Corp.	22,718	1,058,205
BellSouth Corp.	164,297	4,649,605
SBC Communications, Inc.	271,875	7,087,781
Verizon Communications, Inc.	242,261	8,498,516

		21,294,107

Electric Utilities — 2.2%
AES Corp.(a)	55,883	527,535
Ameren Corp.	13,925	640,550
American Electric Power Co., Inc.	18,486	564,008
Consolidated Edison, Inc.	19,945	857,834
Constellation Energy Group, Inc.	21,344	835,831
Dominion Resources, Inc.	37,276	2,379,327
DTE Energy Co.	21,830	860,102
Entergy Corp.	29,006	1,657,113
Exelon Corp.	342,847	22,751,327
FirstEnergy Corp.(b)	786,431	27,682,371
FPL Group, Inc.	23,776	1,555,426
PG&E Corp.(a)	55,640	1,545,123
Pinnacle West Capital Corp.	14,047	562,161
PPL Corp.	20,492	896,525
Progress Energy, Inc.	224,183	10,146,522
Public Service Enterprise Group, Inc.	31,012	1,358,326
Southern Co.	82,335	2,490,634
TXU Corp.	549,600	13,036,512

		90,347,227

Electrical Equipment — 0.1%
Emerson Electric Co.	26,480	1,714,580
Molex, Inc. (Class “A” Stock)	33,408	980,859

		2,695,439

Electronic Equipment & Instruments — 1.1%
Agilent Technologies, Inc.(a)(b)	1,177,164	34,420,275

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Electronic Equipment & Instruments (Cont’d.)
Flextronics International, Ltd. (Singapore)(a)	454,800	$6,749,232
Jabil Circuit, Inc.(a)	33,828	957,332
Sanmina-SCI Corp.(a)	12,075	152,266
Waters Corp.(a)	31,290	1,037,577

		43,316,682

Energy Equipment & Services —2.3%
BJ Services Co.(a)	876,900	31,480,710
ENSCO International, Inc.	301,300	8,186,321
Halliburton Co.	80,024	2,080,624
Nabors Industries, Ltd. (Barbados)(a)	25,965	1,077,547
Noble Corp.(a)	32,593	1,166,178
Schlumberger, Ltd.	649,540	35,542,829
Weatherford International, Ltd.(a)	348,600	12,549,600

		92,083,809

Food & Staples Retailing — 3.5%
Costco Wholesale Corp.(a)(b)	919,486	34,186,490
Kroger Co.(a)	126,421	2,340,053
Safeway, Inc.(a)	658,894	14,436,367
SYSCO Corp.	61,052	2,272,966
Wal-Mart Stores, Inc.(b)(e)	1,182,931	62,754,490
Walgreen Co.	51,350	1,868,113
Whole Foods Market, Inc.(b)	353,400	23,723,742

		141,582,221

Food Products — 0.3%
H.J. Heinz & Co.	58,924	2,146,601
Hershey Foods Corp.	23,168	1,783,704
Kellogg Co.	195,406	7,441,061
Wm. Wrigley Jr. Co.	35,877	2,016,646

		13,388,012

Gas Utilities — 0.2%
KeySpan Corp.	27,911	1,027,125
Kinder Morgan, Inc.	19,094	1,128,455
NiSource, Inc.	234,800	5,151,512

		7,307,092

Health Care Equipment & Supplies — 1.2%
Boston Scientific Corp.(a)	98,122	3,606,965
Guidant Corp.	194,100	11,684,820
Medtronic, Inc.	610,717	29,686,953
Smith & Nephew PLC, ADR (United Kingdom)	8,169	342,445
Zimmer Holdings, Inc.(a)	33,713	2,373,395

		47,694,578

Health Care Providers & Services — 0.8%
Cardinal Health, Inc.	81,750	4,999,830
Caremark Rx, Inc.(a)(b)	552,800	14,002,424
HCA-The Healthcare Co.	70,669	3,035,940
Quest Diagnostics, Inc.(a)	15,275	1,116,755
UnitedHealth Group, Inc.	91,213	5,306,773
WellPoint Health Networks, Inc.(a)	18,292	1,774,141

		30,235,863

SEE NOTES TO FINANCIAL STATEMENTS.

B28

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Hotels, Restaurants & Leisure — 2.5%
Brinker International, Inc.(a)	500,100	$16,583,316
Carnival Corp.	56,699	2,252,651
Darden Restaurants, Inc.	31,367	659,962
International Game Technology	31,437	1,122,301
Marriott International, Inc. (Class “A” Stock)(b)	245,872	11,359,286
McDonald’s Corp.	697,288	17,313,661
MGM Mirage, Inc.	168,000	6,318,480
Starbucks Corp.(a)	456,800	15,101,808
Wendy’s International, Inc.	746,000	29,273,040

		99,984,505

Household Durables — 0.3%
American Greetings Corp. (Class “A” Stock)(a)	7,455	163,041
Black & Decker Corp.	7,881	388,691
Centex Corp.	5,170	556,550
Fortune Brands, Inc.	13,546	968,404
Leggett & Platt, Inc.	18,031	390,010
Maytag Corp.	7,320	203,862
Newell Rubbermaid, Inc.	357,599	8,142,529
Snap-on, Inc.	5,751	185,412
Stanley Works	8,464	320,532
Tupperware Corp.	6,087	105,549
Whirlpool Corp.	6,054	439,823

		11,864,403

Household Products — 1.3%
Clorox Co.	59,349	2,881,987
Colgate-Palmolive Co.	96,078	4,808,704
Kimberly-Clark Corp.	318,498	18,820,047
Procter & Gamble Co.	241,240	24,095,051

		50,605,789

Industrial Conglomerates — 4.5%
3M Co.	421,904	35,874,497
Companhia Vale do Rio Doce, ADR (Brazil)(b)	941,500	55,077,750
General Electric Co.(b)	2,217,400	68,695,052
Tyco International, Ltd.	813,478	21,557,167

		181,204,466

Insurance — 3.4%
ACE, Ltd.	66,646	2,760,477
AFLAC, Inc.	81,727	2,956,883
Allstate Corp.	103,010	4,431,490
Ambac Financial Group, Inc.	20,979	1,455,733
American International Group, Inc.	1,102,795	73,093,253
Aon Corp.	27,911	668,189
Berkshire Hathaway, Inc. (Class “A” Stock)(a)	69	5,813,250
Chubb Corp.	29,310	1,996,011
Hartford Financial Services Group, Inc.	25,600	1,511,168
Loews Corp.	432,000	21,362,400
Marsh & McLennan Cos., Inc.	175,254	8,392,914
MetLife, Inc.	167,957	5,655,112
Principal Financial Group, Inc.	30,952	1,023,583
Progressive Corp.	19,459	1,626,578

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Insurance (Cont’d.)
SAFECO Corp.	32,897	$1,280,680
Travelers Property Casualty Corp. (Class “B” Stock)	187,946	3,189,444

		137,217,165

Internet & Catalog Retail — 1.5%
eBay, Inc.(a)(b)	384,576	24,839,764
InterActiveCorp(a)(b)	998,575	33,881,650

		58,721,414

Internet Software & Services — 0.8%
Yahoo!, Inc.(a)	716,765	32,376,275

IT Consulting & Services — 0.9%
Accenture, Ltd. (Class “A” Stock) (Bermuda)(a)	18,580	489,026
Affiliated Computer Services, Inc. (Class “A” Stock)(a)	27,686	1,507,779
Electronic Data Systems Corp.	577,891	14,181,445
First Data Corp.	119,157	4,896,161
Paychex, Inc.	365,188	13,584,994
Unisys Corp.(a)	29,252	434,392

		35,093,797

Leisure Equipment & Products
Mattel, Inc.	43,840	844,797

Machinery — 1.0%
Caterpillar, Inc.	30,832	2,559,673
Danaher Corp.	66,889	6,137,066
Deere & Co.	42,375	2,756,494
Dover Corp.	46,315	1,841,021
Eaton Corp.	99,386	10,731,700
Illinois Tool Works, Inc.	36,471	3,060,281
Ingersoll-Rand Co. (Class “A” Stock) (Bermuda)	14,067	954,868
Navistar International Corp.(a)	184,400	8,830,916
PACCAR, Inc.	54,800	4,664,576

		41,536,595

Media — 5.1%
Clear Channel Communications, Inc.(b)	599,294	28,064,938
Comcast Corp. (Class “A” Stock)(a)	474,556	15,598,656
Comcast Corp. (Special Class “A” Stock)(a)	456,164	14,268,810
Gannett Co., Inc.	21,066	1,878,245
Hughes Electronics Corp.(a)	862,401	14,272,737
Liberty Media Corp. (Class “A” Stock)(a)	726,001	8,632,152
McGraw Hill, Inc.	13,944	974,964
New York Times Co. (Class “A” Stock)	23,393	1,117,951
News Corp., Ltd., ADR (Australia)	251,000	7,592,752
Omnicom Group, Inc.	28,244	2,466,548
Time Warner, Inc.(a)	401,337	7,220,053
Tribune Co.	32,171	1,660,024
Univision Communications, Inc. (Class “A” Stock)(a)(b)	525,000	20,837,250
Viacom, Inc. (Class “B” Stock)	1,743,903	77,394,415

SEE NOTES TO FINANCIAL STATEMENTS.

B29

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Media (Cont’d.)
Walt Disney Co.	136,016	$3,173,253

		205,152,748

Metals & Mining — 4.4%
Alcoa, Inc.	1,497,585	56,908,230
Alumina, Ltd. ADR (Australia)	1,177,600	23,610,880
Barrick Gold Corp. (Canada)	368,653	8,372,109
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)(b)	1,343,407	56,597,737
Newmont Mining Corp.	653,095	31,746,948

		177,235,904

Multi-line Retail — 0.2%
Family Dollar Stores, Inc.	18,674	670,023
Federated Department Stores, Inc.	32,202	1,517,680
Kohl’s Corp.(a)	32,794	1,473,762
Sears, Roebuck & Co.	8,148	370,653
Target Corp.	151,357	5,812,109

		9,844,227

Multi-Utilities
Duke Energy Corp.	92,855	1,898,885

Oil & Gas — 5.8%
Apache Corp.(b)	301,599	24,459,679
Burlington Resources, Inc.	34,661	1,919,526
ChevronTexaco Corp.	255,525	22,074,805
ConocoPhillips, Inc.	60,383	3,959,313
Devon Energy Corp.	40,863	2,339,815
ExxonMobil Corp.(e)	1,308,454	53,646,614
GlobalSantaFe Corp. (Cayman Islands)	287,300	7,133,659
Nexen, Inc. (Canada)	320,700	11,580,477
Suncor Energy, Inc. (Canada)(b)	1,381,200	34,737,087
TotalFinaElf SA, ADR (France)	754,200	69,771,042
Unocal Corp.	42,870	1,578,902

		233,200,919

Paper & Forest Products — 0.6%
Bowater, Inc.	107,800	4,992,218
International Paper Co.	358,024	15,434,415
Louisiana-Pacific Corp.(a)	93,900	1,678,932
MeadWestvaco Corp.	26,602	791,409
Weyerhaeuser Co.	26,974	1,726,336

		24,623,310

Personal Products — 0.9%
Avon Products, Inc.	341,700	23,061,333
Estee Lauder Cos., Inc. (Class “A” Stock)	308,300	12,103,858
Gillette Co.	47,127	1,730,975

		36,896,166

Pharmaceuticals — 9.7%
Abbott Laboratories	158,102	7,367,553
Allergan, Inc.(b)	249,200	19,141,052
AstraZeneca PLC, ADR (United Kingdom)(b)	462,600	22,380,588
Bristol-Myers Squibb Co.	39,842	1,139,481
Elan Corp. PLC, ADR (Ireland)(a)	854,200	5,885,438

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Pharmaceuticals (Cont’d.)
Eli Lilly & Co.	91,213	$6,415,010
Forest Laboratories, Inc.(a)(b)	210,272	12,994,810
GlaxoSmithKline PLC, ADR (United Kingdom)	103,300	4,815,846
Johnson & Johnson	495,382	25,591,434
Medco Health Solutions, Inc.(a)	7,646	259,888
Merck & Co., Inc.	170,262	7,866,104
Novartis AG, ADR (Switzerland)(b)	535,800	24,587,862
Pfizer, Inc.(e)	3,682,400	130,099,192
Roche Holdings AG, ADR (Switzerland)	292,300	29,484,067
Schering-Plough Corp.	839,600	14,600,644
Sepracor, Inc.(a)(b)	703,400	16,832,362
Teva Pharmaceutical Industries, Ltd., ADR (Israel)(b)	863,500	48,969,085
Watson Pharmaceuticals, Inc.(a)	21,453	986,838
Wyeth	185,466	7,873,032

		387,290,286

Real Estate Investment Trust — 0.1%
iStar Financial, Inc.	77,000	2,995,300

Road & Rail — 0.4%
Burlington Northern Santa Fe Corp.	70,552	2,282,357
Canadian National Railway Co. (Canada)	144,500	9,143,960
Union Pacific Corp.	42,172	2,930,111

		14,356,428

Semiconductor & Semiconductor Equipment — 5.6%
Altera Corp.(a)	834,300	18,938,610
Analog Devices, Inc.	58,185	2,656,145
Applied Materials, Inc.(a)(b)	891,957	20,024,435
Fairchild Semiconductor International, Inc.(a)	25,054	625,598
Infineon Technologies AG, ADR (Germany)(a)	432,900	5,935,059
Intel Corp.	3,263,521	105,085,376
KLA-Tencor Corp.(a)	374,503	21,972,091
Linear Technology Corp.	13,914	585,362
Maxim Integrated Products, Inc.	45,421	2,261,966
Micron Technology, Inc.(a)	52,469	706,758
STMicroelectronics NV (Switzerland)	240,000	6,482,400
Texas Instruments, Inc.	1,284,742	37,745,720
Xilinx, Inc.(a)	47,327	1,833,448

		224,852,968

Software — 4.2%
BMC Software, Inc.(a)	567,154	10,577,422
Electronic Arts, Inc.(a)	244,123	11,664,197
Intuit, Inc.(a)	47,411	2,508,516
Microsoft Corp.(b)	3,871,558	106,622,707
Novell, Inc.(a)	36,778	386,904
Oracle Corp.(a)	1,144,775	15,111,030
PeopleSoft, Inc.(a)	48,535	1,106,598
SAP AG, ADR (Germany)(b)	259,000	10,764,040
Siebel Systems, Inc.(a)	56,271	780,479
VERITAS Software Corp.(a)	258,036	9,588,618

		169,110,511

SEE NOTES TO FINANCIAL STATEMENTS.

B30

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Specialty Retail — 1.6%
Bed Bath & Beyond, Inc.(a)	58,498	$2,535,888
Best Buy Co., Inc.	529,572	27,664,841
CarMax, Inc.(a)(b)	194,800	6,025,164
Home Depot, Inc.	566,450	20,103,311
Lowe’s Cos., Inc.	96,442	5,341,923
The Gap, Inc.	74,744	1,734,808

		63,405,935

Textiles & Apparel
NIKE, Inc. (Class “B” Stock)	22,149	1,516,321

Tobacco — 1.0%
Altria Group, Inc.	740,055	40,273,793

Wireless Telecommunication Services — 1.1%
AT&T Wireless Services, Inc.(a)	1,181,744	9,442,135
Nextel Communications, Inc. (Class “A” Stock)(a)	112,539	3,157,844
Vodafone Group PLC, ADR (United Kingdom)(b)	1,245,838	31,195,783

		43,795,762

TOTAL LONG-TERM INVESTMENTS (cost $3,312,387,828)		3,841,583,448

		Value (Note 2)
	Shares
SHORT-TERM INVESTMENTS — 15.1%
Mutual Fund — 14.1%
Dryden Core Investment Fund —Taxable Money Market Series (Note 4)(c)	564,489,456	$564,489,456

Repurchase Agreement — 1.0%	Principal Amount (000)
State Street Bank & Trust Co., 0.50%, 1/02/04(d)	$40,472	40,472,130

TOTAL SHORT-TERM INVESTMENTS (cost $604,961,586)		604,961,586

TOTAL INVESTMENTS — 110.8% (cost $3,917,349,414; Note 6)		4,446,545,034
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(f)		47,210
LIABILITIES IN EXCESS OF OTHER ASSETS — (10.8)%		(433,441,269)

NET ASSETS — 100%		$4,013,150,975

SEE NOTES TO FINANCIAL STATEMENTS.

B31

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $414,347,398; cash collateral $437,748,240 was received with which the portfolio purchased securities.

(c)	Represents security purchased with cash collateral received for securities on loan.

(d)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $40,473,255 due 1/2/04. The value of the collateral including accrued interest was $41,289,000. Collateralized by United States Treasury or federal agency obligations.

(e)	Security segregated as collateral for futures contracts.

(f)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation
Long Positions:
64	S&P 500 Index	Mar 04	$17,252,150	$17,769,600	$517,450

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 95.7%
COMMON STOCKS	Shares	Value (Note 2)
Australia — 2.7%
Amcor, Ltd.(b)	763,300	$4,750,396
BHP Billiton, Ltd.	880,067	8,083,025
Rio Tinto, Ltd.	174,846	4,900,643

		17,734,064

Brazil — 1.1%
Companhia de Bebidas das Americas, ADR	132,300	3,374,973
Unibanco — Uniao de Bancos Brasileiros SA, ADR(b)	164,900	4,114,255

		7,489,228

Finland — 0.4%
Nokia Oyj	142,400	2,462,540

France — 2.2%
Total SA	77,385	14,387,657

Republic of Germany — 4.3%
Deutsche Boerse AG	144,598	7,906,553
SAP AG, ADR(b)	290,200	12,060,712
Siemens AG	111,700	8,946,697

		28,913,962

Hong Kong — 1.2%
Cosco Pacific, Ltd.	6,326,000	8,311,087

Ireland — 1.5%
Anglo Irish Bank Corp., PLC	631,400	9,963,174

Israel — 1.2%
Teva Pharmaceutical Industries, Ltd., ADR(b)	136,500	7,740,915

Italy — 2.1%
Eni SpA	393,500	7,425,268
Riunione Adriatica di Sicurta SpA	398,843	6,791,592

		14,216,860

Japan — 10.3%
Aoyama Trading Co., Ltd.	608,300	12,033,181
Canon, Inc.	122,000	5,680,508
Mitsubishi Corp.(b)	1,389,000	14,723,374
Mitsubishi Tokyo Financial Group, Inc.	320	2,496,221
Mitsui Mining & Smelting Co., Ltd.	2,221,000	9,222,217
Sumitomo Mitsui Financial Group, Inc.	435	2,317,673
Sumitomo Realty & Development Co., Ltd.	1,419,000	12,499,169
Taisei Corp.	2,729,000	9,981,973

		68,954,316

Netherlands — 1.0%
ING Groep NV	296,300	6,910,419

South Korea — 1.6%
Samsung Electronics Co., Ltd.	27,800	10,522,702

Spain — 2.2%
Banco Popular Espanol SA(b)	121,649	7,257,808
Telefonica SA(a)	501,782	7,367,224

		14,625,032

Switzerland — 4.0%
Novartis AG, ADR	174,700	8,016,983

COMMON STOCKS
(Continued)	Shares	Value (Note 2)
Switzerland (cont’d.)
Roche Holding AG, ADR	96,300	$9,713,704
UBS AG	126,800	8,684,018

		26,414,705

Taiwan — 1.3%
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	4,655,880	8,708,347

United Kingdom — 12.5%
AstraZeneca PLC, ADR(b)	147,100	7,116,698
Exel PLC	1,204,502	15,923,838
GKN PLC	1,303,246	6,229,130
HSBC Holdings PLC	541,400	8,509,470
Reckitt Benckiser PLC	243,900	5,518,850
Royal Bank of Scotland Group PLC	239,789	7,065,596
Signet Group PLC	4,512,100	8,319,662
Tesco PLC	1,860,900	8,586,407
Vodafone Group PLC	6,317,854	15,664,232

		82,933,883

United States — 46.1%
Air Products and Chemicals, Inc.	126,900	6,704,127
Allergan, Inc.(b)	80,400	6,175,524
Amgen, Inc.(a)	144,800	8,948,640
Anheuser-Busch Cos., Inc.	62,400	3,287,232
Bank of New York Co., Inc.	251,300	8,323,056
Bed Bath & Beyond, Inc.(a)	288,100	12,489,135
BJ Services Co.(a)	212,300	7,621,570
Boise Cascade Corp.	127,400	4,186,364
Brinker International, Inc.(a)(b)	150,800	5,000,528
Caremark Rx, Inc.(a)(b)	180,400	4,569,532
CarMax, Inc.(a)	12,400	383,532
Cisco Systems, Inc.(a)(b)	440,800	10,707,032
Citigroup, Inc.(b)	320,600	15,561,924
Clear Channel Communications, Inc.(b)	153,400	7,183,722
Colgate-Palmolive Co.	53,000	2,652,650
Comcast Corp. (Special Class “A” Stock)(a)(b)	156,300	4,889,064
Costco Wholesale Corp.(a)	176,800	6,573,424
Dell, Inc.(a)	217,000	7,369,320
General Electric Co.	300,300	9,303,294
Gilead Sciences, Inc.(a)	139,900	8,133,786
Goldman Sachs Group, Inc.	56,900	5,617,737
Hughes Electronics Corp.(a)	299,486	4,956,493
Intel Corp.	218,500	7,035,700
InterActiveCorp(a)(b)	497,000	16,863,210
International Paper Co.	161,400	6,957,954
KLA-Tencor Corp.(a)	57,700	3,385,259
Medimmune, Inc.(a)	58,700	1,490,980
Merrill Lynch & Co., Inc.	129,300	7,583,445
Microsoft Corp.	476,000	13,109,040
Motorola, Inc.	104,800	1,474,536
Northrop Grumman Corp.(b)	77,100	7,370,760
Pfizer, Inc.	371,560	13,127,215
Phelps Dodge Corp.(a)	43,200	3,287,088
Procter & Gamble Co.(b)	48,100	4,804,228
Schlumberger, Ltd.(b)	122,300	6,692,256
Smith International, Inc.(a)	196,100	8,142,072

SEE NOTES TO FINANCIAL STATEMENTS.

B32

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS
(Continued)	Shares	Value (Note 2)
United States (cont’d.)
State Street Corp.(b)	127,700	$6,650,616
Texas Instruments, Inc.	230,500	6,772,090
UnitedHealth Group, Inc.(b)	142,900	8,313,922
Univision Communications, Inc. (Class “A” Stock)(a)(b)	205,300	8,148,357
Viacom, Inc. (Class “B” Stock)(b)	198,400	8,804,992
Wal-Mart Stores, Inc.(b)	177,700	9,426,985
Wendy’s International, Inc.	173,600	6,812,064

		306,890,455

TOTAL LONG-TERM INVESTMENTS (cost $541,812,896)		637,179,346

SHORT-TERM INVESTMENT — 22.0%	Shares	Value (Note 2)
MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $146,019,132; Note 4)(c)	146,019,132	$146,019,132

TOTAL INVESTMENTS — 117.7% (cost $687,832,028; Note 6)		783,198,478
UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS, NET(d)		(48,427)
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS — (17.7)%		(117,519,689)

NET ASSETS — 100%		$665,630,362

The following abbreviation is used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $132,760,909; cash collateral of $139,928,992 was received with which the portfolio purchased securities.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Outstanding forward foreign currency contracts as of December 31, 2003 were as follows:

Forward Foreign Currency Contracts	Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
Purchased:
Eurodollars expiring 1/2/04	$530,960	$534,447	$3,487
Eurodollars expiring 1/5/04	1,360,955	1,360,761	(194)

			3,293

Sold:
Pound Sterling expiring 1/2/04	530,960	564,575	(33,615)
Pound Sterling expiring 1/5/04	1,360,955	1,361,183	(228)
Swedish Krona expiring 1/2/04	1,081,481	1,099,358	(17,877)

			(51,720)

			$(48,427)

SEE NOTES TO FINANCIAL STATEMENTS.

B33

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

The industry classification of portfolio holdings, forward foreign currency contracts and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2003 were as follows:

Mutual Fund	22.0%
Pharmaceuticals	7.8%
Commercial Banks	6.3%
Capital Markets	5.5%
Semiconductors & Semiconductor Equipment	5.5%
Media	5.1%
Specialty Retail	5.0%
Diversified Financial Services	4.6%
Software	3.8%
Food & Staples Retailing	3.7%
Energy Equipment & Services	3.4%
Metals & Mining	3.3%
Oil & Gas	3.3%
Industrial Conglomerates	3.2%
Biotechnology	2.8%
Internet & Catalog Retail	2.5%
Air Freight & Couriers	2.4%
Wireless Telecommunication Services	2.4%
Trading Companies & Distributors	2.2%
Communications Equipment	2.2%
Household Products	1.9%
Healthcare Providers & Services	1.9%
Real Estate	1.9%
Hotels, Restaurants & Leisure	1.8%
Paper & Forest Products	1.7%

Construction & Engineering	1.5%
Transportation Infrastructure	1.2%
Aerospace & Defense	1.1%
Computers & Peripherals	1.1%
Diversified Telecommunication Services	1.1%
Insurance	1.0%
Chemicals	1.0%
Beverages	1.0%
Auto Components	0.9%
Office Electronics	0.9%
Containers & Packaging	0.7%

117.7%
Forward foreign currency contracts	—
Other liabilities in excess of other assets	(17.7)%

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B34

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 95.3% CORPORATE BONDS — 89.9%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Aerospace/Defense — 1.6%
Dunlop Standard Aerospace Holdings PLC, Sr. Notes (United Kingdom)	B3	11.875%	05/15/09	$2,700	$2,889,000
Esterline Technologies Corp., Sr. Sub. Notes	B1	7.75%	06/15/13	4,500	4,837,500
K&F Industries, Inc., Sr. Sub. Notes	B3	9.625%	12/15/10	2,165	2,427,506
K&F Industries, Inc., Sr. Sub. Notes, Ser. B	B3	9.25%	10/15/07	3,841	3,961,031
L-3 Communications Corp., Sr. Sub. Notes	Ba3	6.125%	01/15/14	925	927,313
L-3 Communications Corp., Sr. Sub. Notes	Ba3	7.625%	06/15/12	4,750	5,147,812
Sequa Corp., Sr. Notes	B1	8.875%	04/01/08	2,000	2,170,000
TransDigm, Inc.	B3	8.375%	07/15/11	1,500	1,595,625

					23,955,787

Asset Backed Security — 0.1%
Inner Harbor CBO, Sub. Bond, Ser. 2001-1A, Class B2 (Cayman Islands)	Ba2	11.19%	06/15/13	2,000	1,522,188

Building & Construction — 2.2%
American Standard, Inc., Gtd. Notes	Ba2	7.375%	04/15/05	3,000	3,165,000
Beazer Homes USA, Inc., Sr. Notes	Ba2	8.625%	05/15/11	1,820	2,002,000
D.R. Horton, Inc., Gtd. Notes(b)	Ba1	8.00%	02/01/09	3,000	3,390,000
D.R. Horton, Inc., Sr. Notes(b)	Ba1	8.50%	04/15/12	3,250	3,672,500
KB HOME, Sr. Sub. Notes	Ba2	8.625%	12/15/08	2,800	3,136,000
New Millenium Homes LLC, Sr. Notes(e)	NR	11.75%	12/31/07	2,781	1,390,500
Nortek Holdings, Inc., Sr. Notes, Zero Coupon (until 11/15/07)	Caa1	10.00%	05/15/11	3,500	2,528,750
Nortek, Inc., Sr. Sub. Notes, Ser. B	B3	9.875%	06/15/11	4,330	4,773,825
Toll Corp., Sr. Sub. Notes(b)	Ba2	8.25%	02/01/11	4,150	4,565,000
WCI Communities, Inc., Gtd. Notes	Ba3	9.125%	05/01/12	4,000	4,400,000

					33,023,575

Cable — 5.3%
Avalon Cable Holdings, Sr. Disc. Notes	Caa1	11.875%	12/01/08	3,151	3,324,358
Callahan Nordrhein-Westfalen, Sr. Disc. Notes, Zero Coupon (until 07/15/05) (Germany)(c)	B-	16.00%	07/15/10	7,000	280,000
Charter Communications Holdings, Sr. Disc. Notes, Zero Coupon (until 05/15/06)	Ca	11.75%	05/15/11	3,150	2,110,500
Charter Communications Holdings, Sr. Notes(b)	Ca	8.625%	04/01/09	12,325	10,753,562
Charter Communications Holdings, Sr. Notes(b)	Ca	9.625%	11/15/09	3,150	2,772,000
Charter Communications Holdings, Sr. Notes	Ca	10.00%	04/01/09	1,000	890,000
Charter Communications Holdings, Sr. Notes	Ca	10.00%	05/15/11	9,975	8,678,250
Charter Communications Holdings, Sr. Notes	Ca	10.25%	01/15/10	2,235	2,000,325
Charter Communications Holdings, Sr. Notes(b)	Caa1	10.25%	09/15/10	1,400	1,470,000
Charter Communications Holdings, Sr. Notes	Ca	10.75%	10/01/09	1,700	1,559,750
Charter Communications Holdings, Sr. Notes(b)	Ca	11.125%	01/15/11	3,075	2,821,313
CSC Holdings, Inc., Sr. Debs	B1	7.625%	07/15/18	1,275	1,338,750
CSC Holdings, Inc., Sr. Sub. Debs.(b)	B2	10.50%	05/15/16	970	1,110,650
DirecTV Holdings, Sr. Notes	B1	8.375%	03/15/13	4,605	5,341,800
Echostar DBS Corp., Sr. Notes	Ba3	9.125%	01/15/09	5,174	5,788,412
Echostar DBS Corp., Sr. Notes	Ba3	10.375%	10/01/07	16,300	17,868,875
NTL, Inc., Debs	Caa2	11.20%	11/15/07	6,300	6,363,000
Telewest PLC, Debs. (United Kingdom)(b)(c)	Ca	11.00%	10/01/07	4,450	2,892,500

					77,364,045

Chemicals — 4.0%
Avecia Group PLC, Gtd. Notes (United Kingdom)(b)	Caa1	11.00%	07/01/09	6,125	5,512,500
Equistar Chemicals LP, Gtd. Note	B2	10.125%	09/01/08	830	908,850
Equistar Chemicals LP, Sr. Notes	B2	10.625%	05/01/11	5,480	6,055,400
Huntsman Advanced Materials LLC, Sr. Sec’d. Notes(b)	B2	11.00%	07/15/10	2,500	2,762,500
Huntsman ICI Chemical, Sr. Sub. Notes	Caa1	10.125%	07/01/09	5,075	5,227,250
Huntsman LLC, Sr. Sec’d. Notes	B2	11.625%	10/15/10	3,600	3,672,000
IMC Global, Inc., Gtd. Notes, Ser. B	B1	10.875%	06/01/08	1,000	1,100,000

SEE NOTES TO FINANCIAL STATEMENTS.

B35

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Chemicals (cont’d.)
IMC Global, Inc., Gtd. Notes, Ser. B(b)	B1	11.25%	06/01/11	$5,785	$6,363,500
ISP Chemco, Inc., Gtd. Notes, Ser. B	B2	10.25%	07/01/11	2,485	2,795,625
Koppers, Inc., Sr. Sec’d. Notes	B2	9.875%	10/15/13	1,000	1,102,500
Lyondell Chemical Co., Sec’d. Notes	B1	10.50%	06/01/13	715	779,350
Nalco Co., Sr. Sub. Notes	Caa1	8.875%	11/15/13	2,650	2,809,000
OM Group, Inc., Sr. Sub. Notes(b)	Caa1	9.25%	12/15/11	12,500	13,000,000
Rhodia SA, Sr. Sub. Notes (France)(b)	B3	8.875%	06/01/11	2,410	2,217,200
Rockwood Specialties, Inc., Sr. Sub. Notes(b)	B3	10.625%	05/15/11	2,175	2,425,125
Westlake Chemical Corp., Gtd. Notes	Ba3	8.75%	07/15/11	2,300	2,518,500

					59,249,300

Consumer Products & Services — 0.8%
Coinmach Corp., Sr. Notes	B2	9.00%	02/01/10	4,510	4,893,350
DIMON, Inc., Gtd. Notes, Ser. B	Ba3	9.625%	10/15/11	850	947,750
Goodyear Tire & Rubber Co., Notes(b)	B2	7.857%	08/15/11	1,500	1,308,750
Rayovac Corp., Sr. Sub. Notes	B3	8.50%	10/01/13	4,050	4,293,000

					11,442,850

Containers — 3.3%
Anchor Glass Container Corp., Sr. Sec’d. Notes	B2	11.00%	02/15/13	2,975	3,451,000
Berry Plastics Corp., Gtd. Notes	B3	10.75%	07/15/12	2,920	3,361,650
Berry Plastics Corp., Gtd. Notes(b)	B3	10.75%	07/15/12	1,525	1,755,656
BWAY Corp., Sr. Sub. Notes	B3	10.00%	10/15/10	960	1,046,400
Crown European Holdings SA, Sr. Sec’d. Notes (France)(b)	B1	9.50%	03/01/11	3,750	4,246,875
Graham Packaging, Sr. Disc. Notes, Ser. B, Zero Coupon (until 01/15/03)	Caa2	10.75%	01/15/09	10,600	10,944,500
Graphic Packaging International, Inc., Sr. Sub. Notes	B3	9.50%	08/15/13	3,075	3,397,875
Greif Brothers Corp., Sr. Sub. Notes	B2	8.875%	08/01/12	5,250	5,775,000
Norampac, Inc.	Ba2	6.75%	06/01/13	2,500	2,606,250
Owens-Brockway, Sr. Sec’d. Notes	B1	7.75%	05/15/11	6,650	7,140,438
Owens-Brockway, Sr. Sec’d. Notes	B1	8.75%	11/15/12	1,255	1,397,756
Silgan Holdings, Inc., Sr. Sub. Notes(b)	B1	6.75%	11/15/13	1,750	1,754,375
Tekni-Plex, Inc., Sr. Sec’d. Notes(b)	B2	8.75%	11/15/13	1,200	1,251,000

					48,128,775

Energy — 9.0%
Allegheny Energy Supply Co., LLC, Notes(b)	B3	8.75%	04/15/12	4,525	4,264,812
AmeriGas Partners LP, Sr. Notes, Ser. C	B2	8.875%	05/20/11	2,950	3,245,000
Chesapeake Energy Corp., Sr. Notes	Ba3	8.125%	04/01/11	3,000	3,330,000
El Paso Corp., Sr. Notes(b)	Caa1	7.00%	05/15/11	4,330	3,994,425
El Paso Energy Partners LP, Sr. Sub. Notes, Ser. B	B1	8.50%	06/01/11	335	376,875
El Paso Production Holdings LP, Sr. Notes(b)	B2	7.75%	06/01/13	9,125	8,988,125
Eott Energy Partners LP, Sr. Notes(c)(e)	Caa2	11.00%	10/01/09	740	1
Ferrellgas Partners LP, Sr. Notes	B2	8.75%	06/15/12	1,400	1,540,000
Forest Oil Corp., Sr. Notes	Ba3	8.00%	06/15/08	1,250	1,362,500
Forest Oil Corp., Sr. Notes	Ba3	8.00%	12/15/11	3,400	3,714,500
Gazprom OAO, Notes (cost $5,637,736; purchased 02/21/03)(Russia)(b)(f)	BB-(g)	9.625%	03/01/13	5,550	6,118,875
Gemstone Investors, Ltd., Gtd. Sr. Notes	Caa1	7.71%	10/31/04	2,480	2,504,800
GulfTerra Energy Partners LP, Gtd. Notes	B1	10.625%	12/01/12	486	602,640
GulfTerra Energy Partners LP, Sr. Sub. Notes	Ba3	6.25%	06/01/10	2,675	2,782,000
Hanover Compressor Co., Sr. Notes	B3	8.625%	12/15/10	2,125	2,210,000
Hanover Equipment Trust, Sec’d. Notes(b)	B2	8.50%	09/01/08	2,110	2,236,600
Hanover Equipment Trust, Sec’d. Notes(b)	B2	8.75%	09/01/11	2,170	2,300,200
Houston Exploration Co., Sr. Sub. Notes	B1	7.00%	06/15/13	1,375	1,419,688
Leviathan Gas Pipeline, Sr. Gtd. Sub. Notes, Ser. B	B1	10.375%	06/01/09	2,000	2,170,000
Magnum Hunter Resources, Sr. Notes	B2	9.60%	03/15/12	2,225	2,525,375
Newfield Exploration Co., Sr. Sub. Notes(b)	Ba3	8.375%	08/15/12	6,235	6,983,200
Paramount Resources, Ltd., Sr. Notes (Canada)	B2	7.875%	11/01/10	3,400	3,383,000

SEE NOTES TO FINANCIAL STATEMENTS.

B36

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Energy (cont’d.)
Parker and Parsley, Sr. Notes	Ba1	8.875%	04/15/05	$1,000	$1,070,249
Pioneer Natural Resources Co., Gtd. Notes	Ba1	7.50%	04/15/12	5,000	5,746,680
Plains All American Pipeline LP, Sr. Notes	Ba1	7.75%	10/15/12	4,620	5,330,325
Premcor Refining Group, Inc., Sr. Notes	Ba3	7.50%	06/15/15	675	691,875
Premcor Refining Group, Inc., Sr. Notes	Ba3	9.50%	02/01/13	3,055	3,482,700
Premcor Refining Group, Inc., Sr. Sub. Notes(b)	B2	7.75%	02/01/12	1,925	1,982,750
Semco Energy, Inc., Sr. Notes	Ba2	7.125%	05/15/08	1,800	1,874,250
Southern Energy, Sr. Notes(b)(c)	D	7.40%	07/15/04	1,825	1,177,125
Southern Natural Gas Co., Sr. Notes(b)	B1	8.875%	03/15/10	2,900	3,262,500
Stone Energy Corp., Sr. Sub. Notes	B2	8.25%	12/15/11	7,000	7,630,000
Tennessee Gas Pipeline Co., Debs.	B1	7.00%	03/15/27	3,530	3,662,375
Tennessee Gas Pipeline Co., Debs.	B1	7.00%	10/15/28	2,125	2,018,750
Tennessee Gas Pipeline Co., Debs.	B1	7.625%	04/01/37	4,615	4,545,775
TransMontaigne, Inc., Sr. Sub. Notes	B3	9.125%	06/01/10	2,325	2,493,562
Vintage Petroleum, Inc., Sr. Sub. Notes	B1	9.75%	06/30/09	3,582	3,770,055
Williams Cos., Inc., Notes(b)	B3	7.125%	09/01/11	4,475	4,732,312
Williams Cos., Inc., Notes(b)	B3	8.125%	03/15/12	5,045	5,599,950
Williams Cos., Inc., Notes	B3	9.25%	03/15/04	3,130	3,169,125
Williams Cos., Inc., Sr. Notes	B3	8.625%	06/01/10	3,275	3,676,188

					131,969,162

Food & Beverage — 1.9%
Agrilink Foods, Inc., Sr. Gtd. Notes	B3	11.875%	11/01/08	465	494,063
Carrols Corp., Sr. Gtd. Notes	B3	9.50%	12/01/08	2,885	2,928,275
Del Monte Corp., Sr. Sub. Notes	B2	8.625%	12/15/12	2,700	2,956,500
Dole Food Co., Inc., Sr. Notes	B2	7.25%	06/15/10	1,875	1,931,250
Dole Food Co., Inc., Sr. Notes	B2	8.625%	05/01/09	2,400	2,634,000
Dole Food Co., Inc., Sr. Notes	B2	8.875%	03/15/11	1,995	2,189,512
Homeland Stores, Inc., Sr. Notes(c)(e)	NR	10.00%	08/01/49	4,260	170,400
Merisant Co., Gtd. Notes	B3	9.50%	07/15/13	1,125	1,198,125
National Beef Packing Co., LLC, Sr. Notes(b)	B2	10.50%	08/01/11	2,000	2,060,000
National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)	NR	10.75%	11/15/07	269	3
National Restaurant Enterprises Holdings, Inc., Sr. Notes(c)	NR	13.00%	05/15/08	286	3
Smithfield Foods, Inc., Notes	Ba2	7.75%	05/15/13	900	936,000
Smithfield Foods, Inc., Sr. Notes(b)	Ba2	8.00%	10/15/09	2,440	2,574,200
Tricon Global Restaurants, Inc., Sr. Notes	Ba1	7.45%	05/15/05	1,000	1,066,250
Tricon Global Restaurants, Inc., Sr. Notes	Ba1	8.875%	04/15/11	5,000	6,062,500

					27,201,081

Gaming — 5.3%
Argosy Gaming Co., Sr. Sub. Notes	B2	9.00%	09/01/11	810	897,075
Aztar Corp., Sr. Sub. Notes	Ba3	8.875%	05/15/07	1,250	1,304,687
Boyd Gaming Corp., Sr. Sub. Notes	B1	8.75%	04/15/12	1,500	1,646,250
Circus Enterprises, Inc., Sr. Notes	Ba2	6.45%	02/01/06	1,220	1,271,850
Coast Hotels & Casinos, Inc., Sr. Sub. Notes	B2	9.50%	04/01/09	2,000	2,115,000
Gaylord Entertainment Co., Sr. Notes	B3	8.00%	11/15/13	2,595	2,737,725
Isle of Capri Casinos, Inc., Sr. Sub. Notes(b)	B2	9.00%	03/15/12	1,430	1,590,875
Mandalay Resort Group, Sr. Notes(b)	Ba2	9.50%	08/01/08	2,250	2,626,875
MGM Grand, Inc., Gtd. Notes	Ba2	9.75%	06/01/07	9,051	10,318,140
MGM Mirage, Inc., Gtd. Notes	Ba1	6.00%	10/01/09	4,750	4,880,625
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba3	6.375%	07/15/09	2,585	2,669,012
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba3	8.00%	04/01/12	1,695	1,834,838
Park Place Entertainment Corp., Sr. Notes(b)	Ba1	7.50%	09/01/09	5,700	6,270,000
Park Place Entertainment Corp., Sr. Sub. Notes	Ba2	7.875%	12/15/05	3,500	3,749,375
Park Place Entertainment Corp., Sr. Sub. Notes(b)	Ba2	8.125%	05/15/11	1,530	1,715,512
Park Place Entertainment Corp., Sr. Sub. Notes	Ba2	9.375%	02/15/07	355	402,038
Station Casinos, Inc., Sr. Sub. Notes(b)	B2	9.875%	07/01/10	8,075	8,882,500
Sun International Hotels, Ltd., Sr. Sub. Notes (Bahamas)	B2	8.875%	08/15/11	5,980	6,533,150

SEE NOTES TO FINANCIAL STATEMENTS.

B37

HIGH YIELD BOND PORTFOLIO (Continued

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Gaming (cont’d.)
Venetian Casino Resort LLC, Second Mtge. Notes	B3	11.00%	06/15/10	$8,460	$9,813,600
Wynn Las Vegas LLC, Second Mtge. Notes(b)	B3	12.00%	11/01/10	5,050	5,946,375

					77,205,502

Healthcare — 6.8%
Alliance Imaging, Inc., Sr. Sub. Notes(b)	B3	10.375%	04/15/11	6,575	6,969,500
Bio-Rad Laboratories, Inc., Sr. Sub. Notes	Ba3	7.50%	08/15/13	1,700	1,870,000
Columbia/HCA Healthcare Corp., Debs.	Ba1	7.50%	12/15/23	600	623,395
Columbia/HCA Healthcare Corp., M.T.N.	Ba1	8.70%	02/10/10	3,000	3,550,830
Columbia/HCA Healthcare Corp., M.T.N.	Ba1	8.85%	01/01/07	259	292,842
Columbia/HCA Healthcare Corp., Notes	Ba1	9.00%	12/15/14	4,000	4,840,832
Columbia/HCA Healthcare Corp., Sr. Notes	Ba1	7.69%	06/15/25	1,500	1,582,964
Columbia/HCA Healthcare Corp., Sr. Notes	Ba1	8.36%	04/15/24	2,000	2,247,172
Concentra Operating Corp., Sr. Gtd. Sub. Notes	B3	13.00%	08/15/09	2,317	2,583,455
Coventry Health Care, Inc ., Sr. Notes	Ba3	8.125%	02/15/12	2,800	3,108,000
HCA, Inc., Debs.	Ba1	7.50%	11/15/95	665	636,900
HCA, Inc., Notes	Ba1	7.125%	06/01/06	3,830	4,149,545
HEALTHSOUTH Corp., Sr. Notes(b)(c)	NR	6.875%	06/15/05	1,900	1,819,250
HEALTHSOUTH Corp., Sr. Notes(b)(c)	NR	7.375%	10/01/06	750	714,375
HEALTHSOUTH Corp., Sr. Notes(b)(c)	NR	8.50%	02/01/08	2,000	1,920,000
Magellan Health Services, Inc., Sr. Notes	D	9.375%	11/15/07	5,270	5,533,500
Mariner Health Care, Inc., Sr. Sub. Notes(b)	B3	8.25%	12/15/13	3,400	3,434,000
Medco Health Solutions, Inc., Sr. Notes(b)	Ba1	7.25%	08/15/13	1,475	1,609,151
MedQuest, Inc., Sr. Sub. Notes	B3	11.875%	08/15/12	4,050	4,424,625
NeighborCare, Inc., Sr. Sub. Notes	Ba3	6.875%	11/15/13	2,000	2,035,000
Quintiles Transnational Corp., Sr. Sub. Notes	B3	10.00%	10/01/13	4,625	4,995,000
Res-Care, Inc., Sr. Notes	B2	10.625%	11/15/08	2,400	2,484,000
Select Medical Corp., Sr. Sub. Notes	B2	7.50%	08/01/13	1,705	1,807,300
Select Medical Corp., Sr. Sub. Notes(b)	B2	9.50%	06/15/09	2,415	2,650,463
Senior Housing Properties Trust, Sr. Notes	Ba2	8.625%	01/15/12	4,000	4,360,000
Service Corp. International, Debs.(b)	B1	7.875%	02/01/13	2,000	2,035,000
Service Corp. International, Notes	B1	6.00%	12/15/05	473	482,460
Service Corp. International, Notes	B1	6.50%	03/15/08	2,000	2,055,000
Tenet Healthcare Corp., Sr. Notes	B1	5.375%	11/15/06	2,000	1,970,000
Tenet Healthcare Corp., Sr. Notes(b)	B1	6.375%	12/01/11	810	777,600
Tenet Healthcare Corp., Sr. Notes	B1	6.50%	06/01/12	7,100	6,807,125
Triad Hospitals Holding, Sr. Notes, Ser. B	B1	8.75%	05/01/09	1,800	1,950,750
Triad Hospitals, Inc.(b)	B3	7.00%	11/15/13	2,600	2,619,500
Valeant Pharmaceuticals International, Sr. Notes	B1	7.00%	12/15/11	3,025	3,115,750
Ventas Realty LP, Sr. Notes(b)	Ba3	8.75%	05/01/09	2,000	2,195,000
Ventas Realty LP, Sr. Notes	Ba3	9.00%	05/01/12	4,348	4,826,280

					99,076,564

Industrials — 5.4%
Alliant Techsystems, Inc., Sr. Sub. Notes	B2	8.50%	05/15/11	2,750	3,025,000
Allied Waste of North America, Inc., Sr. Notes(b)	Ba3	6.50%	11/15/10	555	568,875
Allied Waste of North America, Inc., Sr. Notes	Ba3	7.625%	01/01/06	1,250	1,315,625
Allied Waste of North America, Inc., Sr. Notes	Ba3	7.875%	01/01/09	4,560	4,753,800
Allied Waste of North America, Inc., Sr. Notes	Ba3	7.875%	04/15/13	675	730,687
Allied Waste of North America, Inc., Sr. Notes(b)	Ba3	8.50%	12/01/08	8,200	9,122,500
Allied Waste of North America, Inc., Sr. Notes(b)	B2	10.00%	08/01/09	3,810	4,114,800
American Color Graphics, Inc., Notes	B3	10.00%	06/15/10	2,000	2,050,000
AMSTED Industries, Inc., Sr. Notes	B3	10.25%	10/15/11	2,550	2,817,750
Browning-Ferris Industries, Inc., Deb. Notes	Ba3	7.40%	09/15/35	2,000	1,895,000
Case New Holland, Inc., Sr. Notes(b)	Ba3	9.25%	08/01/11	3,425	3,836,000
International Wire Group, Inc., Sr. Sub. Notes(c)	Ca	11.75%	06/01/05	680	418,200
International Wire Group, Inc., Sr. Sub. Notes, Ser. B(c)	Ca	11.75%	06/01/05	160	98,400
Iron Mountain, Inc., Gtd. Notes	B2	8.625%	04/01/13	3,875	4,185,000

SEE NOTES TO FINANCIAL STATEMENTS.

B38

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Industrials (cont’d.)
Johnsondiversey Holdings, Inc., Sr. Disc. Notes, Zero Coupon (until 05/15/07)	B3	10.67%	05/15/13	$2,905	$2,222,325
Joy Global, Inc., Gtd. Notes, Ser. B(b)	B2	8.75%	03/15/12	4,725	5,268,375
Manitowoc Co., Inc., Sr. Sub. Notes(b)	B2	10.50%	08/01/12	4,150	4,725,813
Motors & Gears, Inc., Sr. Notes	Caa1	10.75%	11/15/06	4,000	3,400,000
Rexnord Corp., Gtd. Notes	B3	10.125%	12/15/12	3,575	3,914,625
SPX Corp., Sr. Notes	Ba3	6.25%	06/15/11	1,250	1,284,375
Terex Corp., Sr. Sub. Notes	B3	7.375%	01/15/14	650	664,625
Terex Corp., Sr. Sub. Notes	B3	9.25%	07/15/11	2,825	3,107,500
Terex Corp., Sr. Sub. Notes(b)	B3	10.375%	04/01/11	3,445	3,858,400
Thermadyne Holdings Corp., Deb. Notes, Zero Coupon (until 06/01/03)(c)	C	12.50%	06/01/08	2,375	24
Tyco International Group SA, Notes	Ba2	6.125%	11/01/08	50	53,500
Tyco International Group SA, Notes(b)	Ba2	6.375%	10/15/11	3,475	3,713,906
Tyco International Group SA, Notes (Luxembourg)	Ba2	6.75%	02/15/11	1,600	1,748,000
United Rentals, Inc., Gtd. Notes, Ser. B(b)	B2	9.25%	01/15/09	1,250	1,312,500
United Rentals, Inc., Gtd. Notes, Ser. B	B1	10.75%	04/15/08	1,000	1,125,000
United Rentals, Inc., Sr. Sub. Notes(b)	B2	7.75%	11/15/13	3,150	3,216,937

					78,547,542

Lodging & Leisure — 6.1%
Extended Stay America, Inc., Sr. Sub. Notes(b)	B2	9.875%	06/15/11	3,110	3,483,200
Felcor Lodging LP, Gtd. Notes(b)	B1	9.00%	06/01/11	4,900	5,316,500
Felcor Lodging LP, Gtd. Notes(b)	B1	10.00%	09/15/08	6,170	6,663,600
Felcor Suites LP, Gtd. Notes(b)	B1	7.625%	10/01/07	950	978,500
Hilton Hotels Corp., Notes(b)	Ba1	7.625%	12/01/12	1,550	1,741,812
Hilton Hotels Corp., Sr. Notes	Ba1	7.50%	12/15/17	285	302,813
HMH Properties, Inc., Sr. Gtd. Notes, Ser. B	Ba3	7.875%	08/01/08	5,570	5,792,800
HMH Properties, Inc., Sr. Gtd. Notes, Ser. C	Ba3	8.45%	12/01/08	273	284,603
Host Marriott LP, Sr. Notes(b)	Ba3	7.125%	11/01/13	1,600	1,632,000
Host Marriott LP, Sr. Notes(b)	Ba3	9.50%	01/15/07	6,815	7,581,687
Host Marriott LP, Sr. Notes, Ser. E	Ba3	8.375%	02/15/06	5,175	5,517,844
Intrawest Corp., Sr. Notes	B1	10.50%	02/01/10	6,720	7,425,600
ITT Corp., Debs(b)	Ba1	6.75%	11/15/05	3,030	3,181,500
ITT Corp., Sr. Sub. Notes, Ser. B	Ba1	7.375%	11/15/15	1,250	1,337,500
La Quinta Inns, Inc., Sr. Notes	Ba3	7.40%	09/15/05	1,000	1,042,500
La Quinta Properties, Inc.	Ba3	8.875%	03/15/11	3,725	4,120,781
Regal Cinemas, Inc., Sr. Sub. Notes, Ser. B(b)	B2	9.375%	02/01/12	5,000	5,650,000
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)	Ba2	6.875%	12/01/13	3,125	3,148,437
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b)	Ba2	8.125%	07/28/04	1,185	1,223,513
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)(b)	Ba2	8.75%	02/02/11	1,150	1,299,500
Six Flags, Inc., Sr. Notes(b)	B2	9.50%	02/01/09	1,250	1,309,375
Six Flags, Inc., Sr. Notes	B2	9.625%	06/01/14	2,775	2,899,875
Six Flags, Inc., Sr. Notes(b)	B2	9.75%	06/15/07	4,525	4,745,594
Starwood Hotels & Resorts Worldwide, Inc., Notes	Ba1	7.375%	05/01/07	5,900	6,372,000
Starwood Hotels & Resorts Worldwide, Inc., Notes(b)	Ba1	7.875%	05/01/12	2,235	2,514,375
Vail Resorts, Inc., Gtd. Notes	B2	8.75%	05/15/09	3,500	3,692,500

					89,258,409

Media — 5.5%
Alliance Atlantis, Sr. Sub. Notes (Canada)	B1	13.00%	12/15/09	3,520	4,012,800
American Media Operations, Inc., Gtd. Notes, Ser. B	B2	10.25%	05/01/09	760	810,350
CanWest Media, Inc., Sr. Notes (Canada)	B1	7.625%	04/15/13	1,500	1,642,500
CanWest Media, Inc., Sr. Sub. Notes (Canada)	B2	10.625%	05/15/11	3,000	3,427,500
Dex Media East LLC, Sr. Sub. Notes(b)	B3(g)	12.125%	11/15/12	3,625	4,458,750
Dex Media West LLC, Sr. Sub. Notes(b)	B3	9.875%	08/15/13	10,225	11,886,562
Dex Media, Inc., Notes(b)	Caa1	8.00%	11/15/13	2,825	2,966,250
Entercom Radio LLC, Gtd. Notes	Ba3	7.625%	03/01/14	1,605	1,723,369
Granite Broadcasting Corp., Sec’d. Notes	B3	9.75%	12/01/10	3,500	3,491,250

SEE NOTES TO FINANCIAL STATEMENTS.

B39

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Media (cont’d.)
Gray Television, Inc., Sr. Sub. Notes	B2	9.25%	12/15/11	$4,325	$4,822,375
Moore NA Finance, Inc., Sr. Notes	B1	7.875%	01/15/11	2,300	2,604,750
Morris Publishing Group LLC, Sr. Sub. Notes	Ba3	7.00%	08/01/13	1,300	1,319,500
Phoenix Color Corp., Sr. Sub. Notes	Caa2	10.375%	02/01/09	4,000	3,565,000
PRIMEDIA, Inc., Sr. Notes	B3	8.875%	05/15/11	2,000	2,110,000
Quebecor Media, Inc., Sr. Disc. Notes, Zero Coupon (until 07/15/06) (Canada)	B2	13.75%	07/15/11	3,125	2,753,906
Quebecor Media, Inc., Sr. Notes (Canada)	B2	11.125%	07/15/11	2,900	3,356,750
R.H. Donnelley Finance Corp., Sr. Sub. Notes(b)	B2	10.875%	12/15/12	3,025	3,588,406
Sinclair Broadcast Group, Inc., Gtd. Notes	B2	8.00%	03/15/12	4,600	4,968,000
Sinclair Broadcast Group, Inc., Gtd. Notes(b)	B2	8.75%	12/15/11	2,500	2,775,000
Susquehanna Media Co., Sr. Sub. Notes	B1	7.375%	04/15/13	900	938,250
Vertis, Inc., Gtd. Notes, Ser. B	B3	10.875%	06/15/09	1,700	1,806,250
Vertis, Inc., Sec’d. Notes	B2	9.75%	04/01/09	4,500	4,888,125
Videotron LTEE, Sr. Notes (Canada)(b)	Ba3	6.875%	01/15/14	3,950	4,078,375
Vivendi Universal SA, Sr. Notes (France)	B1	6.25%	07/15/08	2,950	3,123,313

					81,117,331

Metals & Mining — 1.8%
AK Steel Corp., Notes(b)	B3	7.75%	06/15/12	6,970	5,959,350
AK Steel Corp., Sr. Notes	B3	7.875%	02/15/09	2,360	2,070,900
Arch Western Finance LLC, Sr. Notes	Ba2	6.75%	07/01/13	1,335	1,371,712
Armco, Inc., Sr. Notes	B3	9.00%	09/15/07	800	710,000
Century Aluminum Co., First Mtge. Notes	B1	11.75%	04/15/08	3,050	3,400,750
CSN Islands VII Corp., Gtd. Notes (Cayman Islands)	B1	10.75%	09/12/08	3,445	3,798,112
Euramax International, Inc., Sr. Sub. Notes	B2	8.50%	08/15/11	875	934,063
Massey Energy Co., Sr. Notes(b)	Ba3	6.625%	11/15/10	2,700	2,767,500
Sheffield Steel Corp., Sr. Sec’d. Notes	NR	10.00%	04/30/07	962	577,188
Steel Dynamics, Inc., Sr. Notes	B1	9.50%	03/15/09	2,400	2,664,000
UCAR Finance, Inc., Gtd. Notes	B3	10.25%	02/15/12	1,570	1,805,500

					26,059,075

Paper & Forest Products — 2.5%
Boise Cascade Corp., Sr. Notes(b)	Ba2	6.50%	11/01/10	2,400	2,503,582
Cascades, Inc., Sr. Notes (Canada)	Ba1	7.25%	02/15/13	6,385	6,736,175
Georgia-Pacific Corp., Debs.	Ba3	7.70%	06/15/15	1,000	1,040,000
Georgia-Pacific Corp., Debs.	Ba3	7.75%	11/15/29	200	199,500
Georgia-Pacific Corp., Debs.	Ba3	8.625%	04/30/25	2,300	2,380,500
Georgia-Pacific Corp., Notes	Ba3	8.875%	05/15/31	2,960	3,256,000
Georgia-Pacific Corp., Sr. Notes	Ba3	8.125%	05/15/11	270	297,000
Georgia-Pacific Corp., Sr. Notes(b)	Ba2	9.375%	02/01/13	6,235	7,170,250
Louisiana-Pacific Corp., Sr. Notes	Ba1	8.50%	08/15/05	500	540,000
Millar Western Forest Products, Ltd., Sr. Notes	B3	7.75%	11/15/13	3,200	3,320,000
Smurfit-Stone Container Corp., Sr. Notes(b)	B2	8.25%	10/01/12	2,375	2,576,875
Stone Container Corp., Sr. Notes(b)	B2	8.375%	07/01/12	2,000	2,170,000
Stone Container Corp., Sr. Sub Notes	B2	11.50%	08/15/06	1,510	1,585,500
Tembec Industries, Inc., Sr. Notes (Canada)	Ba3	7.75%	03/15/12	2,650	2,636,750

					36,412,132

Retail — 0.2%
Couche-Tard, Sr. Sub. Notes	Ba3	7.50%	12/15/13	3,125	3,273,438

Retail & Supermarkets — 3.8%
Ahold Finance USA, Inc., Notes(b)	B1	8.25%	07/15/10	1,120	1,220,800
Asbury Automotive Group, Inc., Sr. Sub. Notes	B3	8.00%	03/15/14	1,800	1,809,000
AutoNation, Inc., Gtd. Notes	Ba2	9.00%	08/01/08	375	430,313
Delhaize America, Inc., Gtd. Notes	Ba1	8.125%	04/15/11	7,260	8,349,000
Dillards, Inc., Notes, Ser. A	B2	6.43%	08/01/04	1,800	1,822,500
Dominos, Inc., Sr. Sub. Notes	B3	8.25%	07/01/11	1,750	1,874,687

SEE NOTES TO FINANCIAL STATEMENTS.

B40

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)

Retail & Supermarkets (cont’d.)
General Nutrition Center, Inc., Sr. Sub. Notes	B3	8.50%	12/01/10	$2,300		$2,357,500
JC Penney Co., Inc., Deb. Notes	Ba3	7.40%	04/01/37	3,565		3,872,481
JC Penney Co., Inc., Deb. Notes(b)	Ba3	8.00%	03/01/10	2,350		2,693,688
JC Penney Co., Inc., Debs.(b)	Ba3	8.25%	08/15/22	2,075		2,145,031
Pantry, Inc., Sr. Notes	B3	10.25%	10/15/07	2,615		2,706,525
Pathmark Stores, Inc., Gtd. Notes	B2	8.75%	02/01/12	3,000		3,135,000
Pathmark Stores, Inc., Sr. Sub. Notes	B(g)	8.75%	02/01/12	3,000		3,135,000
Rite Aid Corp., Deb. Notes(b)	Caa2	6.875%	08/15/13	1,435		1,377,600
Rite Aid Corp., Deb. Notes(b)	Caa2	7.70%	02/15/27	1,870		1,711,050
Rite Aid Corp., Notes(b)	Caa2	6.875%	12/15/28	2,800		2,359,000
Rite Aid Corp., Sr. Sec’d. Note	B2	8.125%	05/01/10	3,175		3,413,125
Saks, Inc., Gtd. Notes(b)	B1	7.375%	02/15/19	4,500		4,578,750
Sonic Automotive Inc, Sr. Sub. Notes	B2	8.625%	08/15/13	3,400		3,587,000
Sonic Automotive, Inc., Sr. Sub. Notes(b)	B2	8.625%	08/15/13	675		712,125
Winn-Dixie Stores, Inc., Gtd. Notes(b)	Ba2	8.875%	04/01/08	2,775		2,816,625

						56,106,800

Technology — 3.2%
Amkor Technology, Inc., Sr. Notes(b)	B1	9.25%	02/15/08	1,070		1,214,450
Ampex Corp., Sec’d. Notes(c)	NR	12.00%	08/15/08	6,634		331,698
Avaya, Inc., Sec’d. Notes	B2	11.125%	04/01/09	1,000		1,170,000
Flextronics International, Ltd., Sr. Sub. Notes (Singapore)(b)	Ba2	6.50%	05/15/13	3,810		3,943,350
Lucent Technologies, Inc., Debs.(b)	Caa1	6.45%	03/15/29	2,400		1,887,000
Lucent Technologies, Inc., Debs.	Caa1	6.50%	01/15/28	1,325		1,036,813
Lucent Technologies, Inc., Notes(b)	Caa1	5.50%	11/15/08	6,950		6,463,500
ON Semiconductor Corp., Gtd. Notes(b)	Caa1	13.00%	05/15/08	2,230		2,592,375
Sanmina-SCI Corp., Sr. Notes	Ba2	10.375%	01/15/10	1,490		1,743,300
Seagate Technology International, Sr. Notes (Cayman Islands)	Ba2	8.00%	05/15/09	2,000		2,155,000
Unisys Corp., Sr. Notes(b)	Ba1	7.25%	01/15/05	4,100		4,248,625
Unisys Corp., Sr. Notes	Ba1	8.125%	06/01/06	1,760		1,900,800
Xerox Capital Europe PLC, Gtd. Notes (United Kingdom)(b)	B1	5.875%	05/15/04	6,910		6,979,100
Xerox Corp., Sr. Notes(b)	B1	7.125%	06/15/10	3,500		3,745,000
Xerox Corp., Sr. Notes(b)	B1	7.625%	06/15/13	5,575		6,021,000
Xerox Corp., Sr. Notes(b)	B1	9.75%	01/15/09	1,195		1,398,150

						46,830,161

Telecommunications — 8.5%
ACC Escrow Corp., Sr. Notes(b)	B2	10.00%	08/01/11	4,700		5,240,500
American Tower Corp., Sr. Notes(b)	Caa1	9.375%	02/01/09	6,650		7,082,250
AT&T Broadband Corp., Notes	Baa3	8.375%	03/15/13	100	(i)	122
Bestel SA de CV, Sr. Disc. Notes (Mexico)(c)	NR	12.75%	05/15/05	900		90,000
Cellnet Data Systems, Inc., Sr. Disc. Notes (cost $2,739,518; purchased 01/26/99)(c)(e)(f)	NR	14.00%	10/01/07	3,680		37
Cincinnati Bell, Inc., Sr. Sub. Notes(b)	B3	8.375%	01/15/14	3,000		3,225,000
Crown Castle International Corp., Sr. Notes(b)	B3	7.50%	12/01/13	4,250		4,271,250
Crown Castle International Corp., Sr. Notes	B3	7.50%	12/01/13	1,000		1,005,000
Crown Castle International Corp., Sr. Notes(b)	B3	10.75%	08/01/11	3,465		3,898,125
Dobson Communications Corp., Sr. Notes	B3	8.875%	10/01/13	4,000		4,050,000
Dobson Communications Corp., Sr. Notes(b)	B3	10.875%	07/01/10	400		436,000
Eircom Funding, Sr. Sub. Notes (Ireland)	B1	8.25%	08/15/13	4,300		4,762,250
Empresa Brasileira, Gtd. Notes (Brazil)(b)	B2	11.00%	12/15/08	620		637,050
MCI Communications Corp., Debs.(c)	NR	7.125%	06/15/27	500		402,500
MCI Communications Corp., Debs.(b)(c)	NR	7.75%	03/15/24	2,050		1,650,250
MCI Communications Corp., Debs.(b)(c)	NR	7.75%	03/23/25	4,225		3,401,125
MCI Communications Corp., Debs.(b)(c)	NR	8.25%	01/20/23	4,625		3,723,125
MCI Communications Corp., Sr. Notes(c)	NR	6.95%	08/15/06	1,300		1,046,500
Nextel Communications, Inc., Sr. Notes(b)	B2	7.375%	08/01/15	10,550		11,341,250

SEE NOTES TO FINANCIAL STATEMENTS.

B41

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Telecommunications (cont’d.)
Nextel Communications, Inc., Sr. Notes(b)	B2	9.375%	11/15/09	$5,770	$6,289,300
Nextel Communications, Inc., Sr. Notes	B2	9.50%	02/01/11	4,160	4,700,800
Nextel Partners, Inc., Sr. Notes(b)	Caa1	8.125%	07/01/11	5,875	6,256,875
Qwest Capital Funding, Inc., Gtd. Notes(b)	Caa2	5.875%	08/03/04	5,175	5,187,938
Qwest Capital Funding, Inc., Gtd. Notes	Caa2	7.00%	08/03/09	2,400	2,382,000
Qwest Capital Funding, Inc., Gtd. Notes	Caa2	7.25%	02/15/11	3,325	3,275,125
Qwest Services Corp., Sr. Sec’d. Notes	CCC+	13.50%	12/15/10	16,085	19,543,275
Rogers Wireless Communications, Inc., Sec’d. Notes	Ba3	9.625%	05/01/11	1,300	1,553,500
SBA Communications Corp., Sr. Disc. Notes, Zero Coupon (until 12/15/07)	NR	9.75%	12/15/11	2,900	2,044,500
SBA Communications Corp., Sr. Notes(b)	Caa2	10.25%	02/01/09	4,400	4,323,000
Telus Corp., Notes (Canada)	Ba1	8.00%	06/01/11	3,560	4,162,662
Tritel PCS, Inc., Gtd. Notes	Baa2	10.375%	01/15/11	3,167	3,789,157
Triton PCS, Inc., Gtd. Notes	B2	8.50%	06/01/13	3,010	3,235,750
U.S. West Communications, Inc., Debs.	B2	7.50%	06/15/23	2,000	2,000,000

					125,006,216

Transportation — 3.3%
American Axle & Manufacturing, Inc., Gtd. Notes	Ba1	9.75%	03/01/09	3,940	4,166,550
AMR Corp., Deb. Notes	Caa2	10.00%	04/15/21	1,695	1,288,200
AMR Corp., M.T.N.	B	10.40%	03/15/11	1,000	800,000
AMR Corp., M.T.N.	B	10.55%	03/12/21	1,425	1,097,250
AMR Corp., Notes	Caa2	10.40%	03/10/11	1,000	800,000
ArvinMeritor, Inc., Notes(b)	Baa3	8.75%	03/01/12	5,650	6,469,250
Calair Capital Corp., Gtd. Notes	Caa2	8.125%	04/01/08	1,978	1,720,860
Continental Airlines, Inc., Pass-thru Certs., Ser. 01-1, Class B	Ba1	7.373%	12/15/15	1,417	1,230,900
Continental Airlines, Inc., Pass-thru Certs., Ser. 98-1, Class B	Ba2	6.748%	03/15/17	1,783	1,471,697
Continental Airlines, Inc., Pass-thru Certs., Ser. 99-1, Class B	Ba2	6.795%	02/02/20	969	818,090
Continental Airlines, Inc., Pass-thru Certs., Ser. 99-2, Class B	Ba2	7.566%	03/15/20	898	756,870
Delta Air Lines, Inc., Debs.	B3	10.375%	12/15/22	1,280	923,200
Delta Air Lines, Inc., Notes	B3	7.70%	12/15/05	2,765	2,609,469
Delta Air Lines, Inc., Notes	B3	7.90%	12/15/09	175	141,531
Delta Air Lines, Inc., Pass-thru Certs., Ser. 93, Class A-2	B1	10.50%	04/30/16	2,000	1,582,240
Delta Air Lines, Inc., Sr. Notes	B3	8.30%	12/15/29	2,105	1,391,931
Delta Air Lines, Inc., Sr. Notes	B	10.00%	08/15/08	175	149,844
Holt Group, Inc., Sr. Notes(c)	NR	9.75%	01/15/06	800	23,000
Kansas City Southern Railway, Sr. Notes	Ba3	7.50%	06/15/09	2,750	2,818,750
Lear Corp., Gtd. Notes, Ser. B	Ba1	7.96%	05/15/05	1,275	1,364,250
Navistar International Corp., Sr. Notes, Ser. B	Ba3	9.375%	06/01/06	1,300	1,434,875
Northwest Airlines, Inc., Gtd. Notes	Caa1	8.70%	03/15/07	1,000	875,000
Northwest Airlines, Inc., Gtd. Notes	Caa1	8.875%	06/01/06	350	317,625
Northwest Airlines, Inc., Gtd. Notes	Caa1	9.875%	03/15/07	1,000	910,000
Offshore Logistics, Inc., Gtd. Notes	Ba2	6.125%	06/15/13	4,200	4,116,000
Standyne Automotive Corp., Sr. Sub. Notes, Ser. B	Caa1	10.25%	12/15/07	1,180	1,156,400
Stena AB, Sr. Notes (Sweden)	Ba3	7.50%	11/01/13	3,175	3,270,250
Stena AB, Sr. Notes (Sweden)	Ba3	9.625%	12/01/12	1,600	1,804,000
Trism, Inc., Gtd. Notes(c)	NR	12.00%	02/15/05	1,305	6,523
TRW Automotive, Sr. Notes	B1	9.375%	02/15/13	2,700	3,084,750

					48,599,305

Utilities — 9.3%
AES Corp., Sec’d. Notes(b)	B2	8.75%	05/15/13	9,300	10,392,750
AES Corp., Sr. Notes(b)	B3	9.375%	09/15/10	9,200	10,200,500
AES Corp., Sr. Notes(b)	B3	9.50%	06/01/09	1,325	1,469,094
AES Drax Holdings, Ltd., Sr. Sec’d. Bond, Ser B. (Cayman Islands)	Caa2	10.41%	12/31/20	10,295	8,853,700
AES Eastern Energy LP, Ser. 99-A	Ba1	9.00%	01/02/17	3,193	3,531,490
Aquila, Inc., Sr. Notes	Caa1	6.875%	10/01/04	1,600	1,600,000
Aquila, Inc., Sr. Notes	Caa1	7.625%	11/15/09	475	466,688

SEE NOTES TO FINANCIAL STATEMENTS.

B42

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

CORPORATE BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Utilities (cont’d.)
Aquila, Inc., Sr. Notes	Caa1	9.95%	02/01/11	$3,635	$3,880,362
Beaver Valley II Funding Corp., Debs.	Baa3	9.00%	06/01/17	4,000	4,597,680
Calpine Canada Energy Finance, Gtd. Notes (Canada)	Caa1	8.50%	05/01/08	2,500	1,993,750
Calpine Corp., Sr. Notes(b)	Caa1	8.50%	02/15/11	9,140	7,232,025
Calpine Corp., Sr. Notes(b)	Caa1	8.75%	07/15/07	5,000	4,100,000
Calpine Corp., Sr. Sec’d. Notes(b)	B(g)	8.75%	07/15/13	3,025	2,949,375
CMS Energy Corp., Sr. Notes(b)	B3	8.50%	04/15/11	2,580	2,786,400
CMS Energy Corp., Sr. Notes	B3	9.875%	10/15/07	2,725	3,038,375
Cogentrix Energy, Inc., Gtd. Notes, Ser. B	B1	8.75%	10/15/08	700	705,250
Cogentrix Energy, Inc., Sr. Notes	B1	8.10%	03/15/04	938	935,655
Dynegy Holdings, Inc., Debs.	Caa2	7.125%	05/15/18	675	578,812
Dynegy Holdings, Inc., Debs.	Caa2	7.625%	10/15/26	1,425	1,230,844
Dynegy Holdings, Inc., Sr. Notes(b)	Caa2	6.875%	04/01/11	1,210	1,114,712
Dynegy Holdings, Inc., Sr. Notes(b)	Caa2	8.75%	02/15/12	6,365	6,420,694
Dynegy Holdings, Inc., Sr. Sec’d. Notes(b)	B3	10.125%	07/15/13	2,705	3,110,750
Edison Mission Energy, Sr. Notes(b)	B2	7.73%	06/15/09	6,375	6,072,187
Edison Mission Energy, Sr. Notes	B2	9.875%	04/15/11	750	780,000
Empresa Nacional de Electricidad SA, Notes (Chile)(b)	Ba2	8.35%	08/01/13	5,250	5,901,751
Empresa Nacional de Electricidad SA, Notes (Chile)	Ba2	8.625%	08/01/15	4,700	5,354,714
Homer City Funding LLC, Gtd. Notes	Ba2	8.137%	10/01/19	2,125	2,284,375
Midland Funding II, Debs.	Ba3	13.25%	07/23/06	2,875	3,363,750
Midland Funding II Corp., Debs.	Ba3	11.75%	07/23/05	5,943	6,418,576
Midwest Generation LLC, Pass-thru Certs., Ser. A	B2	8.30%	07/02/09	1,640	1,709,761
Mirant Americas Generation LLC, Sr. Notes(b)(c)	Caa3	7.20%	10/01/08	1,050	887,250
Mission Energy Holding Co., Sr. Sec’d. Notes	Caa2	13.50%	07/15/08	1,215	1,190,700
NRG Energy, Inc.(b)	B2	8.00%	12/15/13	4,900	5,151,125
Orion Power Holdings, Inc., Sr. Notes	B2	12.00%	05/01/10	5,055	6,141,825
Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. B	B1	9.237%	07/02/17	1,791	1,828,661
Reliant Energy Mid-Atlantic Power, Pass-thru Certs., Ser. C	B1	9.681%	07/02/26	250	255,224
Reliant Resources, Inc., Sr. Sec’d. Note(b)	B1	9.50%	07/15/13	3,900	4,173,000
Westar Energy, Inc., First Mtge. Notes	Ba1	7.875%	05/01/07	2,205	2,464,088
York Power Funding, Sr. Sec’d. Notes (Cayman Islands) (cost $2,518,597; purchased 07/31/98)(c)(e)(f)	D	12.00%	10/30/07	2,519	1,763,018

					136,928,911

TOTAL CORPORATE BONDS (cost $1,240,416,828)					1,318,278,149

CONVERTIBLE BONDS — 0.8%
Nortel Networks Corp., (Canada)(b)	B3	4.25%	09/01/08	3,810	3,605,213
Solectron Corp.	B1	zero coupon	11/20/20	4,650	2,638,875
Tyco International Group SA (Luxembourg)	Ba2	2.75%	01/15/18	2,950	3,764,937
Tyco International Group SA (Luxembourg)	Ba2	3.125%	01/15/23	1,650	2,256,375

TOTAL CONVERTIBLE BONDS (cost $9,995,344)					12,265,400

FOREIGN GOVERNMENT OBLIGATIONS — 2.3%
Federal Republic of Brazil (Brazil)	B2	8.00%	04/15/14	1,453	1,429,524
Federal Republic of Brazil (Brazil)(b)	B2	9.25%	10/22/10	3,500	3,762,500
Federal Republic of Brazil (Brazil)	B2	10.00%	08/07/11	1,920	2,121,600
Federal Republic of Brazil (Brazil)	B2	11.00%	08/17/40	3,485	3,824,788
Federal Republic of Colombia (Colombia)	Ba2	9.75%	04/23/09	5,255	5,767,362
Federal Republic of Colombia (Colombia)	Ba2	10.00%	01/23/12	1,852	2,027,940
Federal Republic of El Salvador (El Salvador)	Baa3	7.75%	01/24/23	3,015	3,173,288
Federal Republic of Panama (Panama)	Ba1	9.625%	02/08/11	5,000	5,775,000

SEE NOTES TO FINANCIAL STATEMENTS.

B43

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

FOREIGN GOVERNMENT OBLIGATIONS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Republic of Venezuela, (Venezuela)(b)	Caa1	10.75%	09/19/13	$4,000	$4,270,000
Republic of Venezuela, (Venezuela)	B-	10.75%	09/19/13	1,100	1,174,250

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (cost $30,259,149)					33,326,252

				Shares
COMMON STOCKS — 0.5%
Adelphia Business Solutions, Inc. (Class “B” Stock)(a)(c)				25,755	232
Birch Telecom, Inc.(a)				15,652	157
Classic Communications, Inc.(a)(e)				6,000	60
GenTek, Inc.(a)				7,489	265,108
IMPSAT Fiber Networks, Inc., (Argentina)(a)				29,831	228,207
Kaiser Group Holdings, Inc., 7.00%(a)				47,054	1,052,833
Link Energy LLC(a)				31,915	215,426
NTL, Inc.(a)				30,930	2,157,368
Premier Cruises, Ltd., (cost $0; purchased 09/15/99)(a)(e)(f)				74,058	74
PSF Group Holdings, Inc.(a)(e)				220	330,375
RCN Corp.(a)				156	125
Samuels Jewelers, Inc.(a)				36,825	829
Sheffield Steel Corp.(a)				135,158	540,632
Star Gas Partners LP				2,561	62,616
Stellex Technologies, Inc.(a)(e)				859	1
Systems Holding, Inc.(a)(e)				29,402	294
Trism, Inc.(a)				82,628	41
UnitedGlobalCom, Inc., (Class “A” Stock)				212,736	1,804,003
York Research Corp.(a)(e)				4,155	0

TOTAL COMMON STOCKS (cost $18,295,311)					6,658,381

PREFERRED STOCKS — 1.8%
Adelphia Communications Corp., PIK, 13.00%				5,000	75,000
AmeriKing, Inc., PIK, 13.00%				36,672	367
CSC Holdings, Inc., 11.125%				55,454	5,822,670
Dobson Communications Corp., PIK, 12.25%				3,045	3,242,925
Eagle-Picher Holdings, Inc., 11.75%				170	1,241,000
Electronic Retailing Systems International, (cost $0; purchased 09/09/97)(e)(f)				1,046	10
Eott Energy Partners LP, Sr. Notes, PIK, 10.00%				277,806	273,639
Global Crossing Holdings, Ltd., PIK, 7.00%				17,103	171
Kaiser Government Programs, Inc., 7.00%(e)				39,057	391
Kaiser Group Holdings, Inc., 7.00%				24,882	1,281,423
McLeodUSA, Inc., 2.50%				18,063	137,640
New Millenium Homes, 10.00%(e)				3,000	30
NTL Europe, Inc., 10.00%				14	105
Paxon Communications, Inc., PIK, 13.25%				1,035	9,522,000
PRIMEDIA, Inc., 10.00%				20,918	2,049,964
TVN Entertainment Corp., 14.00%(e)				160,625	353,375
World Access, Inc., 13.25%, (cost $2,000,000; purchased 02/11/00)(e)(f)				1,435	1
Xerox Corp., 6.25%				16,920	2,195,370

TOTAL PREFERRED STOCKS (cost $34,283,259)					26,196,081

WARRANTS(a)			Expiration Date	Units
Allegiance Telecommunications, Inc.			02/03/08	3,800	475
Asia Pulp & Paper, Ltd., (cost $0; purchased 03/09/00)(f)			03/15/05	1,295	0
Bell Technology Group, Ltd.			05/01/05	1,250	13
Bestel SA de CV, (Mexico)			05/15/05	2,500	0
Electronic Retailing Systems(e)			02/01/04	2,000	20
GenTek, Inc.			10/31/06	14,423	144
GenTek, Inc.			10/31/08	7,516	75

SEE NOTES TO FINANCIAL STATEMENTS.

B44

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

WARRANTS (Continued)	Expiration Date	Units	Value (Note 2)
GenTek, Inc.	10/31/10	3,671	$37
GT Group Telecommunication, Inc., (Canada)	02/01/10	3,050	763
HF Holdings, Inc.(e)	09/27/09	18,093	18
ICG Communications, Inc.	10/15/05	20,790	208
McLeodUSA, Inc.	04/16/07	40,027	20,414
MGC Communications, Inc.	10/01/04	1,950	115
National Restaurant Enterprises Holdings, Inc.	05/15/08	250	0
Price Communications Corp.	08/01/07	6,880	248,010
Primus Telecommunications Group	08/01/04	1,500	1,875
Star Choice Communications, Inc., (cost $0; purchased 12/18/97)(f)	12/15/05	69,480	277,920
Sterling Chemical Holdings, Inc.	08/15/08	560	0
Tellus Corp.(e)	09/15/05	42,866	33
Verado Holdings, Inc., Ser. B	04/15/08	1,175	464
Versatel Telecommunications	05/15/08	2,000	20
Viasystems Group, Inc.(e)	01/31/10	45,109	0
Wam!Net, Inc.	03/01/05	3,000	30
XM Satellite Radio, Inc.	03/03/10	5,005	51

TOTAL WARRANTS (cost $3,101,736)			550,685

RIGHT
Netia Holdings BV
(cost $0)		302,168	322,924

TOTAL LONG-TERM INVESTMENTS (cost $1,336,351,627)			1,397,597,872

SHORT-TERM INVESTMENT — 28.6%	Shares
MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series, (Note 4)(d) (cost $419,462,644)	419,462,644	419,462,644

TOTAL INVESTMENTS — 123.9% (cost $1,755,814,271; Note 6)		1,817,060,516
LIABILITIES IN EXCESS OF OTHER ASSETS — (23.9)%		(350,373,328)

TOTAL NET ASSETS — 100%		$1,466,687,188

The following abbreviations are used in portfolio descriptions:

CBO	Collateralized Bond Obligation
L.P.	Limited Partnership
M.T.N.	Medium Term Note
NR	Not rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $362,328,575; cash collateral of $377,052,545 was received with which the portfolio purchased securities.

(c)	Represents issuer in default on interest payments, non-income producing security.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities of loan.

(e)	Indicates a fair valued security.

(f)	Indicates a restricted security; the aggregate cost of the restricted securities is $12,895,851. The aggregate value, $8,159,935 is approximately 0.6% of net assets.

(g)	Standard & Poor’s rating.

(h)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(i)	Amount is actual; not rounded to thousands.

SEE NOTES TO FINANCIAL STATEMENTS.

B45

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS	Shares	Value (Note 2)
Automobiles — 0.9%
Harley-Davidson, Inc.(b)	357,300	$16,982,469

Beverages — 0.8%
Anheuser-Busch Companies, Inc.	275,600	14,518,608

Biotechnology — 7.1%
Amgen, Inc.(a)	928,300	57,368,940
Genentech, Inc.(a)(b)	376,900	35,266,533
Gilead Sciences, Inc.(a)(b)	452,100	26,285,094
MedImmune, Inc.(a)	451,200	11,460,480

		130,381,047

Capital Markets — 5.2%
Goldman Sachs Group, Inc.(b)	354,600	35,009,658
Merrill Lynch & Co., Inc.	544,000	31,905,600
State Street Corp.	545,900	28,430,472

		95,345,730

Commercial Services & Supplies — 1.0%
Apollo Group, Inc. (Class “A” Stock)(a)(b)	279,700	19,019,600

Communications Equipment — 4.4%
Cisco Systems, Inc.(a)(b)	2,762,900	67,110,841
Motorola, Inc.	290,800	4,091,556
Nokia Oyj, ADR (Finland)(a)(b)	324,100	5,509,700
QUALCOMM, Inc.	100,900	5,441,537

		82,153,634

Computers & Peripherals — 6.4%
Dell, Inc.(a)	1,244,900	42,276,804
EMC Corp.(a)(b)	1,937,600	25,033,792
Hewlett-Packard Co.	809,900	18,603,403
International Business Machines Corp.	357,000	33,086,760

		119,000,759

Consumer Finance — 2.6%
American Express Co.(b)	982,000	47,361,860

Diversified Financials — 2.4%
Citigroup, Inc.(b)	898,700	43,622,898

Electronic Equipment & Instruments — 1.9%
Agilent Technologies, Inc.(a)	1,214,000	35,497,360

Energy Equipment & Services — 3.0%
BJ Services Co.(a)	501,000	17,985,900
Schlumberger Ltd.(b)	680,000	37,209,600

		55,195,500

Food & Staples Retailing — 4.0%
Costco Wholesale Corp.(a)	493,200	18,337,176
Wal-Mart Stores, Inc.	678,200	35,978,510
Whole Foods Market, Inc.(a)(b)	282,900	18,991,077

		73,306,763

Health Care Equipment & Supplies — 1.5%
Alcon, Inc. (Switzerland)(b)	88,000	5,327,520
Medtronic, Inc.	444,400	21,602,284

		26,929,804

Health Care Providers & Services — 0.5%
Caremark Rx, Inc.(a)(b)	357,700	9,060,541

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hotels Restaurants & Leisure — 3.7%
Marriott International, Inc. (Class “A” Stock)	198,700	$9,179,940
McDonald’s Corp.	887,300	22,031,659
Starbucks Corp.(a)	1,092,700	36,124,662

		67,336,261

Household Durables — 0.2%
Harman International Industries, Inc.	56,600	4,187,268

Household Products — 0.9%
Procter & Gamble Co. (The)(b)	161,500	16,130,620

Industrial Conglomerates — 3.5%
3M Co.	219,700	18,681,091
General Electric Co.	1,489,300	46,138,514

		64,819,605

Insurance — 1.5%
American International Group, Inc.(b)	424,537	28,138,312

Internet & Catalog Retail — 2.3%
eBay, Inc.(a)(b)	386,800	24,983,412
InterActiveCorp(a)(b)	538,700	18,278,091

		43,261,503

Internet Software & Services — 1.5%
Yahoo!, Inc.(a)(b)	605,800	27,363,986

Media — 6.0%
Clear Channel Communications, Inc.	406,300	19,027,029
Hughes Electronics Corp.(a)(b)	718,503	11,891,226
Univision Communications, Inc. (Class “A” Stock)(a)(b)	727,500	28,874,475
Viacom, Inc. (Class “B” Stock)	1,163,219	51,623,659

		111,416,389

Oil & Gas — 2.0%
Total SA (France)(a)	193,780	36,028,174

Personal Products — 1.0%
Avon Products, Inc.	281,900	19,025,431

Pharmaceuticals — 9.2%
Allergan, Inc.(b)	231,200	17,758,472
AstraZeneca PLC, ADR (United Kingdom)(b)	455,300	22,027,414
Forest Laboratories, Inc.(a)	170,400	10,530,720
Novartis AG, ADR (Switzerland)(a)	480,800	22,063,912
Pfizer, Inc.	1,262,191	44,593,208
Roche Holdings Group, ADR (Switzerland)(a)	260,800	26,306,687
Teva Pharmaceutical Industries Ltd., ADR (Israel)(b)	472,200	26,778,477

		170,058,890

Semiconductor Equipment & Products — 10.8%
Altera Corp.(a)	951,600	21,601,320
AMIS Holdings, Inc.(a)	273,000	4,990,440
Analog Devices, Inc.	334,400	15,265,360

SEE NOTES TO FINANCIAL STATEMENTS.

B46

JENNISON PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductor Equipment & Products (cont’d.)
Applied Materials, Inc.(a)	501,500	$11,258,675
Intel Corp.(b)	2,050,200	66,016,440
KLA-Tencor Corp.(a)(b)	476,800	27,973,856
Marvell Technology Group Ltd. (Bermuda)(a)(b)	122,300	4,638,839
Texas Instruments, Inc.	1,612,400	47,372,312

		199,117,242

Software — 6.7%
Electronic Arts, Inc.(a)(b)	395,700	18,906,546
Microsoft Corp.	2,040,300	56,189,862
PeopleSoft, Inc.(a)	656,500	14,968,200
SAP AG, ADR (Germany)(a)(b)	805,300	33,468,254

		123,532,862

Specialty Retail — 5.5%
Bed Bath & Beyond, Inc.(a)	1,000,800	43,384,680
CarMax, Inc.(a)	56,500	1,747,545
Lowe’s Companies, Inc. (The)(b)	344,900	19,104,011
Tiffany & Co.(b)	844,000	38,148,800

		102,385,036

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Wireless Telecommunication Services — 1.4%
Vodafone Group PLC, ADR (United Kingdom)(b)	1,062,000	$26,592,480

TOTAL LONG-TERM INVESTMENTS (cost $1,553,767,274)		1,807,770,632

SHORT-TERM INVESTMENT — 29.7%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $548,869,541; Note 4)(c)	548,869,541	548,869,541

TOTAL INVESTMENTS — 127.6% (cost $2,102,636,815; Note 6)		2,356,640,173
LIABILITIES IN EXCESS OF OTHER ASSETS — (27.6)%		(509,935,538)

NET ASSETS — 100%		$1,846,704,635

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $478,549,044; cash collateral of $495,524,246 was received with which the portfolio purchased securities.

(c)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

B47

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 95.1%	Shares	Value (Note 2)
COMMON STOCKS — 93.1%
Aerospace & Defense — 2.1%
Northrop Grumman Corp.	22,400	$2,141,440

Biotechnology — 5.7%
Amgen, Inc.(a)	44,700	2,762,460
Genentech, Inc.(a)	33,500	3,134,595

		5,897,055

Capital Markets — 7.0%
Lehman Brothers Holdings, Inc.	25,100	1,938,222
Merrill Lynch & Co., Inc.	45,600	2,674,440
State Street Corp.	51,100	2,661,288

		7,273,950

Communications Equipment — 2.9%
Cisco Systems, Inc.(a)	123,800	3,007,102

Computers & Peripherals — 1.8%
Hewlett-Packard Co.	82,900	1,904,213

Consumer Finance — 2.9%
American Express Co.	62,100	2,995,083

Diversified Financials — 2.6%
Citigroup, Inc.	55,700	2,703,678

Diversified Telecommunication Services — 1.6%
SBC Communications, Inc.	64,500	1,681,515

Electronic Equipment & Instruments — 2.9%
Agilent Technologies, Inc.(a)	103,300	3,020,492

Energy Equipment & Services — 10.5%
BJ Services Co.(a)	83,100	2,983,290
ENSCO International, Inc.(a)	85,200	2,314,884
Rowan Cos., Inc.	100,000	2,317,000
Schlumberger, Ltd.	61,500	3,365,280

		10,980,454

Food & Drug Retailing — 2.8%
Kroger Co.(a)	157,700	2,919,027

Hotels, Restaurants & Leisure — 2.6%
Starbucks Corp.(a)	80,100	2,648,106

Industrial Conglomerates — 5.0%
General Electric Co.	88,800	2,751,024
Tyco International, Ltd. (Bermuda)	93,400	2,475,100

		5,226,124

Insurance — 5.7%
Allstate Corp.	27,900	1,200,258
Hartford Financial Services Group, Inc.	24,000	1,416,720
XL Capital, Ltd. (Cayman Islands) (Class “A” Stock)	43,000	3,334,650

		5,951,628

Media — 8.9%
Knight-Ridder, Inc.	10,900	843,333
Liberty Media Corp. (Class “A” Stock)(a)	200,100	2,379,189
Univision Communications, Inc. (Class “A” Stock)(a)	76,900	3,052,161
Viacom, Inc. (Class “B” Stock)	66,400	2,946,832

		9,221,515

LONG-TERM INVESTMENTS (Continued)	Shares	Value (Note 2)
COMMON STOCKS (cont’d.)
Office Electronics — 4.0%
Xerox Corp.(a)	302,100	$4,168,980

Paper & Forest Products — 3.9%
Boise Cascade Corp.	51,800	1,702,148
Georgia-Pacific Corp.	78,300	2,401,461

		4,103,609

Pharmaceuticals — 1.6%
Novartis AG, ADR (Switzerland)	37,000	1,697,930

Semiconductor Equipment & Products — 6.4%
Intel Corp.	82,600	2,659,720
International Rectifier Corp.(a)	30,600	1,511,946
Texas Instruments, Inc.	85,300	2,506,114

		6,677,780

Software — 3.5%
Electronic Arts, Inc.(a)	23,700	1,132,386
Microsoft Corp.	91,200	2,511,648

		3,644,034

Specialty Retail — 5.2%
Bed Bath & Beyond, Inc.(a)	61,000	2,644,350
Tiffany & Co.	61,000	2,757,200

		5,401,550

Tobacco — 3.5%
Altria Group, Inc.	67,400	3,667,908

TOTAL COMMON STOCKS (cost $82,003,719)		96,933,173

PREFERRED STOCK — 2.0%
Media
News Corp. Ltd., ADR (Australia) (cost $1,546,713)	69,800	2,111,450

TOTAL LONG-TERM INVESTMENTS (cost $83,550,432)		99,044,623

SHORT-TERM INVESTMENTS — 5.1%
Mutual Fund — 5.0%
Dryden Core Investment Fund—Taxable Money Market Series (Note 4)	5,222,603	5,222,603

	Principal Amount (000)
Repurchase Agreement — 0.1%
State Street Bank & Trust Company, 0.50%, 1/2/04(b)	$86	85,507

TOTAL SHORT-TERM INVESTMENTS (cost $5,308,110)		5,308,110

TOTAL INVESTMENTS — 100.2% (cost $88,858,542; Note 6)		104,352,733
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.2)%		(162,413)

NET ASSETS — 100%		$104,190,320

The following abbreviation is used in portfolio descriptions:

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $85,509 due 1/2/04. The value of the collateral including accrued interest was $93,446. Collateralized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B48

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Bank Notes — 1.8%
American Express Centurion Bank(a)	1.11%	01/29/04	$17,000	$16,999,447

Certificates of Deposit — 28.9%
Banco Bilbao Vizcaya	1.20%	08/27/04	15,000	15,000,000
BNP Paribas SA	1.10%	03/03/04	10,000	10,000,000
BNP Paribas SA	1.33%	04/13/04	20,000	20,000,000
BNP Paribas SA	1.15%	07/22/04	10,000	9,999,443
Citibank NA	1.09%	02/05/04	25,000	25,000,928
Credit Agricole Indosuez	1.23%	08/04/04	15,000	14,999,111
Credit Agricole Indosuez	1.44%	10/27/04	15,000	15,000,000
Danske Bank	1.32%	08/11/04	11,000	11,004,710
HBOS Treasury Services PLC	1.12%	02/23/04	48,000	48,000,000
Natexis Banque Populaires	1.10%	03/17/04	17,000	17,000,000
Royal Bank of Scotland PLC	1.07%	01/12/04	20,000	20,000,228
Toronto Dominion	1.345%	04/16/04	20,000	20,011,513
Wells Fargo Bank NA	1.08%	01/12/04	14,000	13,999,979
Wells Fargo Bank NA	1.05%	01/30/04	30,000	29,999,879

				270,015,791

Commercial Paper — 32.6%
Alliance & Leicester PLC	1.09%	03/19/04	6,000	5,985,830
Amsterdam Funding Corp.	1.09%	01/15/04	5,766	5,763,556
Aventis SA	1.10%	01/28/04	14,590	14,577,963
Danske Bank	1.10%	02/23/04	3,100	3,094,980
Falcon Asset Securitization Corp.	1.08%	01/27/04	41,355	41,322,743
Long Lane Master Trust IV	1.12%	01/20/04	1,000	999,409
Long Lane Master Trust IV	1.12%	03/25/04	5,043	5,029,821
Market Street Funding Corp.	1.10%	01/29/04	4,539	4,535,117
J.P. Morgan Chase & Co.	1.09%	01/28/04	22,000	21,982,015
Natexis Banque Populaires	1.11%	02/20/04	30,000	29,953,750
Nationwide Building Society	1.09%	03/05/04	15,000	14,970,933
New Center Asset Trust	1.10%	02/25/04	4,000	3,993,278
New Center Asset Trust	1.10%	03/19/04	5,000	4,988,137
Nordea North America, Inc.	1.08%	01/22/04	1,670	1,668,948
Nyala Funding LLC	1.16%	02/18/04	7,000	6,989,173
Old Line Funding	1.09%	01/15/04	20,000	19,991,522
Park Granada LLC	1.12%	01/16/04	4,382	4,379,955
Prudential PLCx	1.09%	03/05/04	15,000	14,970,933
Sheffield Receivables Corp.	1.09%	01/26/04	20,000	19,984,861
Spintab/Swedmortgage AB	1.09%	03/16/04	31,000	30,929,604
Stadshypotek Delaware	1.10%	02/19/04	48,000	47,928,134

				304,040,662

Loan Participation — 0.7%
Countrywide Homes Loan, Inc.	1.15%	01/23/04	3,000	3,000,000
Countrywide Homes Loan, Inc.	1.15%	01/30/04	4,000	4,000,000

				7,000,000

Other Corporate Obligations — 22.4%
American Express Credit Corp.	1.20%	01/05/04	8,000	8,000,000
GE Capital Assurances Co. (cost $8,000,000; purchased 7/17/2003)(a)(b)	1.229%	01/22/04	8,000	8,000,000
General Electric Capital Corp.(a)	1.25%	01/09/04	15,000	15,000,000
General Electric Capital Corp.(a)	1.23%	01/19/04	24,000	24,000,000
Goldman Sachs Group, LP(a)	1.312%	03/15/04	45,000	45,000,000
Merrill Lynch & Co., Inc.(a)	1.28%	01/02/04	19,000	19,007,213
Merrill Lynch & Co., Inc.(a)	1.295%	01/12/04	28,000	28,000,000
Metropolitan Life Insurance (cost $9,000,000; purchased 9/26/2002)(a)(b)	1.242%	01/02/04	9,000	9,000,000
Metropolitan Life Insurance (cost $9,000,000; purchased 2/05/2003)(a)(b)	1.26%	02/09/04	9,000	9,000,000
J.P. Morgan Chase & Co.	1.282%	01/15/04	25,000	25,000,000
Pacific Life Insurance (cost $7,000,000; purchased 12/16/2003)(a)(b)	1.288%	03/16/04	7,000	7,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

B49

MONEY MARKET PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
Other Corporate Obligations (cont’d.)
Royal Bank of Canada	1.15%	01/12/04	$5,000	$5,000,000
Travelers Insurance Co. (cost $7,000,000; purchased 6/30/2003)(a)(b)	1.23%	01/08/04	7,000	7,000,000

				209,007,213

Repurchase Agreement — 1.3%
Greenwich Capital Management(c)	1.01%	01/02/04	11,738	11,738,000

U.S. Government Obligations — 12.0%
Federal Home Loan Bank	1.25%	07/02/04	15,000	15,000,000
Federal Home Loan Mortgage Corp.	1.30%	04/22/04	15,000	14,939,567
Federal Home Loan Mortgage Corp.	1.43%	09/03/04	45,000	45,000,000
Federal National Mortgage Association	1.13%	04/28/04	15,000	14,944,442
Federal National Mortgage Association	5.625%	05/14/04	10,000	10,154,422
Federal National Mortgage Association	6.50%	08/15/04	5,000	5,162,839
Federal National Mortgage Association	1.47%	09/22/04	7,000	7,000,000

				112,201,270

TOTAL INVESTMENTS — 99.7% (amortized cost $931,002,383; Note 6)(d)				931,002,383

OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%				2,648,356

TOTAL NET ASSETS — 100.0%				$933,650,739

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2003.

(b)	Indicates a restricted security and deemed illiquid. The aggregate cost and value of restricted securities is $40,000,000, and represents 4.3% of net assets.

(c)	Greenwich Capital Repurchase Agreement, repurchase price $11,738,650 due 1/2/04. The value of the collateral including accrued interest was $11,973,016. Collateralized by United States Treasury or federal agency obligations.

(d)	Federal income tax basis is the same as for financial reporting purposes.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2003 was as follows:

Commercial Banks	41.6%
Life Insurance	20.4%
Asset Backed Securities	16.1%
Federal Credit Agencies	12.0%
Short Term Business Credit	4.2%
Mortgage Bankers	3.8%
Pharmaceuticals	1.6%

99.7%
Other assets in excess of liabilities	0.3%

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

B50

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 98.2%
COMMON STOCKS	Shares	Value (Note 2)
Advertising — 0.2%
ADVO, Inc.(b)	39,703	$1,260,967

Aerospace — 1.7%
AAR Corp.(a)	41,955	627,227
Alliant Techsystems, Inc.(a)	50,976	2,944,374
Curtiss-Wright Corp.(b)	27,216	1,224,992
DRS Technologies, Inc.(a)	35,381	982,884
GenCorp, Inc.	57,987	624,520
Kaman Corp. (Class “A” Stock)	29,800	379,354
Moog, Inc. (Class “A” Stock)(a)	22,720	1,122,368
Trimble Navigation, Ltd.(a)	43,617	1,624,297
Triumph Group, Inc.(a)	20,880	760,032

		10,290,048

Agricultural Products & Services — 0.2%
Delta & Pine Land Co.	50,258	1,276,553

Airlines — 0.5%
Atlantic Coast Airlines Holdings, Inc.(a)	59,762	591,644
Frontier Airlines, Inc.(a)	46,399	661,650
Mesa Air Group, Inc.(a)(b)	41,470	519,204
SkyWest, Inc.	76,283	1,382,248

		3,154,746

Apparel — 1.1%
Fossil, Inc.(a)	61,412	1,720,150
Genesco, Inc.(a)	28,640	433,323
Pacific Sunwear of California, Inc.(a)	103,249	2,180,619
Phillips-Van Heusen Corp.	40,049	710,469
Russell Corp.	42,803	751,621
Wolverine World Wide, Inc.	52,951	1,079,142

		6,875,324

Appliances & Home Furnishings — 0.1%
Applica, Inc.(a)	31,203	237,143
Fedders Corp.	40,051	288,367
Salton, Inc.(a)(b)	14,750	192,487

		717,997

Autos – Cars & Trucks — 0.5%
Midas, Inc.(a)	20,070	287,001
Myers Industries, Inc.	39,751	481,782
Standard Motor Products, Inc.	26,005	315,961
TBC Corp.(a)	28,761	742,321
Tower Automotive, Inc.(a)	74,269	507,257
Wabash National Corp.(a)(b)	34,125	999,863

		3,334,185

Banks and Savings & Loans — 6.6%
Anchor BanCorp Wisconsin, Inc.	30,539	760,421
BankUnited Financial Corp. (Class “A” Stock)(a)	39,024	1,006,429
Boston Private Financial Holdings, Inc.	32,150	798,606
Brookline Bancorp, Inc.	77,521	1,189,172
Chittenden Corp.	48,178	1,620,708
Commercial Federal Corp.	55,638	1,486,091
Community First Bankshares, Inc.	49,505	1,432,675
Dime Community Bancshares	33,752	1,038,212
Downey Financial Corp.	36,877	1,818,036

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Banks and Savings & Loans (cont’d.)
East West Bancorp, Inc.	32,050	$1,720,444
First Bancorp/Puerto Rico	52,825	2,089,229
First Midwest Bancorp, Inc.	61,477	1,992,470
First Republic Bank(a)	19,160	685,928
FirstFed Financial Corp.(a)	22,431	975,748
Flagstar Bancorp, Inc.(b)	79,709	1,707,367
Gold Banc Corp., Inc.	52,020	731,401
Provident Bankshares Corp.	32,395	953,709
Republic Bancorp, Inc.	83,806	1,130,543
Riggs National Corp.	37,733	623,726
Seacoast Financial Services Corp.	33,995	931,803
Southwest Bancorporation of Texas, Inc.(a)	45,151	1,754,116
Staten Island Bancorp, Inc.	77,488	1,743,480
Sterling Bancshares, Inc.	58,519	780,058
Susquehanna Bancshares, Inc.	52,571	1,314,801
TrustCo Bank Corp.	98,195	1,291,264
UCBH Holdings, Inc.	59,457	2,317,039
Umpqua Holdings Corp.	37,400	777,546
United Bankshares, Inc.	57,994	1,809,413
Waypoint Financial Corp.	44,414	963,340
Whitney Holding Corp.	53,347	2,186,694
Wintrust Financial Corp.	25,984	1,171,878

		40,802,347

Chemicals — 1.7%
A. Schulman, Inc.	39,587	843,995
Arch Chemicals, Inc.	29,691	761,871
Cambrex Corp.	34,062	860,406
Georgia Gulf Corp.	42,893	1,238,750
H.B. Fuller Co.	37,508	1,115,488
MacDermid, Inc.	39,982	1,368,984
OM Group, Inc.(a)	37,400	979,506
Omnova Solutions, Inc.(a)	52,731	253,109
Penford Corp.	11,350	155,835
PolyOne Corp.(a)	121,054	773,535
Quaker Chemical Corp.	12,660	389,295
TETRA Technologies, Inc.(a)	28,915	700,899
WD-40 Co.	22,191	784,674
Wellman, Inc.	42,072	429,555

		10,655,902

Collectibles & Gifts — 0.4%
Action Performance Cos., Inc.	23,593	462,423
Cross (A.T.) Co. (Class “A” Stock)(a)	19,740	131,666
Department 56, Inc.(a)	17,275	226,303
Enesco Group, Inc.(a)	18,541	191,343
Lennox International, Inc.	77,549	1,295,068

		2,306,803

Commercial Services — 3.4%
ABM Industries, Inc.	65,143	1,134,140
Arbitron, Inc.(a)	40,019	1,669,593
Bowne & Co., Inc.	44,667	605,684
Central Parking Corp.	47,603	710,713
Coinstar, Inc.(a)(b)	27,964	505,030
Consolidated Graphics, Inc.(a)	17,747	560,450
CPI Corp.	10,657	215,378

SEE NOTES TO FINANCIAL STATEMENTS.

B51

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Commercial Services (cont’d.)
Dendrite International, Inc.(a)	53,590	$839,755
eFunds Corp.(a)	62,062	1,076,776
Global Payments, Inc.	49,292	2,322,639
Hooper Holmes, Inc.	85,403	527,791
Information Holdings, Inc.(a)	27,510	607,971
Insurance Auto Auctions, Inc.(a)	15,151	197,721
John H. Harland Co.	37,067	1,011,929
Kroll, Inc.(a)(b)	55,095	1,432,470
Labor Ready, Inc.(a)	53,376	699,226
MAXIMUS, Inc.(a)	27,577	1,079,088
MemberWorks, Inc.(a)(b)	14,271	387,743
Mobile Mini, Inc.(a)	18,864	371,998
NCO Group, Inc.(a)	34,279	780,533
Nelson Thomas, Inc.	18,950	366,303
On Assignment, Inc.(a)	33,180	172,868
PAREXEL International Corp.(a)	34,182	555,799
Pre-Paid Legal Services, Inc.(a)(b)	22,799	595,510
Rewards Network, Inc.(a)(b)	31,884	339,883
Roto-Rooter, Inc.	13,060	602,066
SOURCECORP, Inc.(a)	21,192	543,151
Startek, Inc.	18,869	769,666
Volt Information Sciences, Inc.(a)	20,033	452,746

		21,134,620

Computer Services — 3.8%
Actel Corp.(a)	33,449	806,121
Adaptec, Inc.(a)	143,565	1,267,679
Agilysys, Inc.	42,348	472,180
American Management Systems, Inc.(a)	55,883	842,157
Avid Technology, Inc.(a)	40,568	1,947,264
Black Box Corp.(b)	23,724	1,092,965
Brooktrout, Inc.(a)	16,429	206,677
CACI International, Inc. (Class “A” Stock)(a)	38,134	1,854,075
Carreker Corp.(a)	30,103	421,743
Cerner Corp.(a)(b)	46,705	1,767,784
Ciber, Inc.(a)(b)	84,194	729,120
FactSet Research Systems, Inc.(b)	44,639	1,705,656
FileNet Corp.(a)	49,521	1,341,029
Hutchinson Technology, Inc.(a)	34,246	1,052,722
Insight Enterprises, Inc.(a)	61,417	1,154,640
Manhattan Associates, Inc.(a)	39,483	1,091,310
Mercury Computer Systems, Inc.(a)	27,708	689,929
Midway Games, Inc.(a)(b)	73,739	286,107
NYFIX, Inc.(a)	41,933	333,367
Phoenix Technology, Ltd.(a)	32,015	258,681
Pinnacle Systems, Inc.(a)	87,490	746,290
Progress Software Corp.(a)	46,036	941,896
QRS Corp.(a)	20,982	170,374
Radiant Systems, Inc.(a)	36,553	307,411
RadiSys Corp.(a)	23,824	401,673
Standard Microsystems Corp.(a)	22,293	564,013
TALX Corp.	17,910	412,467
Teledyne Technologies, Inc.(a)	42,475	800,654

		23,665,984

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Construction — 2.6%
Butler Manufacturing Co.(a)	8,281	$182,182
Coachmen Industries, Inc.	20,489	371,056
ElkCorp	25,913	691,877
Florida Rock Industries, Inc.	37,848	2,075,963
Insituform Technologies, Inc. (Class “A” Stock)(a)	34,839	574,843
M.D.C. Holdings, Inc.(b)	38,844	2,505,438
NVR, Inc.(a)(b)	9,439	4,398,574
Shaw Group, Inc.(a)	76,245	1,038,457
Simpson Manufacturing, Co., Inc.(a)	32,565	1,656,256
Standard Pacific Corp.(b)	43,356	2,104,934
Thomas Industries, Inc.	22,744	788,307

		16,387,887

Consumer Cyclical — 0.1%
JAKKS Pacific, Inc.(a)	33,048	434,912

Containers — 0.3%
AptarGroup, Inc.	47,867	1,866,813

Cosmetics & Soaps
Nature’s Sunshine Products, Inc.	18,306	154,686

Distribution/Wholesalers — 0.7%
Advanced Marketing Services, Inc.	25,118	286,345
Bell Microproducts, Inc. (Class “B” Stock)(a)	34,985	316,964
Castle (A.M.) & Co.(a)	20,813	151,935
SCP Pool Corp.(a)	46,710	1,526,483
United Stationers, Inc.(a)	44,603	1,825,155

		4,106,882

Diversified Manufacturing Operations — 1.4%
Acuity Brands, Inc.	55,147	1,422,793
Barnes Group, Inc.	30,007	969,526
CLARCOR, Inc.	33,407	1,473,249
CUNO, Inc.(a)	22,101	995,208
Griffon Corp.(a)(b)	38,918	788,479
Intermet Corp.	33,703	183,007
Lydall, Inc.(a)	21,387	217,933
Mueller Industries, Inc.(a)	45,171	1,552,075
Standex International Corp.	16,052	449,456
Valmont Industries, Inc.	31,345	725,637

		8,777,363

Drugs & Medical Supplies — 6.7%
Advanced Medical Optics, Inc.(a)(b)	38,701	760,475
American Medical Systems Holdings, Inc.(a)	43,636	951,265
ArthroCare Corp.(a)	27,264	667,968
Cephalon, Inc.(a)(b)	73,452	3,555,811
CIMA Labs, Inc.(a)	19,114	623,499
Coherent, Inc.(a)	39,326	935,959
CONMED Corp.(a)	38,268	910,779
CyroLife, Inc.(a)(b)	25,954	150,014
Diagnostic Products Corp.	37,997	1,744,442
Enzo Biochem, Inc.(a)	39,542	708,197

SEE NOTES TO FINANCIAL STATEMENTS.

B52

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Drugs & Medical Supplies (cont’d.)
Haemonetics Corp.(a)	31,927	$762,736
Hologic, Inc.(a)	26,012	450,788
ICU Medical, Inc.(a)(b)	18,040	618,411
IDEXX Laboratories, Inc.(a)(b)	46,036	2,130,546
INAMED Corp.(a)(b)	46,248	2,222,655
Integra LifeSciences Holdings(a)(b)	35,849	1,026,357
Invacare Corp.	40,913	1,651,658
Medicis Pharmaceutical Corp. (Class “A” Stock)(b)	36,201	2,581,131
NBTY, Inc.(a)	87,666	2,354,709
Noven Pharmaceuticals, Inc.(a)	29,693	451,631
Osteotech, Inc.(a)	22,530	198,264
Owens & Minor, Inc.	51,425	1,126,722
PolyMedica Corp.	33,746	887,857
Possis Medical, Inc.(a)	23,425	462,644
Priority Healthcare Corp.(a)	57,103	1,376,753
Regeneron Pharmaceuticals, Inc.(a)	72,944	1,073,006
ResMed, Inc.(a)	44,797	1,860,867
Respironics, Inc.(a)	46,401	2,092,221
Savient Pharmaceuticals, Inc.(a)	78,485	361,816
SurModics, Inc.(a)(b)	22,999	549,676
Sybron Dental Specialties, Inc.(a)	50,396	1,416,128
Techne Corp.(a)	54,190	2,047,298
Viasys Healthcare, Inc.(a)	39,873	821,384
Vital Signs, Inc.	17,052	557,600
Wilson Greatbatch Technologies, Inc.(a)	27,916	1,180,009

		41,271,276

Education — 0.4%
ITT Educational Services, Inc.(a)(b)	59,702	2,804,203

Electrical Equipment — 0.9%
Anixter International, Inc.(a)(b)	47,774	1,236,391
Baldor Electric Co.(b)	43,262	988,537
C&D Technologies, Inc.	33,603	644,169
Kulicke & Soffa Industries, Inc.(a)(b)	65,994	948,994
MagneTek, Inc.(a)	37,534	247,349
Technitrol, Inc.	53,025	1,099,738
Vicor Corp.(a)	55,143	629,182

		5,794,360

Electronics — 2.7%
Analogic Corp.	17,768	728,488
Artesyn Technologies, Inc.(a)	51,105	435,415
Audiovox Corp.(a)	30,261	388,551
Belden, Inc.	33,506	706,642
Benchmark Electronics, Inc.(a)	53,710	1,869,645
Cable Design Technologies Corp.(a)	55,041	494,819
Checkpoint Systems, Inc.(a)	43,331	819,389
Cohu, Inc.	28,077	537,675
CTS Corp.	47,213	542,949
Dionex Corp.(a)(b)	27,864	1,282,301
EDO Corp.	26,054	642,231
Electro Scientific Industries, Inc.(a)	36,830	876,554
Esterline Technologies, Inc.(a)	27,743	739,906

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Electronics (cont’d.)
Helix Technology Corp.	34,382	$707,582
Intermagnetics General Corp.(a)	22,025	488,074
InVision Technologies, Inc.(a)	22,332	749,685
Itron, Inc.(a)	27,107	497,684
Keithley Instruments, Inc.	20,404	373,393
Methode Electronics, Inc. (Class “A” Stock)	47,078	575,764
Park Electrochemical Corp.	26,075	690,727
Photronics, Inc.(a)	42,606	848,711
SBS Technologies, Inc.(a)	19,804	291,317
Three-Five Systems, Inc.(a)	28,063	147,050
Ultratech Stepper, Inc.(a)	30,897	907,445
X-Rite, Inc.	27,107	306,851

		16,648,848

Electronic Components — 1.5%
Alliance Semiconductor Corp.(a)	46,339	329,470
Bel Fuse, Inc. (Class “B” Stock)	14,742	481,031
Cubic Corp.	35,245	810,635
Cymer, Inc.(a)(b)	47,563	2,196,935
DSP Group, Inc.(a)	37,817	942,022
FLIR Systems, Inc.(a)	43,396	1,583,954
Microsemi Corp.(a)	38,183	938,538
Planar Systems, Inc.(a)	18,855	458,554
Rogers Corp.(a)	21,365	942,624
Supertex, Inc.(a)	16,819	321,243

		9,005,006

Energy — 0.7%
Advanced Energy Industries, Inc.(a)	42,642	1,110,824
UGI Corp.	56,274	1,907,689
Unisource Energy Corp.(b)	44,370	1,094,164
Veritas DGC, Inc.(a)	44,305	464,316

		4,576,993

Engineering — 0.6%
EMCOR Group, Inc.(a)	19,870	872,293
Engineered Support Systems, Inc.	32,409	1,784,439
URS Corp.(a)	43,582	1,089,986

		3,746,718

Environmental Services — 0.6%
Ionics, Inc.(a)(b)	23,391	745,003
Tetra Tech, Inc.(a)	71,691	1,782,238
Waste Connections, Inc.(a)(b)	37,597	1,420,039

		3,947,280

Exchange Traded Funds — 3.9%
iShares S&P SmallCap 600 Index Fund(b)	180,300	24,160,200

Financial Services — 2.4%
Financial Federal Corp.(a)	24,590	751,224
Hudson United Bancorp	59,101	2,183,782
Irwin Financial Corp.(b)	37,000	1,161,800
Jeffries Group, Inc.	71,970	2,376,449
MAF Bancorp, Inc.	43,560	1,825,164
New Century Financial Corp.(b)	46,449	1,842,632
Piper Jaffray Cos., Inc.(a)	25,400	1,055,878

SEE NOTES TO FINANCIAL STATEMENTS.

B53

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Financial Services (cont’d.)
PRG-Schultz International, Inc.(a)(b)	81,204	$397,900
South Financial Group, Inc.	77,812	2,167,842
SWS Group, Inc.	22,559	401,550
UICI(a)	61,084	811,196

		14,975,417

Food & Beverage — 1.8%
American Italian Pasta Co. (Class “A” Stock)(a)(b)	23,629	990,055
Corn Products International, Inc.	47,588	1,639,407
Flowers Foods, Inc.	59,319	1,530,430
Hain Celestial Group, Inc.(a)	45,163	1,048,233
International Multifoods Corp.(a)	25,473	458,514
J & J Snack Foods Corp.(a)	11,507	434,504
Lance, Inc.	38,367	576,656
Nash-Finch Co.	15,918	355,608
Performance Food Group Co.(a)(b)	60,445	2,186,296
Ralcorp Holdings, Inc.(a)	38,117	1,195,349
United Natural Foods, Inc.(a)	25,791	926,155

		11,341,207

Furniture — 0.8%
Aaron Rents, Inc.	43,224	870,099
Bassett Furniture Industries, Inc.	15,231	251,312
Ethan Allen Interiors, Inc.	49,193	2,060,203
Interface, Inc.(a)	67,694	374,348
La-Z-Boy, Inc.	70,437	1,477,768

		5,033,730

Healthcare — 2.5%
American Healthways, Inc.(a)(b)	42,170	1,006,598
ArQule, Inc.(a)	36,962	180,374
Cooper Cos., Inc.(b)	41,506	1,956,178
Datascope Corp.	19,542	700,581
Mentor Corp.(b)	60,914	1,465,591
NDCHealth Corp.	46,416	1,189,178
Pharmaceutical Product Development, Inc.(a)	73,875	1,992,409
Renal Care Group, Inc.(a)(b)	64,344	2,650,973
Sierra Health Services, Inc.(a)(b)	36,337	997,450
Smith (A.O.) Corp.	38,518	1,350,056
Sola International, Inc.(a)	40,830	767,604
Theragenics Corp(a)	39,485	215,983
U.S. Oncology, Inc.(a)	111,021	1,194,586

		15,667,561

Hospitals/Healthcare Management — 2.8%
Accredo Health, Inc.(a)	63,162	1,996,551
AMERIGROUP Corp.(a)	32,141	1,370,814
AmSurg Corp.(a)(b)	26,476	1,003,176
Biosite, Inc.(a)(b)	20,507	593,678
Centene Corp.(a)	26,466	741,313
Curative Health Services, Inc.(a)	16,860	232,668
Mid Atlantic Medical Services, Inc.(a)	63,009	4,082,983
Odyssey Healthcare, Inc.(a)(b)	47,879	1,400,939
Orthodontic Centers of America, Inc.(a)(b)	66,065	531,823

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Hospitals/Healthcare Management (cont’d.)
Pediatrix Medical Group, Inc.(a)(b)	31,095	$1,713,023
Province Healthcare Co.(a)	64,244	1,027,904
RehabCare Group, Inc.(a)	21,271	452,221
Sunrise Assisted Living, Inc.(a)(b)	26,740	1,035,908
United Surgical Partners International, Inc.(a)	36,200	1,211,976

		17,394,977

Housing Related — 0.8%
Champion Enterprises, Inc.(a)	77,537	542,759
Fleetwood Enterprises, Inc.(a)	50,977	523,024
National Presto Industries, Inc.	8,957	323,796
Ryland Group, Inc.(b)	32,699	2,898,439
Skyline Corp.	11,057	385,558

		4,673,576

Human Resources — 0.7%
Administaff, Inc.(a)	35,089	609,847
CDI Corp.(a)	25,781	844,328
Cross Country Healthcare, Inc.(a)	42,106	628,221
Heidrick & Struggles International, Inc.(a)	24,124	525,903
Spherion Corp.(a)	78,736	770,825
Watson Wyatt & Co. Holdings(a)	43,864	1,059,316

		4,438,440

Instrument – Controls — 0.4%
BEI Technologies, Inc.	19,422	388,440
FEI Co.(a)(b)	43,706	983,385
Woodward Governor Co.	14,749	838,186

		2,210,011

Insurance — 2.0%
Delphi Financial Group, Inc.(b)	40,898	1,472,310
Fremont General Corp.	100,141	1,693,384
Hilb, Rogal & Hamilton Co.	47,400	1,520,118
LandAmerica Financial Group, Inc.	24,585	1,284,812
Philadelphia Consolidated Holding Corp.(a)	29,007	1,416,412
Presidential Life Corp.	38,660	508,766
RLI Corp.	33,203	1,243,784
SCPIE Holdings, Inc.	12,971	114,404
Selective Insurance Group, Inc.	35,879	1,161,045
Stewart Information Services Corp.	23,615	957,588
Zenith National Insurance Corp.	24,785	806,752

		12,179,375

Internet — 0.1%
Websense, Inc.(a)	29,511	862,902

Leisure — 2.2%
Argosy Gaming Co.(a)	38,696	1,005,709
Aztar Corp.(a)	45,054	1,013,715
Bally Total Fitness Holding Corp.(a)	44,884	314,188
Huffy Corp.(a)	21,290	111,773
K2, Inc.(a)	43,500	661,635
Marcus Corp.	39,036	640,190
Pinnacle Entertainment, Inc.(a)	34,150	318,278
Polaris Industries, Inc.(b)	28,760	2,547,561
Prime Hospitality Corp.(a)	58,929	601,076

SEE NOTES TO FINANCIAL STATEMENTS.

B54

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Leisure (cont’d.)
Shuffle Master, Inc.(a)	21,889	$757,797
Sturm Ruger & Co., Inc.	35,486	403,476
The Nautilus Group, Inc.(b)	42,967	603,686
Thor Industries, Inc.	37,801	2,125,172
Winnebago Industries, Inc.	22,392	1,539,450
WMS Industries, Inc.(a)(b)	38,773	1,015,853

		13,659,559

Machinery — 3.0%
Albany International Corp. (Class “A” Stock)(b)	43,973	1,490,685
Applied Industrial Technologies, Inc.	25,359	605,066
Astec Industries, Inc.(a)	25,964	318,578
Cognex Corp.	57,757	1,631,058
Dril-Quip, Inc.(a)	22,818	371,933
Gardner Denver, Inc.(a)	21,230	506,760
IDEX Corp.	43,462	1,807,584
JLG Industries, Inc.(b)	57,282	872,405
Lindsay Manufacturing Co.	15,440	389,860
Manitowoc Co., Inc.	35,042	1,093,310
Milacron, Inc.	45,888	191,353
Paxar Corp.(a)(b)	51,594	691,360
Photon Dynamics, Inc.(a)	21,340	858,722
Regal-Beloit Corp.	33,015	726,330
Robbins & Myers, Inc.	19,034	361,456
Roper Industries, Inc.(b)	47,269	2,328,471
Stewart & Stevenson Services, Inc.	37,698	529,657
Timken Co.	117,468	2,356,408
Toro Co.	32,294	1,498,441

		18,629,437

Media — 1.1%
4Kids Entertainment, Inc.(a)	17,729	461,309
Harman International Industries, Inc.	86,790	6,420,724

		6,882,033

Metals – Ferrous — 1.4%
Century Aluminum Co.(a)	27,800	528,478
Cleveland-Cliffs, Inc.(a)	13,672	696,588
Commercial Metals Co.	37,397	1,136,869
Kaydon Corp.(b)	37,193	961,067
Material Sciences Corp.(a)	18,665	188,703
Maverick Tube Corp.(a)	55,334	1,065,180
Quanex Corp.	21,205	977,551
Reliance Steel & Aluminum Co.	42,282	1,404,185
Steel Dynamics, Inc.(a)(b)	63,450	1,490,440
Steel Technologies, Inc.	12,842	227,175

		8,676,236

Metals – Non Ferrous — 0.3%
Brush Engineered Materials, Inc.(a)	21,829	334,202
Commonwealth Industries, Inc.	21,075	211,593
IMCO Recycling, Inc.(a)	20,231	200,085
Precision Castparts Corp.	1	23
RTI International Metals, Inc.(a)	27,432	462,778
Ryerson Tull, Inc.	32,746	374,942
Wolverine Tube, Inc.(a)	16,200	102,060

		1,685,683

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Mineral Resources — 0.3%
Massey Energy Co.	99,409	$2,067,707

Miscellaneous Basic Industry — 1.3%
Apogee Enterprises, Inc.	36,228	411,188
Armor Holdings, Inc.(a)	37,150	977,417
Briggs & Stratton Corp.(b)	29,240	1,970,776
Lawson Products, Inc.	12,541	416,110
Libbey, Inc.	17,959	511,472
Meade Instruments Corp.(a)	26,220	90,459
Texas Industries, Inc.	27,843	1,030,191
Tredegar Industries, Inc.	50,284	780,911
Watsco, Inc.	34,380	781,457
Watts Water Technologies (Class “A” Stock)	41,631	924,208

		7,894,189

Miscellaneous – Consumer Growth/Staple — 0.3%
DIMON, Inc.	59,433	401,173
Hughes Supply, Inc.	31,194	1,547,846

		1,949,019

Networking — 0.2%
Aeroflex, Inc.(a)	87,644	1,024,558
C-COR.net Corp.(a)	48,206	536,533

		1,561,091

Office Equipment & Supplies — 0.5%
Global Imaging Systems, Inc.(a)	28,577	907,320
Imagistics International, Inc.(a)	22,160	831,000
New England Business Service, Inc.	17,464	515,188
Standard Register Co.	37,495	631,041

		2,884,549

Oil & Gas — 3.9%
Cabot Oil & Gas Corp. (Class “A” Stock)	42,826	1,256,943
Cascade Natural Gas Corp.	14,739	310,845
Cimarex Energy Co.(a)	54,926	1,465,975
Evergreen Resources, Inc.(a)	56,368	1,832,524
Frontier Oil Corp.	34,492	593,952
Laclede Group, Inc.	25,220	720,031
Lone Star Technologies, Inc.(a)	37,716	602,702
Newfield Exploration Co.(a)	73,887	3,290,927
Northwest Natural Gas Co.	34,127	1,049,405
Nuevo Energy Co.(a)	25,689	620,903
Piedmont Natural Gas Co., Inc.(b)	44,272	1,924,061
Prima Energy Corp.(a)	17,065	600,005
Remington Oil and Gas Corp.(a)	35,415	697,321
Southern Union Co.(a)(b)	96,199	1,770,062
Southwest Gas Corp.	44,839	1,006,636
Spinnaker Exploration Co.(a)	43,869	1,415,653
Swift Energy Co.(a)	36,182	609,667
Tom Brown, Inc.(a)	60,156	1,940,031
Unit Corp.(a)	57,470	1,353,418
Vintage Petroleum, Inc.	84,761	1,019,675

		24,080,736

SEE NOTES TO FINANCIAL STATEMENTS.

B55

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Oil & Gas Services — 2.8%
Atwood Oceanics, Inc.(a)	18,255	$583,065
Cal Dive International, Inc.(a)	49,747	1,199,400
CARBO Ceramics, Inc.	20,590	1,055,238
Energen Corp.	47,673	1,956,023
Hydril Co.(a)	30,119	720,748
Input/Output, Inc.(a)	67,564	304,714
New Jersey Resources Corp.	36,095	1,390,019
NUI Corp.	21,070	339,648
Oceaneering International, Inc.(a)	32,045	897,260
Offshore Logistics, Inc.	29,664	727,361
Patina Oil & Gas Corp.	45,079	2,208,420
Plains Resources, Inc.(a)	31,047	498,304
SEACOR SMIT, Inc.(a)	24,674	1,037,048
Southwestern Energy Co.(a)	46,950	1,122,105
St. Mary Land & Exploration Co.	37,134	1,058,319
Stone Energy Corp.(a)	34,794	1,477,005
W-H Energy Services, Inc.(a)	35,914	581,807

		17,156,484

Paper & Forest Products — 0.9%
Brady (W.H.) Co. (Class “A” Stock)	30,861	1,257,586
Buckeye Technologies, Inc.(a)	48,749	489,927
Caraustar Industries, Inc.(a)	37,052	511,317
Chesapeake Corp.	20,227	535,611
Pope & Talbot, Inc.	20,624	363,189
Rock-Tenn Co. (Class “A” Stock)	45,949	793,080
Schweitzer-Mauduit Int’l, Inc.	19,513	581,097
Universal Forest Products, Inc.	23,490	755,908

		5,287,715

Pharmaceuticals — 0.5%
Alpharma, Inc. (Class “A” Stock)	68,506	1,376,970
MGI Pharma, Inc.(a)(b)	41,665	1,714,515

		3,091,485

Photography — 0.1%
Concord Camera Corp.(a)(b)	37,831	349,937

Real Estate Investment Trust — 1.8%
Capital Automotive REIT	43,045	1,377,440
Colonial Properties Trust	34,549	1,368,140
Essex Property Trust, Inc.(b)	30,143	1,935,783
Gables Residential Trust	37,636	1,307,475
Glenborough Realty Trust, Inc.	36,597	730,110
Kilroy Realty Corp.	36,984	1,211,226
Lexington Corporate Properties Trust	53,461	1,079,378
Shurgard Storage Centers, Inc. (Class “A” Stock)	60,205	2,266,718

		11,276,270

Restaurants — 2.1%
CEC Entertainment, Inc.(a)(b)	34,075	1,614,814
IHOP Corp.	28,161	1,083,635
Jack in the Box, Inc.(a)	47,496	1,014,514
Landry’s Restaurants, Inc.	36,331	934,433
Lone Star Steakhouse & Saloon, Inc.	27,510	637,682
O’Charley’s, Inc.(a)	27,477	493,212
P.F. Chang’s China Bistro, Inc.(a)(b)	33,619	1,710,535
Papa John’s International, Inc.(a)(b)	23,673	790,205
RARE Hospitality International, Inc.(a)	44,365	1,084,281

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Restaurants (cont’d.)
Ryan’s Family Steak Houses, Inc.(a)	55,743	$843,949
Sonic Corp.(a)	51,856	1,587,831
The Steak’N Shake Co.(a)	35,969	642,047
Triarc Cos., Inc. (Class “A” Stock)(b)	78,124	842,177

		13,279,315

Retail — 7.1%
AnnTaylor Stores Corp.(a)(b)	59,714	2,328,846
Arctic Cat, Inc.	27,658	683,153
Brown Shoe Co., Inc.	23,771	901,634
Building Materials Corp.	17,579	273,002
Burlington Coat Factory Warehouse Corp.	58,709	1,242,282
Caseys Gen. Stores, Inc.	65,767	1,161,445
Cash America International, Inc.	36,853	780,547
Cato Corp. (Class “A” Stock)	26,790	549,195
Christopher & Banks Corp.	49,724	971,110
Cost Plus, Inc.(a)	28,784	1,180,144
Dress Barn, Inc.(a)	38,664	579,573
Duane Reade, Inc.(a)	31,642	535,383
Electronics Boutique Holdings Corp.(a)(b)	32,756	749,785
Fred’s, Inc.	51,620	1,599,188
Goody’s Family Clothing, Inc.	43,276	405,063
Great Atlantic & Pacific Tea Co., Inc.(a)	50,751	426,308
Group 1 Automotive, Inc.(a)	29,914	1,082,588
Guitar Center, Inc.(a)	31,400	1,023,012
Hancock Fabrics, Inc.	24,786	358,901
Haverty Furniture Cos., Inc.	29,261	581,123
Hot Topic, Inc.(a)(b)	63,119	1,859,486
J. Jill Group, Inc.(a)	25,824	328,223
Jo-Ann Stores, Inc. (Class “A” Stock)(a)	28,497	581,339
K-Swiss, Inc. (Class “A” Stock)	46,480	1,118,309
Linens ‘n Things, Inc.(a)	59,013	1,775,111
Movie Gallery, Inc.	43,070	804,548
Panera Bread Co. (Class “A” Stock)(a)(b)	39,515	1,562,028
Pep Boys-Manny, Moe & Jack(b)	72,002	1,646,686
Quiksilver, Inc.(a)	73,033	1,294,875
Regis Corp.	57,614	2,276,905
Russ Berrie & Co., Inc.	27,209	922,385
School Specialty, Inc.(a)	24,920	847,529
Shopko Stores, Inc.(a)	38,400	585,600
Stein Mart, Inc.(a)	54,968	452,936
Stride Rite Corp.	51,757	588,995
The Childrens Place Retail Stores, Inc.(a)(b)	35,278	942,981
The Gymboree Corp.(a)	39,066	673,107
The Men’s Wearhouse, Inc.(a)	52,049	1,301,745
Too, Inc.(a)	45,260	763,989
Tractor Supply Co.(a)	49,177	1,912,493
Ultimate Electronics, Inc.(a)	19,294	147,213
Urban Outfitters, Inc.(a)	52,356	1,939,790
Wet Seal, Inc.(a)	39,588	391,525
Zale Corp.(a)	34,339	1,826,835

		43,956,915

SEE NOTES TO FINANCIAL STATEMENTS.

B56

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors — 2.2%
ATMI, Inc.(a)	40,819	$944,552
Axcelis Technologies, Inc.(a)	130,496	1,333,669
Brooks Automation, Inc.(a)(b)	57,140	1,381,074
DuPont Photomasks, Inc.(a)	23,877	576,391
ESS Technology, Inc.(a)	51,201	870,929
Exar Corp.(a)	53,605	915,573
Kopin Corp.(a)	91,924	616,810
Pericom Semiconductor Corp.(a)	34,103	363,538
Power Integrations, Inc.(a)(b)	39,773	1,330,804
Rudolph Technologies, Inc.(a)	21,704	532,616
Skyworks Solutions, Inc.(a)	196,001	1,705,209
Varian Semiconductor Equipment Associates, Inc.(a)(b)	47,191	2,061,775
Veeco Instruments, Inc.(a)	38,606	1,088,689

		13,721,629

Software — 2.6%
ANSYS, Inc.(a)	20,135	799,360
BARRA, Inc.	25,673	911,135
Captaris, Inc.(a)	42,342	237,962
Catapult Communications Corp.(a)	17,015	246,718
Concerto Software, Inc.(a)	14,689	175,974
Concord Communications, Inc.(a)	23,699	473,269
EPIQ Systems, Inc.(a)	23,390	400,671
Gerber Scientific, Inc.(a)	29,230	232,671
Hyperion Solutions Corp.(a)(b)	52,892	1,594,165
JDA Software Group, Inc.(a)	38,167	630,137
ManTech International Corp. (Class “A” Stock)(a)	42,300	1,055,385
MapInfo Corp.(a)	20,282	204,443
MICROS Systems, Inc.(a)	23,924	1,037,345
MRO Software, Inc.(a)	32,289	434,610
Netegrity, Inc.(a)(b)	45,791	472,105
PC-Tel, Inc.(a)	27,040	286,894
Rainbow Technologies, Inc.(a)	35,290	397,365
Roxio, Inc.(a)(b)	36,765	176,104
SCM Microsystems, Inc.(a)	20,070	154,940
SERENA Software, Inc.(a)(b)	51,709	948,860
SPSS, Inc.(a)	22,888	409,237
Take-Two Interactive Software, Inc.(a)	58,090	1,673,573
THQ, Inc.(a)	50,319	850,894
Verity, Inc.(a)	49,525	826,572
Webex Communications, Inc.(a)(b)	56,355	1,132,736
Zixit Corp.(a)(b)	36,783	319,644

		16,082,769

Supermarkets — 0.3%
Kronos, Inc.(a)	39,962	1,582,895

Technology — 0.1%
Systems & Computer Technology Corp.(a)	44,587	728,997

Telecommunications — 1.1%
Boston Communications Group, Inc.(a)	24,365	226,351
Commonwealth Telephone Enterprises, Inc.(a)	31,671	1,195,580

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Telecommunications (cont’d.)
Digi International, Inc.(a)	27,080	$259,968
General Communication, Inc.(a)	74,284	646,271
Harmonic, Inc.(a)	92,079	667,573
Intermediate Telephone, Inc.	33,180	828,836
Intrado, Inc.(a)	21,200	465,340
J2 Global Communications, Inc.(a)(b)	30,417	753,429
Network Equipment Technologies, Inc.(a)	30,738	338,118
Symmetricom, Inc.(a)	57,627	419,525
Tollgrade Communications, Inc.(a)	17,835	312,648
ViaSat, Inc.(a)	34,631	662,837

		6,776,476

Textiles — 0.7%
Angelica Corp.	11,657	256,454
Ashworth, Inc.(a)	17,202	138,820
G & K Services, Inc. (Class “A” Stock)	27,377	1,006,105
Haggar Corp.	8,490	165,640
Kellwood Co.	35,271	1,446,111
Oshkosh B’Gosh, Inc. (Class “A” Stock)	15,622	335,248
Oxford Industries, Inc.	21,338	722,931

		4,071,309

Timber — 0.1%
Deltic Timber Corp.	15,829	481,202

Transportation — 0.4%
Kansas City Southern(a)	81,827	1,171,763
Pegasus Systems, Inc.(a)	32,945	344,934
USF Corp.(b)	36,164	1,236,447

		2,753,144

Trucking/Shipping — 2.1%
Arkansas Best Corp.(b)	32,744	1,027,834
Forward Air Corp.(a)	28,300	778,250
Heartland Express, Inc.	66,007	1,596,709
Kirby Corp.(a)	31,980	1,115,462
Knight Transportation, Inc.(a)	49,414	1,267,469
Landstar Systems, Inc.(a)	39,374	1,497,787
Monaco Coach Corp.(a)	38,386	913,587
Oshkosh Truck Corp.	46,160	2,355,545
Yellow Roadway Corp.(a)(b)	65,536	2,370,427

		12,923,070

Utility – Electric — 1.1%
Atmos Energy Corp.(b)	66,407	1,613,690
Avista Corp.	63,680	1,153,882
Central Vermont Public Service Corp.	15,729	369,631
CH Energy Group, Inc.	20,826	976,739
Cleco Corp.	62,315	1,120,424
El Paso Electric Co.(a)	63,466	847,271
Green Mountain Power Corp.	6,581	155,312
UIL Holdings Corp.	19,139	863,169

		7,100,118

SEE NOTES TO FINANCIAL STATEMENTS.

B57

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Utility & Water — 0.1%
American States Water Co.	20,002	$500,050

TOTAL LONG-TERM INVESTMENTS (cost $495,542,322)		609,026,118

SHORT-TERM INVESTMENTS — 21.9%	Principal Amount (000)
U.S. Government Agency Obligation — 0.1%
United States Treasury Bill(d)(e) 0.87%, 3/18/04	$700	698,694

SHORT-TERM INVESTMENTS (Continued)	Shares	Value (Note 2)
Mutual Fund — 21.8%
Dryden Core Investment Fund —Taxable Money Market Series (cost $134,967,303; Note 4)(c)	134,967,302	$134,967,302

TOTAL SHORT-TERM INVESTMENTS (cost $135,665,996)		135,665,996

TOTAL INVESTMENTS — 120.1% (cost $631,208,318; Note 6)		744,692,114
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(f)		(59,200)
LIABILITIES IN EXCESS OF OTHER ASSETS — (20.1)%		(124,734,171)

NET ASSETS — 100%		$619,898,743

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $119,273,266; cash collateral $125,065,395 was received with which the Portfolio purchased securities.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Rate quoted represents yield-to-maturity as of purchase date.

(f)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation
Long Positions:
37	S&P MidCap 400 Index	Mar 04	$10,512,450	$10,656,925	$144,475

SEE NOTES TO FINANCIAL STATEMENTS.

B58

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 100.0% MUTUAL FUNDS	Shares	Value (Note 2)
Jennison Portfolio (Class I)	318,241	$5,289,171
SP Alliance Large Cap Growth Portfolio	849,537	5,292,618
SP Davis Value Portfolio	1,077,314	10,557,677
SP Deutsche International Equity Portfolio	1,198,558	9,192,940
SP Jennison International Growth Portfolio (Class I)	1,553,280	9,148,818
SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,589,353	10,569,199
SP Small/Mid Cap Value Portfolio	818,444	10,541,559

TOTAL INVESTMENTS — 100.0% (cost $52,803,227; Note 6)		60,591,982
LIABILITIES IN EXCESS OF OTHER ASSETS		(3,221)

NET ASSETS — 100.0%		$60,588,761

SEE NOTES TO FINANCIAL STATEMENTS.

B59

SP ALLIANCE TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 98.1% COMMON STOCKS — 96.4%	Shares	Value (Note 2)
Broadcast & Cable — 3.8%
Comcast Corp. (Class “A” Stock)(a)	7,874	$258,818
News Corp. Ltd. ADR (Australia)	6,700	202,675
Viacom, Inc. (Class “B” Stock)	6,750	299,565

		761,058

Communications Equipment — 15.8%
Alcatel SA (France)(a)	32,700	421,123
Cisco Systems, Inc.(a)	35,800	869,582
Corning, Inc.(a)	19,100	199,213
Juniper Networks, Inc.(a)	26,400	493,152
Motorola, Inc.	14,100	198,387
Nokia Oyj, ADR (Finland)	24,800	421,600
QUALCOMM, Inc.	10,450	563,569

		3,166,626

Computer Hardware — 9.0%
Agilent Technologies, Inc.(a)	12,000	350,880
Dell, Inc.(a)	22,700	770,892
EMC Corp.(a)	15,868	205,014
Lexmark International, Inc.(a)	2,800	220,192
Network Appliance, Inc.(a)	3,600	73,908
Seagate Technology(a)	9,800	185,220

		1,806,106

Computer Services — 5.3%
Affiliated Computer Services, Inc. (Class “A” Stock)(a)	4,150	226,009
Computer Sciences Corp.(a)	5,875	259,851
First Data Corp.	5,650	232,159
Fiserv, Inc.(a)	8,830	348,873

		1,066,892

Contract Manufacturing — 4.3%
Flextronics International Ltd. (Singapore)(a)	23,100	342,804
Sanmina-SCI Corp.(a)	40,500	510,705

		853,509

Internet Content — 5.5%
eBay, Inc.(a)	10,100	652,359
Yahoo!, Inc.(a)	9,700	438,149

		1,090,508

Semiconductor Components — 23.0%
Agere Systems, Inc. (Class “A” Stock)(a)	58,200	177,510
Altera Corp.(a)	13,490	306,223
Broadcom Corp. (Class “A” Stock)(a)	9,700	330,673
Fairchild Semiconductor International, Inc.(a)	8,600	214,742
Intel Corp.	35,750	1,151,150
Linear Technology Corp.	7,500	315,525
Marvell Technology Group Ltd. (Bermuda)(a)	7,500	284,475

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductor Components (cont’d.)
Maxim Integrated Products, Inc.	6,000	$298,800
Samsung Electronics Co. Ltd. GDR (South Korea)	2,489	467,932
SanDisk Corp.(a)	3,300	201,762
Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)(a)	24,418	250,040
Texas Instruments, Inc.	6,700	196,846
United Microelectronics Corp. ADR (Taiwan)(a)	37,000	183,150
Vishay Intertechnology, Inc.(a)	9,800	224,420

		4,603,248

Semiconductor Equipment — 6.9%
Applied Materials, Inc.(a)	20,100	451,245
ASML Holding NV (Netherlands)(a)	10,300	206,515
KEMET Corp.(a)	4,200	57,498
KLA-Tencor Corp.(a)	5,150	302,150
Lam Research Corp.(a)	5,600	180,880
Nitto Denko Corp. (Japan)(a)	3,500	186,153

		1,384,441

Software — 20.5%
BMC Software, Inc.(a)	5,700	106,305
Cognos, Inc.(a)	5,700	174,534
Electronic Arts, Inc.(a)	6,950	332,071
Infosys Technologies Ltd. ADR (India)	2,500	239,250
Intuit, Inc.(a)	4,400	232,804
Macrovision Corp.(a)	10,250	231,548
Mercury Interactive Corp.(a)	8,050	391,552
Microsoft Corp.	31,500	867,510
Oracle Corp.(a)	31,100	410,520
SAP AG, ADR (Germany)	9,500	394,820
Symantec Corp.(a)	9,000	311,850
VERITAS Software Corp.(a)	10,900	405,044

		4,097,808

Telecommunications – Wireless — 2.3%
Vodafone Group PLC ADR (United Kingdom)	18,350	459,485

TOTAL COMMON STOCKS (cost $16,469,587)		19,289,681

EQUITY CERTIFICATES(a) — 1.7%	Units
Asustek Deutsche Bank Axess, expiring 4/18/05	42,000	103,488
Asustek Deutsche Bank London, expiring 8/22/05	10,800	23,706
Hon Hai Citigroup, expiring 1/17/07	55,678	219,093

TOTAL EQUITY CERTIFICATES (cost $320,284)		346,287

TOTAL LONG-TERM INVESTMENTS (cost $16,789,871)		19,635,968

SEE NOTES TO FINANCIAL STATEMENTS.

B60

SP ALLIANCE TECHNOLOGY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

SHORT-TERM INVESTMENT — 4.0%	Principal Amount (000)	Value (Note 2)
Repurchase Agreement
State Street Bank & Trust Co. Repurchase Agreement, 0.50%, 1/2/04(b) (cost $801,812)	$802	$801,812

TOTAL INVESTMENTS — 102.1% (cost $17,591,683; Note 6)		20,437,780
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.1)%		(422,806)

NET ASSETS — 100%		$20,014,974

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $801,834 due 1/2/04. The value of the collateral including accrued interest was $819,068, collaterized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B61

SP BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 100.0% MUTUAL FUNDS	Shares	Value (Note 2)
Jennison Portfolio (Class I)	2,385,809	$39,652,148
SP Alliance Large Cap Growth Portfolio	6,368,466	39,675,545
SP Davis Value Portfolio	8,076,573	79,150,412
SP Deutsche International Equity Portfolio	2,995,305	22,973,993
SP Jennison International Growth Portfolio (Class I)	3,880,757	22,857,656
SP PIMCO High Yield Portfolio	4,243,373	44,682,721
SP PIMCO Total Return Portfolio	11,535,820	133,123,365
SP Prudential U.S. Emerging Growth Portfolio (Class I)	5,106,750	33,959,886
SP Small/Mid Cap Value Portfolio	2,629,869	33,872,714

TOTAL INVESTMENTS — 100.0% (cost $408,622,120; Note 6)		449,948,440

OTHER ASSETS IN EXCESS OF LIABILITIES		7,473

NET ASSETS — 100.0%		$449,955,913

SEE NOTES TO FINANCIAL STATEMENTS.

B62

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 100.0% MUTUAL FUNDS	Shares	Value (Note 2)
Jennison Portfolio (Class I)	1,285,970	$21,372,823
SP Alliance Large Cap Growth Portfolio	3,432,704	21,385,745
SP Davis Value Portfolio	4,353,544	42,664,734
SP PIMCO High Yield Portfolio	2,668,539	28,099,720
SP PIMCO Total Return Portfolio	13,299,869	153,480,484
SP Prudential U.S. Emerging Growth Portfolio (Class I)	1,070,432	7,118,375
SP Small/Mid Cap Value Portfolio	551,260	7,100,235

TOTAL INVESTMENTS — 100.0% (cost $261,465,311; Note 6)		281,222,116
LIABILITIES IN EXCESS OF OTHER ASSETS		(12,511)

NET ASSETS — 100.0%		$281,209,605

SEE NOTES TO FINANCIAL STATEMENTS.

B63

SP GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 100.0% MUTUAL FUNDS	Shares	Value (Note 2)
Jennison Portfolio (Class I)	1,723,859	$28,650,541
SP Alliance Large Cap Growth Portfolio	4,601,533	28,667,548
SP Davis Value Portfolio	5,835,597	57,188,846
SP Deutsche International Equity Portfolio	4,328,246	33,197,645
SP Jennison International Growth Portfolio (Class I)	5,607,953	33,030,845
SP PIMCO High Yield Portfolio	2,299,611	24,214,904
SP PIMCO Total Return Portfolio	3,473,304	40,081,930
SP Prudential U.S. Emerging Growth Portfolio (Class I)	6,149,852	40,896,513
SP Small/Mid Cap Value Portfolio	3,166,998	40,790,936

TOTAL INVESTMENTS — 100.0% (cost $288,586,598; Note 6)		326,719,708
LIABILITIES IN EXCESS OF OTHER ASSETS		(13,957)

NET ASSETS — 100.0%		$326,705,751

SEE NOTES TO FINANCIAL STATEMENTS.

B64

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 92.3%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.9%
Getty Images, Inc.(a)	5,900	$295,767

Airlines — 0.7%
AirTran Holdings, Inc.(a)	20,300	241,570

Apparel — 2.8%
Aeropostale, Inc.(a)	12,800	350,976
Hot Topic, Inc.(a)	4,950	145,827
The Finish Line, Inc. (Class “A” Stock)(a)	6,300	188,811
The Men’s Wearhouse, Inc.(a)	11,800	295,118

		980,732

Banking — 6.3%
Dime Community Bancshares	5,400	166,104
Greater Bay Bancorp	9,200	262,016
Independence Community Bank Corp.	5,200	187,044
Investors Financial Services Corp.	9,100	349,531
PrivateBankcorp, Inc.	5,700	259,464
Silicon Valley Bancshares(a)	7,000	252,490
South Financial Group, Inc.	6,900	192,234
Southwest Bancorp of Texas, Inc.	7,800	303,030
Wintrust Financial Corp.	5,100	230,010

		2,201,923

Building & Construction — 0.5%
The Ryland Group, Inc.	2,100	186,144

Commercial Services — 0.4%
Providence Service Corp.(a)	8,600	139,148

Computer Software & Services — 12.3%
Agile Software Corp.(a)	18,300	181,170
Altiris, Inc.(a)	8,800	321,024
Anteon International Corp.(a)	9,400	338,870
Cognizant Technology Solutions Corp. (Class “A” Stock)(a)	4,400	200,816
Dendrite International, Inc.(a)	13,700	214,679
Dot Hill Systems Corp.(a)	12,700	192,405
F5 Networks, Inc.(a)	8,800	220,880
FileNET Corp.(a)	9,600	259,968
McDATA Corp. (Class “A” Stock)(a)	21,900	208,707
MicroStrategy, Inc. (Class “A” Stock)(a)	5,000	262,400
MSC. Software Corp.(a)	24,100	227,745
NetScreen Technologies, Inc.(a)	9,100	225,225
Openwave Systems, Inc.(a)	9,400	103,400
RSA Security, Inc.(a)	17,300	245,660
Secure Computing Corp.(a)	20,900	374,319
SRA International, Inc. (Class “A” Stock)(a)	4,300	185,330
SupportSoft, Inc.(a)	22,800	299,820
webMethods, Inc.(a)	28,400	259,860

		4,322,278

Consulting — 2.3%
Corporate Executive Board Co.(a)	5,900	275,353
LECG Corp.(a)	13,500	309,015
MAXIMUS, Inc.(a)	5,600	219,128

		803,496

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Diversified Manufacturing Operations — 1.1%
IDEX Corp.	6,100	$253,699
Kennametal, Inc.	3,700	147,075

		400,774

Education — 2.1%
Corinthian Colleges, Inc.(a)	6,100	338,916
ITT Educational Services, Inc.(a)	2,810	131,986
Sylvan Learning Systems, Inc.(a)	9,400	270,626

		741,528

Electronics — 2.8%
Aeroflex, Inc.(a)	29,200	341,348
Digital Theater Systems, Inc.(a)	6,000	148,140
OmniVision Technologies, Inc.(a)	2,200	121,550
Plexus Corp.(a)	10,400	178,568
Trimble Navigation, Ltd.(a)	700	26,068
Varian Semiconductor Equipment Associates, Inc.(a)	3,600	157,284

		972,958

Electronic Components — 7.0%
Artisan Components, Inc.(a)	7,800	159,900
Benchmark Electronics, Inc.(a)	5,500	191,455
Cymer, Inc.(a)	6,600	304,854
GrafTech International, Ltd.(a)	8,700	117,450
Integrated Circuit Systems, Inc.(a)	5,000	142,450
Integrated Silicon Solution, Inc.(a)	12,400	194,308
Lattice Semiconductor Corp.(a)	27,000	261,360
Microsemi Corp.(a)	10,700	263,006
MKS Instruments, Inc.(a)	10,600	307,400
Semtech Corp.(a)	12,000	272,760
Zoran Corp.(a)	13,900	241,721

		2,456,664

Entertainment — 0.9%
Marvel Enterprises, Inc.(a)	10,900	317,299

Financial Services — 3.0%
Affiliated Managers Group, Inc.(a)	2,100	146,139
Eaton Vance Corp.	5,900	216,176
Knight Trading Group, Inc.(a)	21,300	311,832
National Financial Partners Corp.	7,100	195,605
Raymond James Financial, Inc.	4,400	165,880

		1,035,632

Gaming — 4.1%
Alliance Gaming Corp.(a)	14,100	347,565
Mandalay Resort Group	3,800	169,936
Scientific Games Corp. (Class “A” Stock)(a)	16,000	272,160
Station Casinos, Inc.	10,900	333,867
WMS Industries, Inc.(a)	11,600	303,920

		1,427,448

Health Services — 4.9%
Accredo Health, Inc.(a)	10,400	328,744
DaVita, Inc.(a)	4,200	163,800
Neurocrine Biosciences, Inc.(a)	3,400	185,436
Select Medical Corp.	19,300	314,204
SFBC International, Inc.(a)	8,600	228,416

SEE NOTES TO FINANCIAL STATEMENTS.

B65

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Health Services (cont’d.)
Sierra Health Services, Inc.(a)	10,300	$282,735
United Surgical Partners International, Inc.(a)	6,800	227,664

		1,730,999

Hospitals — 0.7%
Community Health Systems, Inc.(a)	9,600	255,168

Human Resources — 2.9%
Heidrick & Struggles International, Inc.(a)	16,100	350,980
Labor Ready, Inc.(a)	27,100	355,010
Resources Connection, Inc.(a)	10,790	294,675

		1,000,665

Index Fund — 0.9%
iShares Russell 2000 Growth Fund	5,000	296,300

Insurance — 0.5%
United National Group, Ltd. (Class “A” Stock)(a)	10,000	176,700

Internet Services — 2.0%
Ask Jeeves, Inc.(a)	15,000	271,800
EarthLink, Inc.(a)	23,900	239,000
Netflix, Inc.(a)	3,600	196,884

		707,684

Media — 0.6%
Radio One, Inc. (Class “D” Stock)(a)	10,600	204,580

Medical Products — 12.4%
Abgenix, Inc.(a)	13,000	161,980
Advanced Neuromodulation Systems, Inc.(a)	6,350	291,973
ALARIS Medical Systems, Inc.(a)	7,100	107,991
ArthroCare Corp.(a)	3,853	94,398
Celgene Corp.(a)	4,700	211,594
Connetics Corp.(a)	14,500	263,320
Cyberonics, Inc.(a)	4,900	156,849
Cypress Bioscience, Inc.(a)	9,800	148,470
Eon Labs, Inc.(a)	2,400	122,280
Gen-Probe, Inc.(a)	8,600	313,642
IDEXX Laboratories, Inc.(a)	3,500	161,980
ILEX Oncology, Inc.(a)	12,200	259,250
INAMED Corp.(a)	900	43,254
Ligand Pharmaceuticals, Inc. (Class “B” Stock)(a)	13,300	195,377
Martek Biosciences Corp.(a)	4,100	266,377
MGI Pharma, Inc.(a)	5,800	238,670
NPS Pharmaceuticals, Inc.(a)	6,900	212,106
OSI Pharmaceuticals, Inc.(a)	5,500	177,155
Pharmaceutical Resourses, Inc.(a)	1,900	123,785
POZEN, Inc.(a)	3,200	32,640
Regeneration Technologies, Inc.(a)	14,600	160,016
Serologicals Corp.(a)	6,800	126,480
Therasense, Inc.(a)	7,600	154,280
Valeant Pharmaceuticals International	12,300	309,345

		4,333,212

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Metals & Mining — 1.8%
Allegheny Technologies, Inc.	16,400	$216,808
Arch Coal, Inc.	8,100	252,477
Joy Global, Inc.	6,200	162,130

		631,415

Oil & Gas Equipment & Services — 1.8%
Airgas, Inc.	12,200	262,056
Maverick Tube Corp.(a)	9,400	180,950
National-Oilwell, Inc.(a)	8,800	196,768

		639,774

Oil & Gas Exploration & Production — 1.3%
Patterson-UTI Energy, Inc.(a)	5,800	190,936
Precision Drilling Corp. (Canada)(a)	3,400	148,512
Spinnaker Exploration Co.(a)	3,800	122,626

		462,074

Restaurants — 1.4%
P. F. Chang’s China Bistro, Inc.(a)	4,700	239,136
Panera Bread Co. (Class “A” Stock)(a)	6,600	260,898

		500,034

Retail — 4.0%
Advance Auto Parts, Inc.(a)	3,900	317,460
Guitar Center, Inc.(a)	8,500	276,930
Linens ‘n Things, Inc.(a)	8,700	261,696
PETCO Animal Supplies, Inc.(a)	8,600	261,870
Tuesday Morning Corp.(a)	9,800	296,450

		1,414,406

Semiconductor Equipment — 1.6%
Asyst Technologies, Inc.(a)	10,400	180,440
Ultratech, Inc.(a)	7,400	217,338
Vitesse Semiconductor Corp.(a)	26,400	154,968

		552,746

Telecommunication Equipment — 3.7%
Arris Group, Inc.(a)	38,400	278,016
Inet Technologies, Inc.(a)	14,700	176,400
Powerwave Technologies, Inc.(a)	32,800	250,920
REMEC, Inc.(a)	27,000	227,070
Sonus Networks, Inc.(a)	18,400	139,104
Tekelec(a)	14,250	221,587

		1,293,097

Telecommunication Services — 1.8%
Nextel Partners, Inc. (Class “A” Stock)(a)	23,400	314,730
Western Wireless Corp. (Class “A” Stock)(a)	16,300	299,268

		613,998

Trucking/Shipping — 2.3%
Central Freight Lines, Inc.(a)	3,600	63,900
Oshkosh Truck Corp.	5,000	255,150
Overnite Corp.(a)	10,400	236,600
Wabash National Corp.(a)	8,400	246,120

		801,770

SEE NOTES TO FINANCIAL STATEMENTS.

B66

SP INVESCO SMALL COMPANY GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Waste Management — 0.5%
Stericycle, Inc.(a)	4,000	$186,801

TOTAL LONG-TERM INVESTMENTS (cost $28,116,293)		32,324,784

SHORT-TERM INVESTMENT — 16.8%	Principal Amount (000)	Value (Note 2)
Repurchase Agreement
State Street Bank & Trust Co., 0.50%, 1/2/04(b) (cost $5,892,599)	$5,893	$5,892,599

TOTAL INVESTMENTS — 109.1% (cost $34,008,892; Note 6)		38,217,383
LIABILITIES IN EXCESS OF OTHER ASSETS — (9.1)%		(3,198,267)

NET ASSETS — 100%		$35,019,116

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $5,892,763 due 1/2/04. The value of the collateral including accrued interest was $6,011,322. Collateralized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B67

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 82.8%		Value (Note 2)
COMMON STOCKS	Shares
Australia — 1.1%
BHP Billiton, Ltd.	264,300	$2,427,478

Austria — 1.4%
Erste Bank der Oesterreichischen Sparkassen AG	25,308	3,127,424

Brazil — 2.8%
Petroleo Brasileiro SA, ADR(b)	100,600	2,941,544
Unibanco-Uniaode Bancos Brasileiros SA	126,300	3,151,185

		6,092,729

Finland — 1.8%
Nokia Oyj (Class “A” Stock)	224,339	3,879,520

France — 3.6%
Sanofi-Synthelabo SA	37,100	2,793,727
Societe Television Francaise 1	40,600	1,417,516
Total SA	20,023	3,722,738

		7,933,981

Germany — 3.2%
Muenchener Rueckversicherungs-Gesellschaft AG	24,742	2,999,745
SAP AG	8,440	1,417,488
Siemens AG	32,200	2,579,084

		6,996,317

Hong Kong — 2.9%
Esprit Holdings, Ltd.	1,128,188	3,749,122
Techtronic Industries Co., Ltd.	948,000	2,625,278

		6,374,400

Ireland — 1.8%
Anglo Irish Bank Corp. PLC	252,100	3,978,011

Israel — 0.3%
Teva Pharmaceutical Industries, Ltd., ADR(b)	12,300	697,533

Italy — 6.6%
Banca Nazionale Lavoro SpA(a)	1,415,800	3,384,129
Banco Popolare di Verona e Novara Scrl	212,054	3,589,507
Eni SpA	214,900	4,055,121
Telecom Italia SpA	1,135,176	3,364,859

		14,393,616

Japan — 22.5%
Aoyama Trading Co., Ltd.	176,300	3,487,506
Canon, Inc.	42,000	1,955,585
Copal Co.(b)	102,000	1,647,495
Diamond City Co., Ltd.(b)	36,700	871,527
Mitsubishi Corp.	470,000	4,981,991
Mitsubishi Tokyo Financial Group, Inc.	312	2,433,815
Mitsui Mining & Smelting Co., Ltd.	686,000	2,848,465
Nikko Exchange Traded Index Fund TOPIX	321,000	3,142,008
Nitto Denko Corp.	92,900	4,941,028
Seria Co., Ltd.	104	431,837
Shionogi & Co., Ltd.	200,000	3,724,923
Sumitomo Mitsui Financial Group, Inc.	459	2,445,544

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Sumitomo Realty & Development Co., Ltd.	434,000	$3,822,861
Taisei Corp.	925,000	3,383,409
Nomura Exchange Traded Index Fund TOPIX	320,900	3,158,995
Yahoo! Japan Corp.(a)	184	2,472,334
Yamaha Corp.(b)	179,200	3,519,791

		49,269,114

Mexico — 0.5%
Grupo Financiero BBVA Bancomer SA de CV (Class “B” Stock)(a)(b)	1,302,000	1,112,301

Netherlands — 4.5%
ASM International NV(a)(b)	171,300	3,467,112
IHC Caland NV	38,800	2,104,437
ING Groep NV	183,700	4,284,320

		9,855,869

South Korea — 1.4%
Samsung Electronics Co., Ltd.	8,000	3,028,116

Spain — 2.4%
Antena 3 Television, SA(a)	370	16,307
Banco Popular Espanol SA(b)	53,719	3,204,977
Telefonica SA	136,906	2,010,070

		5,231,354

Switzerland — 6.7%
Nobel Biocare Holding AG	43,700	4,425,652
Roche Holding AG	53,000	5,346,068
UBS AG	71,500	4,896,746

		14,668,466

United Kingdom — 19.3%
AstraZeneca PLC	81,700	3,919,644
Barclays PLC	499,700	4,457,039
COLT Telecom Group PLC(a)	987,100	1,674,288
Exel PLC	342,500	4,527,942
HSBC Holdings PLC	214,100	3,365,123
Man Group PLC	97,660	2,554,210
Reckitt Benckiser PLC	270,516	6,121,104
Smith & Nephew PLC	206,600	1,735,499
Tesco PLC	1,279,113	5,901,974
Vodafone Group PLC	3,306,097	8,197,003

		42,453,826

TOTAL LONG-TERM INVESTMENTS (cost $145,467,185)		181,520,055

SHORT-TERM INVESTMENT — 21.2%
MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $46,587,640; Note 4)(c)	46,587,640	46,587,640

TOTAL INVESTMENTS — 104.0% (cost $192,054,825)		228,107,695
LIABILITIES IN EXCESS OF OTHER ASSETS — (4.0)%		(8,839,703)

TOTAL NET ASSETS — 100.0%		$219,267,992

SEE NOTES TO FINANCIAL STATEMENTS.

B68

SP JENNISON INTERNATIONAL GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

The industry classification of portfolio holdings and other liabilities in excess of assets shown as a percentage of net assets as of December 31, 2003 was as follows:

Mutual Fund	21.2%
Commercial Banks	15.6%
Pharmaceuticals	7.5%
Oil & Gas	4.9%
Wireless Telecommunication Services	3.7%
Capital Markets	3.4%
Specialty Retail	3.3%
Diversified Telecommunications	3.2%
Semiconductors & Semiconductor Equipment	3.0%
Exchange Traded Funds	2.9%
Health Care Equipment & Supplies	2.8%
Household Products	2.8%
Food & Staples Retailing	2.7%
Metals & Mining	2.4%
Leisure Equipment & Products	2.4%
Trading Companies & Distributions	2.3%
Chemicals	2.2%
Real Estate	2.1%
Air Freight & Couriers	2.1%
Diversified Financial Services	1.9%
Communications Equipment	1.8%
Construction & Engineering	1.5%
Insurance	1.4%
Household Durables	1.2%
Industrial Conglomerates	1.2%
Internet Software & Services	1.1%
Energy Equipment & Services	1.0%
Office Electronics	0.9%
Media	0.7%
Software	0.6%
Multiline Retail	0.2%

104.0%
Other liabilities in excess of assets	(4.0)%

100.0%

The following abbreviation is used in the portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $14,109,729; cash collateral of $14,887,349 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

B69

SP LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 99.4%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.2%
Lamar Advertising Co.(a)	3,700	$138,084

Aerospace/Defense — 2.1%
Goodrich Corp.	4,900	145,481
Lockheed Martin Corp.	9,300	478,020
Northrop Grumman Corp.	5,800	554,480
Raytheon Co.	4,700	141,188
United Technologies Corp.	2,200	208,494

		1,527,663

Airlines — 0.3%
JetBlue Airways Corp.(a)	2,850	75,582
Southwest Airlines Co.	6,600	106,524

		182,106

Appliances & Home Furnishings — 0.6%
American Standard Cos., Inc.(a)	4,000	402,800

Automobiles & Trucks — 1.3%
American Axle & Manufacturing Holdings, Inc.(a)	7,300	295,066
International Speedway Corp. (Class “A” Stock)	2,200	98,252
Keystone Automotive Industries, Inc.(a)	4,100	103,976
Lear Corp.	5,100	312,783
Navistar International Corp.(a)	3,500	167,615

		977,692

Banks and Savings & Loans — 12.4%
Bank of America Corp.	22,400	1,801,632
Bank of New York Co., Inc.	19,100	632,592
Bank One Corp.	21,600	984,744
Banknorth Group, Inc.	7,000	227,710
City National Corp.	3,500	217,420
Fifth Third Bancorp	5,000	295,500
FleetBoston Financial Corp.	10,718	467,841
Golden West Financial Corp.	4,100	423,079
M&T Bank Corp.	2,300	226,090
New York Community Bancorp, Inc.	6,100	232,105
Popular, Inc.	4,900	220,206
Sovereign Bancorp, Inc.	19,600	465,500
Synovus Financial Corp.	4,000	115,680
U.S. Bancorp	12,800	381,184
UnionBanCal Corp.	1,800	103,572
Wachovia Corp.	12,000	559,080
Wells Fargo & Co.	25,800	1,519,362
Zions Bancorporation	2,200	134,926

		9,008,223

Chemicals — 2.6%
Cytec Industries, Inc.(a)	3,600	138,204
Dow Chemical Co. (The)	22,000	914,540
E.I. du Pont de Nemours & Co.	2,800	128,492
Georgia Gulf Corp.	2,800	80,864
Millennium Chemicals, Inc.	16,000	202,880
Praxair, Inc.	12,200	466,040

		1,931,020

Commercial Services — 0.8%
Affiliated Computer Services, Inc. (Class “A” Stock)(a)	2,400	130,704

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Commercial Services (cont’d.)
ChoicePoint, Inc.(a)	4,600	$175,214
First Data Corp.	3,500	143,815
Paychex, Inc.	4,500	167,400

		617,133

Construction & Housing — 0.9%
Martin Marietta Materials, Inc.	2,900	136,213
Pulte Homes, Inc.	3,200	299,584
SCP Pool Corp.(a)	6,600	215,688

		651,485

Containers — 0.5%
Pactiv Corp.(a)	16,500	394,350

Diversified Consumer Products — 2.7%
Alberto-Culver Co.	2,800	176,624
Colgate-Palmolive Co.	2,900	145,145
Fortune Brands, Inc.	4,400	314,556
Gillette Co.	12,100	444,433
Procter & Gamble Co.	9,000	898,920

		1,979,678

Diversified Operations — 2.3%
3M Co.	5,300	450,659
Eaton Corp.	2,100	226,758
Honeywell International, Inc.	12,400	414,532
ITT Industries, Inc.	2,400	178,104
Pentair, Inc.	9,000	411,300

		1,681,353

Drugs & Medical Supplies — 3.6%
Abbott Laboratories	4,400	205,040
Angiotech Pharmaceuticals, Inc.(a)	4,900	225,400
AstraZeneca PLC, ADR (United Kingdom)	2,200	106,436
Becton, Dickinson & Co.	6,000	246,840
Invitrogen Corp.(a)	2,500	175,000
Merck & Co., Inc.	20,400	942,480
Novartis AG ADR (Switzerland)	2,200	100,958
Schering-Plough Corp.	25,700	446,923
Wyeth	3,800	161,310

		2,610,387

Electronics — 1.5%
Avnet, Inc.(a)	15,000	324,900
Emerson Electric Co.	2,100	135,975
Hughes Electronics Corp.(a)	16,135	267,035
National Semiconductor Corp.(a)	3,100	122,171
Texas Instruments, Inc.	8,100	237,978

		1,088,059

Financial Services — 12.2%
Bear Stearns & Cos., Inc. (The)	2,800	223,860
CIT Group, Inc.	5,700	204,915
Citigroup, Inc.	73,074	3,547,012
Countrywide Financial Corp.	4,133	313,513
Federated Investors, Inc. (Class “B” Stock)	4,700	137,992
Goldman Sachs Group, Inc	1,700	167,841
J.P. Morgan Chase & Co.	19,500	716,235
Lehman Brothers Holdings, Inc.	6,100	471,042

SEE NOTES TO FINANCIAL STATEMENTS.

B70

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Financial Services (cont’d.)
MBIA, Inc.	8,000	$473,840
MBNA Corp.	5,950	147,858
Merrill Lynch & Co., Inc.	19,500	1,143,675
Morgan Stanley	19,900	1,151,613
National Commerce Financial Corp.	6,800	185,504

		8,884,900

Food & Beverage — 2.3%
Dean Foods Co.(a)	5,300	174,211
Hershey Foods Corp.	400	30,796
J.M. Smucker Co. (The)	3,600	163,044
Kellogg Co.	3,300	125,664
McCormick & Co., Inc.	5,600	168,560
McDonald’s Corp.	29,100	722,553
Outback Steakhouse, Inc.	2,200	97,262
Sysco Corp.	4,300	160,089

		1,642,179

Healthcare Service — 1.5%
Aetna, Inc.	3,200	216,256
Coventry Health Care, Inc.(a)	3,000	193,470
Humana, Inc.(a)	12,300	281,055
UnitedHealth Group, Inc.	6,900	401,442

		1,092,223

Index Fund — 0.6%
iShares Russell 1000 Value Index Fund	7,200	420,264

Industrial Technology — 0.6%
Kennametal, Inc.	2,000	79,500
Parker-Hannifin Corp.	5,500	327,250

		406,750

Insurance — 6.1%
AFLAC, Inc.	6,700	242,406
Allstate Corp.	18,500	795,870
AMBAC Financial Group, Inc.	3,950	274,090
American International Group, Inc.	19,000	1,259,320
Fidelity National Financial, Inc.	4,600	178,388
Hartford Financial Services Group, Inc.	7,900	466,337
MetLife, Inc.	21,700	730,639
Nationwide Financial Services, Inc. (Class “A” Stock)	4,300	142,158
Old Republic International Corp.	12,750	323,340
Travelers Property Casualty Corp. (Class “B” Stock)	3,363	57,070

		4,469,618

Leisure — 0.2%
Mandalay Resort Group	3,300	147,576

Machinery — 0.9%
AGCO Corp.(a)	5,200	104,728
Caterpillar, Inc.	2,800	232,456
Cummins, Inc.	3,300	161,502
Terex Corp.(a)	5,100	145,248

		643,934

Media — 7.2%
Cablevision Systems New York Group (Class “A” Stock)(a)	10,100	236,239

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Media (cont’d.)
Clear Channel Communications, Inc.	12,600	$590,058
Comcast Corp. (Class “A” Stock)(a)	5,037	165,566
E.W. Scripps Co. (The) (Class “A” Stock)	1,600	150,624
EchoStar Communications Corp. (Class “A” Stock)(a)	6,300	214,200
Fox Entertainment Group, Inc. (Class “A” Stock)(a)	9,600	279,840
Liberty Media Corp. (Class “A” Stock)(a)	15,300	181,917
News Corp. Ltd., ADR (Australia)	1,805	54,591
Time Warner, Inc.(a)	69,200	1,244,908
Tribune Co.	5,600	288,960
Univision Communications, Inc. (Class “A” Stock)(a)	4,300	170,667
Viacom, Inc. (Class “B” Stock)	18,400	816,592
Walt Disney Co. (The)	29,500	688,235
Washington Post Co. (The) (Class “B” Stock)	200	158,280

		5,240,677

Metal & Minerals — 3.0%
Alcan, Inc. (Canada)	10,000	469,500
Alcoa, Inc.	9,900	376,200
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	5,500	231,715
Nucor Corp.	4,300	240,800
Peabody Energy Corp.	4,200	175,182
Phelps Dodge Corp.(a)	7,100	540,239
Precision Castparts Corp.	3,900	177,099

		2,210,735

Oil & Gas — 11.2%
Apache Corp.	3,600	291,960
Burlington Resources, Inc.	4,000	221,520
Chesapeake Energy Corp.	13,800	187,404
ChevronTexaco Corp.	16,664	1,439,603
ConocoPhillips	11,699	767,103
Devon Energy Corp.	3,900	223,314
Equitable Resources, Inc.	4,600	197,432
Exxon Mobil Corp.	94,300	3,866,300
Occidental Petroleum Corp.	11,300	477,312
Pioneer Natural Resources Co.(a)	4,900	156,457
Pride International, Inc.(a)	7,300	136,072
Schlumberger, Ltd.	2,600	142,272
Smith International, Inc.(a)	600	24,912

		8,131,661

Real Estate Investment Trust — 3.0%
Apartment Investment & Management Co. (Class “A” Stock)	4,300	148,350
CBL & Associates Properties, Inc.	2,500	141,250
CenterPoint Properties Trust	3,500	262,150
Developers Diversified Realty Corp.	5,700	191,349
Equity Residential	6,100	180,011
ProLogis	6,100	195,749
Public Storage, Inc.	7,400	321,086
Reckson Associates Realty Corp.	8,400	204,120
Simon Property Group, Inc.	7,300	338,282

SEE NOTES TO FINANCIAL STATEMENTS.

B71

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Real Estate Investment Trust (cont’d.)
Vornado Realty Trust	3,400	$186,150

		2,168,497

Retail — 2.3%
Big Lots, Inc.(a)	5,800	82,418
CVS Corp.	17,400	628,488
Foot Locker, Inc.	7,200	168,840
Liz Claiborne, Inc.	4,600	163,116
Nordstrom, Inc.	4,100	140,630
Office Depot, Inc.(a)	10,500	175,455
Safeway, Inc.(a)	10,100	221,291
Saks, Inc.(a)	8,200	123,328

		1,703,566

Technology — 3.4%
Ceridian Corp.(a)	6,400	134,016
Computer Sciences Corp.(a)	4,600	203,458
Dell, Inc.(a)	5,300	179,988
DST Systems, Inc.(a)	3,400	141,984
Hewlett-Packard Co.	20,000	459,400
International Business Machines Corp. (IBM)	8,900	824,852
Maxtor Corp.(a)	10,700	118,770
Storage Technology Corp.(a)	5,000	128,750
Sun Microsystems, Inc.(a)	60,500	271,645

		2,462,863

Telecommunications — 6.9%
ALLTEL Corp.	5,200	242,216
Avaya, Inc.(a)	12,600	163,044
BellSouth Corp.	21,500	608,450
CenturyTel, Inc.	5,900	192,458
CIENA Corp.(a)	17,000	112,880
Motorola, Inc.	9,700	136,479
Nextel Communications, Inc. (Class “A” Stock)(a)	5,600	157,136
Qwest Communications International, Inc.(a)	43,300	187,056
SBC Communications, Inc.	55,900	1,457,313
Scientific — Atlanta, Inc.	5,300	144,690
Verizon Communications, Inc.	46,900	1,645,252

		5,046,974

Tobacco — 0.4%
Altria Group, Inc.	6,000	326,520

Transportation — 1.0%
CSX Corp.	700	25,158

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Transportation (cont’d.)
Norfolk Southern Corp.	11,300	$267,245
Union Pacific Corp.	6,300	437,724

		730,127

Utility – Electric — 4.2%
Allegheny Energy, Inc.(a)	12,800	163,328
Ameren Corp.	5,200	239,200
Dominion Resources, Inc.	6,900	440,427
Exelon Corp.	2,400	159,264
FirstEnergy Corp.	9,200	323,840
FPL Group, Inc.	4,600	300,932
KeySpan Corp.	4,400	161,920
PG&E Corp.(a)	10,600	294,362
PPL Corp.	6,600	288,750
SCANA Corp.	4,100	140,425
TXU Corp.	10,900	258,548
Wisconsin Energy Corp.	3,600	120,420
Xcel Energy, Inc.	11,000	186,780

		3,078,196

Waste Management — 0.6%
Republic Services, Inc.	8,400	215,292
Waste Management, Inc.	8,600	254,560

		469,852

TOTAL LONG-TERM INVESTMENTS (cost $63,946,975)		72,467,145

SHORT-TERM INVESTMENT — 1.0%

	Principal Amount (000)
Repurchase Agreement
State Street Bank & Trust Co. 0.50%, 1/2/04(b) (cost $740,067)	$740	740,067

TOTAL INVESTMENTS — 100.4% (cost $64,687,042; Note 6)		73,207,212
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(324,532)

NET ASSETS — 100%		$72,882,680

The following abbreviation is used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.
(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $740,088 due 1/2/04. The value of the collateral including accrued interest was $757,094. Collateralized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B72

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 96.0%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.7%
Getty Images, Inc.(a)	720	$36,094
Lamar Advertising Co.(a)	2,700	100,764

		136,858

Aerospace/Defense — 0.8%
Lockheed Martin Corp.	3,310	170,134

Airlines — 0.1%
Southwest Airlines Co.	1,300	20,982

Banks and Savings & Loans — 2.3%
Bank of New York Co., Inc. (The)	2,290	75,845
Mellon Financial Corp.	9,330	299,586
Northern Trust Corp.	1,890	87,734

		463,165

Chemicals — 0.9%
Air Products & Chemicals, Inc.	1,940	102,490
Lyondell Chemical Co.	4,690	79,496

		181,986

Computers — 1.6%
Dell, Inc.(a)	4,260	144,670
International Business Machines Corp. (IBM)	2,000	185,360

		330,030

Computer Services — 5.7%
Avid Technology, Inc.(a)	590	28,320
BEA Systems, Inc.(a)	3,240	39,852
BISYS Group, Inc. (The)(a)	3,440	51,187
DST Systems, Inc.(a)	1,260	52,618
Manhattan Associates, Inc.(a)	490	13,544
Mercury Interactive Corp.(a)	2,050	99,712
Microsoft Corp.	22,556	621,192
Oracle Corp.(a)	7,269	95,951
SunGard Data Systems, Inc.(a)	720	19,951
VERITAS Software Corp.(a)	3,796	141,059

		1,163,386

Containers & Packaging — 1.3%
Owens-Illinois, Inc.(a)	13,900	165,271
Smurfit-Stone Container Corp.(a)	5,090	94,521

		259,792

Cosmetics/Toiletries — 1.5%
Avon Products, Inc.	1,370	92,461
Kimberly-Clark Corp.	3,490	206,224

		298,685

Diversified Manufacturing Operations — 5.4%
Cooper Industries Ltd. (Class “A” Stock)	700	40,551
Danaher Corp.	420	38,535
Eaton Corp.	110	11,878
General Electric Co.	11,070	342,949
Illinois Tool Works, Inc.	620	52,024
Newell Rubbermaid, Inc.	10,130	230,660
Tyco International Ltd.	14,500	384,250

		1,100,847

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Drugs & Medical Supplies — 12.3%
Abbott Laboratories	2,110	$98,326
Amgen, Inc.(a)	1,250	77,250
Applera Corp.-Applied Biosystems Group	2,240	46,390
Baxter International, Inc.	5,871	179,183
Eli Lilly & Co.	1,340	94,242
Genzyme Corp.(a)	1,639	80,868
Gilead Sciences, Inc.(a)	2,800	162,792
Johnson & Johnson	9,030	466,490
Medtronic, Inc.	1,620	78,748
Merck & Co., Inc.	5,230	241,626
Pfizer, Inc.	13,926	492,006
Schering-Plough Corp.	22,635	393,623
Wyeth	2,300	97,635

		2,509,179

Electronic Components — 2.2%
Amphenol Corp. (Class “A” Stock)(a)	400	25,572
Emerson Electric Co.	720	46,620
Flextronics International Ltd. (Singapore)(a)	4,410	65,444
Molex, Inc.	1,750	61,058
Parker Hannifin Corp.	520	30,940
Synopsys, Inc.(a)	1,130	38,149
Texas Instruments, Inc.	3,330	97,835
Thermo Electron Corp.(a)	3,090	77,868

		443,486

Financial Services — 8.6%
American Express Co.	3,480	167,840
Citigroup, Inc.	8,819	428,074
Fannie Mae	700	52,542
FleetBoston Financial Corp.	2,580	112,617
Freddie Mac	3,620	211,118
Goldman Sachs Group, Inc.	1,250	123,413
JPMorgan	3,240	119,005
MBNA Corp.	3,550	88,218
Merrill Lynch & Co., Inc.	6,060	355,419
PNC Financial Services Group	1,300	71,149
SLM Corp.	220	8,290

		1,737,685

Food & Beverage — 0.4%
PepsiCo, Inc.	1,850	86,247

Hospital Management — 0.6%
Tenet Healthcare Corp.(a)	7,430	119,251

Insurance — 5.7%
ACE Ltd. (Cayman Islands)	1,720	71,242
Allstate Corp.	5,930	255,109
American International Group, Inc.	2,950	195,526
Hartford Financial Services Group, Inc. (The)	5,498	324,547
Marsh & McLennan Companies, Inc.	1,130	54,116
Montpelier Re Holdings, Ltd. (Bermuda)	10	367
Travelers Property Casualty Corp. (Class “A” Stock)	11,130	186,761
UnumProvident Corp.	2,390	37,690

SEE NOTES TO FINANCIAL STATEMENTS.

B73

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Insurance (cont’d.)
XL Capital, Ltd. (Class “A” Stock) (Bermuda)	490	$38,000

		1,163,358

Internet — 1.9%
Akamai Technologies, Inc.(a)	4,780	51,385
InterActiveCorp(a)	3,470	117,737
Monster Worldwide, Inc.(a)	2,000	43,920
Network Associates, Inc.(a)	11,670	175,517

		388,559

Leisure — 0.7%
Carnival Corp.	730	29,003
Hilton Hotels Corp.	5,005	85,736
Starwood Hotels & Resorts Worldwide, Inc.	830	29,855

		144,594

Media — 7.7%
Clear Channel Communications, Inc.	3,070	143,768
ComCast Corp. (Class “A” Stock)(a)	13,540	423,531
Cox Communications, Inc. (Class “A” Stock)(a)	1,160	39,962
Entercom Communications Corp.(a)	620	32,835
New York Times Co. (The) (Class “A” Stock)	1,670	79,809
Time Warner, Inc.(a)	3,160	56,849
Univision Communications, Inc. (Class “A” Stock)(a)	2,010	79,777
Viacom, Inc. (Class “B” Stock)	13,735	609,559
Walt Disney Co. (The)	45	1,050
Westwood One, Inc.(a)	3,080	105,367

		1,572,507

Metals — 1.0%
Alcoa, Inc.	5,480	208,240

Networking Products — 2.0%
Cisco Systems, Inc.(a)	13,710	333,016
Foundry Networks, Inc.(a)	1,840	50,342
Juniper Networks, Inc.(a)	1,540	28,767

		412,125

Oil – Exploration & Production — 4.9%
Devon Energy Corp.	2,930	167,772
GlobalSantaFe Corp.	11,900	295,477
NiSource, Inc.	6,130	134,492
Noble Corp. (Cayman Islands)(a)	7,740	276,937
Occidental Petroleum Corp.	2,840	119,962

		994,640

Oil & Gas Services — 3.0%
BJ Services Co.(a)	4,040	145,036
Calpine Corp.(a)	42,340	203,655
Cooper Cameron Corp.(a)	2,760	128,616
Schlumberger Ltd.	2,440	133,517

		610,824

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Paper & Forest Products — 0.8%
Boise Cascade Corp.	850	$27,931
Bowater, Inc.	2,810	130,131

		158,062

Restaurants — 0.8%
McDonald’s Corp.	3,020	74,987
Outback Steakhouse, Inc.	2,000	88,420

		163,407

Retail — 8.1%
Chico’s FAS, Inc.(a)	60	2,217
CVS Corp.	1,700	61,404
Home Depot, Inc.	5,450	193,420
Hot Topic, Inc.(a)	1,100	32,406
Kohl’s Corp.(a)	3,000	134,820
Kroger Co.(a)	12,110	224,156
Pier 1 Imports, Inc.	1,240	27,106
Reebok International Ltd.	2,380	93,582
Rite Aid Corp.(a)	10,770	65,051
Sears, Roebuck & Co.	5,995	272,713
Staples, Inc.(a)	2,750	75,075
Target Corp.	4,510	173,184
TJX Companies, Inc.	2,190	48,290
Wal-Mart Stores, Inc.	2,890	153,314
Walgreen Co.	1,340	48,749
Williams-Sonoma, Inc.(a)	1,270	44,158

		1,649,645

Semiconductors — 3.5%
Analog Devices, Inc.	3,340	152,471
Linear Technology Corp.	1,760	74,043
Marvell Technology Group Ltd. (Bermuda)(a)	1,970	74,722
Maxim Integrated Products, Inc.	1,600	79,680
Microchip Technology, Inc.	2,500	83,400
Novellus Systems, Inc.(a)	1,690	71,064
PMC-Sierra, Inc.(a)	2,770	55,816
Xilinx, Inc.(a)	3,000	116,220

		707,416

Telecommunications — 9.6%
ADTRAN, Inc.	4,060	125,860
Amdocs Ltd. (Channel Islands)(a)	1,640	36,867
AT&T Corp.	14,720	298,816
AT&T Wireless Services, Inc.(a)	58,870	470,372
Corning, Inc.(a)	4,800	50,064
EchoStar Communications Corp. (Class “A” Stock)(a)	1,160	39,440
Nokia Oyj, ADR (Finland)(a)	5,350	90,950
Nortel Networks Corp. (Canada)(a)	17,250	72,968
QUALCOMM, Inc.	340	18,336
Sprint Corp. (PCS Group)(a)	6,110	34,338
Telephone and Data Systems, Inc.	3,200	200,160
Verizon Communications, Inc.	14,490	508,309
Winstar Communications, Inc.(a)	930	1

		1,946,481

SEE NOTES TO FINANCIAL STATEMENTS.

B74

SP MFS CAPITAL OPPORTUNITIES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Trucking/Shipping — 0.8%
FedEx Corp.	1,380	$93,150
United Parcel Service, Inc. (Class “B” Stock)	850	63,367

		156,517

Utilities – Electric — 1.1%
FirstEnergy Corp.	1,100	38,720
TXU Corp.	7,370	174,816

		213,536

TOTAL LONG-TERM INVESTMENTS (cost $17,087,413)		19,511,624

SHORT-TERM INVESTMENT — 4.4%	Principal Amount (000)	Value (Note 2)
Repurchase Agreement
State Street Bank & Trust Co. 0.50%, 1/2/04(b) (cost $881,021)	$881	$881,021

TOTAL INVESTMENTS — 100.4% (cost $17,968,434; Note 6)		20,392,645
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.4)%		(75,256)

NET ASSETS — 100%		$20,317,389

The following abbreviation is used in portfolio description:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $881,045 due 1/2/04. The value of the collateral including accrued interest was $903,465, collaterized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B75

SP MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 100.1%		Value (Note 2)
COMMON STOCKS	Shares
Airlines — 0.7%
JetBlue Airways Corp.(a)	16,000	$424,320

Apparel — 4.0%
Coach, Inc.(a)	46,500	1,755,375
Pacific Sunwear of California, Inc.(a)	27,500	580,800

		2,336,175

Biotechnology — 1.2%
Martek Biosciences Corp.(a)	11,000	714,670

Building & Construction — 1.9%
KB HOME	15,300	1,109,556

Computers — 2.1%
Apple Computer, Inc.(a)	25,000	534,250
Western Digital Corp.(a)	60,000	707,400

		1,241,650

Computer Services — 5.9%
Lexar Media, Inc.(a)	34,700	604,821
Maxtor Corp.(a)	44,400	492,840
Research In Motion Ltd.(a)	11,700	781,911
SanDisk Corp.(a)	16,500	1,008,810
Unisys Corp.(a)	41,000	608,850

		3,497,232

Drugs & Medical Supplies — 13.0%
ALARIS Medical, Inc.(a)	42,000	638,820
Beckman Coulter, Inc.	5,100	259,233
Celgene Corp.(a)	16,150	727,073
Connetics Corp.(a)	6,000	108,960
Gen-Probe, Inc.(a)	22,000	802,340
IDEXX Laboratories, Inc.(a)	15,000	694,200
ILEX Oncology, Inc.(a)	7,000	148,750
IVAX Corp.(a)	24,500	585,060
Pharmaceutical Resources, Inc.(a)	10,000	651,500
Sepracor, Inc.(a)	26,700	638,931
St. Jude Medical, Inc.(a)	7,000	429,450
Stryker Corp.	8,000	680,080
Zimmer Holdings, Inc.(a)	18,500	1,302,400

		7,666,797

Electronics — 5.0%
Garmin Ltd.	8,100	441,288
Harman International Industries, Inc.	27,900	2,064,042
PerkinElmer, Inc.	26,500	452,355

		2,957,685

Financial Services — 1.6%
Ameritrade Holding Corp.(a)	66,300	932,841

Healthcare Services — 3.7%
Humana, Inc.(a)	45,500	1,039,675
Laboratory Corp. of America Holdings(a)	16,500	609,675
Odyssey Healthcare, Inc.(a)	19,000	555,940

		2,205,290

Internet — 7.5%
Priceline.com, Inc.(a)	30,000	537,000
Symantec Corp.(a)	48,800	1,690,920
United Online, Inc.(a)	20,600	345,874

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Internet (cont’d.)
VeriSign, Inc.(a)	40,000	$652,000
Yahoo!, Inc.(a)	26,600	1,201,522

		4,427,316

Leisure — 2.3%
GTECH Holdings Corp.	12,700	628,523
International Game Technology	20,500	731,850

		1,360,373

Media — 1.3%
Fox Entertainment Group, Inc. (Class “A” Stock)(a)	25,400	740,410

Mining — 1.1%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	15,200	640,376

Networking Products — 6.1%
Foundry Networks, Inc.(a)	67,000	1,833,120
Juniper Networks, Inc.(a)	94,900	1,772,732

		3,605,852

Oil & Gas Exploration & Production — 3.8%
Apache Corp.	11,975	971,173
EOG Resources, Inc.	10,400	480,168
Halliburton Co.	16,000	416,000
Pogo Producing Co.	8,100	391,230

		2,258,571

Paper & Paper Products — 1.2%
Georgia-Pacific Corp.	24,100	739,147

Personal Products — 1.9%
Energizer Holdings, Inc.(a)	14,500	544,620
Estee Lauder Cos, Inc. (Class “A” Stock)	14,000	549,640

		1,094,260

Restaurants — 3.0%
Applebee’s International, Inc.	18,000	706,860
McDonald’s Corp.	23,800	590,954
P. F. Chang’s China Bistro, Inc.(a)	9,000	457,920

		1,755,734

Retail — 4.4%
Amazon.com, Inc.(a)	20,000	1,052,800
Chico’s FAS, Inc.(a)	24,000	886,800
Fortune Brands, Inc.	8,900	636,261

		2,575,861

Schools — 3.8%
Apollo Group, Inc. (Class “A” Stock)(a)	16,000	1,088,000
ITT Educational Services, Inc.(a)	24,000	1,127,280

		2,215,280

Semiconductors — 7.1%
Advanced Micro Devices, Inc.(a)	72,600	1,081,740
Amkor Technology, Inc.(a)	33,300	606,393
ATI Technologies, Inc.(a)	30,000	453,600
Conexant Systems, Inc.(a)	62,000	308,140
GlobespanVirata, Inc.(a)	22,700	133,476
LSI Logic Corp.(a)	52,900	469,223
National Semiconductor Corp.(a)	16,000	630,560
QLogic Corp.(a)	10,000	516,000

		4,199,132

SEE NOTES TO FINANCIAL STATEMENTS.

B76

SP MID-CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Software — 7.4%
Adobe Systems, Inc.	13,300	$522,690
Citrix Systems, Inc.(a)	25,500	540,855
Cognos, Inc.(a)	12,600	385,812
Electronic Arts, Inc.(a)	28,000	1,337,840
Novell, Inc.(a)	87,000	915,240
Pixar, Inc.(a)	9,500	658,255

		4,360,692

Telecommunications — 7.3%
ADTRAN, Inc.	23,000	713,000
Corning, Inc.(a)	100,000	1,043,000
EchoStar Communications Corp. (Class “A” Stock)(a)	8,600	292,400
Nextel Communications, Inc. (Class “A” Stock)(a)	53,500	1,501,210
Scientific-Atlanta, Inc.	16,500	450,450
Sonus Networks, Inc.(a)	36,800	278,208

		4,278,268

Toys — 1.9%
Hasbro, Inc.	35,000	744,800
Marvel Enterprises, Inc.(a)	12,000	349,320

		1,094,120

Transport Services — 0.9%
J.B. Hunt Transport Services, Inc.(a)	20,000	540,200

TOTAL LONG-TERM INVESTMENTS (cost $49,117,835)		58,971,808

SHORT-TERM INVESTMENT — 2.1%	Principal Amount (000)	Value (Note 2)
Repurchase Agreement
State Street Bank & Trust Co. Repurchase Agreement 0.50%, 1/2/04(b) (cost $1,260,918)	$1,261	1,260,918

TOTAL INVESTMENTS — 102.2% (cost $50,378,753; Note 6)		60,232,726
LIABILITIES IN EXCESS OF OTHER ASSETS — (2.2)%		(1,325,049)

NET ASSETS — 100%		$58,907,677

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $1,260,953 due 1/2/04. The value of the collateral including accrued interest was $1,286,740. Collateralized by United States Treasury or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

B77

SP PIMCO TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 43.7% LONG-TERM BONDS — 43.7%	Moody’s Rating (Unaudited)		Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

ASSET BACKED SECURITIES — 0.1%
Block Mortgage Finance, Inc., Series 1998-2(b)	Aaa		1.32%	08/25/28	$112	$111,242
Brazos Student Loan Finance Corp., Series 1998-A(b)	Aaa		1.91%	06/01/23	314	317,237
First Nationwide Trust, Series 2001-4	AAA	(c)	8.50%	08/25/31	61	61,914
Wells Fargo Mortgage Backed Securities Trust, Series 2001-25(b)	Aaa		6.37%	10/25/31	91	91,238

						581,631

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.1%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-05(b)	Aaa		5.98%	06/25/32	910	942,295
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11(b)	Aaa		5.65%	02/25/33	1,442	1,452,686
Countrywide Home Loans, Series 2002-7(b)	Aaa		5.51%	05/19/32	274	282,081
Federal Home Loan Mortgage Corp., Series 2504	AAA	(c)	5.25%	04/15/26	700	704,069
Federal Home Loan Mortgage Corp., Series 2535	AAA	(c)	5.00%	09/15/16	3,875	3,990,060
Federal National Mortgage Association, Series 2001-13	AAA	(c)	6.00%	12/25/28	172	173,577
Federal National Mortgage Association, Series 2001-29	AAA	(c)	6.50%	06/01/31	353	369,219
Federal National Mortgage Association, Series 2002-16	AAA	(c)	5.50%	07/25/29	532	533,406
Federal National Mortgage Association, Series 2002-9	AAA	(c)	6.00%	07/25/28	611	612,942
Federal National Mortgage Association, Series 2003-W1	AAA	(c)	6.50%	12/25/42	1,814	1,926,216
G-Wing, Ltd., Series 2001-WH1A(b)	BBB	(c)	3.82%	11/06/11	146	144,949
Government Lease Trust, Series 1999-C1A	NR		4.00%	05/18/11	1,500	1,422,112
Government National Mortgage Association, Series 2000-14(b)	Aaa		1.80%	02/16/30	80	80,343
Homeside Mortgage Securities Trust, Series 2001-1(b)	Aaa	(c)	1.35%	01/20/27	148	146,429
Indymac Arm Trust, Series 2001-H2(b)	Aaa		6.697%	01/25/31	63	64,314
Master Asset Securitization Trust, Series 2003-7	AAA	(c)	5.50%	09/25/33	5,898	5,872,841
Mellon Residential Funding Corp., Series 1999-TBC2(b)	NR		3.79%	07/25/29	99	98,611
Mortgage Capital Funding, Inc., Series 1996-MC1	AAA	(c)	7.90%	02/15/06	232	253,149
Residential Asset Securitization Trust, Series 1999-A8	Aaa		7.875%	01/25/30	57	57,808
Residential Funding Mortgage Securities I, Series 2003-S9	Aaa		6.50%	03/25/32	2,345	2,417,672
Structured Asset Mortgage Investments, Inc., Series 1999-1(b)	AAA	(c)	6.53%	06/25/29	129	132,353
Washington Mutual, Inc., Series 2002-AR2(b)	Aaa		3.159%	02/27/34	2,526	2,565,857
Washington Mutual, Inc., Series 2003-AR1(b)	Aaa		5.43%	02/25/33	1,495	1,522,461

						25,765,450

CORPORATE BONDS — 5.1%
Airlines
United Air Lines, Inc., Pass-Through Certs. Series A-4(a)	Ca		9.21%	01/21/17	200	81,616

Financial Services — 2.3%
CIT Group, Inc., M.T.N.(b)	A2		2.67%	03/01/04	1,250	1,252,794
Ford Motor Credit Co.	A3		6.70%	07/16/04	4,000	4,102,772
Ford Motor Credit Co.	A3		7.25%	10/25/11	2,250	2,440,269
Ford Motor Credit Co., M.T.N.(b)	A3		1.98%	03/08/04	1,700	1,701,106
General Motors Acceptance Corp.	A3		6.875%	09/15/11	2,500	2,692,818
General Motors Acceptance Corp., M.T.N.(b)	A3		1.52%	07/21/04	1,000	1,000,138
General Motors Acceptance Corp., M.T.N.(b)	A3		2.41%	10/20/05	2,600	2,619,523
PEMEX Master Trust	Baa1		7.375%	12/15/14	300	320,250
PEMEX Master Trust	Baa1		8.625%	02/01/22	500	553,750
PEMEX Master Trust	Baa1		9.125%	10/13/10	2,000	2,375,000

						19,058,420

Metals & Mining — 0.5%
Alcan Corp.(b)	Baa1		1.43%	12/08/04	4,000	3,989,536

Oil & Gas — 0.8%
El Paso Corp.	Caa1		7.00%	05/15/11	200	184,500
El Paso Corp.	Caa1		7.125%	05/06/09	EUR1,200	1,362,259
El Paso Energy Corp., M.T.N.	Caa1		7.75%	01/15/32	$2,240	1,909,600

SEE NOTES TO FINANCIAL STATEMENTS.

B78

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Oil & Gas (cont’d.)
El Paso Energy Corp., M.T.N.	Caa1	7.80%	08/01/31	$1,250	$1,064,062
Petroleos Mexicanos, (Mexico)	Baa1	9.25%	03/30/18	1,700	1,980,500
The Williams Cos., Inc.	B3	7.50%	01/15/31	500	506,250

					7,007,171

Telecommunications — 0.5%
AT&T Corp.(f)	Baa2	8.05%	11/15/11	500	575,490
Qwest Capital Funding, Inc.	Caa2	7.25%	02/15/11	200	197,000
Qwest Corp.	Ba3	8.875%	03/15/12	2,650	3,040,875

					3,813,365

Utility – Electric — 0.6%
Entergy Gulf States, Inc.(b)	Baa3	2.07%	06/18/07	3,500	3,507,886
FirstEnergy Corp., Series C	Baa2	7.375%	11/15/31	900	920,679
Texas Utilities Electric Co.	Baa1	8.25%	04/01/04	1,000	1,015,630

					5,444,195

Waste Management — 0.4%
Waste Management, Inc.	Baa3	7.00%	10/15/06	2,775	3,059,388

Total Corporate Bonds					42,453,691

FOREIGN GOVERNMENT BONDS — 8.1%
Federal Republic of Brazil, (Brazil)	B2	8.00%	04/15/14	7,388	7,268,767
Federal Republic of Germany, (Germany)	Aaa	4.25%	03/12/04	EUR12,520	15,856,083
Federal Republic of Germany, (Germany)	Aaa	4.50%	07/04/09-01/04/13	25,650	33,663,334
Federal Republic of Panama, (Panama)	Ba1	8.25%	04/22/08	$1,800	1,980,000
Federal Republic of Panama, (Panama)	Ba1	8.875%	09/30/27	750	787,500
Federal Republic of Peru, (Peru)	Ba3	9.125%	01/15/08	500	587,500
Federal Republic of Peru, (Peru)	Ba3	9.875%	02/06/15	2,500	2,900,000
Russian Federation, (Russia)	Ba3	5.00%	03/31/30	3,250	3,116,750
United Mexican States, (Mexico)	Baa2	8.375%	01/14/11	1,500	1,781,250

					67,941,184

MUNICIPAL BONDS — 5.6%
Arizona Edl. Ln. Marketing Corp., Edl. Ln. Rev., Series E(b)	Aaa	1.23%	12/01/37	5,000	5,000,000
Brazos Higher Edl. Auth., Inc., Student Ln. Rev., Series A(b)	Aaa	1.07%	12/01/36	3,100	3,100,000
California St., Rev. Antic. Wts., Ser. A	MIG1	2.00%	06/16/04	5,900	5,912,626
Chicago, IlI., G.O., Proj. & Ref., Ser. A	Aaa	5.00%	01/01/41	300	304,644
Clark Cnty. Nev., Bond Bank, G.O., M.B.I.A.	Aaa	5.00%	06/01/32	3,000	3,057,390
Dallas, TX Indpt. Sch. Dist.	Aaa	5.00%	02/15/21	2,000	2,095,720
Educational Funding South, Inc., Auction Rate, Ser. A(b)	Aaa	1.18%	06/01/38	3,000	3,000,000
Georgia St., Rd. & Thrwy. Auth. Rev.	Aaa	5.00%	03/01/21	700	738,087
Golden St. Tobacco Securitization Corp., Ser. 2003-A-1	Baa2	6.25%	06/01/33	2,500	2,390,000
Golden St. Tobacco Securitization Corp., Ser. 2003-A-1	Baa2	6.75%	06/01/39	2,000	1,967,580
Illinois St., G.O., Taxable Pension	Aa3	5.10%	06/01/33	6,300	5,762,484
Massachusetts St. Wtr. Res. Auth., Ser. J, F.S.A.	Aaa	5.00%	08/01/32	2,500	2,560,175
Salt River Proj., Ariz., Agricultural Impvt. & Pwr. Dist. Elec. Sys. Rev., Ser. B	Aa2	4.75%	01/01/32	2,000	2,004,360
South Carolina St. Hwy., Ser. B	Aaa	5.00%	04/01/17	2,000	2,167,940
Tobacco Settlement Fin. Corp.	Baa2	6.375%	06/01/32	2,000	1,914,820
Tobacco Settlement Fin. Corp., Asset Bkd., Ser. A	Baa2	6.25%	06/01/42	400	362,012
Tobacco Settlement Fin. Corp., Asset Bkd., Ser. A-1	A3	5.50%	06/01/15	2,000	2,146,000
Tobacco Settlement Fin. Corp., Asset Bkd., Ser. A	Baa2	6.125%	06/01/32	1,205	1,100,105
Triborough Bridge & Tunnel Auth., NY, Rev., Rfdg., Ser. B	Aa3	5.00%	11/15/32	1,860	1,897,293

					47,481,236

SEE NOTES TO FINANCIAL STATEMENTS.

B79

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM BONDS (Continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 13.1%
United States Treasury Bonds		5.375%	02/15/31	$5,200	$5,422,830
United States Treasury Bonds		6.00%	02/15/26	9,800	10,867,661
United States Treasury Bonds		7.50%	11/15/16	12,500	15,914,063
United States Treasury Bonds		8.125%	08/15/19	150	202,617
United States Treasury Notes		1.625%	10/31/05	7,950	7,937,582
United States Treasury Notes(e)		3.375%	01/15/07	18,859	20,429,073
United States Treasury Notes		3.50%	01/15/11	5,155	5,793,440
United States Treasury Notes		3.625%	01/15/08	18,323	20,263,615
United States Treasury Strip I/O		zero	02/15/15-02/15/22	54,950	22,358,712
United States Treasury Strip P/O		zero	02/15/27	3,400	952,398

					110,141,991

U.S. GOVERNMENT MORTGAGE BACKED SECURITIES — 8.6%
Federal National Mortgage Association		4.00%	07/01/18-10/01/18	48,401	47,226,260
Federal National Mortgage Association(b)		4.191%	05/01/36	201	204,417
Federal National Mortgage Association		4.50%	06/01/33-09/01/33	11,609	11,115,289
Federal National Mortgage Association		4.872%	12/01/36	4,892	4,977,703
Federal National Mortgage Association		5.00%	01/01/18	106	108,284
Federal National Mortgage Association		5.936%	11/01/11	978	1,064,898
Federal National Mortgage Association		6.00%	04/01/13-01/01/23	6,272	6,575,890
Government National Mortgage Association(b)		4.375%	04/20/25-05/20/25	151	154,408
Government National Mortgage Association		4.50%	09/15/33	61	58,114
Government National Mortgage Association(b)		4.75%	08/20/24-08/20/27	461	471,147
Government National Mortgage Association		8.00%	12/15/30-04/15/31	327	356,284
Government National Mortgage Association		9.00%	07/15/30-10/15/30	18	20,381

					72,333,075

TOTAL LONG-TERM BONDS					366,698,258

WARRANTS(j)			Expiration Date	Shares
Mexico Value, Ser. B			06/01/04	1,000	7,500
Mexico Value, Ser. C			06/01/05	1,000	1,000
Mexico Value, Ser. D			06/30/06	1,000	1,000
Mexico Value, Ser. E			06/01/07	1,000	600

TOTAL WARRANTS					10,100

TOTAL LONG-TERM INVESTMENTS (cost $359,580,718)					366,708,358

SHORT-TERM INVESTMENTS — 56.0%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)
CORPORATE OBLIGATIONS — 18.4%
ABN-Amro Bank NA	P-1	1.07%	02/17/04	$1,800	1,797,485
Danske Corp.	P-1	1.07%	03/22/04	20,000	19,951,850
General Electric Capital Corp.	P-1	1.09%	02/09/04	15,000	14,982,287
General Electric Capital Corp.	P-1	1.12%	03/04/04	2,400	2,395,296
Kraft Foods, Inc.	P2	1.97%	02/27/04	5,800	5,800,250
National Australia Funding, Inc.	NR	1.075%	02/10/04	15,800	15,781,128
Nestle Capital Corp.	NR	1.06%	02/12/04	20,000	19,975,267
Rabobank USA Financial Corp.	NR	1.07%	01/20/04	15,000	14,991,529
Shell Finance BV (Netherlands)	NR	1.09%	03/08/04	20,000	19,959,428
Toyota Motor Credit Corp.	NR	1.06%	01/06/04-01/13/04	22,800	22,795,407
UBS Finance, Inc.	P-1	1.06%	01/21/04	16,000	15,990,578

					154,420,505

SEE NOTES TO FINANCIAL STATEMENTS.

B80

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

SHORT-TERM INVESTMENTS (Continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 31.3%
Federal Home Loan Bank	1.025%	01/23/04	$50,000	$49,968,680
Federal Home Loan Mortgage Corp.	zero	01/08/04	13,100	13,097,300
Federal National Mortgage Association	1.00%	02/04/04	8,900	8,891,595
Federal National Mortgage Association	1.01%	02/03/04	60,300	60,244,172
United States Treasury Bills	zero	06/10/04	30,000	29,867,175
United States Treasury Bills	0.852%	03/18/04	500	499,089
United States Treasury Bills	0.88%	03/11/04	1,250	1,247,861
United States Treasury Bills	0.882%	03/18/04	5,650	5,639,335
United States Treasury Bills	0.885%	03/18/04	5,340	5,329,897
United States Treasury Bills	0.895%	03/11/04	2,250	2,246,084
United States Treasury Bills	0.955%	06/17/04	30,000	29,866,300
United States Treasury Bills(i)	0.995%	04/08/04	26,100	25,984,149
United States Treasury Bills	1.015%	06/03/04	30,000	29,869,742

				262,751,379

REPURCHASE AGREEMENT — 6.3%
State Street Bank & Trust Co., (d) (cost $52,274,066)	0.50%	01/02/04	52,274	52,274,066

OUTSTANDING OPTIONS PURCHASED
Put Options
			Contracts
Euro Futures, expiring 3/15/04 @ $ 96.25			200	1,250
Euro Futures, expiring 6/14/04 @ $ 94.50			400	2,500

Total option — cost				3,750

TOTAL SHORT-TERM INVESTMENTS (cost $469,451,650)				469,449,700

TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT (cost $829,032,368; Note 6)				836,158,058

OUTSTANDING OPTIONS WRITTEN(a) — (0.5%)
Call Options — (0.2%)
Swap Option 3 month LIBOR, expiring 1/7/05 @ 5.0%			11,500,000	(445,912)
Swap Option 3 month LIBOR, expiring 10/7/04 @ 4.0%			6,200,000	(40,071)
Swap Option 3 month LIBOR, expiring 3/3/04 @ 3.25%			24,800,000	(47,318)
Swap Option 3 month LIBOR, expiring 7/3/06 @ 4.0%			35,300,000	(381,946)
Swap Option 3 month LIBOR, expiring 9/23/05 @ 4.0%			59,200,000	(682,162)

				(1,597,409)

Put Options — (0.3%)
Swap Option 3 month LIBOR, expiring 1/7/05 @ 7.0%			3,500,000	(16,527)
Swap Option 3 month LIBOR, expiring 1/7/05 @ 7.0%			8,000,000	(37,776)
Swap Option 3 month LIBOR, expiring 10/7/04 @ 6.0%			6,200,000	(82,820)
Swap Option 3 month LIBOR, expiring 7/3/06 @ 6.0%			35,300,000	(1,258,727)
Swap Option 3 month LIBOR, expiring 9/23/05 @ 7.0%			59,200,000	(762,911)

				(2,158,761)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $4,862,208)				(3,756,170)

SEE NOTES TO FINANCIAL STATEMENTS.

B81

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

SHORT-TERM INVESTMENTS (Continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)
INVESTMENTS SOLD SHORT — (19.5%)
U.S. Government & Agency Obligations
Federal National Mortgage Association	5.50%	TBA	$(63,700)	$(64,971,706)
United States Treasury Notes	3.00%	11/15/07	(6,300)	(6,354,142)
United States Treasury Notes	3.625%	05/15/13	(62,400)	(59,979,566)
United States Treasury Notes	4.25%	08/15/13	(15,550)	(15,569,438)
United States Treasury Notes	4.375%	05/15/07	(5,500)	(5,824,198)
United States Treasury Notes	5.50%	05/15/09	(9,900)	(11,009,493)

TOTAL INVESTMENTS SOLD SHORT (proceeds received $162,401,247)				(163,708,543)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND INVESTMENTS SOLD SHORT — 79.7% (cost $661,768,913)				668,693,345
VARIATION MARGIN ON OPEN FUTURES CONTRACTS(g)				511,232

UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS — (0.2%)(h)	(1,901,907)
OTHER ASSETS IN EXCESS OF OTHER LIABILITIES — 20.5%	171,821,902

TOTAL NET ASSETS — 100.0%	$839,124,572

The following abbreviations are used in portfolio descriptions:

F.S.A.	Financial Security Assurance
G.O.	General Obligation
I/O	Interest Only
M.B.I.A.	Municipal Bond Insurance Association
M.T.N.	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
P/O	Principal Only
TBA	Securities purchased on a forward commitment basis

(a)	Represents issuer in default on interest payments, non-income producing security.

(b)	Rate shown reflects current rate on variable rate instrument.

(c)	Standard & Poor’s rating.

(d)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $52,275,518 due 1/2/04. The value of the collateral including accrued interest was $53,319,903. The collateral consists of US Treasury or Federal Agency obligations.

(e)	Security segregated as collateral for futures contracts.

(f)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

SEE NOTES TO FINANCIAL STATEMENTS.

B82

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

(g)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
Long Positions:
95	Euribor	Dec 04	$29,095,779	$29,148,235	$52,456
435	German 10 Yr Fed Bonds	Mar 04	61,095,856	62,067,530	971,674
19	Fin 5 Yr	Mar 04	2,632,149	2,648,925	16,776
106	LIBOR	Dec 04	22,642,057	22,588,084	(53,973)
162	LIBOR	Sep 04	34,523,471	34,586,663	63,192
17	LIBOR	Mar 04	3,667,125	3,644,301	(22,824)
18	LIBOR	Jun 04	3,875,588	3,851,824	(23,764)
60	LIBOR	Mar 05	12,934,492	12,768,254	(166,238)
14	Eurodollars	Dec 04	3,412,850	3,424,400	11,550
86	Eurodollars	Jun 05	20,816,503	20,857,150	40,647
223	Eurodollars	Sep 05	53,812,738	53,879,588	66,850
54	Eurodollars	Dec 05	12,995,775	13,005,900	10,125
66	Eurodollars	Mar 07	15,671,700	15,719,550	47,850
2,947	U.S. Treasury 10 Yr Notes	Mar 04	326,814,834	330,846,797	4,031,963
252	U.S. Treasury 5 Yr Notes	Mar 04	27,921,303	28,129,500	208,197

					5,254,481

Short Positions:
282	Eurodollars	Jun 05	68,158,058	68,392,050	(233,992)
22	Eurodollars	Mar 05	5,354,525	5,358,650	(4,125)
321	U.S. Treasury Bonds	Mar 04	34,581,243	35,089,313	(508,070)

					(746,187)

					$4,508,294

(h)	Outstanding forward foreign currency contracts as of December 31, 2003 were as follows:

Forward Foreign Currency Contract	Value at Settlement Date	Value at December 31, 2003	Unrealized Appreciation/ (Depreciation)
Bought:
Euro expiring 1/7/04	$4,046,708	$4,169,191	$122,483
Japanese Yen expiring 1/15/04	381,587	383,911	2,324

			124,807

Sold:
Euro expiring 1/7/04	$51,386,765	$53,344,453	(1,957,688)
Pound Sterling expiring 1/23/04	1,996,661	2,065,687	(69,026)

			(2,026,714)

			$(1,901,907)

(i)	Rate quoted represents yield-to-maturity as of purchase date.

(j)	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

B83

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 91.7%		Value (Note 2)
COMMON STOCKS	Shares
Airlines — 0.7%
AMR Corp.(a)	91,200	$1,181,040

Automobiles — 0.5%
Harley-Davidson, Inc.	17,100	812,763

Biotechnology — 5.6%
Alkermes, Inc.(a)	114,600	1,547,100
Angiotech Pharmaceuticals, Inc. (Canada)(a)	15,600	717,600
Biogen Idec, Inc.(a)	59,800	2,199,444
Gilead Sciences, Inc.(a)	55,000	3,197,700
IDEXX Laboratories, Inc.(a)	22,900	1,059,812
MedImmune, Inc.(a)	30,500	774,700

		9,496,356

Capital Markets — 6.1%
E*TRADE Financial Corp.(a)	369,000	4,667,850
Eaton Vance Corp.	67,000	2,454,880
Legg Mason, Inc.	26,500	2,045,270
Merrill Lynch & Co., Inc.	20,400	1,196,460

		10,364,460

Commercial Services & Supplies — 6.0%
Apollo Group, Inc. (Class “A” Stock)(a)	46,800	3,182,400
ChoicePoint, Inc.(a)	44,100	1,679,769
CoStar Group, Inc.(a)	35,300	1,471,304
Monster Worldwide, Inc.(a)	180,600	3,965,976

		10,299,449

Communications Equipment — 0.4%
Advanced Fibre Communications, Inc.(a)	33,500	675,025

Computers & Peripherals — 0.8%
Network Appliance, Inc.(a)	49,900	1,024,447
Seagate Technology (Cayman Islands)	13,400	253,260

		1,277,707

Electronic Equipment & Instruments — 7.7%
Agilent Technologies, Inc.(a)	77,600	2,269,024
Amphenol Corp.(a)	53,500	3,420,255
Symbol Technologies, Inc.	234,700	3,964,083
Tektronix, Inc.	56,100	1,772,760
Waters Corp.(a)	48,500	1,608,260

		13,034,382

Energy Equipment & Services — 1.5%
BJ Services Co.(a)	72,800	2,613,520

Healthcare Equipment & Supplies — 2.5%
INAMED Corp.(a)	60,750	2,919,645
VISX, Inc.(a)	58,900	1,363,535

		4,283,180

Healthcare Providers & Services — 4.3%
Andrx Corp.(a)	70,000	1,682,800
Caremark Rx, Inc.(a)	46,800	1,185,444
WebMD Corp.(a)	491,100	4,414,989

		7,283,233

Household Durables — 1.2%
Harman International Industries, Inc.	5,000	369,900
Yankee Candle Co., Inc.(a)	60,700	1,658,931

		2,028,831

COMMON STOCKS		Value (Note 2)
Continued	Shares
Internet & Catalog Retail — 1.6%
InterActiveCorp(a)	80,653	$2,736,556

Internet Software & Services — 4.6%
Ask Jeeves, Inc.(a)	90,400	1,638,048
DoubleClick, Inc.(a)	311,400	3,182,508
RealNetworks, Inc.(a)	240,800	1,374,968
Yahoo!, Inc.(a)	37,700	1,702,909

		7,898,433

IT Services — 5.3%
Ceridian Corp.(a)	111,600	2,336,904
CheckFree Corp.(a)	113,900	3,149,335
DST Systems, Inc.(a)	41,600	1,737,216
Unisys Corp.(a)	126,900	1,884,465

		9,107,920

Machinery — 1.9%
Pall Corp.	120,700	3,238,381

Media — 5.7%
Entercom Communications Corp.(a)	33,500	1,774,160
Hughes Electronics Corp.(a)	84,544	1,399,203
Interpublic Group of Cos., Inc.(a)	134,900	2,104,440
Lin TV Corp. (Class “A” Stock)(a)	44,500	1,148,545
Univision Communications, Inc. (Class “A” Stock)(a)	40,000	1,587,600
Westwood One, Inc.(a)	48,100	1,645,501

		9,659,449

Pharmaceuticals — 8.7%
Allergan, Inc.	21,000	1,613,010
Barr Laboratories, Inc.(a)	25,450	1,958,378
IVAX Corp.(a)	138,100	3,297,828
Medicis Pharmaceutical Corp. (Class “A” Stock)	29,300	2,089,090
Sepracor, Inc.(a)	59,500	1,423,835
SICOR, Inc.(a)	57,200	1,555,840
Watson Pharmaceuticals, Inc.(a)	64,000	2,944,000

		14,881,981

Real Estate — 1.5%
Friedman, Billings, Ramsey Group, Inc. (Class “A” Stock)	114,100	2,633,428

Road & Rail — 0.5%
Norfolk Southern Corp.	34,100	806,465

Semiconductors & Semiconductor Equipment — 11.7%
Agere Systems, Inc. (Class “B” Stock)(a)	216,300	627,270
Altera Corp.(a)	87,000	1,974,900
AMIS Holdings, Inc.(a)	82,400	1,506,272
FormFactor, Inc.(a)	27,800	550,440
GlobespanVirata, Inc.(a)	223,800	1,315,944
Intel Corp.	35,400	1,139,880
International Rectifier Corp.(a)	84,200	4,160,322
KLA-Tencor Corp.(a)	56,800	3,332,456
Lam Research Corp.(a)	48,400	1,563,320
Linear Technology Corp.	31,600	1,329,412
Marvell Technology Group, Ltd.(a)	62,600	2,374,418

		19,874,634

SEE NOTES TO FINANCIAL STATEMENTS.

B84

SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Software — 7.2%
Amdocs, Ltd. (United Kingdom)(a)	139,900	$3,144,952
Fair Issac & Co., Inc.	44,400	2,182,704
Intuit, Inc.(a)	37,500	1,984,125
Mercury Interactive Corp.(a)	16,000	778,240
PeopleSoft, Inc.(a)	58,300	1,329,240
Synopsys, Inc.(a)	85,300	2,879,728

		12,298,989

Specialty Retail — 2.8%
Linens ‘n Things, Inc.(a)	56,100	1,687,488
PETCO Animal Supplies, Inc.(a)	47,400	1,443,330
Staples, Inc.(a)	61,900	1,689,870

		4,820,688

Textiles & Apparel — 0.5%
Tommy Hilfiger Corp.(a)	57,100	845,651

Trading Companies & Distributors — 1.1%
Fastenal Co.	38,700	1,932,678

Wireless Telecommunication Services — 1.3%
Nextel Partners, Inc. (Class “A” Stock)(a)	161,200	2,168,140

TOTAL LONG-TERM INVESTMENTS (cost $141,118,199)		156,253,339

		Value (Note 2)
	Shares
SHORT-TERM INVESTMENT — 7.7%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $13,083,530; Note 4)	13,083,530	$13,083,530

TOTAL INVESTMENTS — 99.4% (cost $154,201,729; Note 6)		169,336,869
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.6%		1,004,169

NET ASSETS — 100%		$170,341,038

(a)	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

B85

SP SMALL/MID CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 98.8%		Value (Note 2)
COMMON STOCKS	Shares
Advertising — 0.3%
Getty Images, Inc.(a)	15,600	$782,028

Aerospace/Defense — 0.8%
DRS Technologies, Inc.(a)	790	21,946
Goodrich Corp.	42,700	1,267,763
United Defense Industries, Inc.(a)	23,000	733,240

		2,022,949

Agricultural Products & Services — 0.3%
Delta & Pine Land Co.	27,800	706,120

Airlines — 0.1%
Alaska Air Group, Inc.(a)	5,800	158,282

Apparel — 0.6%
OshKosh B’Gosh, Inc. (Class “A” Stock)	37,000	794,020
Russell Corp.	20,600	361,736
Wolverine World Wide, Inc.	22,100	450,398

		1,606,154

Appliances & Home Furnishings — 0.3%
Applica, Inc.	65,200	495,520
Kirkland’s, Inc.(a)	10,600	187,196

		682,716

Autos–Cars & Trucks — 2.4%
American Axle & Manufacturing Holdings, Inc.(a)	28,800	1,164,096
CarMax, Inc.(a)	14,900	460,857
Coachmen Industries, Inc.	40,880	740,337
Lear Corp.	22,200	1,361,526
Lithia Motors, Inc. (Class “A” Stock)	16,200	408,402
Midas, Inc.(a)	40,000	572,000
Monaco Coach Corp.(a)	6,600	157,080
Monro Muffler Brake, Inc.(a)	24,400	488,244
Superior Industries International, Inc.	4,000	174,080
United Auto Group, Inc.	13,500	422,550

		5,949,172

Banks and Savings & Loans — 11.2%
Alabama National BanCorp.	6,400	336,320
Bank of Hawaii Corp.	48,400	2,042,480
Boston Private Financial Holdings, Inc.	7,200	178,848
City National Corp.	31,700	1,969,204
Colonial BancGroup, Inc.	43,200	748,224
Commercial Federal Corp.	6,500	173,615
Community Bank System, Inc.	7,800	382,200
East West Bancorp, Inc.	19,200	1,030,656
First Niagara Financial Group, Inc.	45,067	671,949
FirstFed Financial Corp.(a)	7,700	334,950
FirstMerit Corp.	39,600	1,068,012
Hancock Holding Co.	13,600	742,152
Harbor Florida Bancshares, Inc.	28,100	834,851
Hawthorne Financial Corp.(a)	18,000	503,640
Huntington Bancshares, Inc.	13,900	312,750
IBERIABANK Corp.	12,500	737,500
IndyMac Bancorp, Inc.	57,700	1,718,883
Investors Financial Services Corp.	16,100	618,401
NetBank, Inc.	74,800	998,580
New York Community Bancorp, Inc.	21,200	806,660
Popular, Inc.	19,600	880,824

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Banks and Savings & Loans (cont’d.)
PrivateBancorp, Inc.	4,900	$223,048
Provident Financial Services, Inc.	24,000	453,600
Republic Bancshares, Inc.	11,400	358,758
Santander BanCorp.	29,600	720,760
Silicon Valley Bancshares, Inc.(a)	31,500	1,136,205
Southwest Bancorp of Texas, Inc.	27,400	1,064,490
Southwest Bancorp, Inc.	35,300	631,164
Sovereign Bancorp, Inc.	75,600	1,795,500
Texas Regional Bancshares, Inc. (Class “A” Stock)	24,100	891,700
UCBH Holdings, Inc.	21,700	845,649
Valley National Bancorp	44,580	1,301,736
W Holding Co., Inc.	46,665	868,435
Webster Financial Corp.	14,700	674,142

		28,055,886

Biotechnology — 0.3%
Protein Design Labs, Inc.(a)	38,400	687,360

Business Services — 1.4%
infoUSA, Inc.(a)	97,900	726,418
Manpower, Inc.	28,700	1,351,196
MPS Group, Inc.(a)	95,600	893,860
National Processing, Inc.(a)	24,800	584,040

		3,555,514

Chemicals — 4.8%
Arch Chemicals, Inc.	45,700	1,172,662
Cabot Microelectronics Corp.(a)	15,500	759,500
Cytec Industries, Inc.(a)	41,800	1,604,702
Ferro Corp.	41,700	1,134,657
Georgia Gulf Corp.	27,700	799,976
IMC Global, Inc.	51,800	514,374
Ionics, Inc.(a)	22,100	703,885
Lyondell Chemical Co.	63,200	1,071,240
Methanex Corp. (Canada)	17,000	190,910
Millennium Chemicals, Inc.	103,100	1,307,308
Minerals Technologies, Inc.	6,300	373,275
Olin Corp.	45,600	914,736
PolyOne Corp.(a)	230,200	1,470,978

		12,018,203

Collectibles & Gifts — 0.2%
Action Performance Cos., Inc.	27,300	535,080

Commercial Services — 0.8%
Angelica Corp.	21,700	477,400
Insurance Auto Auctions, Inc.(a)	29,100	379,755
Labor Ready, Inc.(a)	35,700	467,670
Waste Connections, Inc.(a)	16,600	626,982

		1,951,807

Computer Software & Services — 3.2%
Autodesk, Inc.	44,300	1,088,894
Avocent Corp.(a)	27,900	1,018,908
Ceridian Corp.(a)	39,000	816,660
Diebold, Inc.	8,900	479,443
Electronics for Imaging, Inc.(a)	27,900	725,958
Maxtor Corp.(a)	55,300	613,830
NetScreen Technologies, Inc.(a)	8,300	205,425

SEE NOTES TO FINANCIAL STATEMENTS.

B86

SP SMALL/MID CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Computer Software & Services (cont’d.)
RadiSys Corp.(a)	21,990	$370,751
SonicWALL, Inc.(a)	74,500	581,100
Storage Technology Corp.(a)	40,000	1,030,000
Tyler Technologies, Inc.	52,800	508,464
United Online, Inc.(a)	25,650	430,664
Vastera, Inc.(a)	21,700	86,800

		7,956,897

Construction — 3.4%
Chicago Bridge & Iron Co.	31,100	898,790
D.R. Horton, Inc.	25,600	1,107,456
Fluor Corp.	11,100	440,004
KB HOME	17,900	1,298,108
Martin Marietta Materials, Inc.	33,600	1,578,192
Pulte Homes, Inc.	5,400	505,548
Ryland Group, Inc.	18,100	1,604,384
Standard Pacific Corp.	21,400	1,038,970

		8,471,452

Consumer Products — 0.2%
Alberto-Culver Co. (Class “B” Stock)	10,100	637,108

Containers — 1.8%
Ball Corp.	11,900	708,883
Owens-Illinois, Inc.(a)	76,000	903,640
Packaging Corp. of America	62,200	1,359,692
Pactiv Corp.(a)	35,900	858,010
Silgan Holdings, Inc.(a)	18,300	779,397

		4,609,622

Distribution & Wholesalers — 2.2%
Bell Microproducts, Inc.(a)	74,200	672,252
Fastenal Co.	13,200	659,208
Ingram Micro, Inc. (Class “A” Stock)(a)	44,100	701,190
NBTY, Inc.	18,700	502,282
SCP Pool Corp.(a)	25,850	844,778
Tech Data Corp.(a)	37,400	1,484,406
United Natural Foods, Inc.(a)	19,100	685,881

		5,549,997

Diversified Manufacturing Operations — 3.1%
Actuant Corp. (Class “A” Stock)(a)	31,400	1,136,680
CUNO, Inc.(a)	10,462	471,104
ESCO Technologies, Inc.(a)	11,720	511,578
Pentair, Inc.	45,400	2,074,780
Steel Dynamics, Inc.(a)	35,800	840,942
Terex Corp.(a)	50,500	1,438,240
Thermo Electron Corp.(a)	48,100	1,212,120

		7,685,444

Drugs & Medical Supplies — 3.1%
Alkermes, Inc.(a)	29,900	403,650
Bausch & Lomb, Inc.	20,100	1,043,190
Edwards Lifesciences Corp.(a)	18,800	565,504
Hanger Orthopedic Group, Inc.(a)	24,800	386,136
Henry Schein, Inc.(a)	12,300	831,234
Kensey Nash Corp.(a)	16,300	378,975
Neurocrine Biosciences, Inc.(a)	6,600	359,964
Salix Pharmaceuticals, Ltd.(a)	22,600	512,342
Sepracor, Inc.(a)	15,200	363,736

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Drugs & Medical Supplies (cont’d.)
STERIS Corp.(a)	49,500	$1,118,700
Watson Pharmaceuticals, Inc.(a)	38,600	1,775,600

		7,739,031

Electric Utility — 2.5%
Allegheny Energy, Inc.(a)	65,700	838,332
Cinergy Corp.	9,800	380,338
CMS Energy Corp.(a)	92,800	790,656
Energy East Corp.	16,900	378,560
SCANA Corp.	35,200	1,205,600
Sierra Pacific Resources(a)	224,900	1,650,766
Wisconsin Energy Corp.	28,400	949,980

		6,194,232

Electronics — 1.8%
AMETEK, Inc.	8,900	429,514
Arrow Electronics, Inc.(a)	39,700	918,658
Avnet, Inc.(a)	96,700	2,094,522
Benchmark Electronics, Inc.(a)	20,700	720,567
Hubbell, Inc. (Class “B” Stock)	10,200	449,820

		4,613,081

Energy — 1.5%
Aquila, Inc.(a)	146,000	494,940
Dynegy, Inc. (Class “A” Stock)(a)	151,100	646,708
Energen Corp.	20,400	837,012
Equitable Resources, Inc.	42,200	1,811,224

		3,789,884

Engineering — 0.3%
Jacobs Engineering Group, Inc.(a)	8,900	427,289
URS Corp.(a)	13,100	327,631

		754,920

Environmental Services — 0.4%
Republic Services, Inc.	36,600	938,058

Financial Services — 2.4%
Doral Financial Corp.	18,450	595,566
Legg Mason, Inc.	10,800	833,544
MGIC Investment Corp.	8,200	466,908
Old Republic International Corp.	50,250	1,274,340
Raymond James Financial, Inc.	31,000	1,168,700
Waddell & Reed Financial, Inc. (Class “A” Stock)	34,100	799,986
Wintrust Financial Corp.	18,100	816,310

		5,955,354

Food & Beverage — 1.6%
Chiquita Brands International, Inc.(a)	30,700	691,671
Dean Foods Co.(a)	25,848	849,624
Fresh Del Monte Produce, Inc.	29,900	712,517
Smithfield Foods, Inc.(a)	39,400	815,580
The J.M. Smucker Co.	21,400	969,206

		4,038,598

Hospitals & Healthcare Management — 3.3%
Accredo Health, Inc.(a)	19,400	613,234
American Healthways, Inc.(a)	19,710	470,478
Community Health Systems, Inc.(a)	37,200	988,776
Coventry Health Care, Inc.(a)	12,100	780,329

SEE NOTES TO FINANCIAL STATEMENTS.

B87

SP SMALL/MID CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Hospitals & Healthcare Management (cont’d.)
Humana, Inc.(a)	64,700	$1,478,395
Manor Care, Inc.	26,800	926,476
Mariner Health Care, Inc.(a)	14,400	321,120
Molina Healthcare, Inc.(a)	17,700	446,571
PacifiCare Health Systems, Inc.(a)	15,400	1,041,040
Per-Se Technologies, Inc.(a)	30,900	471,534
WebMD Corp.(a)	73,700	662,563

		8,200,516

Index Funds — 4.6%
iShares Russell 2000 Value Index Fund, Inc.	46,700	7,490,680
IShares Russell Mid-Cap Value Index Fund, Inc.	42,100	3,927,930

		11,418,610

Industrials — 1.0%
Kennametal, Inc.	28,900	1,148,775
Oshkosh Truck Corp.	9,500	484,785
Precision Castparts Corp.	20,800	944,528

		2,578,088

Insurance — 3.8%
Allmerica Financial Corp.(a)	13,300	409,241
Arch Capital Group Ltd. (Bermuda)(a)	9,900	394,614
Commerce Group, Inc.	17,300	683,350
Fidelity National Financial, Inc.	44,375	1,720,862
HCC Insurance Holdings, Inc.	30,300	963,540
Markel Corp.(a)	6,300	1,597,113
Penn-America Group, Inc.	29,050	385,494
Philadelphia Consolidated Holding Corp.(a)	6,200	302,746
Protective Life Corp.	18,400	622,656
StanCorp Financial Group, Inc.	14,200	892,896
UICI(a)	73,900	981,392
Zenith National Insurance Corp.	16,000	520,800

		9,474,704

Leisure — 1.2%
Brunswick Corp.	30,100	958,083
International Speedway Corp. (Class “A” Stock)	18,700	835,142
Mandalay Resort Group	13,100	585,832
MarineMax, Inc.(a)	35,400	687,822

		3,066,879

Machinery — 1.1%
AGCO Corp.(a)	36,600	737,124
Albany International Corp. (Class “A” Stock)	13,300	450,870
Astec Industries, Inc.(a)	72,200	885,894
IDEX Corp.	15,800	657,122

		2,731,010

Media — 3.0%
Belo Corp. (Class “A” Stock)	41,500	1,176,110
Cablevision Systems New York Group, Inc. (Class “A” Stock)(a)	57,500	1,344,925
Cumulus Media, Inc. (Class “A” Stock)(a)	31,400	690,800
E.W. Scripps Co. (Class “A” Stock)	11,400	1,073,196

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Media (cont’d.)
Emmis Communications Corp. (Class “A” Stock)(a)	58,600	$1,585,130
Entercom Communications Corp.(a)	8,900	471,344
Radio One, Inc. (Class “D” Stock)(a)	67,800	1,308,540

		7,650,045

Mineral Resources — 0.8%
Phelps Dodge Corp.(a)	26,000	1,978,340

Mining — 0.2%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)	11,700	492,921

Networking — 0.6%
3Com Corp.(a)	31,500	257,355
Networks Associates, Inc.(a)	30,600	460,224
Quest Software, Inc.(a)	52,400	744,080

		1,461,659

Office Equipment & Supplies — 0.3%
IKON Office Solutions, Inc.	55,700	660,602

Oil Exploration & Production — 2.9%
PetroKazakhstan, Inc. (Class “A” Stock) (Canada)(a)	66,300	1,492,413
Pioneer Natural Resources Co.(a)	39,500	1,261,235
Pogo Producing Co.	23,000	1,110,900
Pride International, Inc.(a)	46,900	874,216
Southwestern Energy Co.(a)	21,700	518,630
Spinnaker Exploration Co.(a)	16,400	529,228
XTO Energy, Inc.	57,166	1,617,798

		7,404,420

Oil & Gas Services — 2.2%
Cross Timbers Royalty Trusts	290	8,271
KeySpan Corp.	18,700	688,160
Oceaneering International, Inc.(a)	8,400	235,200
Premcor, Inc.(a)	27,700	720,200
Smith International, Inc.(a)	9,000	373,680
Southern Union Co.(a)	56,200	1,034,080
Tidewater, Inc.	11,600	346,608
Universal Compression Holdings, Inc.(a)	25,000	654,000
Valero Energy Corp.	20,400	945,336
Varco International, Inc.(a)	26,400	544,632

		5,550,167

Paper & Forest Products — 0.4%
Bowater, Inc.	22,200	1,028,082

Precious Metals — 0.2%
Agnico-Eagle Mines, Ltd. (Canada)	7,300	88,111
Royal Gold, Inc.	23,500	491,855

		579,966

Printing & Publishing — 0.7%
Marvel Enterprises, Inc.(a)	16,900	491,959
Playboy Enterprises, Inc. (Class “A” Stock)(a)	76,100	1,229,776

		1,721,735

Real Estate Investment Trust — 9.9%
Acadia Realty Trust	53,700	671,250
Alexandria Real Estate Equities, Inc.	18,500	1,071,150

SEE NOTES TO FINANCIAL STATEMENTS.

B88

SP SMALL/MID CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Real Estate Investment Trust (cont’d.)
Apartment Investment & Management Co. (Class “A” Stock)	14,600	$503,700
Avalonbay Communities, Inc.	26,700	1,276,260
Boston Properties, Inc.	17,300	833,687
Camden Property Trust	23,200	1,027,760
Capital Automotive REIT	21,300	681,600
CarrAmerica Realty Corp.	37,900	1,128,662
Catellus Development Corp.	28,125	678,375
CBL & Associates Properties, Inc.	9,000	508,500
CenterPoint Properties Corp.	15,900	1,190,910
Duke Realty Corp.	16,100	499,100
Gables Residential Trust	32,400	1,125,576
General Growth Properties, Inc.	28,300	785,325
Health Care REIT, Inc.	33,500	1,206,000
Highwoods Properties, Inc.	43,100	1,094,740
Home Properties of New York, Inc.	22,800	920,892
Macerich Co.	26,500	1,179,250
Manufactured Home Communities, Inc.	24,100	907,365
Pan Pacific Retail Properties, Inc.	20,500	976,825
Reckson Associates Realty Corp.	61,300	1,489,590
SL Green Realty Corp.	17,300	710,165
The Mills Corp.	23,800	1,047,200
Ventas, Inc.	49,200	1,082,400
Vornado Realty Trust	19,000	1,040,250
Weingarten Realty Investors	25,500	1,130,925

		24,767,457

Restaurants — 1.0%
Applebee’s International, Inc.	8,700	341,649
Darden Restaurants, Inc.	19,200	403,968
Jack in the Box, Inc.(a)	8,600	183,696
Outback Steakhouse, Inc.	15,400	680,834
RARE Hospitality International, Inc.(a)	17,300	422,812
Wendy’s International, Inc.	13,500	529,740

		2,562,699

Retail — 4.1%
Aeropostale, Inc.(a)	27,700	759,534
Big Lots, Inc.(a)	47,700	677,817
BJ’s Wholesale Club, Inc.(a)	29,200	670,432
Charming Shoppes, Inc.(a)	66,400	358,560
Christopher & Banks Corp.	19,850	387,670
Coldwater Creek, Inc.(a)	6,875	75,625
Finish Line, Inc. (Class “A” Stock)(a)	28,000	839,160
Foot Locker, Inc.	47,500	1,113,875
Linens ‘n Things, Inc.(a)	15,800	475,264
Nordstrom, Inc.	34,600	1,186,780
Pacific Sunwear of California, Inc.(a)	20,700	437,184
PETsMART, Inc.	20,300	483,140

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Retail (cont’d.)
Regis Corp.	12,600	$497,952
Saks, Inc.(a)	74,800	1,124,992
Select Comfort Corp.(a)	29,900	740,324
Whole Foods Market, Inc.	7,000	469,910

		10,298,219

Semiconductors — 1.3%
Advanced Micro Devices, Inc.(a)	29,400	438,060
Amphenol Corp. (Class “A” Stock)(a)	13,700	875,841
Cree, Inc.(a)	17,800	314,882
Intersil Corp. (Class “A” Stock)	33,000	820,050
Photronics, Inc.(a)	21,300	424,296
SBS Technologies, Inc.(a)	20,100	295,671

		3,168,800

Telecommunications — 3.2%
Avaya, Inc.(a)	126,100	1,631,734
Citizens Communications Co.(a)	83,700	1,039,554
Comverse Technology, Inc.(a)	63,000	1,108,170
Harris Corp.	16,500	626,175
NTL, Inc.(a)	32,849	2,291,218
Scientific-Atlanta, Inc.	46,700	1,274,910
Triton PCS Holdings, Inc.(a)	24,500	136,710

		8,108,471

Transportation — 1.3%
Alexander & Baldwin, Inc.	31,700	1,067,973
CNF, Inc.	14,000	474,600
Offshore Logistics, Inc.(a)	24,800	608,096
Ryder System, Inc.	12,000	409,800
Teekay Shipping Corp. (Bahamas)	13,200	752,796

		3,313,265

Water Utility — 0.7%
Philadelphia Suburban Corp.	76,375	1,687,887

TOTAL LONG-TERM INVESTMENTS (cost $211,683,812)		247,549,491

	Principal Amount (000)
SHORT-TERM INVESTMENT — 1.8%
Repurchase Agreement
State Street Bank & Trust Company, 0.50%, 1/02/04(b) (cost $4,417,990)	$4,418	4,417,990

TOTAL INVESTMENTS — 100.6% (cost $216,101,802; Note 6)		251,967,481
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(1,392,382)

NET ASSETS — 100%		$250,575,099

SEE NOTES TO FINANCIAL STATEMENTS.

B89

The following abbreviation is used in portfolio description:

REIT	Real Estate Investment Trust

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $4,418,113 due 1/2/04. The value of the collateral including accrued interest was $4,507,938. Collateralized by United States Treasury or federal agency obligations.

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 97.3%		Value (Note 2)
COMMON STOCKS	Shares
Biotechnology — 6.9%
Amgen, Inc.(a)	22,600	$1,396,680
Genentech, Inc.(a)	11,400	1,066,698

		2,463,378

Capital Markets — 5.1%
Merrill Lynch & Co., Inc.	15,900	932,535
State Street Corp.	17,000	885,360

		1,817,895

Communications Equipment — 5.0%
Cisco Systems, Inc.(a)	74,500	1,809,605

Computers & Peripherals — 2.5%
Dell, Inc.(a)	26,000	882,960

Consumer Finance — 2.9%
American Express Co.	21,500	1,036,945

Diversified Financial Services — 9.1%
Citigroup, Inc.	30,900	1,499,886
Federal Home Loan Mortgage Corp.	8,700	653,022
MBNA Corp.	20,100	499,485
Morgan Stanley	10,700	619,209

		3,271,602

Electronic Equipment & Instruments — 3.1%
Agilent Technologies, Inc.(a)	37,700	1,102,348

Energy Equipment & Services — 2.9%
BJ Services Co.(a)	29,100	1,044,690

Health Care Equipment & Supplies — 1.8%
Medtronic, Inc.	13,100	636,791

Health Care Providers & Services — 2.5%
UnitedHealth Group, Inc.	15,400	895,972

Hotels, Restaurants & Leisure — 2.6%
Starbucks Corp.(a)	28,800	952,128

Industrial Conglomerates — 4.8%
General Electric Co.	55,500	1,719,390

Insurance — 2.8%
American International Group, Inc.	15,100	1,000,828

Internet & Catalog Retail — 2.1%
eBay, Inc.(a)	11,700	755,703

Internet Services — 1.5%
Yahoo!, Inc.(a)	11,700	528,489

Media — 10.5%
Comcast Corp. (Special Class “A” Stock)(a)	22,100	691,288
Univision Communications, Inc. (Class “A” Stock)(a)	26,300	1,043,847
Viacom, Inc. (Class “B” Stock)	45,700	2,028,166

		3,763,301

COMMON STOCKS		Value (Note 2)
(Continued)	Shares
Multi-line Retail — 1.9%
Wal-Mart Stores, Inc.	12,900	$684,345

Pharmaceuticals — 3.7%
Alcon, Inc.	10,600	641,724
Pfizer, Inc.	19,200	678,336

		1,320,060

Semiconductors & Semiconductor Equipment — 10.1%
Intel Corp.	52,700	1,696,940
International Rectifier Corp.(a)	10,400	513,864
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)(a)	55,528	568,607
Texas Instruments, Inc.	29,000	852,020

		3,631,431

Software — 8.1%
Electronic Arts, Inc.(a)	20,200	965,156
Microsoft Corp.	71,200	1,960,848

		2,926,004

Specialty Retail — 7.4%
Bed Bath & Beyond, Inc.(a)	22,000	953,700
Lowe’s Cos., Inc.	14,000	775,460
Tiffany & Co.	20,900	944,680

		2,673,840

TOTAL LONG-TERM INVESTMENTS (cost $30,447,846)		34,917,705

SHORT-TERM INVESTMENTS — 3.3%
Mutual Fund — 1.9%
Dryden Core Investment Fund—Taxable Money Market Series (cost $668,083; Note 4)	668,083	668,083

	Principal Amount (000)
Repurchase Agreement — 1.4%
State Street Bank & Trust Co., 0.50%, 1/2/04(b) (cost $516,489)	$516	516,489

TOTAL SHORT-TERM INVESTMENTS (cost $1,184,572)		1,184,572

TOTAL INVESTMENTS — 100.6% (cost $31,632,418)		36,102,277
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.6)%		(224,714)

NET ASSETS — 100%		$35,877,563

SEE NOTES TO FINANCIAL STATEMENTS.

B90

The following abbreviation is used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	State Street Bank & Trust Company Repurchase Agreement, repurchase price $516,503 due 1/2/04. The value of the collateral including accrued interest was $535,863. Collateralized by United States Treasury or Federal Agency obligations.

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 97.0%
COMMON STOCKS	Shares	Value (Note 2)

Advertising — 0.2%
Omnicom Group, Inc.(b)	52,700	$4,602,291

Aerospace — 1.5%
Boeing Co.	231,036	9,735,857
General Dynamics Corp.	56,200	5,079,918
Lockheed Martin Corp.	126,998	6,527,697
Northrop Grumman Corp.	51,163	4,891,183
Raytheon Co.	116,918	3,512,217
Rockwell Automation, Inc.(b)	53,300	1,897,480
Rockwell Collins, Inc.	52,500	1,576,575
United Technologies Corp.	129,500	12,272,715

		45,493,642

Airlines — 0.1%
Delta Airlines, Inc.	39,000	460,590
Southwest Airlines Co.	210,837	3,402,909

		3,863,499

Apparel — 0.2%
Jones Apparel Group, Inc.	37,500	1,321,125
Nike, Inc. (Class “B” Stock)(b)	72,000	4,929,120
Reebok International, Ltd.(b)	17,000	668,440

		6,918,685

Autos – Cars & Trucks — 1.1%
Cummins Engine Co., Inc.	12,400	606,856
Dana Corp.	37,894	695,355
Delphi Automotive Systems Corp.	162,044	1,654,469
Ford Motor Co.(b)	502,045	8,032,720
General Motors Corp.(b)	154,700	8,260,980
Genuine Parts Co.(b)	49,225	1,634,270
Harley-Davidson, Inc.(b)	81,700	3,883,201
Johnson Controls, Inc.	25,200	2,926,224
Navistar International Corp.(a)(b)	18,900	905,121
PACCAR, Inc.	32,290	2,748,525
Visteon Corp.	42,964	447,255

		31,794,976

Banks and Savings & Loans — 6.2%
AmSouth Bancorporation(b)	95,500	2,339,750
Bank of New York Co., Inc.	216,500	7,170,480
Bank One Corp.	313,745	14,303,635
BankAmerica Corp.(b)	414,144	33,309,602
Capital One Financial Corp.(b)	63,000	3,861,270
Charter One Financial, Inc.	60,373	2,085,887
Comerica, Inc.(b)	50,950	2,856,257
Fifth Third Bancorp(b)	159,549	9,429,346
First Tennessee National Corp.(b)	35,900	1,583,190
Golden West Financial Corp.	43,400	4,478,446
Huntington Bancshares, Inc.	66,875	1,504,688
KeyCorp	115,900	3,398,188
Mellon Financial Corp.	116,100	3,727,971
National City Corp.	172,800	5,864,832
North Fork Bancorporation, Inc.(b)	45,700	1,849,479
Northern Trust Corp.(b)	59,100	2,743,422
PNC Financial Services Group(b)	79,900	4,372,927
Providian Financial Corp.(a)	86,200	1,003,368
SouthTrust Corp.	94,200	3,083,166
State Street Corp.(b)	92,100	4,796,568
Suntrust Banks, Inc.	77,900	5,569,850

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Banks and Savings & Loans (cont’d.)
U.S. Bancorp(b)	535,081	$15,934,712
Union Planters Corp.	53,600	1,687,864
Wachovia Corp.	370,278	17,251,252
Wells Fargo & Co.(b)	465,960	27,440,384
Zions Bancorporation	23,400	1,435,122

		183,081,656

Chemicals — 1.2%
Air Products & Chemicals, Inc.	60,900	3,217,347
Dow Chemical Co.(b)	254,361	10,573,787
Du Pont (E.I.) de Nemours & Co.(b)	275,091	12,623,926
Eastman Chemical Co.(b)	22,400	885,472
Engelhard Corp.	32,375	969,631
Great Lakes Chemical Corp.(b)	13,500	367,065
Hercules, Inc.(a)	37,400	456,280
Praxair, Inc.	89,400	3,415,080
Rohm & Haas Co.	60,600	2,588,226
Sigma-Aldrich Corp.(b)	21,200	1,212,216

		36,309,030

Commercial Services — 0.9%
Cendant Corp.(a)(b)	288,018	6,414,161
Cintas Corp.(b)	50,300	2,521,539
Concord EFS, Inc.(a)(b)	143,300	2,126,572
Convergys Corp.(a)	47,900	836,334
Deluxe Corp.	14,100	582,753
eBay, Inc.(a)(b)	176,500	11,400,135
Fiserv, Inc.(a)	51,800	2,046,618
Monster Worldwide, Inc.(a)(b)	35,100	770,796

		26,698,908

Computers — 3.3%
Apple Computer, Inc.(a)	101,200	2,162,644
Citrix Systems, Inc.(a)	46,800	992,628
Comverse Technology, Inc.(a)(b)	52,000	914,680
Dell, Inc.(a)	715,200	24,288,192
Hewlett-Packard Co.(b)	845,916	19,430,690
International Business Machines Corp.	481,500	44,625,420
Sun Microsystems, Inc.(a)	882,900	3,964,221

		96,378,475

Computer Services — 7.6%
Adobe Systems, Inc.(b)	62,600	2,460,180
Autodesk, Inc.	33,600	825,888
Automatic Data Processing, Inc.	165,500	6,555,455
Avaya, Inc.(a)	111,908	1,448,090
BMC Software, Inc.(a)	67,600	1,260,740
Cisco Systems, Inc.(a)	1,928,400	46,840,836
Computer Associates International, Inc.(b)	159,243	4,353,704
Computer Sciences Corp.(a)(b)	49,200	2,176,116
Compuware Corp.(a)	108,600	655,944
EMC Corp.(a)	652,074	8,424,796
First Data Corp.(b)	208,000	8,546,720
Gateway, Inc.(a)	106,800	491,280
Intuit, Inc.(a)(b)	57,200	3,026,452
Lexmark International, Inc.(a)	36,314	2,855,733

SEE NOTES TO FINANCIAL STATEMENTS.

B91

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Computer Services (cont’d.)
Mercury Interactive Corp.(a)(b)	25,000	$1,216,000
Micron Technology, Inc.(a)(b)	170,700	2,299,329
Microsoft Corp.	3,005,100	82,760,454
NCR Corp.(a)(b)	25,900	1,004,920
Network Appliance, Inc.(a)(b)	92,400	1,896,972
Novell, Inc.(a)(b)	106,100	1,116,172
NVIDIA Corp.(a)(b)	44,000	1,023,000
Oracle Corp.(a)	1,450,320	19,144,224
Parametric Technology Corp.(a)	97,000	382,180
Peoplesoft, Inc.(a)	97,000	2,211,600
Siebel Systems, Inc.(a)	134,900	1,871,063
SunGuard Data Systems, Inc.(a)	75,500	2,092,105
Symantec Corp.(a)(b)	84,200	2,917,530
Symbol Technologies, Inc.	67,400	1,138,386
Unisys Corp.(a)	95,000	1,410,750
VERITAS Software Corp.(a)(b)	115,559	4,294,172
Yahoo!, Inc.(a)(b)	179,600	8,112,532

		224,813,323

Construction — 0.2%
Centex Corp.(b)	16,500	1,776,225
Fluor Corp.(b)	23,500	931,540
KB HOME	14,166	1,027,318
Pulte Corp.(b)	16,100	1,507,282
Vulcan Materials Co.(b)	28,200	1,341,474

		6,583,839

Consumer Products
Tupperware Corp.	22,300	386,682

Containers — 0.1%
Ball Corp.	14,100	839,937
Bemis Co., Inc.	16,100	805,000
Pactiv Corp.(a)	43,900	1,049,210

		2,694,147

Cosmetics & Soaps — 2.2%
Alberto-Culver Co. (Class “B” Stock)	15,200	958,816
Avon Products, Inc.	64,300	4,339,607
Clorox Co.(b)	59,500	2,889,320
Colgate-Palmolive Co.	147,100	7,362,355
Gillette Co.	291,200	10,695,776
International Flavors & Fragrances, Inc.	29,400	1,026,648
Procter & Gamble Co.(b)	359,804	35,937,223

		63,209,745

Diversified Consumer Products — 1.1%
Altria Group, Inc.	562,700	30,622,134
Eastman Kodak Co.(b)	84,600	2,171,682

		32,793,816

Diversified Manufacturing Operations — 3.1%
American Standard Cos., Inc.(a)	20,900	2,104,630
Cooper Industries, Ltd. (Class “A” Stock)	25,000	1,448,250
General Electric Co.	2,783,700	86,239,026

		89,791,906

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Diversified Office Equipment — 0.3%
Avery Dennison Corp.	32,000	$1,792,640
Pitney Bowes, Inc.	66,900	2,717,478
Xerox Corp.(a)(b)	215,792	2,977,930

		7,488,048

Diversified Operations — 0.1%
Corning, Inc.(a)(b)	362,900	3,785,047

Drugs & Medical Supplies — 10.4%
Abbott Laboratories	434,300	20,238,380
Allergan, Inc.	34,900	2,680,669
AmerisourceBergen Corp.(b)	31,200	1,751,880
Bard, (C.R.), Inc.(b)	13,300	1,080,625
Bausch & Lomb, Inc.(b)	17,100	887,490
Baxter International, Inc.(b)	171,800	5,243,336
Becton Dickinson & Co.	72,600	2,986,764
Biogen Idec, Inc.(a)(b)	88,925	3,270,661
Biomet, Inc.	71,225	2,593,302
Boston Scientific Corp.(a)(b)	228,600	8,403,336
Bristol-Myers Squibb Co.	538,460	15,399,956
Cardinal Health, Inc.(b)	122,775	7,508,919
Genzyme Corp.(a)(b)	62,300	3,073,882
Guidant Corp.	83,700	5,038,740
Johnson & Johnson	827,671	42,757,484
King Pharmaceuticals, Inc.(a)(b)	71,633	1,093,120
Lilly (Eli) & Co.	310,700	21,851,531
Medtronic, Inc.(b)	338,700	16,464,207
Merck & Co., Inc.	620,200	28,653,240
Pfizer, Inc.	2,130,208	75,260,249
Quest Diagnostics, Inc.(b)	30,300	2,215,233
Schering-Plough Corp.	407,200	7,081,208
St. Jude Medical, Inc.(a)(b)	50,700	3,110,445
Stryker Corp.	55,000	4,675,550
Watson Pharmaceuticals, Inc.(a)	31,400	1,444,400
Wyeth	368,600	15,647,070
Zimmer Holdings, Inc.(a)	63,486	4,469,414

		304,881,091

Education — 0.1%
Apollo Group, Inc. (Class “A” Stock)(a)(b)	47,700	3,243,600

Electrical Services — 0.2%
American Power Conversion	57,700	1,410,765
Power-One, Inc.(a)	20,000	216,600
TXU Corp.(b)	87,606	2,078,014
Xcel Energy, Inc.	109,495	1,859,225

		5,564,604

Electronics — 5.0%
Advanced Micro Devices, Inc.(a)(b)	108,200	1,612,180
Altera Corp.(a)	108,500	2,462,950
Analog Devices, Inc.	99,800	4,555,870
Applied Materials, Inc.(a)	459,300	10,311,285
Applied Micro Circuits Corp.(a)	97,000	580,060
Broadcom Corp.(a)(b)	79,800	2,720,382
Electronic Arts, Inc.(a)(b)	80,400	3,841,512
Electronic Data Systems Corp.(b)	128,300	3,148,482
Emerson Electric Co.	115,700	7,491,575

SEE NOTES TO FINANCIAL STATEMENTS.

B92

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Electronics (cont’d.)
Intel Corp.(b)	1,809,600	$58,269,120
Jabil Circuit, Inc.(a)(b)	54,600	1,545,180
JDS Uniphase Corp.(a)(b)	410,100	1,496,865
KLA-Tencor Corp.(a)	51,400	3,015,638
Linear Technology Corp.	88,100	3,706,367
LSI Logic Corp.(a)(b)	110,800	982,796
Maxim Integrated Products, Inc.	89,800	4,472,040
Molex, Inc.(b)	50,500	1,761,945
National Semiconductor Corp.(a)	50,800	2,002,028
Novellus Systems, Inc.(a)(b)	40,000	1,682,000
Perkin Elmer, Inc.	36,000	614,520
Pinnacle West Capital Corp.	26,000	1,040,520
PMC-Sierra, Inc.(a)(b)	48,800	983,320
PPL Corp.(b)	47,000	2,056,250
QLogic Corp.(a)(b)	25,900	1,336,440
RadioShack Corp.(b)	48,660	1,492,889
Sanmina Corp.(a)	150,600	1,899,066
Solectron Corp.(a)(b)	247,000	1,459,770
Tektronix, Inc.	22,700	717,320
Teradyne, Inc.(a)(b)	57,000	1,450,650
Texas Instruments, Inc.	478,200	14,049,516
Thomas & Betts Corp.(b)	20,800	476,112
Waters Corp.(a)	38,500	1,276,660
Xilinx, Inc.(a)(b)	94,900	3,676,426

		148,187,734

Financial Services — 9.0%
Ambac Financial Group, Inc.	30,000	2,081,700
American Express Co.	360,200	17,372,446
Bear Stearns Cos., Inc.(b)	27,310	2,183,434
Citigroup, Inc.	1,433,576	69,585,779
Countrywide Credit Industries, Inc.(b)	50,267	3,812,727
Equifax, Inc.(b)	41,300	1,011,850
Fannie Mae	272,100	20,423,826
Federated Investors, Inc. (Class “B” Stock)	26,500	778,040
FleetBoston Financial Corp.	290,766	12,691,936
Franklin Resources, Inc.(b)	67,800	3,529,668
Freddie Mac	191,700	11,179,944
Goldman Sachs Group, Inc.(b)	132,200	13,052,106
H&R Block, Inc.	51,600	2,857,092
J.P. Morgan Chase & Co.	564,066	20,718,144
Janus Capital Group, Inc.	62,600	1,027,266
Lehman Brothers Holdings, Inc.	75,200	5,806,944
Marshall & Ilsley Corp.	62,400	2,386,800
MBNA Corp.	355,652	8,837,952
Merrill Lynch & Co., Inc.	259,300	15,207,945
Moody’s Corp.	41,760	2,528,568
Morgan Stanley(b)	302,310	17,494,680
Paychex, Inc.(b)	103,650	3,855,780
Regions Financial Corp.	62,800	2,336,160
Schwab (Charles) Corp.(b)	374,100	4,429,344
SLM Corp.	128,100	4,826,808
Synovus Financial Corp.(b)	85,100	2,461,092
T. Rowe Price Group, Inc.(b)	36,000	1,706,760
Washington Mutual, Inc.	257,122	10,315,735

		264,500,526

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Food & Beverage — 4.1%
Adolph Coors Co.(b)	10,800	$605,880
Anheuser-Busch Cos., Inc.	232,200	12,232,296
Archer-Daniels-Midland Co.	181,938	2,769,096
Brown-Forman Corp. (Class “B” Stock)	16,300	1,523,235
Campbell Soup Co.(b)	111,800	2,996,240
Coca-Cola Co.	684,200	34,723,150
Coca-Cola Enterprises, Inc.	122,800	2,685,636
ConAgra Foods, Inc.	147,100	3,881,969
General Mills, Inc.	103,400	4,684,020
Heinz (H.J.) & Co.	98,850	3,601,106
Hershey Foods Corp.	36,500	2,810,135
Kellogg Co.	114,400	4,356,352
McCormick & Co., Inc.(b)	36,300	1,092,630
Monsanto Co.(b)	76,398	2,198,734
Pepsi Bottling Group, Inc.	79,200	1,915,056
PepsiCo, Inc.	480,940	22,421,423
Sara Lee Corp.	215,800	4,685,018
Sysco Corp.(b)	178,700	6,653,001
Wrigley (William) Jr. Co.	62,800	3,529,988

		119,364,965

Forest Products — 0.6%
Boise Cascade Corp.	19,886	653,454
Georgia-Pacific Corp.	68,039	2,086,756
International Paper Co.	131,467	5,667,542
Louisiana-Pacific Corp.(a)	22,000	393,360
MeadWestvaco Corp.	57,289	1,704,348
Plum Creek Timber Co., Inc.(b)	53,300	1,622,985
Temple-Inland, Inc.	16,000	1,002,720
Weyerhaeuser Co.(b)	61,300	3,923,200

		17,054,365

Gas Pipelines — 0.2%
Cinergy Corp.	48,339	1,876,037
Peoples Energy Corp.(b)	11,400	479,256
Sempra Energy(b)	63,054	1,895,403
Williams Cos., Inc.(b)	157,100	1,542,722

		5,793,418

Hospitals/Healthcare Management — 2.6%
Aetna, Inc.(b)	43,112	2,913,509
Agilent Technologies, Inc.(a)	127,913	3,740,176
Amgen, Inc.(a)	357,164	22,072,735
Anthem, Inc.(a)(b)	40,000	3,000,000
Applera Corp.-Applied Biosystems Group(b)	60,000	1,242,600
Chiron Corp.(a)(b)	51,600	2,940,684
Express Scripts, Inc.(a)(b)	21,200	1,408,316
Forest Laboratories, Inc.(a)	100,800	6,229,440
HCA, Inc.(b)	142,598	6,126,010
Health Management Associates, Inc. (Class “A” Stock)(b)	66,300	1,591,200
Humana, Inc.(a)	46,100	1,053,385
IMS Health, Inc.	69,020	1,715,837
Manor Care, Inc.(b)	22,950	793,382
McKesson Corp.(b)	81,107	2,608,401
Medco Health Solutions, Inc.(a)	74,796	2,542,316

SEE NOTES TO FINANCIAL STATEMENTS.

B93

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Hospitals/Healthcare Management (cont’d.)
MedImmune, Inc.(a)	68,200	$1,732,280
Tenet Healthcare Corp.(a)	127,100	2,039,955
UnitedHealth Group, Inc.(b)	167,000	9,716,060
Wellpoint Health Networks, Inc.(a)	40,800	3,957,192

		77,423,478

Household Products & Personal Care — 0.3%
Kimberly-Clark Corp.	143,188	8,460,979
Leggett & Platt, Inc.(b)	56,400	1,219,932

		9,680,911

Housing Related — 0.3%
Masco Corp.(b)	135,500	3,714,055
Maytag Corp.	21,800	607,130
Newell Rubbermaid, Inc.	72,249	1,645,110
Stanley Works	25,800	977,046
Whirlpool Corp.(b)	19,300	1,402,145

		8,345,486

Human Resources
Robert Half International, Inc.(a)(b)	52,300	1,220,682

Insurance — 4.4%
ACE, Ltd.	75,200	3,114,784
AFLAC, Inc.	141,800	5,130,324
Allstate Corp.	193,688	8,332,458
American International Group, Inc.	724,187	47,999,114
Aon Corp.(b)	90,425	2,164,775
Chubb Corp.(b)	53,400	3,636,540
CIGNA Corp.	41,000	2,357,500
Cincinnati Financial Corp.	43,200	1,809,216
Hartford Financial Services Group, Inc.(b)	80,400	4,746,012
Jefferson-Pilot Corp.	38,418	1,945,872
John Hancock Financial Services, Inc.	79,300	2,973,750
Lincoln National Corp.	47,700	1,925,649
Loews Corp.	51,800	2,561,510
Marsh & McLennan Cos., Inc.(b)	148,600	7,116,454
MBIA, Inc.(b)	41,650	2,466,929
MetLife, Inc.	209,200	7,043,764
MGIC Investment Corp.(b)	27,900	1,588,626
Principal Financial Group, Inc.	92,000	3,042,440
Progressive Corp.	60,700	5,073,913
SAFECO Corp.(b)	37,400	1,455,982
St. Paul Cos., Inc.	63,410	2,514,206
Torchmark Corp.	31,000	1,411,740
Travelers Property Casualty Corp. (Class “B” Stock)	281,469	4,776,529
UnumProvident Corp.(b)	80,456	1,268,791
XL Capital, Ltd. (Bermuda) (Class “A” Stock)	39,700	3,078,735

		129,535,613

Leisure — 1.0%
Brunswick Corp.	26,400	840,312
Carnival Corp.(b)	174,600	6,936,858
Disney (Walt) Co.(b)	564,501	13,169,808

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Leisure (cont’d.)
Harrah’s Entertainment, Inc.	29,750	$1,480,658
Hilton Hotels Corp.(b)	104,800	1,795,224
Marriott International, Inc. (Class “A” Stock)	63,600	2,938,320
Sabre Group Holdings, Inc. (Class “A” Stock)	42,419	915,826
Starwood Hotels & Resorts Worldwide, Inc.	56,800	2,043,096

		30,120,102

Machinery — 0.8%
Caterpillar, Inc.(b)	94,400	7,837,088
Deere & Co.(b)	67,400	4,384,370
Dover Corp.	58,200	2,313,450
Eaton Corp.	21,600	2,332,368
Ingersoll-Rand Co. (Class “A” Stock)	46,250	3,139,450
Parker Hannifin Corp.(b)	34,425	2,048,287
Snap-on, Inc.	14,300	461,032
Thermo Electron Corp.(a)	46,400	1,169,280

		23,685,325

Media — 3.4%
Clear Channel Communications, Inc.	172,500	8,078,175
Comcast Corp. (Class “A” Stock)(a)	626,530	20,594,041
Dow Jones & Co., Inc.(b)	22,800	1,136,580
Gannett Co., Inc.	75,600	6,740,496
Interpublic Group of Cos., Inc.(a)(b)	116,200	1,812,720
Knight-Ridder, Inc.(b)	23,000	1,779,510
McGraw Hill, Inc.	54,200	3,789,664
Meredith Corp.(b)	13,800	673,578
New York Times Co. (Class “A” Stock)	41,500	1,983,285
R.R. Donnelley & Sons, Co.(b)	31,200	940,680
Time Warner, Inc.(a)(b)	1,252,820	22,538,232
Tribune Co.	85,200	4,396,320
Univision Communications, Inc. (Class “A” Stock)(a)	91,500	3,631,635
Viacom, Inc. (Class “B” Stock)(b)	486,136	21,574,716

		99,669,632

Metals – Ferrous — 0.1%
Allegheny Technologies, Inc.	28,940	382,587
Nucor Corp.	21,800	1,220,800
United States Steel Corp.(b)	31,540	1,104,531
Worthington Industries, Inc.(b)	24,000	432,720

		3,140,638

Metals – Non Ferrous — 0.3%
Alcoa, Inc.(b)	237,776	9,035,488

Mineral Resources — 0.2%
Burlington Resources, Inc.(b)	57,417	3,179,753
Phelps Dodge Corp.(a)(b)	23,528	1,790,246

		4,969,999

SEE NOTES TO FINANCIAL STATEMENTS.

B94

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Miscellaneous – Basic Industry — 2.1%
AES Corp.(a)(b)	161,700	$1,526,448
BB&T Corp.(b)	152,400	5,888,736
Crane Co.	14,325	440,351
Danaher Corp.(b)	41,400	3,798,450
Ecolab, Inc.	73,800	2,019,906
Fortune Brands, Inc.	41,600	2,973,984
Honeywell, Inc.	241,050	8,058,302
Illinois Tool Works, Inc.	85,200	7,149,132
International Game Technology(b)	98,000	3,498,600
ITT Industries, Inc.	25,000	1,855,250
Millipore Corp.(a)(b)	14,200	611,310
Pall Corp.(b)	36,000	965,880
PPG Industries, Inc.	46,600	2,983,332
Sealed Air Corp.(a)	22,910	1,240,347
Textron, Inc.	35,100	2,002,806
Tyco International, Ltd.(b)	550,743	14,594,689
W.W. Grainger, Inc.	23,200	1,099,448

		60,706,971

Miscellaneous – Consumer Growth/Staple — 0.7%
3M Co.	218,000	18,536,540
American Greetings Corp. (Class “A” Stock)(a)(b)	20,800	454,896
Black & Decker Corp.	21,200	1,045,584

		20,037,020

Oil & Gas — 4.0%
Amerada Hess Corp.	25,500	1,355,835
Anadarko Petroleum Corp.	68,063	3,471,893
Ashland, Inc.	18,600	819,516
ChevronTexaco Corp.(b)	296,361	25,602,627
El Paso Corp.(b)	156,311	1,280,187
EOG Resources, Inc.	29,500	1,362,015
Exxon Mobil Corp.	1,846,170	75,692,970
Kerr-McGee Corp.	28,126	1,307,578
Marathon Oil Corp.	86,300	2,855,667
NICOR, Inc.	14,200	483,368
Sunoco, Inc.	22,500	1,150,875
Unocal Corp.	71,200	2,622,296

		118,004,827

Oil & Gas Exploration/Production — 0.7%
ConocoPhillips	188,497	12,359,748
Devon Energy Corp.	63,400	3,630,284
Occidental Petroleum Corp.	102,800	4,342,272

		20,332,304

Oil & Gas Services — 1.1%
Apache Corp.(b)	44,425	3,602,868
Baker Hughes, Inc.	95,130	3,059,381
BJ Services Co.(a)	43,700	1,568,830
Halliburton Co.(b)	118,300	3,075,800
Kinder Morgan, Inc.	35,000	2,068,500
Nabors Industries, Ltd. (Barbados)(a)(b)	39,500	1,639,250
Noble Corp.(a)	40,600	1,452,668
PG&E Corp.(a)(b)	117,500	3,262,975
Rowan Cos., Inc.(a)(b)	28,700	664,979
Schlumberger, Ltd.	163,700	8,957,664
Transocean Sedco Forex, Inc.(a)(b)	85,033	2,041,642

		31,394,557

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Precious Metals — 0.3%
Freeport-McMoRan Copper & Gold, Inc. (Class “B” Stock)(b)	48,900	$2,060,157
Newmont Mining Corp.	118,403	5,755,570

		7,815,727

Railroads — 0.4%
Burlington Northern Santa Fe Corp.	100,026	3,235,841
CSX Corp.	57,412	2,063,387
Norfolk Southern Corp.	110,500	2,613,325
Union Pacific Corp.(b)	71,700	4,981,716

		12,894,269

Real Estate Investment Trust — 0.4%
Apartment Investment & Management Co. (Class “A” Stock)	27,500	948,750
Equity Office Properties Trust	109,400	3,134,310
Equity Residential Properties Trust(b)	71,600	2,112,916
ProLogis	51,200	1,643,008
Simon Property Group, Inc.(b)	53,300	2,469,922

		10,308,906

Restaurants — 0.5%
Darden Restaurants, Inc.	50,250	1,057,260
McDonald’s Corp.	350,200	8,695,466
Wendy’s International, Inc.	30,700	1,204,668
Yum! Brands, Inc.(a)	82,400	2,834,560

		13,791,954

Retail — 6.6%
Albertson’s, Inc.(b)	97,944	2,218,432
AutoNation, Inc.(a)	79,500	1,460,415
AutoZone, Inc.(a)(b)	24,100	2,053,561
Bed Bath & Beyond, Inc.(a)	82,200	3,563,370
Best Buy Co., Inc.	89,450	4,672,868
Big Lots, Inc.(a)	35,200	500,192
Circuit City Stores, Inc.	66,200	670,606
Costco Wholesale Corp.(a)	126,532	4,704,460
CVS Corp.	110,000	3,973,200
Dillard’s, Inc. (Class “A” Stock)	25,750	423,845
Dollar General Corp.	90,203	1,893,361
Family Dollar Stores, Inc.	45,600	1,636,128
Federated Department Stores, Inc.(b)	51,100	2,408,343
Gap, Inc.(b)	244,287	5,669,901
Home Depot, Inc.	640,719	22,739,117
J.C. Penney Co., Inc.(b)	76,600	2,013,048
Kohl’s Corp.(a)(b)	93,700	4,210,878
Kroger Co.(a)(b)	213,600	3,953,736
Limited Brands	148,196	2,671,974
Liz Claiborne, Inc.	31,800	1,127,628
Lowe’s Cos., Inc.(b)	216,400	11,986,396
May Department Stores Co.(b)	79,600	2,313,972
Nordstrom, Inc.(b)	38,300	1,313,690
Office Depot, Inc.(a)	89,000	1,487,190
Safeway, Inc.(a)(b)	124,600	2,729,986
Sears, Roebuck & Co.(b)	68,800	3,129,712

SEE NOTES TO FINANCIAL STATEMENTS.

B95

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Retail (cont’d.)
Sherwin-Williams Co.	39,700	$1,379,178
Staples, Inc.(a)(b)	136,800	3,734,640
Starbucks Corp.(a)	104,600	3,458,076
Supervalu, Inc.	39,000	1,115,010
Target Corp.(b)	251,368	9,652,531
Tiffany & Co.	39,300	1,776,360
TJX Cos., Inc.(b)	145,200	3,201,660
Toys ‘R’ Us, Inc.(a)	61,250	774,200
Wal-Mart Stores, Inc.	1,206,400	63,999,520
Walgreen Co.	288,000	10,477,440
Winn-Dixie Stores, Inc.(b)	36,900	367,155

		195,461,779

Rubber — 0.1%
B.F. Goodrich Co.	31,800	944,142
Cooper Tire & Rubber Co.	23,800	508,844
Goodyear Tire & Rubber Co.(a)	49,200	386,712

		1,839,698

Telecommunications — 4.3%
ADC Telecommunications, Inc.(a)	232,400	690,228
Alltel Corp.	87,800	4,089,724
Andrew Corp.(a)(b)	33,112	381,119
AT&T Corp.(b)	219,073	4,447,182
AT&T Wireless Services, Inc.(a)(b)	747,343	5,971,271
BellSouth Corp.	512,200	14,495,260
CenturyTel, Inc.(b)	40,100	1,308,062
CIENA Corp.(a)(b)	115,000	763,600
Citizens Communications Co.(a)(b)	83,000	1,030,860
Lucent Technologies, Inc.(a)(b)	1,120,305	3,181,666
Motorola, Inc.(b)	641,295	9,023,021
Nextel Communications, Inc. (Class “A” Stock)(a)(b)	305,900	8,583,554
QUALCOMM, Inc.(b)	220,100	11,869,993
Qwest Communications International, Inc.(a)(b)	473,947	2,047,451
SBC Communications, Inc.	925,774	24,134,928
Scientific-Atlanta, Inc.	46,800	1,277,640
Sprint Corp.(b)	245,700	4,034,394
Sprint Corp. (PCS Group)(a)(b)	286,200	1,608,444
Tellabs, Inc.(a)	116,000	977,880
Verizon Communications, Inc.	768,138	26,946,281

		126,862,558

Textiles
VF Corp.	27,536	1,190,657

Tobacco — 0.1%
R.J. Reynolds Tobacco Holdings, Inc.(b)	22,000	1,279,300
UST, Inc.(b)	48,900	1,745,241

		3,024,541

Toy Manufacturer — 0.1%
Hasbro, Inc.(b)	47,650	1,013,992
Mattel, Inc.(b)	120,281	2,317,815

		3,331,807

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Trucking & Shipping — 1.0%
FedEx Corp.	84,340	$5,692,950
Ryder System, Inc.	17,600	601,040
United Parcel Service, Inc. (Class “B” Stock)(b)	312,100	23,267,055

		29,561,045

Utilities – Electric — 1.6%
Allegheny Energy, Inc.(a)	35,200	449,152
Ameren Corp.(b)	46,200	2,125,200
American Electric Power Co., Inc.	107,940	3,293,249
Calpine Corp.(a)(b)	95,000	456,950
CenterPoint Energy, Inc.(b)	90,610	878,011
CMS Energy Corp.(a)	43,100	367,212
Consolidated Edison, Inc.(b)	62,700	2,696,727
Constellation Energy Group	46,850	1,834,646
Dominion Resources, Inc.(b)	90,142	5,753,764
DTE Energy Co.(b)	48,700	1,918,780
Duke Energy Co.(b)	249,262	5,097,408
Edison International(b)	95,900	2,103,087
Entergy Corp.	63,200	3,610,616
FirstEnergy Corp.	91,236	3,211,507
FPL Group, Inc.(b)	50,700	3,316,794
Public Service Enterprise Group, Inc.(b)	63,700	2,790,060
Southern Co.	199,500	6,034,875
TECO Energy, Inc.(b)	43,700	629,717

		46,567,755

Utilities – Electric & Gas — 0.4%
Dynegy, Inc. (Class “A” Stock)(a)(b)	113,300	484,924
Exelon Corp.	90,875	6,030,465
KeySpan Corp.	43,400	1,597,120
NiSource, Inc.	73,000	1,601,620
Progress Energy, Inc.	65,214	2,951,586

		12,665,715

Waste Management — 0.2%
Allied Waste Industries, Inc.(a)(b)	69,000	957,720
Waste Management, Inc.	161,630	4,784,248

		5,741,968

TOTAL COMMON STOCKS (cost $2,202,576,118)		2,853,639,430

CONTINGENT VALUE OBLIGATION
Utilities — Electric & Gas
Progress Energy, Inc.(a)(e) (cost $17,640)	36,000	0

TOTAL LONG-TERM INVESTMENTS (cost $2,202,593,758)		2,853,639,430

SHORT-TERM INVESTMENTS — 26.1%
Mutual Fund — 25.9%
Dryden Core Investment Fund —Taxable Money Market Series (Note 4)(c)	762,416,165	762,416,165

SEE NOTES TO FINANCIAL STATEMENTS.

B96

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

SHORT-TERM INVESTMENTS (Continued)	Principal Amount (000)	Value (Note 2)

U.S. Government Obligation — 0.2%
United States Treasury Bill(d)(f) 0.87%, 3/18/04	$5,500	$5,489,736

TOTAL SHORT-TERM INVESTMENTS (cost $767,905,901)		767,905,901

TOTAL INVESTMENTS — 123.1% (cost $2,970,499,659; Note 6)		3,621,545,331
VARIATION MARGIN ON OPEN FUTURES CONTRACTS, NET(g)		218,225
LIABILITIES IN EXCESS OF OTHER ASSETS — (23.1)%		(680,860,917)

NET ASSETS — 100%		$2,940,902,639

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $659,448,903; cash collateral of $684,279,573 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Indicates a fair valued security.

(f)	Rate quoted represents yield-to-maturity at purchase date.

(g)	Open futures contracts as of December 31, 2003 were as follows:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2003	Unrealized Appreciation
Long Positions:
301	S&P 500 Index	Mar 04	$80,620,326	$83,572,650	$2,952,324

SEE NOTES TO FINANCIAL STATEMENTS.

B97

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2003

LONG-TERM INVESTMENTS — 95.3%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 3.8%
General Dynamics Corp.	289,100	$26,131,749
Northrop Grumman Corp.	310,400	29,674,240

		55,805,989

Biotechnology — 0.6%
MedImmune, Inc.(a)	344,200	8,742,680

Capital Markets — 8.2%
Bank of New York Co., Inc. (The)	455,100	15,072,912
Goldman Sachs Group, Inc. (The)	77,200	7,621,956
J.P. Morgan Chase & Co.(b)	597,600	21,949,848
Lehman Brothers Holdings, Inc.(b)	381,200	29,436,264
Mellon Financial Corp.(b)	461,800	14,828,398
Merrill Lynch & Co., Inc.(b)	401,200	23,530,380
Morgan Stanley(b)	128,500	7,436,295

		119,876,053

Chemicals — 1.1%
IMC Global, Inc.(b)	863,500	8,574,555
Lyondell Chemical Co.(b)	421,800	7,149,510

		15,724,065

Commercial Banks — 1.0%
FleetBoston Financial Corp.	333,500	14,557,275

Commercial Services & Supplies — 3.5%
Allied Waste Industries, Inc.(a)(b)	858,800	11,920,144
Cendant Corp.(a)(b)	741,500	16,513,205
Waste Management, Inc.	775,000	22,940,000

		51,373,349

Communications Equipment — 1.0%
Harris Corp.	283,700	10,766,415
Motorola, Inc.	229,600	3,230,472

		13,996,887

Computers & Peripherals — 1.4%
Hewlett-Packard Co.	880,250	20,219,342

Consumer Finance — 0.8%
American Express Services Co.	244,700	11,801,881

Diversified Financial Services — 4.0%
Citigroup, Inc.	1,203,500	58,417,890

Diversified Telecommunication Services — 2.8%
SBC Communications, Inc.(b)	955,600	24,912,492
Verizon Communications, Inc.	443,600	15,561,488

		40,473,980

Electric Utilities — 4.9%
DTE Energy Co.(b)	368,300	14,511,020
FirstEnergy Corp.	880,900	31,007,680
PG&E Corp.(a)(b)	382,600	10,624,802
TXU Corp.(b)	629,000	14,919,880

		71,063,382

Electronic Equipment & Instruments — 0.5%
Agilent Technologies, Inc.(a)	240,300	7,026,372

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Energy Equipment & Services — 9.4%
Baker Hughes, Inc.	603,700	$19,414,992
ENSCO International, Inc.	1,061,900	28,851,823
GlobalSantaFe Corp.(b)	1,066,400	26,478,712
Halliburton Co.(b)	1,084,900	28,207,400
Rowan Cos., Inc.(a)	411,000	9,522,870
Schlumberger, Ltd.	454,900	24,892,128

		137,367,925

Food & Staples Retailing — 3.0%
Kroger Co. (The)(a)	1,546,000	28,616,460
Safeway, Inc.(a)	683,600	14,977,676

		43,594,136

Food Products — 2.0%
ConAgra Foods, Inc.(b)	547,600	14,451,164
Kraft Foods, Inc. (Class “A” Stock)(b)	466,600	15,033,852

		29,485,016

Healthcare Providers & Services — 4.2%
CIGNA Corp.	268,100	15,415,750
Laboratory Corp. of America Holdings(a)(b)	400,000	14,780,000
Medco Health Solutions, Inc.(a)	372,404	12,658,012
Pacificare Health Systems, Inc.(a)	102,800	6,949,280
Tenet Healthcare Corp.(a)	701,000	11,251,050

		61,054,092

Hotels, Restaurants & Leisure — 1.8%
Brinker International, Inc.(a)	398,600	13,217,576
McDonald’s Corp.	523,700	13,003,471

		26,221,047

Household Products — 2.1%
Kimberly-Clark Corp.	517,100	30,555,439

Industrial Conglomerates — 1.7%
Tyco International, Ltd. (Bermuda)(b)	925,700	24,531,050

Insurance — 6.5%
Allstate Corp.	331,600	14,265,432
Hartford Financial Services Group, Inc.(b)	320,700	18,930,921
Travelers Property Casualty Corp. (Class “A” Stock)	1,056,445	17,727,147
UnumProvident Corp.(b)	466,300	7,353,551
XL Capital, Ltd. (Class “A” Stock)(b)	472,700	36,657,885

		94,934,936

Machinery — 0.5%
Navistar International Corp.(a)(b)	170,100	8,146,089

Media — 6.1%
Hughes Electronics Corp.(a)	885,281	14,651,401
Liberty Media Corp. (Class “A” Stock)(a)(b)	1,666,100	19,809,929
New York Times Co. (The) (Class “A” Stock)	207,600	9,921,204

SEE NOTES TO FINANCIAL STATEMENTS.

B98

VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2003

COMMON STOCKS (Continued)	Shares	Value (Note 2)

Media (cont’d.)
News Corp., Ltd. (The), ADR (Australia)	820,801	$24,829,239
Time Warner, Inc.(a)(b)	426,800	7,678,132
Viacom, Inc. (Class “B” Stock)	273,800	12,151,244

		89,041,149

Office Electronics — 1.8%
Xerox Corp.(a)(b)	1,932,700	26,671,260

Oil & Gas — 5.8%
Apache Corp.(b)	133,710	10,843,881
ExxonMobil Corp.	537,900	22,053,900
Occidental Petroleum Corp.	546,600	23,088,384
Royal Dutch Petroleum Co. (Netherlands)	52,300	2,739,997
Total SA, ADR (France)	283,600	26,235,836

		84,961,998

Paper & Forest Products — 4.1%
Boise Cascade Corp.	324,000	10,646,640
Georgia-Pacific Corp.	605,500	18,570,685
International Paper Co.	701,300	30,233,043

		59,450,368

Pharmaceuticals — 3.6%
Novartis AG, ADR (Switzerland)	358,400	16,446,976
Pfizer, Inc.	640,140	22,616,146
Wyeth	305,542	12,970,258

		52,033,380

Road & Rail — 1.2%
Union Pacific Corp.	246,600	17,133,768

COMMON STOCKS (Continued)	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment — 0.1%
Agere Systems, Inc. (Class “B” Stock)(a)	679,800	$1,971,420

Software — 2.0%
Mentor Graphics Corp.(a)	991,200	14,412,048
Microsoft Corp.	529,600	14,585,184

		28,997,232

Specialty Retail — 2.1%
Limited Brands	577,200	10,406,916
Toys “R” Us, Inc.(a)	1,554,800	19,652,672

		30,059,588

Tobacco — 3.7%
Altria Group, Inc.(b)	750,500	40,842,210
Loews Corp. — Carolina Group	540,400	13,639,696

		54,481,906

TOTAL LONG-TERM INVESTMENTS (cost $1,186,265,947)		1,389,770,944

SHORT-TERM INVESTMENT — 25.6%
Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series, (cost $374,016,849; Note 4)(c)	374,016,849	374,016,849

TOTAL INVESTMENTS — 120.9% (cost $1,560,282,796; Note 6)		1,763,787,793

LIABILITIES IN EXCESS OF OTHER ASSETS — (20.9)%		(304,764,400)

NET ASSETS — 100%		$1,459,023,393

The following abbreviations are used in portfolio descriptions:

ADR	American Depository Receipt

(a)	Non-income producing security.

(b)	Portion of securities on loan with an aggregate market value of $264,057,525; cash collateral $281,152,744 was received with which the portfolio purchased securities.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities on loan.

SEE NOTES TO FINANCIAL STATEMENTS.

B99

Financial Highlights

	Diversified Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.82	$11.36	$11.28	$10.95	$11.06

Income From Investment Operations:
Net investment income	0.45	0.57	0.67	0.77	0.67
Net realized and unrealized gains (losses) on investments	0.35	0.17	0.12	0.26	(0.75)

Total from investment operations	0.80	0.74	0.79	1.03	(0.08)

Less Distributions:
Dividends from net investment income	(0.45)	(1.27)	(0.71)	(0.70)	—
Distributions from net realized gains	—	—	—	— (b)	(0.03)
Tax return of capital distributions	—	(0.01)	—	—	—

Total distributions	(0.45)	(1.28)	(0.71)	(0.70)	(0.03)

Net Asset Value, end of year	$11.17	$10.82	$11.36	$11.28	$10.95

Total Investment Return(a)	7.49%	7.07%	6.98%	9.72%	(0.74)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,418.0	$1,370.3	$1,400.7	$1,269.8	$1,253.8
Ratios to average net assets:
Expenses	0.44%	0.44%	0.44%	0.45%	0.43%
Net investment income	4.02%	5.25%	6.35%	6.83%	6.25%
Portfolio turnover rate	706%	595%	257%	139%	171%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

	Diversified Conservative Growth Portfolio
	Year Ended December 31,				May 3, 1999(a) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.17	$9.89	$10.16	$10.37	$10.00

Income From Investment Operations:
Net investment income	0.32	0.38	0.42	0.46	0.22
Net realized and unrealized gains (losses) on investments	1.58	(1.08)	(0.28)	(0.09)	0.39

Total from investment operations	1.90	(0.70)	0.14	0.37	0.61

Less Distributions:
Dividends from net investment income	(0.44)	(0.02)	(0.41)	(0.46)	(0.22)
Distributions in excess of net investment income	—	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	—	(0.09)	—
Distributions in excess of net realized gains	—	—	—	(0.02)	—

Total distributions	(0.44)	(0.02)	(0.41)	(0.58)	(0.24)

Net Asset Value, end of period	$10.63	$9.17	$9.89	$10.16	$10.37

Total Investment Return(b)	21.57%	(7.10)%	1.51%	3.79%	6.10%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$169.6	$157.1	$204.1	$204.8	$115.8
Ratios to average net assets:
Expenses	0.98%	0.92%	0.94%	0.93%	1.05	%(c)
Net investment income	2.93%	3.63%	4.17%	4.71%	3.74	%(c)
Portfolio turnover	224%	271%	315%	319%	107	%(d)

(a)	Commencement of investment operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D1

Financial Highlights

	Equity Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.75	$20.49	$24.50	$28.90	$29.64

Income From Investment Operations:
Net investment income	0.17	0.17	0.18	0.51	0.54
Net realized and unrealized gains (losses) on investments	4.81	(4.75)	(2.83)	0.26	3.02

Total from investment operations	4.98	(4.58)	(2.65)	0.77	3.56

Less Distributions:
Dividends from net investment income	(0.18)	(0.16)	(0.18)	(0.51)	(0.53)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.77)

Total distributions	(0.18)	(0.16)	(1.36)	(5.17)	(4.30)

Net Asset Value, end of year	$20.55	$15.75	$20.49	$24.50	$28.90

Total Investment Return(a)	31.65%	(22.34)%	(11.18)%	3.28%	12.49%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$4,012.3	$3,273.6	$4,615.9	$5,652.7	$6,235.0
Ratios to average net assets:
Expenses	0.49%	0.48%	0.49%	0.49%	0.47%
Net investment income	0.96%	0.88%	0.84%	1.75%	1.72%
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

	Equity Portfolio
	Class II
	Year Ended December 31,				May 3, 1999(c) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$15.76	$20.49	$24.51	$28.92	$32.79

Income From Investment Operations:
Net investment income	0.08	0.09	0.09	0.39	0.28
Net realized and unrealized gains (losses) on investments	4.83	(4.72)	(2.83)	0.26	(0.60)

Total from investment operations	4.91	(4.63)	(2.74)	0.65	(0.32)

Less distributions:
Dividends from net investment income	(0.09)	(0.10)	(0.10)	(0.40)	(0.34)
Distributions in excess of net investment income	—	—	—	(0.02)	—
Distributions from net realized gains	—	—	(1.18)	(4.64)	(3.21)

Total distributions	(0.09)	(0.10)	(1.28)	(5.06)	(3.55)

Net Asset Value, end of period	$20.58	$15.76	$20.49	$24.51	$28.92

Total Investment Return(a)	31.11%	(22.62)%	(11.57)%	2.83%	(0.68)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.8	$0.4	$1.1	$1.8	$0.3
Ratios to average net assets:
Expenses	0.89%	0.88%	0.89%	0.91%	0.87	%(b)
Net investment income	0.54%	0.46%	0.45%	1.26%	1.33	%(b)
Portfolio turnover rate	54%	54%	153%	78%	9%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)	Annualized.

(c)	Commencement of offering of Class II shares.

SEE NOTES TO FINANCIAL STATEMENTS.

D2

Financial Highlights

	Global Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.35	$15.29	$23.61	$30.98	$21.16

Income From Investment Operations:
Net investment income	0.10	0.07	0.09	0.07	0.06
Net realized and unrealized gains (losses) on investments	3.74	(3.87)	(3.58)	(5.30)	10.04

Total from investment operations	3.84	(3.80)	(3.49)	(5.23)	10.10

Less Distributions:
Dividends from net investment income	(0.05)	(0.14)	(0.06)	(0.07)	—
Distributions in excess of net investment income	—	—	—	(0.13)	(0.10)
Distributions from net realized gains	—	—	(4.77)	(1.94)	(0.18)

Total distributions	(0.05)	(0.14)	(4.83)	(2.14)	(0.28)

Net Asset Value, end of year	$15.14	$11.35	$15.29	$23.61	$30.98

Total Investment Return(a)	34.07%	(25.14)%	(17.64)%	(17.68)%	48.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$665.6	$514.9	$885.0	$1,182.1	$1,298.3
Ratios to average net assets:
Expenses	0.87%	0.82%	0.84%	0.85%	0.84%
Net investment income	0.78%	0.47%	0.58%	0.25%	0.21%
Portfolio turnover rate	88%	75%	67%	95%	76%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

	High Yield Bond Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$4.59	$5.40	$6.14	$7.52	$7.21

Income From Investment Operations:
Net investment income	0.41	0.29	0.58	0.74	0.79
Net realized and unrealized gains (losses) on investments	0.71	(0.21)	(0.62)	(1.30)	(0.46)

Total from investment operations	1.12	0.08	(0.04)	(0.56)	0.33

Less Distributions:
Dividends from net investment income	(0.42)	(0.89)	(0.70)	(0.82)	(0.02)

Net Asset Value, end of year	$5.29	$4.59	$5.40	$6.14	$7.52

Total Investment Return(a)	25.04%	1.50%	(0.44)%	(7.91)%	4.61%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,466.7	$1,128.6	$655.8	$661.3	$802.2
Ratios to average net assets:
Expenses	0.60%	0.58%	0.60%	0.60%	0.60%
Net investment income	8.11%	9.36%	10.93%	10.47%	10.48%
Portfolio turnover rate	93%	77%	84%	76%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

SEE NOTES TO FINANCIAL STATEMENTS.

D3

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.79	$18.57	$22.97	$32.39	$23.91

Income From Investment Operations:
Net investment income	0.04	0.03	0.04	0.01	0.05
Net realized and unrealized gains (losses) on investments	3.83	(5.78)	(4.22)	(5.61)	9.88

Total from investment operations	3.87	(5.75)	(4.18)	(5.60)	9.93

Less Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.03)	— (b)	(0.05)
Distributions from net realized gains	—	—	(0.19)	(3.82)	(1.40)

Total distributions	(0.04)	(0.03)	(0.22)	(3.82)	(1.45)

Net Asset Value, end of year	$16.62	$12.79	$18.57	$22.97	$32.39

Total Investment Return(a)	30.25%	(30.95)%	(18.25)%	(17.38)%	41.76%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,772.4	$1,388.8	$2,186.9	$2,892.7	$2,770.7
Ratios to average net assets:
Expenses	0.64%	0.61%	0.64%	0.64%	0.63%
Net investment income	0.28%	0.21%	0.18%	0.02%	0.17%
Portfolio turnover rate	69%	74%	86%	89%	58%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b)	Less than $0.005 per share.

	Jennison Portfolio
	Class II
	Year Ended December 31,			February 10, 2000(d) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.70	$18.45	$22.88	$34.25

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.02)	0.01	(0.03)
Net realized and unrealized gains (losses) on investments	3.77	(5.73)	(4.25)	(7.54)

Total from investment operations	3.76	(5.75)	(4.24)	(7.57)

Less Distributions:
Dividends from net investment income	—	—	— (c)	—	(c)
Distributions from net realized gains	—	—	(0.19)	(3.80)

Total distributions	—	—	(0.19)	(3.80)

Net Asset Value, end of period	$16.46	$12.70	$18.45	$22.88

Total Investment Return(a)	29.61%	(31.17)%	(18.60)%	(22.19)%
Ratios/Supplement Data:
Net assets, end of period (in millions)	$74.3	$48.1	$59.6	$13.3
Ratios to average net assets:
Expenses	1.04%	1.01%	1.04%	1.04	%(b)
Net investment income (loss)	(0.13)%	(0.19)%	(0.19)%	(0.39	)%(b)
Portfolio turnover rate	69%	74%	86%	89%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods less than one full year are not annualized.

(b)	Annualized.

(c)	Less than $0.005 per share.

(d)	Commencement of offering of Class II Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

D4

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,				May 3, 1999(a) through December 31, 1999
	2003	2002	2001	2000
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.28	$10.65	$10.99	$11.88	$10.00

Income From Investment Operations:
Net investment income	0.02	0.02	0.05	0.05	0.02
Net realized and unrealized gains (losses) on investments	2.40	(2.39)	(0.15)	(0.71)	1.88

Total from investment operations	2.42	(2.37)	(0.10)	(0.66)	1.90

Less Distributions:
Dividends from net investment income	(0.02)	— (d)	(0.05)	(0.05)	(0.02)
Distributions from net realized gains	—	—	(0.19)	(0.18)	—	(d)

Total distributions	(0.02)	—	(0.24)	(0.23)	(0.02)

Net Asset Value, end of period	$10.68	$8.28	$10.65	$10.99	$11.88

Total Investment Return(b):	29.30%	(22.24)%	(1.01)%	(5.41)%	18.95%
Ratios Supplemental Data:
Net assets, end of period (in millions)	$64.6	$57.2	$87.8	$95.8	$65.0
Ratios to average net assets:
Expenses	0.95%	0.97%	0.93%	0.88%	1.09	%(c)
Net investment income	0.18%	0.19%	0.46%	0.45%	0.33	%(c)
Portfolio turnover rate	102%	75%	131%	163%	64	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

(e)	Not annualized.

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,			February 15, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$8.23	$10.63	$10.99	$11.36

Income From Investment Operations:
Net investment income	— (d)	— (d)	0.02	0.01
Net realized and unrealized gains (losses) on investments	2.37	(2.40)	(0.15)	(0.19)

Total from investment operations	2.37	(2.40)	(0.13)	(0.18)

Less Distributions:
Dividends from net investment income	—	—	(0.04)	(0.01)
Distributions from net realized gains	—	—	(0.19)	(0.18)

Total distributions	—	—	(0.23)	(0.19)

Net Asset Value, end of period	$10.60	$8.23	$10.63	$10.99

Total Investment Retun(b):	28.80%	(22.58)%	(1.30)%	(1.53)%
Ratios Supplemental Data:
Net assets, end of period (in millions)	$39.6	$7.5	$2.0	$0.7
Ratios to average net assets:
Expenses	1.35%	1.37%	1.33%	1.28	%(c)
Net investment income (loss)	(0.22)%	(0.21)%	0.06%	0.10	%(c)
Portfolio turnover rate	102%	75%	131%	163%

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized and unrealized gains	0.08	0.15	0.41	0.60	0.49
Dividend and distributions	(0.08)	(0.15)	(0.41)	(0.60)	(0.49)

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Investment Return(a)	0.84%	1.52%	4.22%	6.20%	4.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$933.7	$1,366.6	$1,501.9	$1,238.2	$1,335.5
Ratios to average net assets:
Expenses	0.44%	0.43%	0.43%	0.44%	0.42%
Net investment income	0.84%	1.52%	3.86%	6.03%	4.90%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.91	$15.48	$17.11	$16.25	$14.71

Income From Investment Operations:
Net investment income	0.07	0.06	0.06	0.07	0.10
Net realized and unrealized gains (losses) on investments	4.82	(2.31)	0.67	1.81	1.71

Total from investment operations	4.89	(2.25)	0.73	1.88	1.81

Less Distributions:
Dividends from net investment income	(0.07)	(0.13)	(0.08)	(0.08)	—
Distributions from net realized gains	(0.09)	(0.19)	(2.28)	(0.94)	(0.27)

Total distributions	(0.16)	(0.32)	(2.36)	(1.02)	(0.27)

Net Asset Value, end of year	$17.64	$12.91	$15.48	$17.11	$16.25

Total Investment Return(a)	38.27%	(14.92)%	5.53%	12.81%	12.68%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$619.9	$467.4	$611.1	$568.3	$437.5
Ratios to average net assets:
Expenses	0.48%	0.46%	0.48%	0.48%	0.45%
Net investment income	0.47%	0.40%	0.52%	0.59%	0.70%
Portfolio turnover rate	15%	17%	23%	29%	31%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

SEE NOTES TO FINANCIAL STATEMENTS.

D6

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.90	$7.58	$9.33	$10.00

Income From Investment Operations:
Net investment income	0.01	— (e)	0.02	0.01
Net realized and unrealized gains (losses) on investments	1.92	(1.68)	(1.69)	(0.67)

Total from investment operations	1.93	(1.68)	(1.67)	(0.66)

Less Distributions:
Dividends from net investment income	— (e)	—	(0.02)	(0.01)
Distributions from net realized gains	—	—	(0.06)	—

Total distributions	—	—	(0.08)	(0.01)

Net Asset Value, end of period	$7.83	$5.90	$7.58	$9.33

Total Investment Return(b)	32.77%	(22.16)%	(17.92)%	(6.65)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$60.6	$15.1	$7.5	$2.1
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	0.16%	0.06%	0.39%	0.36	%(c)
Portfolio turnover rate	22%	26%	62%	6	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D7

Financial Highlights

	SP Alliance Technology Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$3.35	$5.71	$7.62	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.03)	(0.04)	(0.03)	0.01
Net realized and unrealized gains (losses) on investments	1.45	(2.32)	(1.88)	(2.38)

Total from investment operations	1.42	(2.36)	(1.91)	(2.37)

Less Distributions:
Dividends from net investment income	—	—	—	(0.01)
Distributions in excess of net investment income	—	—	—	—	(c)

Total distributions	—	—	—	(0.01)

Net Asset Value, end of period	$4.77	$3.35	$5.71	$7.62

Total Investment Return(b)	42.39%	(41.33)%	(25.07)%	(23.71)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.0	$6.5	$7.7	$6.1
Ratios to average net assets:(f)
Expenses	1.30%	1.30%	1.30%	1.30	%(d)
Net investment income (loss)	(1.05)%	(1.10)%	(0.69)%	0.37	%(d)
Portfolio turnover rate	88%	81%	47%	23	%(e)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.
(c)	Less than $0.005 per share.
(d)	Annualized.
(e)	Not annualized.
(f)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.56% and (2.31)%, respectively, for the year ended December 31, 2003, 3.00% and (2.81)%, respectively, for the year ended December 31, 2002, 3.16% and (2.53)%, respectively, for the year ended December 31, 2001 and 4.66% and (2.99)%, respectively, for the period ended December 31, 2000.

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.96	$9.02	$9.80	$10.00

Income from Investment Operations:
Net investment income	0.09	0.11	0.14	0.06
Net realized and unrealized gain (loss) on investments	1.71	(1.16)	(0.73)	(0.20)

Total from investment operations	1.80	(1.05)	(0.59)	(0.14)

Less Distributions:
Dividends from net investment income	(0.10)	—	(0.14)	(0.06)
Distributions from net realized gains	—	(0.01)	(0.05)	—

Total distributions	(0.10)	(0.01)	(0.19)	(0.06)

Net asset value, end of period	$9.66	$7.96	$9.02	$9.80

Total Investment Return(b)	22.87%	(11.67)%	(5.99)%	(1.42)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$449.8	$147.3	$66.1	$3.7
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.83%	1.96%	3.26%	4.89	%(c)
Portfolio turnover rate	12%	22%	35%	4	%(d)

(a)	Commencement of operations.
(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.
(c)	Annualized.
(d)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D8

Financial Highlights

	SP Conservative Assset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.16	$9.77	$10.00	$10.00

Income From Investment Operations:
Net investment income	0.16	0.16	0.21	0.08
Net realized and unrealized gains (losses) on investments	1.33	(0.73)	(0.24)	—	(c)

Total from investment operations	1.49	(0.57)	(0.03)	0.08

Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.03)	(0.16)	(0.08)
Distributions from net realized gains	(.01)	(0.01)	(0.04)	—	(c)

Total dividends and distributions	(.17)	(0.04)	(0.20)	(0.08)

Net Asset Value, end of period	$10.48	$9.16	$9.77	$10.00

Total Investment Return(b)	16.49%	(5.88)%	(0.23)%	0.84%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$281.2	$117.5	$47.9	$1.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(d)
Net investment income	2.60%	2.79%	4.76%	8.07	%(d)
Portfolio turnover rate	22%	25%	29%	4	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Less than $0.005 per share.

(d)	Annualized.

(e)	Not annualized.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$6.84	$8.27	$9.52	$10.00

Income from Investment Operations:
Net investment income	0.04	0.06	0.09	0.03
Net realized and unrealized losses on investments	1.88	(1.49)	(1.21)	(0.49)

Total from investment operations	1.92	(1.43)	(1.12)	(0.46)

Less Distributions:
Dividends from net investment income	(0.05)	—	(0.08)	(0.02)
Distributions from net realized gains	—	— (e)	(0.05)	—

Total distributions	(0.05)	—	(0.13)	(0.02)

Net Asset Value, end of period	$8.71	$6.84	$8.27	$9.52

Total Investment Return(b)	28.27%	(17.26)%	(11.77)%	(4.56)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$326.7	$96.4	$46.8	$3.9
Ratios to average net assets:
Expenses	0.05%	0.05%	0.05%	0.05	%(c)
Net investment income	1.10%	1.12%	1.71%	2.95	%(c)
Portfolio turnover rate	18%	24%	43%	39	%(d)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns of less than a full year are not annualized.

(c)	Annualized.

(d)	Not annualized.

(e)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D9

Financial Highlights

	SP INVESCO Small Company Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.84	$6.94	$8.38	$10.00

Income From Investment Operations:
Net investment loss	(0.03)	(0.03)	(0.02)	—	(f)
Net realized and unrealized gains (losses) on investments	1.71	(2.07)	(1.42)	(1.62)

Total from investment operations	1.68	(2.10)	(1.44)	(1.62)

Net Asset Value, end of period	$6.52	$4.84	$6.94	$8.38

Total Investment Return(b)	34.71%	(30.26)%	(17.18)%	(16.20)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$35.0	$12.5	$8.4	$5.5
Ratios to average net assets:(d)
Expenses	1.15%	1.15%	1.15%	1.15	%(c)
Net investment loss	(0.72)%	(0.73)%	(0.28)%	(0.10	)%(c)
Portfolio turnover rate	122%	109%	83%	29	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively, for the year ended December 31, 2003, 2.30% and (1.89)%, respectively, for the year ended December 31, 2002, 2.84% and (1.97)%, respectively, for the year ended December 31, 2001 and 4.00% and (2.95)% respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

	SP Jennison International Growth Portfolio
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001(f)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.22	$5.45		$8.50		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01		0.02		0.01
Net realized and unrealized gains (losses) on investments	1.66	(1.24)		(3.05)		(1.51)

Total from investment operations	1.67	(1.23)		(3.03)		(1.50)

Less Distributions:
Tax return of capital distributions	—	—		(0.02)		—

Net Asset Value, end of period	$5.89	$4.22		$5.45		$8.50

Total Investment Return(b)	39.57%	(22.57)%		(35.64)%		(15.00)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$105.6	$34.9		$19.9		$7.6
Ratios to average net assets:(d)
Expenses	1.15%	1.24%		1.24%		1.24	%(c)
Net investment income	0.56%	0.26	%(g)	0.31	%(g)	0.51	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 1.40% and 0.10%, respectively, for the year ended December 31, 2002 and 1.86% and (0.30)%, respectively, for the year ended December 31, 2001 and 3.44% and (1.69)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Calculated based upon weighted average shares outstanding during the year.

(g)	Includes custody fee credits of 0.02% and 0.12% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment income would have been 0.24% and 0.19%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

D10

Financial Highlights

	SP Jennison International Growth Portfolio
	Class II
	Year Ended December 31,					October 4, 2000(a) through December 31, 2000
	2003	2002		2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.19	$5.43		$8.48		$9.79

Income From Investment Operations:
Net investment income (loss)	0.01	—	(f)	—	(f)	—	(f)
Net realized and unrealized gains (losses) on investments	1.63	(1.24)		(3.04)		(1.31)

Total from investment operations	1.64	(1.24)		(3.04)		(1.31)

Less Distributions:
Tax return of capital distributions	—	—		(0.01)		—
Net Asset Value, end of period	$5.83	$4.19		$5.43		$8.48

Total Investment Return(b)	39.14%	(22.84)%		(35.92)%		(13.28)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$113.6	$23.6		$14.9		$2.7
Ratios to average net assets:(d)
Expenses	1.54%	1.64%		1.64%		1.64	%(c)
Net investment income (loss)	0.04%	(0.11	)%(h)	(0.03	)%(h)	—	%(c)
Portfolio turnover rate	121%	108%		86%		12	%(e)

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment returns for years of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.80% and (0.26)%, respectively, for the year ended December 31, 2002 and 2.26% and (0.66)%, respectively, for the year ended December 31, 2001 and 3.84% and (2.20)%, respectively, for the year ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Calculated based upon weighted average shares outstanding during the year.

(h)	Includes custody fee credits of 0.02% and 0.13% for the year ended December 31, 2002 and the year ended December 31, 2001, respectively. If the Portfolio had not earned custodian fee credits, the annual net investment loss would have been (0.13)% and (0.16)%, respectively for the year ended December 31, 2002 and the year ended December 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS.

D11

Financial Highlights

	SP Large Cap Value Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$7.81	$9.44	$10.44	$10.00

Income From Investment Operations:
Net investment income	0.09	0.08	0.09	0.04
Net realized and unrealized gains (losses) on investments	2.00	(1.62)	(0.99)	0.44

Total from investment operations	2.09	(1.54)	(0.90)	0.48

Less Distributions:
Dividends from net investment income	—	(0.09)	(0.10)	(0.04)
Distributions in excess of net investment income	—	—	—	—	(e)
Tax Return of Capital	—	— (e)	—	—

Total distributions	—	(0.09)	(0.10)	(0.04)

Net Asset Value, end of period	$9.90	$7.81	$9.44	$10.44

Total Investment Return(b)	26.76%	(16.37)%	(8.65)%	4.82%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$72.9	$38.3	$23.7	$3.9
Ratios to average net assets:(d)
Expenses	0.90%	0.90%	0.90%	0.90	%(c)
Net investment income	1.32%	1.22%	1.18%	1.60	%(c)
Portfolio turnover rate	73%	96%	61%	13	%(f)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003 and 1.31% and 0.81%, respectively, for the year ended December 31, 2002, 1.98% and 0.10%, respectively, for the year ended December 31, 2001 and 5.47% and (2.97)%, respectively, for the period ended December 31, 2000.

(e)	Less than $0.005 per share.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D12

Financial Highlights

	SP MFS Capital Opportunities Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.00	$7.01	$9.15		$10.00

Income From Investment Operations:
Net investment income	0.01	0.01	—	(f)	0.01
Net realized and unrealized gain (loss) on investments	1.33	(2.02)	(2.13)		(0.85)

Total from investment operations	1.34	(2.01)	(2.13)		(0.84)

Less Distributions:
Dividends from net investment income	(0.01)	—	(0.01)		(0.01)

Net Asset Value, end of period	$6.33	$5.00	$7.01		$9.15

Total Return(b)	26.80%	(28.67)%	(23.28)%		(8.39)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.3	$9.3	$8.2		$4.3
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%		1.00	%(c)
Net investment income	0.34%	0.16%	(—	)%(g)	0.40	%(c)
Portfolio turnover rate	58%	143%	99%		25	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.02% and (0.69)%, respectively, for the year ended December 31, 2003 and 2.28% and (1.12)%, respectively, for the year ended December 31, 2002, 3.04% and (2.04)%, respectively, for the year ended December 31, 2001 and 5.48% and (4.08)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

(g)	Less than $0.005%.

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.09	$7.62	$9.69	$10.00

Income From Investment Operations:
Net investment income loss	(0.02)	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	1.66	(3.51)	(2.01)	(0.25)

Total from investment operations	1.64	(3.53)	(2.02)	(0.23)

Less Distributions:
Dividends from net investment income	—	—	(0.01)	(0.02)
Distributions from net realized gains	—	—	(0.04)	(0.06)

Total distributions	—	—	(0.05)	(0.08)

Net Asset Value, end of period	$5.73	$4.09	$7.62	$9.69

Total Investment Return(b)	40.10%	(46.33)%	(20.93)%	(2.26)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.9	$18.3	$15.9	$5.6
Ratios to average net assets:(d)
Expenses	1.00%	1.00%	1.00%	1.00	%(c)
Net investment income (loss)	(0.73)%	(0.59)%	(0.20)%	1.16	%(c)
Portfolio turnover rate	73%	255%	93%	27	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.34% and (1.07)%, respectively, for the year ended December 31, 2003, 1.68% and (1.27)%, respectively, for the year ended December 31, 2002, 2.11% and (1.31)%, respectively, for the year ended December 31, 2001 and 4.59% and (2.43)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D13

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,				September 22, 2000(a) through December 31, 2000
	2003	2002	2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$11.41	$10.70	$10.40		$10.00

Income From Investment Operations:
Net investment income	0.23	0.28	0.32		0.13
Net realized and unrealized gains on investments	0.43	0.71	0.57		0.39

Total from investment operations	0.66	0.99	0.89		0.52

Less Distributions:
Dividends from net investment income	(0.28)	(0.28)	(0.34)		(0.11)
Distributions from net realized gains	(0.25)	— (f)	(0.25)		(0.01)

Total distributions	(0.53)	(0.28)	(0.59)		(0.12)

Net Asset Value, end of period	$11.54	$11.41	$10.70		$10.40

Total Investment Return(b)	5.85%	9.39%	8.66%		5.18%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$839.1	$471.7	$147.0		$10.7
Ratios to average net assets:
Expenses	0.65%	0.67%	0.76	%(d)	0.76	%(c)(d)
Net investment income	2.19%	3.02%	3.69	%(d)	5.94	%(c)(d)
Portfolio turnover rate	656%	574%	718%		239	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income ratios would have been 0.82% and 3.63%, respectively, for the year ended December 31, 2001 and 2.73% and 3.97%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share.

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.68	$6.89		$8.38		$10.00

Income From Investment Operations:
Net investment income (loss)	(0.02)	(0.02)		(0.01)		0.01
Net realized and unrealized gains (losses) on investments	1.99	(2.19)		(1.48)		(1.62)

Total from investment operations	1.97	(2.21)		(1.49)		(1.61)

Less Dividends:
Dividends from net investment income	—	—		—		(0.01)

Net Asset Value, end of period	$6.65	$4.68		$6.89		$8.38

Total Investment Return(b)	42.09%	(32.08)%		(17.78)%		(16.11)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$170.0	$51.0		$31.2		$6.4
Ratios to average net assets:
Expenses	0.80%	0.90	%(d)	0.90	%(d)	0.90	%(c)(d)
Net investment income (loss)	(0.56)%	(0.48	)%(d)	(0.37	)%(d)	0.49	%(c)(d)
Portfolio turnover rate	213%	299%		258%		82	%(e)

(a)	Commencement of operations.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 0.98% and (0.56)%, respectively, for the year ended December 31, 2002, 1.41% and (0.88)%, respectively, for the year ended December 31, 2001 and 4.26% and (2.87)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D14

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,			July 9, 2001(a) through December 31, 2001
	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.65	$6.88		$7.56

Income From Investment Operations:
Net investment loss	(0.05)	(0.05)		(0.01)
Net realized and unrealized gains (losses) on investments	1.98	(2.18)		(0.67)

Total from investment operations	1.93	(2.23)		(0.68)

Net Asset Value, end of period	$6.58	$4.65		$6.88

Total Investment Return(b)	41.51%	(32.41)%		(8.99)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$0.3	$0.2		$0.2
Ratios to average net assets:
Expenses	1.20%	1.30	%(c)	1.30	%(c)(d)
Net investment loss	(0.97)%	(0.89	)%(c)	(0.87	)%(c)(d)
Portfolio turnover rate	213%	299%		258%

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have 1.38% and (0.95)%, respectively, for the year ended December 31, 2002, 1.81% and (1.38)%, respectively, for the period ended December 31, 2001.

(d)	Annualized.

	SP Small/Mid Cap Value Portfolio
	Year Ended December 31,					September 22, 2000(a) through December 31, 2000
	2003	2002		2001
Per Share Operating Performance:
Net Asset Value, beginning of period	$9.68	$11.36		$11.13		$10.00

Income From Investment Operations:
Net investment income	0.02	0.05		0.08		0.03
Net realized and unrealized gains (losses) on investments	3.18	(1.68)		0.26		1.10

Total from investment operations	3.20	(1.63)		0.34		1.13

Less Dividends:
Dividends from net investment income	— (b)	(0.05)		(0.11)		—	(b)

Net Asset Value, end of period	$12.88	$9.68		$11.36		$11.13

Total Investment Return(c)	33.11%	(14.38)%		3.11%		11.33%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$250.6	$99.2		$47.4		$6.1
Ratios to average net assets:
Expenses	1.04%	1.05	%(e)	1.05	%(e)	1.05	%(d)(e)
Net investment income	0.37%	0.69	%(e)	1.08	%(e)	1.79	%(d)(e)
Portfolio turnover rate	90%	116%		89%		18	%(f)

(a)	Commencement of operations.

(b)	Less than $0.005 per share.

(c)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(d)	Annualized.

(e)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment income (loss) ratios would have been 1.10% and 0.64%, respectively, for the year ended December 31, 2002, 1.56% and 0.57%, respectively, for the year ended December 31, 2001 and 4.84% and (2.00)%, respectively, for the period ended December 31, 2000.

(f)	Not annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

D15

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,			September 22, 2000(a) through December 31, 2000
	2003	2002	2001(g)
Per Share Operating Performance:
Net Asset Value, beginning of period	$5.03	$6.73	$7.94	$10.00

Income From Investment Operations:
Net investment income (loss)	(0.01)	(0.01)	(0.01)	—	(f)
Net realized and unrealized gains (losses) on investments	1.31	(1.69)	(1.20)	(2.06)

Total from investment operations	1.30	(1.70)	(1.21)	(2.06)

Net Asset Value, end of period	$6.33	$5.03	$6.73	$7.94

Total Investment Return(b)	25.84%	(25.26)%	(15.32)%	(20.47)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$21.6	$10.8	$7.7	$5.9
Ratios to average net assets:(d)
Expenses	1.01%	1.01%	1.01%	1.01	%(c)
Net investment income (loss)	(0.28)%	(0.30)%	(0.16)%	0.18	%(c)
Portfolio turnover rate	93%	62%	116%	37	%(e)

(a)	Commencement of offering of Class I shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 1.65% and (0.92)%, respectively, for the year ended December 31, 2003, 1.98% and (1.28)%, respectively, for the year ended December 31, 2002, 2.61% and (1.76)%, respectively, for the year ended December 31, 2001 and 3.88% and (2.69)%, respectively, for the period ended December 31, 2000.

(e)	Not annualized.

(f)	Less than $0.005 per share

(g)	Calculated based upon weighted average shares outstanding during the year.

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,		January 12, 2001(a) through December 31, 2001(e)
	2003	2002
Per Share Operating Performance:
Net Asset Value, beginning of period	$4.99	$6.70	$8.43

Income From Investment Operations:
Net investment loss	(0.03)	(0.02)	(0.03)
Net realized and unrealized gains (losses) on investments	1.30	(1.69)	(1.70)

Total from investment operations	1.27	(1.71)	(1.73)

Net Asset Value, end of period	$6.26	$4.99	$6.70

Total Investment Return(b)	25.45%	(25.52)%	(20.80)%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$14.3	$6.6	$2.0
Ratios to average net assets:(d)
Expenses	1.41%	1.41%	1.41	%(c)
Net investment loss	(0.68)%	(0.68)%	(0.58	)%(c)
Portfolio turnover rate	93%	62%	116%

(a)	Commencement of offering of Class II shares.

(b)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(c)	Annualized.

(d)	Net of expense subsidy. If the investment advisor had not subsidized expenses, the annual expense and net investment loss ratios would have been 2.05% and (1.32)%, respectively, for the year ended December 31, 2003, 2.34% and (1.61)%, respectively, for the year ended December 31, 2002 and 3.01% and (2.18)%, respectively, for the period ended December 31, 2001.

(e)	Calculated based upon weighted average shares outstanding during the period.

SEE NOTES TO FINANCIAL STATEMENTS.

D16

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2003	2002	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$24.09	$31.64	$38.66	$44.45	$37.74

Income From Investment Operations:
Net investment income	0.36	0.37	0.36	0.36	0.44
Net realized and unrealized gains (losses) on investments	6.14	(7.34)	(5.05)	(4.37)	7.23

Total from investment operations	6.50	(6.97)	(4.69)	(4.01)	7.67

Less Distributions:
Dividends from net investment income	(0.37)	(0.36)	(0.35)	(0.37)	(0.43)
Distributions from net realized gains	(0.93)	(0.22)	(1.98)	(1.41)	(0.53)

Total distributions	(1.30)	(0.58)	(2.33)	(1.78)	(0.96)

Net Asset Value, end of year	$29.29	$24.09	$31.64	$38.66	$44.45

Total Investment Return(a)	28.18%	(22.19)%	(12.05)%	(9.03)%	20.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,940.9	$2,352.3	$3,394.1	$4,186.0	$4,655.0
Ratios to average net assets:
Expenses	0.37%	0.37%	0.39%	0.39%	0.39%
Net investment income	1.42%	1.25%	1.02%	0.83%	1.09%
Portfolio turnover rate	2%	4%	3%	7%	2%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

	Value Portfolio
	Class I
	Year Ended December 31,
	2003	2002(b)	2001	2000	1999
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$20.46	$19.52	$20.03

Income From Investment Operations:
Net investment income	0.23	0.22	0.25	0.46	0.51
Net realized and unrealized gains (losses) on investments	3.62	(4.15)	(0.69)	2.45	1.89

Total from investment operations	3.85	(3.93)	(0.44)	2.91	2.40

Less Distributions:
Dividends from net investment income	(0.24)	(0.23)	(0.30)	(0.44)	(0.50)
Distributions from net realized gains	—	—	(1.81)	(1.53)	(2.41)
Tax return of capital distributions	— (c)	—	—	—	—

Total distributions	(0.24)	(0.23)	(2.11)	(1.97)	(2.91)

Net asset value, end of year	$17.36	$13.75	$17.91	$20.46	$19.52

Total Investment Return(a)	28.07%	(21.97)%	(2.08)%	15.59%	2.52%
Ratios/Supplement Data:
Net assets, end of year (in millions)	$1,456.1	$1,247.0	$1,801.4	$1,975.3	$2,040.0
Ratios to average net assets:
Expenses	0.44%	0.43%	0.44%	0.45%	0.42%
Net investment income	1.49%	1.39%	1.32%	2.31%	2.34%
Portfolio turnover rate	72%	94%	175%	85%	16%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Less than .005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D17

Financial Highlights

	Value Portfolio
	Class II
	Year Ended December 31,		May 14, 2001(c) through December 31, 2001
	2003(d)	2002(d)
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.75	$17.91	$19.79

Income From Investment Operations:
Net investment income	0.16	0.16	0.12
Net realized and unrealized gain (losses) on investments	3.62	(4.15)	(1.01)

Total from investment operations	3.78	(3.99)	(0.89)

Less Distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.14)
Distributions from net realized gains	—	—	(0.85)
Tax return of capital distributions	— (e)	—	—

Total distributions	(0.16)	(0.17)	(0.99)

Net Asset Value, end of year	$17.37	$13.75	$17.91

Total Investment Return(a)	27.63%	(22.35)%	(4.34)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.9	$1.5	$1.1
Ratios to average net assets:
Expenses	0.84%	0.83%	0.84	%(b)
Net investment income	1.10%	1.04%	0.94	%(b)
Portfolio turnover rate	72%	94%	175%

(a)	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than one full year are not annualized.

(b)	Annualized.

(c)	Commencement of offering of Class II shares.

(d)	Calculated based upon weighted average shares outstanding during the year.

(e)	Less than $0.005 per share.

SEE NOTES TO FINANCIAL STATEMENTS.

D18

At Prudential Financial, we are committed to making it easy for you to take advantage of the many benefits your Discovery Select® Variable Annuity and Discovery Choice® Variable Annuity offer. So whenever you need assistance, do not hesitate to call or write the Prudential Annuity Service Center. Of course your licensed financial professional is also available to assist you with more complex matters such as identifying your goals, investment time horizon, and level of risk.

HOW TO REACH US BY PHONE

Customer Service Representatives

For personalized annuity service, you can call one of our specially trained customer service representatives toll free Monday to Friday, 8 a.m. to 8 p.m. ET. at (888) PRU-2888 (778-2888).

HOW TO REACH US BY MAIL

Any written requests or correspondence about your annuity should be directed as follows:

Regular Mail	Express Mail
Prudential Annuity Service Center	Prudential Annuity Service Center
PO Box 7960	2101 Welsh Road
Philadelphia, PA 19101	Dresher, PA 19025

For online access to your policy information, visit www.prudential.com.

Discovery Select® Variable Annuity and Discovery Choice® Variable Annuity are issued by Pruco Life Insurance Company (in New York, issued by Pruco Life Insurance Company of New Jersey), both located at 213 Washington Street, Newark, NJ 07102-2992, and distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, Three Gateway Center, 14th Floor, Newark, NJ 07102-4077. All are Prudential Financial companies. Each is solely responsible for its own financial condition and contractual obligations. Discovery Select and Discovery Choice are registered service marks of The Prudential Insurance Company of America.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

The 2003 Audited Financial Statements of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey will be available commencing April 30, 2004. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

All guarantees are based on the claims-paying ability of the issuer. The guarantees do not apply to the investment performance or safety of the underlying portfolios in the variable annuity.

Prudential Financial and the Rock logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

ANNUITIES ARE:	NOT FDIC INSURED	NOT BANK GUARANTEED	MAY LOSE VALUE

Prudential Annuity Service Center PO Box 13467 Philadelphia, PA 19101	Presorted Bound Printed Matter U.S. Postage PAID Prudential

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-802-6469, and ask for a copy of the Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. John A. Pileski, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

Form N-CSR, Item 4. Principal Accountant Fees and Services

(a)	Audit Fees

For each of the fiscal years ended December 31, 2003 and December 31, 2002 PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $821,000 (for 36 portfolios) for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve.

The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants

➢	Annual Fund financial statement audits

➢	Seed audits (related to new product filings, as required)

➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations

➢	Fund merger support services

➢	Agreed Upon Procedure Reports

➢	Attestation Reports

➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:

■	Federal, state and local income tax compliance; and,

■	Sales and use tax compliance

➢	Timely RIC qualification reviews

➢	Tax distribution analysis and planning

➢	Tax authority examination services

➢	Tax appeals support services

➢	Accounting methods studies

➢	Fund merger support services

➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the

Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund

➢	Financial information systems design and implementation

➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

➢	Actuarial services

➢	Internal audit outsourcing services

➢	Management functions or human resources

➢	Broker or dealer, investment adviser, or investment banking services

➢	Legal services and expert services unrelated to the audit

➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)-(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

N/A to Registrant. The aggregate non-audit fees billed by PwC for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years 2003 and 2002 were $1,715,979 and $1,601,295 respectively.

(h) Principal Accountants Independence

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining PwC’s independence.

Item 5 – Reserved

Item 6 – Reserved

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required in this filing

Item 8 – Reserved

Item 9 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 – Exhibits

(a)	Code of Ethics – attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Series Fund, Inc.

By (Signature and Title)*	/s/ Jonathan D. Shain

Jonathan D. Shain Secretary

Date	February 12, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Odenath

David R. Odenath President and Principal Executive Officer

Date	February 12, 2004

By (Signature and Title)*	/s/ Grace C. Torres

Grace C. Torres Treasurer and Principal Financial Officer

Date	February 12, 2004

*	Print the name and title of each signing officer under his or her signature.